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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Washington D.C. 20002-4240

(Address of principal executive offices) (Zip code)

Paul Gallagher, Secretary of the registrant
777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant’s telephone number, including area code: 202-962-4600
Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1	(Report to Shareholders): The annual report is set forth below.

   ANNUAL REPORT
    December 31, 2005

Joan McCallen
President	LETTER FROM THE PRESIDENT OF THE VANTAGEPOINT FUNDS

Dear Shareholders:

Over the past year, investors in The Vantagepoint Funds have generally benefited from favorable market conditions. After a weak start to the year, equity securities – particularly non-U.S. equity securities – picked up, showing particular strength in the latter half of the year. Regardless of asset class, every Vantagepoint Fund experienced gains for the one year period. A more detailed discussion of market conditions and the performance of The Vantagepoint Funds can be found in this report starting on the next page.

As markets shift with economic and business conditions, different types of investments fall in and out of favor. That is why we encourage our investors to take a long-term perspective on building assets for their retirement years. As most investment professionals advise, the retirement investor should take care to be properly invested among the various asset classes such as stocks, bonds, and cash, as well as within those various classes of investments. Once assembled, it is wise to stand fast with a well designed investment program. While past performance is no guarantee of future results, the long-term performance of The Vantagepoint Funds has demonstrated the value of our multi-management investment strategy, which is designed to offer our mutual fund investors the opportunity to diversify their investments among quality investment managers with complementary investment styles across all asset classes.

We were pleased at the reception to the introduction of the Vantagepoint Milestone Funds, which were launched early in 2005. This series of eight target date based funds offers an investment for those who want professional management of their retirement funds, keyed to the date when they anticipate withdrawal. As the target date of a Vantagepoint Milestone Fund nears, the fund, composed of a selection of underlying Vantagepoint Funds, gradually moves to a more conservative asset mix.

In 2005 we also revamped our Internet site to provide more information in a format that is clearer and easier to manage. This Internet site received an award from Dalbar, an independent consulting service that sets high criteria for services in the mutual fund industry.

All of our work, whether through The Vantagepoint Funds or related products and services, is dedicated to helping our investors build retirement security. We look forward to another year of serving you, our investors.

Sincerely,

Joan McCallen

This information is being provided for educational purposes and is not intended to be construed as or relied upon as investment advice. Please consult the current Vantagepoint Funds’ prospectus carefully for a complete summary of all fees, expenses, charges, financial highlights, investment objectives, risks and performance information. Investors should consider the Funds’ investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing. The Vantagepoint Funds are distributed by ICMA-RC Services LLC, a wholly-owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. For a current prospectus, contact ICMA-RC Services, LLC, 777 North Capitol Street NE, Washington, DC 20002-4240. 1-800-669-7400.

LETTER FROM VANTAGEPOINT INVESTMENT ADVISERS, LLC

Dear Shareholders:

2005 was a year of modest returns in most markets. As in 2004, there were a few surprises that impacted short-term performance, but markets were generally driven by what was “expected” as the months progressed. For example, as the Federal Reserve pursued its inflation control campaign, it made it clear that it would continue to raise short-term rates, so investors were not caught off guard. Corporate profit growth improved over 2004 and was increasingly reflected in market prices as the year progressed. And key economic numbers—such as GDP and unemployment—remained within expected boundaries.

But market performance was far from steady as the year progressed and unexpected events rocked the markets over shorter time periods. Oil prices rose higher than expected throughout most of the year and natural disasters, both here and abroad, shook investor confidence. Higher energy costs and events such as Hurricane Katrina led to some short-term volatility but did not appear to discourage investors over the longer-term.

For the year as a whole, most segments of the market gained ground albeit at a more moderate pace than in either 2003 or 2004. Bonds provided modest gains despite eight separate interest rate hikes during the year. Non-U.S. investments led the way, even after adjusting for a strengthening dollar. A sampling of the year’s returns, as measured by major market indexes, is depicted below:*

The Vantagepoint Funds also benefited from the market gains.

Fund Returns
Vantagepoint Actively Managed Funds	Year Ended December 31, 2005

Vantagepoint Money Market Fund	2.70%
Vantagepoint Short-Term Bond Fund	1.27%
Vantagepoint US Government Securities Fund	1.05%
Vantagepoint Asset Allocation Fund	4.54%
Vantagepoint Equity Income Fund	5.76%
Vantagepoint Growth & Income Fund	6.02%
Vantagepoint Growth Fund	4.86%
Vantagepoint Aggressive Opportunities Fund	13.21%
Vantagepoint International Fund	16.88%

*This information is being provided for educational purposes and should not be construed as or relied upon as investment advice or as a solicitation for a particular product or security. Performance reflected above represents past performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lehman Brothers Intermediate Government/Credit Bond Index, a subset of the Lehman Brothers Aggregate Bond Index, is a market value weighted index consisting of government and corporate fixed-rate debt issues with maturities between one and ten years. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment-grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. A fund’s portfolio may differ significantly from the securities held in the indexes. Indexes are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Investment returns and principal value of an investment in the funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future returns. Individuals are advised to consider any new investment strategies carefully prior to implementing. Please consult the current Vantagepoint Funds’ prospectus, which contains additional information on management fees, other fund expenses, and investment risks and objectives carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400

Fund Returns (continued)
	Year Ended December 31, 2005

Vantagepoint Index Funds	Class I		Class II

Vantagepoint Core Bond Index Fund	1.98%		2.17%
Vantagepoint 500 Stock Index Fund	4.44%		4.57%
Vantagepoint Broad Market Index Fund	5.91%		6.27%
Vantagepoint Mid/Small Company Index Fund	9.63%		9.87%
Vantagepoint Overseas Equity Index Fund	12.74%		13.03%

Vantagepoint Model Portfolio Funds

Vantagepoint Model Portfolio Savings Oriented Fund		3.06%
Vantagepoint Model Portfolio Conservative Growth Fund		4.31%
Vantagepoint Model Portfolio Traditional Growth Fund		5.79%
Vantagepoint Model Portfolio Long-Term Growth Fund		7.24%
Vantagepoint Model Portfolio All-Equity Growth Fund		8.49%

Vantagepoint Milestone Funds

Vantagepoint Milestone Retirement Income Fund		3.39%
Vantagepoint Milestone 2010 Fund		4.65%
Vantagepoint Milestone 2015 Fund		5.93%
Vantagepoint Milestone 2020 Fund		6.48%
Vantagepoint Milestone 2025 Fund		7.18%
Vantagepoint Milestone 2030 Fund		7.68%
Vantagepoint Milestone 2035 Fund		8.13%
Vantagepoint Milestone 2040 Fund		8.14%

A discussion of each Fund’s 2005 results follows, beginning on page 7.

U.S. Stocks extend gains for a third consecutive year

Domestic markets and the economy showed surprising resilience during the year as each seemed to take disappointments in stride. Equity markets built on gains in the prior two years providing largely single-digit returns despite continued economic strength and corporate profits that exceeded expectations. As the year progressed, there were signs indicating reversal of prior year trends. Large-cap stocks outperformed small stocks but mid-cap stocks provided the highest gains, with double digit returns. Although value stocks outperformed growth stocks for the year as a whole, the outperformance was recorded in the first few months of 2005; from May through year end, growth outperformed value across all market capitalization segments.

Most sectors of the market positively contributed to performance, notably the energy and utility sectors. Those segments’ profitability rose significantly on higher prices for oil and natural gas resulting from increasing global demand and supply disruptions. Only two sectors, telecommunications and consumer discretionary, lost ground, with stocks of telephone companies declining in the face of growing competition from cable companies; declines in automobile and media stocks pushed the consumer discretionary sector lower.

International returns strong despite rising dollar

International markets provided better returns to investors than did domestic markets in spite of a strengthening U.S. dollar. The bellwether Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, rose 14.01%.

Returns were strongly positive around the globe. Pacific Rim countries gained over 23%, contributing the largest portion of the overall MSCI EAFE Index return. European markets also provided strong returns to U.S. investors with an 8% gain, in dollar terms. Within the MSCI EAFE Index, Japanese stocks led the way, reaching a five-year high on the Nikkei Average, propelled by the expected salubrious effects of deregulation. Likewise, sector returns were generally strong and similar to the sector returns of the U.S. markets.

Bonds Facing a Headwind

On the fixed income front, the 10-year U.S. Treasury yield closed 2005 at 4.35%—up only slightly from where it started the year despite eight quarter-point hikes in the Federal Funds rate. The Treasury yield curve ended the year virtually flat, with short-term rates essentially equal to long-term rates. In fact, long-term Treasury bonds actually saw rates dip as prices rose due to demand that outpaced supply.

This imbalance helped long-term Treasuries reach the leadership position in the bond market with a return of 6.51% as measured by the Lehman Brothers Long-Term Treasury Index. The Lehman Brothers Aggregate Bond Index, a measure of all issued debt instruments, returned 2.43% for the year; and, intermediate-term bonds, as measured by the Lehman Brothers Intermediate Government/Credit Bond Index* provided 1.57% for the year. Although positive, these broad bond market returns were lower than historical norms but not unexpected considering the swift rise in shorter-term interest rates over the past year and a half.

Predictably, very short-term interest rates rose approximately 200 basis points (2.00%) during the year, matching the increase to the Federal Funds rate over the same period. Money market funds provided modestly higher returns than short-term bonds: the MFR First Tier Retail Average, a group of money market funds, returned 2.42% for the year; short-term bonds, as measured by the Merrill Lynch 1-3 Year Government/Corporate Bond Index*, returned 1.72%.

The Vantagepoint Funds’ 2005 Enhancements

Given the market backdrop, The Vantagepoint Funds generally performed in line with their respective objectives. At the same time, several enhancements to The Vantagepoint Funds were made in the past year.

First, in the beginning of the year, eight new Vantagepoint Funds were introduced. The Vantagepoint Milestone Funds are a group of lifecycle, target-maturity funds investors can select based on the year in which the savings will be required. Using a fund-of-funds approach, each Vantagepoint Milestone Fund provides a unique risk/return profile which will age, or become more conservative, as the target date approaches. In their first year of operation, these funds attracted over $145 million in assets.

In May, the Vantagepoint Growth Fund underwent a subadviser lineup change, adding Goldman Sachs Asset Management, L.P., Legg Mason Capital Management, Inc., and Westfield Capital Management LLC. A total of six subadvisers manage the assets of the Fund, which gained significant ground against its benchmark since the change. Additionally, the portion of the Fund’s expense ratio attributable to subadviser fees fell slightly as a direct result of the subadviser changes.

Effective July 1, the investment advisory fee for each of the Vantagepoint Model Portfolio Funds was amended to include fee breakpoints once the individual fund reaches $1 billion in assets. Currently, two of the Model Portfolio Funds, the Vantagepoint Model Portfolio Traditional Growth and the Vantagepoint Model Portfolio Long-Term Growth Funds, benefit from the breakpoints.

Throughout the year, Vantagepoint Investment Advisers, LLC (“VIA”) has taken advantage of opportunities to lower the management portion of certain Funds’ expenses by either renegotiating subadviser expenses or taking steps to return the benefits to shareholders earned from economies of scale, such as with the Vantagepoint Model Portfolio Funds.

VIA continues to manage its Funds with the goal of producing above-average results over the longer-term, with below-average volatility over the shorter-term. By using independent third-party subadvisers to manage certain Fund’s assets, VIA has the flexibility to seek best-in-class managers who show potential to provide consistency of style and results. Investors can feel comfortable that the Vantagepoint Funds are managed with the ultimate goal in mind – investor success.

Sincerely,

Vantagepoint Investment Advisers, LLC

The information herein was obtained from various sources; we do not guarantee its accuracy or completeness. Neither the information nor any opinion expressed constitutes an offer, or an invitation to make an offer, to buy or sell any securities. This information is intended for educational purposes only and is not to be construed as investment advice. It does not have regard to the individual investment objectives, financial situation or the particular needs of any specific person who may receive this report. Investors should seek financial advice regarding the appropriateness of investing in any securities or using any investment strategies discussed or recommended here and should understand that statements regarding future prospects may not be realized. Investors should note that returns, if any, from investing in securities, will fluctuate and that each security price or value may rise or fall. Accordingly, investors may receive back less than originally invested. Past performance is not an indicator of future performance. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC and member NASD/SIPC. 1-800-669-7400.

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees, investor services fees, fund services fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

     Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

     Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL

Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*

$1,000.00	$1,016.00	0.64%	$3.25	Money Market **	$1,000.00	$1,022.00	0.64%	$3.26
$1,000.00	$1,005.00	0.65%	$3.28	Short-Term Bond	$1,000.00	$1,021.90	0.65%	$3.31
$1,000.00	$ 997.40	0.59%	$2.97	US Government Securities	$1,000.00	$1,022.20	0.59%	$3.01
$1,000.00	$1,054.00	0.76%	$3.93	Asset Allocation	$1,000.00	$1,021.40	0.76%	$3.87
$1,000.00	$1,036.80	0.88%	$4.52	Equity Income	$1,000.00	$1,020.80	0.88%	$4.48
$1,000.00	$1,067.60	0.81%	$4.22	Growth & Income	$1,000.00	$1,021.10	0.81%	$4.13
$1,000.00	$1,096.10	0.93%	$4.91	Growth	$1,000.00	$1,020.50	0.93%	$4.74
$1,000.00	$1,095.60	1.22%	$6.44	Aggressive Opportunities	$1,000.00	$1,019.10	1.22%	$6.21
$1,000.00	$1,193.70	1.16%	$6.41	International	$1,000.00	$1,019.40	1.16%	$5.90
$1,000.00	$ 996.80	0.45%	$2.26	Core Bond Index Class I	$1,000.00	$1,022.90	0.45%	$2.29
$1,000.00	$ 997.80	0.25%	$1.26	Core Bond Index Class II	$1,000.00	$1,023.90	0.25%	$1.28
$1,000.00	$1,055.40	0.45%	$2.33	500 Stock Index Class I	$1,000.00	$1,022.90	0.45%	$2.29
$1,000.00	$1,056.10	0.25%	$1.30	500 Stock Index Class II	$1,000.00	$1,023.90	0.25%	$1.28
$1,000.00	$1,060.20	0.44%	$2.28	Broad Market Index Class I	$1,000.00	$1,023.00	0.44%	$2.24
$1,000.00	$1,061.60	0.24%	$1.25	Broad Market Index Class II	$1,000.00	$1,024.00	0.24%	$1.22
$1,000.00	$1,077.50	0.51%	$2.67	Mid / Small Company Index Class I	$1,000.00	$1,022.60	0.51%	$2.60
$1,000.00	$1,078.30	0.31%	$1.62	Mid / Small Company Index Class II	$1,000.00	$1,023.60	0.31%	$1.58
$1,000.00	$1,148.80	0.80%	$4.33	Overseas Equity Index Class I	$1,000.00	$1,021.20	0.80%	$4.08
$1,000.00	$1,149.40	0.60%	$3.25	Overseas Equity Index Class II	$1,000.00	$1,022.20	0.60%	$3.06
$1,000.00	$1,019.30	0.81%	$4.12	Model Portfolio Savings Oriented**	$1,000.00	$1,021.10	0.81%	$4.13
$1,000.00	$1,035.90	0.86%	$4.41	Model Portfolio Conservative Growth**	$1,000.00	$1,020.90	0.86%	$4.38
$1,000.00	$1,056.00	0.95%	$4.92	Model Portfolio Traditional Growth**	$1,000.00	$1,020.40	0.95%	$4.84
$1,000.00	$1,073.40	1.01%	$5.28	Model Portfolio Long-Term Growth**	$1,000.00	$1,020.10	1.01%	$5.14
$1,000.00	$1,094.70	1.14%	$6.02	Model Portfolio All-Equity Growth**	$1,000.00	$1,019.50	1.14%	$5.80
$1,000.00	$1,022.70	0.80%	$4.08	Milestone Retirement Income**	$1,000.00	$1,021.20	0.80%	$4.08
$1,000.00	$1,041.30	0.85%	$4.37	Milestone 2010**	$1,000.00	$1,020.90	0.85%	$4.33
$1,000.00	$1,057.20	0.88%	$4.56	Milestone 2015**	$1,000.00	$1,020.80	0.88%	$4.48
$1,000.00	$1,063.70	0.90%	$4.68	Milestone 2020**	$1,000.00	$1,020.70	0.90%	$4.58
$1,000.00	$1,072.90	0.92%	$4.81	Milestone 2025**	$1,000.00	$1,020.60	0.92%	$4.69
$1,000.00	$1,080.00	0.94%	$4.93	Milestone 2030**	$1,000.00	$1,020.50	0.94%	$4.79

ACTUAL					HYPOTHETICAL

Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*

$1,000.00	$1,085.60	0.96%	$5.05	Milestone 2035**	$1,000.00	$1,020.40	0.96%	$4.89
$1,000.00	$1,084.70	0.96%	$5.04	Milestone 2040**	$1,000.00	$1,020.40	0.96%	$4.89

*

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year divided by total number of days in fiscal year e.g. 184/365] (to reflect the one-half year period).

**	This Fund invests in one or more other mutual funds. The annualized expense ratio includes this Fund’s proportionate share of the expense ratio of such other mutual fund(s).

Vantagepoint Money Market Fund

The Vantagepoint Money Market Fund’s objective is to seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00. The principal investment strategy is to invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund, which invests in high-quality, short-term money market instruments. The underlying portfolio of the Short-Term Investments Trust Liquid Assets Portfolio consists of certificates of deposit of major U.S. banks, prime commercial paper, high-quality short-term corporate obligations and short-term U.S. Government and agency securities. The Fund’s portfolio has an average maturity of less than 90 days.

Performance

The Vantagepoint Money Market Fund returned 2.70% in 2005. The Fund’s unmanaged benchmark, the 30-day U.S. Treasury bill, returned 2.98%, while the benchmark for the Fund’s peer group, the MFR Prime Retail Average, returned 2.42%.

Commentary

Short-term interest rates increased 200 basis points (2.00%) during 2005 as the Federal Reserve continued the inflation-fighting job it began in mid-2004. The Federal Reserve has increased this key overnight lending rate one-quarter point at each of its past thirteen opportunities. By continuing to raise rates, the Federal Reserve has affirmed, with each increase, the health of a domestic economy in which many had felt trepidation.

The Fund’s yield increased from 1.70% at the beginning of the year to 3.70% at the end of the year. The differential of approximately 200 basis points, the same amount as short-term interest rates increased during the year, typifies the Fund’s responsiveness to changes in short-term interest rates. The Fund underperformed its unmanaged benchmark, the 30 day U.S. Treasury bill, owing to fees, but topped its peer fund benchmark, the MFR Prime Retail Average which is made up of other money market funds.

The Short-Term Investments Trust Liquid Asset Portfolio’s ended the year with a weighted average maturity of 30 days and the highest quality rating for money market funds, with all securities rated A-1/P-1 by Moody’s Investor Service.*

* Moody’s Investors Service is one of the leading providers of independent credit ratings and research to the capital markets. Moody’s publishes credit opinions, research and ratings on fixed income securities, issuers of securities and other credit obligations.

Vantagepoint Model Portfolio All-Equity Growth Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Money Market Fund vs. 30-day U.S. Treasury bill: Growth of $10,000 Invested March 1, 1999

Vantagepoint Money Market Fund Total Return for the periods ended December 31, 2005

One Year	2.70%

Three Years	1.37%

Five Years	1.82%

Since Inception	2.78%

Fund Inception Date	March 1, 1999

Past performance does not guarantee future results. Investment returns will fluctuate. While the Fund seeks to maintain a stable net asset value of $1 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark is the 30-day U.S. Treasury bill, an unmanaged benchmark that does not reflect the cost of portfolio management or trading. The Fund’s portfolio differs significantly from the market index, which is a single security.

Vantagepoint Short-Term Bond Fund

The Vantagepoint Short-Term Bond Fund’s objective is to seek total return that is consistent with preservation of capital. The principal investment strategy is to invest, under normal market conditions, at least 80% of assets in bonds of varying maturities. The Fund also normally invests at least 65% of its assets in debt securities with more than one year of maturity, and its maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Performance

The Vantagepoint Short-Term Bond Fund returned 1.27% for 2005. The Fund’s benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index returned 1.75%. The Morningstar Short-Term Bond Funds Category Average, a group of mutual funds with similar objectives, advanced 1.43%.

Commentary

The headline news in bond markets during 2005 was the continued interest rate tightening by the Federal Reserve. Continuing the pattern from 2004 into 2005, the Federal Reserve raised this rate eight more times ending the year at 4.25%. Because its intentions were known well in advance and despite a back-up in short-term yields, which is to be expected under these conditions, bond market investors generally took the increases in stride.

All spread sectors except for corporates and mortgage pass-throughs outperformed Treasuries. The big winner of the year was the emerging markets sector, buoyed by global economic growth, high commodity prices, and positive secular sociopolitical trends in emerging economies. The biggest loser was the automotive sector, weighted down by bankruptcies and multiple credit rating downgrades, due to high retirement/post-retirement obligations and declining market share.

Within Fund holdings, an overweight to financials, asset-backed securities and Aaa-rated securities were additive to performance relative to the market benchmark.

The Fund’s underweight to mortgage pass-throughs detracted from performance relative to the benchmark.

The impact of fees also contributed to the Fund’s relative underperformance to its market benchmark since the Merrill Lynch 1-3 Year Government/Corporate Bond Index does not reflect fees or other expenses borne by the Fund.

The Fund’s subadvisers, Payden & Rygel and STW Fixed Income Management Ltd., adhere to different but complementary approaches to short-term bond investing, and VIA believes that the Fund is well positioned to seek to achieve the Fund’s short-term bond mandate.

Subadviser Data

Payden & Rygel

Founded:	1983

Investment Style:	Broad-based short duration bond management

Investment approach:	Pursues a portfolio that focuses on quality, liquidity and safety of principal

STW Fixed Income Management Ltd.

Founded:	1977

Investment Style:	Short duration fixed income management

Investment approach:	Pursues a portfolio of investment grade fixed income securities and short duration assets

Vantagepoint Short-Term Bond Fund
Portfolio Holdings as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Short-Term Bond Fund vs. Merrill Lynch 1-3 Government/Corporate Bond Index Growth of $10,000 Invested December 4, 2000

Vantagepoint Short-Term Bond
Total Return for the periods ended December 31, 2005*

One Year	1.27%

Three Years	2.80%

Five Years	3.53%

Since Inception	3.57%

Fund Inception Date	December 4, 2000

Past performance does not guarantee future results. Investment returns will fluctuate. It is still possible to lose money by investing in the Fund. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark is the Merrill Lynch 1-3 Year Government/Corporate Bond Index (“Merrill 1-3”). The Merrill 1-3 tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The Fund changed the benchmark to which it compares its performance because the Merrill 1-3 is considered to better reflect the market sectors in which the Fund invests since the Fund changed its investment objective and strategies on November 8, 2004.

* On November 8, 2004, the Fund underwent changes to its investment objective, strategies and investment subadvisers. Performance prior to November 8, 2004, should not be considered representative of the past performance of the Fund as currently managed.

Vantagepoint US Government Securities Fund

The Vantagepoint US Government Securities Fund’s objective is to offer current income. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in securities issued by the U.S. Treasury, U.S.

Government, and U.S. Government-sponsored entities, including mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

Performance

The Fund returned 1.05% in 2005. Its market benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 1.70%. The Morningstar Intermediate Government Funds Category Average, a group of mutual funds with similar objectives, returned 1.90%.

Commentary

The headline news in bond markets during 2005 was the continued interest rate tightening by the Federal Reserve.

Continuing the pattern from 2004 into 2005, the Federal Reserve raised this rate eight more times ending the year at 4.25%. Because its intentions were known well in advance and despite a back-up in short-term yields, which is to be expected under these conditions, bond market investors generally took the increases in stride.

The Fund underperformed its peer group benchmark due primarily to the shorter duration of its portfolio relative to that of its peers. This positioning of the Fund in the shorter range of the intermediate category is designed to aid performance in a rising interest rate environment. However, supply and demand forces in the marketplace did not follow traditional patterns in 2005. Demand for longer term, yet still within the intermediate category, drove prices higher for these securities.

An overweight within Fund holdings to the mortgage-backed sector hurt performance, relative to the market benchmark. The Fund’s benchmark does not include any fees or expenses.

The Fund’s subadviser, Mellon Capital Management Corporation, follows an enhanced index approach, seeking to achieve broad diversification among U.S. Government bonds in the intermediate sector of the bond market.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983

Investment Style:	Intermediate U.S. Government securities

Investment Approach:	Selects U.S. Treasury, U.S. Government agency and agency mortgage-backed securities.

Vantagepoint US Government Securities Fund
Portfolio Holdings as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint US Government Securities Fund vs. Lehman Brothers Intermediate Government Bond Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint US Government Securities Fund vs. Lehman Brothers Intermediate Government Bond Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint US Government Securities Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	1.05%

Three Years	1.49%

Five Years	4.08%

Ten Years	4.91%

Fund Inception Date	July 1, 1992

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the Lehman Brothers Intermediate Government Bond Index, consists of intermediate U.S. Government securities. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Asset Allocation Fund

The Vantagepoint Asset Allocation Fund’s objective is to offer long-term growth of capital at a lower level of risk than a portfolio consisting entirely of common stocks. The principal investment strategy is to tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the subadviser based on relative expected return and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund’s investments in common stocks may range from as little as 0% to as much as 100% of Fund assets.

Performance

The Fund returned 4.54% in 2005, while its blended benchmark, a blend of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day U.S. Treasury Bills, returned 5.27%. The Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Category Index, returned 5.29%.

Commentary

Short-term interest rates continued to rise in 2005, as the Federal Reserve increased the target Federal Funds rate from 2.25% at the beginning of the year to 4.25% by year end. Long-term interest rates, however, fell moderately in 2005 due to increasing global demand coupled with limited supply resulting in higher prices. As a result, longer-term bonds provided one of the highest returns in the domestic fixed income market. The Lehman Brothers Long-Term Treasury Bond Index rose 6.51%.

Major U.S. stock indexes posted positive returns for the third year in a row, after three negative years between 2000 and 2002. The gains were fueled by relatively low interest rates, an improving economic picture, rising corporate earnings, growth in employment and relatively low inflation expectations. Most of the year’s return came in the second half of the year as concerns about rising inflation and a slow down in the economy subsided. For the year, the S&P 500 Index gained 4.91%.

During the first half of 2005, bonds outperformed stocks amid concerns of slowing economic growth. This trend reversed in the second half as prospects for economic growth improved amid reasonable inflation expectations, in spite of higher energy prices. Improving corporate earnings forecasts also contributed to improving economic fundamentals which drove stocks higher by year end. Still, bonds had a relatively strong performance given that short-term interest rates rose significantly and equity market, corporate earnings and economic fundamentals were relatively strong.

The Fund underperformed its blended benchmark due to the higher-than-benchmark weight to equities. While the broader bond market underperformed equities, longer-term bonds, as measured by the Lehman Brothers Long-Term Treasury Bond Index, outperformed stocks, as measured by the S&P 500 Index. The benchmark’s 25% weight to longer-term bonds versus the Fund’s 2005 maximum of 100% weight to equities caused the Fund’s underperformance relative to the benchmark.

The Fund opened the year with a 90% allocation to stocks, a 10% allocation to bonds, and a 0% cash allocation. In January 2005, the Fund shifted to a 100% allocation to stocks, and remained at that allocation throughout the year. The year-end allocation of 100% stocks, clearly favored stocks over bonds and cash. This reflects the subadviser’s belief in the relative attractiveness of stocks versus bonds and cash, given market conditions. The Fund’s subadviser remains confident that it has positioned the Fund’s asset allocation appropriately.

The asset allocation approach used by the Fund’s subadviser, Mellon Capital Management Corporation, has been consistently applied in the Fund for many years. It seeks to provide equity-like returns with lower volatility than an all-equity portfolio, and has achieved such a record historically. The asset allocation will continue to shift over time in an effort to benefit from attractive expected returns as anticipated by the subadviser. When markets shift, VIA believes the Fund is well suited to quickly change its allocations to the benefit of shareholders.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983

Investment Style:	Tactical asset allocation

Investment Approach:	Active allocation between stocks, bonds and cash, using a quantitative model and passive management of stock and bond exposure

Vantagepoint Asset Allocation Fund
Allocation of Assets for the 4 Years Ended December 31, 2005

Vantagepoint Asset Allocation Fund vs. Blended Benchmark and S&P 500 Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Asset Allocation Fund vs. Blended Benchmark and S&P 500 Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint Asset Allocation Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	4.54%

Three Years	13.36%

Five Years	3.01%

Ten Years	8.27%

Fund Inception Date	December 1, 1974

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day Treasury bills. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Long-Term Treasury Bond Index consists of all Treasury obligations with maturities of 10 years or greater. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund seeks long-term capital growth with consistency derived from dividend yield. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on large-capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in bonds, convertible securities and securities of foreign issuers.

Performance

The Vantagepoint Equity Income Fund returned 5.76% in 2005. The Fund’s market benchmark, the Russell 1000 Value Index,* gained 7.05% for the year; the Morningstar Large Value Funds Category Average, a group of mutual funds with similar objectives and the Fund’s peer group benchmark, returned 5.88%.

Commentary

The Fund’s value-style orientation helped investors relative to the broader markets as growth segments underperformed for the sixth consecutive year. However, focus on longer term opportunities led to Fund underperformance relative to benchmarks for the one year period.

For the year as a whole, the Fund allocated a different percentage of assets to three key market sectors, relative to the Fund’s benchmark. Sector weight differentials within consumer discretionary, financials and energy accounted for the underperformance of the Fund, although strong stock selection within these sectors lessened the impact.

•

Fund holdings in the energy sector proved to be top performers as crude oil prices rose 40% during the year and helped propel many energy companies to record profits. An underweight in this sector detracted from performance.

•

The financials sector also enjoyed a strong year buoyed by a rebound in merger and acquisition activity and a revitalized IPO market. Fund holdings in the insurance industry performed well as regulatory concerns began to ease and investors focused on higher premiums and profits following the busiest hurricane season in history. An underweight in this sector detracted from performance.

•

The consumer discretionary sector proved to be the worst performing sector in the index for the year as rising interest rates and a dramatic increase in energy prices stalled consumer spending. Fund holdings in automotive-related industries and an overweight to this sector detracted from performance.

Holdings in the materials, health care and industrials sectors provided the greatest return to the Fund.

•

Within the materials sector, construction materials firms posted the strongest returns. Still buoyed by the rebuilding effort relating to the devastating hurricane season, construction related firms continued to post strong profits.

•

Strong stock selection within the health care sector, particularly the pharmaceutical and biotechnology industry, aided Fund performance relative to the benchmark. An overweight to this sector also added to performance relative to the benchmark.

Active management provides the opportunity to earn a different return, over the long-term, than an indexed investment. The path is not always straight; typically periods of fund outperformance are followed by underperforming periods. Notwithstanding the underperformance in the current year, the Vantagepoint Equity Income Fund has achieved a very favorable performance record over the last five years relative to both its market benchmark and within its large value peer universe, as measured by Morningstar. Past performance is not indicative of future returns. Based on the due diligence performed on the Fund’s subadvisers, both before and during their tenure in the Fund, VIA remains confident that they continue to adhere to the strategy for which they were retained.

* Prior to March 31, 2005, the Fund compared its performance to the S&P 500/BARRA Value Index, which consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is considered to be a more appropriate comparison because it better represents the types of securities in which the Fund invests.

Subadviser Data

Barrow, Hanley, Mewhinney & Strauss, Inc.

Founded:	1979

Investment Style:	Contrarian value

Investment Approach:	Bottom-up fundamental research

Southeastern Asset Management, Inc.

Founded:	1975

Investment Style:	Special situations value

Investment Approach:	Bottom-up fundamental research

T. Rowe Price Associates, Inc.

Founded:	1937

Investment Style:	Relative yield value

Investment Approach:	Bottom-up fundamental research

Vantagepoint Equity Income Fund
Sector Allocation as of December 31, 2005

Due to Rounding, Pie chart allocations may not equal 100%.

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index and S&P 500/BARRA Value Index: Growth of $10,000 invested March 1, 1999

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index and S&P 500/BARRA Value Index: Growth of $10,000 invested December 31, 1995

Vantagepoint Equity Income Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	5.76%

Three Years	17.34%

Five Years	7.18%

Ten Years	10.84%

Fund Inception Date	April 1, 1994

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the Russell 1000 Value Index, consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s objective is to offer long-term capital growth and current income. The principal investment strategy is to invest primarily in common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks.

Performance

The Fund returned 6.02% in 2005. The S&P 500 Index, its market benchmark, gained 4.91%. The Morningstar Large Blend Funds Category Average, a group of mutual funds with similar objectives, advanced 5.77%.

Commentary

Generally, U.S. equity markets provided single digit returns as continued economic strength and corporate profits exceeded expectations. Within the S&P 500 Index, the Fund’s market benchmark, sector returns were modestly positive, though energy and utility stocks rose significantly on higher oil prices and increasing demand and profitability.

For the year, the Fund outperformed the S&P 500 Index, with gains spread across several sectors. Stock selection within the health care, financials, and industrials sectors made significant contributions to this outperformance relative to the S&P 500 benchmark.

•

The Fund’s health care holdings, specifically those in the managed care industry, logged solid gains due to favorable implications from upcoming changes in Medicare legislation. And although performance varied within the industries, some pharmaceutical and biotechnology stocks enjoyed a strong year.

•

Fund holdings within the financials sector also contributed significantly to performance relative to the S&P 500 Index, as merger and acquisition activity reached its highest level since 2000, and the global market for initial public offerings heated up. Insurance stocks performed well as regulatory concerns began to ease and investors focused on higher premiums and profits following the busiest hurricane season in history.

•

In line with performance at the benchmark level, the Fund’s energy holdings advanced more than 30%, and utility stocks rose 15% as higher energy consumption and supply disruptions sent oil and natural gas prices to record levels. These two sectors accounted for approximately half of the Fund’s and S&P 500’s overall performance.

Two sectors – materials and consumer discretionary – negatively impacted performance.

•

Consumer discretionary stocks ended the year lower, led by auto and media stocks. Holdings in this sector resulted in a modest detraction from Fund performance, relative to the benchmark. Automobile sales slowed as a result of higher interest rates and gas and energy prices, negatively impacting Fund holdings. Stocks of cable companies fell as competition from traditional telephone companies increased.

•

Within the materials sector, an overweight to the chemicals industry detracted from performance. Companies within this industry were particularly impacted by increased costs associated with rising energy prices.

The Fund blends three complementary styles of investing – value, growth and core. Three subadvisers implement this strategy, each managing one of the three styles, with a goal to provide favorable results with more consistency over time than a single style fund.

Subadviser Data

Capital Guardian Trust Company

Founded:	1968

Investment Style:	Selected opportunities

Investment Approach:	Bottom-up fundamental research

T. Rowe Price Associates, Inc.

Founded:	1937

Investment Style:	Blue chip growth

Investment Approach:	Bottom-up fundamental research

Wellington Management Company, LLP

Founded:	1928

Investment Style:	Yield-focused value

Investment Approach:	Bottom-up fundamental research

Vantagepoint Growth & Income Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth & Income Fund vs. S&P 500 Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Growth & Income Fund vs. S&P 500 Index: Growth of $10,000 Invested October 2, 1998

Vantagepoint Growth & Income Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	6.02%

Three Years	14.62%

Five Years	2.02%

Since Inception	8.89%

Fund Inception Date	October 2, 1998

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest primarily in common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth.

Performance

The Vantagepoint Growth Fund returned 4.86% in 2005. The Fund’s market benchmark, the Russell 1000 Growth Index,* gained 5.26% for the year; the Morningstar Large Growth Funds Category Average, a group of mutual funds with similar objectives and the Fund’s peer group benchmark, returned 6.46%.

Commentary

Although the growth segment of the market underperformed for the sixth consecutive year, value won based on a very strong first quarter relative to growth. From the nine months ending December 2005, growth outperformed value, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes, by approximately 380 basis points (3.80%).

In May 2005, the Vantagepoint Funds Board of Directors approved changes to the Fund. Beginning May 25, 2005, allocations to three Vantagepoint Growth Fund subadvisers (Fidelity Management & Research Company, Tukman Capital Management, Inc. and Peregrine Capital Management, Inc.) were reduced; Brown Capital Management was terminated as a subadviser, and three new subadvisers were added to the Fund: Westfield Capital Management Company, LLC, Legg Mason Capital Management, Inc., and Goldman Sachs Asset Management, L.P. These six subadvisers represent six different but complementary styles of growth investing.

Much like the growth market as a whole, the Fund, under its’ new subadviser structure, worked hard to make up prior relative losses, in this case versus its market benchmark, the Russell 1000 Growth Index. However, for the year, the Fund underperformed both its market and peer group benchmarks.

For the year, Fund holdings in information technology and consumer discretionary sectors, traditional growth sectors, caused the Fund to underperform its benchmark, the Russell 1000 Growth Index.

•	Semiconductors rebounded nicely from a disappointing 2004 but not enough to offset the poor performing software and computer stocks.

•	Consumer discretionary stocks produced negative returns for the year as shrinking disposable incomes due to higher energy costs eventually lead to less consumer spending.

•

Health care stocks held in the Fund performed well, though in isolated industries. The managed care industry advanced on expectations of increased revenue once Medicare Part D is enacted in 2006. Biotechnology also performed well as revenues continued to grow. Pharmaceutical stocks disappointed as growth prospects for many of these companies declined. The Fund remained largely underweight in pharmaceutical stocks.

The investment strategies pursued by the Fund’s subadvisers complement one another by providing six different styles of growth investing. This multi-management approach seeks to position the Fund for attractive long-term investment opportunities.

* Prior to March 31, 2005, the Fund compared its performance to the Dow Jones Wilshire 5000 Total Market Index, which consists of common equity securities domiciled in the U.S. for which daily pricing is available. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered to be a more appropriate comparison because it better represents the types of securities in which the Fund invests.

Subadviser Data

Fidelity Management & Research Company

Founded:	1981

Investment Style:	Small to mid-cap growth

Investment Approach:	Bottom-up fundamental research

Goldman Sachs Asset Management, L.P.

Founded:	1988

Investment Style:	Structured growth

Investment Approach:	Structured fundamental research

Legg Mason Capital Management, Inc.

Founded:	1899

Investment Style:	Opportunistic growth

Investment Approach:	Bottom-up fundamental research

Peregrine Capital Management, Inc.

Founded:	1984

Investment Style:	Concentrated growth

Investment Approach:	Bottom-up fundamental analysis

Tukman Capital Management, Inc.

Founded:	1980

Investment Style:	Contrarian growth

Investment Approach:	Bottom-up fundamental research

Westfield Capital Management Company, LLC

Founded:	1989

Investment Style:	Thematic growth

Investment Approach:	Bottom-up fundamental research

Vantagepoint Growth Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth Fund vs. Russell 1000 Growth Index and Dow Jones Wilshire 5000 Total Market Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Growth Fund vs. Russell 1000 Growth Index and Dow Jones Wilshire 5000 Total Market Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint Growth Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	4.86%

Three Years	11.70%

Five Years	-2.19%

Ten Years	8.06%

Fund Inception Date	April 1, 1983

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s objective is to offer high long-term capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that the Fund’s subadvisers believe offer the opportunity for high capital appreciation.

Performance

The Vantagepoint Aggressive Opportunities Fund returned 13.21% in 2005. The Fund’s market benchmark, the Russell MidCap Growth Index*, gained 12.10%, while the Morningstar Mid-Cap Growth Funds Category Average, a group of mutual funds with similar objectives, returned 9.70%.

Commentary

The Aggressive Opportunities Fund posted a strong return in 2005, outperforming both its market benchmark and, particularly, its peer group benchmark. Small-cap stocks outperformed large-cap offerings; mid-cap funds, like those held in the Vantagepoint Aggressive Opportunities Fund, performed the best of the three primary capitalization groups. Fund holdings in the materials, financials and industrials sectors aided Fund performance the most during 2005. Fund performance was also improved by an average 25% allocation to overseas investments.

•

Japanese insurers posted the strongest returns in Fund holdings in the financials sector, beneficiaries of that country’s move to privatization. Domestic insurance stocks also performed well as regulatory concerns began to ease and investors focused on higher premiums and profits following the busiest hurricane season in history. An overweight to this sector aided Fund performance relative to its benchmark.

•	The Fund experienced widespread success in the industrial sector with commercial services & supplies companies leading the way.

•	The Fund benefited from an overweight to the materials sector as well as strong stock selection by the subadvisers.

•

Although underweight relative to the benchmark, the energy sector contributed to overall Fund performance as crude oil prices rose 40% during the year and helped propel many energy companies to record profits. The desire for larger firms to increase their market share through acquisition proved fortuitous for several of the Fund’s holdings.

The Fund’s returns were positive across all but one market sector, consumer discretionary stocks, the Fund’s heaviest weighted sector.

•

Coupled with rising interest rates, the increase in crude oil prices and the effect the increase had on fuel prices, consumer discretionary spending fell. An overweight in this sector hurt Fund performance relative to the benchmark.

The Fund’s subadvisers employ distinct, yet complementary investing styles, and remain committed to their strategies. By combining subadvisers, the Fund seeks to provide favorable results for investors with more consistency over time than a single-manager fund.

* Prior to March 31, 2005, the Fund compared its performance to the Dow Jones Wilshire 4500 Completion Index, consists of all stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index. The Fund changed the index to which it compares its performance because the Russell MidCap Growth Index is considered to be a more appropriate comparison because it better represents the types of securities in which the Fund invests.

Subadviser Data**

Southeastern Asset Management, Inc.

Founded:	1975

Investment Style:	Worldwide special situations

Investment Approach:	Bottom-up fundamental research

T. Rowe Price Associates, Inc.

Founded:	1937

Investment Style:	Emerging growth

Investment Approach:	Bottom-up fundamental research

Wellington Management Company, LLP

Founded:	1928

Investment Style:	Worldwide growth opportunities

Investment Approach:	Bottom-up fundamental research

** On January 19, 2006, the Fund’s Board of Directors approved changes to the subadvisers of the Fund. Please see the Notes to the Financial Statements for more information.

Vantagepoint Aggressive Opportunities Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Aggressive Opportunities Fund vs. Russell MidCap Growth Index and Dow Jones Wilshire 4500 Completion Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Aggressive Opportunities Fund vs. Russell MidCap Growth Index and Dow Jones Wilshire 4500 Completion Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint Aggressive Opportunities Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	13.21%

Three Years	23.85%

Five Years	0.16%

Ten Years	9.09%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forcasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint International Fund

The Vantagepoint International Fund’s objective is to offer long-term capital growth and diversification by country. The principal investment strategy is to invest primarily in the common stocks of companies headquartered outside the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities.

Performance

The Vantagepoint International Fund rose 16.88% for the year. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, returned 14.01%. The Morningstar Foreign Large Blend Funds Category Average, a group of mutual funds with similar investment objectives, returned 14.55%.

Commentary

Developed overseas equity markets generally provided higher returns to investors than did domestic markets. Although the U.S. dollar strengthened relative to major foreign currencies during the year, even after translation to the stronger U.S. dollar, international equity investors realized a higher return than their U.S. counterparts.

The Fund outperformed both its market and peer group benchmarks for the year. Several key areas of the market led to this outperformance.

•

Financial stocks, particularly those in Japan and South Korea, provided the largest contribution to performance due to a surge in mergers & acquisition activity, global initial public offerings and regional economic growth.

•

At the benchmark level, the information technology and telecommunications sectors posted market-like returns; however, the stocks chosen by the Fund’s subadvisers performed significantly better, adding to performance.

•	Energy stocks overseas rose less than their U.S. counterparts, but still finished the year nicely higher as the price of oil rose 40% in 2005 due to increasing consumption and tight supplies.

•	Industrial stocks also performed well as economic growth in developing markets fueled improvement and investment in infrastructure.

As part of the ongoing effort to ensure the Fund is well constructed and positioned to provide investors with favorable return and risk characteristics going forward, VIA concluded the year by proposing and the Fund’s Board approving, changes among the Fund’s subadvisers. Effective January 3, 2006, Artisan Partners Limited Partnership and Capital Guardian Trust Company, each previously managing half of the Fund’s assets, have been joined by GlobeFlex Capital, LP and Walter Scott & Partners Limited. VIA believes that the new subadvisers bring extensive experience and complementary strategies to the Fund.

Subadviser Data*

Capital Guardian Trust Company

Founded:	1968

Investment Style:	International selected opportunities

Investment Approach:	Bottom-up fundamental research

Artisan Partners Limited Partnership

Founded:	1995

Investment Style:	International growth opportunities

Investment Approach:	Bottom-up fundamental research

* On December 16, 2005, the Fund’s Board of Directors approved changes to the subadvisers of the Fund. Please see the Notes to the Financial Statements for more information.

Vantagepoint International Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint International Fund vs. MSCI EAFE Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint International Fund vs. MSCI EAFE Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint International Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	16.88%

Three Years	20.93%

Five Years	3.45%

Ten Years	5.99%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Funds invest in securities that are selected to approximate the investment characteristics and performance of their respective benchmarks. To minimize transaction costs, the Index Funds, with the exception of the Vantagepoint 500 Stock Index Fund, use sampling techniques to approximate their benchmarks’ characteristics using fewer securities than are contained in the Index.

The Vantagepoint Core Bond Index Fund’s objective is to offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

The Vantagepoint 500 Stock Index Fund’s objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

The Vantagepoint Broad Market Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Total Market Index.

The Vantagepoint Mid/Small Company Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index.

The Vantagepoint Overseas Equity Index Fund’s objective is to offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index.

Short-term interest rates continued to rise in 2005, as the Federal Reserve increased its benchmark rate from 2.25% at the beginning of the year to 4.25% by year end. Long-term interest rates, however, fell moderately in 2005. Because interest rates and bond prices move in opposite directions, the U.S. bond market posted modest returns. The Lehman Brothers Aggregate Bond Index rose 2.43%. The Vantagepoint Core Bond Index Fund (Class II shares), which tracks that index, returned 2.17%.

The major U.S. stock indexes posted positive returns for the third year in a row, after three negative years between 2000 and 2002. The gains were fueled by relatively low interest rates, an improving economic picture, rising corporate earnings, growth in employment and relatively low inflation expectations. Most of the year’s return came in the second half of the year as concerns about rising inflation and a slow down in the economy subsided. The Vantagepoint 500 Stock Index Fund (Class II shares) returned 4.57%. The Fund tracks the S&P 500 Index, which gained 4.91%. The Vantagepoint Broad Market Index Fund (Class II shares) returned 6.27%. The Fund tracks the Dow Jones Wilshire 5000 Total Market Index, which includes the stocks of all U.S.-headquartered companies and rose 6.38%. The Vantagepoint Mid/Small Company Index Fund (Class II shares) returned 9.87%. The Fund tracks the Dow Jones Wilshire 4500 Completion Index, which measures the performance of small- and mid-sized companies and gained 10.03%.

In general, international stocks experienced strong positive returns in 2005 that were higher than most U.S. stocks. However, due to the dollar’s appreciation against major currencies during the year, international returns were lower when translated into U.S. dollars. The MSCI EAFE Free Index, which comprises larger stocks in developed markets, rose 14.01% in dollar terms. The Vantagepoint Overseas Equity Index Fund (Class II shares) returned 13.03%.

As of December 31, each Index Fund invested in a portfolio managed by Mellon Capital Management Corporation.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983

Investment Style:	Index portfolio

Investment approach:	Approximate the investment characteristics and performance of specified benchmarks

*This information is being provided for educational purposes and is not intended to be construed as or relied upon as investment advice. This information is not intended to be construed as a solicitation for particular product or security. Performance reflected above represents past performance. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 is an Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Wilshire 5000 Total Market Index consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available. It is the broadest measure of the U.S. equity market. The Dow Jones Wilshire 4500 Completion Index measures the performance of all small and mid-cap stocks. The MSCI EAFE Free Index consists of a subset of the MSCI EAFE Index that excludes securities that are not available for purchase by foreign investors. A fund’s portfolio may differ significantly from the securities held in the indexes. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual open-ended investment company portfolio. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future returns. Individuals are advised to consider any new investment strategies carefully prior to implementing. Please consult the current Vantagepoint Funds prospectus, which contains additional information on management fees, other fund expenses, and investment risks and objectives carefully prior to investing any money. Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

Vantagepoint Core Bond Index Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Core Bond Index Fund Class I vs. Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Core Bond Index Fund Class II vs. Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested April 5, 1999

Vantagepoint Core Bond Index Fund

Average Annual Total Return for the periods ended December 31, 2005

	Class I Shares	Class II Shares

One Year	1.98%	2.17%
Three Years	3.20%	3.42%
Five Years	5.52%	5.73%
Since Inception	6.00%	6.20%

Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 (Class I Shares) and April 5, 1999 (Class II Shares), represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, consists of all investment-grade U.S. fixed income securities. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint 500 Stock Index Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index: Growth of $10,000 Invested April 5, 1999

Vantagepoint 500 Stock Index Fund Average Annual Total Return for the periods ended December 31, 2005

	Class I Shares	Class II Shares

One Year	4.44%	4.57%
Three Years	13.88%	14.04%
Five Years	0.10%	0.27%
Since Inception	5.79%	5.99%

Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 (Class I Shares) and April 5, 1999 (Class II Shares), represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Broad Market Index Fund Class I vs. Dow Jones Wilshire 5000 Total Market Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Broad Market Index Fund Class II vs. Dow Jones Wilshire 5000 Total Market Index: Growth of $10,000 Invested April 5, 1999

Vantagepoint Broad Market Index Fund
Average Annual Total Return for the periods ended December 31, 2005

	Class I Shares	Class II Shares

One Year	5.91%	6.27%
Three Years	15.84%	16.08%
Five Years	1.43%	1.65%
Ten Years	8.64%	8.87%

Inception Date	October 1, 1994	October 1, 1994
Offering Date	March 1, 1999	April 5, 1999

Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 (Class I Shares) and April 5, 1999 (Class II Shares), represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark, the Dow Jones Wilshire 5000 Total Market Index, consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available. It is the broadest measure of the U.S. equity market. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Mid/Small Company Index Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Mid/Small Company Index Fund Class I vs. Dow Jones Wilshire 4500 Completion Index Growth of $10,000 Invested March 1, 1999

Vantagepoint Mid/Small Company Index Fund Class II vs. Dow Jones Wilshire 4500 Completion Index: Growth of $10,000 Invested April 5, 1999

Vantagepoint Mid/Small Company Index Fund
Average Annual Total Return for the periods ended December 31, 2005

	Class I Shares	Class II Shares

One Year	9.63%	9.87%
Three Years	22.47%	22.70%
Five Years	6.19%	6.40%
Since Inception	8.03%	8.25%

Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 (Class I Shares) and April 5, 1999 (Class II Shares), represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark, the Dow Jones Wilshire 4500 Completion Index, consists of all stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index. It represents mid- and small-capitalization companies. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Overseas Equity Index Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE Free Index: Growth of $10,000 Invested March 1, 1999

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE Free Index: Growth of $10,000 Invested April 5, 1999

Vantagepoint Overseas Equity Index Fund
Average Annual Total Return for the periods ended December 31, 2005

	Class I Shares	Class II Shares

One Year	12.74%	13.03%
Three Years	22.93%	23.21%
Five Years	3.89%	4.12%
Since Inception	4.67%	4.90%

Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999 (Class I Shares) and April 5, 1999 (Class II Shares), represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index, consists of a subset of the MSCI EAFE Index that excludes securities that are not available for purchase by foreign investors. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s objective is to offer capital preservation, reasonable current income and some capital growth while seeking to limit risk. The principal investment strategy is to seek to invest 75% of the Fund’s assets in fixed income funds and 25% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Vantagepoint Short-Term Bond Fund	35%
Vantagepoint Core Bond Index Fund	30%
Vantagepoint US Government Securities Fund	10%
Vantagepoint Equity Income Fund	10%
Vantagepoint Growth & Income Fund	10%
Vantagepoint International Fund	5%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund returned 3.06% in 2005. The Fund’s blended benchmark returned 3.45%.* The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the same weight as the component holds in the Fund. The Vantagepoint Model Portfolio Savings Oriented Fund’s blended benchmark is: 35% Merrill Lynch 1-3 year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Lehman Brothers Intermediate Government Bond Index, 10% Russell 1000 Value Index, 10% S&P 500 Index and 5% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Model Portfolio Savings Oriented Fund had positive returns in 2005. The Vantagepoint Short-Term Bond Fund continued to be the largest allocation in the Vantagepoint Model Portfolio Savings Oriented Fund and fulfilled its role as a capital preservation anchor for the Fund. The strong performance of the Vantagepoint Equity Income and Vantagepoint Growth & Income Funds (each up more than 5.00%) and the very strong performance of the Vantagepoint International Fund (up more than 16%) provided a satisfying boost to the lower returns of the bond funds, which ranged in returns from 1.05% to 1.98%. Although stock funds comprised just 25% of total fund assets, they produced approximately two-thirds of the Fund’s overall return.

The Fund’s underperformance, relative to its blended benchmark, is due primarily to the underperformance of the Vantagepoint Equity Income, Vantagepoint Short-Term Bond, Vantagepoint Core Bond Index and Vantagepoint US Government Securities Funds, relative to their specific market benchmarks. Please refer to each component Fund’s commentary within this report for more information.

* Prior to March 31, 2005, the Fund compared its performance to a different blended benchmark. The Fund changed the benchmark to which it compares its performance because the new blended benchmark is considered to be a more appropriate comparison given the Fund’s investment objectives and the composition of its portfolio.

Vantagepoint Model Portfolio Savings Oriented Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Savings Oriented Fund vs. Blended Benchmarks and Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested December 4, 2000

Vantagepoint Model Portfolio Savings Oriented Fund vs. Blended Benchmarks and Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested December 31, 1995

Vantagepoint Model Portfolio Savings Oriented Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	3.06%

Three Years	6.22%

Five Years	3.97%

Ten Years	6.05%

Fund Inception Date	February 9, 1995

Fund Registration Date	December 4, 2000

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s composite blended benchmark is comprised of 35% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Lehman Brothers Intermediate Government Bond Index, 10% Russell 1000 Value Index, 10% S&P 500 Index and 5% MSCI EAFE Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Lehman Brothers Intermediate Government Bond Index consists of intermediate U.S. Government securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the costs of portfolio management or trading.The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The principal investment strategy is to seek to invest 60% of the Fund’s assets in fixed income funds and 40% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Vantagepoint Short-Term Bond Fund	30%
Vantagepoint Core Bond Index Fund	30%
Vantagepoint Equity Income Fund	10%
Vantagepoint Growth & Income Fund	10%
Vantagepoint Growth Fund	8%
Vantagepoint Aggressive Opportunities Fund	5%
Vantagepoint International Fund	7%

Performance

The Vantagepoint Model Portfolio Conservative Growth Fund returned 4.31% in 2005. The Fund’s blended benchmark returned 4.52%.* The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the same target weight as the component holds in the Fund. The Vantagepoint Model Portfolio Conservative Growth Fund’s blended benchmark is: 30% Merrill Lynch 1-3 year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 10% S&P 500 Index, 8% Russell 1000 Growth Index, 5% Russell MidCap Growth Index and 7% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Model Portfolio Conservative Growth Fund had positive returns in 2005. The equity funds, which comprise 40% of the Fund and had returns ranging from 4.86% to 16.88%, produced over two-thirds of the overall Fund’s return. The bond funds, which comprise 60% of Fund assets and ranged in returns from 1.27% to 1.98% contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Aggressive Opportunities Fund were the most significant contributors to the overall Fund return, in spite of only comprising a small portion of the Fund’s assets.

The Fund’s underperformance, relative to its blended benchmark, is due primarily to the underperformance of the Vantagepoint Growth, Vantagepoint Equity Income, Vantagepoint Short-Term Bond and Vantagepoint Core Bond Index Funds, relative to their specific market benchmarks. Please refer to each component Fund’s commentary within this report for more information.

* Prior to March 31, 2005, the Fund compared its performance to a different blended benchmark. The Fund changed the benchmark to which it compares its performance because the new blended benchmark is considered to be a more appropriate comparison given the Fund’s investment objectives and the composition of its portfolio.

Vantagepoint Model Portfolio Conservative GrowthFund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Conservative Growth vs. Blended Benchmarks, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested December 4, 2000

Vantagepoint Model Portfolio Conservative Growth vs. Blended Benchmarks, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested April 1, 1996

Vantagepoint Model Portfolio Conservative Growth Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	4.31%

Three Years	8.48%

Five Years	3.58%

Since Inception	6.74%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s composite blended benchmark is comprised of 30% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 10% S&P 500 Index, 8% Russell 1000 Growth Index, 5% Russell MidCap Growth Index and 7% MSCI EAFE Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment-grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted earnings growth. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted earnings growth. The stocks are also members of the Russell 1000 Growth Index. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. These indexes are unmanaged and do not reflect the costs of The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s objective is to offer moderate capital growth and reasonable current income. The principal investment strategy is to seek to invest 40% of the Fund’s assets in fixed income funds and 60% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Vantagepoint Short-Term Bond Fund	20%
Vantagepoint Core Bond Index Fund	20%
Vantagepoint Equity Income Fund	10%
Vantagepoint Growth & Income Fund	15%
Vantagepoint Growth Fund	15%
Vantagepoint Aggressive Opportunities Fund	10%
Vantagepoint International Fund	10%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund returned 5.79% in 2005. The Fund’s blended benchmark returned 5.75%.* The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the same target weight as the component holds in the Fund. The Vantagepoint Model Portfolio Traditional Growth Fund’s blended benchmark is: 20% Merrill Lynch 1-3 year Government/Corporate Bond Index, 20% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 15% S&P 500 Index, 15% Russell 1000 Growth Index, 10% Russell MidCap Growth Index and 10% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Model Portfolio Traditional Growth Fund had positive returns in 2005. Stock funds comprised 60% of total Fund assets and produced nearly all of the Fund’s return (over 90%). The Vantagepoint International Fund and Vantagepoint Aggressive Opportunities Fund were the most significant contributors to the overall Fund return, followed by the Vantagepoint Growth & Income Fund and the Vantagepoint Growth Fund, with the Vantagepoint Equity Income, Vantagepoint Short-Term Bond and Vantagepoint Core Bond Index Funds contributing a modest amount to overall return. Please refer to each component Fund’s commentary within this report for more information.

* Prior to March 31, 2005, the Fund compared its performance to a different blended benchmark. The Fund changed the benchmark to which it compares its performance because the new blended benchmark is considered to be a more appropriate comparison given the Fund’s investment objectives and the composition of its portfolio.

Vantagepoint Model Portfolio Traditional Growth Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Traditional Growth Fund vs. Blended Benchmarks, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested December 4, 2000

Vantagepoint Model Portfolio Traditional Growth Fund vs. Blended Benchmarks, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested April 1, 1996

Vantagepoint Model Portfolio Traditional Growth Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	5.79%

Three Years	11.27%

Five Years	3.01%

Since Inception	7.48%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s composite blended benchmark is comprised of 20% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 20% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 15% S&P 500 Index, 15% Russell 1000 Growth Index, 10% Russell MidCap Growth Index and 10% MSCI EAFE Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment-grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted earnings growth. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted earnings growth. The stocks are also members of the Russell 1000 Growth Index. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.These indexes are unmanaged and do not reflect the costs of The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s objective is to offer high long-term capital growth and modest current income. The principal investment strategy is to seek to invest 20% of the Fund’s assets in fixed income funds and 80% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Vantagepoint Core Bond Index Fund	20%
Vantagepoint Equity Income Fund	13%
Vantagepoint Growth & Income Fund	20%
Vantagepoint Growth Fund	20%
Vantagepoint Aggressive Opportunities Fund	15%
Vantagepoint International Fund	12%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund returned 7.24% in 2005. The Fund’s blended benchmark returned 7.00%.* The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the same target weight as the component holds in the Fund. The Vantagepoint Model Portfolio Long-Term Growth Fund’s blended benchmark is: 20% Lehman Brothers Aggregate Bond Index, 13% Russell 1000 Value Index, 20% S&P 500 Index, 20% Russell 1000 Growth Index, 15% Russell MidCap Growth Index and 12% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Model Portfolio Long-Term Growth Fund had positive returns in 2005. Since stocks outperformed investment-grade bonds, virtually all of the Fund’s return came from stock funds. The Vantagepoint International Fund, which returned 16.88% for the year, was the most significant contributor to the overall Fund return, followed by the Vantagepoint Aggressive Opportunities Fund. The Vantagepoint Growth & Income Fund and Vantagepoint Growth Fund were also strong contributors to the Fund’s total return for the year. Please refer to each component Fund’s commentary within this report for more information.

* Prior to March 31, 2005, the Fund compared its performance to a different blended benchmark. The Fund changed the benchmark to which it compares its performance because the new blended benchmark is considered to be a more appropriate comparison given the Fund’s investment objectives and the composition of its portfolio.

Vantagepoint Model Portfolio Long-Term Growth Fund
Sector Allocation as of December 31, 2005

                   Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund vs. Blended Benchmarks and S&P 500 Index: Growth of $10,000 invested December 4, 2000

Vantagepoint Model Portfolio Long-Term Growth Fund vs. Blended Benchmarks and S&P 500 Index: Growth of $10,000 invested April 1, 1996

Vantagepoint Model Portfolio Long-Term Growth Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	7.24%

Three Years	14.23%

Five Years	2.56%

Since Inception	8.27%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s composite blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 13% Russell 1000 Value Index, 20% S&P 500 Index, 20% Russell 1000 Growth Index, 15% Russell MidCap Growth Index and 12% MSCI EAFE Index. The Lehman Brothers Aggregate Bond Index consists of all investment-grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s objective is to offer high long-term capital growth. The principal investment strategy is to invest, under normal circumstances, 100% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities, in the target percentages indicated:

Vantagepoint Equity Income Fund	15%
Vantagepoint Growth & Income Fund	20%
Vantagepoint Growth Fund	30%
Vantagepoint Aggressive Opportunities Fund	20%
Vantagepoint International Fund	15%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund returned 8.49% in 2005. The Fund’s blended benchmark returned 8.16%.* The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the same target weight as the component holds in the Fund. The Vantagepoint Model Portfolio All-Equity Growth Fund’s blended benchmark is: 15% Russell 1000 Value Index, 20% S&P 500 Index, 30% Russell 1000 Growth Index, 20% Russell MidCap Growth Index and 15% MSCI EAFE Index.

Commentary

The Vantagepoint Model Portfolio All-Equity Growth Fund produced an annual return which outperformed the equity market as measured by the S&P 500 Index, which returned 4.91%. The Fund’s five component funds produced positive returns ranging from 4.86% to 16.88%. The largest contributor to the total Fund return was the 20% weighting in the Aggressive Opportunities Fund, which gained 13.21% for the year. The next biggest contributor to the Fund’s return was the international stock allocation, which is invested in the Vantagepoint International Fund, as international stocks strongly outperformed U.S. stocks for the year. The third largest contribution to Fund return came from the Vantagepoint Growth Fund, which has the largest weighting (30%) in the Fund. The smallest contribution to overall Fund return came from the Vantagepoint Equity Income Fund which returned 5.76% in 2005. Please refer to each component Fund’s commentary within this report for more information.

* Prior to March 31, 2005, the Fund compared its performance to a different blended benchmark. The Fund changed the benchmark to which it compares its performance because the new blended benchmark is considered to be a more appropriate comparison given the Fund’s investment objectives and the composition of its portfolio.

Vantagepoint Model Portfolio All-Equity Growth Fund
Sector Allocation as of December 31, 2005

Due to rounding, pie chart allocation may not equal 100%

Vantagepoint Model Portfolio All-Equity Growth Fund vs. Blended Benchmarks and S&P 500 Index: Growth of $10,000 Invested December 4, 2000

Vantagepoint Model Portfolio All-Equity Growth Fund vs. Blended Benchmarks and S&P 500 Index: Growth of $10,000 Invested October 1, 2000

Vantagepoint Model Portfolio All-Equity Growth Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	8.49%

Three Years	16.83%

Five Years	1.48%

Since Inception	0.47%

Fund Inception Date	October 1, 2000

Fund Registration Date	December 4, 2000

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 represents the performance of the Fund prior to its SEC registration. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 15% Russell 1000 Value Index, 20% S&P 500 Index, 30% Russell 1000 Growth Index, 20% Russell MidCap Growth Index and 15% MSCI EAFE Index. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Milestone Income Retirement Fund

The Vantagepoint Milestone Retirement Income Fund’s objective seeks to offer current income and opportunities for capital growth that have limited risk. This Fund may be appropriate for participants who are very close to retirement or are already in retirement. The principal investment strategy is to seek to invest approximately 70% of the Fund’s assets in fixed income funds and approximately 30% of the Fund’s assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Vantagepoint Short-Term Bond Fund	35%
Vantagepoint Core Bond Index Fund	35%
Vantagepoint Equity Income Fund	10%
Vantagepoint Growth & Income Fund	15%
Vantagepoint International Fund	5%

Performance

The Vantagepoint Milestone Retirement Income Fund returned 3.39% in 2005. The Fund’s blended benchmark returned 3.65%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Vantagepoint Milestone Retirement Income Fund’s composite benchmark is: 35% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 35% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 15% S&P 500 Index, and 5% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone Retirement Income Fund had positive returns in 2005. The Vantagepoint Short-Term Bond Fund fulfilled its role as a capital preservation anchor for the Fund. The strong performance of the Vantagepoint Equity Income and the Vantagepoint Growth & Income Funds (5.76% and 6.02%, respectively) and the very strong performance of the Vantagepoint International Fund (up 16.88%) provided a satisfying boost to the lower returns of the bond funds, which ranged from 1.27% to 1.98%. Although stock funds comprised just 30% of total fund assets, they produced approximately two-thirds of the Fund’s overall return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone Retirement Income Fund
Sector Allocation as of December 31, 2005

                      Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone Retirement Income Fund vs. Blended Benchmark and Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone Income Retirement Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	3.39%

Since Inception	3.39%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 35% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 35% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 15% S&P 500 Index and 5% MSCI-EAFE Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective seeks to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

At year-end, the Fund was invested in six Vantagepoint Funds:

Vantagepoint Short-Term Bond Fund	21.50%
Vantagepoint Core Bond Index Fund	30.50%
Vantagepoint Equity Income Fund	10.00%
Vantagepoint Growth & Income Fund	25.80%
Vantagepoint Growth Fund	4.50%
Vantagepoint International Fund	7.70%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2010, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2010 Fund returned 4.65% in 2005. The Fund’s blended benchmark returned 4.56%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Vantagepoint Milestone 2010 Fund’s blended benchmark for the year 2005 was: 20% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 27% S&P 500 Index, 5% Russell 1000 Growth Index, and 8% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2010 Fund had positive returns in 2005. The equity funds had returns ranging from 4.86% to 16.88%, and produced over three-quarters of the overall Fund’s return. The bond funds ranged in returns from 1.27% to 1.98%, contributed the remainder of the Fund’s return for the year. The Vantagepoint Growth & Income Fund and the Vantagepoint International Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Equity Income, the Vantagepoint Core Bond Index, and the Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2010 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2010 Fund vs. Blended Benchmark, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2010 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	4.65%

Since Inception	4.65%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 20% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 27% S&P 500 Index, 5% Russell Growth Index and 8% MSCI EAFE Index.The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015.

At year-end, the Fund was invested in seven Vantagepoint Funds:

Vantagepoint Short-Term Bond Fund	11.00%
Vantagepoint Core Bond Index Fund	25.50%
Vantagepoint Equity Income Fund	9.10%
Vantagepoint Growth & Income Fund	30.60%
Vantagepoint Growth Fund	5.90%
Vantagepoint Mid/Small Co. Index Fund	6.30%
Vantagepoint International Fund	11.60%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2015, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2015 Fund returned 5.93% in 2005. The Fund’s blended benchmark returned 5.73%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 10% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 25% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 31% S&P 500 Index, 6% Russell 1000 Growth Index, 7% Dow Jones Wilshire 4500 Completion Index and 12% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2015 Fund had positive returns in 2005. The equity funds, which comprised approximately 65% of the Fund in 2005 and had returns ranging from 4.86% to 16.88%, produced over 85% of the overall Fund’s return. The bond funds, which comprised approximately 35% of Fund assets in 2005 and ranged in returns from 1.27% to 1.98%, contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2015 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2015 Fund vs. Blended Benchmark, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2015 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	5.93%

Since Inception	5.93%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 10% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 25% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 31% S&P 500 Index, 6% Russell Growth Index, 7% DJ Wilshire 4500 Completion Index and 12% MSCI EAFE Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

At year-end, the Fund was invested in seven Vantagepoint Funds:

Vantagepoint Short-Term Bond Fund	5.50%
Vantagepoint Core Bond Index Fund	22.75%
Vantagepoint Equity Income Fund	9.00%
Vantagepoint Growth & Income Fund	33.70%
Vantagepoint Growth Fund	6.45%
Vantagepoint Mid/Small Co. Index Fund	8.80%
Vantagepoint International Fund	13.80%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2020, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2020 Fund returned 6.48% in 2005. The Fund’s blended benchmark returned 6.22%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 5% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 23% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 33% S&P 500 Index, 7% Russell 1000 Growth Index, 9% Dow Jones Wilshire 4500 Completion Index and 14% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2020 Fund had positive returns in 2005. The equity funds, which comprised approximately 72% of the Fund in 2005, had returns ranging from 4.86% to 16.88%, produced over 90% of the overall Fund’s return. The bond funds, which comprised approximately 28% of Fund assets in 2005 ranged in returns from 1.27% to 1.98%, contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2020 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2020 Fund vs. Blended Benchmark, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2020 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	6.48%

Since Inception	6.48%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 5% Merrill Lynch 1-3 Year Government/Corporate Bond Index, 23% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 33% S&P 500 Index, 7% Russell Growth Index, 9% Dow Jones Wilshire 4500 Completion Index and 13% MSCI EAFE Index. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025.

At year-end, the Fund was invested in seven Vantagepoint Funds:

Vantagepoint Short-Term Bond Fund	0.50%
Vantagepoint Core Bond Index Fund	20.25%
Vantagepoint Equity Income Fund	9.00%
Vantagepoint Growth & Income Fund	36.70%
Vantagepoint Growth Fund	6.95%
Vantagepoint Mid/Small Co. Index Fund	10.80%
Vantagepoint International Fund	15.80%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2025, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2025 Fund returned 7.18% in 2005. The Fund’s blended benchmark returned 6.74%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 20% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 37% S&P 500 Index, 7% Russell 1000 Growth Index, 11% DJ Wilshire 4500 Completion Index and 16% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2025 Fund had positive returns in 2005. The equity funds, which comprised approximately 80% of the Fund in 2005, had returns ranging from 4.86% to 16.88%, produced over 94% of the overall Fund’s return. The Core Bond Index Fund (Class I), which comprised approximately 20% percent of Fund assets for most of 2005, returned 1.98%, and contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2025 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2025 Fund vs. Blended Benchmark, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2025 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	7.18%

Since Inception	7.18%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 37% S&P 500 Index, 6% Russell Growth Index, 11% Dow Jones Wilshire 4500 Completion Index and 16% MSCI EAFE Index. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

At year-end the Fund was invested in six Vantagepoint Funds:

Vantagepoint Core Bond Index Fund	15.50%
Vantagepoint Equity Income Fund	8.10%
Vantagepoint Growth & Income Fund	38.35%
Vantagepoint Growth Fund	7.45%
Vantagepoint Mid/Small Co. Index Fund	12.80%
Vantagepoint International Fund	17.80%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2030, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2030 Fund returned 7.68% in 2005. The Fund’s blended benchmark returned 7.22%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 15% Lehman Brothers Aggregate Bond Index, 8% Russell 1000 Value Index, 37% S&P 500 Index, 8% Russell 1000 Growth Index, 13% DJ Wilshire 4500 Completion Index and 19% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2030 Fund had positive returns in 2005. The equity funds, which comprised approximately 85% of the Fund in 2005, had returns ranging from 4.86% to 16.88%, produced over 95 percent of the overall Fund’s return. The Vantagepoint Core Bond Index Fund (Class I), which comprised approximately 15% of Fund assets in 2005, returned 1.98%, and contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2030 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2030 Fund vs. Blended Benchmark, Lehman Brothers Aggregate Bond Index and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2030 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	7.68%

Since Inception	7.68%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 15% Lehman Brothers Aggregate Bond Index, 8% Russell 1000 Value Index, 37% S&P 500 Index, 8% Russell Growth Index, 13% Dow Jones Wilshire 4500 Completion Index and 19% MSCI EAFE Index. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035.

At year-end the Fund was invested in six Vantagepoint Funds:

Vantagepoint Core Bond Index Fund	10.50%
Vantagepoint Equity Income Fund	7.10%
Vantagepoint Growth & Income Fund	39.85%
Vantagepoint Growth Fund	7.95%
Vantagepoint Mid/Small Co. Index Fund	14.80%
Vantagepoint International Fund	19.80%

As time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income funds will correspondingly increase so that by June 30 of the year 2035, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds. The most recent periodic reallocation was completed in late December 2005.

Performance

The Vantagepoint Milestone 2035 Fund returned 8.13% in 2005. The Fund’s composite benchmark returned 7.51%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 10% Lehman Brothers Aggregate Bond Index, 7% Russell 1000 Value Index, 40% S&P 500 Index, 8% Russell 1000 Growth Index, 15% DJ Wilshire 4500 Completion Index and 20% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2035 Fund had positive returns in 2005. The equity funds, which comprised approximately 90% of the Fund in 2005, and had returns ranging from 4.86% to 16.88%, produced over 97% of the overall Fund’s return. The Vantagepoint Core Bond Index Fund (Class I), which comprised approximately 10% of Fund assets in 2005, and returned 1.98%, contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2035 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2035 Fund vs. Blended Benchmark and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2035 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	8.13%

Since Inception	8.13%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 10% Lehman Brothers Aggregate Bond Index, 7% Russell 1000 Value Index, 40% S&P 500 Index, 8% Russell Growth Index, 15% Dow Jones Wilshire 4500 Completion Index and 20% MSCI EAFE Index. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund seeks high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity and fixed income Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

At year-end the Fund was invested in six Vantagepoint Funds:

Vantagepoint Core Bond Index Fund	10.00%
Vantagepoint Equity Income Fund	7.00%
Vantagepoint Growth & Income Fund	40.00%
Vantagepoint Growth Fund	8.00%
Vantagepoint Mid/Small Co. Index Fund	15.00%
Vantagepoint International Fund	20.00%

As time elapses, the Fund’s allocation to equity funds will decrease and the Fund’s allocation to fixed income funds will increase so that by June 30 of the year 2040, the Fund’s asset allocation will be approximately 30% equity funds and 70% fixed income funds.

Performance

The Vantagepoint Milestone 2040 Fund returned 8.14% in 2005. The Fund’s composite benchmark returned 7.51%. The Fund’s blended benchmark is made up of each component Fund’s respective market benchmark in the target weight as the component holds in the Fund. The Fund’s blended benchmark for the year 2005 was: 10% Lehman Brothers Aggregate Bond Index, 7% Russell 1000 Value Index, 40% S&P 500 Index, 8% Russell 1000 Growth Index, 15% DJ Wilshire 4500 Completion Index and 20% MSCI EAFE Index.

Commentary

All components of the Vantagepoint Milestone 2040 Fund had positive returns in 2005. The equity funds, which comprised approximately 90% of the Fund in 2005, and had returns ranging from 4.86% to 16.88%, produced over 97% of the overall Fund’s return. The Vantagepoint Core Bond Index Fund (Class I), which comprised approximately 10% of Fund assets in 2005, and returned 1.98%, contributed the remainder of the Fund’s return for the year. The Vantagepoint International Fund and the Vantagepoint Growth & Income Fund were the most significant contributors to the overall Fund return. They were followed by value-added from the Vantagepoint Mid/Small Company Index, Vantagepoint Equity Income and Vantagepoint Growth Funds, all of which had positive performance but a lower relative contribution to overall Fund return. Please refer to each component Fund’s commentary within this report for more information.

Vantagepoint Milestone 2040 Fund
Sector Allocation as of December 31, 2005

                  Fixed Income (bond) sector labels are italicized; equity (stock) sector labels are bold.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2040 Fund vs. Blended Benchmark and S&P 500 Index: Growth of $10,000 Invested January 3, 2005

Vantagepoint Milestone 2040 Fund
Average Annual Total Return for the periods ended December 31, 2005

One Year	8.14%

Since Inception	8.14%

Fund Inception Date	January 3, 2005

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC. 1-800-669-7400.

The Fund’s custom blended benchmark is comprised of 10% Lehman Brothers Aggregate Bond Index, 7% Russell 1000 Value Index, 40% S&P 500 Index, 8% Russell Growth Index, 15% Dow Jones Wilshire 4500 Completion Index and 20% MSCI EAFE Index. The Lehman Brothers Aggregate Bond Index consists of all investment grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Total Market Index except for those included in the S&P 500 Index ad represents mid-and small-capitalization companies. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The indexes are unmanaged and do not reflect the cost of portfolio management or trading. The Fund’s holdings may differ significantly from the securities in the indexes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Short-Term Bond Fund, US Government Securities Fund, Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, International Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, and Model Portfolio All-Equity Growth Fund (comprising nineteen of the twenty-seven funds comprising The Vantagepoint Funds, hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations and changes in each of their net assets for the years ended December 31, 2005 and 2004, and the financial highlights for the years ended December 31, 2005, 2004, and 2003, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund and Milestone Retirement Income Fund (comprising eight of the twenty-seven funds comprising the Funds) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 3, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion. The financial highlights for the periods ended December 31, 2002 and 2001 were audited by other independent accountants whose report dated March 7, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2006

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Money Market	Short-Term Bond	US Government Securities	Asset Allocation	Equity Income

ASSETS:
Securities, at market value†	$141,546,781	$538,281,194	$176,879,699	$773,396,378	$1,434,969,967
Cash	—	5,523,698	—	30,224,802	969,587
Receivable for:
Dividends	493,785	—	—	951,594	1,674,044
Interest	—	4,474,886	1,693,847	118,120	513,914
Investments sold	—	484,561	7,778,445	57,103	—
Fund shares sold	1,025,244	71,585	92,665	24,581	357,107

Total Assets	143,065,810	548,835,924	186,444,656	804,772,578	1,438,484,619

LIABILITIES:
Payable for:
Investments purchased	—	2,541,872	7,657,871	662,184	—
Fund shares redeemed	—	191,330	193,900	151,307	275,364
Variation margin on futures contracts	—	27,970	—	385,429	—
Collateral for securities loaned	—	1,677,800	27,118,100	64,915,175	175,910,211
Accrued Expenses:
Administrative services fees	2,096	10,506	3,837	13,852	22,822
Advisory fees	11,943	45,777	12,843	63,325	106,617
Subadviser fees	—	191,240	44,064	440,657	1,173,762
Other accrued expense	72,680	236,413	79,466	357,902	526,291

Total Liabilities	86,719	4,922,908	35,110,081	66,989,831	178,015,067

NET ASSETS	$142,979,091	$543,913,016	$151,334,575	$737,782,747	$1,260,469,552

NET ASSETS REPRESENTED BY:
Paid-in capital	$142,979,091	$554,967,380	$155,646,042	$700,127,021	$1,093,532,349
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	—	(6,050,540)	(2,183,321)	74,807,482	198,200,765
Undistributed net investment income (loss)	—	18,269	—	928,491	8,400
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	—	(5,022,093)	(2,128,146)	(38,080,247)	(31,271,962)

NET ASSETS	$142,979,091	$543,913,016	$151,334,575	$737,782,747	$1,260,469,552

CAPITAL SHARES:
Net Assets	$142,979,091	$543,913,016	$154,334,575	$737,782,747	$1,260,469,552
Shares Outstanding	142,979,091	55,531,187	14,958,954	98,235,437	142,110,732
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$9.79	$10.12	$7.51	$8.87
Cost of investments	$141,546,781	$544,309,759	$179,063,020	$697,241,152	$1,236,769,202

†	Includes securities on loan with market values of (Note 6):	$—	$1,643,920	$26,553,639	$62,664,327	$169,909,014

82	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Growth & Income	Growth	Aggressive Opportunities	International

ASSETS:
Securities, at market value†	$1,113,179,737	$3,104,370,115	$1,461,147,679	$724,043,224
Cash	370,652	—	1,370,758	—
Cash denominated in foreign currencies	—	30,828	13,823	613,358
Receivable for:
Dividends	1,295,431	2,263,144	1,095,490	597,284
Interest	31,471	142,124	404,836	13,806
Investments sold	300,325	2,377,745	16,547,884	523,808
Fund shares sold	952,348	423,827	830,713	357,173
Recoverable foreign taxes	1,754	6,996	40,904	84,357
Gross unrealized gain on forward foreign currency exchange contracts	—	—	14,417,891	230,539

Total Assets	1,116,131,718	3,109,614,779	1,495,869,978	726,463,549

LIABILITIES:
Payable for:
Investments purchased	1,365,964	458,044	8,727,189	2,044,163
Fund shares redeemed	116,432	411,140	89,998	528,387
Collateral for securities loaned	96,543,970	287,463,762	230,348,743	—
Accrued Expenses:
Administrative services fees	19,011	50,441	23,014	12,559
Advisory fees	86,729	242,172	106,277	60,248
Subadviser fees	737,442	2,995,663	2,057,712	964,050
Other accrued expense	430,747	1,191,024	601,900	349,942
Gross unrealized loss on forward foreign currency exchange contracts	—	—	1,501,810	342,764

Total Liabilities	99,300,295	292,812,246	243,456,643	4,302,113

NET ASSETS	$1,016,831,423	$2,816,802,533	$1,252,413,335	$722,161,436

NET ASSETS REPRESENTED BY:
Paid-in capital	$879,793,917	$3,229,676,264	$1,127,641,766	$590,295,957
Net unrealized appreciation on investments and foreign currency transactions	167,671,405	351,137,836	288,424,651	172,653,410
Undistributed net investment income (loss)	264,956	(94,160)	(9,238,840)	(5,334,590)
Accumulated net realized loss on investments and foreign currency transactions	(30,898,855)	(763,917,407)	(154,414,242)	(35,453,341)

NET ASSETS	$1,016,831,423	$2,816,802,533	$1,252,413,335	$722,161,436

CAPITAL SHARES:
Net Assets	$1,016,831,423	$2,816,802,533	$1,252,413,335	$722,161,436
Shares Outstanding	95,529,655	323,873,363	107,670,742	62,445,578
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$10.64	$8.70	$11.63	$11.56
Cost of investments	$945,508,250	$2,753,232,570	$1,185,621,913	$551,274,734
Cost of cash denominated in foreign currencies	$—	$30,500	$14,067	$615,841

†	Includes securities on loan with market value of (Note 6):	$92,240,344	$276,002,478	$220,952,072	$—

See Notes to Financial Statements.	83

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index

ASSETS:
Securities, at market value†	$1,109,768,100	$375,853,957	$656,475,580	$192,360,429	$91,907,920
Cash denominated in foreign currencies	—	—	—	—	299,859
Receivable for:
Dividends	—	508,839	846,840	209,769	93,227
Interest	9,964,205	9,131	23,653	16,231	1,903
Investments sold	10,870,775	25,986	31,306	528,001	—
Fund shares sold	570,791	151,492	25,362	43,016	44,375
Recoverable foreign taxes	—	—	80	80	19,512
Gross unrealized gain on forward foreign currency exchange contracts	—	—	—	—	16,121

Total Assets	1,131,173,871	376,549,405	657,402,821	193,157,526	92,382,917

LIABILITIES:
Payable for:
Investments purchased	22,245,665	350,568	9,021	233,857	—
Fund shares redeemed	322,070	134,648	255,181	396,351	—
Variation margin on futures contracts	—	20,132	35,144	10,452	43,280
Collateral for securities loaned	76,669,872	26,006,231	58,429,042	28,588,234	2,658,039
Accrued Expenses:
Administrative services fees	18,234	6,613	11,375	3,062	2,221
Advisory fees	43,333	14,992	25,640	7,020	3,732
Subadviser fees	113,645	18,335	33,470	19,393	17,695
Other accrued expense	365,282	118,188	173,193	66,554	70,889
Gross unrealized loss on forward foreign currency exchange contracts	—	—	—	—	28,502

Total Liabilities	99,778,101	26,669,707	58,972,066	29,324,923	2,824,358

NET ASSETS	$1,031,395,770	$349,879,698	$598,430,755	$163,832,603	$89,558,559

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,050,590,506	$211,536,132	$446,699,116	$114,974,465	$66,006,446
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(8,719,844)	157,708,657	178,761,482	49,980,897	26,383,675
Undistributed net investment income (loss)	—	6,328	5,063,523	338,309	(42,858)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(10,474,892)	(19,371,419)	(32,093,366)	(1,461,068)	(2,788,704)

NET ASSETS	$1,031,395,770	$349,879,698	$598,430,755	$163,832,603	$89,558,559

CAPITAL SHARES:
Net Assets—Class I	$865,928,747	$108,030,404	$208,587,922	$68,330,108	$32,638,624
Shares Outstanding—Class I	87,506,102	10,949,211	20,145,823	4,558,201	2,898,528
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$9.90	$9.87	$10.35	$14.99	$11.26
Net Assets—Class II	$165,467,023	$241,849,294	$389,842,833	$95,502,495	$56,919,935
Shares Outstanding—Class II	16,650,621	25,825,354	39,780,752	6,648,853	5,333,540
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$9.94	$9.36	$9.80	$14.36	$10.67
Cost of investments	$1,118,487,944	$218,078,165	$477,580,253	$142,332,972	$65,576,219
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$302,478

† Includes securities on loan with market values of (Note 6):	$75,052,652	$24,994,298	$56,169,532	$27,481,655	$2,376,838

84	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Model Portfolios

	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth

ASSETS:
Securities of affiliated Mutual Funds, at market value*	$281,076,938	$513,051,993	$1,135,783,215	$1,209,447,024	$304,009,940
Receivable for:
Dividends	828,200	1,237,909	1,809,041	1,082,999	—
Investments sold	—	243,106	500,604	—	—
Fund shares sold	341,443	188,616	257,773	852,736	384,379

Total Assets	282,246,581	514,721,624	1,138,350,633	1,211,382,759	304,394,319

LIABILITIES:
Payable for:
Investments purchased	1,119,139	1,237,920	1,809,110	1,815,738	348,323
Fund shares redeemed	16,943	374,986	644,854	—	—
Distribution to shareholders	4,003	2,400	2,115	—	—
Accrued Expenses:
Administrative services fees	4,389	6,904	15,700	16,625	4,341
Advisory fees	24,483	44,611	92,579	97,571	26,436
Other accrued expense	41,958	62,710	115,200	123,524	40,108

Total Liabilities	1,210,915	1,729,531	2,679,558	2,053,458	419,208

NET ASSETS	$281,035,666	$512,992,093	$1,135,671,075	$1,209,329,301	$303,975,111

NET ASSETS REPRESENTED BY:
Paid-in capital	$277,042,932	$508,458,685	$1,096,389,262	$1,126,817,358	$260,747,068
Net unrealized appreciation on investments	8,741,570	39,512,353	129,896,605	129,124,603	47,488,143
Undistributed net investment income	525,748	123,420	886,488	148,918	—
Accumulated net realized loss on investments	(5,274,584)	(35,102,365)	(91,501,280)	(46,761,578)	(4,260,100)

NET ASSETS	$281,035,666	$512,992,093	$1,135,671,075	$1,209,329,301	$303,975,111

CAPITAL SHARES:
Net Assets	$281,035,666	$512,992,093	$1,135,671,075	$1,209,329,301	$303,975,111
Shares Outstanding	11,599,209	22,077,609	50,561,719	54,578,940	13,237,949
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$24.23	$23.24	$22.46	$22.16	$22.96
Cost of investments	$272,335,368	$473,539,640	$1,005,886,610	$1,080,322,421	$256,521,797

* Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.	85

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Milestone Funds

	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025

ASSETS:
Securities of affiliated Mutual Funds, at market value*	$13,147,467	$26,644,571	$41,465,015	$27,245,042	$19,481,469
Receivable for:
Dividends	37,182	56,885	63,594	33,151	18,050
Investments sold	55,271	—	—	—	—
Fund shares sold	6,500	30,869	110,065	75,851	82,568
Due from investment adviser	22,594	18,325	16,127	19,400	21,634

Total Assets	13,269,014	26,750,650	41,654,801	27,373,444	19,603,721

LIABILITIES:
Payable for:
Investments purchased	37,182	85,559	170,339	106,834	99,065
Fund shares redeemed	60,713	—	—	—	—
Accrued Expenses:
Administrative services fees	2,500	2,500	2,500	2,500	2,500
Advisory fees	1,129	2,338	3,543	2,316	1,658
Other accrued expense	21,189	22,154	23,360	22,200	21,854

Total Liabilities	122,713	112,551	199,742	133,850	125,077

NET ASSETS	$13,146,301	$26,638,099	$41,455,059	$27,239,594	$19,478,644

NET ASSETS REPRESENTED BY:
Paid-in capital	$13,130,885	$26,081,328	$40,121,119	$26,216,509	$18,601,306
Net unrealized appreciation (depreciation) on investments	(39,784)	359,768	1,083,298	873,685	781,525
Undistributed net investment income	3,976	5,508	6,598	3,318	1,759
Accumulated net realized gain on investments	51,224	191,495	244,044	146,082	94,054

NET ASSETS	$13,146,301	$26,638,099	$41,455,059	$27,239,594	$19,478,644

CAPITAL SHARES:
Net Assets	$13,146,301	$26,638,099	$41,455,059	$27,239,594	$19,478,644
Shares Outstanding	1,296,319	2,592,345	3,971,826	2,593,500	1,841,782
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$10.14	$10.28	$10.44	$10.50	$10.58
Cost of investments	$13,187,251	$26,284,803	$40,381,717	$26,371,357	$18,699,944

* Investment in other Vantagepoint Funds (Note 1).

86	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2005

	Milestone Funds

	Milestone 2030	Milestone 2035	Milestone 2040

ASSETS:
Securities of affiliated Mutual Funds, at market value*	$10,053,674	$4,456,224	$3,084,594
Receivable for:
Dividends	6,978	2,092	1,382
Investments sold	—	—	19,387
Fund shares sold	51,317	29,165	24,800
Due from investment adviser	23,722	24,660	25,089

Total Assets	10,135,691	4,512,141	3,155,252

LIABILITIES:
Payable for:
Investments purchased	57,527	30,907	25,944
Fund shares redeemed	—	—	19,387
Accrued Expenses:
Administrative services fees	2,500	2,500	2,500
Advisory fees	822	373	255
Other accrued expense	20,969	20,544	20,461

Total Liabilities	81,818	54,324	68,547

NET ASSETS	$10,053,873	$4,457,817	$3,086,705

NET ASSETS REPRESENTED BY:
Paid-in capital	$9,617,276	$4,246,031	$2,948,419
Net unrealized appreciation on investments	388,257	197,616	127,478
Undistributed net investment income	711	236	202
Accumulated net realized gain on investments	47,629	13,934	10,606

NET ASSETS	$10,053,873	$4,457,817	$3,086,705

CAPITAL SHARES:
Net Assets	$10,053,873	$4,457,817	$3,086,705
Shares Outstanding	944,578	417,167	289,150
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$10.64	$10.69	$10.68
Cost of investments	$9,665,417	$4,258,608	$2,957,116

* Investment in other Vantagepoint Funds (Note 1)

See Notes to Financial Statements.	87

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Money Market	Short-Term Bond	US Government Securities	Asset Allocation	Equity Income

INVESTMENT INCOME:
Dividends	$4,189,327	$—	$—	$11,590,600	$24,085,277
Interest	—	19,336,125	5,546,790	5,248,570	4,749,351
Security lending income	—	3,334	71,719	73,510	2,998,830
Foreign taxes withheld on dividends	—	—	—	—	(141,670)

Total investment income	4,189,327	19,339,459	5,618,509	16,912,680	31,691,788

EXPENSES:
Directors	1,678	6,466	1,864	9,067	15,059
Subadviser	—	668,698	87,063	1,749,047	4,450,148
Custodian	22,544	97,948	41,690	142,282	195,430
Advisory	130,284	516,346	156,306	758,463	1,188,102
Fund services	195,426	774,520	234,459	1,137,694	1,782,153
Investor services	260,568	1,032,693	312,612	1,516,925	2,376,204
Administration	19,393	106,842	33,258	156,211	239,587
Other expenses	44,715	135,961	48,139	242,975	301,235

Total expenses	674,608	3,339,474	915,391	5,712,664	10,547,918

NET INVESTMENT INCOME	3,514,719	15,999,985	4,703,118	11,200,016	21,143,870

NET REALIZED AND UNREALIZED
GAIN (LOSS) (Note 2):
Net realized gain (loss) on sale of investments	—	(3,893,320)	(1,638,779)	11,856,635	71,752,555
Net realized gain (loss) on futures contracts and foreign currency transactions	—	(116,629)	—	1,172,297	—
Net change in unrealized appreciation (depreciation) on investments	—	(5,203,384)	(1,565,026)	10,998,764	(25,385,152)
Net change in unrealized appreciation (depreciation) on futures contracts	—	55,798	—	(2,511,400)	—

NET GAIN (LOSS) ON INVESTMENTS	—	(9,157,535)	(3,203,805)	21,516,296	46,367,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,514,719	$6,842,450	$1,499,313	$32,716,312	$67,511,273

88	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Growth & Income	Growth	Aggressive Opportunities	International

INVESTMENT INCOME:
Dividends	$15,113,826	$26,952,834	$13,046,205	$14,496,845
Interest	832,124	1,916,647	904,814	570,360
Security lending income	115,306	795,191	4,584,792	321,506
Foreign taxes withheld on dividends	(51,743)	(175,649)	(670,615)	(1,253,238)

Total investment income	16,009,513	29,489,023	17,865,196	14,135,473

EXPENSES:
Directors	12,086	34,337	14,755	8,172
Subadviser	2,817,814	11,994,593	7,830,389	3,529,125
Custodian	187,236	569,388	665,393	716,504
Advisory	942,364	2,799,233	1,167,065	632,172
Fund services	1,413,546	4,198,849	1,750,598	948,258
Investor services	1,884,728	5,598,465	2,334,131	1,264,344
Administration	191,362	573,837	237,188	127,416
Other expenses	250,840	659,055	294,610	182,288

Total expenses before reductions and reimbursements	7,699,976	26,427,757	14,294,129	7,408,279

Less reimbursements (Note 3)	—	(54,663)	—	—

Total expenses net of reductions and reimbursements	7,699,976	26,373,094	14,294,129	7,408,279

NET INVESTMENT INCOME	8,309,537	3,115,929	3,571,067	6,727,194

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	34,264,826	149,564,615	122,238,469	47,080,922
Net realized gain (loss) on futures contracts and foreign currency transactions	9,604	(141,527)	(4,841,467)	305,767
Net change in unrealized appreciation (depreciation) on investments	15,359,520	(30,533,089)	(16,221,685)	50,602,138
Net change in unrealized appreciation (depreciation) on futures contracts and foreign currency transactions	(82)	(757)	41,732,909	11,566

NET GAIN ON INVESTMENTS	49,633,868	118,889,242	142,908,226	98,000,393

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,943,405	$122,005,171	$146,479,293	$104,727,587

See Notes to Financial Statements.	89

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index

INVESTMENT INCOME:
Dividends	$—	$6,397,588	$10,331,405	$2,085,091	$2,259,174
Interest	43,556,654	140,336	175,970	83,836	84,306
Security lending income	156,190	32,743	132,995	114,691	28,190
Foreign taxes withheld on dividends	—	—	(75)	(96)	(172,755)

Total investment income	43,712,844	6,570,667	10,640,295	2,283,522	2,198,915

EXPENSES:
Directors	12,186	4,264	7,251	1,962	1,011
Subadviser	220,485	72,513	131,005	74,896	67,040
Custodian	270,325	84,672	153,509	93,805	338,920
Advisory	487,217	175,045	295,647	74,741	39,199
Fund services Class I	1,205,676	162,703	314,883	90,678	42,893
Fund services Class II	85,325	120,811	190,686	44,515	24,901
Investor services Class I	1,205,676	162,703	314,883	90,678	42,893
Investor services Class II	85,325	120,811	190,686	44,515	24,901
Administration	196,341	71,800	121,145	30,139	16,342
Other expenses	292,658	137,882	160,175	54,906	43,748

Total expenses	4,061,214	1,113,204	1,879,870	600,835	641,848

NET INVESTMENT INCOME	39,651,630	5,457,463	8,760,425	1,682,687	1,557,067

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on sale of investments	(2,234,490)	19,939,488	14,561,303	7,194,190	3,371,215
Net realized gain on futures contracts and foreign currency transactions	—	335,260	549,157	140,732	134,243
Net change in unrealized appreciation (depreciation) on investments	(18,040,701)	(9,972,114)	11,423,966	5,366,353	4,820,555
Net change in unrealized appreciation (depreciation) on futures contracts and foreign currency transactions	—	(137,720)	(327,895)	(179,870)	10,591

NET GAIN (LOSS) ON INVESTMENTS	(20,275,191)	10,164,914	26,206,531	12,521,405	8,336,604

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,376,439	$15,622,377	$34,966,956	$14,204,092	$9,893,671

90	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Model Portfolio

	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth

INVESTMENT INCOME OF AFFILIATED MUTUAL FUNDS:
Dividends*	$8,593,724	$14,097,771	$24,719,710	$22,118,067	$3,647,195

Total investment income	8,593,724	14,097,771	24,719,710	22,118,067	3,647,195

EXPENSES:
Legal	35,835	65,161	136,872	141,243	30,304
Directors	3,381	6,111	13,464	14,158	3,422
Custodian	27,129	30,690	35,326	35,677	26,740
Advisory	271,472	490,610	1,015,869	1,058,056	249,796
Administration	42,078	74,954	160,035	167,001	37,629
Other expenses	50,228	78,884	145,847	153,057	50,784

Total expenses	430,123	746,410	1,507,413	1,569,192	398,675

NET INVESTMENT INCOME	8,163,601	13,351,361	23,212,297	20,548,875	3,248,520

NET REALIZED AND UNREALIZED GAIN
(LOSS) (Note 2):
Net realized gain (loss) on sale of investments	4,578,596	3,342,242	(247,012)	(4,360,908)	417,871
Realized gain distributions from affiliated mutual funds	1,297,290	2,368,753	5,242,280	7,247,050	2,109,885
Net change in unrealized appreciation (depreciation) on investments	(5,764,267)	1,748,179	33,072,789	56,692,685	17,093,652

NET GAIN ON INVESTMENTS	111,619	7,459,174	38,068,057	59,578,827	19,621,408
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$8,275,220	$20,810,535	$61,280,354	$80,127,702	$22,869,928

* Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.	91

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Milestone Funds

	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025

INVESTMENT INCOME OF AFFILIATED MUTUAL FUNDS:
Dividends*	$259,039	$481,319	$628,387	$391,721	$260,369

Total investment income	259,039	481,319	628,387	391,721	260,369

EXPENSES:
Audit	15,602	15,613	15,621	15,604	15,599
Directors	140	278	418	278	186
Custodian	24,483	24,484	24,483	24,483	24,483
Advisory	6,900	15,385	21,487	13,850	9,576
Administration	14,919	14,919	14,919	14,919	14,919
Membership	18,211	18,941	19,422	18,807	18,415
Other expenses	2,667	6,217	7,922	5,296	3,435

Total expenses before reductions and reimbursements	82,922	95,837	104,272	93,237	86,613

Less reimbursements (Note 3)	(72,617)	(72,888)	(72,212)	(72,558)	(72,314)

Total expenses net of reductions and reimbursements	10,305	22,949	32,060	20,679	14,299

NET INVESTMENT INCOME	248,734	458,370	596,327	371,042	246,070

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	505	84,964	78,209	44,152	20,058
Realized gain distributions from affiliated mutual funds	60,710	123,681	173,096	112,894	80,815
Net change in unrealized appreciation (depreciation)on investments	(39,784)	359,768	1,083,298	873,685	781,525

NET GAIN ON INVESTMENTS	21,431	568,413	1,334,603	1,030,731	882,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,165	$1,026,783	$1,930,930	$1,401,773	$1,128,468

* Received from other Vantagepoint Funds (Note 1).

92	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2005

	Milestone Funds

	Milestone 2030	Milestone 2035	Milestone 2040

INVESTMENT INCOME OF AFFILIATED MUTUAL FUNDS:
Dividends*	$124,172	$52,443	$35,247

Total investment income	124,172	52,443	35,247

EXPENSES:
Audit	15,603	15,599	15,599
Directors	93	47	31
Custodian	24,482	24,482	24,482
Advisory	4,525	2,165	1,360
Administration	14,919	14,919	14,919
Membership	18,007	17,831	17,758
Other expenses	1,810	1,147	851

Total expenses before reductions and reimbursements	79,439	76,190	75,000

Less reimbursements (Note 3)	(72,673)	(72,946)	(72,961)

Total expenses net of reductions and reimbursements	6,766	3,244	2,039

NET INVESTMENT INCOME	117,406	49,199	33,208

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	12,445	844	6,006
Realized gain distributions from affiliated mutual funds	37,405	14,481	9,677
Net change in unrealized appreciation (depreciation) on investments	388,257	197,616	127,478

NET GAIN ON INVESTMENTS	438,107	212,941	143,161

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$555,513	$262,140	$176,369

* Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.	93

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Money Market		Short-Term Bond

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$3,514,719	$892,178	$15,999,985	$12,858,317
Net realized gain (loss) on sale of investments	—	—	(4,009,949)	4,173,181
Net change in unrealized appreciation (depreciation) of investments	—	—	(5,147,586)	7,872,888

Net increase in net assets resulting from operations	3,514,719	892,178	6,842,450	24,904,386

Distributions to shareholders from:
Net investment income	(3,514,719)	(892,178)	(16,379,606)	(13,695,265)
Net realized gain on investments	—	—	—	(2,997,378)
Return of capital	—	—	—	(9,370,727)

Total distributions	(3,514,719)	(892,178)	(16,379,606)	(26,063,370)

Capital share transactions:
Proceeds from sale of shares	74,452,806	67,693,871	77,901,874	147,809,055
Reinvestment of distributions	3,520,240	886,656	16,379,606	26,063,370
Value of shares redeemed	(51,442,634)	(57,893,381)	(40,234,957)	(293,273,355)

Net increase (decrease) from capital share transactions	26,530,412	10,687,146	54,046,523	(119,400,930)

Total increase (decrease) in net assets	26,530,412	10,687,146	44,509,367	(120,559,914)

NET ASSETS at beginning of year	116,448,679	105,761,533	499,403,649	619,963,563

NET ASSETS at end of year	$142,979,091	$116,448,679	$543,913,016	$499,403,649

Undistributed net investment loss included in net assets at end of year	$—	$—	$(379,621)	$—

SHARE TRANSACTIONS:
Number of shares sold	74,452,805	67,693,871	7,881,713	1,478,246
Number of shares issued through reinvestment of dividends and distributions	3,520,240	886,656	1,661,070	260,679
Number of shares redeemed	(51,442,634)	(57,893,381)	(4,069,519)	(2,932,769)

Net increase (decrease) in shares outstanding	26,530,411	10,687,146	5,473,264	(1,193,844)

94	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	US Government Securities		Asset Allocation

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$4,703,118	$4,140,667	$11,200,016	$12,363,132
Net realized gain (loss) on sale of investments	(1,638,779)	1,650,778	13,028,932	44,318,197
Net change in unrealized appreciation (depreciation) of investments	(1,565,026)	(2,796,396)	8,487,364	20,733,522

Net increase in net assets resulting from operations	1,499,313	2,995,049	32,716,312	77,414,851

Distributions to shareholders from:
Net investment income	(4,815,031)	(4,208,409)	(11,282,884)	(12,114,505)
Net realized gain on investments	—	(1,961,049)	(3,637,133)	(2,476,414)

Total distributions	(4,815,031)	(6,169,458)	(14,920,017)	(14,590,919)

Capital share transactions:
Proceeds from sale of shares	24,058,699	27,362,135	68,049,857	70,983,496
Reinvestment of distributions	4,815,031	6,169,328	14,920,017	14,590,919
Value of shares redeemed	(37,390,913)	(55,735,709)	(158,517,513)	(137,304,716)

Net decrease from capital share transactions	(8,517,183)	(22,204,246)	(75,547,639)	(51,730,301)

Total increase (decrease) in net assets	(11,832,901)	(25,378,655)	(57,751,344)	11,093,631

NET ASSETS at beginning of year	163,167,476	188,546,131	795,534,091	784,440,460

NET ASSETS at end of year	$151,334,575	$163,167,476	$737,782,747	$795,534,091

Undistributed net investment income (loss) included in net assets at end of year	$(37,161)	$74,752	$974,221	$1,057,089

SHARE TRANSACTIONS:
Number of shares sold	2,351,557	2,601,985	9,350,350	10,241,095
Number of shares issued through reinvestment of dividends and distributions	471,732	591,542	1,955,442	1,996,022
Number of shares redeemed	(3,656,752)	(5,287,610)	(21,658,016)	(19,786,946)

Net decrease in shares outstanding	(833,463)	(2,094,083)	(10,352,224)	(7,549,829)

See Notes to Financial Statements.	95

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$21,143,870	$10,964,370	$8,309,537	$7,976,743
Net realized gain on sale of investments	71,752,555	25,457,689	34,274,430	19,147,790
Net change in unrealized appreciation (depreciation) of investments	(25,385,152)	100,047,611	15,359,438	46,277,058

Net increase in net assets resulting from operations	67,511,273	136,469,670	57,943,405	73,401,591

Distributions to shareholders from:
Net investment income	(21,448,323)	(11,313,087)	(8,574,021)	(8,053,044)
Net realized gain on investments	(58,677,840)	—	—	—

Total distributions	(80,126,163)	(11,313,087)	(8,574,021)	(8,053,044)

Capital share transactions:
Proceeds from sale of shares	235,352,433	225,527,945	148,841,980	160,398,883
Reinvestment of distributions	80,088,932	11,312,360	8,573,719	8,053,044
Value of shares redeemed	(130,563,425)	(97,883,783)	(102,423,207)	(86,446,179)

Net increase from capital share transactions	184,877,940	138,956,522	54,992,492	82,005,748

Total increase in net assets	172,263,050	264,113,105	104,361,876	147,354,295

NET ASSETS at beginning of year	1,088,206,502	824,093,397	912,469,547	765,115,252

NET ASSETS at end of year	$1,260,469,552	$1,088,206,502	$1,016,831,423	$912,469,547

Undistributed net investment income (loss) included in net assets at end of year	$(115,955)	$188,498	$199,364	$463,848

SHARE TRANSACTIONS:
Number of shares sold	25,962,649	27,621,915	14,687,655	16,854,283
Number of shares issued through reinvestment of dividends and distributions	8,918,590	1,271,052	793,863	798,121
Number of shares redeemed	(14,306,776)	(11,953,977)	(10,115,239)	(9,038,442)

Net increase in shares outstanding	20,574,463	16,938,990	5,366,279	8,613,962

96	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Aggressive Opportunities

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$3,115,929	$8,193,174	$3,571,067	$(2,605,267)
Net realized gain on sale of investments	149,423,088	86,948,876	117,397,002	103,817,052
Net change in unrealized appreciation (depreciation) of investments	(30,533,846)	1,221,401	25,511,224	57,414,323

Net increase in net assets resulting from operations	122,005,171	96,363,451	146,479,293	158,626,108

Distributions to shareholders from:
Net investment income	(4,568,484)	(8,572,095)	(29,665,131)	—

Total distributions	(4,568,484)	(8,572,095)	(29,665,131)	—

Capital share transactions:
Proceeds from sale of shares	262,519,835	533,717,568	140,245,577	242,579,461
Reinvestment of distributions	4,568,484	8,572,095	29,665,072	—
Value of shares redeemed	(566,191,826)	(527,252,433)	(184,373,882)	(189,934,356)

Net increase (decrease) from capital share transactions	(299,103,507)	15,037,230	(14,463,233)	52,645,105

Total increase (decrease) in net assets	(181,666,820)	102,828,586	102,350,929	211,271,213

NET ASSETS at beginning of year	2,998,469,353	2,895,640,767	1,150,062,406	938,791,193

NET ASSETS at end of year	$2,816,802,533	$2,998,469,353	$1,252,413,335	$1,150,062,406

Undistributed net investment income (loss) included in net assets at end of year	$(1,388,942)	$63,613	$(16,251,205)	$9,842,859

SHARE TRANSACTIONS:
Number of shares sold	32,447,213	66,090,849	12,872,932	25,454,212
Number of shares issued through reinvestment of dividends and distributions	517,382	1,035,277	2,526,837	—
Number of shares redeemed	(69,746,930)	(65,379,183)	(17,041,188)	(19,694,589)

Net increase (decrease) in shares outstanding	(36,782,335)	1,746,943	(1,641,419)	5,759,623

See Notes to Financial Statements.	97

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	International

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$6,727,194	$4,409,075
Net realized gain on sale of investments	47,386,689	27,188,043
Net change in unrealized appreciation of investments	50,613,704	47,653,513

Net increase in net assets resulting from operations	104,727,587	79,250,631

Distributions to shareholders from:
Net investment income	(12,179,965)	(7,434,341)

Total distributions	(12,179,965)	(7,434,341)

Capital share transactions:
Proceeds from sale of shares	96,507,847	125,800,143
Reinvestment of distributions	12,179,965	7,434,341
Value of shares redeemed	(83,883,274)	(71,736,948)

Net increase from capital share transactions	24,804,538	61,497,536

Total increase in net assets	117,352,160	133,313,826

NET ASSETS at beginning of year	604,809,276	471,495,450

NET ASSETS at end of year	$722,161,436	$604,809,276

Undistributed net investment loss included in net assets at end of year	$(8,401,292)	$(2,948,521)

SHARE TRANSACTIONS:
Number of shares sold	9,381,932	13,830,719
Number of shares issued through reinvestment of dividends and distributions	1,049,997	747,922
Number of shares redeemed	(8,103,671)	(7,801,496)

Net increase in shares outstanding	2,328,258	6,777,145

98	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$39,651,630	$26,258,892	$5,457,463	$5,692,155
Net realized gain (loss) on sale of investments	(2,234,490)	4,671,794	20,274,748	12,193,476
Net change in unrealized appreciation (depreciation) of investments	(18,040,701)	(4,642,835)	(10,109,834)	16,391,126

Net increase in net assets resulting from operations	19,376,439	26,287,851	15,622,377	34,276,757

Distributions to shareholders from:
Net investment income—Class I	(37,580,456)	(23,468,707)	(1,476,749)	(1,565,275)
Net investment income—Class II	(8,194,827)	(6,981,820)	(4,028,822)	(4,112,161)
Net realized gain on investments—Class I	—	(2,831,243)	—	—
Net realized gain on investments—Class II	—	(622,926)	—	—

Total distributions	(45,775,283)	(33,904,696)	(5,505,571)	(5,677,436)

Capital share transactions:
Proceeds from sale of shares—Class I	138,830,538	353,975,429	12,467,211	25,033,535
Proceeds from sale of shares—Class II	28,305,234	53,782,173	47,924,492	80,865,572
Reinvestment of distributions—Class I	37,580,456	26,299,950	1,475,782	1,565,275
Reinvestment of distributions—Class II	8,194,827	7,604,746	4,028,822	4,112,161
Value of shares redeemed—Class I	(53,338,252)	(62,336,340)	(24,450,824)	(51,678,020)
Value of shares redeemed—Class II	(34,462,069)	(30,419,241)	(59,403,274)	(47,341,881)

Net increase (decrease) from capital share transactions	125,110,734	348,906,717	(17,957,791)	12,556,642

Total increase (decrease) in net assets	98,711,890	341,289,872	(7,840,985)	41,155,963

NET ASSETS at beginning of year	932,683,880	591,394,008	357,720,683	316,564,720

NET ASSETS at end of year	$1,031,395,770	$932,683,880	$349,879,698	$357,720,683

Undistributed net investment income (loss) included in net assets at end of year	$(5,885,469)	$238,184	$(33,014)	$15,094

SHARE TRANSACTIONS:
Number of shares sold—Class I	13,838,558	34,647,630	1,303,126	2,789,480
Number of shares issued through reinvestment of dividends and distributions—Class I	3,748,319	2,580,522	147,137	163,732
Number of shares redeemed—Class I	(5,306,820)	(6,078,345)	(2,566,364)	(5,751,752)

Net increase (decrease) in shares outstanding—Class I	12,280,057	31,149,807	(1,116,101)	(2,798,540)

Number of shares sold—Class II	2,803,528	5,223,469	5,307,358	9,448,258
Number of shares issued through reinvestment of dividends and distributions—Class II	813,631	743,028	423,196	452,881
Number of shares redeemed—Class II	(3,429,357)	(2,957,308)	(6,526,882)	(5,498,720)

Net increase (decrease) in shares outstanding—Class II	187,802	3,009,189	(796,328)	4,402,419

See Notes to Financial Statements.	99

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$8,760,425	$8,782,010	$1,682,687	$1,349,305
Net realized gain on sale of investments	15,110,460	10,244,861	7,334,922	21,816,036
Net change in unrealized appreciation (depreciation) of investments	11,096,071	46,161,624	5,186,483	(2,664,044)

Net increase in net assets resulting from operations	34,966,956	65,188,495	14,204,092	20,501,297

Distributions to shareholders from:
Net investment income—Class I	(2,731,768)	(2,700,957)	(631,067)	(386,820)
Net investment income—Class II	(6,247,453)	(5,816,259)	(1,103,099)	(845,754)

Total distributions	(8,979,221)	(8,517,216)	(1,734,166)	(1,232,574)

Capital share transactions:
Proceeds from sale of shares—Class I	9,594,655	23,080,081	25,396,933	25,606,605
Proceeds from sale of shares—Class II	61,930,373	103,837,138	27,809,894	44,174,621
Reinvestment of distributions—Class I	2,729,799	2,699,233	630,835	386,820
Reinvestment of distributions—Class II	6,247,453	5,816,259	1,103,099	845,754
Value of shares redeemed—Class I	(37,236,819)	(91,467,641)	(18,928,431)	(34,816,487)
Value of shares redeemed—Class II	(69,857,635)	(41,262,010)	(27,546,592)	(22,356,153)

Net increase (decrease) from capital share transactions	(26,592,174)	2,703,060	8,465,738	13,841,160

Total increase (decrease) in net assets	(604,439)	59,374,339	20,935,664	33,109,883

NET ASSETS at beginning of year	599,035,194	539,660,855	142,896,939	109,787,056

NET ASSETS at end of year	$598,430,755	$599,035,194	$163,832,603	$142,896,939

Undistributed net investment income included in net assets at end of year	$5,160,567	$5,379,363	$415,183	$466,662

SHARE TRANSACTIONS:
Number of shares sold—Class I	962,975	2,518,584	1,807,427	2,066,217
Number of shares issued through reinvestment of dividends and distributions—Class I	259,734	273,478	41,530	28,256
Number of shares redeemed—Class I	(3,776,799)	(9,968,833)	(1,361,299)	(2,847,419)

Net increase (decrease) in shares outstanding—Class I	(2,554,090)	(7,176,771)	487,658	(752,946)

Number of shares sold—Class II	6,616,714	11,913,586	2,069,942	3,728,681
Number of shares issued through reinvestment of dividends and distributions—Class II	627,885	622,726	75,814	64,463
Number of shares redeemed—Class II	(7,410,016)	(4,694,922)	(2,056,189)	(1,908,889)

Net increase (decrease) in shares outstanding—Class II	(165,417)	7,841,390	89,567	1,884,255

100	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Index Fund

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$1,557,067	$1,052,230
Net realized gain on sale of investments	3,505,458	11,486,065
Net change in unrealized appreciation (depreciation) of investments	4,831,146	(1,057,808)

Net increase in net assets resulting from operations	9,893,671	11,480,487

Distributions to shareholders from:
Net investment income—Class I	(585,809)	(436,369)
Net investment income—Class II	(1,185,550)	(850,151)

Total distributions	(1,771,359)	(1,286,520)

Capital share transactions:
Proceeds from sale of shares—Class I	11,800,767	14,500,712
Proceeds from sale of shares—Class II	20,690,878	26,501,988
Reinvestment of distributions—Class I	585,809	436,369
Reinvestment of distributions—Class II	1,185,550	850,151
Value of shares redeemed—Class I	(8,218,731)	(54,719,455)
Value of shares redeemed—Class II	(12,025,120)	(10,487,417)

Net increase (decrease) from capital share transactions	14,019,153	(22,917,652)

Total increase (decrease) in net assets	22,141,465	(12,723,685)

NET ASSETS at beginning of year	67,417,094	80,140,779

NET ASSETS at end of year	$89,558,559	$67,417,094

Undistributed net investment income (loss) included in net assets at end of year	$(186,108)	$28,184

SHARE TRANSACTIONS:
Number of shares sold—Class I	1,136,202	1,587,950
Number of shares issued through reinvestment of dividends and distributions—Class I	51,795	43,420
Number of shares redeemed—Class I	(803,469)	(6,124,012)

Net increase (decrease) in shares outstanding—Class I	384,528	(4,492,642)

Number of shares sold—Class II	2,106,697	3,064,244
Number of shares issued through reinvestment of dividends and distributions—Class II	110,592	89,208
Number of shares redeemed—Class II	(1,226,088)	(1,193,033)

Net increase in shares outstanding—Class II	991,201	1,960,419

See Notes to Financial Statements.	101

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio

	Savings Oriented		Conservative Growth

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$8,163,601	$7,041,854	$13,351,361	$11,378,193
Net realized gain on sale of investments	5,875,886	1,543,855	5,710,995	49,515
Net change in unrealized appreciation (depreciation) of investments	(5,764,267)	4,913,460	1,748,179	17,289,629

Net increase in net assets resulting from operations	8,275,220	13,499,169	20,810,535	28,717,337

Distributions to shareholders from:
Net investment income	(8,124,137)	(7,102,173)	(13,300,663)	(11,420,590)

Total distributions	(8,124,137)	(7,102,173)	(13,300,663)	(11,420,590)

Capital share transactions:
Proceeds from sale of shares	59,758,009	87,344,075	90,198,421	126,559,544
Reinvestment of distributions	8,120,134	7,102,172	13,298,263	11,420,590
Value of shares redeemed	(47,969,147)	(42,131,690)	(78,110,606)	(51,181,257)

Net increase from capital share transactions	19,908,996	52,314,557	25,386,078	86,798,877

Total increase in net assets	20,060,079	58,711,553	32,895,950	104,095,624

NET ASSETS at beginning of year	260,975,587	202,264,034	480,096,143	376,000,519

NET ASSETS at end of year	$281,035,666	$260,975,587	$512,992,093	$480,096,143

Undistributed net investment income included in net assets at end of year	$525,748	$486,284	$123,420	$72,722

SHARE TRANSACTIONS:
Number of shares sold	2,451,616	3,642,596	3,916,316	5,650,396
Number of shares issued through reinvestment of dividends and distributions	334,575	293,842	570,741	500,026
Number of shares redeemed	(1,966,793)	(1,752,687)	(3,399,754)	(2,288,725)

Net increase in shares outstanding	819,398	2,183,751	1,087,303	3,861,697

102	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio

	Traditional Growth		Long-Term Growth

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$23,212,297	$17,867,467	$20,548,875	$12,681,374
Net realized gain (loss) on sale of investments	4,995,268	(4,549,590)	2,886,142	(11,641)
Net change in unrealized appreciation of investments	33,072,789	57,772,527	56,692,685	72,632,271

Net increase in net assets resulting from operations	61,280,354	71,090,404	80,127,702	85,302,004

Distributions to shareholders from:
Net investment income	(23,130,568)	(17,929,796)	(20,562,518)	(12,739,224)
Net realized gain on investments	—	—	—	(16,720)

Total distributions	(23,130,568)	(17,929,796)	(20,562,518)	(12,755,944)

Capital share transactions:
Proceeds from sale of shares	193,221,946	244,689,511	201,320,806	244,435,831
Reinvestment of distributions	23,128,453	17,929,796	20,562,518	12,755,944
Value of shares redeemed	(123,905,324)	(106,284,836)	(112,626,493)	(110,007,651)

Net increase from capital share transactions	92,445,075	156,334,471	109,256,831	147,184,124

Total increase in net assets	130,594,861	209,495,079	168,822,015	219,730,184

NET ASSETS at beginning of year	1,005,076,214	795,581,135	1,040,507,286	820,777,102

NET ASSETS at end of year	$1,135,671,075	$1,005,076,214	$1,209,329,301	$1,040,507,286

Undistributed net investment income included in net assets at end of year	$886,488	$804,759	$148,918	$162,561

SHARE TRANSACTIONS:
Number of shares sold	8,864,617	11,729,674	9,510,520	12,268,364
Number of shares issued through reinvestment of dividends and distributions	1,026,107	828,166	923,743	607,137
Number of shares redeemed	(5,700,164)	(5,086,532)	(5,355,077)	(5,513,684)

Net increase in shares outstanding	4,190,560	7,471,308	5,079,186	7,361,817

See Notes to Financial Statements.	103

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio

	All-Equity Growth

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations:
Net investment income	$3,248,520	$1,077,148
Net realized gain on sale of investments	2,527,756	305,015
Net change in unrealized appreciation (depreciation) of investments	17,093,652	17,316,017

Net increase in net assets resulting from operations	22,869,928	18,698,180

Distributions to shareholders from:
Net investment income	(3,248,520)	(1,077,177)

Total distributions	(3,248,520)	(1,077,177)

Capital share transactions:
Proceeds from sale of shares	101,791,361	97,584,412
Reinvestment of distributions	3,248,520	1,077,177
Value of shares redeemed	(37,101,341)	(28,012,915)

Net increase from capital share transactions	67,938,540	70,648,674

Total increase in net assets	87,559,948	88,269,677

NET ASSETS at beginning of year	216,415,163	128,145,486

NET ASSETS at end of year	$303,975,111	$216,415,163

Undistributed net investment income included in net assets at end of year	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	4,714,902	4,895,761
Number of shares issued through reinvestment of dividends and distributions	140,689	50,359
Number of shares redeemed	(1,735,604)	(1,403,779)

Net increase in shares outstanding	3,119,987	3,542,341

104	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds

	Milestone Retirement Income	Milestone 2010	Milestone 2015

	For the Period from January 3, 2005* to December 31, 2005	For the Period from January 3, 2005* to December 31, 2005	For the Period from January 3, 2005* to December 31, 2005

Increase (decrease) in net assets resulting from operations:
Net investment income	$248,734	$458,370	$596,327
Net realized gain on sale of investments	61,215	208,645	251,305
Net change in unrealized appreciation of investments	(39,784)	359,768	1,083,298

Net increase in net assets resulting from operations	270,165	1,026,783	1,930,930

Distributions to shareholders from:
Net investment income	(244,758)	(452,862)	(589,729)
Net realized gain on investments	(9,991)	(17,150)	(7,261)

Total distributions	(254,749)	(470,012)	(596,990)

Capital share transactions:
Proceeds from sale of shares	16,120,279	29,871,013	42,635,264
Reinvestment of distributions	254,749	470,012	596,990
Value of shares redeemed	(3,244,143)	(4,259,697)	(3,111,135)

Net increase from capital share transactions	13,130,885	26,081,328	40,121,119

Total increase in net assets	13,146,301	26,638,099	41,455,059

NET ASSETS at beginning of year	—	—	—

NET ASSETS at end of year	$13,146,301	$26,638,099	$41,455,059

Undistributed net investment income included in net assets at end of year	$3,976	$5,508	$6,598

SHARE TRANSACTIONS:
Number of shares sold	1,591,239	2,965,729	4,224,140
Number of shares issued through reinvestment of dividends and distributions	25,074	45,588	56,965
Number of shares redeemed	(319,994)	(418,972)	(309,279)

Net increase in shares outstanding	1,296,319	2,592,345	3,971,826

*	The Milestone Funds commenced operations on January 3, 2005.

See Notes to Financial Statements.	105

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds

	Milestone 2020	Milestone 2025

	For the Period from January 3, 2005* to December 31, 2005	For the Period from January 3, 2005* to December 31, 2005

Increase (decrease) in net assets resulting from operations:
Net investment income	$371,042	$246,070
Net realized gain on sale of investments	157,046	100,873
Net change in unrealized appreciation of investments	873,685	781,525

Net increase in net assets resulting from operations	1,401,773	1,128,468

Distributions to shareholders from:
Net investment income	(367,724)	(244,311)
Net realized gain on investments	(10,964)	(6,819)

Total distributions	(378,688)	(251,130)

Capital share transactions:
Proceeds from sale of shares	27,467,214	19,923,076
Reinvestment of distributions	378,688	251,130
Value of shares redeemed	(1,629,393)	(1,572,900)

Net increase from capital share transactions	26,216,509	18,601,306

Total increase in net assets	27,239,594	19,478,644

NET ASSETS at beginning of year	—	—

NET ASSETS at end of year	$27,239,594	$19,478,644

Undistributed net investment income included in net assets at end of year	$3,318	$1,759

SHARE TRANSACTIONS:
Number of shares sold	2,717,445	1,972,321
Number of shares issued through reinvestment of dividends and distributions	35,894	23,625
Number of shares redeemed	(159,839)	(154,164)

Net increase in shares outstanding	2,593,500	1,841,782

*	The Milestone Funds commenced operations on January 3, 2005.

106	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds

	Milestone 2030	Milestone 2035

	For the Period from January 3, 2005* to December 31, 2005	For the Period from January 3, 2005* to December 31, 2005

Increase (decrease) in net assets resulting from operations:
Net investment income	$117,406	$49,199
Net realized gain on sale of investments	49,850	15,325
Net change in unrealized appreciation of investments	388,257	197,616

Net increase in net assets resulting from operations	555,513	262,140

Distributions to shareholders from:
Net investment income	(116,695)	(48,963)
Net realized gain on investments	(2,221)	(1,391)

Total distributions	(118,916)	(50,354)

Capital share transactions:
Proceeds from sale of shares	10,280,812	4,571,775
Reinvestment of distributions	118,916	50,354
Value of shares redeemed	(782,452)	(376,098)

Net increase from capital share transactions	9,617,276	4,246,031

Total increase in net assets	10,053,873	4,457,817

NET ASSETS at beginning of year	—	—

NET ASSETS at end of year	$10,053,873	$4,457,817

Undistributed net investment income included in net assets at end of year	$711	$236

SHARE TRANSACTIONS:
Number of shares sold	1,012,114	450,099
Number of shares issued through reinvestment of dividends and distributions	11,114	4,688
Number of shares redeemed	(78,650)	(37,620)

Net increase in shares outstanding	944,578	417,167

*	The Milestone Funds commenced operations on January 3, 2005.

See Notes to Financial Statements.	107

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

Milestone Funds

Milestone 2040

For the Period from January 3, 2005* to December 31, 2005

Increase (decrease) in net assets resulting from operations:
Net investment income	$33,208
Net realized gain on sale of investments	15,683
Net change in unrealized appreciation of investments	127,478

Net increase in net assets resulting from operations	176,369

Distributions to shareholders from:
Net investment income	(33,006)
Net realized gain on investments	(5,077)

Total distributions	(38,083)

Capital share transactions:
Proceeds from sale of shares	3,528,504
Reinvestment of distributions	38,083
Value of shares redeemed	(618,168)

Net increase from capital share transactions	2,948,419

Total increase in net assets	3,086,705

NET ASSETS at beginning of year	—
NET ASSETS at end of year	$3,086,705

Undistributed net investment income included in net assets at end of year	$202

SHARE TRANSACTIONS:
Number of shares sold	346,502
Number of shares issued through reinvestment of dividends and distributions	3,549
Number of shares redeemed	(60,901)

Net increase in shares outstanding	289,150

*	The Milestone Funds commenced operations on January 3, 2005.

108	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Money Market

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.01	0.01	0.01	0.04
Net realized and unrealized gain on investments	—	—	—	—	—

Total from investment operations	0.03	0.01	0.01	0.01	0.04

Less distributions:
From net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Total distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.70%	0.82%	0.60%	1.32%	3.70%
Ratios/Supplemental data:
Net assets, end of year (000)	$142,979	$116,449	$105,762	$138,232	$119,652
Ratios to average net assets:
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	2.70%	0.84%	0.60%	1.30%	3.54%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	0.49%	0.46%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	1.27%	3.47%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A

See Notes to Financial Statements.	109

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Short-Term Bond

	For the Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)•	2001(a)

Net Asset Value, beginning of period	$9.98	$10.00	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income	0.30	0.12	0.35	0.40	0.51
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency transactions, wrappers agreements, written options and swaps	(0.18)	0.24	— **	— **	— **

Total from investment operations	0.12	0.36	0.35	0.40	0.51

Less distributions:
From net investment income	(0.31)	(0.20)	(0.33)	(0.40)	(0.49)
From net realized gains	—	(0.04)	(0.01)	(0.05)	(0.25)
Reverse stock split (Note 10)	—	—	0.01	0.05	0.25
Return of capital	—	(0.14)	(0.02)	—	(0.02)

Total distributions	(0.31)	(0.38)	(0.35)	(0.40)	(0.51)

Net Asset Value, end of year	$9.79	$9.98	$10.00	$10.00	$10.00

Total return	1.27%	3.65%	3.51%	4.09%	5.18%
Ratios/Supplemental data:
Net assets, end of year (000)	$543,913	$499,404	$619,964	$454,683	$408,910
Ratios to average net assets:
Ratio of expenses to average net assets	0.65%	0.78%	0.82%	0.83%	0.84%
Ratio of net investment income to average net assets	3.10%	1.94%	3.42%	4.02%	5.06%
Portfolio turnover	120%	273%	211%	310%	213%

**	Rounds to less than $0.01

(a)	Per Share amounts were adjusted to reflect a 10 for 1 stock split effective October 28, 2005.

•	Per share amounts were calculated using average shares outstanding.

	Per share amounts were restated to reflect a 0.9953 reverse stock split effective December 27, 2002.

110	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	US Government Securities

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$10.33	$10.54	$10.76	$10.34	$10.07
Income from investment operations:
Net investment income	0.31	0.26	0.27	0.34	0.46
Net realized and unrealized gain (loss) on investments	(0.20)	(0.07)	(0.10)	0.54	0.27

Total from investment operations	0.11	0.19	0.17	0.88	0.73

Less distributions:
From net investment income	(0.32)	(0.27)	(0.30)	(0.35)	(0.46)
From net realized gains	—	(0.13)	(0.09)	(0.11)	—

Total distributions	(0.32)	(0.40)	(0.39)	(0.46)	(0.46)

Net Asset Value, end of year	$10.12	$10.33	$10.54	$10.76	$10.34

Total return	1.05%	1.77%	1.66%	8.76%	7.42%
Ratios/Supplemental data:
Net assets, end of year (000)	$151,335	$163,167	$188,546	$235,644	$150,807
Ratios to average net assets:
Ratio of expenses to average net assets	0.59%	0.58%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets	3.01%	2.49%	2.57%	3.30%	4.52%
Portfolio turnover	91%	205%	120%	114%	278%

See Notes to Financial Statements.	111

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Asset Allocation

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$7.33	$6.75	$5.49	$6.52	$9.96
Income from investment operations:
Net investment income	0.12	0.12	0.07	0.10	0.21
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.22	0.59	1.35	(1.13)	(0.83)

Total from investment operations	0.34	0.71	1.42	(1.03)	(0.62)

Less distributions:
From net investment income	(0.12)	(0.11)	(0.16)	—	(0.21)
From net realized gains	(0.04)	(0.02)	—	—	(1.10)
In excess of net realized gain on investments	—	—	—	—	(1.22)
Return of capital	—	—	—	—	(0.29)

Total distributions	(0.16)	(0.13)	(0.16)	—	(2.82)

Net Asset Value, end of year	$7.51	$7.33	$6.75	$5.49	$6.52

Total return	4.54%	10.62%	25.97%	(15.80% )	(5.42)%
Ratios/Supplemental data:
Net assets, end of year (000)	$737,783	$795,534	$784,440	$648,156	$876,207
Ratios to average net assets:
Ratio of expenses to average net assets	0.75%	0.75%	0.76%	0.75%	0.75%
Ratio of net investment income to average net assets	1.48%	1.60%	1.06%	1.61%	2.21%
Portfolio turnover	9%	15%	17%	25%	107%

112	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Equity Income

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$8.95	$7.88	$5.98	$7.12	$8.15
Income from investment operations:
Net investment income	0.16	0.09	0.08	0.09	0.11
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.36	1.07	1.90	(1.15)	0.06

Total from investment operations	0.52	1.16	1.98	(1.06)	0.17

Less distributions:
From net investment income	(0.16)	(0.09)	(0.08)	(0.08)	(0.11)
From net realized gains	(0.44)	—	—	—	(0.29)
In excess of net realized gain on investments	—	—	—	—	(0.78)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.60)	(0.09)	(0.08)	(0.08)	(1.20)

Net Asset Value, end of year	$8.87	$8.95	$7.88	$5.98	$7.12

Total return	5.76%	14.78%	33.09%	(14.96)%	2.92%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,260,470	$1,088,207	$824,093	$565,046	$628,075
Ratios to average net assets:
Ratio of expenses to average net assets	0.89%	0.90%	0.92%	0.92%	0.94%
Ratio of net investment income to average net assets	1.78%	1.18%	1.25%	1.21%	1.37%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	0.90%	0.92%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	1.23%	1.39%
Portfolio turnover	16%	14%	13%	17%	16%

See Notes to Financial Statements.	113

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth & Income

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$10.12	$9.38	$7.24	$9.45	$10.83
Income from investment operations:
Net investment income	0.09	0.09	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.52	0.74	2.15	(2.22)	(0.62)

Total from investment operations	0.61	0.83	2.21	(2.17)	(0.57)

Less distributions:
From net investment income	(0.09)	(0.09)	(0.07)	(0.04)	(0.05)
From net realized gains	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	(0.70)
Return of capital	—	—	—	—	(0.06)

Total distributions	(0.09)	(0.09)	(0.07)	(0.04)	(0.81)

Net Asset Value, end of year	$10.64	$10.12	$9.38	$7.24	$9.45

Total return	6.02%	8.85%	30.49%	(22.93)%	(4.77)%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,016,831	$912,470	$765,115	$515,597	$436,285
Ratios to average net assets:
Ratio of expenses to average net assets	0.82%	0.82%	0.83%	0.84%	0.88%
Ratio of net investment income to average net assets	0.88%	0.97%	0.86%	0.76%	0.52%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	0.81%	0.85%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	0.79%	0.55%
Portfolio turnover	27%	22%	22%	29%	58%

114	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$8.31	$8.07	$6.27	$8.28	$10.77
Income from investment operations:
Net investment income (loss)	0.01	0.02	— *	— *	(0.00)*
Net realized and unrealized gain (loss) on investments	0.39	0.24	1.80	(2.01)	(1.69)

Total from investment operations	0.40	0.26	1.80	(2.01)	(1.69)

Less distributions:
From net investment income	(0.01)	(0.02)	(0.00)*	(0.00)*	(0.00)
From net realized gains	—	—	—	—	(0.00)
In excess of net realized gain on investments	—	—	—	—	(0.72)
Return of capital	—	—	—	—	(0.08)

Total distributions	(0.01)	(0.02)	— *	(0.00)*	(0.80)

Net Asset Value, end of year	$8.70	$8.31	$8.07	$6.27	$8.28

Total return	4.86%	3.27%	28.71%	(24.26)%	(15.21)%
Ratios/Supplemental data:
Net assets, end of year (000)	$2,816,803	$2,998,469	$2,895,641	$2,060,555	$2,810,546
Ratios to average net assets:
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	0.91%	0.89%
Ratio of net investment income (loss) to average net assets	0.11%	0.28%	(0.05)%	(0.01)%	(0.05)%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.94%	0.95%	N/A	0.88%	0.88%
Ratio of net investment income (loss) to average net assets after expense reductions and reimbursed expenses	0.11%	N/A	N/A	0.02%	(0.04)%
Portfolio turnover	85%	49%	46%	74%	40%

*	Rounds to less than $0.01

See Notes to Financial Statements.	115

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Aggressive Opportunities

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$10.52	$9.07	$6.27	$10.19	$11.82
Income from investment operations:
Net investment income (loss)	0.04	(0.03)	(0.00)*	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	1.35	1.48	2.80	(3.88)	(1.56)

Total from investment operations	1.39	1.45	2.80	(3.92)	(1.63)

Less distributions:
From net investment income	(0.28)	—	(0.00)*	—	—
In excess of net investment income	—	—	(0.00)*	—	—
From net realized gains	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	(0.00)*

Total distributions	(0.28)	—	—	—	—

Net Asset Value, end of year	$11.63	$10.52	$9.07	$6.27	$10.19

Total return	13.21%	15.99%	44.68%	(38.47)%	(13.75)%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,252,413	$1,150,062	$938,791	$572,470	$819,047
Ratios to average net assets:
Ratio of expenses to average net assets	1.22%	1.22%	1.23%	1.18%	1.24%
Ratio of net investment income (loss) to average net assets	0.31%	(0.25)%	(0.13)%	(0.58)%	(0.72)%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	1.14%	1.19%
Ratio of net investment loss to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	(0.54)%	(0.67)%
Portfolio turnover	45%	55%	75%	128%	102%

*	Rounds to less than $0.01

116	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	International

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$10.06	$8.84	$6.80	$8.20	$10.73
Income from investment operations:
Net investment income	0.11	0.08	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.59	1.27	2.07	(1.39)	(2.23)

Total from investment operations	1.70	1.35	2.13	(1.32)	(2.17)

Less distributions:
From net investment income	(0.20)	(0.13)	(0.09)	(0.08)	—
From net realized gains	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	(0.25)
Return of capital	—	—	(0.00)*	—	(0.11)

Total distributions	(0.20)	(0.13)	(0.09)	(0.08)	(0.36)

Net Asset Value, end of year	$11.56	$10.06	$8.84	$6.80	$8.20

Total return	16.88%	15.23%	31.31%	(16.08)%	(20.16)%
Ratios/Supplemental data:
Net assets, end of year (000)	$722,161	$604,809	$471,495	$282,921	$304,357
Ratios to average net assets:
Ratio of expenses to average net assets	1.17%	1.17%	1.22%	1.20%	1.20%
Ratio of net investment income to average net assets	1.06%	0.83%	0.93%	0.85%	0.54%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	1.16%	1.18%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	N/A	N/A	N/A	0.89%	0.56%
Portfolio turnover	42%	40%	38%	81%	37%

*	Rounds to less than $0.01

See Notes to Financial Statements.	117

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class I

	For the Year Ended December 31,
	2005•	2004•	2003	2002	2001

Net Asset Value, beginning of period	$10.17	$10.27	$10.46	$10.07	$9.85
Income from investment operations:
Net investment income	0.41	0.40	0.40	0.50	0.52
Net realized and unrealized gain (loss) on investments	(0.21)	0.01	(0.04)	0.44	0.30

Total from investment operations	0.20	0.41	0.36	0.94	0.82

Less distributions:
From net investment income	(0.47)	(0.47)	(0.49)	(0.55)	(0.60)
From net realized gains	—	(0.04)	(0.06)	(0.00)*	—

Total distributions	(0.47)	(0.51)	(0.55)	(0.55)	(0.60)

Net Asset Value, end of year	$9.90	$10.17	$10.27	$10.46	$10.07

Total return	1.98%	3.94%	3.59%	9.69%	8.51%
Ratios/Supplemental data:
Net assets, end of year (000)	$865,929	$764,674	$452,739	$384,323	$343,980
Ratios to average net assets:
Ratio of expenses to average net assets	0.45%	0.45%	0.48%**	0.48%**	0.48%**
Ratio of net investment income to average net assets	4.03%	3.96%	3.85%	4.90%	5.58%
Portfolio turnover	31%	31%	N/A	N/A	N/A

*	Rounds to less than $0.01

**	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

118	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class II

	For the Year Ended December 31,
	2005•	2004•	2003	2002	2001

Net Asset Value, beginning of period	$10.21	$10.31	$10.49	$10.10	$9.88
Income from investment operations:
Net investment income	0.43	0.43	0.42	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.21)	—	(0.02)	0.43	0.29

Total from investment operations	0.22	0.43	0.40	0.96	0.84

Less distributions:
From net investment income	(0.49)	(0.49)	(0.52)	(0.57)	(0.62)
From net realized gains	—	(0.04)	(0.06)	(0.00)*	—

Total distributions	(0.49)	(0.53)	(0.58)	(0.57)	(0.62)

Net Asset Value, end of year	$9.94	$10.21	$10.31	$10.49	$10.10

Total return	2.17%	4.22%	3.88%	9.88%	8.71%
Ratios/Supplemental data:
Net assets, end of year (000)	$165,467	$168,010	$138,655	$150,365	$116,664
Ratios to average net assets:
Ratio of expenses to average net assets	0.25%	0.25%	0.28%**	0.28%**	0.28%**
Ratio of net investment income to average net assets	4.23%	4.19%	4.05%	5.10%	5.78%
Portfolio turnover	31%	31%	N/A	N/A	N/A

*	Rounds to less than $(0.01)

**	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.	119

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class I

	For the Year Ended December 31,
	2005	2004•	2003	2002	2001

Net Asset Value, beginning of period	$9.58	$8.79	$6.94	$9.05	$10.43
Income from investment operations:
Net investment income	0.15	0.14	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.28	0.78	1.85	(2.11)	(1.37)

Total from investment operations	0.43	0.92	1.94	(2.02)	(1.29)

Less distributions:
From net investment income	(0.14)	(0.13)	(0.09)	(0.09)	(0.08)
From net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.14)	(0.13)	(0.09)	(0.09)	(0.09)

Net Asset Value, end of year	$9.87	$9.58	$8.79	$6.94	$9.05

Total return	4.44%	10.49%	27.98%	(22.39)%	(12.29)%
Ratios/Supplemental data:
Net assets, end of year (000)	$108,030	$115,533	$130,663	$85,250	$97,478
Ratios to average net assets:
Ratio of expenses to average net assets	0.46%	0.46%	0.47%*	0.47%*	0.47%*
Ratio of net investment income to average net assets	1.42%	1.56%	1.33%	1.17%	0.89%
Portfolio turnover	5%	7%	N/A	N/A	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

120	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class II

	For the Year Ended December 31,
	2005	2004•	2003	2002	2001

Net Asset Value, beginning of period	$9.10	$8.37	$6.61	$8.62	$9.95
Income from investment operations:
Net investment income	0.15	0.16	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.27	0.73	1.75	(2.01)	(1.31)

Total from investment operations	0.42	0.89	1.86	(1.91)	(1.22)

Less distributions:
From net investment income	(0.16)	(0.16)	(0.10)	(0.10)	(0.10)
From net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.16)	(0.16)	(0.10)	(0.10)	(0.11)

Net Asset Value, end of year	$9.36	$9.10	$8.37	$6.61	$8.62

Total return	4.57%	10.60%	28.24%	(22.17)%	(12.17)%
Ratios/Supplemental data:
Net assets, end of year (000)	$241,849	$242,188	$185,901	$120,784	$144,574
Ratios to average net assets:
Ratio of expenses to average net assets	0.26%	0.26%	0.27%*	0.27%*	0.27%*
Ratio of net investment income to average net assets	1.62%	1.84%	1.52%	1.37%	1.09%
Portfolio turnover	5%	7%	N/A	N/A	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.	121

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class I

	For the Year Ended December 31,
	2005	2004•	2003	2002	2001

Net Asset Value, beginning of period	$9.90	$8.95	$6.89	$8.80	$10.17
Income from investment operations:
Net investment income	0.17	0.13	0.08	0.09	0.08
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.42	0.94	2.06	(1.99)	(1.30)

Total from investment operations	0.59	1.07	2.14	(1.90)	(1.22)

Less distributions:
From net investment income	(0.14)	(0.12)	(0.08)	(0.01)	(0.06)
From net realized gains	—	—	—	—	(0.09)

Total distributions	(0.14)	(0.12)	(0.08)	(0.01)	(0.15)

Net Asset Value, end of year	$10.35	$9.90	$8.95	$6.89	$8.80

Total return	5.91%	11.96%	31.08%	(21.62)%	(11.87)%
Ratios/Supplemental data:
Net assets, end of year (000)	$208,588	$224,619	$267,250	$190,706	$255,532
Ratios to average net assets:
Ratio of expenses to average net assets	0.45%	0.44%	0.48%*	0.49%*	0.47%*
Ratio of net investment income to average net assets	1.37%	1.42%	1.22%	1.07%	0.85%
Portfolio turnover	2%	5%	N/A	N/A	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

122	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class II

	For the Year Ended December 31,
	2005	2004•	2003	2002		2001

Net Asset Value, beginning of period	$9.37	$8.49	$6.54	$8.35		$9.67
Income from investment operations:
Net investment income	0.15	0.15	0.10	0.09		0.09
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.44	0.88	1.95	(1.88)		(1.24)

Total from investment operations	0.59	1.03	2.05	(1.79)		(1.15)

Less distributions:
From net investment income	(0.16)	(0.15)	(0.10)	(0.02)		(0.08)
From net realized gains	—	—	—	—		(0.09)

Total distributions	(0.16)	(0.15)	(0.10)	(0.02)		(0.17)

Net Asset Value, end of year	$9.80	$9.37	$8.49	$6.54		$8.35

Total return	6.27%	12.11%	31.30%	(21.39	) %	(11.73	) %
Ratios/Supplemental data:
Net assets, end of year (000)	$389,843	$374,416	$272,411	$188,942		$240,617
Ratios to average net assets:
Ratio of expenses to average net assets	0.25%	0.24%	0.28%*	0.29	%*	0.27	%*
Ratio of net investment income to average net assets	1.52%	1.72%	1.42%	1.27%		1.05%
Portfolio turnover	2%	5%	N/A	N/A		N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (note 1)

	Portfolio turnover figure represents the period March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.	123

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class I

	For the Year Ended December 31,
	2005	2004•		2003	2002		2001

Net Asset Value, beginning of period	$13.80	$11.79		$8.33	$10.21		$11.50
Income from investment operations:
Net investment income	0.13	0.12		0.04	0.06		0.07
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.20	1.99		3.47	(1.94)		(1.22)

Total from investment operations	1.33	2.11		3.51	(1.88)		(1.15)

Less distributions:
From net investment income	(0.14)	(0.10)		(0.05)	—		(0.05)
From net realized gains	—	—		—	—		(0.08)
Return of capital	—	—		—	—		(0.01)

Total distributions	(0.14)	(0.10)		(0.05)	—		(0.14)

Net Asset Value, end of year	$14.99	$13.80		$11.79	$8.33		$10.21

Total return	9.63%	17.86%		42.17%	(18.41	) %	(9.90	) %
Ratios/Supplemental data:
Net assets, end of year (000)	$68,330	$56,156		$56,880	$27,427		$30,220
Ratios to average net assets:
Ratio of expenses to average net assets	0.52%	0.52%		0.52%*	0.53	%*	0.55	%*
Ratio of net investment income to average net assets	1.01%	0.95%		0.86%	0.70%		0.63%
Portfolio turnover	12%	22	%s	N/A	N/A		N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding.

124	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class II

	For the Year Ended December 31,
	2005	2004•	2003	2002		2001

Net Asset Value, beginning of period	$13.22	$11.32	$7.99	$9.78		$11.02
Income from investment operations:
Net investment income	0.17	0.14	0.06	0.08		0.08
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.14	1.89	3.34	(1.87)		(1.16)

Total from investment operations	1.31	2.03	3.40	(1.79)		(1.08)

Less distributions:
From net investment income	(0.17)	(0.13)	(0.07)	—		(0.08)
From net realized gains	—	—	—	—		(0.08)

Total distributions	(0.17)	(0.13)	(0.07)	—		(0.16)

Net Asset Value, end of year	$14.36	$13.22	$11.32	$7.99		$9.78

Total return	9.87%	17.95%	42.53%	(18.30	) %	(9.65	) %
Ratios/Supplemental data:
Net assets, end of year (000)	$95,502	$86,741	$52,907	$25,273		$30,158
Ratios to average net assets:
Ratio of expenses to average net assets	0.32%	0.32%	0.32%*	0.33	%*	0.35	%*
Ratio of net investment income to average net assets	1.20%	1.18%	1.06%	0.90%		0.83%
Portfolio turnover	12%	22%	N/A	N/A		N/A

*	Includes effect of expenses allocated from the Master Investment Potrfolio (Note 1)

	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding.

See Notes to Financial Statements.	125

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class I

	For the Year Ended December 31,
	2005	2004•	2003	2002		2001

Net Asset Value, beginning of period	$10.17	$8.65	$6.36	$7.78		$10.13
Income from investment operations:
Net investment income	0.18	0.15	0.11	0.10		0.09
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.12	1.54	2.29	(1.40)		(2.30)

Total from investment operations	1.30	1.69	2.40	(1.30)		(2.21)

Less distributions:
From net investment income	(0.21)	(0.17)	(0.11)	(0.12)		(0.07)
From net realized gains	—	—	—	—		(0.01)
Return of capital	—	—	—	—		(0.06)

Total distributions	(0.21)	(0.17)	(0.11)	(0.12)		(0.14)

Net Asset Value, end of year	$11.26	$10.17	$8.65	$6.36		$7.78

Total return	12.74%	19.61%	37.75%	(16.73	) %	(21.77	) %
Ratios/Supplemental data:
Net assets, end of year (000)	$32,639	$25,557	$60,601	$35,413		$35,682
Ratios to average net assets:
Ratio of expenses to average net assets	0.95%	0.89%	0.69%*	0.70	%*	0.68	%*
Ratio of net investment income to average net assets	1.82%	1.61%	1.77%	1.51%		1.05%
Portfolio turnover	8%	12%	N/A	N/A		N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from December 31, 2004, to June 30, 2004. Prior to December 31, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

126	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class II

	For the Year Ended December 31,
	2005	2004•	2003	2002		2001

Net Asset Value, beginning of period	$9.64	$8.20	$6.04	$7.40		$9.64
Income from investment operations:
Net investment income	0.20	0.18	0.11	0.12		0.10
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.06	1.46	2.17	(1.35)		(2.19)

Total from investment operations	1.26	1.64	2.28	(1.23)		(2.09)

Less distributions:
From net investment income	(0.23)	(0.20)	(0.12)	(0.13)		(0.08)
From net realized gains	—	—	—	—		(0.01)
Return of capital	—	—	—	—		(0.06)

Total distributions	(0.23)	(0.20)	(0.12)	(0.13)		(0.15)

Net Asset Value, end of year	$10.67	$9.64	$8.20	$6.04		$7.40

Total return	13.03%	20.05%	37.85%	(16.59	) %	(21.56	) %
Ratios/Supplemental data:
Net assets, end of year (000)	$56,920	$41,860	$19,539	$7,661		$8,234
Ratios to average net assets:
Ratio of expenses to average net assets	0.75%	0.69%	0.49%*	0.50	%*	0.48	%*
Ratio of net investment income to average net assets	1.98%	2.10%	1.89%	1.71%		1.28%
Portfolio turnover	8%	12%	N/A	N/A		N/A

*	Includes effect of expenses allocated from Master Investment Portfolio (Note 1)

	Portfolio turnover figure represents the period from December 31, 2004, to June 30, 2004. Prior to December 31, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

•	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.	127

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio
	Savings Oriented

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$24.21	$23.53	$21.92	$22.91	$25.09
Income from investment operations:
Net investment income	0.72	0.66	0.54	0.64	0.96
Net realized and unrealized gain (loss) on investments	0.02	0.70	1.64	(0.96)	(0.32)

Total from investment operations	0.74	1.36	2.18	(0.32)	0.64

Less distributions:
From net investment income	(0.72)	(0.68)	(0.57)	(0.61)	(1.47)
From net realized gains	—	—	—	(0.06)	(0.85)
In excess of net realized gain on investments	—	—	—	—	(0.37)
Return of capital	—	—	—	—	(0.13)

Total distributions	(0.72)	(0.68)	(0.57)	(0.67)	(2.82)

Net Asset Value, end of year	$24.23	$24.21	$23.53	$21.92	$22.91

Total return	3.06%	5.78%	9.93%	(1.38)%	2.81%
Ratios/Supplemental data:
Net assets, end of year (000)	$281,036	$260,976	$202,264	$159,497	$137,029
Ratios to average net assets:
Ratio of expenses to average net assets	0.16%	0.15%	0.16%	0.16%	0.18%
Ratio of net investment income to average net assets	3.01%	3.07%	2.60%	3.06%	3.76%
Portfolio turnover	9%	42%	10%	10%	14%

128	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio
	Conservative Growth

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$22.87	$21.95	$19.54	$21.52	$24.81
Income from investment operations:
Net investment income	0.62	0.56	0.43	0.53	0.83
Net realized and unrealized gain (loss) on investments	0.37	0.92	2.42	(1.96)	(0.95)

Total from investment operations	0.99	1.48	2.85	(1.43)	(0.12)

Less distributions:
From net investment income	(0.62)	(0.56)	(0.44)	(0.55)	(1.27)
From net realized gains	—	—	—	—	(1.17)
In excess of net realized gain on investments	—	—	—	—	(0.53)
Return of capital	—	—	—	—	(0.20)

Total distributions	(0.62)	(0.56)	(0.44)	(0.55)	(3.17)

Net Asset Value, end of year	$23.24	$22.87	$21.95	$19.54	$21.52

Total return	4.31%	6.74%	14.64%	(6.66)%	0.09%
Ratios/Supplemental data:
Net assets, end of year (000)	$512,992	$480,096	$376,001	$280,787	$280,813
Ratios to average net assets:
Ratio of expenses to average net assets	0.15%	0.14%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	2.72%	2.70%	2.29%	2.64%	3.17%
Portfolio turnover	7%	27%	8%	12%	15%

See Notes to Financial Statements.	129

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio
	Traditional Growth

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$21.67	$20.45	$17.19	$20.06	$24.64
Income from investment operations:
Net investment income	0.47	0.39	0.29	0.34	0.57
Net realized and unrealized gain (loss) on investments	0.79	1.22	3.27	(2.88)	(1.69)

Total from investment operations	1.26	1.61	3.56	(2.54)	(1.12)

Less distributions:
From net investment income	(0.47)	(0.39)	(0.30)	(0.33)	(0.92)
From net realized gains	—	—	—	—	(1.78)
In excess of net realized gain on investments	—	—	—	—	(0.62)
Return of capital	—	—	—	—	(0.14)

Total distributions	(0.47)	(0.39)	(0.30)	(0.33)	(3.46)

Net Asset Value, end of year	$22.46	$21.67	$20.45	$17.19	$20.06

Total return	5.79%	7.89%	20.68%	(12.64)%	(3.62)%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,135,671	$1,005,076	$795,581	$566,555	$571,357
Ratios to average net assets:
Ratio of expenses to average net assets	0.14%	0.14%	0.15%	0.14%	0.15%
Ratio of net investment income to average net assets	2.21%	2.01%	1.73%	1.94%	2.20%
Portfolio turnover	4%	14%	9%	11%	13%

130	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio
	Long-Term Growth

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$21.02	$19.48	$15.48	$19.16	$24.53
Income from investment operations:
Net investment income	0.38	0.26	0.20	0.22	0.36
Net realized and unrealized gain (loss) on investments	1.14	1.54	4.01	(3.67)	(2.39)

Total from investment operations	1.52	1.80	4.21	(3.45)	(2.03)

Less distributions:
From net investment income	(0.38)	(0.26)	(0.21)	(0.22)	(0.62)
From net realized gains	—	— *	(0.00)*	(0.01)	(2.11)
In excess of net realized gain on investments	—	—	—	—	(0.59)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.38)	(0.26)	(0.21)	(0.23)	(3.34)

Net Asset Value, end of year	$22.16	$21.02	$19.48	$15.48	$19.16

Total return	7.24%	9.25%	27.21%	(18.01)%	(7.15)%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,209,329	$1,040,507	$820,777	$528,710	$533,348
Ratios to average net assets:
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of net investment income to average net assets	1.87%	1.39%	1.33%	1.40%	1.40%
Portfolio turnover	7%	8%	4%	9%	10%

*	Rounds to less than $0.01

See Notes to Financial Statements.	131

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio
	All-Equity Growth

	For the Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, beginning of period	$21.39	$19.49	$14.68	$19.41	$24.27
Income from investment operations:
Net investment income	0.25	0.11	0.07	0.06	0.13
Net realized and unrealized gain (loss) on investments	1.57	1.90	4.81	(4.73)	(3.05)

Total from investment operations	1.82	2.01	4.88	(4.67)	(2.92)

Less distributions:
From net investment income	(0.25)	(0.11)	(0.07)	(0.06)	(0.42)
From net realized gains	—	—	—	—	(1.02)
In excess of net realized gain on investments	—	—	—	—	(0.49)
Return of capital	—	—	(0.00)*	—	(0.01)

Total distributions	(0.25)	(0.11)	(0.07)	(0.06)	(1.94)

Net Asset Value, end of year	$22.96	$21.39	$19.49	$14.68	$19.41

Total return	8.49%	10.30%	33.26%	(24.07)%	(11.13)%
Ratios/Supplemental data:
Net assets, end of year (000)	$303,975	$216,415	$128,145	$54,779	$37,812
Ratios to average net assets:
Ratio of expenses to average net assets	0.16%	0.16%	0.17%	0.18%	0.20%
Ratio of net investment income to average net assets	1.30%	0.64%	0.59%	0.45%	0.21%
Portfolio turnover	2%	9%	3%	6%	18%

*	Rounds to less than $0.01

132	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

Milestone
Retirement Income

For the Period
from January 3,
2005* to
December 31,
2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain on investments	0.15

Total from investment operations	0.34

Less distributions:
From net investment income	(0.19)
From net realized gains	(0.01)

Total distributions	(0.20)

Net Asset Value, end of period	$10.14

Total return	3.39%††
Ratios/Supplemental data:
Net assets, end of period (000)	$13,146
Ratios to average net assets:
Ratio of expenses to average net assets	1.20%†
Ratio of net investment income to average net assets	2.54%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	3.59%†
Portfolio turnover	35%††

*	Commencement of operations

†	Annualized

††	Not annualized

See Notes to Financial Statements.	133

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2010

	For the Period
	from January 3,
	2005* to
	December 31,
	2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain on investments	0.29

Total from investment operations	0.47

Less distributions:
From net investment income	(0.18)
From net realized gains	(0.01)

Total distributions	(0.19)

Net Asset Value, end of period	$10.28

Total return	4.65	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$26,638
Ratios to average net assets:
Ratio of expenses to average net assets	0.62	%†
Ratio of net investment income to average net assets	2.49	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.97	%†
Portfolio turnover	18	%††

*	Commencement of operations.

†	Annualized

††	Not annualized

134	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2015

	For the Period
	from January 3,
	2005* to
	December 31,
	2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gain on investments	0.44

Total from investment operations	0.59

Less distributions:
From net investment income	(0.15)
From net realized gains	(0.00	)**

Total distributions	(0.15)

Net Asset Value, end of period	$10.44

Total return	5.93	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$41,455
Ratios to average net assets:
Ratio of expenses to average net assets	0.48	%†
Ratio of net investment income to average net assets	2.43	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.76	%†
Portfolio turnover	8	%††

*	Commencement of operations.

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.	135

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2020

	For the Period
	from January 3,
	2005* to
	December 31,
	2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.50

Total from investment operations	0.64

Less distributions:
From net investment income	(0.14)
From net realized gains	(0.00	)**

Total distributions	(0.14)

Net Asset Value, end of period	$10.50

Total return	6.48	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$27,240
Ratios to average net assets:
Ratio of expenses to average net assets	0.67	%†
Ratio of net investment income to average net assets	2.14	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.67	%†
Portfolio turnover	6	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

136	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2025

	For the Period
	from January 3,
	2005* to
	December 31,
	2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.58

Total from investment operations	0.72

Less distributions:
From net investment income	(0.14)
From net realized gains	(0.00	)**

Total distributions	(0.14)

Net Asset Value, end of period	$10.58

Total return	7.18	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$19,479
Ratios to average net assets:
Ratio of expenses to average net assets	0.90	%†
Ratio of net investment income to average net assets	1.81	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.56	%†
Portfolio turnover	7	%††

*	Commencement of operations.

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.	137

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2030

	For the Period from January 3, 2005* to December 31, 2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain on investments	0.64

Total from investment operations	0.77

Less distributions:
From net investment income	(0.13)
From net realized gains	(0.00	) **

Total distributions	(0.13)

Net Asset Value, end of period	$10.64

Total return	7.68	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$10,054
Ratios to average net assets:
Ratio of expenses to average net assets	1.75	%†
Ratio of net investment income to average net assets	0.98	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.58	%†
Portfolio turnover	15	%††

*	Commencement of operations.

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

138	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2035

	For the Period from January 3, 2005* to December 31, 2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	0.69

Total from investment operations	0.81

Less distributions:
From net investment income	(0.12)
From net realized gains	(0.00	) **

Total distributions	(0.12)

Net Asset Value, end of period	$10.69

Total return	8.13	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$4,458
Ratios to average net assets:
Ratio of expenses to average net assets	3.50	% †
Ratio of net investment loss to average net assets	(1.09	) %†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.26	%†
Portfolio turnover	13	%††

*	Commencement of operations.

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.	139

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2040

	For the Period from January 3, 2005* to December 31, 2005

Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	0.70

Total from investment operations	0.82

Less distributions:
From net investment income	(0.12)
From net realized gains	(0.02)

Total distributions	(0.14)

Net Asset Value, end of period	$10.68

Total return	8.14	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$3,087
Ratios to average net assets:
Ratio of expenses to average net assets	5.49	%†
Ratio of net investment loss to average net assets	(2.91	) %†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.43	%†
Portfolio turnover	35	%††

*	Commencement of operations.

†	Annualized

††	Not annualized

140	See Notes to Financial Statements.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1.     Organization

The Vantagepoint Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. The Company consisted of the following series on December 31, 2005:

The “Actively Managed Funds”:	The “Index Funds”:

Money Market Fund	Core Bond Index Fund
Short-Term Bond Fund[1]	500 Stock Index Fund
US Government Securities Fund	Broad Market Index Fund
Asset Allocation Fund	Mid/Small Company Index Fund
Equity Income Fund	Overseas Equity Index Fund
Growth & Income Fund
Growth Fund
Aggressive Opportunities Fund
International Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:

Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund

The Milestone Funds commenced operations on January 3, 2005. Each fund received $500,000 in exchange for shares purchased by the ICMA Retirement Corporation (“ICMA-RC”), the parent company of Vantagepoint Investment Advisers, LLC (“VIA”), the investment adviser to each series of the Company.

The Actively Managed, Model Portfolio and Milestone Funds offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

          The Model Portfolio Fund Structure

The Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Model Portfolio. The underlying funds of each Model Portfolio Fund and the current target percentage investment in each underlying fund as of December 31, 2005 are as follows:

	Short-Term Bond	US Government Securities	Core Bond Index	Equity Income	Growth & Income

Model Portfolio Savings Oriented	35%	10%	30%	10%	10%
Model Portfolio Conservative Growth	30%	0%	30%	10%	10%
Model Portfolio Traditional Growth	20%	0%	20%	10%	15%
Model Portfolio Long-Term Growth	0%	0%	20%	13%	20%
Model Portfolio All-Equity Growth	0%	0%	0%	15%	20%

[1]	On November 8, 2004 the Vantagepoint Income Preservation Fund changed its name to the Vantagepoint Short-Term Bond Fund and its investment objective, strategies and subadvisers.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Growth	Aggressive Opportunities	International	Total Fixed Income	Total Equity

Model Portfolio Savings Oriented	0%	0%	5%	75%	25%
Model Portfolio Conservative Growth	8%	5%	7%	60%	40%
Model Portfolio Traditional Growth	15%	10%	10%	40%	60%
Model Portfolio Long-Term Growth	20%	15%	12%	20%	80%
Model Portfolio All-Equity Growth	30%	20%	15%	0%	100%

          The Milestone Fund Structure

The Milestone Funds invest entirely in underlying funds. VIA may make, subject to the supervision of the Board of Directors, allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different funds of the Company. The Milestone Funds are designed to serve as investing vehicles for retirement assets. Each fund invests in a professionally selected combination of equity and fixed income underlying funds that is believed to be appropriate given the time remaining until a stated retirement date. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative as the designated year approaches. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Milestone Fund and the current percentage investment in each underlying fund as of December 31, 2005 are as follows:

	Short-Term Bond	Core Bond Index	Equity Income	Growth & Income	Growth

Milestone Retirement Income	35%	35%	10%	15%	0%
Milestone 2010	21.5%	30.5%	10%	25.8%	4.5%
Milestone 2015	11%	25.5%	9.1%	30.6%	5.9%
Milestone 2020	5.5%	22.75%	9%	33.7%	6.45%
Milestone 2025	0.5%	20.25%	9%	36.7%	6.95%
Milestone 2030	0%	15.5%	8.1%	38.35%	7.45%
Milestone 2035	0%	10.5%	7.1%	39.85%	7.95%
Milestone 2040	0%	10%	7%	40%	8%

	Mid/Small Company Index	International	Total Fixed Income	Total Equity

Milestone Retirement Income	0%	5%	70%	30%
Milestone 2010	0%	7.7%	52%	48%
Milestone 2015	6.3%	11.6%	36.5%	63.5%
Milestone 2020	8.8%	13.8%	28.25%	71.75%
Milestone 2025	10.8%	15.8%	20.75%	79.25%
Milestone 2030	12.8%	17.8%	15.5%	84.5%
Milestone 2035	14.8%	19.8%	10.5%	89.5%
Milestone 2040	15%	20%	10%	90%

Since the Model Portfolio and Milestone Funds invest entirely in underlying funds, investment earnings are composed of:

1.	dividend and capital gain distributions from the underlying funds

2.	unrealized appreciation/depreciation on investments in the underlying funds

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio and Milestone Funds.

          Change in Structure of Index Funds

On December 11, 2003, the Board approved the conversion of the Index Funds from a Master-Feeder structure to a stand-alone structure where each Index Fund has an investment adviser and subadviser. In a Master-Feeder structure, a feeder fund invests in a master portfolio that invests in individual securities and has substantially the same investment

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

objectives as the feeder fund. In a stand-alone structure, a fund invests directly in individual securities. On March 8, 2004, the Index Funds began investing in securities directly and Mellon Capital Management Corporation began serving as subadviser to each of the Index Funds. The Board also approved the discontinuation of investing in Barclays Global Fund Advisors’ Master Investment Portfolios (“Master Portfolios”) in conjunction with the new fund structure. On March 8, 2004, the Index Funds received assets in each fund as follows:

	Core Bond	500 Stock	Broad Market	Mid/Small Company	Overseas Equity

Received assets	$617,378,547	$339,746,824	$577,597,655	$132,704,425	$50,359,599

Unrealized Appreciation/(Depreciation)	$(1,699,132)	$164,261,037	$149,463,973	$44,498,556	$17,924,012

As of March 8, 2004, the received assets for each fund included the above-noted amounts of unrealized appreciation (depreciation) from a tax-free redemption. The accounting policies of the Index Funds, when the Index Funds were invested in the Master Portfolios from January 1, 2004 through March 5, 2004, were the same as the Index Funds’ policies disclosed herein.

          Transition of Income Preservation Fund to Short-Term Bond Fund

On November 8, 2004, the name, investment objective, investment strategies and certain subadvisers of the Income Preservation Fund were changed. Pacific Investment Management Company, LLC (“PIMCO”) and Wellington Management Company, LLP (“Wellington”) were terminated in September 2004 as subadvisers. STW Fixed Income became a subadviser in November 2004 and Payden & Rygel continued as a subadviser. The Board took these actions because it concluded that it was not likely that the fund would be able to continue, over the long term, to follow its investment strategy of using wrapper agreements to seek to preserve capital and maintain a stable net asset value per share. The Board’s conclusion was based on, among other things, the regulatory uncertainty at the time regarding the method of valuing wrapper agreements.

In early August 2004, at the direction of VIA, the fund’s investment adviser, the average duration of the fund’s portfolio was shortened to approximately 1.5 years, as permitted by the fund’s investment guidelines. Beginning in early September 2004, those portions of the fund’s portfolio subadvised by Wellington and PIMCO were placed under the management of the fund’s remaining subadviser, Payden & Rygel. In order to seek to maintain a stable net asset value, Payden & Rygel invested the fund’s assets in a portfolio of short-term fixed income instruments with less than 60 days to maturity (“Interim Portfolio”). Payden & Rygel constructed the Interim Portfolio and continued to subadvise the portfolio, subject to VIA’s oversight. Shortly before the November 8, 2004 conversion took place, the Interim Portfolio matured and the fund’s assets were primarily invested in cash and cash equivalents for a brief period of time. By investing its assets in this manner, the fund was able to maintain a stable net asset value of $100 per share until the November 8, 2004 conversion.

The Short-Term Bond Fund retains the historical performance, the ticker symbol, and cusip number of the Income Preservation Fund. While the fund’s goal is to seek total return that is consistent with preservation of capital, there is no assurance that the fund will be able to do so. As a short-term bond fund, the fund’s investment returns are expected to be more volatile and will vary depending on market conditions, particularly over the short-term. The fund’s net asset value will tend to fluctuate. Information statements related to the changes were sent to shareholders on October 15, 2004 and February 14, 2005. The changes were also disclosed in supplements to the prospectus dated May 1, 2004, as amended on September 2, 2004 and November 8, 2004.

          Subadviser Changes

At a meeting held on May 20, 2005, the Board approved the following changes for the Growth Fund: the termination of the subadvisory agreement with Brown Capital Management, Inc. and the appointment of Legg Mason Capital Management, Inc., Westfield Capital Management Company, LLC, and Goldman Sachs Asset Management, L.P. as additional subadvisers to the fund, which became effective May 23, 2005. Fidelity Management & Research Company, Peregrine Capital Management Inc. and Tukman Capital Management, Inc. continue to serve as subadvisers to the Growth Fund.

At a meeting held on December 16, 2005, the Board approved the appointment of GlobeFlex Capital, LP and Walter Scott & Partners Limited as additional subadvisers to the International Fund, which became effective January 3, 2006.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Artisan Partners Limited Partnership and Capital Guardian Trust Company continue to serve as subadvisers to the International Fund. In a transition phase which began on or about January 4, 2006, the International Fund’s assets were transitioned and reallocated to and among the fund’s four subadvisers.

At the meeting held on December 16, 2005, the Board also approved new fee schedules with T. Rowe Price Associates Inc. (“T. Rowe Price”) relating to its services as a subadviser to the Growth & Income Fund and the Equity Income Fund, which reflect a reduction in the subadvisory fee rates to be paid to T. Rowe Price. These changes, became effective on January 1, 2006.

At a meeting held on January 19, 2006, the Board approved the termination of Wellington Management Company, LLP as a subadviser to the fund, and the appointment of Legg Mason Capital Management, Inc. and TimesSquare Capital Management, LLC as additional subadvisers to the Aggressive Opportunities Fund, which became effective January 25, 2006.

2.          Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as the revenue and expense amounts during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

          Investment Policy and Security Valuation

The equity securities held by each fund normally are valued at the last reported sale price on the exchange on which the security is principally traded. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“Nasdaq”) are valued at the Nasdaq Official Closing Price. Equity securities not traded on an exchange or on Nasdaq normally are valued at the last reported sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, the security is normally valued at the mean between the highest bid price and the lowest priced offer obtained from quotation services believed to be reliable. Fixed income debt securities, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, with a remaining maturity of less than 60 days, are valued at amortized cost. Prices for other fixed income securities are normally obtained from a commercial pricing service that may use pricing matrices or other methodologies designed to identify the value of fixed income securities. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with policies approved by the Company’s Board of Directors. The valuation of certain foreign equity securities is described below.

On any given business day, shares of the underlying funds in which the Model Portfolio Funds and Milestone Funds invest are valued by using the underlying funds’ respective net asset values (NAVs) for purchase and/or redemption orders placed that day.

The Money Market Fund invests all of its assets in the Institutional Class of the AIM Short-Term Investments Trust Liquid Assets Portfolio (“AIM Portfolio”). The AIM Portfolio uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. Amortized cost, which is a security’s historical cost adjusted for amortization of discount or premium, if any, approximates market value. On any given business day, the shares of the AIM Portfolio are valued by the Money Market Fund using the AIM Portfolio’s NAV for purchase and/or redemption orders placed that day.

          Valuation of Foreign Securities

For foreign equity securities held by the funds that are principally traded in markets outside North and South America, the Board approved, effective October 1, 2004, the use of a third party fair valuation service. This service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security and the Board has approved the use of the fair value prices provided by the service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the funds that are principally traded in markets outside

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

North and South America. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security, in accordance with the Company’s valuation procedures.

          When Issued Securities

When issued securities or “To Be Announced” securities are held by the funds. The fund maintains security positions and cash positions such that sufficient liquid assets will be available to make payments for such securities purchased.

          Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange using the Reuters snap-shot at 12 pm Eastern Time each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

          Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date net of applicable taxes withheld by foreign countries, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes.

          Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly to shareholders of the Core Bond Index Fund, the Short-Term Bond Fund and US Government Securities Fund. Dividends from net investment income are declared daily and paid monthly to shareholders of the Money Market Fund. Prior to November 2004, dividends from net investment income were declared daily and paid monthly to shareholders of the Short-Term Bond Fund. For the remaining Actively Managed Funds, the Index Funds, the Model Portfolio Funds and the Milestone Funds, dividends from net investment income are declared and paid annually to shareholders. Distributions from any net realized capital gains are generally declared and paid annually to shareholders. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the funds, dividends payable, and differing characterization of distributions made by each fund as a whole. Net investment income per share calculations in the Financial Highlights were not affected by these reclassifications.

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, taxable overdistributions or returns of capital, recharacterized distributions, and adjustments relating to dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

		Undistributed	Accumulated net realized
	Paid-in capital	Net investment income	Gain/(loss)
Fund	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)

Short-Term Bond	$16,670	$397,890	$(414,560)
US Government Securities	11,884	37,161	(49,045)
Asset Allocation	9,327	(45,730)	36,403
Equity Income	44,562	124,355	(168,917)
Growth & Income	—	65,592	(65,592)
Growth	(425,671)	1,294,782	(869,111)
Aggressive Opportunities	(10,040,424)	7,012,365	3,028,059
International	—	3,066,702	(3,066,702)
Core Bond Index	(6,035)	5,885,469	(5,879,434)
500 Stock Index	19,038,122	39,342	(19,077,464)
Broad Market Index	10,504,861	(97,044)	(10,407,817)
Mid/Small Company Index	3,207,549	(76,874)	(3,130,675)
Overseas Equity Index	2,155,182	143,250	(2,298,432)

          Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision for federal income or excise taxes is required.

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Total Distributable
Fund	Ordinary Income	Long-Term Gain	Earnings

Short-Term Bond	$18,269	$—	$18,269
Asset Allocation	889,119	527,068	1,416,187
Growth & Income	232,457	—	232,457
Aggressive Opportunities	5,037,844	—	5,037,844
International	4,777,645	—	4,777,645
Broad Market Index	4,944,111	—	4,944,111
Mid/Small Company Index	210,007	—	210,007
Overseas Equity Index	427,820	—	427,820
Model Portfolio Savings Oriented	525,748	—	525,748
Model Portfolio Conservative Growth	123,420	—	123,420
Model Portfolio Traditional Growth	886,488	—	886,488
Model Portfolio Long-Term Growth	148,918	2,925,344	3,074,262
Model Portfolio All-Equity Growth	—	1,485,742	1,485,742
Milestone Retirement Income	16,380	60,710	77,090
Milestone 2010	95,836	123,681	219,517
Milestone 2015	87,273	173,096	260,369
Milestone 2020	39,205	112,894	152,099
Milestone 2025	19,960	80,815	100,775
Milestone 2030	22,177	37,405	59,582
Milestone 2035	3,659	14,481	18,140
Milestone 2040	6,798	9,677	16,475

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The tax character of distributions paid during 2005 were as follows:

	Distributions Paid	Distributions Paid
	from Ordinary	from Long-Term	Total
Fund	Income	Capital Gains	Distributions

Money Market	$3,514,719	$—	$3,514,719
Short-Term Bond	16,379,606	—	16,379,606
US Government Securities	4,815,031	—	4,815,031
Asset Allocation	11,282,884	3,637,133	14,920,017
Equity Income	21,448,323	58,677,840	80,126,163
Growth & Income	8,574,021	—	8,574,021
Growth	4,568,484	—	4,568,484
Aggressive Opportunities	29,665,131	—	29,665,131
International	12,179,965	—	12,179,965
Core Bond Index	45,775,283	—	45,775,283
500 Stock Index	5,505,571	—	5,505,571
Broad Market Index	8,979,221	—	8,979,221
Mid/Small Company Index	1,734,166	—	1,734,166
Overseas Equity Index	1,771,359	—	1,771,359
Model Portfolio Savings Oriented	8,124,137	—	8,124,137
Model Portfolio Conservative Growth	13,300,663	—	13,300,663
Model Portfolio Traditional Growth	23,130,568	—	23,130,568
Model Portfolio Long-Term Growth	20,562,518	—	20,562,518
Model Portfolio All-Equity Growth	3,248,520	—	3,248,520
Milestone Retirement Income	254,749	—	254,749
Milestone 2010	470,012	—	470,012
Milestone 2015	596,990	—	596,990
Milestone 2020	378,688	—	378,688
Milestone 2025	251,130	—	251,130
Milestone 2030	118,916	—	118,916
Milestone 2035	50,354	—	50,354
Milestone 2040	38,083	—	38,083

At December 31, 2005, the following funds had net capital loss carryovers:

	Expiring December 31,

Fund	2010	2011	2012	2013

Short-Term Bond	$—	$—	$—	$4,249,873
US Government Securities	—	—	—	1,398,401
Growth & Income	—	15,913,876	—	—
Growth	584,000,411	82,974,331	—	—
Aggressive Opportunities	153,447,581	—	—	—
International	17,753,495	11,063,180	—	—
Core Bond Index	—	—	—	4,825,601
500 Stock Index	15,967,939	3,056,924	—	—
Broad Market Index	24,522,110	7,434,496	—	—
Mid/Small Company Index	—	1,384,948	—	—
Overseas Equity Index	1,528,662	807,785	—	269,812
Model Portfolio Savings Oriented	—	—	1,448,160	—
Model Portfolio Conservative Growth	—	2,460,127	715,946	—
Model Portfolio Traditional Growth	—	3,594,193	85,055	—

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2005, the following funds elected to defer post-October 31 net capital losses and currency losses of:

Fund	Capital Losses	Currency Losses

Short-Term Bond	$366,917	$—
US Government Securities	425,330	—
Growth	—	25,471
International	—	234,617
Core Bond Index	1,448,318	—
500 Stock Index	3,671	—

          Futures Contracts

The funds may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the fund is required to segregate cash or liquid instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amounts of risk under such futures may exceed the amounts reflected in the financial statements. As of December 31, 2005, the following funds had open futures contracts:

          Short-Term Bond Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Depreciation

101	CBT	U.S. 10 Treasury Note	March 2006	$11,050,031	$(14,203)
60	EUX	Euro Bond	March 2006	$8,618,962	(7,771)

			Total Unrealized Depreciation		$(21,974)

          Asset Allocation Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Depreciation

1	CME	E-MINI S&P 500 Index	March 2006	$62,740	$(944)
287	CME	S&P 500 Index	March 2006	$90,031,900	(1,346,800)

			Total Unrealized Depreciation		$(1,347,744)

          500 Stock Index Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Depreciation

71	CME	E-MINI S&P 500 Index	March 2006	$4,454,540	$(67,135)

			Total Unrealized Depreciation		$(67,135)

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

          Broad Market Index Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Depreciation

22	CME	E-MINI Russell Index	March 2006	$1,492,260	$(23,980)
124	CME	E-MINI S&P 500 Index	March 2006	$7,779,760	(109,865)

			Total Unrealized Depreciation		$(133,845)

          Mid/Small Company Index Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Depreciation

31	CME	E-MINI Russell Index	March 2006	$2,102,730	$(32,590)
29	CME	E-MINI S&P Mid 400 Index	March 2006	$2,155,280	(13,970)

			Total Unrealized Depreciation		$(46,560)

          Overseas Equity Index Fund

				Underlying	Net
Number of				Face Amount	Unrealized
Contracts	Exchange	Contract	Expiration Date	at Value	Appreciation

40	EUX	DJ Stoxx 50 Eurodollar	March 2006	$1,692,101	$20,715
16	LIF	FTSE 100 Index	March 2006	$1,544,175	23,033
8	TSE	Topix Index	March 2006	$1,115,135	26,138

			Total Unrealized Appreciation		$69,886

          Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. As of December 31, 2005, the funds had the following open forward foreign currency exchange contracts outstanding:

          Aggressive Opportunities Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$ )	U.S. Dollar Value at December 31, 2005	Net Unrealized Gain/(Loss)

Purchase Contracts
Australian Dollar	01/25/2006	$2,215,181	$2,174,264	$(40,917)
Canadian Dollar	01/25/2006	4,942,493	5,005,428	62,935
Danish Krone	01/25/2006	2,015,617	2,009,871	(5,746)
Euro Dollar	01/25/2006	4,358,922	4,234,190	(124,732)
Republic of Korea Won	01/25/2006	1,908,764	1,970,018	61,254

		Net Loss on Purchase Contracts		$(47,206)

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Exchange	Foreign Currency	U.S. Dollar Value	Net Unrealized
Currency	Date	Cost/Proceeds (U.S.$ )	at December 31, 2005	Gain/(Loss)

Sale Contracts
Australian Dollar	01/25/2006	$12,954,982	$12,667,198	$287,784
British Pound Sterling	01/04/2006	991,994	992,456	(462)
	01/25/2006	29,164,790	28,542,608	622,182
Canadian Dollar	01/03/2006	982,186	981,934	252
	01/04/2006	727,559	728,827	(1,268)
	01/25/2006	29,393,393	29,401,744	(8,351)
	03/28/2006	8,391,267	8,695,230	(303,963)
	06/23/2006	17,192,862	18,100,076	(907,214)
Danish Krone	01/25/2006	4,162,461	4,071,176	91,285
Euro Dollar	01/03/2006	1,554,686	1,555,082	(396)
	01/25/2006	44,961,524	43,947,278	1,014,246
	06/23/2006	20,465,153	19,730,557	734,596
	12/27/2006	3,443,238	3,407,192	36,046
Japanese Yen	01/04/2006	19,283	19,291	(8)
	01/05/2006	22,251	22,288	(37)
	01/06/2006	79,246	79,192	54
	01/25/2006	67,162,281	64,534,654	2,627,627
	03/28/2006	9,315,094	8,576,646	738,448
	06/23/2006	78,224,010	70,756,755	7,467,255
	09/21/2006	12,617,728	12,272,468	345,260
New Zealand Dollar	01/25/2006	233,913	231,644	2,269
Republic of Korea Won	01/25/2006	2,771,618	2,872,160	(100,542)
Singapore Dollar	01/25/2006	657,793	665,553	(7,760)
Swedish Krona	01/03/2006	401,853	402,267	(414)
	01/25/2006	4,031,588	3,958,118	73,470
Swiss Franc	01/25/2006	8,118,562	7,865,634	252,928

		Net Gain on Sale Contracts		$12,963,287

		Net Unrealized Gain on Forward
		Foreign Currency Contracts		$12,916,081

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

          International Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2005	Net Unrealized Gain/(Loss)

Purchase Contracts
British Pound Sterling	01/03/2006	$23,945	$23,989	$44
	01/05/2006	48,728	48,674	(54)
	01/12/2006	574,489	562,120	(12,369)
	01/24/2006	2,107,349	2,048,471	(58,878)
	03/14/2006	1,469,371	1,430,642	(38,729)
	06/14/2006	1,470,354	1,431,942	(38,412)
Euro Dollar	01/03/2006	521,919	518,809	(3,110)
	01/04/2006	238,088	237,216	(872)
	04/07/2006	1,541,903	1,518,064	(23,839)
Japanese Yen	01/05/2006	253,364	253,074	(290)
	01/10/2006	1,622,090	1,487,553	(134,537)
Norwegian Krone	01/04/2006	23,281	23,211	(70)
Singapore Dollar	01/04/2006	133,824	133,961	137

		Net Loss on Purchase Contracts		$(310,979)

Sale Contracts
British Pound Sterling	01/04/2006	$16,767	$16,714	$53
Canadian Dollar	01/03/2006	6,944	6,940	4
	01/04/2006	21,272	21,216	56
	01/05/2006	5,368	5,347	21
	01/24/2006	2,107,349	2,138,565	(31,216)
Euro Dollar	01/03/2006	101,493	101,202	291
	04/07/2006	1,548,000	1,518,064	29,936
Japanese Yen	01/03/2006	5,020	5,028	(8)
	01/04/2006	25,440	25,449	(9)
	01/05/2006	130,709	130,926	(217)
	01/10/2006	1,598,000	1,487,553	110,447
Singapore Dollar	01/03/2006	75,564	75,718	(154)
Swiss Franc	01/12/2006	574,489	554,248	20,241
	03/14/2006	1,469,371	1,433,597	35,774
	06/14/2006	1,470,354	1,436,819	33,535

		Net Gain on Sale Contracts		$198,754

		Net Unrealized Loss on Forward Foreign Currency Contracts		$(112,225)

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

          Overseas Equity Index Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2005	Net Unrealized Gain/(Loss)

Purchase Contracts
British Pound Sterling	03/16/2006	$1,519,317	$1,496,874	$(22,443)
Euro Dollar	03/16/2006	1,733,192	1,727,145	(6,047)
Japanese Yen	03/16/2006	796,076	809,385	13,309

		Net Loss on Purchase Contracts		$(15,181)
Sale Contracts
British Pound Sterling	03/16/2006	$96,354	$95,026	$1,328
Euro Dollar	03/06/2006	41,397	41,409	(12)
	03/16/2006	214,092	212,608	1,484

		Net Gain on Sale Contracts		$2,800

		Net Unrealized Loss on Forward Foreign Currency Contracts		$(12,381)

          Option Contracts

The Short-Term Bond Fund may use options to obtain exposure to fixed income sectors without incurring leverage. The International and Aggressive Opportunities Funds may use options for currency management. Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

When a fund writes a call or put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchased upon exercise.

Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. There are no other transaction fees associated with option contracts other than the premium paid or received. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised.

At December 31, 2005, there were no written options.

          Swap Agreements

The Short-Term Bond, US Government Securities, and Core Bond Index Funds may invest in swap agreements to manage interest rate and credit exposure. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange between two parties of their respective commitments to pay or receive interest. Swaps are marked to market daily based upon quotations

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as a component of net realized gain (loss). Entering into these agreements involves, to varying degrees, elements of credit, default, prepayment, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, the counterparty to these agreements may default on its obligation to perform and there may be unfavorable changes in interest rates.

At December 31, 2005, there were no open swap agreements. In addition, there were no swap agreements in 2005.

          Repurchase Agreements

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time (“repurchase agreements”) are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each fund’s Schedule of Investments. The funds require that the cash investment be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank. It is VIA’s responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements are collateralized by U.S. Government securities. If the custodian or counterparty becomes bankrupt, the funds’ realization of collateral might be delayed, or the funds may incur a cost or possible losses of principal and income in selling the collateral.

3.           Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA-RC, provides investment advisory services to each of the Actively Managed, Index, Model Portfolio and Milestone Funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed, Model Portfolio and Milestone Funds and 0.05% of the average daily net assets of the Index Funds. For these services, VIA received $11,964,298 in aggregate fees for the year ended December 31, 2005.

Effective July 1, 2005, the advisory fee paid to VIA for each Model Portfolio Fund is calculated as follows:

•	0.10% on the first $500 million of net assets

•	0.09% on the next $500 million of net assets

•	0.08% on net assets over $1 billion.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Money Market, Model Portfolio and Milestone Funds. Each subadviser is paid a fee by the funds during the year based on average net assets under management. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets of a fund increase the rate of fee paid decreases. With other subadvisers, one fee is applicable to all levels of assets under management. Additional information about each subadviser’s fee are presented in the funds’ Prospectus and Statement of Additional Information. Presented below are the fees paid by the funds to subadvisers during the year ended December 31, 2005. Fees are shown as an annual percentage of average net assets under management as well as total dollars paid. The total dollars below represent amounts paid to the subadvisers for services performed during the period of July 1, 2004 through September 30, 2005.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Subadviser	Contractual Fee As a Percentage of Average Daily Net Assets	Dollars Paid

Short-Term Bond	Payden & Rygel	0.09%	$241,854
	STW Fixed Income Management Ltd.	0.19%	422,757
US Government Securities	Mellon Capital Management Corporation	0.06%	90,032
Asset Allocation	Mellon Capital Management Corporation	0.23%	1,752,022
Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.24%	986,978
	T. Rowe Price Associates, Inc.	0.38%	1.782,992
	Southeastern Asset Management, Inc.	0.53%	1,802,765
Growth & Income	Capital Guardian Trust Company(1)	0.24%	896,932
	T. Rowe Price Associates, Inc.	0.38%	1,398,581
	Wellington Management Company, LLP	0.28%	863,285
Growth(2)	Brown Capital Management, Inc.	0.28%	1,234,217
	Goldman Sachs Asset Management, L.P.	0.22%	273,880
	Fidelity Management & Research Company(3)	0.61%	4,051,577
	Legg Mason Capital Management, Inc.	0.39%	510,778
	Peregrine Capital Management, Inc.	0.36%	2,678,504
	Tukman Capital Management, Inc.	0.50%	3,033,300
	Westfield Capital Management Company, LLC	0.34%	444,998
Aggressive Opportunities(4)	Southeastern Asset Management, Inc.	0.78%	2,835,007
	T. Rowe Price Associates, Inc.	0.58%	2,643,034
	Wellington Management Company, LLP(5)	0.67%	2,612,168
International(6)	Artisan Partners Limited Partnership	0.70%	2,118,863
	Capital Guardian Trust Company(7)	0.40%	1,523,685
Core Bond Index	Mellon Capital Management Corporation	0.02%	190,630
500 Stock Index	Mellon Capital Management Corporation	0.02%	72,312
Broad Market Index	Mellon Capital Management Corporation	0.02%	130,066
Mid/Small Company Index	Mellon Capital Management Corporation	0.05%	73,389
Overseas Equity Index	Mellon Capital Management Corporation	0.09%	63,757

(1)	Minimum fee of $167,500 per year

(2)

At a meeting held on May 20, 2005, the Board approved the termination of the subadvisory agreement with Brown Capital Management, Inc. (“Brown”) for the Growth Fund, and the appointment of Legg Mason Capital Management, Inc., Westfield Capital Management Company, LLC, and Goldman Sachs Asset Management, L.P. as additional subadvisers to the Growth Fund, which became effective May 23, 2005. Fidelity Management & Research Company, Peregrine Capital Management, Inc., (“Peregrine”), and Tukman Capital Management, Inc. continue to serve as subadvisers to the Growth Fund. In a transition phase that began on May 23, 2005, the Growth Fund’s assets were transitioned and reallocated to and among the fund’s six Subadvisers. Lastly, in connection with the above changes, VIA negotiated, and the Board approved, a lower subadvisory fee with Peregrine, which became effective May 23, 2005.

(3)	FMR Co. Inc. is a sub-subadviser to this fund and is compensated from fees paid to this Subadviser.

(4)

At a meeting held on January 19, 2006, the Board approved the termination of the subadvisory agreement with Wellington Management Company, LLP (“Wellington”) for the Aggressive Opportunities Fund and approved the appointment of Legg Mason Capital Management, Inc. (“Legg Mason”) and TimesSquare Capital Management, LLC (“TimesSquare”) as additional subadvisers to the Aggressive Opportunities Fund, which became effective January 25, 2006.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Assets Managed	Fee

Legg Mason	First $200 million	0.40%
	Over $200 million	0.38%
TimesSquare	First $300 million	0.50%
	Next $200 million	0.47%
	Over $500 million	0.45%

(5)	From June 7, 2004 through February 28, 2006, Wellington Management International Ltd served as a sub-subadviser to this fund, and was compensated from fees paid to this subadviser.

(6)

At a meeting held on December 16, 2005, the Board approved the appointment of GlobeFlex Capital, LP and Walter Scott & Partners Limited as additional subadvisers to the International Fund, which became effective January 3, 2006. In addition, VIA negotiated and the Board approved a lower subadvisory fee with T. Rowe Price Associates, Inc. effective January 1, 2006.

	Assets Managed	Fee

GlobeFlex Capital, LP	All assets	0.40%
Walter Scott & Partners Limited	First $100 million	0.60%
	Over $100 million	0.50%

(7)	Minimum fee of $337,500 per year

Vantagepoint Transfer Agents, LLC (“VTA”), a wholly owned subsidiary of ICMA-RC, is the designated transfer agent for each fund in the Company and also provides certain fund administration services. Pursuant to a Transfer Agency and Administrative Services Agreement with the Company, VTA is entitled to receive a fee for investor and fund services stated as an annual percentage of average daily net assets. For all funds, except the Index, Model Portfolio and Milestone Funds, VTA receives 0.35% of average daily net assets. For Class I Shares of the Index Funds, VTA receives 0.30% of average daily net assets. For Class II Shares of the Index Funds, VTA receives 0.10% of average daily net assets. VTA does not receive any fee for services provided to the Model Portfolio and Milestone Funds. Investors Bank & Trust Company (“IBT”) provides sub-transfer agency services pursuant to a sub-transfer agency and service agreement between IBT, VTA and ICMA-RC. VTA pays IBT for these services.

IBT serves as a custodian to each fund in the Company and also provides portfolio accounting services. IBT is entitled to certain transaction charges plus a monthly fee at an annual rate based on average daily net assets. IBT also provides fund administration services for each fund in the Company.

          Expenses

The Model Portfolio and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds and the Money Market Fund incurs fees and expenses indirectly as a shareholder of the AIM Portfolio. Because the underlying funds and AIM Portfolio have varied expense and fee levels and the Model Portfolio, Milestone and Money Market Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio, Milestone and Money Market Funds will vary.

          Fee Waivers

From March 1, 1999 until May 1, 2002, VIA voluntarily agreed to waive any fees that would result in total fund expenses of the Money Market Fund exceeding an annual rate of 0.55% of average net assets.

If the aggregate advisory fees of the Growth Fund exceed 0.54% because of subadvisory changes, VIA will waive its advisory fee or reimburse expenses to the extent necessary on any resulting increase in subadvisory fees payable by the Growth Fund. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2005, VIA reimbursed the Growth Fund $54,663 related to advisory fees to comply with the 0.54% maximum subadvisory fee rate.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

From January 3, 2005 until April 30, 2006, VIA contractually has agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund’s average daily net assets on an annualized basis. For the year ended December 31, 2005, VIA reimbursed each fund as follows:

Milestone Retirement Income	$72,617
Milestone 2010	$72,888
Milestone 2015	$72,212
Milestone 2020	$72,558
Milestone 2025	$72,314
Milestone 2030	$72,673
Milestone 2035	$72,946
Milestone 2040	$72,961

T. Rowe Price Associates, Inc. voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income, Equity Income and Aggressive Opportunities Funds. This voluntary fee waiver was first implemented on May 1, 2003. Through September 30, 2005, 2.5% of the aggregate fees were waived on total assets managed between $250 million and $500 million and 5% of the aggregate fees were waived on total assets managed in excess of $500 million. Effective October 1, 2005, 2.5% of the aggregate fees were waived on the first $500 million of assets managed and 5% on assets managed in excess of $500 million. For the year ended December 31, 2005, this voluntary fee waiver totaled $306,558 of which $93,842 was allocated to the Equity Income Fund, $73,609 to the Growth & Income Fund and $139,107 to the Aggressive Opportunities Fund.

          Correction of Error in Payments Made

During 2004, errors were discovered in the payments of amounts by the Company to IBT for sub-transfer agency services provided. Under the sub-transfer agency agreement, these payments should have been charged to and paid for by VTA. The errors resulted in excess payments from the inception of the Company through April 30, 2004 of approximately $1.2 million. The Company was also disadvantaged due to understated NAVs by approximately $94,000. VTA fully reimbursed the Company on October 1, 2004 for the total impact plus interest. The total reimbursement to the Company was approximately $1.4 million. There was no material impact on the financial statements of the funds as a result of this matter.

For 20 of 24 funds (which includes classes of the Index Funds), the cumulative error amount through April 30, 2004 was less than $0.01 per capital share outstanding. In four classes of the Index Funds (Mid/Small Company Index Class I, Mid/Small Company Index Class II, Overseas Equity Index Class I, and Overseas Equity Index Class II), the cumulative error equaled or exceeded $0.01 per share. The error was less than 1/2 of 1 percent for each fund over the entire period except for the Overseas Equity Index Fund Class II. Disadvantaged shareholders of this fund were made whole (by VTA) with interest on October 1, 2004. The total amount remitted to these shareholders was less than $4,000 due to limited redemption activity in the fund during the period.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

4.           Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2005 were as follows:

	U.S. Government Obligations		Other Securities

Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds

Short-Term Bond	$382,104,479	$412,677,224	$281,580,117	$179,319,401
US Government Securities	140,326,252	147,277,565	—	—
Asset Allocation	35,682,520	164,916,470	29,428,695	33,107,873
Equity Income			358,145,678	173,072,585
Growth & Income			300,971,067	250,162,896
Growth			2,321,212,550	2,607,399,615
Aggressive Opportunities			509,984,123	544,809,461
International			271,416,418	259,819,050
Core Bond Index	402,788,066	248,452,856	83,640,576	44,747,517
500 Stock Index			16,202,498	36,512,553
Broad Market Index			14,339,840	45,421,885
Mid/Small Company Index			26,169,752	17,278,530
Overseas Equity Index			16,660,760	6,166,216
Model Portfolio Savings Oriented			45,980,896	24,719,444
Model Portfolio Conservative Growth			62,225,643	34,393,526
Model Portfolio Traditional Growth			139,595,739	41,769,232
Model Portfolio Long-Term Growth			139,820,481	23,268,073
Model Portfolio All-Equity Growth			74,953,824	4,890,982
Milestone Retirement Income			15,240,156	2,553,411
Milestone 2010			28,700,022	3,000,184
Milestone 2015			41,542,957	1,739,448
Milestone 2020			26,684,476	857,271
Milestone 2025			18,851,229	671,344
Milestone 2030			9,817,118	664,147
Milestone 2035			4,057,708	299,944
Milestone 2040			2,971,405	520,294

5.           Tax Basis Unrealized Appreciation (Depreciation)

At December 31, 2005, net unrealized appreciation (depreciation) on securities investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)

Money Market	$141,546,781	$—	$—	$—
Short-Term Bond	544,715,062	—	6,433,868	(6,433,868)
US Government Securities	179,367,435	—	2,487,736	(2,487,736)
Asset Allocation	735,809,095	99,797,749	62,210,466	37,587,283
Equity Income	1,268,032,764	234,651,004	67,713,801	166,937,203
Growth & Income	960,460,730	176,986,764	24,267,757	152,719,007
Growth	2,850,243,924	326,921,541	72,795,350	254,126,191
Aggressive Opportunities	1,200,865,258	309,000,501	48,718,080	260,282,421
International	567,789,018	161,825,922	5,571,716	156,254,206
Core Bond Index	1,122,688,917	3,036,279	15,957,096	(12,920,817)
500 Stock Index	218,414,722	182,271,586	24,832,351	157,439,235
Broad Market Index	477,597,601	228,150,012	49,272,033	178,877,979

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)

Mid/Small Company Index	$142,280,790	$65,580,649	$15,501,010	$50,079,639
Overseas Equity Index	66,229,342	27,900,106	2,221,528	25,678,578
Model Portfolio Savings Oriented	276,161,792	10,141,823	5,226,677	4,915,146
Model Portfolio Conservative Growth	505,465,932	15,448,994	7,862,933	7,586,061
Model Portfolio Traditional Growth	1,093,708,642	53,575,527	11,500,954	42,074,573
Model Portfolio Long-Term Growth	1,130,009,343	87,599,571	8,161,890	79,437,681
Model Portfolio All-Equity Growth	262,267,639	41,742,301	—	41,742,301
Milestone Retirement Income	13,209,141	105,390	167,064	(61,674)
Milestone 2010	26,307,317	589,340	252,086	337,254
Milestone 2015	40,391,444	1,390,816	317,245	1,073,571
Milestone 2020	26,374,056	1,055,628	184,642	870,986
Milestone 2025	18,704,906	881,764	105,201	776,563
Milestone 2030	9,676,659	424,396	47,381	377,015
Milestone 2035	4,262,578	210,014	16,368	193,646
Milestone 2040	2,962,783	131,769	9,958	121,811

6.           Portfolio Securities Loaned

The funds lend securities to approved brokers to earn additional income. As of December 31, 2005, certain funds had loaned securities, which were collateralized by cash, cash equivalents, or U.S. Government Obligations. Each fund receives compensation for providing services in connection with the securities lending program. Collateral is maintained over the life of the loan in an amount not less than 102% of the value of the loaned securities, as determined by the funds at the close of business each day. Any additional collateral required due to changes in the value of securities is delivered to the funds the next business day. Although the collateral mitigates risk, the funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The funds have the right under the securities lending agreement to recover the securities from the borrower on demand. The risks to the funds associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The market value of the securities on loan and the value of the related collateral as December 31, 2005, were as follows:

Fund	Securities on Loan	Collateral	Collateralization %

Short-Term Bond	$1,643,920	$1,677,800	102%
US Government Securities	26,553,639	27,118,100	102%
Asset Allocation	62,664,327	64,915,175	104%
Equity Income	169,909,014	175,910,211	104%
Growth & Income	92,240,344	96,543,970	105%
Growth	276,002,478	287,463,762	104%
Aggressive Opportunities	220,952,072	230,348,743	104%
Core Bond Index	75,052,652	76,669,872	102%
500 Stock Index	24,994,298	26,006,231	104%
Broad Market Index	56,169,532	58,429,042	104%
Mid/Small Company Index	27,481,655	28,588,234	104%
Overseas Equity Index	2,376,838	2,658,039	112%

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

7.           Transactions with Affiliated Funds

At December 31, 2005, the Model Portfolio and Milestone Funds held investments in a number of underlying funds. The figures presented below represent the percentage of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth

Short-Term Bond	18.10%	28.27%	41.24%	—	—
US Government Securities	18.58%	—	—	—	—
Equity Income	2.22%	4.06%	8.97%	12.41%	3.61%
Growth & Income	2.75%	5.02%	16.71%	23.58%	5.95%
Growth	—	1.45%	6.05%	8.51%	3.22%
Aggressive Opportunities	—	2.05%	9.15%	14.46%	4.85%
International	1.95%	5.07%	16.34%	20.88%	6.44%
Core Bond Index Class I	9.75%	17.79%	26.04%	27.91%	—

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025

Short-Term Bond	0.85%	1.06%	0.84%	0.28%	0.02%
Equity Income	0.10%	0.21%	0.30%	0.19%	0.14%
Growth & Income	0.19%	0.67%	1.24%	0.90%	0.70%
Growth	—	0.04%	0.09%	0.06%	0.05%
International	0.09%	0.28%	0.66%	0.52%	0.43%
Core Bond Index Class I	0.53%	0.94%	1.22%	0.72%	0.46%
Mid/Small Index Class I	—	—	3.81%	3.50%	3.07%

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040

Equity Income	0.06%	0.03%	0.02%
Growth & Income	0.38%	0.17%	0.12%
Growth	0.03%	0.01%	0.01%
International	0.25%	0.12%	0.09%
Core Bond Index Class I	0.18%	0.05%	0.04%
Mid/Small Index Class I	1.88%	0.96%	0.68%

8.           Control Persons and Principal Holders of Securities

As of December 31, 2005, a majority of the voting shares of each fund were held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by the VantageTrust Company (“Trust Company”). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA, the funds’ adviser, and is therefore considered a “control” person of the funds for purposes of the 1940 Act. Both the Trust Company and VIA are wholly-owned subsidiaries of ICMA-RC. As a control person of all the funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders.

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The following represents the percentage of shares outstanding in each of the funds held directly or indirectly by VantageTrust and by employer clients that have adopted the VantageTrust as of December 31, 2005:

Fund	% Owned By the VantageTrust

Money Market	48.72%
Short Term-Bond	83.98%
US Government Securities	94.80%
Asset Allocation	97.99%
Equity Income	94.70%
Growth & Income	94.61%
Growth	98.18%
Aggressive Opportunities	97.12%
International Fund	96.15%
Core Bond Index Class I	92.08%
Core Bond Index Class II	100.00%
500 Stock Index Class I	90.55%
500 Stock Index Class II	100.00%
Broad Market Index Class I	92.22%
Broad Market Index Class II	93.77%
Mid/Small Co Index Class I	87.92%
Mid/Small Co Index Class II	100.00%
Overseas Index Class I	90.11%
Overseas Index Class II	100.00%
Model Portfolio Savings Oriented	88.62%
Model Portfolio Conservative Growth	91.04%
Model Portfolio Traditional Growth	95.73%
Model Portfolio Long-Term Growth	97.11%
Model Portfolio All-Equity Growth	95.03%
Milestone Retirement Income	82.93%
Milestone 2010	91.35%
Milestone 2015	93.41%
Milestone 2020	93.29%
Milestone 2025	90.73%
Milestone 2030	90.45%
Milestone 2035	85.55%
Milestone 2040	78.67%

9.           Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statement of Operations.

10.            Additional Distributions in Prior Years

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Short-Term Bond Fund, formerly Income Preservation Fund, was required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions were made, the immediate effect was a corresponding reduction in the net asset value per share. Given the objective of the fund to maintain a stable net asset value per share, the fund declared a reverse stock split immediately subsequent to the distribution at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and reinstated the same net asset value of $100 per share as before the distribution. The last such

VANTAGEPOINT FUNDS

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

distribution and reverse stock split occurred on December 31, 2003. The Income Preservation Fund’s transition to the Short-Term Bond Fund eliminated the need for this procedure.

11.           Stock Split in the Short-Term Bond Fund

On October 28, 2005, a “stock split” was processed in the Vantagepoint Short-Term Bond Fund. Specifically, there was a “10 for 1” split meaning that the shares outstanding were increased by a multiple of 10 and the NAV was divided by 10. Therefore, this action had no impact on the aggregate value of the shares outstanding. The record date (shareholders of record on this date were affected) was Thursday, October 27, 2005. The payable date (the date the stock split posted to shareholder accounts) was Friday, October 28, 2005. The ex-date (the date the NAV changed to reflect the split) was Friday, October 28, 2005. Share transactions, shares outstanding, NAVs, and per share ratios for prior years in the Statement of Changes in Net Assets and the Financial Highlights have been restated to reflect historical application of the “10 for 1” split in order to present these items on a basis comparable to the current year, as required by generally accepted accounting principles.

VANTAGEPOINT FUNDS

Additional Information (Unaudited)

A. Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2005, qualified for the dividends received deduction as follows:

Asset Allocation	96.58%
Equity Income	90.41%
Growth & Income	100.00%
Growth	100.00%
Aggressive Opportunities	10.63%
500 Stock Index	99.76%
Broad Market Index	97.49%
Mid/Small Company Index	69.56%
Model Portfolio Savings Oriented	7.64%
Model Portfolio Conservative Growth	10.01%
Model Portfolio Traditional Growth	15.52%
Model Portfolio Long-Term Growth	25.39%
Model Portfolio All-Equity Growth	46.31%
Milestone Retirement Income	13.96%
Milestone 2010	17.98%
Milestone 2015	26.75%
Milestone 2020	31.74%
Milestone 2025	37.64%
Milestone 2030	38.15%
Milestone 2035	44.99%
Milestone 2040	37.05%

Pursuant to Section 852 of the Internal Revenue Code, the funds designate the following capital gain dividends for the year ended December 31, 2005:

Long Term Capital Gain Dividend

Asset Allocation	$3,637,133
Equity Income	58,677,840

B. Foreign Taxes Paid

For the year ended December 31, 2005, dividends from foreign countries were $11,589,566 and $1,478,159 for the International and Overseas Equity Index Funds, respectively. Taxes paid to foreign countries that qualify for the foreign tax credit were $1,202,618 and $83,900 for the International and Overseas Equity Index Funds, respectively.

All other Vantagepoint Funds treat any foreign taxes paid as expenses and therefore reduce net investment company taxable income by these amounts.

C. Sources of Income

The following table summarizes the percentage of income received by the funds in 2005 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHLMC	Other U.S. Government Agency

Short-Term Bond	24.88%	0.00%	6.94%	2.01%	36.48%
US Government Securities	54.95%	0.00%	16.97%	24.97%	0.00%
Asset Allocation	17.76%	0.00%	0.00%	0.00%	0.00%
Core Bond Index	21.36%	3.55%	15.85%	14.94%	5.27%
500 Stock Index	0.16%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.12%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.20%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.30%	0.00%	0.00%	0.00%	0.00%

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

D. Qualified Dividend Income

The following are estimates of qualified dividend income received by the funds through December 31, 2005, that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income

Asset Allocation	97.23%
Equity Income	99.04
Growth & Income	97.71
Growth	88.14
Aggressive Opportunities	38.56
International	83.20
500 Stock Index	98.69
Broad Market Index	94.33
Mid/Small Company Index	62.12
Overseas Equity Index	81.27
Model Portfolio Savings Oriented	11.05
Model Portfolio Conservative Growth	15.72
Model Portfolio Traditional Growth	27.04
Model Portfolio Long-Term Growth	42.36
Model Portfolio All-Equity Growth	79.93
Milestone Retirement Income	18.56
Milestone 2010	28.04
Milestone 2015	42.00
Milestone 2020	48.65
Milestone 2025	57.52
Milestone 2030	65.71
Milestone 2035	71.66
Milestone 2040	64.66

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

E. Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director

N. Anthony Calhoun (58)	Director	Term expires October, 2006 Director since November, 1998

Retired (October, 2005-the present); Deputy Chief Financial Officer and Treasurer—District of Columbia (2001-October, 2005); Deputy Executive Director & Chief Financial Officer—Pension Benefit Guaranty Corp. (1993-2001)

N/A

Donna K. Gilding (65)	Chair of the Board and Director	Term expires October, 2006 Director since November, 1998

Chief Investment Officer— Lowenhaupt & Chasnoff (2005-present) (wealth management law firm); Chief Investment Officer— Progress Investment Management Company (2001-2005); Chief Investment Officer—New York City Comptroller’s Office (1993-2001)

N/A

Arthur R. Lynch (51)	Director	Term expires October, 2006 Director since November, 1998	Deputy City Manager—City of Glendale, Arizona (2005-present); Chief Financial Officer—City of Glendale, Arizona (1985-2005)	N/A

Timothy M. O’Brien (56)	Director	Term expires October, 2009 Director since September, 2005

Independent Consultant (pension consulting) (2003-present); Chief Executive Officer—American Humane Association (1999-2003); Consultant—William Mercer Consulting (investment and fiduciary consulting) (1995-1999)

N/A

Peter Meenan (64)	Director	Term expires October, 2009 Director since December, 2001

Independent Consultant—(1999-2000 and 2004-present); President and Chief Executive Officer— Babson—United, Inc., (2000-2004); Head of Global Funds for Investment Products and Distribution Group—Citicorp
(1995-1999).

Trustee—Eclipse Funds, dba “Mainstay Funds” (2002-present) Director— Eclipse Funds, Inc., dba “Mainstay Funds” (2002-present) (12 portfolios together) Trustee—New York Life Investment Management Institutional Funds (2001-2003)
(3 portfolios)

Robin L. Wiessmann (52)	Director	Term expires October, 2009 Director since November, 1998	Consultant—Brown Wiessmann Group (Financial Services Consulting) (2002-present); Managing Director—Dain Rauscher (Investment Banking) (1999-2001)	Director—ICMA Retirement Corporation from January, 1994- December, 2001.

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

Interested Directors and Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director or Officer

Alison D. Rudolf (53)**	Director	Term expires October, 2006 Director since May, 2004	Township Manager—Lower Moreland Twp, PA (1982-present)	Director—ICMA Retirement Corporation(2003-present); Trustee— ICMA Retirement Trust(1997-2000)

Joan McCallen (53)***	President and Principal Executive Officer	Since September, 2003

Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003-present); President and Manager—Vantagepoint Investment Advisers, LLC; ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (Sept. 2003-present); Director and President, Vantagetrust Company (September, 2003-present); Executive Vice President and Chief Operations Officer ICMA—Retirement Corporation (1997-2003)

N/A

Bruce James Rohrbacher (53)***	Senior Vice President and Chief Compliance Officer	Since September, 2004

Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (Sept. 2004-present) and Chief Compliance Officer, ICMA- RC Services, LLC (broker-dealer) (Sept. 2004 to present); Director of Compliance and Internal Audit— Frank Russell Company(1996-2004).

N/A

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director or Officer

Gerard P. Maus (54)***	Treasurer and Principal Financial Officer	Since December, 2004

Senior Vice President and Chief Financial Officer ICMA Retirement Corporation (Nov. 2004 to present); Senior Vice President and Treasurer—Vantagepoint Investment Advisers, LLC (Dec. 2004-present); Manager and Treasurer, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (Dec. 2004-present); Chief Financial Officer and Chief Administrative Officer—SoundView Technology Group (Nov. 2002-Nov. 2004); Chief Financial Officer, Treasurer, Director, Member—SoundView Technology Group Internal Companies (Nov. 2002-Nov. 2004); Chief Operating Officer—Advanced Technology Ventures (Apr. 2001-Feb. 2002); Chief Financial Officer, Chief Administrative Officer—State Street Research & Management Co. (1993-2001); Treasurer—SSRM Family of Funds (1993-2001); Chairman, Director—SSRM Family of Funds (May 2000-Nov. 2000); Director—SSRM Internal Companies
(1993-2001);

N/A

Paul Gallagher (46)***	Secretary	Since November, 1998

Senior Vice President and General Counsel—ICMA Retirement Corporation (2004-present); Vice President and General Counsel—ICMA Retirement Corporation (1998-2003); Senior Vice President and Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC(broker-dealer) (1999-present).

N/A

*	The business address for each Director and Officer is 777 N. Capitol Street NE, Washington, D.C. 20002,

**	Ms. Rudolf is considered an interested Director because she is a director of ICMA-RC.

***	Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are the executive officers of the Company and are considered interested persons as defined by the 1940 Act.

Aggregate compensation that was paid to the directors during the year ended December 31, 2005 totaled $92,722. Executive officers do not receive any compensation from the Company, except the Company pays a portion of the cash compensation of the Chief Compliance Officer of the Company. This amount during the year ended December 31, 2005 totaled $243,558.

The Statement of Additional Information includes additional information about the Board and is available, without charge, upon request, by calling 1-800-669-7400.

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

Written Consent of Majority Shareholder

On August 2, 2005, the Board nominated, and determined to recommend that the shareholders of the Company elect, Mr. Timothy M. O’Brien as a Class I director of the Company. On that same date, the Board also authorized the officers of the Company to seek the written consent of the holders of a majority of the outstanding shares of the Company to the election of Mr. O’Brien as a Class I director. Mr. O’Brien was the only director considered for election at that time. All other directors’ terms continue for the periods indicated in the Directors’ table displayed on previous pages. As of July 28, 2005, a majority of the voting shares of each fund were held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds by the VantageTrust, a group trust sponsored and maintained by the Trust Company. On August 12, 2005, the Board’s recommendations were presented to the Board of Directors of the Trust Company. On the same date, the Board of Directors of the Trust Company, by written consent, voted to elect Mr. O’Brien as a Class I director, and pursuant to Article V, Section 4 of the Company’s Amended Agreement and Declaration of Trust, this action was documented by written consent dated August 18, 2005. An information statement describing the election of Mr. O’Brien was mailed on or about August 26, 2005 to shareholders of the Company as of July 28, 2005.

F. Directors’ Consideration of Investment Advisory and Subadvisory Agreements

The following relates to the consideration by the Board of Directors (“Board”) of The Vantagepoint Funds (“Company”) during the period beginning July 1, 2005 through January 19, 2006, of the approval of the Master Investment Advisory Agreements (“Advisory Agreement” or “Advisory Agreements”) between Vantagepoint Investment Advisers, LLC (“Adviser”) and each series of the Company (each series, a “Fund” and collectively, certain “Funds”) and the Investment Subadvisory Agreements (“Subadvisory Agreement” or “Subadvisory Agreements”) for the Funds.

Consideration of Initial Subadvisory Agreements with GlobeFlex Capital, L.P. and Walter Scott & Partners, Ltd. for the International Fund

At a meeting held on December 16, 2005 (“December Meeting”), the Board, including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Directors”), approved initial Subadvisory Agreements among the Company, the Adviser and each of GlobeFlex Capital, L.P. (“GlobeFlex”) and Walter Scott & Partners, Ltd. (“Walter Scott”), relating to the International Fund.

With respect to the Board’s consideration of the respective Subadvisory Agreements with GlobeFlex and Walter Scott, the Directors received written information in advance of the December Meeting from the Adviser, which included: (1) the process by which the Adviser selected and recommended for Board approval GlobeFlex and Walter Scott as subadvisers of the International Fund; (2) the nature and quality of the services that GlobeFlex and Walter Scott would provide to the International Fund; (3) each proposed subadviser’s experience, reputation, investment management business, personnel and operations; (4) each proposed subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the International Fund by GlobeFlex and Walter Scott and a comparison of those fees to the: (a) standard separate account fee schedule charged by each of GlobeFlex and Walter Scott for managing international equity accounts; and (b) fees charged by a group of active separate account investment managers utilizing an international equity mandate; (6) GlobeFlex’s and Walter Scott’s compliance programs; (7) GlobeFlex’s and Walter Scott’s historical performance returns utilizing an all-cap, international equity mandate and a concentrated growth, international equity mandate, respectively, and such performance compared to a relevant benchmark; (8) the International Fund’s projected total expense ratio compared to a group of foreign large blend mutual funds similar in investment objective to the Fund and with a minimum of $100 million in assets; and (9) each proposed subadviser’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, the Adviser’s personnel and the Company’s CCO at the December Meeting, as well as a variety of factors, and reached the following conclusions:

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by GlobeFlex and Walter Scott under their respective Subadvisory Agreements, the Directors considered the

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

specific investment process to be employed by each of GlobeFlex and Walter Scott in managing the assets of the International Fund to be allocated to them; the qualifications of GlobeFlex’s and Walter Scott’s respective investment management teams with regard to implementing an all-cap, international equity mandate and a concentrated growth, international equity mandate, respectively; each proposed subadviser’s overall favorable performance record as compared to a relevant benchmark; each proposed subadviser’s infrastructure and whether it appears to adequately support an international equity strategy; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of GlobeFlex and Walter Scott to the International Fund. The Directors acknowledged that GlobeFlex and Walter Scott each has a successful performance record as an international equity manager and each has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing an all-cap, international equity mandate, with respect to GlobeFlex, and a concentrated growth, international equity mandate, with respect to Walter Scott, for the International Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of GlobeFlex and Walter Scott were appropriate for the International Fund in light of its investment objective and, thus, supported a decision to approve each Subadvisory Agreement.

Investment Performance. The Directors evaluated GlobeFlex’s and Walter Scott’s historical investment performance record in managing their clients’ assets utilizing an all-cap, international equity mandate, with respect to GlobeFlex, and a concentrated growth, international equity mandate, with respect to Walter Scott, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of GlobeFlex and Walter Scott supported approval of each Subadvisory Agreement with GlobeFlex and Walter Scott, respectively.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed GlobeFlex’s and Walter Scott’s subadvisory fee schedules. They considered that, based on the amount of assets proposed to be allocated to the existing and proposed subadvisers at current asset levels, it was projected there would be no increase in overall subadvisory fees associated with the appointment of GlobeFlex and Walter Scott as subadvisers to the International Fund, and there would, in fact, be a decrease in overall subadvisory fees and the Fund’s total expense ratio.

The Directors considered comparisons of the subadvisory fees to be charged by GlobeFlex and Walter Scott to the International Fund with each subadviser’s standard fee schedule for managing an investment mandate similar to the mandate the subadviser is to employ on behalf of the International Fund. The Directors also considered that, according to the information provided, the proposed fee schedule for GlobeFlex reflected the lowest fee rate currently charged by the subadviser to other accounts for which the subadviser provides advisory services utilizing a similar mandate, and the proposed fee schedule for Walter Scott is the same as for two other comparably-sized U.S. mutual funds advised by Walter Scott that have a similar investment mandate. Additionally, the services each subadviser is to provide to the International Fund appeared to be comparable to those each subadviser provides to such other advisory clients. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to GlobeFlex and Walter Scott by a group of separate account investment managers that employ an active international equity mandate. According to the information provided, the effective fee rate to be paid by the International Fund to Walter Scott would be below the median fee charged by such managers; and the effective fee rate to be paid by the Fund to GlobeFlex would be below the median fee charged by such managers and in the first quartile (lowest fee quartile) of all active international managers. Referring to data compiled by Lipper Inc., an independent provider of investment company data, the Directors also noted that the projected investment advisory fee for the International Fund, taking into account all of the proposed subadviser changes, was lower than the median investment advisory fee of a selected group of investment companies with a similar investment objective classification. The Directors also considered information provided by the Adviser on the total expense ratios of a group of foreign large blend mutual funds with investment objectives similar to the International Fund and with minimum assets of $100 million, which showed that, if GlobeFlex and Walter Scott each served as a subadviser to the International Fund at the proposed fee rates and asset allocation levels, and taking into account the proposed allocation changes for the existing subadvisers, the Fund’s projected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for evaluating GlobeFlex’s and Walter Scott’s fees, including in light of the International Fund’s projected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded

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Additional Information (Unaudited)—(Continued)

that GlobeFlex’s and Walter Scott’s subadvisory fees each appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Walter Scott regarding the estimated profits to be realized from the subadviser’s relationship with the International Fund; the Directors were informed that such information was not available with respect to GlobeFlex. In reviewing the extent to which economies of scale may be realized by GlobeFlex and Walter Scott as the assets of the International Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that Walter Scott’s proposed fee schedule includes breakpoints, which indicated that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the International Fund’s shareholders in connection with the services to be provided, and concluded that the proposed fee schedule for Walter Scott was appropriate at this time. With respect to GlobeFlex, the Directors considered that, although the proposed subadvisory fee schedule does not include breakpoints, the fee schedule is lower than GlobeFlex’s standard fee schedule for an international all-cap equity mandate, which suggested that such fee schedule subsumes certain anticipated economies of scale for the benefit of the International Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed schedule for GlobeFlex was appropriate at this time.

Other Considerations. The Directors considered the Adviser’s judgment that the addition of GlobeFlex and Walter Scott as subadvisers to the International Fund would add value by complementing the investment approach of the International Fund’s current investment subadvisers, Artisan Partners Limited Partnership (“Artisan”) and Capital Guardian Trust Company (“Capital Guardian”). In this regard, the Directors considered that the addition of GlobeFlex and Walter Scott as subadvisers should serve to increase portfolio diversification and help to reduce the volatility and overall investment risks of the International Fund’s portfolio while increasing its potential for positive returns. The Directors also considered information from the Adviser concerning its strategy to efficiently and economically effect the subadviser transitions. The Directors concluded that these considerations supported approval of each Subadvisory Agreement.

The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend GlobeFlex and Walter Scott as subadvisers to the International Fund and also considered the Adviser’s conclusion that the fees to be paid to each of GlobeFlex and Walter Scott for their respective services to the International Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of each Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to GlobeFlex and Walter Scott due to each subadviser’s relationship with the International Fund. The Directors considered that GlobeFlex may direct the International Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the International Fund’s requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each subadviser by virtue of its relationship to the Fund are reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement is in the best interests of the International Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of GlobeFlex and Walter Scott.

Annual Consideration of the Investment Advisory Agreements and Certain Subadvisory Agreements

At the December Meeting, the Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreement relating to each of the Milestone Funds for the period January 3, 2006 through February 28, 2006 and the Subadvisory Agreements with Mellon Capital Management Corporation (“Mellon”) relating to each of the Index Funds and the US Government Securities Fund for the period December 29, 2005 through February 28, 2006. The Board approved the continuance of these agreements until February 28, 2006 so that all of the Funds’ Advisory Agreements and Subadvisory Agreements could be considered for approval with respect to the coming one-year period at its January 19, 2006 meeting (“January Meeting”) and to make future administration of the Board’s annual consideration of these agreements more efficient.

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At the December Meeting, the Board, including a majority of the Independent Directors, also approved a revised fee schedule with respect to the Subadvisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”) relating to the Equity Income Fund and Growth & Income Fund, effective January 1, 2006. Each fee schedule was revised to provide for a reduction in the rate of fee payable by each Fund for assets between $251 million and $500 million and for assets above $500 million.

At the January Meeting, the Board, including a majority of the Independent Directors, approved the continuance of the Advisory Agreements between the Adviser and each Fund. In addition, the Board, including a majority of the Independent Directors, approved the continuance of the subadvisory arrangements, and approved Investment Subadvisory Agreements, with respect to the following subadvisers and Funds (may be referred to collectively as the “Sub-Advised Funds”): Payden & Rygel Investment Counsel (Short-Term Bond Fund); STW Fixed-Income Management, Ltd. (Short-Term Bond Fund); Mellon (US Government Securities Fund, Asset Allocation Fund and each of the Index Funds); T. Rowe (Equity Income Fund, Growth & Income Fund and Aggressive Opportunities Fund); Barrow, Hanley, Mewhinney & Strauss, Inc. (Equity Income Fund); Southeastern Asset Management, Inc. (Equity Income Fund and Aggressive Opportunities Fund); Capital Guardian (Growth & Income Fund and International Fund); Wellington Management Company, LLP (“Wellington”) (Growth & Income Fund); Fidelity Management & Research Company (Growth Fund); Tukman Capital Management (Growth Fund); Peregrine Capital Management, Inc. (“Peregrine”) (Growth Fund); and Artisan (International Fund). In reaching its decisions, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board meetings and reviewed and considered the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreements and Subadvisory Agreements.

Information furnished at Board meetings throughout the year included, but was not limited to, the Adviser’s analysis of, and presentations given by the Adviser on, each Fund’s investment performance and the investment performance of the subadvisers, the strategies being used to achieve stated objectives and various reports on the monitoring of the subadvisers, compliance and other services provided by the Adviser and its affiliates. In preparation for the January Meeting, the Directors requested and received information compiled by Lipper Inc., an independent provider of investment company data, on the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (“peer group”). Additionally, in response to specific requests from the Independent Directors in connection with the January Meeting, the Adviser furnished, and the Board considered, a wide variety of information and reports concerning the Adviser and the subadvisers, including: (1) the nature, extent and quality of services provided to the Funds by the Adviser (and its affiliates) and by the subadvisers; (2) the level of the advisory and subadvisory fees that are charged to each Fund and a comparison with the fees charged to other clients; (3) profitability information of the Adviser and its affiliate, Vantagepoint Transfer Agents, LLC (“VTA”), and, to the extent available, certain profitability information of the subadvisers; (4) the Adviser’s and subadvisers’ compliance programs; and (5) any “fall out” or ancillary benefits enjoyed by the Adviser or its affiliates and the subadvisers as a result of the relationship with the Funds. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the Board to representatives of the Adviser at the January Meeting.

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreements and Subadvisory Agreements for all of the Funds were considered at the same Board meeting, the Directors addressed each Fund separately during the January Meeting. In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Advisory Agreements and Subadvisory Agreements for an additional year. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the Advisory Agreements and Subadvisory Agreements.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by the Adviser, the Directors considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Directors considered, among other

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matters: (a) the asset allocation services provided, and the monitoring of the performance of the underlying Funds performed, by the Adviser with respect to the Model Portfolio Funds and the Milestone Funds; (b) the performance monitoring and on-going due diligence performed with respect to the underlying mutual fund in which the Money Market Fund invests; (c) the subadviser selection and fee negotiation process whereby the Adviser seeks to achieve an appropriate and competitive level of fee and fee structure, and the Adviser’s on-going monitoring of the appropriateness and competitiveness of each subadvisory fee and fee structure; (d) the process by which the Adviser evaluates and monitors the subadvisers, including with respect to portfolio security brokerage and trading practices; (e) the Adviser’s ability and willingness to identify instances where there may be a need to replace a subadviser, reallocate assets or both and to efficiently and economically effect such changes; (f) the cash management services provided to the Sub-Advised Funds; and (g) the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by the Adviser or its affiliates.

The Board also considered the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates, including transfer agency and distribution services. The Board took into account the extensive shareholder services provided by VTA in order to satisfy the needs of the Funds’ shareholders.

With respect to the nature, extent and quality of the investment advisory services provided by each subadviser to the Sub-Advised Funds, the Directors considered each subadviser’s investment management process in managing the assets allocated to it, including the experience and capability of the subadviser’s management and other personnel responsible for the portfolio management of the applicable Fund and compliance with the Fund’s investment policies and restrictions. The Directors also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by each subadviser to the Sub-Advised Funds.

Based on the totality of the information considered, the Directors concluded that the Funds were likely to benefit from the nature, extent and quality of the Adviser’s and the subadvisers’ services, as applicable, as well as the services of the Adviser’s affiliates, and that the Adviser and its affiliates as well as the subadvisers have the ability to continue to provide these services based on their respective experience, operations and resources.

Investment Performance

The Board placed emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board meetings, particular attention was given to the performance reports provided specifically for the January Meeting. In particular, the Directors reviewed the performance of each Fund over a five-year period ending June 30, 2005, or shorter period, as applicable, relative to its stated investment objective, benchmark and peer group.

In reviewing the performance of the Funds, the Directors considered that the performance of each of the following Funds exceeded or was in line with the median of its peer group for the periods reviewed: Money Market Fund, Short-Term Bond Fund, Asset Allocation Fund (except for the one-year period), Equity Income Fund, Growth & Income Fund, Aggressive Opportunities Fund (for the one, two and three-year periods), Core Bond Index Fund, 500 Stock Index Fund, Mid/Small Company Index Fund (for the one, two and three-year periods), Overseas Equity Index Fund (except for the one-year period and, for Class I, the five-year period), Model Portfolio Traditional Growth Fund (except for the one-year period), Model Portfolio Long-Term Growth Fund (for the one and four-year periods) and Model Portfolio All-Equity Growth Fund (except for the three-year period).

With regard to the relative performance of the US Government Securities Fund, the Directors considered the Adviser’s explanation regarding the impact of the Fund’s investment restrictions and sector allocation limits (which relate to the Fund’s enhanced index strategy established in late 2004 and serve to limit sector and credit risk) on performance versus its peer group, and how this investment strategy is designed to meet the expectations of the Fund’s shareholder base.

With regard to the performance of the Growth Fund relative to its peer group, the Directors considered the changes to the Fund’s structure implemented in May 2005, which included the addition of three new subadvisers, in order to improve the Fund’s performance. The Directors also considered that the Growth Fund’s performance for the quarter ended September 30, 2005 exceeded the performance of the Fund’s benchmark and Morningstar peer group.

With regard to performance of the International Fund relative to its peer group, the Directors considered the subadvisory changes approved by the Board at its December Meeting, which included the addition of two new subadvisers, in order to improve the performance of the Fund.

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With regard to the performance of the Broad Market Index Fund relative to its peer group, the Directors considered the Adviser’s explanation that the peer group identified by Lipper Inc. and against which the Fund’s performance was compared represents an actively managed group of funds that primarily invests in mid-cap stocks, while the Fund is a passively managed fund investing primarily in larger cap stocks. The Directors also considered the Adviser’s explanation that, while the Fund underperformed its benchmark, the Dow Jones Wilshire 5000 Total Market Index, this underperformance was largely due to the impact of the Fund’s expenses, and noted that the Fund does not employ any enhancement strategies due to the risks involved in respect of such strategies.

With respect to the performance of the Model Portfolio Savings Oriented Fund, the Directors considered the Adviser’s explanation that the Fund’s performance relative to its peer group is largely due to the Fund’s allocation to the Company’s stable value fund prior to November 2004, and that stable value funds underperformed core bond funds by over 2% over the five-year period ending June 30, 2005.

With respect to the performance of the Model Portfolio Conservative Growth Fund, the Directors considered the Adviser’s explanation that the Fund’s performance relative to its peer group was due to the Fund’s below-average allocation to equities versus its peer group (and equities outperformed bonds by over 2% during the three-year period ending June 30, 2005). The Directors also noted that the Fund’s performance for the four-year period ending June 30, 2005 was above the median of its peer group.

With respect to the performance of the Milestone Funds, the Directors acknowledged that these Funds have operated for a limited period of time and noted that the performance of the Milestone 2010 Fund and Retirement Income Fund exceeded the median of their respective peer group for the six-month period ending June 30, 2005. The Directors considered the Adviser’s explanation that the underperformance of each of the other Milestone Funds relative to the median of its respective peer group for the six-month period ending June 30, 2005, was generally attributable to the asset class mix of each Fund compared to its peer group, and the performance of each market segment relative to other segments. The Directors further considered the Adviser’s report that each Milestone Fund outperformed its respective Morningstar category peer average for its first full year of performance.

To further enhance the performance of the Aggressive Opportunities Fund, the Directors also considered the modifications to the Fund’s portfolio structure recommended by the Adviser, including the addition of two new subadvisers, which were presented for approval at the January Meeting. The Directors’ consideration of these new subadvisory arrangements for the Aggressive Opportunities Fund is described below.

For the Sub-Advised Funds, the Directors also considered the Adviser’s conclusions, and the reasons supporting the Adviser’s conclusions, that the performance record of each subadviser with respect to the assets of the Fund it manages supports approval of its Subadvisory Agreement.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board considered the fees payable under each Advisory Agreement and under each Subadvisory Agreement for the Sub-Advised Funds. The Board reviewed the information compiled by Lipper Inc. comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of total assets— these fee rates include advisory and administrative service fees—to other funds in its peer group. Based on the data provided on management fee rates, on a Fund-by-Fund basis, the Board noted that: (i) each Fund’s contractual management fee rate was lower than or equal to the median of its expense peer group; and (ii) except as indicated, the actual management fees of each of the following Funds were lower than or equal to the median of its expense peer group—Money Market Fund, Short-Term Bond Fund, US Government Securities Fund, Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, International Fund, Core Bond Index Fund (actual management fees for Class I were above the median), 500 Stock Index Fund (actual management fees for Class I were above the median), Broad Market Index Fund, Mid/Small Company Index Fund (actual management fees for Class I were above the median), Overseas Equity Index Fund, Model Portfolio Savings Oriented Fund and Model Portfolio Traditional Growth Fund.

The Board further noted that the actual management fees of the following Funds were above the median of their expense peer group: Model Portfolio Conservative Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All-Equity Growth Fund and each of the Milestone Funds. With respect to the Model Portfolio Funds, the Board further

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considered that the fee schedule for these Funds was amended effective July 1, 2005 to incorporate “breakpoints” (i.e., reductions in the management fee rate as assets increase) and that the Model Portfolio Long-Term Growth Fund and Traditional Growth Fund are at asset levels where they are benefiting from the implementation of these breakpoints.

The Board also reviewed the information compiled by Lipper Inc. comparing each Fund’s total expense ratio to other funds in its peer group. Based on this comparative expense data, the Board noted that actual total expense ratios for each Fund were below the median of its expense peer group, except for the Class I shares of each of the Mid/Small Company Index Fund and Overseas Equity Index Fund. The Directors further noted the Adviser’s current agreement to limit certain expenses of each Milestone Fund until April 30, 2006, and, after that, the Adviser’s intention to limit the overall expenses of each Milestone Fund until April 30, 2007.

With regard to the Sub-Advised Funds, the Directors also considered VIA’s assessment, which was based in part on information provided by the subadvisers, that each subadvisory fee reflects the lowest available fee schedule from the respective subadviser for “like accounts.” For this purpose, the term “like accounts” was used by the Adviser generally to describe other portfolios managed by a subadviser that have the same investment objective and other characteristics similar to the portfolio being managed for the Fund by the subadviser.

The foregoing comparisons assisted the Directors in determining to approve each Advisory Agreement and Subadvisory Agreement by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

The Directors noted that revised subadvisory fee schedules had been previously approved by the Board for T. Rowe relating to the Equity Income Fund and Growth & Income Fund (effective January 1, 2006) and Peregrine relating to the Growth Fund (effective May 23, 2005), which reflect a reduction in the subadvisory fee rates to be paid to each subadviser by the relevant Fund. With respect to the Subadvisory Agreement with Southeastern for the Aggressive Opportunities Fund, the Directors also considered the revised subadvisory fee schedule presented to the Board for approval, which reflected a reduction in fee rate in light of the Adviser’s recommendation to change Southeastern’s investment mandate from global to domestic in connection with the other subadviser changes presented at the January Meeting for that Fund.

For each Sub-Advised Fund, the Directors also considered the Adviser’s conclusion that the compensation payable to each subadviser under its respective Subadvisory Agreement is fair and reasonable in light of the nature and quality of the services to be provided to the Fund.

Profitability. The Board reviewed the materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to each Fund and the Funds as a whole. The Directors also considered information regarding VTA’s fees and net margin levels relating to the services it provides to each Fund and the Funds as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser and VTA experienced positive net margins with respect to certain Funds and did not with respect to other Funds. The Directors were satisfied with the overall net margin levels. With respect to the Sub-Advised Funds, the Directors reviewed the subadviser profitability information to the extent available, and took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of each subadvisory fee and fee structure, as well as the Adviser’s assessment that the subadvisory fee rates charged by each subadviser reflects the lowest available fee schedule from the subadviser for like accounts.

Economies of Scale. With respect to whether economies of scale are realized by the Adviser as a Fund’s assets increase and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of management fee charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Directors also acknowledged that they will continue to seek and review information from the Adviser relating to economies of scale. With respect to the Model Portfolio Funds, the Directors considered that the Adviser’s fee schedule for these Funds was amended effective July 1, 2005 to incorporate breakpoints to account for economies of scale to be experienced by the Adviser as assets increase for the benefit of Fund shareholders.

With regard to each Sub-Advised Fund, the Directors considered that the fee schedule relating to each Subadvisory Agreement (except for the Subadvisory Agreement with Artisan) currently includes breakpoints and these Sub-Advised Funds and their shareholders will benefit from reduced subadvisory fee rates as the assets managed by the relevant subadviser increase, and that this represents a recognition that economies are being passed on by the subadviser to the

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Fund’s shareholders. The Directors further considered the appropriateness of each subadvisory fee structure in light of the Adviser’s assessment that each subadvisory fee reflects the lowest available fee schedule from the respective subadviser for like accounts.

“Fall Out” or Ancillary Benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser and its affiliates and the subadvisers as a result of their relationship with the Funds. Based on the information provided by the Adviser, the Directors noted that there did not appear to be any significant benefits in this regard. The Board also considered that certain subadvisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that the subadvisers are required to select brokers who meet the Funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Board concluded that the benefits accruing to the subadvisers by virtue of their relationship to the Funds are reasonable.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and each subadviser, the Board concluded that the level of fees to be paid to the Adviser with respect to each Fund, and each subadviser with respect to the Sub-Advised Funds, is reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the Advisory Agreement with respect to each Fund and the Subadvisory Agreement with respect to each Sub-Advised Fund was in the best interests of the applicable Fund. As a result, the Board, including a majority of the Independent Directors, approved each Advisory Agreement and Subadvisory Agreement.

Consideration of Initial Subadvisory Agreements with TimesSquare Capital Management, LLC and Legg Mason Capital Management, Inc. for the Aggressive Opportunities Fund

At the January Meeting, the Board, including a majority of the Independent Directors, also approved initial Subadvisory Agreements among the Company, the Adviser and each of TimesSquare Capital Management, LLC (“TimesSquare”) and Legg Mason Capital Management, Inc. (“Legg Mason”), relating to the Aggressive Opportunities Fund.

With respect to the Board’s consideration of the respective Subadvisory Agreements with TimesSquare and Legg Mason, the Directors received written information in advance of the January Meeting from the Adviser, which included: (1) the Adviser’s rationale for recommending modifications to the portfolio structure of the Aggressive Opportunities Fund; (2) the process by which the Adviser selected and recommended for Board approval TimesSquare and Legg Mason as subadvisers of the Aggressive Opportunities Fund; (3) the nature and quality of the services that TimesSquare and Legg Mason would provide to the Aggressive Opportunities Fund; (4) each proposed subadviser’s experience, reputation, investment management business, personnel and operations; (5) each proposed subadviser’s brokerage and trading policies and practices; (6) the level of subadvisory fees to be charged to the Aggressive Opportunities Fund by TimesSquare and Legg Mason and a comparison of those fees to the: (a) standard separate account fee schedule charged by each of TimesSquare and Legg Mason for managing mid-cap growth equity accounts and mid-cap core equity accounts, respectively; and (b) fees charged by a group of separate account investment managers utilizing an active mid-cap growth equity mandate with respect to TimesSquare and an active mid-cap core equity mandate with respect to Legg Mason; (7) TimesSquare’s and Legg Mason’s compliance programs; (8) TimesSquare’s and Legg Mason’s historical performance returns utilizing a mid-cap growth equity mandate and a mid-cap core equity mandate, respectively, and such performance compared to a relevant benchmark; (9) the Aggressive Opportunities Fund’s projected total expense ratio compared to a group of mid-cap growth mutual funds similar in investment objective to the Fund and with a minimum of $100 million in assets; and (10) each proposed subadviser’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the January Meeting, the presentations made by, and discussions held with, TimesSquare, Legg Mason, the Adviser’s personnel and the Company’s CCO at the January Meeting, as well as a variety of factors, and reached the following conclusions:

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Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by TimesSquare and Legg Mason under their respective Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of TimesSquare and Legg Mason in managing the assets of the Aggressive Opportunities Fund to be allocated to them; the qualifications of TimesSquare’s and Legg Mason’s respective investment management teams with regard to implementing a mid-cap growth equity mandate and a mid-cap core equity mandate, respectively; each proposed subadviser’s overall favorable performance record as compared to a relevant benchmark; the subadvisers’ infrastructure and whether it appears to adequately support a mid-cap growth equity strategy for TimesSquare and a mid-cap core equity strategy for Legg Mason; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of TimesSquare and Legg Mason to the Aggressive Opportunities Fund. The Directors acknowledged that TimesSquare and Legg Mason each has a successful performance record as a mid-cap growth equity manager and a mid-cap core equity manager, respectively; each has an experienced portfolio management team; and each appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing a mid-cap growth equity mandate, with respect to TimesSquare, and a mid-cap core equity mandate, with respect to Legg Mason, for the Aggressive Opportunities Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Legg Mason and TimesSquare were appropriate for the Aggressive Opportunities Fund in light of its investment objective and, thus, supported a decision to approve each Subadvisory Agreement.

Investment Performance. The Directors evaluated TimesSquare’s and Legg Mason’s historical investment performance record in managing assets utilizing a mid-cap growth equity mandate, with respect to TimesSquare, and a mid-cap core equity mandate, with respect to Legg Mason, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of TimesSquare and Legg Mason supported approval of each Subadvisory Agreement with TimesSquare and Legg Mason, respectively.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed TimesSquare’s and Legg Mason’s subadvisory fee schedules and breakpoints. They considered that, based on the amount of assets proposed to be allocated to the proposed subadvisers at current asset levels, and taking into account the other proposed subadviser changes, it was projected there would be no increase in overall subadvisory fees for the Aggressive Opportunities Fund, and there would, in fact, be a decrease in overall subadvisory fees and the Fund’s total expense ratio.

The Directors considered comparisons of the subadvisory fees to be charged by TimesSquare and Legg Mason to the Aggressive Opportunities Fund with each subadviser’s standard fee schedule for managing an investment mandate similar to the mandate the subadviser is to employ on behalf of the Fund. The Directors also considered that, according to the information provided, the proposed fee schedule for TimesSquare reflects the lowest fee currently charged by the subadviser to other mid-cap growth accounts of comparable size, and the proposed fee schedule for Legg Mason reflects the lowest fee currently charged by the subadviser to other mid-cap accounts. Additionally, the services each subadviser is to provide to the Aggressive Opportunities Fund appeared to be comparable to those each subadviser provides to such other advisory clients. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to TimesSquare and Legg Mason by a group of separate account investment managers that employ an active mid-cap growth equity mandate, with respect to TimesSquare, and an active mid-cap core equity mandate, with respect to Legg Mason. According to the information provided, the effective fee rate to be paid by the Aggressive Opportunities Fund to each of TimesSquare and Legg Mason would be below the median fee charged by such managers and in the first quartile (lowest fee quartile) of all active mid-cap growth equity managers with respect to TimesSquare and of all active mid-cap core equity managers with respect to Legg Mason. Referring to data compiled by Lipper Inc., an independent provider of investment company data, the Directors also noted that the projected investment advisory fee for the Aggressive Opportunities Fund, taking into account all of the proposed subadviser changes, was lower than the median investment advisory fee of a selected group of investment companies with a similar investment objective classification. The Directors also considered information provided by the Adviser on the total expense ratios of a group of mid-cap growth mutual funds with investment objectives similar to the Aggressive Opportunities Fund and with minimum assets of $100 million, which showed that, if TimesSquare and Legg Mason each served as a subadviser to the Aggressive Opportunities Fund at the proposed fee rates and asset allocation levels, and taking into account the other proposed subadviser changes, the Fund’s projected total expense ratio would continue to be below the average and median expense ratios of such funds.

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The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for evaluating TimesSquare’s and Legg Mason’s fees, including in light of the Aggressive Opportunities Fund’s projected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that TimesSquare’s and Legg Mason’s subadvisory fees each appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Legg Mason regarding the estimated profits to be realized from the subadviser’s relationship with the Aggressive Opportunities Fund; the Directors were informed that such information was not available with respect to TimesSquare. In reviewing the extent to which economies of scale may be realized by TimesSquare and Legg Mason as the assets of the Aggressive Opportunities Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that the proposed fee schedule for each of TimesSquare and Legg Mason included breakpoints, which indicated that the proposed subadvisory fee rates for both TimesSquare and Legg Mason are intended to capture certain anticipated economies of scale for the benefit of the Aggressive Opportunities Fund’s shareholders in connection with the services to be provided, and concluded that the proposed fee schedules for TimesSquare and Legg Mason were appropriate at this time.

Other Considerations. The Directors considered the Adviser’s judgment that the addition of TimesSquare and Legg Mason as complementary subadvisers to the Aggressive Opportunities Fund would add value by enhancing the benefits of the Fund’s multi-management approach. In this regard, the Directors considered that the addition of these subadvisers, along with the Adviser’s recommendations to terminate Wellington and to retain Southeastern, while reducing the assets allocated to Southeastern and changing its mandate from global to domestic, should serve to move the Aggressive Opportunities Fund’s portfolio characteristics closer to those of its benchmark and peers, increase portfolio diversification, and help to reduce the volatility and improve the risk profile of the Fund while increasing its potential for positive returns. The Directors also considered information from the Adviser concerning its strategy to efficiently and economically effect the subadviser transitions. The Directors concluded that these considerations supported approval of each Subadvisory Agreement.

The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend TimesSquare and Legg Mason as subadvisers to the Aggressive Opportunities Fund and also considered the Adviser’s conclusion that the fees to be paid to each of TimesSquare and Legg Mason for their respective services to the Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of each Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to TimesSquare and Legg Mason due to each subadviser’s relationship with the Aggressive Opportunities Fund. The Directors considered that each subadviser may direct the Aggressive Opportunities Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Aggressive Opportunities Fund’s requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each subadviser by virtue of its relationship to the Fund are reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement is in the best interests of the Aggressive Opportunities Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of TimesSquare and Legg Mason.

G. Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholders of record; unless The Vantagepoint Funds has received instructions to the contrary. If you need additional copies of this Annual Report, please contact The Vantagepoint Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600; Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Vantagepoint Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

VANTAGEPOINT FUNDS

Additional Information (Unaudited)—(Continued)

H. Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-669-7400, on the Company’s website at www.icmarc.org or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Money Market Fund	Shares	Value

MUTUAL FUNDS—99.0%

AIM Short-Term Investments Trust Liquid Assets Portfolio (Cost $141,546,781)	141,546,781	$141,546,781

TOTAL INVESTMENTS—99.0%
(Cost $141,546,781)		141,546,781
Other assets less liabilities—1.0%		1,432,310

NET ASSETS—100.0%		$142,979,091

178	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Short-Term
Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—26.2%

Automotive—0.7%
DaimlerChrysler North America Holding Corporation, Guaranteed Note
4.750%	01/15/2008		$1,205,000	$1,194,577
DaimlerChrysler North America Holding Corporation, Guaranteed Note
4.050%	06/04/2008		1,640,000	1,597,435
General Motors Acceptance Corporation, Global Note
5.125%	05/09/2008	†	1,250,000	1,113,383

				3,905,395

Banking—4.3%
Bank of America Corporation, Subordinated Note
6.375%	02/15/2008		5,000,000	5,151,170
Bank of America Corporation, Subordinated Note
6.250%	04/01/2008		1,500,000	1,542,938
Citigroup, Inc., Note
6.200%	03/15/2009		5,105,000	5,299,000
Eksportfinans A/S, Note, (MTN) (Norway)
4.750%	12/15/2008		5,100,000	5,112,077
Household Finance Corporation, Note
6.400%	06/17/2008		6,000,000	6,193,332

				23,298,517

Beverages, Food & Tobacco—1.1%
Diageo Capital PLC, Global Note (United Kingdom)
3.375%	03/20/2008		2,640,000	2,557,215
Kellogg Co., Senior Note
2.875%	06/01/2008		2,860,000	2,726,469
Smithfield Foods, Inc., Senior Note
8.000%	10/15/2009		625,000	662,500

				5,946,184

Chemicals—0.1%
Lyondell Chemical Co., Series A, Senior Secured Note
9.625%	05/01/2007		625,000	655,469

Commercial Services—0.3%
Allied Waste North America, Senior Note
8.500%	12/01/2008		620,000	654,100
Service Corp. International, Note
7.700%	04/15/2009		800,000	844,000

				1,498,100

Communications—0.5%
Motorola, Inc., Senior Note
4.608%	11/16/2007		2,172,000	2,159,389
PanAmSat Corporation, Note
6.375%	01/15/2008		625,000	628,125

				2,787,514

Computer Software & Processing—0.1%
Unisys Corp., Senior Note
6.875%	03/15/2010	†	620,000	576,600

Electric Utilities—0.1%
PSEG Energy Holdings LLC, Senior Note
8.625%	02/15/2008		625,000	653,125

Financial Services—9.3%
CIT Group, Inc., Senior Note
5.750%	09/25/2007		6,000,000	6,085,939

Coupon Rate	Maturity Date		Face	Value

Citicorp, Subordinated Note
7.125%	05/15/2006		$2,326,000	$2,344,655
Countrywide Home Loans, Inc., Note, (MTN)
3.250%	05/21/2008		2,640,000	2,536,546
General Electric Capital Corporation, Note, (FRN)
4.625%	09/15/2009		5,955,000	5,900,291
General Electric Capital Corporation, Note, (MTN)
4.250%	01/15/2008		2,790,000	2,758,883
Household Finance Corporation, Note
5.750%	01/30/2007		3,280,000	3,307,896
Merrill Lynch & Co., Inc., Note, (MTN)
4.831%	10/27/2008		2,540,000	2,536,495
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., Senior Secured Note
7.375%	09/01/2010		625,000	645,313
Nomura Asset Securities Corporation
6.590%	03/15/2030		6,000,000	6,204,899
Principal Life Global Funding I, Note 144A (MTN)
5.125%	06/28/2007	*	2,750,000	2,751,268
SLM Corporation, Series A, Note (MTN)
5.625%	04/10/2007		3,300,000	3,320,760
TIAA Global Markets 144A
3.875%	01/22/2008	*	6,000,000	5,886,594
Wells Fargo & Company, Note
4.125%	03/10/2008		3,560,000	3,508,344
Wells Fargo & Company, Senior Note
4.000%	08/15/2008		2,585,000	2,538,268

				50,326,151

Forest Products & Paper—0.1%
Georgia-Pacific Corp., Note
7.500%	05/15/2006		625,000	632,031

Health Care Providers—0.1%
HCA, Inc., Note
5.250%	11/06/2008		625,000	619,890

Heavy Machinery—0.5%
John Deere Capital Corporation, Global Note
3.900%	01/15/2008		2,820,000	2,766,104

Home Construction, Furnishings & Appliances—0.1%
KB Home, Senior Subordinated Note
8.625%	12/15/2008		625,000	666,983

Household Products—0.1%
Owens Brockway Glass Container, Inc., Senior Secured Note
8.875%	02/15/2009		625,000	655,469

Insurance—1.4%
Allstate Financial Global Funding, Secured Note 144A
5.250%	02/01/2007	*	4,500,000	4,511,534
UnitedHealth Group, Inc., Note
3.375%	08/15/2007		3,180,000	3,109,108

				7,620,642

Lodging—0.1%
MGM Mirage, Senior Note
6.000%	10/01/2009		220,000	219,725

Media—Broadcasting & Publishing—1.4%
Echostar DBS Corporation, Note
5.750%	10/01/2008		625,000	615,625

See accompanying notes to financial statements.	179

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Short-Term Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Gannett Co., Inc., Senior Note
4.125%	06/15/2008		$3,430,000	$3,343,543
Time Warner, Inc., Guaranteed Note
6.150%	05/01/2007		3,280,000	3,321,748

				7,280,916

Retailers—0.4%
Fred Meyer, Inc., Note
7.450%	03/01/2008		2,120,000	2,210,096

Telephone Systems—5.0%
America Movil SA de CV, Guaranteed Senior Note (Mexico)
4.125%	03/01/2009		1,200,000	1,169,400
AT&T Wireless Services, Inc., Note
7.500%	05/01/2007		2,970,000	3,071,063
BellSouth Corp., Note
4.200%	09/15/2009		7,200,000	6,999,869
Deutsche Telekom International Finance BV, Global Note (Netherlands)
3.875%	07/22/2008		2,600,000	2,540,980
Rogers Wireless Communications, Inc., Senior Secured Note (FRN) (Canada)
7.616%	12/15/2010	#	625,000	648,438
Sprint Capital Corporation, Note
6.000%	01/15/2007		3,270,000	3,302,792
Telecom Italia Capital SA, Series A, Senior Note (Luxembourg)
4.000%	11/15/2008		2,970,000	2,882,201
Verizon Wireless Capital LLC, Note
5.375%	12/15/2006		3,280,000	3,291,552
Vodafone Group PLC, Note (United Kingdom)
3.950%	01/30/2008		3,460,000	3,401,149

				27,307,444

Transportation—0.5%
CSX Corp., Note
6.250%	10/15/2008		2,500,000	2,580,380
Royal Caribbean Cruises, Ltd., Senior Note
7.000%	10/15/2007		310,000	319,130

				2,899,510

TOTAL CORPORATE OBLIGATIONS
(Cost $144,370,568)				142,525,865

U.S. GOVERNMENT AGENCY OBLIGATIONS—12.3%

Mortgage Backed—7.8%
Federal Home Loan Mortgage Corporation
4.404%	10/01/2034		6,870,232	6,745,970
Federal Home Loan Mortgage Corporation, Series 2885, Class DK
3.500%	10/15/2012		5,168,842	5,088,433
Federal National Mortgage Association
5.168%	10/01/2034		8,188,469	8,231,614
5.106%	09/01/2034		872,118	873,473
5.036%	10/01/2034		10,273,743	10,301,498
5.017%	09/01/2034		717,975	720,033
4.818%	10/01/2034		1,303,860	1,301,736
Federal National Mortgage Association, Series 2004-81, Class KG
3.500%	05/25/2012		4,777,452	4,706,577
FHLMC, Series 2891, Class LN
4.250%	06/15/2024		4,252,661	4,197,993

				42,167,327

Coupon Rate	Maturity Date		Face	Value

U.S. Government Agencies—4.5%
Federal Home Loan Bank
4.375%	10/03/2008		$5,100,000	$5,029,747
4.180%	01/11/2006	††	16,500,000	16,478,926
3.620%	01/11/2006	††	3,000,000	2,996,682

				24,505,355

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $67,344,834)				66,672,682

U.S. TREASURY OBLIGATIONS—29.0%

U.S. Treasury Notes—29.0%
U.S. Treasury Note
4.250%	10/31/2007		13,400,000	13,364,932
4.125%	08/15/2008		3,707,000	3,687,742
4.000%	09/30/2007		1,250,000	1,241,700
3.625%	06/30/2007		76,205,000	75,359,658
3.500%	05/31/2007		25,928,000	25,609,993
3.375%	12/15/2008-
	10/15/2009		11,100,000	10,767,205
3.000%	11/15/2007		2,170,000	2,116,599
2.875%	11/30/2006	**	5,000,000	4,932,230
2.500%	10/31/2006		21,150,000	20,830,275

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $158,889,152)				157,910,334

ASSET BACKED SECURITIES—16.6%

Automotive—8.2%
BMW Vehicle Owner Trust, Series 2003-A, Class A4
2.530%	02/25/2008		1,184,343	1,174,415
Capital Auto Receivables Asset Trust, Series 2002-5, Class A4
2.920%	04/15/2008		525,187	525,129
Capital Auto Receivables Asset Trust, Series 2004-2, Class A3
3.580%	01/15/2009		6,100,000	5,988,126
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A3
2.080%	05/15/2008		4,801,678	4,750,484
Daimler Chrysler Auto Trust, Series 2003-B, Class A-4
2.860%	03/09/2009		6,010,000	5,889,737
Daimler Chrysler Auto Trust, Series 2005-A, Class A3
3.490%	12/08/2008		1,000,000	987,442
Ford Credit Auto Owner Trust, Series 2005-A, Class A3
3.480%	11/15/2008		2,400,000	2,371,162
Ford Credit Auto Owner Trust, Series 2005-A, Class B
3.880%	01/15/2010		2,600,000	2,533,356
Honda Auto Receivables Owner Trust, Series 2003-2, Class A4
2.160%	10/21/2008		750,000	737,189
Honda Auto Receivables Owner Trust, Series 2003-4, Class A4
2.790%	03/16/2009		6,860,000	6,713,249
Nissan Auto Receivables Owner Trust, Series 2003-C, Class A-5
3.210%	03/16/2009		2,040,000	1,993,867
Nissan Auto Receivables Owner Trust, Series 2004-A, Class A4
2.760%	07/15/2009		5,000,000	4,847,544

180	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Short-Term Bond Fund

Coupon Rate	Maturity Date		Face	Value

ASSET BACKED SECURITIES—(Continued)

USAA Auto Owner Trust, Series 2004-3, Class A4
3.530%	06/15/2011		$6,000,000	$5,849,192

				44,360,892

Credit Cards—4.6%
Bank One Issuance Trust, Series 2004-1A, Class A
3.450%	10/17/2011		7,000,000	6,734,498
Citibank Credit Card Issuance Trust, Series 2003-A3, Class A3
3.100%	03/10/2010		5,445,000	5,255,190
Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5
2.500%	04/07/2008		1,300,000	1,293,298
Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1
2.550%	01/20/2009		1,000,000	977,298
Discover Card Master Trust I, Series 2000-9, Class A
6.350%	07/15/2008		1,125,000	1,126,496
MBNA Credit Card Master Note Trust, Series 2003-A1, Class A
3.300%	07/15/2010		5,545,000	5,383,604
MBNA Credit Card Master Note Trust, Series 2005-5A, Class A5
4.369%	12/15/2010	#	2,500,000	2,501,227
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7
4.300%	02/15/2011		1,000,000	988,443
MBNA Master Credit Card Trust, Series 2003-A11, Class A11
3.650%	03/15/2011		1,000,000	971,149

				25,231,203

Utilities—3.8%
California Infrastructure PG&E-1, Series 1997-1, Class A8
6.480%	12/26/2009		6,000,000	6,151,938
California Infrastructure SCE-1, Series 1997-1, Class A7
6.420%	12/26/2009		6,450,000	6,607,606
Comed Transitional Funding Trust, Series 1998-1, Class A6
5.630%	06/25/2009		669,740	674,453
Peco Energy Transition Trust, Series 2000-A, Class A3
7.625%	03/01/2010		6,689,000	7,209,873

				20,643,870

TOTAL ASSET BACKED SECURITIES
(Cost $92,197,853)				90,235,965

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—10.7%

Mortgage Backed—10.7%
Bank of America Mortgage Securities, Series 2004-L, Class 1A1
4.215%	01/25/2035		5,790,729	5,735,045
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A2
3.869%	02/11/2041		3,100,000	2,983,961

Coupon Rate	Maturity Date		Face	Value

Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-19, Class A1
5.500%	10/25/2034		$1,202,167	$1,200,154
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 3A1
5.493%	02/25/2035		4,266,202	4,357,333
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 6A1
5.299%	05/25/2034		2,622,284	2,682,069
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.541%	10/25/2035		5,662,965	5,573,865
GSR Mortgage Loan Trust, Series 2004-11, Class 2A2
4.800%	09/25/2034		4,133,919	4,101,349
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
5.420%	12/19/2035	#	7,524,900	7,517,268
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2
4.744%	12/25/2034		4,927,784	4,875,041
Provident Funding Mortgage Loan Trust, Series 2004-1, Class 1A1
4.053%	04/25/2034	#	1,015,670	984,471
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A
5.429%	05/25/2035		6,770,310	6,790,302
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class IIA1
5.947%	10/19/2034		1,964,138	1,993,169
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
3.324%	03/25/2044	#	1,398,332	1,352,246
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1
4.579%	12/25/2034	#	3,116,494	3,073,842
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class IIA1
4.362%	05/25/2035		5,049,210	4,986,497

TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $58,777,616)				58,206,612

CASH EQUIVALENTS—0.3%

Institutional Money Market Funds—0.0%
American Beacon Funds		††	7,090	7,090
BGI Institutional Fund		††	92,172	92,172
Goldman Sachs Financial Square Prime Obligations Fund		††	7,090	7,090
Merrimac Cash Fund— Premium Class		††	11,344	11,344

				117,696

Bank & Certificate Deposits/ Offshore Time Deposits—0.3%
Abbey National PLC
4.290%	01/11/2006	††	35,451	35,448
Bank of Nova Scotia
4.250%	01/27/2006	††	49,631	49,631
Barclays
4.410%	02/27/2006	††	35,451	35,451
Barclays
4.270%	01/25/2006	††	35,451	35,451
BNP Paribas
4.220%	01/24/2006	††	35,451	35,451
Branch Banker & Trust
4.260%	01/11/2006	††	35,451	35,451

See accompanying notes to financial statements.	181

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Short-Term Bond Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

CIESCO
4.305%	01/06/2006	††	$42,541	$42,541
Dexia Group
4.250%	01/09/2006	††	70,902	70,902
Fairway Finance
4.280%	01/30/2006	††	28,361	28,361
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	35,163	35,163
Fortis Bank
4.350%	01/03/2006	††	35,451	35,451
Greyhawk Funding
4.355%	01/06/2006	††	28,361	28,361
Greyhawk Funding
4.278%	01/24/2006	††	21,270	21,270
Jupiter Securitization Corporation
4.266%	01/05/2006	††	17,016	17,016
Jupiter Securitization Corporation
4.257%	01/04/2006	††	21,270	21,270
Liberty Street
4.266%	01/05/2006	††	35,191	35,191
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	141,803	141,803
National Australia Bank
4.156%	01/03/2006	††	19,892	19,892
Paradigm Funding LLC
4.303%	01/03/2006	††	45,866	45,866
Paradigm Funding LLC
4.297%	01/09/2006	††	28,361	28,361
Prefco
4.312%	01/04/2006	††	21,270	21,270
Rabobank Nederland
4.150%	01/03/2006	††	35,451	35,451
Ranger Funding
4.291%	01/18/2006	††	28,361	28,361
Royal Bank of Canada
4.250%	01/24/2006	††	49,631	49,631
Royal Bank of Canada
4.220%	01/20/2006	††	35,451	35,451
Royal Bank of Scotland
4.310%	02/01/2006	††	70,902	70,902
Royal Bank of Scotland
4.250%	01/23/2006	††	35,451	35,451
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	21,270	21,270
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	35,451	35,451
Societe Generale
4.280%	01/30/2006	††	28,361	28,361
The Bank of the West
4.290%	01/25/2006	††	35,451	35,451
UBS AG
4.260%	01/10/2006	††	35,451	35,451
UBS AG
4.255%	01/18/2006	††	42,541	42,541
Wells Fargo
4.290%	01/30/2006	††	56,721	56,721
Wells Fargo
4.270%	01/03/2006	††	35,451	35,451
Yorktown Capital LLC
4.330%	01/04/2006	††	31,744	31,744
Yorktown Capital LLC
4.266%	01/05/2006	††	35,191	35,191

				1,432,480

Coupon Rate	Maturity Date		Face	Value

Floating Rate Instruments/Master Notes—0.0%
Bank of America
4.270%	01/17/2006	††	$28,361	$28,361
Bank of America
4.230%	01/20/2006	††	35,451	35,451
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	28,361	28,361
Rabobank Nederland
4.100%	05/31/2006	††	35,451	35,451

				127,624

TOTAL CASH EQUIVALENTS
(Cost $1,677,800)				1,677,800

REPURCHASE AGREEMENTS—3.9%

IBT Repurchase Agreement dated 12/30/05 due 1/03/06, with a maturity value of $21,060,474 and an effective yield of 3.65% collateralized by the U.S. Government Agency Obligation with rates ranging from 4.88% to 7.24%, maturity dates ranging from 06/25/2019 to 03/25/2033 and an aggregate market value of $22,104,533.			21,051,936	21,051,936

TOTAL INVESTMENTS—99.0%
(Cost $544,309,759)				538,281,194
Other assets less liabilities—1.0%				5,631,822

NET ASSETS—100.0%				$543,913,016

Notes to the Schedule of Investments:

MTN Medium Term Note

†	Denotes all or a portion of security on loan.

*

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 2.44% of Total Investments.

#	Rate is subject to change. Rate shown reflects current rate.

††	Represents collateral received from securities lending transactions.

**	Security has been pledged as collateral for futures contracts.

182	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint US Government Securities Fund

Coupon Rate	Maturity Date		Face	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS—42.5%

U.S. Government Agencies—40.2%
Federal Farm Credit Bank
3.750%	01/15/2009		$1,050,000	$1,022,421
3.000%	12/17/2007		700,000	679,561
Federal Home Loan Bank
5.750%	05/15/2012		625,000	658,997
4.500%	11/15/2012-
	09/16/2013		1,310,000	1,289,243
4.000%	03/10/2008		800,000	788,466
3.625%	01/15/2008		1,400,000	1,371,759
3.000%	04/15/2009		1,650,000	1,565,381
2.875%	02/15/2007		3,000,000	2,938,878
2.750%	03/14/2008		1,500,000	1,439,580
2.625%	02/16/2007-
	07/15/2008		2,500,000	2,392,633
Federal Home Loan Mortgage Corporation
6.625%	09/15/2009		1,400,000	1,488,638
6.250%	03/05/2012		250,000	253,868
6.000%	06/15/2011		900,000	953,734
5.750%	03/15/2009		1,700,000	1,751,444
5.500%	09/15/2011		600,000	621,791
5.125%	10/15/2008		1,300,000	1,314,249
5.000%	01/30/2014		400,000	394,893
4.875%	03/15/2007		2,000,000	2,002,820
4.750%	12/08/2010		200,000	199,884
4.500%	04/18/2007-
	01/15/2015		4,500,000	4,442,475
4.375%	11/16/2007-
	07/30/2009		2,900,000	2,875,582
4.125%	09/01/2009-
	02/24/2011		900,000	873,034
4.000%	06/12/2013		400,000	378,754
3.875%	01/12/2009		400,000	390,155
3.500%	09/15/2007-
	04/01/2008		3,750,000	3,674,726
3.300%	09/14/2007		300,000	292,750
3.250%	11/02/2007-
	02/25/2008		1,300,000	1,261,243
3.050%	01/19/2007		700,000	687,983
2.850%	02/23/2007		500,000	489,577
2.700%	03/16/2007		500,000	487,926
2.400%	03/29/2007		200,000	194,413
Federal National Mortgage Association
7.125%	06/15/2010		1,700,000	1,861,315
6.625%	10/15/2007-
	11/15/2010		2,950,000	3,106,745
6.000%	05/15/2011		600,000	635,309
5.375%	11/15/2011		650,000	669,920
5.250%	01/15/2009-
	08/01/2012		1,200,000	1,216,669
4.750%	02/21/2013		400,000	395,750
4.375%	09/15/2012-
	10/15/2015		1,550,000	1,501,801
4.250%	07/15/2007		3,550,000	3,524,848
4.125%	04/15/2014		800,000	764,191
4.000%	01/26/2009		300,000	293,903
3.875%	11/17/2008		400,000	390,248
3.750%	09/15/2008		1,200,000	1,170,384
3.375%	12/15/2008		300,000	289,344
3.250%	01/15/2008		2,000,000	1,943,826
3.125%	12/15/2007-
	03/16/2009		3,950,000	3,805,536

				60,746,647

Coupon Rate	Maturity Date		Face	Value

U.S. Government Agencies—Mortgage Backed—2.3%
Federal Home Loan Mortgage Corporation
6.500%	04/01/2035		$183,402	$188,051
6.000%	04/01/2017-
	10/01/2017		2,194,954	2,241,262
Federal National Mortgage Association
7.500%	01/01/2034		395,626	414,530
7.000%	02/01/2013		227,375	236,009
6.500%	05/01/2035		194,855	199,990
6.000%	12/01/2013-
	10/01/2017		247,238	252,741

				3,532,583

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $65,035,007)				64,279,230

U.S. TREASURY OBLIGATIONS—56.3%

U.S. Treasury Bonds—3.5%
U.S. Treasury Bond
14.000%	11/15/2011		800,000	864,750
12.000%	08/15/2013		1,000,000	1,186,719
5.750%	08/15/2010		1,840,000	1,947,167
5.000%	08/15/2011	†	1,200,000	1,238,953

				5,237,589

U.S. Treasury Notes—52.8%
U.S. Treasury Note
6.625%	05/15/2007		300,000	308,813
6.500%	02/15/2010		3,200,000	3,452,877
6.000%	08/15/2009		1,705,000	1,797,443
5.500%	05/15/2009		1,000,000	1,034,805
5.000%	02/15/2011		2,200,000	2,266,603
4.375%	12/15/2010-
	08/15/2012		3,500,000	3,501,563
4.250%	10/31/2007-
	08/15/2015	†	15,200,000	15,079,088
4.125%	05/15/2015	†	1,650,000	1,614,358
4.000%	08/31/2007-
	02/15/2015	†	11,230,000	11,018,085
3.875%	05/15/2009-
	02/15/2013		6,550,000	6,401,088
3.750%	05/15/2008		4,200,000	4,141,595
3.625%	07/15/2009		2,200,000	2,146,892
3.500%	05/31/2007-
	02/15/2010	†	7,600,000	7,410,306
3.375%	02/28/2007-
	12/15/2008	†	6,580,000	6,427,160
3.250%	01/15/2009		1,580,000	1,530,317
3.125%	01/31/2007-
	10/15/2008	†	4,410,000	4,269,445
3.000%	11/15/2007-
	02/15/2008	†	6,000,000	5,844,241
2.250%	02/15/2007		1,700,000	1,659,958

				79,904,637

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $86,569,770)				85,142,226

See accompanying notes to financial statements.	183

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint US Government Securities Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—17.9%

Institutional Money Market Funds—1.2%
American Beacon Funds		††	$114,596	$114,596
BGI Institutional Fund		††	1,489,765	1,489,765
Goldman Sachs Financial Square Prime Obligations Fund		††	114,597	114,597
Merrimac Cash Fund— Premium Class		††	183,356	183,356

				1,902,314

Bank & Certificate Deposits/Offshore Time Deposits—15.3%
Abbey National PLC
4.290%	01/11/2006	††	572,984	572,984
Bank of Nova Scotia
4.250%	01/27/2006	††	802,181	802,181
Barclays
4.410%	02/27/2006	††	572,987	572,987
Barclays
4.270%	01/25/2006	††	572,987	572,987
BNP Paribas
4.220%	01/24/2006	††	572,987	572,987
Branch Banker &Trust
4.260%	01/11/2006	††	572,987	572,987
CIESCO
4.305%	01/06/2006	††	687,584	687,584
Dexia Group
4.250%	01/09/2006	††	1,145,973	1,145,973
Fairway Finance
4.280%	01/30/2006	††	458,389	458,389
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	568,344	568,344
Fortis Bank
4.350%	01/03/2006	††	572,987	572,987
Greyhawk Funding
4.355%	01/06/2006	††	458,389	458,389
Greyhawk Funding
4.278%	01/24/2006	††	343,792	343,792
Jupiter Securitization Corporation
4.266%	01/05/2006	††	275,034	275,034
Jupiter Securitization Corporation
4.257%	01/04/2006	††	343,792	343,792
Liberty Street
4.266%	01/05/2006	††	568,793	568,793
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	2,291,947	2,291,947
National Australia Bank
4.156%	01/03/2006	††	321,519	321,519
Paradigm Funding LLC
4.303%	01/03/2006	††	741,332	741,332
Paradigm Funding LLC
4.297%	01/09/2006	††	458,389	458,389
Prefco
4.312%	01/04/2006	††	343,792	343,792
Rabobank Nederland
4.150%	01/03/2006	††	572,987	572,987
Ranger Funding
4.291%	01/18/2006	††	458,389	458,389
Royal Bank of Canada
4.250%	01/24/2006	††	802,181	802,181
Royal Bank of Canada
4.220%	01/20/2006	††	572,987	572,987

Coupon Rate	Maturity Date		Face	Value

Royal Bank of Scotland
4.310%	02/01/2006	††	$1,145,973	$1,145,973
Royal Bank of Scotland
4.250%	01/23/2006	††	572,987	572,987
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	343,792	343,792
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	572,987	572,987
Societe Generale
4.280%	01/30/2006	††	458,389	458,389
The Bank of the West
4.290%	01/25/2006	††	572,987	572,987
UBS AG
4.260%	01/10/2006	††	572,987	572,987
UBS AG
4.255%	01/18/2006	††	687,584	687,584
Wells Fargo
4.290%	01/30/2006	††	916,779	916,779
Wells Fargo
4.270%	01/03/2006	††	572,987	572,987
Yorktown Capital LLC
4.330%	01/04/2006	††	513,075	513,075
Yorktown Capital LLC
4.266%	01/05/2006	††	568,793	568,793

				23,153,033

Floating Rate Instruments/Master Notes—1.4%
Bank of America
4.270%	01/17/2006	††	458,389	458,389
Bank of America
4.230%	01/20/2006	††	572,987	572,987
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	458,389	458,389
Rabobank Nederland
4.100%	05/31/2006	††	572,987	572,988

				2,062,753

TOTAL CASH EQUIVALENTS
(Cost $27,118,100)				27,118,100

REPURCHASE AGREEMENTS—0.2%

IBT Repurchase Agreementdated 12/30/05 due 1/03/06,with a maturity value of$340,281 and an effectiveyield of 3.65% collateralizedby a U.S. GovernmentObligation with a rate of5.50%, maturity of 11/01/34and an aggregate market value of $357,150.			340,143	340,143

TOTAL INVESTMENTS—116.9%
(Cost $179,063,020)				176,879,699
Other assets less liabilities—(16.9%)				(25,545,124)

NET ASSETS—100.0%				$151,334,575

Notes to the Schedule of Investments:

†	Denotes all or a portion of security on loan.

††	Represents collateral received from securities lending transactions.

184	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Asset Allocation Fund		Shares	Value

COMMON STOCKS—87.8%

Advertising—0.2%
Interpublic Group, Inc.	*†	24,700	$238,355
Monster Worldwide, Inc.	*†	7,000	285,740
Omnicom Group		10,800	919,404

			1,443,499

Aerospace & Defense—1.3%
Goodrich Corporation		6,600	271,260
Boeing Company (The)		47,092	3,307,742
General Dynamics Corporation		11,510	1,312,715
Honeywell International, Inc.		49,025	1,826,181
Lockheed Martin Corporation		21,380	1,360,409
Northrop Grumman Corporation		20,192	1,213,741
Textron, Inc.		7,500	577,350

			9,869,398

Airlines—0.1%
Southwest Airlines Company		41,472	681,385

Apparel Retailers—0.3%
Gap, Inc. (The)		33,327	587,888
Kohl’s Corporation	*	19,800	962,280
Ltd. Brands		20,000	447,000
Nordstrom, Inc.		13,580	507,892

			2,505,060

Automotive—0.6%
Autonation, Inc.	*	10,300	223,819
Dana Corporation		9,424	67,664
Ford Motor Company		106,246	820,219
General Motors Corporation	†	32,400	629,208
Genuine Parts Company		9,525	418,338
Goodyear Tire & Rubber Company (The)	*†	10,600	184,228
Harley-Davidson, Inc.		15,700	808,393
ITT Industries, Inc.		5,100	524,382
Navistar International Corporation	*	4,200	120,204
Paccar, Inc.		9,722	673,054

			4,469,509

Banking—10.3%
American Express Company		71,130	3,660,350
AmSouth Bancorp		19,300	505,853
BB&T Corporation		31,200	1,307,592
Bank of America Corporation	†	230,306	10,628,622
Bank of New York Company, Inc. (The)		43,900	1,398,215
Capital One Financial Corporation		17,250	1,490,400
CIT Group, Inc.		11,700	605,826
Citigroup, Inc.	†	291,768	14,159,501
Comerica, Inc.		9,650	547,734
Compass Bancshares, Inc.		6,800	328,372
Fifth Third Bancorp	†	31,888	1,202,815
First Horizon National Corporation		6,900	265,236
Golden West Financial Corporation		15,170	1,001,220
Huntington Bancshares, Inc.	†	12,536	297,730
JP Morgan Chase & Company		201,339	7,991,145
KeyCorp		23,100	760,683
M&T Bank Corporation		4,930	537,616
MBNA Corporation		72,040	1,956,606
Marshall & IIsley Corporation	†	11,700	503,568
Mellon Financial Corporation		23,700	811,725
National City Corporation		32,600	1,094,382
North Fork Bancorp, Inc.		27,450	751,032

		Shares	Value

Northern Trust Corporation		10,650	$551,883
PNC Financial Services Group, Inc.		16,700	1,032,561
Regions Financial Corporation		26,336	899,638
SLM Corporation		23,900	1,316,651
Sovereign Bancorp, Inc.		21,100	456,182
State Street Corporation		18,500	1,025,640
Suntrust Banks, Inc.		20,770	1,511,225
Synovus Financial Corporation		17,700	478,077
U.S. Bancorp		104,205	3,114,687
Wachovia Corporation		90,381	4,777,540
Washington Mutual, Inc.		56,862	2,473,497
Wells Fargo & Company		96,760	6,079,431
Zions Bancorp		6,000	453,360

			75,976,595

Beverages, Food & Tobacco—4.4%
Altria Group, Inc.		119,830	8,953,698
Anheuser-Busch Companies, Inc.		44,540	1,913,438
Archer-Daniels-Midland Company		37,324	920,410
Brown-Forman Corporation Class B		5,080	352,146
Campbell Soup Company		10,730	319,432
Coca-Cola Company (The)		118,990	4,796,487
Coca-Cola Enterprises, Inc.		17,260	330,874
ConAgra Foods, Inc.	†	29,600	600,288
Constellation Brands, Inc. Class A	*	11,230	294,563
General Mills, Inc.		20,600	1,015,992
H.J. Heinz Company		19,350	652,482
Hershey Foods Corporation		11,070	611,617
Kellogg Company		14,700	635,334
McCormick & Company, Inc.		7,500	231,900
Molson Coors Brewing Company—Class B		3,760	251,882
Pepsi Bottling Group, Inc.		9,110	260,637
Pepsico, Inc.		95,750	5,656,910
Reynolds American, Inc.	†	4,980	474,743
Safeway, Inc.	†	25,700	608,062
Sara Lee Corporation		43,700	825,930
Supervalu, Inc.		7,500	243,600
Sysco Corporation		35,700	1,108,485
Tyson Foods, Inc. Class A		14,400	246,240
UST, Inc.	†	9,100	371,553
WM Wrigley Jr. Company		10,310	685,512

			32,362,215

Building Materials—1.2%
Home Depot, Inc.		122,700	4,966,896
Louisiana-Pacific Corporation	†	6,800	186,796
Lowe’s Companies, Inc.	†	44,680	2,978,369
Patterson Companies, Inc.	*	8,000	267,200
Vulcan Materials Company		5,600	379,400

			8,778,661

Chemicals—1.3%
Air Products & Chemicals, Inc.		12,500	739,875
Avery Dennison Corporation	†	6,100	337,147
Cooper Tire & Rubber Company	†	4,700	72,004
Dow Chemical Company (The)		55,336	2,424,824
Eastman Chemical Company		4,475	230,865
Ecolab, Inc.		11,540	418,556
EI Du Pont de Nemours & Company		53,400	2,269,500
Hercules, Inc.	*	6,900	77,970
International Flavors & Fragrances, Inc.		5,200	174,200
Monsanto Company		15,449	1,197,761
PPG Industries, Inc.		9,824	568,810
Praxair, Inc.		18,530	981,349

			9,492,861

See accompanying notes to financial statements.	185

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund		Shares	Value

COMMON STOCKS—(Continued)

Commercial Services—0.9%
Allied Waste Industries, Inc.	*†	14,200	$124,108
Apollo Group, Inc. Class A	*	8,810	532,653
CCE Spinco, Inc.	*	1	10
Cendant Corporation		59,400	1,024,650
Cintas Corporation		8,500	350,030
Convergys Corporation	*	7,600	120,460
Equifax, Inc.		7,500	285,150
Fluor Corporation		5,000	386,300
H&R Block, Inc.	†	19,600	481,180
Moody’s Corporation		14,500	890,590
Paychex, Inc.		19,050	726,186
Robert Half International, Inc.		9,500	359,955
RR Donnelley & Sons Company		11,900	407,099
Ryder System, Inc.		3,800	155,876
Waste Management, Inc.		32,227	978,089

			6,822,336

Communications—1.7%
ADC Telecommunications, Inc.	*	6,971	155,733
Andrew Corporation	*	9,787	105,015
Avaya, Inc.	*	27,068	288,816
Ciena Corporation	*	30,600	90,882
Comverse Technology, Inc.	*	10,700	284,513
Corning, Inc.	*	87,650	1,723,199
L-3 Communications Holdings, Inc.		6,800	505,580
Lucent Technologies, Inc.	*†	249,419	663,455
Motorola, Inc.		141,490	3,196,259
Network Appliance, Inc.	*†	20,600	556,200
Qualcomm, Inc.		94,600	4,075,368
Scientific-Atlanta, Inc.		8,400	361,788
Tellabs, Inc.	*	25,200	274,680

			12,281,488

Computer Software & Processing—4.5%
Adobe Systems, Inc.		34,600	1,278,816
Affiliated Computer Services, Inc. Class A	*	7,500	443,850
Autodesk, Inc.		13,100	562,645
Automatic Data Processing, Inc.		32,900	1,509,781
BMC Software, Inc.	*	12,300	252,027
Citrix Systems, Inc.	*	8,900	256,142
Computer Associates International, Inc.	†	27,695	780,722
Computer Sciences Corporation	*	10,300	521,592
Compuware Corporation	*	23,000	206,310
Electronic Arts, Inc.	*	17,300	904,963
Electronic Data Systems Corporation		29,100	699,564
First Data Corporation		44,236	1,902,590
Fiserv, Inc.	*	10,600	458,662
IMS Health, Inc.		13,125	327,075
Intuit, Inc.	*	10,900	580,970
Mercury Interactive Corporation	*	5,100	141,729
Microsoft Corporation		527,850	13,803,277
NCR Corporation	*	10,200	346,188
Novell, Inc.	*	22,400	197,792
Nvidia Corporation	*	9,500	347,320
Oracle Corporation	*	216,220	2,640,046
Parametric Technology Corporation	*	18,300	111,630
Siebel Systems, Inc.		30,200	319,516
Sun Microsystems, Inc.	*	190,200	796,938
Symantec Corporation	*	63,968	1,119,440

		Shares	Value

Unisys Corporation	*	20,200	$117,766
Yahoo!, Inc.	*	71,900	2,817,042

			33,444,393

Computers & Information—4.5%
3M Company		43,950	3,406,125
Apple Computer, Inc.	*	48,600	3,493,854
Cisco Systems, Inc.	*	354,950	6,076,744
Dell, Inc.	*	136,200	4,084,638
EMC Corporation	*	138,150	1,881,603
Gateway, Inc.	*	20,900	52,459
Hewlett-Packard Company		164,186	4,700,645
International Business Machines Corporation		91,480	7,519,656
International Game Technology		19,100	587,898
Jabil Circuit, Inc.	*	9,890	366,820
Lexmark International, Inc.	*	6,800	304,844
Pitney Bowes, Inc.		12,900	545,025
Solectron Corporation	*	53,300	195,078
Symbol Technologies, Inc.		12,800	164,096

			33,379,485

Containers & Packaging—0.1%
Ball Corporation		6,000	238,320
Sealed Air Corporation	*†	4,565	256,416

			494,736

Cosmetics & Personal Care—1.9%
Alberto Culver Company Class B	†	4,800	219,600
Avon Products, Inc.		27,200	776,560
Clorox Company		8,400	477,876
Colgate-Palmolive Company		29,700	1,629,045
Procter & Gamble Company		192,861	11,162,795

			14,265,876

Diversified—2.9%
General Electric Company		606,760	21,266,938

Electric Utilities—2.9%
AES Corporation (The)	*	36,500	577,795
Allegheny Energy, Inc.	*	9,300	294,345
Ameren Corporation		11,700	599,508
American Electric Power Company, Inc.		22,660	840,459
CMS Energy Corporation	*†	11,100	161,061
Centerpoint Energy, Inc.	†	17,726	227,779
Cinergy Corporation		11,400	484,044
Consolidated Edison, Inc.	†	14,000	648,620
Constellation Energy Group, Inc.		10,000	576,000
DTE Energy Company		10,200	440,538
Dominion Resources, Inc.		19,571	1,510,881
Duke Energy Corporation	†	52,924	1,452,764
Edison International		18,700	815,507
Entergy Corporation		12,100	830,665
Exelon Corporation		38,424	2,041,851
FPL Group, Inc.		22,700	943,412
FirstEnergy Corporation		18,873	924,588
KeySpan Corporation		10,000	356,900
NiSource, Inc.		14,602	304,598
PG&E Corporation		20,410	757,619
PPL Corporation		21,200	623,280
Pinnacle West Capital Corporation		5,700	235,695
Progress Energy, Inc.		14,400	632,448
Public Service Enterprise Group, Inc.		14,400	935,568
Sempra Energy		14,669	657,758
Southern Company (The)	†	42,800	1,477,884

186	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund		Shares	Value

COMMON STOCKS—(Continued)

TXU Corporation		27,594	$1,384,943
TECO Energy, Inc.		12,300	211,314
Xcel Energy, Inc.	†	21,870	403,720

			21,351,544

Electrical Equipment—0.3%
Cooper Industries Ltd. Class A		5,500	401,500
Emerson Electric Company		23,300	1,740,510

			2,142,010

Electronics—2.9%
Advanced Micro Devices, Inc.	*	22,100	676,260
Agilent Technologies, Inc.	*	24,349	810,578
Altera Corporation	*	20,800	385,424
American Power Conversion Corporation		10,800	237,600
Analog Devices, Inc.		21,200	760,444
Applied Micro Circuits Corporation	*	17,700	45,489
Broadcom Corporation Class A	*	16,380	772,317
Freescale Semiconductor, Inc. Class B	*	22,553	567,659
Intel Corporation		347,940	8,684,582
JDS Uniphase Corporation	*	84,700	199,892
LSI Logic Corporation	*†	22,700	181,600
Linear Technology Corporation		17,200	620,404
Maxim Integrated Products, Inc.		18,820	682,037
Micron Technology, Inc.	*†	33,600	447,216
Molex, Inc.	†	8,275	214,736
National Semiconductor Corporation		20,000	519,600
Novellus Systems, Inc.	*	7,400	178,488
PMC-Sierra, Inc.	*	10,900	84,039
QLogic Corporation	*	5,200	169,052
Raytheon Company		25,600	1,027,840
Rockwell Collins, Inc.		9,700	450,759
Sanmina-SCI Corporation	*	28,400	120,984
Teradyne, Inc.	*	11,200	163,184
Texas Instruments, Inc.		94,000	3,014,580
Xilinx, Inc.		20,010	504,452

			21,519,216

Entertainment & Leisure—1.6%
Eastman Kodak Company	†	15,800	369,720
Harrah’s Entertainment, Inc.		10,560	752,822
Hasbro, Inc.		9,775	197,259
Mattel, Inc.		23,578	373,004
News Corporation, Inc. Class A		140,450	2,183,997
Time Warner, Inc.		269,030	4,691,883
Walt Disney Company		111,800	2,679,846
Xerox Corporation	*	55,100	807,215

			12,055,746

Financial Services—3.2%
Ameriprise Financial, Inc.		14,226	583,266
Bear Stearns Companies, Inc. (The)		6,333	731,651
Charles Schwab Corporation (The)		61,822	906,929
Countrywide Financial Corporation		34,098	1,165,811
E*Trade Financial Corporation	*	23,500	490,210
Federal Home Loan Mortgage Corporation		39,600	2,587,860
Federal National Mortgage Association		55,500	2,708,955
Federated Investors, Inc. Class B		5,700	211,128
Franklin Resources, Inc.		8,500	799,085
Goldman Sachs Group, Inc.		26,080	3,330,677

		Shares	Value

Janus Capital Group, Inc.		14,000	$260,820
Lehman Brothers Holdings, Inc.		15,500	1,986,635
Merrill Lynch & Company, Inc.		53,070	3,594,431
Morgan Stanley		62,730	3,559,300
T. Rowe Price Group, Inc.		7,410	533,742

			23,450,500

Food Retailers—0.4%
Albertson’s, Inc.	†	20,242	432,167
Kroger Company	*	41,100	775,968
Starbucks Corporation	*	45,000	1,350,450
Whole Foods Market, Inc.		6,800	526,252

			3,084,837

Forest Products & Paper—0.6%
Bemis Company		6,800	189,448
International Paper Company	†	27,602	927,703
Kimberly Clark Corporation		27,020	1,611,743
MeadWestvaco Corporation		11,014	308,722
Pactiv Corporation	*	8,100	178,200
Temple-Inland, Inc.		6,800	304,980
Weyerhaeuser Company		13,800	915,492

			4,436,288

Health Care Providers—1.3%
Caremark Rx, Inc.	*	25,800	1,336,182
Coventry Health Care, Inc.	*	9,240	526,310
Express Scripts, Inc.	*†	8,600	720,680
HCA, Inc.		24,867	1,255,783
Health Management Associates, Inc. Class A		13,200	289,872
Laboratory Corporation of America Holdings	*†	7,700	414,645
Manor Care, Inc.		4,700	186,919
Tenet Healthcare Corporation	*	25,550	195,713
UnitedHealth Group, Inc.		76,800	4,772,352

			9,698,456

Heavy Construction—0.1%
Centex Corporation	†	7,400	529,026
Lennar Corporation Class A	†	7,900	482,058

			1,011,084

Heavy Machinery—2.0%
American Standard Companies, Inc.		10,150	405,492
Applied Materials, Inc.		92,400	1,657,656
Baker Hughes, Inc.		19,180	1,165,760
Black & Decker Corporation		4,800	417,408
Caterpillar, Inc.		38,400	2,218,368
Cummins, Inc.	†	2,600	233,298
Deere & Company	†	13,800	939,918
Dover Corporation		11,200	453,488
Eaton Corporation		8,400	563,556
Ingersoll-Rand Company Class A		19,300	779,141
National-Oilwell Varco, Inc.	*	9,910	621,357
Pall Corporation		7,666	205,909
Parker Hannifin Corporation		6,525	430,389
Rockwell Automation, Inc.		10,200	603,432
Stanley Works (The)		4,400	211,376
United Technologies Corporation		58,710	3,282,476
W.W. Grainger, Inc.		4,300	305,730

			14,494,754

Home Construction, Furnishings & Appliances—0.5%
DR Horton, Inc.		15,600	557,388
Johnson Controls, Inc.		11,010	802,739
KB Home	†	4,400	319,704

See accompanying notes to financial statements.	187

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund		Shares	Value

COMMON STOCKS—(Continued)

Leggett & Platt, Inc.	†	10,700	$245,672
Masco Corporation	†	25,400	766,826
Maytag Corporation		5,000	94,100
Pulte Homes, Inc.		12,340	485,702
Whirlpool Corporation	†	3,600	301,536

			3,573,667

Household Products—0.4%
Fortune Brands, Inc.		8,100	631,962
Illinois Tool Works, Inc.	†	12,040	1,059,400
Newell Rubbermaid, Inc.		15,060	358,127
Rohm & Haas Company		9,095	440,380
Snap-On, Inc.	†	3,650	137,094

			2,626,963

Industrial—Diversified—0.5%
Tyco International Ltd.		116,049	3,349,174

Insurance—5.2%
ACE Ltd. (Bermuda)		18,500	988,640
Aflac, Inc.		28,300	1,313,686
Aetna, Inc.		16,874	1,591,387
Allstate Corporation (The)		37,938	2,051,308
AMBAC Financial Group, Inc.		6,250	481,625
American International Group, Inc.		148,740	10,148,530
AON Corporation		18,225	655,189
Chubb Corporation		11,360	1,109,304
Cigna Corporation		7,370	823,229
Cincinnati Financial Corporation		9,639	430,671
Genworth Financial, Inc. Class A		21,700	750,386
Hartford Financial Services Group, Inc.		17,200	1,477,308
Humana, Inc.	*	9,500	516,135
Jefferson Pilot Corporation		7,687	437,621
Lincoln National Corporation		9,800	519,694
Loews Corporation		8,120	770,182
MBIA, Inc.	†	7,850	472,256
MGIC Investment Corporation	†	5,400	355,428
Marsh & McLennan Companies, Inc.		30,700	975,032
Metlife, Inc.	†	43,310	2,122,190
Principal Financial Group		16,050	761,252
Progressive Corporation (The)	†	11,080	1,293,922
Prudential Financial, Inc.		29,500	2,159,105
Safeco Corporation		7,600	429,400
St. Paul Travelers Companies		39,816	1,778,581
Torchmark Corporation		6,200	344,720
UnumProvident Corporation		16,418	373,510
WellPoint, Inc.	*	36,900	2,944,251
XL Capital Ltd. Class A (Bermuda)		10,050	677,169

			38,751,711

Lodging—0.3%
Hilton Hotels Corporation		18,800	453,268
Marriott International, Inc. Class A		9,720	650,948
Starwood Hotels & Resorts Worldwide, Inc.		12,500	798,250

			1,902,466

Media—Broadcasting & Publishing—1.5%
Clear Channel
Communications, Inc.		31,070	977,152
Comcast Corporation Class A	*†	125,880	3,267,845
Dow Jones & Company, Inc.		3,390	120,311
E.W. Scripps Company Class A	†	4,900	235,298
Gannett Company, Inc.		14,130	855,854

		Shares	Value

Knight-Ridder, Inc.	†	4,400	$278,520
McGraw-Hill Companies, Inc. (The)		21,200	1,094,556
Meredith Corporation		2,700	141,318
New York Times Company Class A	†	8,200	216,890
Tribune Company		15,167	458,953
Univision Communications, Inc. Class A	*	13,350	392,357
Viacom, Inc. Class B		89,691	2,923,927

			10,962,981

Medical Supplies—3.5%
Allergan, Inc.		7,500	809,700
Applera Corporation—Applied Biosystems Group		11,300	300,128
Bausch & Lomb, Inc.		2,806	190,527
Baxter International, Inc.		35,700	1,344,105
Becton, Dickinson & Company		14,000	841,120
Biomet, Inc.		14,025	512,894
Boston Scientific Corporation	*	33,880	829,721
C.R. Bard, Inc.		6,000	395,520
Fisher Scientific International	*	7,000	433,020
Guidant Corporation		18,900	1,223,775
Johnson & Johnson		171,128	10,284,793
Kla-Tencor Corporation	†	11,320	558,416
Medtronic, Inc.		69,410	3,995,934
Millipore Corporation	*	2,900	191,516
PerkinElmer, Inc.		7,800	183,768
Quest Diagnostics, Inc.		9,500	489,060
St. Jude Medical, Inc.	*	21,000	1,054,200
Stryker Corporation		16,700	741,981
Tektronix, Inc.		4,500	126,945
Thermo Electron Corporation	*	9,100	274,183
Waters Corporation	*	6,600	249,480
Zimmer Holdings, Inc.	*	13,890	936,742

			25,967,528

Metals—0.8%
Alcoa, Inc.		49,060	1,450,704
Allegheny Technologies, Inc.		5,183	187,003
Danaher Corporation		14,210	792,634
Engelhard Corporation		7,537	227,241
Newmont Mining Corporation		25,568	1,365,331
Nucor Corporation		9,100	607,152
Phelps Dodge Corporation		5,828	838,474
United States Steel Corporation		6,520	313,416

			5,781,955

Mining—0.1%
Freeport-McMoran Copper & Gold, Inc. Class B		10,600	570,280

Oil & Gas—8.0%
Amerada Hess Corporation		4,600	583,372
Anadarko Petroleum Corporation		13,370	1,266,808
Apache Corporation		18,892	1,294,480
Ashland, Inc.		4,400	254,760
BJ Services Company	†	17,800	652,726
Burlington Resources, Inc.		21,904	1,888,125
Chevron Texaco Corporation		129,180	7,333,549
ConocoPhillips		79,818	4,643,811
Devon Energy Corporation		25,988	1,625,290
Dynegy, Inc. Class A	*†	16,600	80,344
EOG Resources, Inc.		13,900	1,019,843
EL Paso Corporation	†	36,277	441,128
Exxon Mobil Corporation		358,728	20,149,752
Halliburton Company	†	29,110	1,803,656
Kerr-McGee Corporation		6,857	623,027

188	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund		Shares	Value

COMMON STOCKS—(Continued)

Kinder Morgan, Inc.		5,800	$533,310
Marathon Oil Corporation		20,997	1,280,187
Murphy Oil Corporation		9,400	507,506
Nabors Industries Ltd.	*	9,000	681,750
Nicor, Inc.	†	2,900	113,999
Noble Corporation	†	7,700	543,158
Occidental Petroleum Corporation		22,890	1,828,453
Peoples Energy Corporation		2,300	80,661
Rowan Companies, Inc.		6,200	220,968
Schlumberger Ltd.	†	33,700	3,273,955
Sunoco, Inc.	†	8,200	642,716
Transocean, Inc.	*	18,811	1,310,939
Valero Energy Corporation		35,060	1,809,096
Weatherford International Ltd.	*	20,020	724,724
Williams Companies, Inc.		32,100	743,757
XTO Energy, Inc.		20,666	908,064

			58,863,914

Pharmaceuticals—6.1%
Abbott Laboratories		89,100	3,513,213
AmerisourceBergen Corporation	†	12,200	505,080
Amgen, Inc.	*	70,744	5,578,872
Biogen Idec, Inc.	*	18,930	858,097
Bristol-Myers Squibb Company		112,100	2,576,058
Cardinal Health, Inc.		24,550	1,687,813
Chiron Corporation	*	6,980	310,331
Eli Lilly & Company	†	65,000	3,678,350
Forest Laboratories, Inc.	*	19,500	793,260
Genzyme Corporation	*	14,700	1,040,466
Gilead Sciences, Inc.	*	26,130	1,375,222
Hospira, Inc.	*	8,650	370,047
King Pharmaceuticals, Inc.	*	13,066	221,077
McKesson Corporation		17,689	912,576
Medco Health Solutions, Inc.	*	17,455	973,989
MedImmune, Inc.	*	13,600	476,272
Merck & Company, Inc.		125,900	4,004,879
Mylan Laboratories		12,500	249,500
Pfizer, Inc.		424,112	9,890,292
Schering-Plough Corporation		84,600	1,763,910
Sigma Aldrich Corporation		3,800	240,502
Watson Pharmaceuticals, Inc.	*	5,900	191,809
Wyeth		76,900	3,542,783

			44,754,398

Real Estate—0.7%
Apartment Investment & Management Company REIT Class A	†	5,900	223,433
Archstone-Smith Trust REIT		12,100	506,869
Equity Office Properties Trust REIT		23,500	712,755
Equity Residential REIT		16,100	629,832
Plum Creek Timber Company, Inc. REIT	†	10,800	389,340
Prologis REIT		14,200	663,424
Public Storage, Inc. REIT		4,800	325,056
Simon Property Group, Inc. REIT	†	10,540	807,680
Vornado Realty Trust REIT		6,800	567,596

			4,825,985

Restaurants—0.5%
Darden Restaurants, Inc.		7,700	299,376
McDonald’s Corporation		71,600	2,414,352
Wendy’s International, Inc.		6,200	342,612
Yum! Brands, Inc.		16,200	759,456

			3,815,796

Retailers—3.6%

		Shares	Value

Amazon.Com, Inc.	*†	17,600	$829,840
Autozone, Inc.	*	3,210	294,518
Bed Bath & Beyond, Inc.	*	16,400	592,860
Best Buy Company, Inc.		23,915	1,039,824
Big Lots, Inc.	*	7,200	86,472
CVS Corporation		46,600	1,231,172
Circuit City Stores, Inc.		10,300	232,677
Costco Wholesale Corporation	†	27,476	1,359,238
Dillard’s, Inc. Class A		4,200	104,244
Dollar General Corporation		18,570	354,130
eBay, Inc.	*	65,730	2,842,823
Family Dollar Stores, Inc.		9,400	233,026
Federated Department Stores		15,652	1,038,197
JC Penney Company, Inc. (Holding Company)		13,820	768,392
Office Depot, Inc.	*	17,400	546,360
OfficeMax, Inc.		4,070	103,215
RadioShack Corporation		7,700	161,931
Sears Holdings Corporation	*†	5,912	683,013
Sherwin-Williams Company (The)		7,130	323,845
Staples, Inc.		40,950	929,975
TJX Companies, Inc.		27,700	643,471
Target Corporation		50,400	2,770,488
Tiffany & Company		8,100	310,149
Walgreen Company		58,600	2,593,636
Wal-Mart Stores, Inc.		143,100	6,697,080

			26,770,576

Telecommunications—0.0%
Citizens Communications Company		18,800	229,924

Telephone Systems—2.6%
Alltel Corporation		21,880	1,380,628
AT&T, Inc.		224,634	5,501,287
BellSouth Corporation		105,000	2,845,500
CenturyTel, Inc.		7,700	255,332
Qwest Communications International, Inc.	*	87,429	493,974
Sprint Nextel Corp.		169,959	3,970,242
Verizon Communications, Inc.		158,471	4,773,147

			19,220,110

Textiles, Clothing & Fabrics—0.3%
Coach, Inc.	*	21,800	726,812
Jones Apparel Group, Inc.		6,700	205,824
Liz Claiborne, Inc.	†	5,800	207,756
Nike, Inc. Class B		10,960	951,218
Reebok International Ltd.		3,000	174,690
VF Corporation		5,100	282,234

			2,548,534

Transportation—1.7%
Brunswick Corporation		5,800	235,828
Burlington Northern Santa Fe Corporation		21,256	1,505,350
CSX Corporation		12,500	634,625
Carnival Corporation		24,830	1,327,660
FedEx Corporation		17,340	1,792,783
Norfolk Southern Corporation		23,400	1,049,022
Sabre Holdings Corporation		6,930	167,082
Union Pacific Corporation		15,200	1,223,752
United Parcel Service, Inc. Class B		63,500	4,772,025

			12,708,127

TOTAL COMMON STOCKS
(Cost $571,847,732)			648,002,959

See accompanying notes to financial statements.	189

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.8%

U.S. Treasury Bills—0.8%
U.S. Treasury Bill
3.925%	03/09/2006	**
(Cost $5,955,517)			$6,000,000	$5,955,516

			Shares	Value

RIGHTS—0.0%

Computers & Information—0.0%
Seagate Technology, Inc.
(Cost $—)		d	10,600	—

Coupon Rate	Maturity Date		Face	Value

COMMERCIAL PAPER—7.4%

Banking—2.0%
Westpac Banking Corp., 144A (Australia)
4.330%	03/01/2006	***	$15,000,000	14,891,750

Financial Services—5.4%
Barclays U.S. Funding Corp.
4.370%	03/21/2006		20,000,000	19,805,778
Govco, Inc., 144A
4.370%	03/13/2006	***	20,000,000	19,825,200

				39,630,978

TOTAL COMMERCIAL PAPER
(Cost $54,522,728)				54,522,728

CASH EQUIVALENTS—8.8%

Institutional Money Market Funds—0.6%
American Beacon Funds		††	274,323	274,323
BGI Institutional Fund		††	3,566,193	3,566,193
Goldman Sachs Financial Square Prime Obligations Fund		††	274,323	274,323
Merrimac Cash Fund—Premium Class		††	438,916	438,916

				4,553,755

Bank & Certificate Deposits/Offshore Time Deposits—7.5%
Abbey National PLC
4.290%	01/11/2006	††	1,371,607	1,371,607
Bank of Nova Scotia
4.250%	01/27/2006	††	1,920,258	1,920,258
Barclays
4.410%	02/27/2006	††	1,371,613	1,371,613
Barclays
4.270%	01/25/2006	††	1,371,613	1,371,613
BNP Paribas
4.220%	01/24/2006	††	1,371,613	1,371,613
Branch Banker &Trust
4.260%	01/11/2006	††	1,371,613	1,371,613
CIESCO
4.305%	01/06/2006	††	1,645,935	1,645,935
Dexia Group
4.250%	01/09/2006	††	2,743,225	2,743,225

			Shares	Value

Fairway Finance
4.280%	01/30/2006	††	$1,097,290	$1,097,290
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	1,360,498	1,360,498
Fortis Bank
4.350%	01/03/2006	††	1,371,613	1,371,613
Greyhawk Funding
4.355%	01/06/2006	††	1,097,290	1,097,290
Greyhawk Funding
4.278%	01/24/2006	††	822,968	822,968
Jupiter Securitization Corporation
4.266%	01/05/2006	††	658,374	658,374
Jupiter Securitization Corporation
4.257%	01/04/2006	††	822,968	822,968
Liberty Street
4.266%	01/05/2006	††	1,361,573	1,361,573
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	5,486,451	5,486,451
National Australia Bank
4.156%	01/03/2006	††	769,650	769,650
Paradigm Funding LLC
4.303%	01/03/2006	††	1,774,597	1,774,597
Paradigm Funding LLC
4.297%	01/09/2006	††	1,097,290	1,097,290
Prefco
4.312%	01/04/2006	††	822,968	822,968
Rabobank Nederland
4.150%	01/03/2006	††	1,371,613	1,371,613
Ranger Funding
4.291%	01/18/2006	††	1,097,290	1,097,290
Royal Bank of Canada
4.250%	01/24/2006	††	1,920,258	1,920,258
Royal Bank of Canada
4.220%	01/20/2006	††	1,371,613	1,371,613
Royal Bank of Scotland
4.310%	02/01/2006	††	2,743,225	2,743,225
Royal Bank of Scotland
4.250%	01/23/2006	††	1,371,613	1,371,613
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	822,968	822,968
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	1,371,613	1,371,613
Societe Generale
4.280%	01/30/2006	††	1,097,290	1,097,290
The Bank of the West
4.290%	01/25/2006	††	1,371,613	1,371,613
UBS AG
4.260%	01/10/2006	††	1,371,613	1,371,613
UBS AG
4.255%	01/18/2006	††	1,645,935	1,645,935
Wells Fargo
4.290%	01/30/2006	††	2,194,580	2,194,580
Wells Fargo
4.270%	01/03/2006	††	1,371,613	1,371,613
Yorktown Capital LLC
4.330%	01/04/2006	††	1,228,197	1,228,197
Yorktown Capital LLC
4.266%	01/05/2006	††	1,361,573	1,361,573

				55,423,614

Floating Rate Instruments/Master Notes—0.7%
Bank of America
4.270%	01/17/2006	††	1,097,290	1,097,290
Bank of America
4.230%	01/20/2006	††	1,371,613	1,371,613

190	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Asset Allocation Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	$1,097,290	$1,097,290
Rabobank Nederland
4.100%	05/31/2006	††	1,371,613	1,371,613

				4,937,806

TOTAL CASH EQUIVALENTS
(Cost $64,915,175)				64,915,175

TOTAL INVESTMENTS—104.8%
(Cost $697,241,152)				773,396,378
Other assets less liabilities—(4.8%)				(35,613,631)

NET ASSETS—100.0%				$737,782,747

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

**	Security has been pledged as collateral for futures contracts.

††	Represents collateral received from securities lending transactions.

***

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 4.49% of Total Investments.

d	Security has no market value at 12/31/2005.

See accompanying notes to financial statements.	191

SCHEDULE OF INVESTMENTS

December 31, 2005

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—95.3%

Aerospace & Defense—1.1%
Honeywell International, Inc.		297,000	$11,063,250
Lockheed Martin Corporation		50,000	3,181,500

			14,244,750

Automotive—1.7%
Ford Motor Company		200,000	1,544,000
General Motors Corporation	†	804,000	15,613,680
Genuine Parts Company		90,552	3,977,044

			21,134,724

Banking—9.0%
American Express Company		50,000	2,573,000
Bank of America Corporation		275,984	12,736,662
Capital One Financial Corporation		67,600	5,840,640
Citigroup, Inc.	†	291,269	14,135,285
JP Morgan Chase & Company		250,000	9,922,500
KeyCorp		100,000	3,293,000
MBNA Corporation		454,000	12,330,640
Mellon Financial Corporation		150,000	5,137,500
Northern Trust Corporation		40,000	2,072,800
PNC Financial Services Group, Inc.		100,000	6,183,000
SLM Corporation		162,300	8,941,107
State Street Corporation		110,000	6,098,400
Suntrust Banks, Inc.		40,000	2,910,400
Wachovia Corporation		134,704	7,120,453
Washington Mutual, Inc.		230,945	10,046,108
Wells Fargo & Company		67,400	4,234,742

			113,576,237

Beverages, Food & Tobacco—6.3%
Altria Group, Inc.		180,800	13,509,376
Anheuser-Busch Companies, Inc.	†	448,000	19,246,080
Campbell Soup Company		99,712	2,968,426
Coca-Cola Company (The)		120,000	4,837,200
ConAgra Foods, Inc.	†	338,900	6,872,892
General Mills, Inc.		80,022	3,946,685
H.J. Heinz Company		158,849	5,356,388
Imperial Tobacco Group PLC (United Kingdom)		192,200	11,626,178
Kraft Foods, Inc. Class A	†	100,000	2,814,000
McCormick & Company, Inc.		75,000	2,319,000
UST, Inc.	†	160,137	6,538,394

			80,034,619

Building Materials—3.7%
Cemex SA de CV ADR (Mexico)	†	598,537	35,511,200
Hanson PLC Sponsored ADR (United Kingdom)		154,000	8,454,600
Home Depot, Inc.		70,000	2,833,600

			46,799,400

Chemicals—0.9%
Avery Dennison Corporation	†	85,000	4,697,950
Dow Chemical Company (The)		39,771	1,742,765
EI Du Pont de Nemours &Company		61,446	2,611,455
Hercules, Inc.	*	48,000	542,400
International Flavors & Fragrances, Inc.		70,000	2,345,000

			11,939,570

Commercial Services—1.6%
Waste Management, Inc.		663,200	20,128,120

		Shares	Value

Communications—0.0%
Lucent Technologies, Inc.	†*	200,000	$532,000

Computer Software & Processing—0.4%
Microsoft Corporation		200,000	5,230,000

Computers & Information—3.4%
Dell, Inc.	*	953,000	28,580,470
Hewlett-Packard Company		200,000	5,726,000
International Business Machines Corporation		60,000	4,932,000
Pitney Bowes, Inc.		85,900	3,629,275

			42,867,745

Cosmetics & Personal Care—0.6%
Avon Products, Inc.		100,000	2,855,000
Colgate-Palmolive Company		90,000	4,936,500

			7,791,500

Diversified—0.8%
General Electric Company		275,000	9,638,750

Electric Utilities—2.8%
Cinergy Corporation		190,400	8,084,384
Duke Energy Corporation	†	341,000	9,360,450
Entergy Corporation		112,600	7,729,990
FirstEnergy Corporation		50,000	2,449,500
NiSource, Inc.	†	130,000	2,711,800
Progress Energy, Inc.	†	100,000	4,392,000

			34,728,124

Electrical Equipment—1.1%
Cooper Industries Ltd. Class A		75,000	5,475,000
Emerson Electric Company		110,700	8,269,290

			13,744,290

Electronics—4.9%
American Power Conversion Corporation		293,600	6,459,200
Analog Devices, Inc.		125,000	4,483,750
Intel Corporation		175,000	4,368,000
Koninklijke (Royal) Philips Electronics NV NY Shares (Netherlands)		1,039,000	32,312,900
Raytheon Company		100,000	4,015,000
Sony Corporation ADR (Japan)		125,000	5,100,000
Texas Instruments, Inc.		150,000	4,810,500

			61,549,350

Entertainment & Leisure—4.9%
Discovery Holding Company Class A	†*	1,209,800	18,328,470
Eastman Kodak Company	†	135,741	3,176,339
Mattel, Inc.		603,100	9,541,042
Time Warner, Inc.	†	250,000	4,360,000
Walt Disney Company		1,054,000	25,264,380
Xerox Corporation	*	51,000	747,150

			61,417,381

Financial Services—1.3%
Charles Schwab Corporation (The)		284,200	4,169,214
Federal National Mortgage Association		40,806	1,991,741

192	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—(Continued)

Janus Capital Group, Inc.		150,000	$2,794,500
Morgan Stanley		120,000	6,808,800

			15,764,255

Forest Products & Paper—0.7%
International Paper Company		150,000	5,041,500
Kimberly Clark Corporation		45,259	2,699,699
MeadWestvaco Corporation		50,000	1,401,500

			9,142,699

Health Care Providers—0.7%
HCA, Inc.		164,500	8,307,250

Heavy Machinery—1.4%
Baker Hughes, Inc.		57,500	3,494,850
Pall Corporation		120,000	3,223,200
Stanley Works (The)		222,700	10,698,508

			17,416,558

Home Construction, Furnishings & Appliances—0.3%
Whirlpool Corporation	†	40,000	3,350,400

Household Products—1.2%
Fortune Brands, Inc.		37,765	2,946,425
Illinois Tool Works, Inc.	†	91,900	8,086,281
Newell Rubbermaid, Inc.	†	185,000	4,399,300

			15,432,006

Industrial—Diversified—0.6%
Tyco International Ltd.		273,756	7,900,598

Insurance—10.7%
Allstate Corporation (The)		147,600	7,980,732
American International Group, Inc.		142,414	9,716,907
AON Corporation		766,000	27,537,700
Chubb Corporation		33,000	3,222,450
Cigna Corporation		41,800	4,669,060
Fairfax Financial Holdings Ltd. (Canada)	†	110,000	15,769,600
Hartford Financial Services Group, Inc.		126,700	10,882,263
Lincoln National Corporation		49,690	2,635,061
MGIC Investment Corporation	†	134,100	8,826,462
Marsh & McLennan Companies, Inc.		140,000	4,446,400
Safeco Corporation		70,000	3,955,000
St. Paul Travelers Companies		169,306	7,562,899
UnumProvident Corporation	†	105,000	2,388,750
WellPoint, Inc.	*	207,900	16,588,341
XL Capital Ltd. Class A (Bermuda)		124,100	8,361,858

			134,543,483

Lodging—0.3%
Starwood Hotels & Resorts Worldwide, Inc.		50,000	3,193,000

Media—Broadcasting & Publishing—8.1%
Comcast Corporation Class A	†*	135,000	3,504,600
Comcast Corporation Special Class A	*	711,000	18,265,590
DIRECTV Group, Inc. (The)	*	1,508,000	21,292,960

		Shares	Value

Dow Jones & Company, Inc.	†	98,000	$3,478,020
Gannett Company, Inc.		126,500	7,662,105
Knight-Ridder, Inc.	†	188,000	11,900,400
Liberty Media Corporation Class A	*	2,803,000	22,059,610
New York Times Company Class A	†	160,000	4,232,000
Tribune Company		150,000	4,539,000
Viacom, Inc. Class B		140,000	4,564,000

			101,498,285

Medical Supplies—1.5%
Baxter International, Inc.		312,600	11,769,390
Boston Scientific Corporation	*	150,000	3,673,500
Johnson & Johnson		60,000	3,606,000

			19,048,890

Metals—0.3%
Alcoa, Inc.		125,000	3,696,250

Oil & Gas—7.4%
Amerada Hess Corporation		75,000	9,511,500
Anadarko Petroleum Corporation		52,000	4,927,000
BP Amoco PLC ADR (United Kingdom)		236,156	15,165,938
Chevron Texaco Corporation		293,800	16,679,026
ConocoPhillips		196,700	11,444,006
Exxon Mobil Corporation		124,760	7,007,769
Marathon Oil Corporation		213,000	12,986,610
Occidental Petroleum Corporation		153,000	12,221,640
Royal Dutch Shell PLC Class A ADR (United Kingdom)		60,781	3,737,424

			93,680,913

Pharmaceuticals—4.3%
Abbott Laboratories		75,000	2,957,250
Bristol-Myers Squibb Company		413,900	9,511,422
MedImmune, Inc.	*	75,000	2,626,500
Merck & Company, Inc.		175,000	5,566,750
Pfizer, Inc.		511,900	11,937,508
Schering-Plough Corporation		464,300	9,680,655
Wyeth		264,200	12,171,694

			54,451,779

Real Estate—0.3%
Simon Property Group, Inc. REIT	†	50,000	3,831,500

Restaurants—2.3%
McDonald’s Corporation		150,000	5,058,000
Yum! Brands, Inc.		517,000	24,236,960

			29,294,960

Retailers—1.5%
Dollar General Corporation		334,800	6,384,636
JC Penney Company, Inc. (Holding Company)	†	95,600	5,315,360
RadioShack Corporation		200,000	4,206,000
Wal-Mart Stores, Inc.		75,000	3,510,000

			19,415,996

Telecommunications—1.3%
Nokia Corporation ADR (Finland)		924,600	16,920,180

See accompanying notes to financial statements.	193

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—(Continued)

Telephone Systems—3.9%
Alltel Corporation		80,000	$5,048,000
AT&T, Inc.		252,942	6,194,550
Qwest Communications International, Inc.	†*	630,000	3,559,500
Sprint Nextel Corp.		765,000	17,870,400
Verizon Communications, Inc.		529,741	15,955,799

			48,628,249

Transportation—4.0%
Burlington Northern Santa Fe Corporation		159,500	11,295,790
Carnival Corporation		91,000	4,865,770
FedEx Corporation		237,000	24,503,430
Norfolk Southern Corporation		84,540	3,789,928
Union Pacific Corporation		75,997	6,118,519

			50,573,437

TOTAL COMMON STOCKS
(Cost $1,005,161,446)			1,201,447,248

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—1.0%

Telephone Systems—1.0%
Level 3 Communications, Inc., Senior Note
9.125%	05/01/2008	†	$2,575,000	2,356,125
Level 3 Communications, Inc., Senior Note, Step-Up
10.500%	12/01/2008	†	10,670,000	9,763,050

TOTAL CORPORATE OBLIGATIONS
(Cost $10,565,527)				12,119,175

CONVERTIBLE DEBT OBLIGATIONS—0.3%

Telephone Systems—0.3%
Level 3 Communications, Inc., Subordinated Note, Convertible
6.000%	03/15/2010	†
(Cost $3,361,085)			5,760,000	3,722,400

COMMERCIAL PAPER—1.4%

Banking—0.4%
Preferred Receivables Funding, 144A
4.330%	02/08/2006	**	5,000,000	4,976,546

Financial Services—1.0%
Alpine Securitization Corp., 144A
4.230%	01/05/2006	**	4,175,000	4,172,547
Fairway Finance Corp., 144A
4.280%	01/06/2006	**	5,200,000	5,196,291
Old Line Funding Corp., 144A
4.220%	01/13/2006	**	2,250,000	2,246,571
Park Avenue Receivables Corp., 144A
4.330%	01/12/2006	**	800,000	798,845

				12,414,254

TOTAL COMMERCIAL PAPER
(Cost $17,390,800)				17,390,800

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—13.9%

Institutional Money Market Funds—1.0%
American Beacon Funds		††	$743,372	$743,372
BGI Institutional Fund		††	9,663,839	9,663,839
Goldman Sachs Financial Square Prime Obligations Fund		††	743,372	743,372
Merrimac Cash Fund—Premium Class		††	1,189,396	1,189,396

				12,339,979

Bank & Certificate Deposits/ Offshore Time Deposits—11.9%
Abbey National PLC
4.290%	01/11/2006	††	3,716,856	3,716,856
Bank of Nova Scotia
4.250%	01/27/2006	††	5,203,605	5,203,605
Barclays
4.410%	02/27/2006	††	3,716,861	3,716,861
Barclays
4.270%	01/25/2006	††	3,716,861	3,716,861
BNP Paribas
4.220%	01/24/2006	††	3,716,861	3,716,861
Branch Banker &Trust
4.260%	01/11/2006	††	3,716,861	3,716,861
CIESCO
4.305%	01/06/2006	††	4,460,233	4,460,233
Dexia Group
4.250%	01/09/2006	††	7,433,721	7,433,721
Fairway Finance
4.280%	01/30/2006	††	2,973,489	2,973,489
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	3,686,741	3,686,741
Fortis Bank
4.350%	01/03/2006	††	3,716,861	3,716,861
Greyhawk Funding
4.355%	01/06/2006	††	2,973,489	2,973,489
Greyhawk Funding
4.278%	01/24/2006	††	2,230,117	2,230,117
Jupiter Securitization Corporation
4.266%	01/05/2006	††	1,784,093	1,784,093
Jupiter Securitization Corporation
4.257%	01/04/2006	††	2,230,117	2,230,117
Liberty Street
4.266%	01/05/2006	††	3,689,655	3,689,655
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	14,867,444	14,867,444
National Australia Bank
4.156%	01/03/2006	††	2,085,634	2,085,634
Paradigm Funding LLC
4.303%	01/03/2006	††	4,808,887	4,808,887
Paradigm Funding LLC
4.297%	01/09/2006	††	2,973,489	2,973,489
Prefco
4.312%	01/04/2006	††	2,230,117	2,230,117
Rabobank Nederland
4.150%	01/03/2006	††	3,716,861	3,716,861
Ranger Funding
4.291%	01/18/2006	††	2,973,489	2,973,489
Royal Bank of Canada
4.250%	01/24/2006	††	5,203,605	5,203,605
Royal Bank of Canada
4.220%	01/20/2006	††	3,716,861	3,716,861
Royal Bank of Scotland
4.310%	02/01/2006	††	7,433,721	7,433,721

194	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

Vantagepoint Equity Income Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Royal Bank of Scotland
4.250%	01/23/2006	††	$3,716,861	$3,716,861
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	2,230,117	2,230,117
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	3,716,861	3,716,861
Societe Generale
4.280%	01/30/2006	††	2,973,489	2,973,489
The Bank of the West
4.290%	01/25/2006	††	3,716,861	3,716,861
UBS AG
4.260%	01/10/2006	††	3,716,861	3,716,861
UBS AG
4.255%	01/18/2006	††	4,460,233	4,460,233
Wells Fargo
4.290%	01/30/2006	††	5,946,978	5,946,978
Wells Fargo
4.270%	01/03/2006	††	3,716,861	3,716,861
Yorktown Capital LLC
4.330%	01/04/2006	††	3,328,226	3,328,226
Yorktown Capital LLC
4.266%	01/05/2006	††	3,689,655	3,689,655

				150,189,532

Floating Rate Instruments/Master Notes—1.0%
Bank of America
4.270%	01/17/2006	††	2,973,489	2,973,489
Bank of America
4.230%	01/20/2006	††	3,716,861	3,716,861
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	2,973,489	2,973,489
Rabobank Nederland
4.100%	05/31/2006	††	3,716,861	3,716,861

				13,380,700

TOTAL CASH EQUIVALENTS
(Cost $175,910,211)				175,910,211

REPURCHASE AGREEMENTS—1.9%

IBT Repurchase Agreement dated 12/30/05 due 1/03/06, with a maturity value $24,390,020 and an effective yield of 3.65% collateralized by U.S. Government Obligations with rates ranging from 4.639% to 7.375%, maturity dates ranging from 07/25/2014 to 08/01/2035 and an aggregate market value of $25,599,139.			24,380,133	24,380,133

TOTAL INVESTMENTS—113.8%
(Cost $1,236,769,202)				1,434,969,967
Other assets less liabilities—(13.8%)				(174,500,415)

NET ASSETS—100.0%				$1,260,469,552

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

†	Denotes all or a portion of security on loan.

*	Non-income producing security.

**

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 1.38% of Total Investments.

††	Represents collateral received from securities lending transactions.

See accompanying notes to financial statements.	195

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—96.7%

Advertising—0.3%
Monster Worldwide, Inc.	*†	19,000	$775,580
Omnicom Group	†	22,900	1,949,477

			2,725,057

Aerospace & Defense—1.3%
Boeing Company (The)		10,500	737,520
General Dynamics Corporation		81,700	9,317,885
Honeywell International, Inc.		55,000	2,048,750
Lockheed Martin Corporation		25,000	1,590,750

			13,694,905

Airlines—0.6%
Southwest Airlines Company		349,100	5,735,713

Apparel Retailers—0.3%
Kohl’s Corporation	*	65,000	3,159,000

Automotive—0.1%
Autonation, Inc.	*	56,100	1,219,053

Banking—13.3%
American Express Company		75,000	3,859,500
AmeriCredit Corporation	*	38,800	994,444
Bank of America Corporation	†	261,800	12,082,070
Capital One Financial Corporation		9,300	803,520
Citigroup, Inc.		545,750	26,485,247
Fifth Third Bancorp		33,200	1,252,304
Golden West Financial Corporation		176,900	11,675,400
Hudson City Bancorp, Inc.		142,400	1,725,888
IndyMac Bancorp, Inc.	†	34,500	1,346,190
JP Morgan Chase & Company		371,536	14,746,264
Mellon Financial Corporation		70,000	2,397,500
National City Corporation		77,200	2,591,604
Northern Trust Corporation		50,000	2,591,000
PNC Financial Services Group, Inc.		50,200	3,103,866
SLM Corporation		228,700	12,599,083
State Street Corporation		125,000	6,930,000
Suntrust Banks, Inc.		43,600	3,172,336
U.S. Bancorp		154,000	4,603,060
UBS AG (Switzerland)		17,000	1,610,715
Washington Mutual, Inc.		196,000	8,526,000
Wells Fargo & Company		187,900	11,805,757

			134,901,748

Beverages, Food & Tobacco—4.4%
Altria Group, Inc.		113,403	8,473,472
Anheuser-Busch Companies, Inc.		51,484	2,211,753
Campbell Soup Company		173,200	5,156,164
Coca-Cola Company (The)		68,700	2,769,297
H.J. Heinz Company		16,700	563,124
Kellogg Company		91,400	3,950,308
Kraft Foods, Inc. Class A	†	57,600	1,620,864
Pepsi Bottling Group, Inc.		12,500	357,625
Pepsico, Inc.		185,900	10,982,972
Safeway, Inc.	†	133,300	3,153,878
Sara Lee Corporation		45,200	854,280
Sysco Corporation		67,500	2,095,875
Unilever NV (Netherlands)		36,400	2,498,860

			44,688,472

		Shares	Value

Building Materials—1.1%
Home Depot, Inc.		115,000	$4,655,200
Lowe’s Companies, Inc.	†	98,700	6,579,342

			11,234,542

Chemicals—2.0%
Air Products & Chemicals, Inc.		10,900	645,171
Dow Chemical Company (The)		136,700	5,990,194
EI Du Pont de Nemours & Company		147,200	6,256,000
Huntsman Corporation	*	163,300	2,812,026
Methanex Corporation (Canada)		32,300	605,302
Monsanto Company		40,000	3,101,200
Potash Corporation of Saskatchewan, Inc. (Canada)	†	7,400	593,628

			20,003,521

Commercial Services—1.3%
Accenture Ltd. Class A (Bermuda)		45,000	1,299,150
Allied Waste Industries, Inc.	*†	92,200	805,828
Apollo Group, Inc. Class A	*	34,000	2,055,640
CCE Spinco, Inc.	*	6,700	87,770
Cintas Corporation	†	46,000	1,894,280
Fluor Corporation		60,800	4,697,408
Paychex, Inc.		30,000	1,143,600
Siemens AG Sponsored ADR (Germany)	†	9,000	770,310

			12,753,986

Communications—0.9%
American Tower Corporation Class A	*†	28,400	769,640
Corning, Inc.	*	94,900	1,865,734
Motorola, Inc.		101,100	2,283,849
Qualcomm, Inc.		104,200	4,488,936

			9,408,159

Computer Software & Processing—5.3%
Adobe Systems, Inc.		172,900	6,390,384
Affiliated Computer Services, Inc.Class A	*	44,800	2,651,264
Automatic Data Processing, Inc.		91,500	4,198,935
Checkfree Corporation	*†	14,759	677,438
First Data Corporation		65,000	2,795,650
Fiserv, Inc.	*	30,000	1,298,100
Google, Inc. Class A	*	7,000	2,904,020
Intuit, Inc.	*	50,000	2,665,000
Juniper Networks, Inc.	*	60,000	1,338,000
Microsoft Corporation		683,000	17,860,450
Oracle Corporation	*	170,000	2,075,700
SAP AG ADR (Germany)		81,200	3,659,684
Sun Microsystems, Inc.	*	176,300	738,697
Yahoo!, Inc.	*	111,900	4,384,242

			53,637,564

Computers & Information—3.2%
Cisco Systems, Inc.	*	515,450	8,824,504
Dell, Inc.	*	189,500	5,683,105
EMC Corporation	*	170,000	2,315,400
Hewlett-Packard Company		47,100	1,348,473
International Business Machines Corporation		9,400	772,680
International Game Technology		95,000	2,924,100
Jabil Circuit, Inc.	*	75,000	2,781,750
Lexmark International, Inc.	*	28,200	1,264,206
Pitney Bowes, Inc.		18,600	785,850

196	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)

Sandisk Corporation	*	77,200	$4,849,704
Seagate Technology (Cayman Islands)	†	50,100	1,001,499

			32,551,271

Cosmetics & Personal Care—1.0%
Avon Products, Inc.		167,900	4,793,545
Procter & Gamble Company		102,075	5,908,101

			10,701,646

Diversified—2.5%
General Electric Company		722,700	25,330,635

Electric Utilities—3.2%
AES Corporation (The)	*	138,600	2,194,038
Consolidated Edison, Inc.	†	68,400	3,168,972
Constellation Energy Group, Inc.		31,600	1,820,160
Dominion Resources, Inc.		62,450	4,821,140
Entergy Corporation		21,000	1,441,650
Exelon Corporation	†	101,100	5,372,454
FPL Group, Inc.		68,600	2,851,016
PPL Corporation		112,600	3,310,440
SCANA Corporation		76,700	3,020,446
Southern Company (The)	†	44,500	1,536,585
TXU Corporation		55,400	2,780,526

			32,317,427

Electrical Equipment—0.3%
Cooper Industries Ltd. Class A		33,500	2,445,500
Emerson Electric Company		9,600	717,120

			3,162,620

Electronics—3.7%
Agilent Technologies, Inc.	*	24,872	827,989
Altera Corporation	*	209,600	3,883,888
Analog Devices, Inc.		75,000	2,690,250
Fairchild Semiconductor International, Inc.	*†	48,800	825,208
Flextronics International Ltd. (Singapore)	*	183,900	1,919,916
Freescale Semiconductor, Inc. Class A	*	87,200	2,196,568
Intel Corporation		284,700	7,106,112
International Rectifier Corporation	*	71,600	2,284,040
JDS Uniphase Corporation	*	158,000	372,880
Linear Technology Corporation		68,600	2,474,402
Maxim Integrated Products, Inc.		92,000	3,334,080
Novellus Systems, Inc.	*	15,400	371,448
PMC-Sierra, Inc.	*	60,300	464,913
Silicon Laboratories, Inc.	*†	20,100	736,866
Teradyne, Inc.	*	70,300	1,024,271
Texas Instruments, Inc.		86,000	2,758,020
Xilinx, Inc.		185,300	4,671,413

			37,942,264

Entertainment & Leisure—1.3%
Harrah’s Entertainment, Inc.		37,000	2,637,730
Time Warner, Inc.		599,300	10,451,792
Walt Disney Company		6,900	165,393

			13,254,915

Financial Services—3.7%
Ameriprise Financial, Inc.		15,000	615,000
Berkshire Hathaway, Inc. Class A	*	30	2,658,600

		Shares	Value

Charles Schwab Corporation (The)		160,000	$2,347,200
Federal Home Loan Mortgage Corporation		44,300	2,895,005
Federal National Mortgage Association		75,500	3,685,155
Franklin Resources, Inc.		55,000	5,170,550
Goldman Sachs Group, Inc.		84,900	10,842,579
Legg Mason, Inc.		40,000	4,787,600
Merrill Lynch & Company, Inc.		46,000	3,115,580
Morgan Stanley		25,000	1,418,500

			37,535,769

Forest Products & Paper—0.4%
International Paper Company	†	24,700	830,167
Kimberly Clark Corporation		48,700	2,904,955

			3,735,122

Health Care Providers—1.9%
Caremark Rx, Inc.	*	52,000	2,693,080
DaVita, Inc.	*	40,500	2,050,920
Lincare Holdings, Inc.	*	34,500	1,445,895
UnitedHealth Group, Inc.		220,000	13,670,800

			19,860,695

Heavy Machinery—4.0%
American Standard Companies, Inc.		73,800	2,948,310
Applied Materials, Inc.		467,700	8,390,538
Baker Hughes, Inc.	†	105,200	6,394,056
Caterpillar, Inc.		215,000	12,420,550
Deere & Company		30,000	2,043,300
Ingersoll-Rand Company Class A		4,500	181,665
Rockwell Automation, Inc.		70,300	4,158,948
United Technologies Corporation		83,000	4,640,530

			41,177,897

Home Construction, Furnishings &
Appliances—0.1%
Leggett & Platt, Inc.		47,500	1,090,600

Household Products—0.3%
Illinois Tool Works, Inc.	†	35,500	3,123,645

Industrial—Diversified—0.6%
Tyco International Ltd.		219,500	6,334,770

Insurance—6.4%
ACE Ltd. (Bermuda)		97,700	5,221,088
Allstate Corporation (The)		60,100	3,249,607
American International Group, Inc.		345,700	23,587,111
Chubb Corporation		70,100	6,845,265
Everest Re Group Ltd. (Bermuda)		5,800	582,030
Hartford Financial Services Group, Inc.		48,300	4,148,487
Marsh & McLennan Companies, Inc.		73,000	2,318,480
RenaissanceRe Holdings, Ltd. (Bermuda)		3,400	149,974
WellPoint, Inc.	*	222,900	17,785,191
XL Capital Ltd. Class A (Bermuda)		23,000	1,549,740

			65,436,973

Lodging—0.1%
Starwood Hotels & Resorts Worldwide, Inc.		13,800	881,268

See accompanying notes to financial statements.	197

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)

Media—Broadcasting & Publishing—1.8%
Cablevision Systems Corporation Class A	*†	25,881	$607,427
Clear Channel Communications, Inc.		53,600	1,685,720
Comcast Corporation Class A	*†	203,900	5,293,244
Comcast Corporation Special Class A	*	40,000	1,027,600
DIRECTV Group, Inc. (The)	*	20,100	283,812
E.W. Scripps Company Class A	†	40,000	1,920,800
Gannett Company, Inc.		33,200	2,010,924
IAC/InterActiveCorp	*	25,000	707,750
McGraw-Hill Companies, Inc. (The)		17,000	877,710
Viacom, Inc. Class B		133,200	4,342,320

			18,757,307

Medical Supplies—3.8%
Allergan, Inc.	†	71,000	7,665,160
Baxter International, Inc.		183,300	6,901,245
Beckman Coulter, Inc.		29,500	1,678,550
Biomet, Inc.	†	43,000	1,572,510
Credence Systems Corporation	*	20,900	145,464
Johnson & Johnson		70,000	4,207,000
Kla-Tencor Corporation	†	96,000	4,735,680
Medtronic, Inc.		113,100	6,511,167
Quest Diagnostics, Inc.		20,000	1,029,600
St. Jude Medical, Inc.	*	40,000	2,008,000
Stryker Corporation	†	30,000	1,332,900
Thermo Electron Corporation	*	25,700	774,341

			38,561,617

Metals—3.4%
Alcoa, Inc.		436,200	12,898,434
Cameco Corporation (Canada)	†	89,000	5,641,710
Danaher Corporation	†	176,100	9,822,858
Newmont Mining Corporation		23,000	1,228,200
Precision Castparts Corporation		91,600	4,745,796

			34,336,998

Oil & Gas—7.3%
BJ Services Company	†	30,700	1,125,769
Chevron Texaco Corporation		31,572	1,792,342
ConocoPhillips		114,200	6,644,156
Exxon Mobil Corporation		369,600	20,760,432
GlobalSantaFe Corporation		131,000	6,307,650
Halliburton Company	†	17,600	1,090,496
Kinder Morgan Management LLC	*	5,067	230,346
Kinder Morgan, Inc.		13,626	1,252,911
MDU Resources Group, Inc.		23,200	759,568
Occidental Petroleum Corporation		103,000	8,227,640
Royal Dutch Shell PLC Class A ADR (United Kingdom)		93,700	5,761,613
Royal Dutch Shell PLC—Class B, ADR (United Kingdom)	†	21,356	1,378,103
Schlumberger Ltd.	†	104,600	10,161,890
Smith International, Inc.		100,000	3,711,000
Total Fina SA ADR (France)	†	10,000	1,264,000
Transocean, Inc.	*	16,300	1,135,947
Weatherford International Ltd.	*	52,800	1,911,360
Williams Companies, Inc.		25,200	583,884

			74,099,107

		Shares	Value

Pharmaceuticals—6.8%
Abbott Laboratories		40,000	$1,577,199
AmerisourceBergen Corporation	†	57,800	2,392,920
Amgen, Inc.	*	93,700	7,389,182
AstraZeneca Group PLC ADR (United Kingdom)		194,300	9,442,980
Biogen Idec, Inc.	*	20,000	906,600
Cardinal Health, Inc.		16,000	1,100,000
Eli Lilly & Company	†	32,000	1,810,880
Endo Pharmaceuticals Holdings, Inc.	*	22,200	671,772
Forest Laboratories, Inc.	*	178,700	7,269,516
Genentech, Inc.	*	50,000	4,625,000
ImClone Systems, Inc.	*†	44,200	1,513,408
McKesson Corporation		49,600	2,558,864
Medco Health Solutions, Inc.	*	41,200	2,298,960
Millennium Pharmaceuticals, Inc.	*†	86,200	836,140
Omnicare, Inc.		24,000	1,373,280
Pfizer, Inc.		366,986	8,558,113
Sepracor, Inc.	*†	14,900	768,840
Teva Pharmaceutical Industries Ltd. ADR (Israel)	†	82,000	3,526,820
Wyeth		221,700	10,213,719

			68,834,193

Real Estate—0.4%
General Growth Properties, Inc. REIT		22,610	1,062,444
Host Marriott Corporation REIT		171,300	3,246,135

			4,308,579

Restaurants—0.4%
McDonald’s Corporation		115,900	3,908,148

Retailers—4.1%
Amazon.Com, Inc.	*†	38,000	1,791,700
Best Buy Company, Inc.	†	64,500	2,804,460
CVS Corporation		473,900	12,520,438
Costco Wholesale Corporation	†	33,500	1,657,245
Dollar General Corporation		136,000	2,593,520
Dollar Tree Stores, Inc.	*†	59,300	1,419,642
eBay, Inc.	*	91,300	3,948,725
RadioShack Corporation		29,500	620,385
Target Corporation		142,500	7,833,225
Wal-Mart Stores, Inc.		100,000	4,680,000
Williams-Sonoma, Inc.	*	34,900	1,505,935

			41,375,275

Telecommunications—0.3%
Nokia Corporation ADR (Finland)		150,000	2,745,000

Telephone Systems—2.9%
AT&T, Inc.		312,969	7,664,611
BellSouth Corporation		186,900	5,064,990
Qwest Communications International, Inc.	*†	240,000	1,356,000
Sprint Nextel Corp.		497,500	11,621,600
TELUS Corporation Non-Voting Shares (Canada)		47,000	1,892,220
Verizon Communications, Inc.		60,300	1,816,236

			29,415,657

Textiles, Clothing & Fabrics—0.4%
Nike, Inc. Class B		45,500	3,948,945

198	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)

Transportation—1.5%
CSX Corporation		53,900	$2,736,503
Carnival Corporation		99,400	5,314,918
Expedia, Inc.	*	26,649	638,510
Union Pacific Corporation		5,700	458,907
United Parcel Service, Inc. Class B		82,700	6,214,905

			15,363,743

TOTAL COMMON STOCKS (Cost $815,582,319)			983,253,806

Coupon Rate	Maturity Date		Face	Value

COMMERCIAL PAPER—1.5%

Banking—0.2%
MassMutual Funding LLC, 144A
4.290%	01/27/2006	**	$2,000,000	1,993,565

Financial Services—1.3%
Alpine Securitization Corp., 144A
4.230%	01/05/2006	**	2,000,000	1,998,825
Fairway Finance Corp., 144A
4.160%	01/17/2006	**	2,500,000	2,495,089
Falcon Asset Securitization Corp., 144A
4.250%	01/05/2006	**	1,000,000	999,410
Old Line Funding Corp., 144A
4.220%	01/13/2006	**	2,900,000	2,895,581
Park Avenue Receivables Corp., 144A
4.300%	01/20/2006	**	1,855,000	1,850,569
Yorktown Capital LLC
4.340%	01/12/2006		2,500,000	2,496,383

				12,735,857

TOTAL COMMERCIAL PAPER (Cost $14,729,422)				14,729,422

CASH EQUIVALENTS—9.5%

Institutional Money Market Funds—0.7%
American Beacon Funds		††	407,981	407,981
BGI Institutional Fund		††	5,303,759	5,303,759
Goldman Sachs Financial Square Prime Obligations Fund		††	407,981	407,981
Merrimac Cash Fund—Premium Class		††	652,770	652,770

				6,772,491

Bank & Certificate Deposits/ Offshore Time Deposits—8.1%
Abbey National PLC
4.290%	01/11/2006	††	2,039,907	2,039,907
Bank of Nova Scotia
4.250%	01/27/2006	††	2,855,870	2,855,870
Barclays
4.410%	02/27/2006	††	2,039,907	2,039,907
Barclays
4.270%	01/25/2006	††	2,039,907	2,039,907
BNP Paribas
4.220%	01/24/2006	††	2,039,907	2,039,907

Coupon Rate	Maturity Date		Face	Value

Branch Banker & Trust
4.260%	01/11/2006	††	$2,039,907	$2,039,907
CIESCO
4.305%	01/06/2006	††	2,447,888	2,447,888
Dexia Group
4.250%	01/09/2006	††	4,079,814	4,079,814
Fairway Finance
4.280%	01/30/2006	††	1,631,926	1,631,926
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	2,023,377	2,023,377
Fortis Bank
4.350%	01/03/2006	††	2,039,907	2,039,907
Greyhawk Funding
4.355%	01/06/2006	††	1,631,926	1,631,926
Greyhawk Funding
4.278%	01/24/2006	††	1,223,944	1,223,944
Jupiter Securitization Corporation
4.266%	01/05/2006	††	979,156	979,156
Jupiter Securitization Corporation
4.257%	01/04/2006	††	1,223,944	1,223,944
Liberty Street
4.266%	01/05/2006	††	2,024,975	2,024,975
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	8,159,629	8,159,629
National Australia Bank
4.156%	01/03/2006	††	1,144,649	1,144,649
Paradigm Funding LLC
4.303%	01/03/2006	††	2,639,239	2,639,239
Paradigm Funding LLC
4.297%	01/09/2006	††	1,631,926	1,631,926
Prefco
4.312%	01/04/2006	††	1,223,944	1,223,944
Rabobank Nederland
4.150%	01/03/2006	††	2,039,907	2,039,907
Ranger Funding
4.291%	01/18/2006	††	1,631,926	1,631,926
Royal Bank of Canada
4.250%	01/24/2006	††	2,855,870	2,855,870
Royal Bank of Canada
4.220%	01/20/2006	††	2,039,907	2,039,907
Royal Bank of Scotland
4.310%	02/01/2006	††	4,079,814	4,079,814
Royal Bank of Scotland
4.250%	01/23/2006	††	2,039,907	2,039,907
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	1,223,944	1,223,944
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	2,039,907	2,039,907
Societe Generale
4.280%	01/30/2006	††	1,631,926	1,631,926
The Bank of the West
4.290%	01/25/2006	††	2,039,907	2,039,907
UBS AG
4.260%	01/10/2006	††	2,039,907	2,039,907
UBS AG
4.255%	01/18/2006	††	2,447,888	2,447,888
Wells Fargo
4.290%	01/30/2006	††	3,263,851	3,263,851
Wells Fargo
4.270%	01/03/2006	††	2,039,907	2,039,907
Yorktown Capital LLC
4.330%	01/04/2006	††	1,826,615	1,826,615
Yorktown Capital LLC
4.266%	01/05/2006	††	2,024,975	2,024,975

				82,427,807

See accompanying notes to financial statements.	199

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Growth & Income Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Floating Rate Instruments/Master Notes—0.7%
Bank of America
4.270%	01/17/2006	††	$1,631,926	$1,631,932
Bank of America
4.230%	01/20/2006	††	2,039,907	2,039,907
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	1,631,926	1,631,926
Rabobank Nederland
4.100%	05/31/2006	††	2,039,907	2,039,907

				7,343,672

TOTAL CASH EQUIVALENTS (Cost $96,543,970)				96,543,970

REPURCHASE AGREEMENTS—1.8%

IBT Repurchase Agreement dated 12/30/2005 due 01/03/2006, with a maturity value of $18,660,103 and an effective yield of 3.65%collateralized by U.S. Government Obligations with rates ranging from 4.127% to 8.00%, maturity dates ranging from04/13/2012 to 07/01/2035and an aggregate market value of $18,781,864.			18,652,539	18,652,539

TOTAL INVESTMENTS—109.5%
(Cost $945,508,250)				1,113,179,737
Other assets less liabilities—(9.5%)				(96,348,314)

NET ASSETS—100.0%				$1,016,831,423

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

**

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 1.10% of Total Investments.

††	Represents collateral received from securities lending transactions.

200	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—97.7%

Advertising—0.1%
Aquantive, Inc.	*	4,300	$108,532
Getty Images, Inc.	*†	8,800	785,576
Monster Worldwide, Inc.	*	42,400	1,730,768
Valueclick, Inc.	*	22,700	411,097

			3,035,973

Aerospace & Defense—0.6%
Boeing Company (The)		108,200	7,599,968
European Aeronautic Defense and Space Company (Netherlands)	†	37,200	1,397,073
Lockheed Martin Corporation		46,900	2,984,247
Northrop Grumman Corporation		60,700	3,648,677
Textron, Inc.		4,800	369,504

			15,999,469

Apparel Retailers—1.1%
Abercrombie & Fitch Company Class A	†	27,500	1,792,450
Buckle, Inc. (The)		6,500	209,560
Chico’s FAS, Inc.	*	67,900	2,982,847
Citi Trends, Inc.	*	11,004	469,761
Dress Barn, Inc.	*†	99,000	3,822,390
Kohl’s Corporation	*	409,000	19,877,400
Nordstrom, Inc.		20,900	781,660
Payless Shoesource, Inc.	*	14,700	368,970

			30,305,038

Automotive—1.0%
Autoliv, Inc.		62,400	2,834,208
Autonation, Inc.	*	74,300	1,614,539
Dongfeng Motor Group Co., Ltd.—Class H (China)		896,000	225,339
Harley-Davidson, Inc.	†	277,200	14,273,028
ITT Industries, Inc.		93,100	9,572,542

			28,519,656

Banking—2.8%
American Express Company		137,000	7,050,020
AmeriCredit Corporation	*	144,600	3,706,098
Bank of America Corporation		76,500	3,530,475
Bank of Hawaii Corporation		22,300	1,149,342
Citigroup, Inc.		386,700	18,766,551
Downey Financial Corporation		5,600	382,984
Fremont General Corporation		20,600	478,538
Golden West Financial Corporation		42,300	2,791,800
Hudson City Bancorp, Inc.		72,600	879,912
Nelnet, Inc. Class A	*†	12,900	524,772
SLM Corporation		8,600	473,774
State Street Corporation		4,300	238,392
UnionBanCal Corporation		13,200	907,104
Washington Mutual, Inc.		25,400	1,104,900
Wells Fargo & Company		588,600	36,981,738

			78,966,400

Beverages, Food & Tobacco—3.5%
Altria Group, Inc.		89,900	6,717,328
Anheuser-Busch Companies, Inc.		547,300	23,512,008
Archer-Daniels-Midland Company		134,800	3,324,168
Coca-Cola Company (The)		586,600	23,645,846
Constellation Brands, Inc. Class A	*	34,000	891,820
Dean Foods Company	*	23,400	881,244
Flowers Foods, Inc.		15,900	438,204

		Shares	Value

Hershey Foods Corporation		26,400	$1,458,600
Pepsico, Inc.		630,000	37,220,400
Supervalu, Inc.		26,200	850,976
Tootsie Roll Industries, Inc.		2,400	69,432
Tyson Foods, Inc. Class A		29,700	507,870

			99,517,896

Building Materials—1.7%
Carbo Ceramics, Inc.		4,900	276,948
Cemex SA de CV ADR (Mexico)		8,400	498,372
Champion Enterprises, Inc.	*	555,000	7,559,100
Florida Rock Industries, Inc.		5,900	289,454
Home Depot, Inc.		374,100	15,143,568
Lowe’s Companies, Inc.	†	287,200	19,144,752
Tech Data Corporation	*	17,400	690,432
Vulcan Materials Company	†	57,500	3,895,625

			47,498,251

Chemicals—1.5%
Aber Diamond Corp. (Canada)	†	18,400	677,672
Air Products & Chemicals, Inc.		20,100	1,189,719
Church & Dwight, Inc.		33,100	1,093,293
Ecolab, Inc.		238,700	8,657,649
Monsanto Company		64,200	4,977,426
Mosaic Company (The)	*†	50,400	737,352
Potash Corporation of Saskatchewan, Inc. (Canada)†		169,040	13,560,389
Praxair, Inc.		198,900	10,533,744
USEC, Inc.		124,400	1,486,580

			42,913,824

Coal—1.1%
Alpha Natural Resources, Inc.	*	74,300	1,427,303
Consol Energy, Inc.		219,600	14,313,528
Peabody Energy Corporation	†	173,800	14,324,596

			30,065,427

Commercial Services—3.3%
ABB, Ltd., Sponsored ADR
(Switzerland)	*†	212,900	2,069,382
Accenture Ltd. Class A (Bermuda)		278,400	8,037,408
American Ecology Corp.		10,500	151,515
Apollo Group, Inc. Class A	*†	141,300	8,542,998
CCE Spinco, Inc.	*†	4,213	55,184
CDI Corporation		8,100	221,940
Celgene Corporation	*	263,000	17,042,400
Cintas Corporation	†	340,500	14,021,790
Clean Harbors, Inc.	*†	34,600	996,826
Corporate Executive Board Company		7,100	636,870
Cytyc Corporation	*	20,000	564,600
Digitas, Inc.	*	135,750	1,699,590
Dollar Thrifty Automotive Group, Inc.	*	19,500	703,365
Equifax, Inc.		6,900	262,338
Fluor Corporation		18,400	1,421,584
Forrester Research, Inc.	*	12,684	237,825
FTI Consulting, Inc.	*†	9,500	260,680
Jacobs Engineering Group, Inc.	*	11,700	794,079
JGC Corporation (Japan)		63,000	1,200,254
MoneyGram International, Inc.		14,600	380,768
Paychex, Inc.		552,850	21,074,642
Pharmaceutical Product Development, Inc.		6,400	396,480
Republic Services, Inc.		171,800	6,451,090

See accompanying notes to financial statements.	201

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)

Robert Half International, Inc. †		56,000	$2,121,840
Ryder System, Inc.	†	15,900	652,218
Washington Group International, Inc.		44,897	2,378,194

			92,375,860

Communications—1.7%
American Tower Corporation Class A	*†	60,100	1,628,710
Avaya, Inc.	*	797,300	8,507,191
Ciena Corporation	*	427,700	1,270,269
Comverse Technology, Inc.	*	33,400	888,106
Corning, Inc.	*	110,600	2,174,396
Foundry Networks, Inc.	*	23,500	324,535
L-3 Communications Holdings, Inc.		10,100	750,935
Marvell Technology Group Ltd. (Bermuda)	*	5,800	325,322
Motorola, Inc.		204,900	4,628,691
Powerwave Technologies, Inc.	*†	38,400	482,688
Qualcomm, Inc.		499,300	21,509,844
XM Satellite Radio Holdings, Inc. Class A	*†	232,000	6,328,960

			48,819,647

Computer Software & Processing—12.0%
Activision, Inc.		290,887	3,996,787
Aspen Technology, Inc.	*	14,400	113,040
Autodesk, Inc.		274,000	11,768,300
Automatic Data Processing, Inc.		777,700	35,688,653
Blue Coat Systems, Inc.	*	9,500	434,340
Cerner Corporation	*†	29,700	2,700,027
Checkfree Corporation	*†	15,400	706,860
Citrix Systems, Inc.	*	117,900	3,393,162
Cognos, Inc. (Canada)	*†	36,700	1,273,857
Computer Associates International, Inc.	†	494,400	13,937,136
Computer Sciences Corporation *		63,300	3,205,512
Electronic Arts, Inc.	*	361,300	18,899,603
Electronic Data Systems Corporation		13,900	334,156
Factset Research Systems, Inc.		23,000	946,680
Fair Isaac Corporation		54,700	2,416,099
First Data Corporation		459,200	19,750,192
Fiserv, Inc.	*	104,000	4,500,080
Gartner Group, Inc. Class A	*	20,200	260,580
Google, Inc. Class A	*	139,750	57,976,685
Infosys Technologies Sponsored ADR (India)		55,200	4,463,472
Intergraph Corporation	*	45,800	2,281,298
Linktone, Ltd., ADR (Cayman Islands)	*	106,600	1,108,640
McAfee, Inc.	*	194,700	5,282,211
Microsoft Corporation		3,236,070	84,623,230
NAVTEQ Corporation	*	83,500	3,663,145
Oracle Corporation	*	323,800	3,953,598
Quality Systems, Inc.		4,300	330,068
SAP AG ADR (Germany)	†	233,000	10,501,310
Symantec Corporation	*	41,700	729,750
Synopsys, Inc.	*	17,300	347,038
Tencent Holdings, Ltd. (Cayman Islands)		190,000	202,931
Vignette Corporation	*	31,800	518,658
Websense, Inc.	*	800	52,512
Yahoo!, Inc.	*	954,200	37,385,556

			337,745,166

		Shares	Value

Computers—0.0%
Acer, Inc. (Taiwan)		68,000	$170,975

Computers & Information—5.3%
Apple Computer, Inc.	*	35,400	2,544,906
Cisco Systems, Inc.	*	2,251,300	38,542,256
Dell, Inc.	*	989,200	29,666,108
EMC Corporation	*	715,600	9,746,472
Hewlett-Packard Company		120,200	3,441,326
International Business Machines Corporation		534,800	43,960,560
International Game Technology		435,500	13,404,690
Komag, Inc.	*	6,300	218,358
ScanSource, Inc.	*	5,600	306,208
Thomson Corporation (Canada)		43,800	1,515,480
Western Digital Corporation	*	273,200	5,084,252

			148,430,616

Cosmetics & Personal Care—1.0%
Colgate-Palmolive Company		47,700	2,616,345
Procter & Gamble Company		427,535	24,745,726

			27,362,071

Diversified—2.3%
General Electric Company		1,816,300	63,661,315

Electric Utilities—0.2%
Black Hills Corporation		5,500	190,355
PG&E Corporation	†	91,000	3,377,920
TXU Corporation		44,100	2,213,379

			5,781,654

Electrical Equipment—0.3%
Emerson Electric Company		60,500	4,519,350
Energizer Holdings, Inc.	*	73,800	3,674,502

			8,193,852

Electronics—4.5%
ASM Lithography Holdings
NV New York Registered
Shares (Netherlands)	*†	240,621	4,831,670
Advanced Micro Devices, Inc.	*	250,200	7,656,120
Agilent Technologies, Inc.	*	18,000	599,220
ATI Technologies, Inc. (Canada)	*	11,600	197,084
Avnet, Inc.	*	51,100	1,223,334
Emcor Group, Inc.	*	6,100	411,933
Flir Systems, Inc.	*†	155,800	3,479,014
Freescale Semiconductor, Inc. Class B	*	128,100	3,224,277
Garmin Ltd. (Cayman Islands)	†	141,149	9,365,236
Intel Corporation		1,692,100	42,234,816
Linear Technology Corporation		355,000	12,804,850
Maxim Integrated Products, Inc.		282,000	10,219,680
Micron Technology, Inc.	*†	207,100	2,756,501
National Semiconductor Corporation		90,600	2,353,788
Raytheon Company		12,000	481,800
Rockwell Collins, Inc.		27,200	1,263,984
Siliconware Precision Industries Co., ADR (Taiwan)	†	43,700	303,278
Texas Instruments, Inc.		696,100	22,323,927

			125,730,512

202	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)

Entertainment & Leisure—0.9%
International Speedway Corporation Class A		33,440	$1,601,776
International Speedway Corporation Class B		37,800	1,795,500
Li Ning Co., Ltd. (Cayman Islands)		296,000	209,955
Penn National Gaming, Inc.	*	14,400	474,480
Time Warner, Inc.		214,800	3,746,112
Walt Disney Company		717,800	17,205,666

			25,033,489

Financial Services—7.6%
Ameritrade Holding Corporation	*	147,939	3,550,536
Charles Schwab
Corporation (The)		1,985,950	29,133,886
Chicago Mercantile Exchange	†	16,900	6,210,581
Countrywide Financial Corporation		399,500	13,658,905
Credit Suisse Group, Sponsored ADR (Switzerland)	†	10,100	514,595
E*Trade Financial Corporation	*	210,300	4,386,858
Federal Agricultural Mortgage Corporation		9,700	290,321
Franklin Resources, Inc.		264,200	24,837,442
GFI Group, Inc.	*	21,400	1,015,002
Goldman Sachs Group, Inc.		647,400	82,679,454
IntercontinentalExchange, Inc.	*	30,500	1,108,675
International Securities Exchange, Inc.	*†	2,850	78,432
Legg Mason, Inc.		188,100	22,513,689
Merrill Lynch & Company, Inc.		126,700	8,581,391
Moody’s Corporation		115,400	7,087,868
Nasdaq Stock Market Inc.	*†	179,800	6,325,364
New Century Financial Corporation REIT	†	9,000	324,630
Nomura Holdings, Inc., ADR (Japan)	†	8,900	171,058
optionsXpress Holdings, Inc.		84,500	2,074,475

			214,543,162

Food Retailers—0.4%
Albertson’s, Inc.		15,100	322,385
Kroger Company	*	16,900	319,072
Starbucks Corporation	*	45,400	1,362,454
Whole Foods Market, Inc.		104,200	8,064,038

			10,067,949

Forest Products & Paper—0.2%
Martin Marietta Materials, Inc.		81,600	6,260,352
Stella-Jones, Inc. (Canada)		3,000	36,120
Stella-Jones, Inc. (Canada)		13,800	165,482

			6,461,954

Health Care Providers—2.1%
American Retirement
Corporation	*	9,100	228,683
Caremark Rx, Inc.	*	142,400	7,374,896
Edwards Lifesciences Corporation	*†	36,500	1,518,765
Express Scripts, Inc.	*	125,800	10,542,040
HCA, Inc.		154,200	7,787,100
Horizon Health Corp.	*	22,400	506,912
Psychiatric Solutions, Inc.	*	30,260	1,777,472

		Shares	Value

Radiation Therapy Services, Inc.	*	5,100	$180,081
UnitedHealth Group, Inc.		494,070	30,701,510

			60,617,459

Heavy Construction—0.0%
Foster Wheeler, Ltd. (Bermuda) *		23,800	875,364
Perini Corp.	*	10,700	258,405

			1,133,769

Heavy Machinery—1.8%
American Standard
Companies, Inc.		43,800	1,749,810
Bucyrus International, Inc. Class A	†	16,200	853,740
Caterpillar, Inc.		288,300	16,655,091
Chicago Bridge & Iron Company NV NY Shares (Netherlands)		493,900	12,451,219
Hexagon AB—Class B (Sweden)		4,700	140,351
Joy Global, Inc.		277,875	11,115,000
Lam Research Corporation	*†	24,300	867,024
Stewart & Stevenson Services		11,600	245,108
Toro Company		14,500	634,665
UNOVA, Inc.	*	191,300	6,465,940

			51,177,948

Home Construction, Furnishings & Appliances—0.3%
Johnson Controls, Inc.		115,200	8,399,232

Household Products—0.3%
Newell Rubbermaid, Inc.		319,200	7,590,576

Insurance—5.8%
Aetna, Inc.		351,000	33,102,810
Allstate Corporation (The)		40,200	2,173,614
American Equity Investment Life Holding Co.	†	11,600	151,380
American International Group, Inc.		1,028,750	70,191,613
Arch Capital Group Ltd. (Bermuda)	*	4,200	229,950
Aspen Insurance Holdings, Ltd. (Bermuda)		17,400	411,858
Cigna Corporation		24,300	2,714,310
Genworth Financial, Inc. Class A		92,800	3,209,024
HCC Insurance Holdings, Inc.		5,700	169,176
Health Net, Inc.	*	129,900	6,696,345
Humana, Inc.	*	322,300	17,510,559
Leucadia National Corporation		77,900	3,697,134
Loews Corporation		42,500	4,031,125
MBIA, Inc.		59,300	3,567,488
Metlife, Inc.		30,200	1,479,800
Montpelier Re Holdings, Ltd. (Bermuda)	†	20,660	390,474
Progressive Corporation (The)	†	23,300	2,720,974
Prudential Financial, Inc.		19,600	1,434,524
Swiss Reinsurance (Switzerland)		3,570	260,042
WellPoint, Inc.	*	73,300	5,848,607
White Mountains Insurance Group Ltd.		800	446,840
WR Berkley Corporation		50,800	2,419,096
XL Capital Ltd. Class A (Bermuda)		14,300	963,534
Zenith National Insurance Corporation		16,100	742,532

			164,562,809

See accompanying notes to financial statements.	203

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)

Lodging—0.6%
Choice Hotels International, Inc.	†	45,900	$1,916,784
Hilton Hotels Corporation		451,800	10,892,898
Kerzner International, Ltd. (Bahama Islands)	*	2,200	151,250
MGM Mirage, Inc.	*	41,300	1,514,471
Marriott International, Inc. Class A		22,400	1,500,128
Vail Resorts, Inc.	*†	15,400	508,662

			16,484,193

Media—Broadcasting & Publishing—2.3%
Clear Channel Communications, Inc.		33,700	1,059,865
Comcast Corporation Class A	*†	53,000	1,375,880
DIRECTV Group, Inc. (The)	*	912,700	12,887,324
Gannett Company, Inc.	†	456,200	27,632,034
IAC/InterActiveCorp	*	376,300	10,653,053
Liberty Media Corporation Class A	*	476,900	3,753,203
McGraw-Hill Companies, Inc. (The)		37,200	1,920,636
Playboy Enterprises, Inc. Class B	*	23,300	323,637
Television Broadcasts Ltd. (Hong Kong)		27,000	143,375
VNU NV (Netherlands)		51,300	1,693,171
Viacom, Inc. Class B		118,100	3,850,060

			65,292,238

Medical Equipment & Supplies—0.1%
Abaxis, Inc.	*	5,700	93,936
Hologic, Inc.	*	83,800	3,177,696
Intermagnetics General Corporation	*	7,400	236,060

			3,507,692

Medical Supplies—4.7%
Allergan, Inc.	†	52,000	5,613,920
Applera Corporation—Applied Biosystems Group		21,700	576,352
Baxter International, Inc.		93,200	3,508,980
C.R. Bard, Inc.		33,000	2,175,360
Fisher Scientific International	*	124,500	7,701,570
Foxhollow Technologies, Inc.	*	5,300	157,887
Guidant Corporation		17,300	1,120,175
Haemonetics Corporation	*	27,300	1,333,878
Inamed Corporation	*	11,400	999,552
Johnson & Johnson		648,600	38,980,860
Kla-Tencor Corporation		11,900	587,027
Medtronic, Inc.		966,200	55,624,134
Mentor Corporation	†	33,800	1,557,504
Oakley, Inc.	†	45,100	662,519
St. Jude Medical, Inc.	*	89,000	4,467,800
Zimmer Holdings, Inc.	*	114,900	7,748,856

			132,816,374

Metals—1.1%
Allegheny Technologies, Inc.		115,000	4,149,200
Cameco Corporation (Canada)	†	73,200	4,640,148
Quanex Corporation	†	13,100	654,607
RTI International Metals, Inc.	*	162,800	6,178,260
Shaw Group, Inc. (The)	*†	86,600	2,519,194

		Shares	Value

Titanium Metals Corporation	*†	218,101	$13,797,069
Watts Water Technologies, Inc. Class A		4,700	142,363

			32,080,841

Metals & Mining—0.4%
Inco Ltd. (Canada)	†	259,100	11,288,987

Mining—0.1%
Freeport-McMoran Copper & Gold, Inc. Class B	†	41,700	2,243,460

Miscellaneous—0.0%
Li & Fung Ltd. (Hong Kong)		324,000	623,422

Oil & Gas—3.4%
Apache Corporation		110,500	7,571,460
BJ Services Company	†	32,400	1,188,108
Burlington Resources, Inc.		29,100	2,508,420
ConocoPhillips		202,900	11,804,722
Devon Energy Corporation		18,800	1,175,752
Diamond Offshore Drilling, Inc.	†	8,800	612,128
EOG Resources, Inc.	†	8,900	652,993
Frontier Oil Corporation		74,500	2,795,985
Halliburton Company	†	67,000	4,151,320
Headwaters, Inc.	*†	21,500	761,960
Helmerich & Payne, Inc.		54,900	3,398,859
Nabors Industries Ltd.	*	50,500	3,825,375
Newfield Exploration Company	*	16,800	841,176
Occidental Petroleum Corporation		99,100	7,916,108
Plains Exploration & Production Company	*†	51,300	2,038,149
Quicksilver Resources, Inc.	*†	22,724	954,635
Rowan Companies, Inc.		41,900	1,493,316
Schlumberger Ltd.	†	26,600	2,584,190
Smith International, Inc.	†	590,600	21,917,166
Sunoco, Inc.		48,900	3,832,782
Tesoro Petroleum Corporation		20,300	1,249,465
Tetra Technologies, Inc.	*	8,600	262,472
Tidewater, Inc.	†	72,300	3,214,458
Valero Energy Corporation		184,400	9,515,040
Williams Companies, Inc.		41,700	966,189

			97,232,228

Pharmaceuticals—6.5%
Alcon, Inc. (Switzerland)		2,000	259,200
AmerisourceBergen Corporation	†	88,400	3,659,760
Amgen, Inc.	*†	392,000	30,913,120
Barr Pharmaceuticals, Inc.	*	11,400	710,106
Biogen Idec, Inc.	*	317,300	14,383,209
Cardinal Health, Inc.		47,300	3,251,875
Cubist Pharmaceuticals, Inc.	*	7,200	153,000
Endo Pharmaceuticals Holdings, Inc.	*	35,600	1,077,256
Genentech, Inc.	*	453,300	41,930,250
Genzyme Corporation	*	144,700	10,241,866
Gilead Sciences, Inc.	*	259,300	13,646,959
Hospira, Inc.	*	16,500	705,870
Invitrogen Corporation	*	25,800	1,719,312
KOS Pharmaceuticals, Inc.	*†	29,200	1,510,516
McKesson Corporation		35,000	1,805,650
Medco Health Solutions, Inc.	*	37,000	2,064,600
Merck & Company, Inc.		120,400	3,829,924
Meridian Bioscience, Inc.		20,600	414,884

204	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)

Neurocrine Biosciences, Inc.	*	13,000	$815,490
Omnicare, Inc.		285,000	16,307,700
Pfizer, Inc.		734,200	17,121,544
Quidel Corp.	*	8,200	88,232
Roche Holding AG (Switzerland)		26,353	3,938,784
Schering-Plough Corporation		308,000	6,421,800
Sigma Aldrich Corporation		8,400	531,636
Teva Pharmaceutical Industries Ltd. ADR (Israel)	†	63,100	2,713,931
Vertex Pharmaceuticals, Inc.	*	17,100	473,157
Watson Pharmaceuticals, Inc.	*	32,400	1,053,324

			181,742,955

Real Estate—0.1%
CB Richard Ellis Group, Inc. Class A	*	20,000	1,177,000
Prologis REIT		26,400	1,233,408
Sinochem Hong Kong Holding, Ltd. (Bermuda)		1,069,200	198,305

			2,608,713

Restaurants—0.4%
Buffalo Wild Wings, Inc.	*†	17,300	574,533
Cheesecake Factory (The)	*†	69,227	2,588,398
Darden Restaurants, Inc.		103,900	4,039,632
Luby’s, Inc.	*	25,300	336,490
Red Robin Gourmet Burgers, Inc.	*†	5,700	290,472
Yum! Brands, Inc.		48,600	2,278,368

			10,107,893

Retailers—7.5%
Amazon.Com, Inc.	*†	633,000	29,845,950
Circuit City Stores, Inc.		188,700	4,262,733
Coldwater Creek, Inc.	*	8,900	271,717
Costco Wholesale Corporation		33,800	1,672,086
Dillard’s, Inc. Class A	†	43,900	1,089,598
eBay, Inc.	*	1,536,400	66,449,300
Fastenal Company	†	341,400	13,379,466
Longs Drug Stores Corporation		101,500	3,693,585
MarineMax, Inc.	*	13,300	419,881
Men’s Wearhouse, Inc.	*	24,400	718,336
Office Depot, Inc.	*	41,300	1,296,820
Stride Rite Corporation		11,300	153,228
Takashimaya Company Ltd. (Japan)		45,000	718,965
Target Corporation		339,300	18,651,321
Walgreen Company		220,700	9,768,182
Wal-Mart Stores, Inc.		1,119,100	52,373,880
Williams-Sonoma, Inc.	*†	151,700	6,545,855

			211,310,903

Retirement/Aged Care—0.0%
Capital Senior Living Corp.	*	24,400	252,296
Emeritus Corp.	*	10,000	209,500

			461,796

Telecommunications—1.8%
Nokia Corporation ADR (Finland)		2,724,200	49,852,860

		Shares	Value

Telephone Systems—0.6%
Global Payments, Inc.		87,300	$4,069,053
Sprint Nextel Corp.		526,900	12,308,384
Verizon Communications, Inc.		11,800	355,416

			16,732,853

Textiles, Clothing & Fabrics—1.2%
Coach, Inc.	*	120,800	4,027,472
Nike, Inc. Class B		102,600	8,904,654
Phillips-Van Heusen Corporation		11,500	372,600
Polo Ralph Lauren Corporation		18,600	1,044,204
Puma AG Rudolf Dassler Sport (Germany)		65,675	19,011,819
Quiksilver, Inc.	*	136,600	1,890,544

			35,251,293

Transportation—3.5%
Alexander & Baldwin, Inc.		138,759	7,526,288
Burlington Northern Santa Fe Corporation		62,400	4,419,168
CSX Corporation		70,300	3,569,131
Carnival Corporation		166,200	8,886,714
Expedia, Inc.	*†	825,000	19,767,000
Expeditors International Washington, Inc.		4,300	290,293
FedEx Corporation		95,600	9,884,084
Florida East Coast Industries		15,600	660,972
Forward Air Corporation		27,975	1,025,284
Hornbeck Offshore Services, Inc.	*	2,900	94,830
HUB Group, Inc. Class A	*	32,240	1,139,684
Kansas City Southern	*†	208,000	5,081,440
Kirby Corporation	*	19,900	1,038,183
Laidlaw International, Inc.		81,147	1,885,045
Landstar System, Inc.		104,992	4,382,366
Norfolk Southern Corporation		285,100	12,781,033
Overseas Shipholding Group		7,200	362,808
Shun TAK Holdings, Ltd. (Hong Kong)		374,000	343,634
Thor Industries, Inc.		81,660	3,272,116
UTI Worldwide, Inc. (Luxembourg)		55,222	5,126,810
United Parcel Service, Inc. Class B		98,200	7,379,730

			98,916,613

TOTAL COMMON STOCKS (Cost $2,402,099,718)			2,753,237,263

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—10.2%

Institutional Money Market Funds—0.7%
American Beacon Funds		††	$1,214,784	1,214,784
BGI Institutional Fund		††	15,792,166	15,792,166
Goldman Sachs Financial Square Prime Obligations Fund		††	1,214,782	1,214,782
Merrimac Cash Fund—Premium Class		††	1,943,651	1,943,651

				20,165,383

See accompanying notes to financial statements.	205

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Growth Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Bank & Certificate Deposits/Offshore Time Deposits—8.7%
Abbey National PLC
4.290%	01/11/2006	††	$6,073,910	$6,073,910
Bank of Nova Scotia
4.250%	01/27/2006	††	8,503,474	8,503,474
Barclays
4.410%	02/27/2006	††	6,073,910	6,073,910
Barclays
4.270%	01/25/2006	††	6,073,911	6,073,911
BNP Paribas
4.220%	01/24/2006	††	6,073,910	6,073,910
Branch Banker &Trust
4.260%	01/11/2006	††	6,073,910	6,073,910
CIESCO
4.305%	01/06/2006	††	7,288,692	7,288,692
Dexia Group
4.250%	01/09/2006	††	12,147,820	12,147,820
Fairway Finance
4.280%	01/30/2006	††	4,859,128	4,859,128
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	6,024,691	6,024,691
Fortis Bank
4.350%	01/03/2006	††	6,073,911	6,073,911
Greyhawk Funding
4.355%	01/06/2006	††	4,859,128	4,859,128
Greyhawk Funding
4.278%	01/24/2006	††	3,644,346	3,644,346
Jupiter Securitization Corporation
4.266%	01/05/2006	††	2,915,477	2,915,477
Jupiter Securitization Corporation
4.257%	01/04/2006	††	3,644,346	3,644,346
Liberty Street
4.266%	01/05/2006	††	6,029,453	6,029,453
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	24,295,641	24,295,641
National Australia Bank
4.156%	01/03/2006	††	3,408,240	3,408,240
Paradigm Funding LLC
4.303%	01/03/2006	††	7,858,445	7,858,445
Paradigm Funding LLC
4.297%	01/09/2006	††	4,859,128	4,859,128
Prefco
4.312%	01/04/2006	††	3,644,346	3,644,346
Rabobank Nederland
4.150%	01/03/2006	††	6,073,911	6,073,911
Ranger Funding
4.291%	01/18/2006	††	4,859,128	4,859,128
Royal Bank of Canada
4.250%	01/24/2006	††	8,503,474	8,503,474
Royal Bank of Canada
4.220%	01/20/2006	††	6,073,910	6,073,910
Royal Bank of Scotland
4.310%	02/01/2006	††	12,147,820	12,147,820
Royal Bank of Scotland
4.250%	01/23/2006	††	6,073,910	6,073,910
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	3,644,346	3,644,346
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	6,073,910	6,073,910
Societe Generale
4.280%	01/30/2006	††	4,859,128	4,859,128
The Bank of the West
4.290%	01/25/2006	††	6,073,910	6,073,910

Coupon Rate	Maturity Date		Face	Value

UBS AG
4.260%	01/10/2006	††	$6,073,910	$6,073,910
UBS AG
4.255%	01/18/2006	††	7,288,692	7,288,692
Wells Fargo
4.290%	01/30/2006	††	9,718,257	9,718,257
Wells Fargo
4.270%	01/03/2006	††	6,073,908	6,073,908
Yorktown Capital LLC
4.330%	01/04/2006	††	5,438,821	5,438,821
Yorktown Capital LLC
4.266%	01/05/2006	††	6,029,451	6,029,451

				245,432,303

Floating Rate Instruments/Master Notes—0.8%
Bank of America
4.270%	01/17/2006	††	4,859,128	4,859,128
Bank of America
4.230%	01/20/2006	††	6,073,910	6,073,910
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	4,859,128	4,859,128
Rabobank Nederland
4.100%	05/31/2006	††	6,073,910	6,073,910

				21,866,076

TOTAL CASH EQUIVALENTS (Cost $287,463,762)				287,463,762

REPURCHASE AGREEMENTS—2.3%

IBT Repurchase Agreement dated 12/31/2005 due 01/03/2006, with a maturity value of $63,694,911 and an effective yield of 3.65% collateralized by U.S. Goverment Obligations with rates ranging from 4.057% to 7.875%, maturity dates ranging from 05/25/2015 to 12/15/2034 and an aggregate market value of $66,852,542.			63,669,090	63,669,090

TOTAL INVESTMENTS—110.2%
(Cost $2,753,232,570)				3,104,370,115
Other assets less liabilities—(10.2%)				(287,567,582)

NET ASSETS—100.0%				$2,816,802,533

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

††	Represents collateral received from securities lending transactions.

206	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—94.6%

Advertising—0.4%
Hakuhodo DY Holdings, Inc. (Japan)	Ø	26,800	$1,890,909
Maiden Group PLC (United Kingdom)		183,992	297,194
Marchex, Inc. Class B	*†	134,900	3,033,901

			5,222,004

Aerospace & Defense—0.5%
Armor Holdings, Inc.	*†	40,300	1,718,795
MTU Aero Engines Holding AG (Germany)	Ø*	140,400	4,335,519

			6,054,314

Airlines—0.1%
AirAsia Berhad (Malaysia)	*	2,623,700	1,103,233

Apparel Retailers—1.5%
AnnTaylor Stores Corporation	*	134,400	4,639,488
Charming Shoppes, Inc.	Ø*	149,500	1,973,400
Christopher & Banks Corporation		269,000	5,051,820
Eddie Bauer Holdings, Inc.	Ø*†	227,000	3,405,000
Finish Line Class A		191,100	3,328,962
Under Armour, Inc.—Class A	*†	21,132	809,567

			19,208,237

Automotive—2.0%
Brembo SpA (Italy)		213,136	1,605,226
General Motors Corporation	†	638,000	12,389,960
Group 1 Automotive, Inc.	Ø*	62,500	1,964,375
Oshkosh Truck Corporation		216,500	9,653,735

			25,613,296

Banking—1.7%
77 Bank Ltd. (The) (Japan)	Ø	264,800	2,019,365
Cattles PLC (United Kingdom)	Ø	489,552	2,767,145
First Republic Bank		49,600	1,835,696
FirstFed Financial Corporation	*	33,500	1,826,420
Gunma Bank Ltd. (Japan)	Ø	289,000	2,133,676
Investors Financial Services Corporation		40,300	1,484,249
KNBT Bancorp, Inc.		117,000	1,905,930
Krung Thai Bank PCL (Thailand)	‡	6,372,100	1,694,046
PFF Bancorp, Inc.	Ø	75,420	2,301,818
RHB Capital Berhad (Malaysia)		1,634,300	954,563
TMB Bank PCL (Thailand)	*‡	14,478,200	1,518,445
Verwalt & Privat-Bank AG (Liechtenstein)		5,600	933,383

			21,374,736

Beverages, Food & Tobacco—1.0%
AWB Ltd. (Australia)		434,721	1,951,653
Carlsberg AS Class B (Germany)		19,830	1,060,633
Coca-Cola West Japan Company Ltd. (Japan)	Ø	73,000	1,703,722
Gold Kist, Inc.	*	113,500	1,696,825
Morinaga & Co., Ltd. (Japan)	Ø	921,900	2,878,092
Northern Foods PLC (United Kingdom)		652,036	1,693,625
Premium Standard Farms, Inc.		100,500	1,503,480

			12,488,030

		Shares	Value

Bio-Technology—0.3%
deCODE genetics, Inc.	*†	428,500	$3,539,410

Building Materials—3.2%
Cemex SA de CV (Mexico)		3,138,166	18,604,952
Cemex SA de CV ADR (Mexico)	†	204,394	12,126,696
Interline Brands, Inc.	*	252,300	5,739,825
Praktiker Bau- und Heimwerkermaerkte AG (Germany)	*	63,333	1,138,712
Sumitomo Osaka Cement Company Ltd. (Japan)	Ø	624,400	1,827,090

			39,437,275

Chemicals—1.0%
Ciba Specialty Chemicals AG (Switzerland)		15,600	1,006,399
EMS-Chemie Holding AG (Switzerland)		15,265	1,347,054
Rhodia SA (France)	Ø*	1,168,370	2,486,948
SGL Carbon AG (Germany)	*†	72,762	1,196,227
Taiyo Ink Manufacturing Company Ltd. (Japan)	Ø	61,400	2,968,290
Tokyo Ohka Kogyo Company Ltd. (Japan)	Ø	50,100	1,441,085
Yule Catto & Company PLC (United Kingdom)	Ø	442,135	2,012,528

			12,458,531

Coal—0.1%
Grande Cache Coal Corp. (Canada)	*	419,700	1,182,709

Commercial Services—10.2%
Advisory Board Company (The)	*	106,800	5,091,156
American Reprographics Co.	Ø*	93,300	2,370,753
Apollo Group, Inc. Class A	*	182,300	11,021,858
Applera Corporation Celera Genomics Group	*	133,600	1,464,256
Ariad Pharmaceuticals, Inc.	Ø*†	396,800	2,321,280
BISYS Group, Inc. (The)	*	82,000	1,148,820
Bacou Dalloz SA (France)		13,346	1,151,518
Cegedim SA (France)		10,323	890,465
Corinthian Colleges, Inc.	Ø*	175,000	2,061,500
CV Therapeutics, Inc.	Ø*†	100,000	2,473,000
Digitas, Inc.	*	270,900	3,391,668
Education Management Corporation	*	246,500	8,260,215
Exelixis, Inc.	Ø*	254,425	2,396,683
FKI PLC (United Kingdom)		820,400	1,637,462
Grupo Aeroportuario del Sureste SA de CV, ADR (Mexico)	†	53,500	1,730,190
Heartland Payment Systems, Inc.	*	12,000	259,920
Incyte Corporation	*	319,400	1,705,596
Korn Ferry International	*	383,000	7,158,270
Laureate Education, Inc.	*	121,700	6,390,467
Leighton Holdings Ltd. (Australia)		52,677	690,679
Maximus, Inc.		50,100	1,838,169
Mobile Mini, Inc.	*	105,100	4,981,740
Navigant Consulting, Inc.	*	206,800	4,545,464
Nishimatsu Construction Company Ltd. (Japan)	Ø†	210,000	861,857

See accompanying notes to financial statements.	207

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)

Qiagen NV (Netherlands)	*†	143,415	$1,675,044
Regis Corporation		43,300	1,670,081
Rentech, Inc.	Ø*	653,500	2,489,835
Resources Connection, Inc.	*	160,100	4,172,206
Ritchie Brothers Auctioneers, Inc. (Canada)	Ø†	47,100	1,989,975
Senomyx, Inc.	*	334,523	4,054,419
Symyx Technologies, Inc.	*	167,300	4,565,617
Sypris Solutions, Inc.		97,900	977,042
TAC Acquisition Corp.	Ø	373,000	2,331,250
Toppan Forms Company Ltd. (Japan)	Ø	137,000	1,966,617
United Rentals, Inc.	Ø*†	94,700	2,215,033
Waste Connections, Inc.	*	138,600	4,776,156
Waste Management, Inc.		557,000	16,904,950
Wright Express Corporation	Ø*	100,500	2,211,000

			127,842,211

Communications—0.4%
EFJ, Inc.	*	73,400	745,010
New Skies Satellites Holdings, Ltd. (Bermuda)		41,800	909,986
SBA Communications Corporation	*	116,200	2,079,980
SeaChange International, Inc.	*	218,500	1,726,150

			5,461,126

Computer Software & Processing—4.3%
Activision, Inc.	*	216,399	2,973,322
Agile Software Corporation	*	307,500	1,838,850
Altiris, Inc.	*	76,400	1,290,396
Blackbaud, Inc.		102,471	1,750,205
CNET Networks, Inc.	*†	260,800	3,831,152
Dassault Systemes SA (France)	Ø	40,000	2,247,082
Digital Insight Corporation	*	31,300	1,002,226
Factset Research Systems, Inc.	†	92,700	3,815,532
Global Cash Access, Inc.	*	44,400	647,796
Jack Henry & Associates, Inc.		317,900	6,065,532
Kronos, Inc.	*†	62,700	2,624,622
Matrix One, Inc.	*	360,600	1,799,394
Misys PLC (United Kingdom)		216,550	887,516
Motive, Inc.	*	204,400	631,596
MYOB Ltd. (Australia)		1,984,254	1,543,922
National Instruments Corporation		79,300	2,541,565
OBIC Business Consultants Ltd. (Japan)	Ø	48,950	2,684,767
Obic Company Ltd. (Japan)	Ø	12,800	2,819,234
Open Solutions, Inc.	*†	201,700	4,622,964
RSA Security, Inc.	*†	206,700	2,321,241
RightNow Technologies, Inc.	*†	186,200	3,437,252
Skillsoft PLC ADR (Ireland)	*	420,600	2,313,300
Teleca AB Class B (Sweden)	*	23,050	103,515
Unit 4 Agresso NV (Netherlands)	*	32,536	467,133

			54,260,114

Computers & Information—2.1%
Dell, Inc.	*	701,000	21,022,990
Dot Hill Systems Corporation	*	222,500	1,541,925
Iomega Corporation	*	404,000	1,005,960
Nuance Communications, Inc.	Ø*†	369,200	2,816,996

			26,387,871

		Shares	Value

Cosmetics & Personal Care—0.2%
Milbon Company Ltd. (Japan)	Ø	36,840	$1,185,917
Uni-Charm Corporation (Japan)	Ø	23,500	1,056,049

			2,241,966

Diversified Operations—0.2%
MG Technologies AG (Germany)	*	216,263	2,670,255

Electric Utilities—0.3%
AEM SpA (Italy)	†	928,900	1,764,958
KFX, Inc.	Ø*†	126,000	2,155,860

			3,920,818

Electrical Equipment—0.3%
GrafTech International Ltd.	Ø*	323,800	2,014,036
Munters AB (Sweden)	Ø	81,900	2,253,507

			4,267,543

Electronics—6.1%
Adaptec, Inc.	Ø*	405,500	2,360,010
Cymer, Inc.	*†	118,900	4,222,139
EDO Corporation		56,900	1,539,714
Elmos Semiconductor (Germany)		88,979	940,327
Enplas Corp. (Japan)	Ø	35,800	992,086
Hutchinson Technology, Inc.	Ø*	83,700	2,381,265
Imation Corporation	Ø	44,500	2,050,115
Integrated Device Technology, Inc.	*	311,300	4,102,934
International Rectifier Corporation	*	22,000	701,800
Koninklijke (Royal) Philips Electronics NV NY Shares (Netherlands)		278,000	8,645,800
Koninklijke Philips Electronics NV (Netherlands)		897,000	27,743,617
Kontron AG (Germany)	*	105,418	925,972
Leadis Technology, Inc.	*	197,400	1,016,610
Minebea Company Ltd. (Japan)	Ø	311,500	1,667,601
OSI Systems, Inc.	Ø*†	121,500	2,234,385
PMC-Sierra, Inc.	*†	338,900	2,612,919
Radstone Technology PLC (United Kingdom)		171,927	734,185
Semtech Corporation	*	280,000	5,112,800
Silicon Laboratories, Inc.	*†	114,100	4,182,906
Spatialight, Inc.	*†	381,500	1,323,805
Ultra Electronics Holdings PLC (United Kingdom)		57,200	973,143

			76,464,133

Entertainment & Leisure—2.3%
Discovery Holding Company Class A	*	192,710	2,919,557
EMI Group PLC (United Kingdom)		214,600	893,453
Walt Disney Company		827,000	19,823,190
WMS Industries, Inc.	*†	183,100	4,593,979

			28,230,179

Financial Services—2.9%
American Home Mortgage Investment Corporation REIT	†	54,000	1,758,780
Canaccord Capital, Inc. (Canada)	Ø†	194,000	2,474,227

208	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)

CapitalSource, Inc.	†	116,600	$2,611,840
Certegy, Inc.		161,300	6,542,328
D Carnegie AB (Sweden)		75,500	1,110,714
DiamondRock Hospitality Co. REIT		109,000	1,303,640
Dundee Real Estate Investment Trust REIT (Canada)		51,000	1,122,655
Dundee Wealth Management, Inc. (Canada)		188,000	1,624,771
Education Realty Trust, Inc. REIT	Ø	186,500	2,403,985
GMP Capital Corporation (Canada)		77,326	1,186,880
GS Holdings Corp. (South Korea)	*	38,290	890,431
IntercontinentalExchange, Inc.	Ø*	58,000	2,108,300
Medical Properties Trust, Inc. REIT		56,000	547,680
Medical Properties Trust, Inc. REIT	‡	102,500	1,002,450
MFA Mortgage Investments, Inc. REIT		247,000	1,407,900
MLP AG (Germany)		37,597	774,697
Nasdaq Stock Market Inc.	Ø*†	62,000	2,181,160
OPTI Canada, Inc. 144A (Canada)	Ø* **	89,200	2,916,286
optionsXpress Holdings, Inc.	†	76,400	1,875,620
Value Line, Inc.		21,200	746,452

			36,590,796

Food Retailers—1.1%
Familymart Company Ltd. (Japan)	Ø	73,100	2,470,833
Ministop Co., Ltd. (Japan)	Ø	49,200	1,121,055
Panera Bread Company Class A	*†	89,900	5,904,632
Pantry, Inc. (The)	*	86,600	4,069,334

			13,565,854

Forest Products & Paper—0.3%
M-real Oyj—Class B (Finland)	Ø	401,600	1,998,795
PaperlinX Ltd. (Australia)		593,542	1,667,954

			3,666,749

Health Care Providers—2.6%
Amsurg Corporation	*	64,450	1,473,327
BioMerieux (France)		30,029	1,576,034
Coventry Health Care, Inc.	*	296,850	16,908,576
DaVita, Inc.	*	191,900	9,717,816
MedCath Corporation	*†	82,500	1,530,375
Rotech Healthcare, Inc.	*†	52,000	871,520
Symbion, Inc.	*	40,300	926,900

			33,004,548

Heavy Construction—0.5%
Blount International, Inc.	*	85,500	1,362,015
Hellenic Technodomiki Tev SA (Greece)	Ø	318,310	2,042,678
Multiplex Group (Australia)		384,100	883,188
YTL Corporation Berhad (Malaysia)		1,014,300	1,435,780

			5,723,661

Heavy Machinery—3.8%
Actuant Corporation Class A	*	260,300	14,524,740
Agco Corporation	Ø†	145,300	2,407,621

		Shares	Value

Asyst Technologies, Inc.	*	324,000	$1,853,280
Chofu Seisakusho Company Ltd. (Japan)	Ø	43,000	951,792
Disco Corporation (Japan)	Ø†	63,000	3,351,957
Entegris, Inc.	*	379,300	3,573,006
FMC Technologies, Inc.	*†	169,000	7,253,480
Grant Prideco, Inc.	*	99,600	4,394,352
Hydril	*	53,200	3,330,320
Modec, Inc. (Japan)	Ø†	40,300	1,264,182
Terex Corporation	*	32,500	1,930,500
Union Tool Company (Japan)	Ø†	55,200	2,618,553

			47,453,783

Home Construction, Furnishings & Appliances—0.9%
Parkervision, Inc.	*†	169,700	1,544,270
Standard-Pacific Corporation		38,600	1,420,480
Toll Brothers, Inc.	*†	232,000	8,036,480

			11,001,230

Industrial—Diversified—1.1%
Roper Industries, Inc.		248,600	9,822,186
Yankee Candle Company, Inc.	Ø	158,800	4,065,280

			13,887,466

Insurance—10.8%
AON Corporation		825,100	29,662,345
Baloise Holding Ltd. Class R (Switzerland)		33,223	1,932,060
Benfield Group Ltd. (Bermuda)		292,678	1,805,094
Fairfax Financial Holdings Ltd. (Canada)	†	166,880	23,923,917
Fuji Fire & Marine Insurance (Japan)	Ø	302,600	1,154,110
HCC Insurance Holdings, Inc.	Ø	69,250	2,055,340
Helvetia Patria (Switzerland)	†	8,435	1,777,163
Infinity Property & Casualty Corporation		51,400	1,912,594
Jardine Lloyd Thompson Group PLC (United Kingdom)	Ø	301,386	2,577,163
Kansas City Life Insurance Company		31,300	1,567,504
Millea Holdings, Inc. (Japan)	Ø	1,820	31,396,789
Nipponkoa Insurance Company Ltd. (Japan)	Ø	4,027,000	32,286,192
Platinum Underwriters Holdings Ltd. (Bermuda)		59,930	1,862,025
TrygVesta AS (Denmark)	*	22,650	1,140,323

			135,052,619

Lodging—0.8%
Resorts World Berhad (Malaysia)	Ø	687,400	2,038,495
Station Casinos, Inc.		116,800	7,919,040

			9,957,535

Media—Broadcasting & Publishing—10.2%
Comcast Corporation Special Class A	*	796,000	20,449,240
DIRECTV Group, Inc. (The)	*	1,251,000	17,664,120
Emap PLC (United Kingdom)		127,200	1,889,462
GCAP Media PLC (United Kingdom)	Ø	513,112	2,558,546
Gray Television, Inc.	Ø	201,800	1,981,676
Liberty Media Corporation Class A	*	2,409,100	18,959,617
LIN TV Corporation Class A	*	175,200	1,951,728
M6—Metropole Television (France)		36,000	995,537

See accompanying notes to financial statements.	209

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)

Nexstar Broadcasting Group, Inc. Class A	*	174,500	$874,245
Shaw Communications, Inc. Class B (Canada)	Ø*†	1,203,400	26,089,712
SKY Perfect Communications, Inc. (Japan)	Ø	1,966	1,536,508
Vivendi Universal SA (France)	Ø	719,700	22,449,480
Vivendi Universal SA ADR (France)	Ø	250,300	7,866,929
Wolters Kluwer NV (Netherlands)	Ø	103,700	2,089,653

			127,356,453

Medical Equipment & Supplies—0.3%
Sorin SpA (Italy)	*†	884,397	1,776,725
SSL International PLC (United Kingdom)	Ø	374,190	1,963,172

			3,739,897

Medical Supplies—1.7%
Bio-Rad Laboratories, Inc. Class A	Ø*	37,600	2,460,544
Biosite, Inc.	Ø*†	42,000	2,364,180
Credence Systems Corporation	*	203,500	1,416,360
FEI Company	*	233,900	4,483,863
Hamamatsu Photonics KK (Japan)	Ø†	68,200	1,996,457
Hogy Medical Company Ltd. (Japan)	Ø†	34,500	1,859,025
MKS Instruments, Inc.	*	111,500	1,994,735
PolyMedica Corporation	Ø†	64,700	2,165,509
Respironics, Inc.	*	69,700	2,583,779

			21,324,452

Metals—1.1%
African Rainbow Minerals, Ltd. (South Africa)	*	143,800	949,398
Carpenter Technology Corporation	Ø	32,900	2,318,463
Cleveland-Cliffs, Inc.	†	20,700	1,833,399
First Quantum Minerals Ltd. (Canada)	Ø	81,000	2,584,368
NCI Building Systems, Inc.	*†	42,500	1,805,400
Simpson Manufacturing Company, Inc.		39,500	1,435,825
Steel Dynamics, Inc.	Ø†	57,800	2,052,478
Wheeling-Pittsburgh Corporation	*†	125,400	1,131,108

			14,110,439

Miscellaneous—0.2%
Bangkok Expressway PCL (Thailand)	‡	1,757,000	912,783
Hagemeyer NV (Netherlands)	Ø*†	648,764	2,098,444

			3,011,227

Oil & Gas—3.2%
Alon USA Energy, Inc.	*	76,600	1,505,190
Basic Energy Services, Inc.	*	76,500	1,526,175
Bill Barrett Corporation	*	98,000	3,783,780
Bronco Drilling Co., Inc.	*	57,000	1,311,570
Cabot Oil & Gas Corporation		43,250	1,950,575
China Oilfield Services Ltd. (China)		3,291,900	1,323,989

		Shares	Value

Compton Petroleum Corp. (Canada)	*	110,000	$1,611,135
Denbury Resources, Inc.	*	75,600	1,722,168
Encore Acquisition Company	Ø*	187,649	6,012,274
Hercules Offshore, Inc.	*	61,200	1,738,692
Japan Petroleum Exploration Company (Japan)	Ø†	65,600	4,139,261
OPTI Canada, Inc. (Canada)	*	3,600	117,698
Penn Virginia Corporation		34,000	1,951,600
Stone Energy Corporation	Ø*†	56,000	2,549,680
Swift Energy Company	*	30,500	1,374,635
Synenco Energy, Inc.—Class A (Canada)	*	28,000	408,668
Syntroleum Corporation	*†	197,700	1,785,231
Union Drilling, Inc.	*	26,000	377,780
Western Oil Sands, Inc. Class A (Canada)	*	77,656	1,849,776
W-H Energy Services, Inc.	*	74,300	2,457,844

			39,497,721

Pharmaceuticals—5.0%
Abgenix, Inc.	Ø*†	158,500	3,409,335
Alkermes, Inc.	*†	149,700	2,862,264
Altana AG (Germany)		22,800	1,231,372
Array BioPharma, Inc.	*	260,200	1,824,002
Atherogenics, Inc.	*†	108,900	2,179,089
Bachem AG Class B (Switzerland)		20,170	1,152,911
Cambridge Antibody Technology Group (United Kingdom)	*	116,400	1,400,346
Cephalon, Inc.	*†	58,900	3,813,186
Cubist Pharmaceuticals, Inc.	*	283,800	6,030,750
Dr. Reddy’s Laboratories, Ltd., ADR (India)		70,600	1,524,960
Encysive Pharmaceuticals, Inc.	Ø*†	294,000	2,319,660
Far East Pharmaceutical Tech (Hong Kong)	*‡d	6,152,600	—
Henry Schein, Inc.	*†	188,000	8,204,320
Human Genome Sciences, Inc.	*†	203,500	1,741,960
Immucor, Inc.	*	140,700	3,286,752
Kobayashi Pharmaceutical Company Ltd. (Japan)	Ø	117,400	3,513,802
Medicines Company	*†	80,500	1,404,725
Mochida Pharmaceutical Company Ltd. (Japan)	Ø†	259,300	2,134,350
NBTY, Inc.	Ø*	134,600	2,187,250
Neurocrine Biosciences, Inc.	*	82,600	5,181,498
Omnicare, Inc.		84,900	4,857,978
Shionogi & Company Ltd. (Japan)		94,600	1,330,309
Viropharma, Inc.	*	49,100	910,805

			62,501,624

Real Estate—0.4%
Acadia Realty Trust REIT		93,000	1,864,650
Housevalues, Inc.	*†	147,600	1,923,228
Mirvac Group (Australia)		349,400	1,053,790

			4,841,668

Restaurants—0.5%
Luminar PLC (United Kingdom)		122,500	1,022,669
PF Chang’s China Bistro, Inc.	*†	88,300	4,382,329
Sodexho Alliance SA (France)		23,900	980,207

			6,385,205

210	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)

Retailers—3.4%
AC Moore Arts & Crafts, Inc.	*†	177,700	$2,585,533
Belluna Co., Ltd. (Japan)	Ø†	28,400	1,223,591
GameStop Corp.—Class A	Ø*†	69,200	2,201,944
Harvey Norman Holdings Ltd. (Australia)		357,200	763,828
Kesa Electricals PLC (United Kingdom)		229,000	1,025,849
MarineMax, Inc.	*	104,400	3,295,908
Matsumotokiyoshi Company Ltd. (Japan)	Ø	32,900	1,043,999
O’Reilly Automotive, Inc.	*	387,200	12,394,272
Petco Animal Supplies, Inc.	*	236,200	5,184,590
School Specialty, Inc.	*†	187,700	6,839,788
Tuesday Morning Corporation	†	150,100	3,140,092
UNY Company Ltd. (Japan)	Ø	156,800	2,472,862

			42,172,256

Telecommunications—0.7%
KDDI Corporation (Japan)	Ø	1,483	8,587,504

Telephone Systems—3.0%
Adtran, Inc.		121,900	3,625,306
Fairpoint Communications, Inc.	Ø†	244,500	2,533,020
NTT DoCoMo, Inc. (Japan)	Ø	8,500	12,948,020
Nextel Partners, Inc. Class A	*	73,700	2,059,178
NII Holdings, Inc. Class B	*†	354,200	15,471,456
RCN Corp.	*†	64,500	1,512,525

			38,149,505

Textiles, Clothing & Fabrics—0.3%
Gildan Activewear, Inc. (Canada)	Ø*	46,500	1,992,525
Timberland Company Class A	Ø*	68,900	2,242,695

			4,235,220

Transportation—1.4%
Adsteam Marine Ltd. (Australia)		964,816	1,314,469
American Commercial Lines, Inc.	*	23,900	723,931
Aries Maritime Transport, Ltd. (Bermuda)		148,500	1,934,955
Arlington Tankers Ltd. (Bermuda)	Ø	103,500	2,251,125
Beijing Capital International Airport Company Ltd. (China)		2,473,900	1,131,418
FirstGroup PLC (United Kingdom)	Ø	447,208	3,081,993
Freightcar America, Inc.	Ø	43,000	2,067,440
Maritrans, Inc.		46,800	1,217,736
Railpower Technologies Corporation (Canada)	*	208,300	1,152,564
Railpower Technologies Corporation 144A (Canada)	‡**	183,600	1,015,894
Sinotrans Ltd. Class H (China)		3,806,700	1,540,554

			17,432,079

Transportation Equipment Leasing—0.2%
TAL International Group, Inc.	Ø*	123,500	2,550,275

TOTAL COMMON STOCKS (Cost $909,665,931)			1,185,227,757

		Shares	Value

PREFERRED STOCKS—0.1%

Financial Services—0.1%
Medical Properties Trust, Inc. Preferred, 144A (Cost $754,890)	*‡**	73,500	$718,830

Coupon Rate	Maturity Date		Face	Value

COMMERCIAL PAPER—0.7%

Banking—0.3%
Preferred Receivables Funding, 144A
4.300%	01/20/2006	**	$3,000,000	2,992,833

Financial Services—0.4%
Fairway Finance Corp., 144A
4.320%	01/23/2006	**	1,250,000	1,246,550
Falcon Asset Securitization Corp., 144A
4.320%	01/17/2006	**	1,500,000	1,496,940
Park Avenue Receivables Corp., 144A
4.330%	01/12/2006	**	2,400,000	2,396,536

				5,140,026

TOTAL COMMERCIAL PAPER (Cost $8,132,859)				8,132,859

CASH EQUIVALENTS—18.4%

Institutional Money Market Funds—1.3%
American Beacon Funds		††	973,422	973,422
BGI Institutional Fund		††	12,654,484	12,654,484
Goldman Sachs Financial Square Prime Obligations Fund		††	973,422	973,422
Merrimac Cash Fund—Premium Class		††	1,557,475	1,557,475

				16,158,803

Bank & Certificate Deposits/Offshore Time Deposits—15.7%
Abbey National PLC
4.290%	01/11/2006	††	4,867,109	4,867,109
Bank of Nova Scotia
4.250%	01/27/2006	††	6,813,953	6,813,953
Barclays
4.410%	02/27/2006	††	4,867,109	4,867,109
Barclays
4.270%	01/25/2006	††	4,867,109	4,867,109
BNP Paribas
4.220%	01/24/2006	††	4,867,109	4,867,109
Branch Banker &Trust
4.260%	01/11/2006	††	4,867,109	4,867,109
CIESCO
4.305%	01/06/2006	††	5,840,531	5,840,531
Dexia Group
4.250%	01/09/2006	††	9,734,219	9,734,219
Fairway Finance
4.280%	01/30/2006	††	3,893,688	3,893,688
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	4,827,670	4,827,670
Fortis Bank
4.350%	01/03/2006	††	4,867,109	4,867,109
Greyhawk Funding
4.355%	01/06/2006	††	3,893,688	3,893,688

See accompanying notes to financial statements.	211

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Aggressive Opportunities Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Greyhawk Funding
4.278%	01/24/2006	††	$2,920,266	$2,920,266
Jupiter Securitization Corporation
4.266%	01/05/2006	††	2,336,212	2,336,213
Jupiter Securitization Corporation
4.257%	01/04/2006	††	2,920,266	2,920,266
Liberty Street
4.266%	01/05/2006	††	4,831,485	4,831,485
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	19,468,437	19,468,437
National Australia Bank
4.156%	01/03/2006	††	2,731,071	2,731,071
Paradigm Funding LLC
4.303%	01/03/2006	††	6,297,082	6,297,082
Paradigm Funding LLC
4.297%	01/09/2006	††	3,893,687	3,893,688
Prefco
4.312%	01/04/2006	††	2,920,266	2,920,266
Rabobank Nederland
4.150%	01/03/2006	††	4,867,109	4,867,109
Ranger Funding
4.291%	01/18/2006	††	3,893,688	3,893,688
Royal Bank of Canada
4.250%	01/24/2006	††	6,813,953	6,813,953
Royal Bank of Canada
4.220%	01/20/2006	††	4,867,109	4,867,109
Royal Bank of Scotland
4.310%	02/01/2006	††	9,734,219	9,734,219
Royal Bank of Scotland
4.250%	01/23/2006	††	4,867,109	4,867,109
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	2,920,266	2,920,266
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	4,867,109	4,867,109
Societe Generale
4.280%	01/30/2006	††	3,893,687	3,893,687
The Bank of the West
4.290%	01/25/2006	††	4,867,109	4,867,109
UBS AG
4.260%	01/10/2006	††	4,867,109	4,867,109
UBS AG
4.255%	01/18/2006	††	5,840,531	5,840,531
Wells Fargo
4.290%	01/30/2006	††	7,787,375	7,787,375
Wells Fargo
4.270%	01/03/2006	††	4,867,109	4,867,109
Yorktown Capital LLC
4.330%	01/04/2006	††	4,358,204	4,358,204
Yorktown Capital LLC
4.266%	01/05/2006	††	4,831,485	4,831,485

				196,668,348

Coupon Rate	Maturity Date		Face	Value

Floating Rate Instruments/Master Notes—1.4%
Bank of America
4.270%	01/17/2006	††	$3,893,687	$3,893,687
Bank of America
4.230%	01/20/2006	††	4,867,109	4,867,109
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	3,893,687	3,893,687
Rabobank Nederland
4.100%	05/31/2006	††	4,867,109	4,867,109

				17,521,592

TOTAL CASH EQUIVALENTS (Cost $230,348,743)				230,348,743

REPURCHASE AGREEMENTS—2.9%

IBT Repurchase Agreement dated 12/30/05 due 01/03/06, with a maturity value of $36,734,378 and an effective yield of 3.65% collateralized by the U.S. Government Agency Obligations with rates ranging from 3.519% to 7.375%, maturity dates ranging from 7/1/16 to 1/1/34 and an aggregate market value of $39,555,461.			36,719,490	36,719,490

TOTAL INVESTMENTS—116.7% (Cost $1,185,621,913)				1,461,147,679
Other assets less liabilities—(16.7%)				(208,734,344)

NET ASSETS—100.0%				$1,252,413,335

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Ø	Security has been pledged as collateral for forward foreign currency exchange contracts.

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

‡	Security valued at fair value as determined by policies approved by the board of directors.

††	Represents collateral received from securities lending transactions.

**

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.87% of Total Investments.

d	Security has no market value at 12/31/2005.

212	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—96.2%

Australia—0.8%
Amcor Ltd.		124,870	$680,940
Brambles Industries Ltd.		58,371	432,361
Foster’s Group Ltd.		158,548	647,793
Insurance Australia Group Ltd.		79,509	315,047
Macquarie Bank Ltd.		9,840	489,427
Promina Group Ltd.		94,200	333,540
Rinker Group Ltd.		135,955	1,628,199
Wesfarmers Ltd.		19,100	515,901
Woolworths Ltd.		62,215	767,034

			5,810,242

Austria—0.5%
Erste Bank der Oesterreichischen Sparkassen AG		13,800	763,863
Raiffeisen International Bank Holding AG	*	4,800	312,772
Telekom Austria AG		24,654	550,938
Wiener Staedtische Allgemeine Versicherung AG		27,321	1,598,789

			3,226,362

Belgium—2.3%
Fortis		335,600	10,635,415
Interbrew		114,210	4,945,966
UCB SA		19,400	908,177

			16,489,558

Brazil—0.2%
Telesp Celular Partcipacoes SA ADR		372,318	1,407,362

Canada—3.4%
Abitibi-Consolidated, Inc.		71,000	283,392
Alcan Aluminum Ltd.		85,000	3,477,173
Cameco Corporation		28,500	1,801,298
Canadian Natural Resources, Ltd.		26,000	1,283,409
Canadian Tire Corp.-Class A		2,400	142,952
Corus Entertainment, Inc. Class B		4,200	112,240
EnCana Corporation		136,600	6,149,633
Inco Ltd.		39,100	1,703,587
Loblaw Cos., Ltd.		10,700	516,624
Manulife Financial Corporation		15,000	877,131
Methanex Corp.		27,300	511,159
Noranda, Inc.		28,842	852,290
Potash Corporation of Saskatchewan, Inc. (foreign shares)		25,700	2,049,396
Rogers Communications, Inc.— Class B		10,400	438,270
Suncor Energy, Inc.		21,400	1,343,938
Telus Corporation		23,300	955,150
Telus Corporation Non-voting Shares		35,000	1,399,101
Toronto-Dominion Bank		14,400	753,980

			24,650,723

China—0.2%
China Construction Bank—Class H, 144A	* * *	3,838,500	1,336,654

		Shares	Value

Denmark—0.2%
Novo Nordisk A/S Class B		18,600	$1,042,373
Vestas Wind Systems A/S	*	26,900	438,246

			1,480,619

Finland—0.4%
Fortum Oyj		93,900	1,753,395
Nokia Oyj		34,800	635,562
Stora Enso Oyj Class R		42,400	571,487

			2,960,444

France—7.9%
Accor SA		47,500	2,601,276
Air Liquide		5,445	1,042,672
AXA		141,768	4,559,413
BNP Paribas		75,300	6,057,762
Bouygues SA		97,900	4,764,767
Carrefour SA		123,258	5,744,918
Cie Generale D’Optique Essilor International SA		8,900	715,080
Dassault Systemes SA		11,700	657,271
Groupe Danone		12,700	1,327,715
JC Decaux SA	*	66,763	1,549,555
LVMH Moet Hennessy Louis Vuitton SA		42,700	3,775,018
Lafarge SA		19,600	1,755,220
L’Oreal SA		13,300	983,866
PagesJaunes SA		118,391	3,068,671
Pinault-Printemps-Redoute SA		36,101	4,049,821
Renault SA		7,500	608,147
Safran SA		80,702	1,921,714
Sanofi-Synthelabo SA		63,758	5,558,767
Schneider Electric SA		32,500	2,886,164
Societe Generale Class A		8,900	1,089,224
Total SA		2,600	652,942
Veolia Environnement		20,400	918,858
Vivendi Universal SA		21,700	676,884

			56,965,725

Germany—7.2%
Allianz AG		57,585	8,674,481
Altana AG		7,700	415,858
Bayer AG		57,600	2,399,487
Bayerische Motoren Werke AG		16,900	735,609
Commerzbank AG		189,100	5,783,978
DaimlerChrysler AG		35,900	1,822,191
Deutsche Bank AG		11,200	1,078,325
Deutsche Boerse AG		5,389	548,902
Deutsche Post AG		187,697	4,522,313
Heidelberger Druckmaschinen		28,434	1,084,212
Infineon Technologies AG	*	61,900	561,530
Infineon Technologies AG ADR	*	31,800	289,380
RWE AG		26,916	1,977,791
SAP AG		24,306	4,361,478
SAP AG ADR		7,700	347,039
Siemens AG		96,593	8,233,771
E.ON AG		73,234	7,535,742
Volkswagen AG		25,900	1,358,137

			51,730,224

Greece—0.1%
OPAP SA		20,000	686,710

See accompanying notes to financial statements.	213

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)

Hong Kong—3.0%
Cheung Kong Holdings Ltd.		152,200	$1,557,919
China Merchants Holdings International Co., Ltd.		206,000	447,084
China Mobile Ltd.		2,047,200	9,702,393
Esprit Holdings Ltd.		41,500	294,370
Hang Lung Development Co.		237,000	502,948
Hang Lung Properties Ltd.		237,000	369,277
Hong Kong & China Gas		280,000	597,227
Li & Fung Ltd.		578,000	1,112,153
MTR Corporation		782,800	1,536,932
PCCW Ltd.		899,000	551,808
Sun Hung Kai Properties Ltd.		493,400	4,792,046

			21,464,157

Ireland—0.2%
CRH PLC		36,021	1,053,795
CRH PLC		9,200	269,507

			1,323,302

Israel—0.1%
Teva Pharmaceutical Industries Ltd. ADR		16,500	709,665

Italy—3.1%
Assicurazioni Generali SpA		128,524	4,473,206
Banca Intesa SpA		91,380	482,540
ENI-Ente Nazionale Idrocarburi SpA		177,543	4,940,461
Saipem SpA		382,681	6,256,723
UniCredito Italiano SpA		864,065	5,932,096

			22,085,026

Japan—26.2%
Advantest Corporation		13,400	1,354,220
Aeon Company Ltd.		119,900	3,061,550
Aiful Corporation		9,600	802,707
Bridgestone Corporation		134,000	2,793,950
Canon, Inc.		22,500	1,321,089
Chugai Pharmaceutical Company Ltd.		125,300	2,696,669
Credit Saison Company Ltd.		263,800	13,151,416
Daiichi Sankyo Co., Ltd.	*	85,900	1,657,457
Daiwa House Industry Company Ltd.		66,000	1,032,002
Fanuc Ltd.		29,600	2,514,881
Hirose Electric Company Ltd.		8,900	1,184,156
Honda Motor Company Ltd.		76,100	4,393,116
Hoya Corporation		26,400	949,157
Japan Tobacco, Inc.		198	2,895,731
Jupiter Telecommunications Co.	*	5,390	4,306,517
Kansai Electric Power Company, Inc. (The)		72,500	1,555,777
Kao Corporation		46,000	1,232,244
Keyence Corporation		11,300	3,214,364
Millea Holdings, Inc.		110	1,897,608
Mitsubishi Corporation		357,100	7,886,325
Mitsubishi Estate Company Ltd.		453,000	9,382,667
Mitsubishi Heavy Industries Ltd.		278,600	1,231,224
Mitsubishi Tokyo Financial Group, Inc.		700	9,534,850
Mitsui & Company Ltd.		202,900	2,607,660
Mitsui Fudosan Company Ltd.		146,000	2,956,622
Mitsui Sumitomo Insurance Company Ltd.		64,420	790,119

		Shares	Value

Mizuho Financial Group, Inc.		1,450	$11,511,813
Murata Manufacturing Company Ltd.		8,800	565,210
NGK Spark Plug Company Ltd.		48,000	1,041,211
Nidec Corporation		10,200	867,979
Nikon Corporation		49,000	773,587
Nintendo Company Ltd.		15,600	1,889,431
Nippon Electric Glass Company Ltd.		80,000	1,755,237
Nippon Steel Corporation		200,000	709,590
Nippon Telegraph & Telephone Corporation		210	953,289
Nissan Motor Company Ltd.		183,700	1,874,353
Nitto Denko Corporation		40,300	3,140,671
NTT Data Corporation		78	387,343
Obayashi Corporation		78,000	573,085
Omron Corporation		22,500	519,724
ORIX Corporation		50,700	12,907,938
Ricoh Company Ltd.		56,000	980,792
Rohm Company Ltd.		17,600	1,924,565
Sega Sammy Holdings, Inc.		256,008	8,581,901
Sekisui House Ltd.		29,000	364,331
Shimamura Company Ltd.		4,200	580,530
Shin-Etsu Chemical Company Ltd.		19,700	1,048,912
SMC Corporation		40,800	5,832,084
Softbank Corporation		235,200	9,936,050
Sompo Japan Insurance, Inc.		97,700	1,323,697
Sumco Corp.	*	2,000	105,000
Sumitomo Corporation		217,000	2,809,053
Sumitomo Mitsui Financial Group, Inc.		834	8,812,914
Sumitomo Realty &Development Company Ltd.		39,000	847,272
Suzuki Motor Corporation		128,800	2,393,458
T&D Holdings, Inc.		10,550	700,654
TDK Corporation		600	42,600
Takeda Chemical Industries Ltd.		29,400	1,593,412
Tokyo Electric Power Company, Inc. (The)		25,900	629,900
Tokyo Electron Ltd.		47,100	2,959,244
Tokyo Gas Company Ltd.		162,000	721,269
Tokyu Corporation		186,000	1,315,086
Trend Micro, Inc.	*	32,500	1,234,876
Uni-Charm Corporation		11,200	503,308
Ushio, Inc.		32,200	752,554
Yahoo Japan Corporation		1,476	2,239,520
Yamada Denki Company Ltd.		19,200	2,400,828
Yamanouchi Pharmaceutical Company Ltd.		23,900	934,281
Yamato Transport Company Ltd.		120,200	1,999,035

			189,441,665

Luxembourg—0.8%
RTL Group		20,400	1,632,769
Societe Europeenne des Satellites		45,200	773,995
Stolt Offshore SA	*	285,500	3,328,263

			5,735,027

Mexico—2.1%
America Movil SA de CV ADR		140,500	4,111,030
Grupo Televisa SA ADR		85,300	6,866,650
Wal-Mart de Mexico SA de CV—Class V		792,500	4,395,225

			15,372,905

214	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)

Netherlands—5.3%
ABN AMRO Holding NV		109,740	$2,853,144
ASM Lithography Holdings NV	*	312,505	6,237,557
ASM Lithography Holdings NV New York Registered Shares	*	59,900	1,202,792
Aegon NV		171,946	2,797,809
Heineken Holding NV—Class A		25,843	756,062
Heineken NV		67,650	2,136,276
ING Groep NV		227,118	7,846,140
Royal KPN NV		447,300	4,466,767
Reed Elsevier NV		55,800	774,533
Royal Dutch Shell PLC—Class A		225,172	6,856,026
Royal Numico NV	*	18,200	751,698
TNT NV		33,500	1,043,312
Unilever NV		8,500	579,003

			38,301,119

Norway—0.1%
Aker ASA Class A	*	600	17,541
DNB NOR ASA		56,900	603,751
Norske Skogindustrier ASA		23,571	372,863

			994,155

Portugal—0.5%
Banco Comercial Portugues SA Class R		1,180,730	3,246,230
Portugal Telecom SGPS SA		35,800	360,569

			3,606,799

Russia—1.6%
AFK Sistema, Sponsored GDR, 144A	***	86,118	2,023,773
OAO Lukoil Holding ADR		161,000	9,579,500

			11,603,273

Singapore—2.0%
DBS Group Holdings Ltd.		70,000	693,471
Keppel Corporation Ltd.		517,200	3,412,357
Singapore Airlines Ltd.		663,700	4,935,332
Singapore Telecommunications Ltd.		3,020,460	4,729,452
United Overseas Bank Ltd.		68,000	596,661

			14,367,273

South Africa—0.5%
Sasol, Ltd.		106,900	3,833,323

South Korea—2.8%
Hana Financial Group, Inc.		78,750	3,623,741
Kookmin Bank	*	100,950	7,660,177
Kookmin Bank ADR	*	2,000	149,420
Samsung Electronics Company Ltd. GDR		16,705	5,504,297
Shinhan Financial Group Company Ltd.	*	87,590	3,546,886

			20,484,521

Spain—3.4%
Altadis SA		17,500	789,887
Banco Bilbao Vizcaya Argentaria SA		404,113	7,185,118
Banco Santander Central Hispano SA		233,200	3,062,328

		Shares	Value

Iberdrola SA		35,900	$977,437
Inditex SA		101,114	3,289,697
Promotora de Informaciones SA		177,374	3,011,148
Repsol YPF SA		135,700	3,955,863
Telefonica SA		139,623	2,090,055

			24,361,533

Sweden—0.6%
Assa Abloy AB Class B		42,300	664,710
Atlas Copco AB—Class A		48,000	1,067,158
Telefonaktiebolaget LM Ericsson ADR		16,500	567,600
Telefonaktiebolaget LM Ericsson Class B		688,500	2,367,655

			4,667,123

Switzerland—9.1%
Adecco SA		12,300	564,955
Compagnie Financiere Richemont AG Class A		98,053	4,254,987
Credit Suisse Group		46,992	2,386,096
Givaudan		930	627,903
Holcim Ltd.		52,248	3,545,336
Nestle SA		37,066	11,034,073
Nobel Biocare Holding AG		1,711	375,444
Novartis AG		192,814	10,080,877
Roche Holding AG		63,372	9,471,735
Swiss Reinsurance		103,574	7,544,422
Swisscom AG		4,765	1,496,847
Synthes, Inc.		7,724	866,522
UBS AG		142,926	13,541,943

			65,791,140

Taiwan—0.5%
Chunghwa Telecom Company Ltd. ADR		123,600	2,268,060
Taiwan Semiconductor Manufacturing Company Ltd. ADR		131,051	1,298,715

			3,566,775

United Kingdom—11.0%
Anglo American PLC		32,800	1,117,730
ARM Holdings PLC		80,000	165,838
AstraZeneca Group PLC		74,184	3,611,855
AstraZeneca PLC		35,100	1,704,063
Barclays PLC		114,499	1,199,781
BHP Billiton PLC		49,628	811,271
Brambles Industries PLC		68,200	488,769
British Sky Broadcasting PLC		529,801	4,505,498
Cadbury Schweppes PLC		297,700	2,809,593
Carnival PLC		68,875	3,907,739
Diageo PLC		43,800	632,240
HSBC Holdings PLC		104,800	1,678,337
HBOS PLC		238,000	4,055,844
ITV PLC		2,074,042	4,012,166
Kingfisher PLC		1,844,936	7,514,966
Lloyds TSB Group PLC		120,800	1,010,315
Morrison WM Supermarkets		1,144,868	3,803,629
Northern Rock PLC		39,000	631,513
Pearson PLC		109,500	1,293,431
Reed Elsevier PLC		274,000	2,568,025
Rio Tinto PLC		16,600	757,754
Rolls-Royce Group PLC	*	98,500	724,103
Royal Bank of Scotland Group PLC		241,200	7,270,320
Royal Dutch Shell PLC Class A ADR		8,400	516,516

See accompanying notes to financial statements.	215

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)

Royal Dutch Shell PLC—Class B		27,641	$884,631
Scottish & Southern Energy PLC		64,700	1,126,871
Smith & Nephew PLC		69,754	640,921
Standard Chartered PLC		98,800	2,195,920
Tesco PLC		803,642	4,575,430
TI Automotive Ltd.	d	70,000	—
Unilever PLC		245,700	2,439,473
Vodafone Group PLC		4,047,516	8,699,919
Wolseley PLC		31,200	657,093
Xstrata PLC		45,750	1,069,024
Yell Group PLC		60,500	556,799

			79,637,377

United States—0.1%
News Corp., Inc., CDI		27,311	428,657

TOTAL COMMON STOCKS
(Cost $522,071,377)			694,519,438

PREFERRED STOCKS—0.5%

Germany—0.5%
ProSieben SAT.1 Media AG (Cost $3,552,530)		202,008	3,872,959

		Face	Value

REPURCHASE AGREEMENTS—3.6%

United States—3.6%
IBT Repurchase Agreement dated 12/30/05 due 1/03/06, with a maturity value of $25,661,231 and an effective yield of 3.65% collateralized by U.S. Government Obligations with rates ranging from 3.987% to 7.375%, maturity dates ranging from 04/25/2014 to 10/01/2041 and an aggregate market value of $26,933,369.		$25,650,827	$25,650,827

TOTAL INVESTMENTS—100.3%
(Cost $551,274,734)			724,043,224
Other assets less liabilities—(0.3%)			(1,881,788)

NET ASSETS—100.0%			$722,161,436

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

*	Non-income producing security.

**

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.46% of Total Investments.

d	Security has no market value at 12/31/2005.

Percentage of Portfolio by Industry (unaudited):
Banking	19.4%
Financial Services	7.8%
Oil & Gas	7.3%
Insurance	6.1%
Pharmaceuticals	5.6%
Electronics	5.1%
Commercial Services	4.8%
Media—Broadcasting & Publishing	4.7%
Beverages, Food & Tobacco	4.4%
Telephone Systems	4.2%
Retailers	3.1%
Real Estate	2.8%
Telecommunications	2.4%
Transportation	2.4%
Food Retailers	2.0%
Automotive	2.0%
Electric Utilities	1.9%
Entertainment & Leisure	1.6%
Chemicals	1.5%
Heavy Machinery	1.2%
Building Materials	1.0%
Miscellaneous	1.0%
Metals & Mining	0.9%
Computer Software & Processing	0.9%
Metals	0.7%
Airlines	0.7%
Advertising	0.6%
Communications	0.6%
Computers & Information	0.6%
Apparel Retailers	0.5%
Cosmetics & Personal Care	0.4%
Lodging	0.4%
Electrical Equipment	0.3%
Forest Products & Paper	0.2%
Medical Supplies	0.2%
Construction	0.2%
Home Construction, Furnishings & Appliances	0.2%
Mining	0.2%
Containers & Packaging	0.1%
Industrial—Diversified	0.1%
Medical Equipment & Supplies	0.1%
Aerospace & Defense	0.1%

TOTAL INVESTMENTS	100.3%
Other assets less liabilities	(0.3%)

TOTAL NET ASSETS	100.0%

216	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—20.8%

Aerospace & Defense—0.4%
Boeing Capital Corporation, Senior Note
6.100%	03/01/2011	$500,000	$527,394
Boeing Company (The), Note
6.125%	02/15/2033	100,000	110,329
Boeing Company (The), Note
5.125%	02/15/2013	250,000	252,450
Lockheed Martin Corporation, Note
8.500%	12/01/2029	500,000	683,533
Northrop Grumman Corporation, Note
7.750%	02/15/2031	250,000	320,617
Raytheon Company, Note
6.150%	11/01/2008	1,000,000	1,038,494
Textron Financial Corporation, Note
6.000%	11/20/2009	200,000	207,407
United Technologies Corporation, Note
4.875%	05/01/2015	500,000	496,027

			3,636,251

Airlines—0.1%
American Airlines, Inc., Series 1999-1, Class A2
7.024%	10/15/2009	157,000	161,069
Continental Airlines, Inc., Series 1998-1, Class 1A
6.648%	09/15/2017	615,930	602,270
FedEx Corporation, Note
9.650%	06/15/2012	150,000	186,388

			949,727

Automotive—0.2%
DaimlerChrysler North America Holding Corporation, Guaranteed Note
7.200%	09/01/2009	350,000	370,438
DaimlerChrysler North America Holding Corporation, Guaranteed Note
4.050%	06/04/2008	500,000	487,023
DaimlerChrysler North America Holding Corporation, Note
8.500%	01/18/2031	350,000	424,727
DaimlerChrysler North America Holding Corporation, Senior Note
6.500%	11/15/2013	500,000	524,329

			1,806,517

Banking—4.9%
ABN AMRO Bank NV, Global Subordinated Note
7.125%	06/18/2007	250,000	257,385
American Express Company, Note
3.750%	11/20/2007	150,000	147,309
American Express Credit Corporation, Note
3.000%	05/16/2008	250,000	239,724
Asian Development Bank, Global Note (Supra National)
6.750%	06/11/2007	750,000	772,456
Asian Development Bank/Pasig, Global Note (Supra National)
4.250%	10/20/2014	1,000,000	978,473
Associates Corporate of North America, Senior Note
6.950%	11/01/2018	250,000	288,427
Associates Corporate of North America, Subordinated Note
6.875%	11/15/2008	410,000	431,896
Bank of America Corporation, Global Note
5.250%	02/01/2007	1,000,000	1,004,223
Bank of America Corporation, Senior Note
5.875%	02/15/2009	1,000,000	1,027,798

Coupon Rate	Maturity Date	Face	Value

Bank of America Corporation, Subordinated Note
7.750%	08/15/2015	$750,000	$893,099
Bank of America Corporation, Subordinated Note
6.800%	03/15/2028	500,000	574,592
Bank of America Corporation, Subordinated Note
6.250%	04/01/2008	750,000	771,469
Bank of New York Company, Inc. (The), Subordinated Note
5.500%	12/01/2017	250,000	256,854
Bank One Corporation, Subordinated Note
5.900%	11/15/2011	750,000	780,929
Bank One NA, Note
3.700%	01/15/2008	350,000	342,811
Bank One NA, Note, (MTN)
5.500%	03/26/2007	750,000	754,949
BankBoston Corporation, Subordinated Note, (MTN), (FRN)
6.500%	12/19/2007	400,000	413,508
Bayerische Landesbank Girozentrale, Note
2.875%	10/15/2008	250,000	238,765
BB&T Corporation, Note
5.250%	11/01/2019	500,000	498,655
Branch Banking & Trust Company
5.200%	12/23/2015	150,000	150,653
BSCH Issuances Ltd., Subordinated Note (Cayman Islands)
7.625%	09/14/2010	350,000	388,012
Capital One Bank, Note
4.875%	05/15/2008	1,000,000	996,479
Capital One Bank, Note, (MTN)
5.125%	02/15/2014	500,000	492,839
CIT Group, Inc., Global Senior Note
5.000%	02/13/2014	500,000	489,881
CIT Group, Inc., Senior Note
7.750%	04/02/2012	350,000	397,444
CIT Group, Inc., Senior Note, (MTN)
4.750%	12/15/2010	1,000,000	984,416
Corporacion Andina de Fomento, Note (Supra National)
6.875%	03/15/2012	150,000	163,427
Deutsche Bank Financial, Inc., Note, Convertible, (MTN)
5.375%	03/02/2015	250,000	254,142
Duke Capital Corporation, Senior Note
4.370%	03/01/2009	250,000	244,192
European Investment Bank, Global Note (Supra National)
4.625%	03/01/2007	750,000	749,991
European Investment Bank, Global Note (Supra National)
3.500%	03/14/2008	1,250,000	1,223,824
European Investment Bank, Global Note (Supra National)
3.125%	10/15/2007	1,000,000	976,032
European Investment Bank, Global Note (Supra National)
2.375%	06/15/2007	550,000	533,562
European Investment Bank, Note (Supra National)
4.625%	05/15/2014	500,000	503,561
First Union Institutional Trust I Capital Securities, Note
8.040%	12/01/2026	1,000,000	1,061,125
FleetBoston Financial Corporation, Senior Note
6.875%	01/15/2028	150,000	173,281
General Electric Capital Corporation, Note, (MTN), (FRN)
5.875%	02/15/2012	500,000	522,192
Household Finance Corporation, Note
8.000%	07/15/2010	750,000	837,484
Household Finance Corporation, Note
6.500%	11/15/2008	350,000	364,508
Household Finance Corporation, Note
6.400%	06/17/2008	250,000	258,055
Household Finance Corporation, Note
6.375%	11/27/2012	1,000,000	1,064,065
Household Finance Corporation, Note
4.125%	12/15/2008	1,000,000	977,123

See accompanying notes to financial statements.	217

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

HSBC Holdings PLC, Note (United Kingdom)
5.250%	12/12/2012	$150,000	$150,734
ING Capital Funding Trust III
8.439%	12/31/2049	150,000	170,731
Inter-American Development Bank (Supra National)
7.375%	01/15/2010	750,000	826,139
Inter-American Development Bank, Note, (MTN) (Supra National)
3.375%	03/17/2008	1,000,000	974,318
International Bank for Reconstruction & Development, Note
7.625%	01/19/2023	500,000	655,092
International Bank for Reconstruction & Development, Note (Supra National)
3.625%	05/21/2013	150,000	143,902
International Bank for Reconstruction & Development, Note, (MTN), (FRN) (Supra National)
4.125%	08/12/2009	350,000	346,723
JPMorgan Chase & Company, Global Subordinated Note
5.125%	09/15/2014	750,000	743,721
Key Bank National Association, Subordinated Note, (MTN)
5.800%	07/01/2014	500,000	520,377
KfW—Kreditanstalt fuer Wiederaufbau, Global Note (Denmark)
3.250%	03/30/2009	1,000,000	960,807
KFW—Kreditanstalt fuer Wiederaufbau, Global Note (Germany)
2.700%	03/01/2007	250,000	243,916
KFW—Kreditanstalt fuer Wiederaufbau, Note (Germany)
3.375%	01/23/2008	500,000	488,330
KFW International Finance, Inc., Guaranteed Global Note
4.750%	01/24/2007	350,000	349,531
KFW International Finance, Inc., Note
8.000%	02/15/2010	250,000	278,669
Korea Development Bank, Note (South Korea)
5.750%	09/10/2013	500,000	518,920
Kreditanstalt fuer Wiederaufbau, Global Note (Germany)
4.250%	06/15/2010	1,000,000	983,884
Kreditanstalt fuer Wiederaufbau, Global Note (Germany)
4.125%	10/15/2014	1,000,000	967,709
Kreditanstalt fuer Wiederaufbau, Note (Germany)
3.250%	07/16/2007	1,000,000	979,643
Landwirtschaftliche Rentenbank, Note (Germany)
4.875%	03/12/2007	500,000	500,730
Landwirtschaftliche Rentenbank, Note (Germany)
3.250%	06/16/2008	300,000	290,048
Marshall & Ilsley Corporation, Senior Note
4.375%	08/01/2009	500,000	491,433
MBNA America Bank, Note
5.375%	01/15/2008	850,000	857,785
Mellon Financial Company, Note
6.375%	02/15/2010	350,000	368,988
National City Bank of Ohio, Senior Note, (MTN)
3.300%	05/15/2008	350,000	338,157
National City Corporation, Subordinated Note
6.875%	05/15/2019	500,000	568,434
National Rural Utilities Cooperative Finance Corporation, Note
3.875%	02/15/2008	400,000	391,581
PNC Funding Corporation, Subordinated Note
5.250%	11/15/2015	200,000	199,777
Popular North America, Inc., Note, (MTN), (FRN)
4.250%	04/01/2008	100,000	98,133
Royal Bank of Scotland Group PLC, Global Note (United Kingdom)
5.000%	10/01/2014	750,000	744,047

Coupon Rate	Maturity Date		Face	Value

Royal Bank of Scotland Group PLC, Note (FRN) (United Kingdom)
7.648%	08/29/2049		$500,000	$605,716
Sanwa Bank Ltd., Note
7.400%	06/15/2011		250,000	276,371
SLM Corporation, Note
3.950%	08/15/2008		1,150,000	1,122,653
SLM Corporation, Note, (MTN), (FRN)
5.000%	10/01/2013	†	500,000	494,970
SouthTrust Corporation, Subordinated Note
5.800%	06/15/2014		750,000	782,086
Suntrust Banks, Inc., Note
5.050%	07/01/2007		350,000	350,867
Suntrust Banks, Inc., Subordinated Note
5.200%	01/17/2017		250,000	249,185
Swiss Bank Corporation, Subordinated Note
7.000%	10/15/2015		100,000	114,151
U.S. Bank NA, Note
4.800%	04/15/2015		250,000	245,172
Wachovia Corporation, Senior Note
5.250%	08/01/2014		1,000,000	1,003,038
Washington Mutual Bank FA, Global Subordinated Note, (MTN)
5.650%	08/15/2014		250,000	253,598
Wells Fargo & Company, Note
5.125%	02/15/2007		750,000	751,761
Wells Fargo & Company, Note
5.000%	11/15/2014		750,000	744,722
Wells Fargo & Company, Series J, Note, (MTN)
4.200%	01/15/2010		500,000	487,210
Wells Fargo & Company, Subordinated Note
7.550%	06/21/2010		750,000	829,149
Wells Fargo Bank NA, Note
6.450%	02/01/2011		1,000,000	1,066,887
Wells Fargo Financial, Inc., Note
5.500%	08/01/2012		750,000	771,618
Zions Bancorporation, Subordinated Note
6.000%	09/15/2015		500,000	523,480

				50,304,503

Beverages, Food & Tobacco—0.9%
Altria Group, Inc., Note
7.750%	01/15/2027		350,000	416,673
Altria Group, Inc., Note
7.000%	11/04/2013		400,000	438,363
Anheuser-Busch Companies, Inc., Note
6.800%	01/15/2031		350,000	412,776
Archer-Daniels Midland Company, Note
8.375%	04/15/2017		350,000	443,017
Bottling Group LLC, Series B, Senior Note
4.125%	06/15/2015		250,000	233,954
Bunge, Ltd. Finance Corporation, Guaranteed Senior Note
5.350%	04/15/2014		500,000	495,364
Campbell Soup Company, Note
4.875%	10/01/2013		250,000	244,895
Cia Brasileira de Bebidas, Guaranteed Note (Brazil)
8.750%	09/15/2013		100,000	117,375
Coca-Cola Enterprises, Inc., Note
8.500%	02/01/2022		150,000	197,695
ConAgra Foods, Inc., Note
6.750%	09/15/2011		250,000	266,608
ConAgra Foods, Inc., Senior Note
7.125%	10/01/2026		500,000	553,429
Coors Brewing Company, Senior Note
6.375%	05/15/2012		500,000	530,533

218	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Corn Products International, Inc., Senior Note
8.250%	07/15/2007		$250,000	$261,306
Diageo Capital PLC, Guaranteed Note (United Kingdom)
4.375%	05/03/2010		500,000	488,159
General Mills, Inc., Note
5.125%	02/15/2007		350,000	349,793
HJ Heinz Company, Guaranteed Note
6.625%	07/15/2011		250,000	265,939
Kellogg Company, Note
6.600%	04/01/2011		750,000	803,833
Kraft Foods, Inc., Global Note
6.500%	11/01/2031		100,000	110,375
Kraft Foods, Inc., Global Note
5.625%	11/01/2011		350,000	359,542
Kraft Foods, Inc., Note
5.250%	06/01/2007		1,000,000	1,004,397
Sara Lee Corporation, Senior Note
2.750%	06/15/2008		250,000	236,579
Supervalu, Inc., Note
7.875%	08/01/2009		350,000	370,931
Tyson Foods, Inc., Note
8.250%	10/01/2011		250,000	282,592
Unilever Capital Corporation, Note
7.125%	11/01/2010		500,000	544,981

				9,429,109

Building Materials—0.1%
Hanson Australia Funding Ltd., Note (Australia)
5.250%	03/15/2013		100,000	99,277
Home Depot, Inc., Senior Note
4.625%	08/15/2010		500,000	497,312

				596,589

Chemicals—0.2%
Dow Chemical Company, Note
7.375%	11/01/2029		250,000	302,129
Dow Chemical Company, Note
6.000%	10/01/2012		150,000	157,865
Du Pont (E.I.) de Nemours & Company, Note
6.875%	10/15/2009		150,000	159,783
EI Du Pont de Nemours & Company, Note
4.750%	11/15/2012		500,000	492,713
Potash Corporation of Saskatchewan, Note (Canada)
4.875%	03/01/2013		500,000	488,289
Praxair, Inc., Note
3.950%	06/01/2013		150,000	140,610
Rohm & Haas Company, Note
7.850%	07/15/2029		150,000	193,712

				1,935,101

Commercial Services—0.2%
Cendant Corporation, Senior Note
7.375%	01/15/2013		250,000	279,693
Cendant Corporation, Senior Note
6.250%	03/15/2010		150,000	155,368
Midamerican Energy Holdings Company, Senior Note
3.500%	05/15/2008		150,000	144,808
Monsanto Company, Note, 144A
5.500%	08/15/2025	*	500,000	486,816
PHH Corporation, Note
7.125%	03/01/2013		100,000	105,736
RR Donnelley & Sons Co., Note
4.950%	04/01/2014		550,000	514,367

				1,686,788

Coupon Rate	Maturity Date	Face	Value

Communications—0.1%
Motorola, Inc., Note
7.500%	05/15/2025	$500,000	$603,262
News America Holdings, Inc., Note
8.000%	10/17/2016	150,000	177,156
News America Holdings, Inc., Note
7.600%	10/11/2015	350,000	400,220
SBC Communications, Inc., Global Note
6.250%	03/15/2011	250,000	261,653

			1,442,291

Computer Software & Processing—0.0%
Computer Sciences Corporation, Senior Note
7.375%	06/15/2011	100,000	107,449
Electronic Data Systems Corporation, Series B, Senior Note
6.500%	08/01/2013	150,000	154,386

			261,835

Computers & Information—0.3%
Hewlett-Packard Company, Global Note
5.500%	07/01/2007	350,000	352,953
International Business Machines Corporation, Note
7.000%	10/30/2025	500,000	593,500
International Business Machines Corporation, Note
4.750%	11/29/2012	250,000	248,345
International Business Machines Corporation, Note, (MTN)
4.375%	06/01/2009	1,000,000	988,231
Pitney Bowes, Inc., Global Note, (MTN)
4.750%	01/15/2016	200,000	193,108
Pitney Bowes, Inc., Senior Note
5.000%	03/15/2015	500,000	494,343

			2,870,480

Cosmetics & Personal Care—0.2%
Procter & Gamble Company, Global Note
6.875%	09/15/2009	750,000	802,174
Procter & Gamble Company, Note
5.800%	08/15/2034	250,000	266,178
Procter & Gamble Company, Note
4.750%	06/15/2007	1,000,000	1,001,298

			2,069,650

Diversified—0.1%
General Electric Company
5.000%	02/01/2013	800,000	800,764

Electric Utilities—1.3%
Alabama Power Company, Senior Note
5.500%	10/15/2017	150,000	153,105
Alabama Power Company, Series X, Senior Note
3.125%	05/01/2008	250,000	240,402
Alliant Energy Resources, Inc., Guaranteed Senior Note
9.750%	01/15/2013	250,000	311,297
American Electric Power Company, Inc., Series C, Senior Note
5.375%	03/15/2010	250,000	252,246
Arizona Public Service Company, Note
6.500%	03/01/2012	150,000	160,383
Cincinnati Gas & Electric Company, Note
5.700%	09/15/2012	150,000	154,173
Columbus Southern Power Company, Series A, Senior Note
5.500%	03/01/2013	150,000	152,999

See accompanying notes to financial statements.	219

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

Consolidated Edison Company of New York, Inc., Note
4.875%	02/01/2013	$200,000	$198,507
Consolidated Edison Company of New York, Note
5.300%	03/01/2035	500,000	484,037
Constellation Energy Group, Inc., Note
7.600%	04/01/2032	150,000	181,021
Consumers Energy Co., Note
5.500%	08/15/2016	150,000	148,909
Dominion Resources, Inc., Senior Note
8.125%	06/15/2010	350,000	389,383
Dominion Resources, Inc., Series A, Senior Note
7.195%	09/15/2014	350,000	389,476
Dominion Resources, Inc., Virginia, Series 03B, Senior Note
4.125%	02/15/2008	500,000	490,972
DTE Energy Company, Note
7.050%	06/01/2011	350,000	377,554
Duke Energy Corporation, Senior Note
6.450%	10/15/2032	500,000	538,781
Duke Energy Field Services Corporation LLC, Note
7.875%	08/16/2010	350,000	387,457
Entergy Gulf States, Inc., Note
3.600%	06/01/2008	100,000	96,216
Exelon Corp., Senior Note
4.900%	06/15/2015	350,000	334,654
Exelon Generation Company LLC, Senior Note
6.950%	06/15/2011	500,000	539,731
FirstEnergy Corporation, Series B, Note
6.450%	11/15/2011	175,000	185,726
FirstEnergy Corporation, Series C, Note
7.375%	11/15/2031	175,000	207,144
Florida Power & Light Company, Note
5.625%	04/01/2034	50,000	50,591
Florida Power & Light Company, Note
4.850%	02/01/2013	150,000	148,923
FPL Group Capital, Inc., Guaranteed Note
7.375%	06/01/2009	100,000	107,566
Jersey Central Power & Light, Global Note
5.625%	05/01/2016	500,000	515,921
KeySpan Corporation, Note
7.625%	11/15/2010	350,000	389,471
Midamerican Energy Company, Note
6.750%	12/30/2031	250,000	286,815
Midamerican Energy Holdings Company, Senior Note, Class D
5.000%	02/15/2014	150,000	146,660
NiSource Finance Corporation, Guaranteed Note
7.875%	11/15/2010	50,000	55,455
Northern States Power Company, Series A, Note
8.000%	08/28/2012	150,000	175,628
Oncor Electric Delivery Company, Senior Secured Note
6.375%	05/01/2012	350,000	369,553
Ontario Electricity Financial Corporation, Note (Canada)
7.450%	03/31/2013	350,000	406,773
Pacific Gas & Electric Company, Note
6.050%	03/01/2034	500,000	519,255
Pacific Gas & Electric Company, Note
4.800%	03/01/2014	500,000	488,075
Peco Energy Company, Note
3.500%	05/01/2008	150,000	145,206

Coupon Rate	Maturity Date	Face	Value

Progress Energy, Inc., Senior Note
7.750%	03/01/2031	$250,000	$300,801
Progress Energy, Inc., Senior Note
7.100%	03/01/2011	400,000	432,035
PSEG Power LLC, Senior Note
8.625%	04/15/2031	500,000	659,906
Public Service Company of Colorado, Series 12, Note
4.875%	03/01/2013	200,000	199,081
Public Service Electric & Gas Company, Note
5.125%	09/01/2012	150,000	150,442
Scottish Power PLC, Note (United Kingdom)
5.375%	03/15/2015	500,000	501,180
South Carolina Electric & Gas Company, Note
5.300%	05/15/2033	150,000	147,416
Southern California Edison Company, Note
6.650%	04/01/2029	500,000	557,172
TXU Electric Delivery Company, Note
7.000%	09/01/2022	250,000	278,575
TXU Energy Company LLC, Senior Note
7.000%	03/15/2013	150,000	160,076
Wisconsin Electric Power, Note
5.625%	05/15/2033	250,000	253,629

			13,820,378

Electrical Equipment—0.0%
Emerson Electric Company, Note
5.000%	12/15/2014	150,000	150,478

Electronics—0.0%
Arrow Electronics, Inc., Note
6.875%	07/01/2013	250,000	267,387

Entertainment & Leisure—0.1%
News America Holdings, Guaranteed Senior Note
7.750%	12/01/2045	200,000	230,070
Time Warner, Inc., Note
6.875%	05/01/2012	150,000	159,877
Walt Disney Company, Note, (MTN), (FRN)
7.000%	03/01/2032	500,000	574,634
Walt Disney Company, Note, (MTN), (FRN)
6.375%	03/01/2012	250,000	264,766

			1,229,347

Environmental—0.1%
USA Waste Services, Inc., Senior Note
7.000%	07/15/2028	550,000	621,509

Financial Services—4.3%
Abbey National PLC, Note (United Kingdom)
7.950%	10/26/2029	250,000	325,083
Allstate Life Global Fund Trust, Series 2004-1, Note (MTN)
4.500%	05/29/2009	250,000	246,673
Amvescap PLC, Senior Note
5.375%	02/27/2013	100,000	98,692
Bank of Tokyo-Mitsubishi Ltd. (The), Global Senior Subordinated Note (Japan)
8.400%	04/15/2010	250,000	280,992
Bear Stearns Companies (The), Inc., Note
7.625%	12/07/2009	1,000,000	1,091,831
Bear Stearns Companies, Inc., (The), Global Note
5.700%	01/15/2007	900,000	907,358
Bear Stearns Companies, Inc., (The), Note
5.700%	11/15/2014	50,000	51,659

220	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Bear Stearns Companies, Inc., (The), Note
2.875%	07/02/2008		$1,000,000	$952,468
Berkshire Hathaway Finance Corp., Guaranteed Senior Note
4.125%	01/15/2010		500,000	486,312
BHP Finance USA Ltd., Guaranteed Senior Note
4.800%	04/15/2013		150,000	148,152
Cingular Wireless LLC, Senior Note
6.500%	12/15/2011		250,000	267,851
Citigroup, Inc., Global Note
5.850%	12/11/2034		500,000	522,570
Citigroup, Inc., Global Senior Note
6.500%	01/18/2011		1,000,000	1,066,647
Citigroup, Inc., Global Senior Note
6.000%	02/21/2012		350,000	367,810
Citigroup, Inc., Global Subordinated Note
6.625%	06/15/2032		150,000	170,059
Citigroup, Inc., Global Subordinated Note
5.625%	08/27/2012		150,000	154,820
Citigroup, Inc., Subordinated Note
5.000%	09/15/2014		913,000	900,282
Countrywide Financial Corporation, Note
4.250%	12/19/2007		1,000,000	986,536
Countrywide Home Loans, Inc., Note, (FRN), (MTN)
5.625%	05/15/2007		300,000	302,649
Credit Suisse First Boston USA, Inc., Global Note
4.875%	01/15/2015		1,000,000	974,835
Credit Suisse First Boston USA, Inc., Note
6.500%	01/15/2012		350,000	374,890
Credit Suisse First Boston USA, Inc., Note
6.125%	11/15/2011		1,000,000	1,051,032
Credit Suisse First Boston USA, Inc., Note
5.750%	04/15/2007		800,000	808,586
Credit Suisse First Boston USA, Inc., Note
5.500%	08/15/2013		150,000	153,251
Credit Suisse First Boston USA, Inc., Senior Global Note
5.125%	01/15/2014		500,000	498,916
EOP Operating, LP, Guaranteed Note
7.000%	07/15/2011		350,000	375,050
EOP Operating, LP, Guaranteed Note
4.750%	03/15/2014		500,000	473,282
EOP Operating, LP, Note
7.875%	07/15/2031		500,000	591,787
EOP Operating, LP, Note
6.800%	01/15/2009		500,000	523,155
ERP Operating, LP, Note
5.200%	04/01/2013		250,000	248,644
Ford Motor Credit Company, Global Note
7.875%	06/15/2010	†	750,000	675,527
Ford Motor Credit Company, Note
5.800%	01/12/2009		1,000,000	872,918
General Electric Capital Corporation, Note
6.500%	12/10/2007		750,000	773,015
General Electric Capital Corporation, Note
6.000%	06/15/2012		1,000,000	1,054,597
General Electric Capital Corporation, Note
3.500%	05/01/2008		250,000	242,971
General Electric Capital Corporation, Note, (FRN)
4.625%	09/15/2009		1,000,000	990,813
General Electric Capital Corporation, Note, (MTN)
6.750%	03/15/2032		750,000	883,313
General Electric Capital Corporation, Note, (MTN), (FRN)
5.375%	03/15/2007		1,600,000	1,610,512
Goldman Sachs Group, Inc., Global Note
5.125%	01/15/2015		500,000	495,229

Coupon Rate	Maturity Date	Face	Value

Goldman Sachs Group, Inc., Guaranteed Note
6.345%	02/15/2034	$500,000	$527,029
Goldman Sachs Group, Inc., Note
6.875%	01/15/2011	250,000	269,605
Goldman Sachs Group, Inc., Senior Note
6.600%	01/15/2012	650,000	699,093
Goldman Sachs Group, Inc., Senior Note
6.125%	02/15/2033	700,000	737,144
Goldman Sachs Group, Inc., Senior Note
5.700%	09/01/2012	250,000	257,524
Goldman Sachs Group, Inc., Senior Note
5.150%	01/15/2014	500,000	497,516
Goldman Sachs Group, Inc., Senior Note
4.125%	01/15/2008	800,000	788,096
Goldman Sachs Group, Inc., Series B, Note, (MTN)
7.350%	10/01/2009	750,000	808,033
Honeywell International, Inc., Note
6.125%	11/01/2011	250,000	264,207
Household Finance Corporation
6.375%	10/15/2011	1,000,000	1,058,354
Household Finance Corporation, Note
5.750%	01/30/2007	1,050,000	1,058,930
John Deere Capital Corporation, Note
7.000%	03/15/2012	350,000	387,067
JP Morgan & Company, Inc., Note
6.000%	01/15/2009	350,000	359,549
JP Morgan Chase & Company, Global Subordinated Note
5.750%	01/02/2013	1,750,000	1,807,334
JP Morgan Chase & Company, Note
6.750%	02/01/2011	750,000	804,172
Lehman Brothers Holdings, Inc., Note
7.875%	08/15/2010	1,000,000	1,116,590
Lehman Brothers Holdings, Inc., Note
4.000%	01/22/2008	850,000	836,328
Lehman Brothers Holdings, Inc., Note, (MTN), (FRN)
6.625%	01/18/2012	750,000	810,761
Merrill Lynch & Comapny, Inc., Note, (MTN)
5.450%	07/15/2014	500,000	509,030
Merrill Lynch & Company, Inc., Note
6.000%	02/17/2009	1,000,000	1,031,965
Merrill Lynch & Company, Inc., Note, (MTN)
4.125%	09/10/2009	500,000	485,555
Merrill Lynch & Company, Inc., Note, (MTN)
3.700%	04/21/2008	250,000	243,703
Merrill Lynch & Company, Inc., Note
6.875%	11/15/2018	250,000	285,907
Morgan Stanley, Note
8.000%	06/15/2010	750,000	835,835
Morgan Stanley, Note
7.250%	04/01/2032	100,000	120,412
Morgan Stanley, Note
5.800%	04/01/2007	350,000	353,673
Morgan Stanley, Note
4.750%	04/01/2014	1,000,000	960,676
Morgan Stanley, Note
3.875%	01/15/2009	750,000	728,453
National Rural Utilities Cooperative Finance Corporation, Note
7.250%	03/01/2012	500,000	558,344
Pepco Holdings, Inc., Note
6.450%	08/15/2012	150,000	158,044
Residential Capital Corporation, Note
6.375%	06/30/2010	350,000	355,984
Rio Tinto Finance USA, Ltd., Guaranteed Note (Australia)
2.625%	09/30/2008	100,000	94,256
Swiss Bank Corporation of New York, Note, (MTN), (FRN)
7.375%	06/15/2017	100,000	118,167

See accompanying notes to financial statements.	221

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

U.S. Bank National Association, Note, (MTN), (FRN)
6.375%	08/01/2011	$750,000	$801,813
Washington Mutual, Inc., Senior Note
4.375%	01/15/2008	1,000,000	988,531

			44,718,447

Food Retailers—0.1%
Albertson’s, Inc., Note
7.500%	02/15/2011	250,000	255,441
Kroger Co. (The), Senior Note
7.500%	04/01/2031	200,000	223,944
Safeway, Inc., Note
7.500%	09/15/2009	800,000	855,146

			1,334,531

Forest Products & Paper—0.2%
International Paper Company, Note
6.750%	09/01/2011	600,000	639,020
Kimberly Clark Corporation, Note
5.625%	02/15/2012	250,000	260,966
MeadWestvaco Corporation, Note
6.850%	04/01/2012	150,000	159,738
Weyerhaeuser Company, Note
7.375%	03/15/2032	750,000	836,337
Weyerhaeuser Company, Note
6.750%	03/15/2012	100,000	106,273

			2,002,334

Health Care Providers—0.1%
UnitedHealth Group, Inc., Note
3.750%	02/10/2009	1,150,000	1,113,623

Heavy Construction—0.1%
Centex Corporation, Senior Note
4.750%	01/15/2008	100,000	99,003
Centex Corporation, Senior Note
4.550%	11/01/2010	1,000,000	959,552
Lennar Corporation, Series B, Senior Note
5.500%	09/01/2014	500,000	483,563

			1,542,118

Heavy Machinery—0.1%
Caterpillar, Inc., Senior Note
7.250%	09/15/2009	750,000	808,764
Cooper Industries, Inc., Guaranteed Senior Note
5.500%	11/01/2009	100,000	101,905
Deere & Company, Global Note
6.950%	04/25/2014	250,000	282,327
United Technologies Corporation, Note
6.700%	08/01/2028	150,000	173,637
United Technologies Corporation, Note
6.100%	05/15/2012	50,000	53,077

			1,419,710

Home Construction, Furnishings & Appliances—0.1%
MDC Holdings, Inc., Senior Note
5.500%	05/15/2013	500,000	485,079
Newell Rubbermaid, Inc., Note
4.625%	12/15/2009	100,000	97,871

Coupon Rate	Maturity Date		Face	Value

Pulte Homes, Inc., Senior Note
7.875%	08/01/2011		$350,000	$384,936

				967,886

Industrial—Diversified—0.1%
Tyco International Group SA, Guaranteed Note (Luxembourg)
6.750%	02/15/2011		500,000	526,261
Tyco International Group SA, Note (Luxembourg)
6.125%	11/01/2008		1,000,000	1,021,431

				1,547,692

Insurance—1.0%
Allstate Corporation (The), Senior Note
7.200%	12/01/2009		750,000	808,280
Allstate Corporation (The), Senior Note
5.350%	06/01/2033		500,000	476,675
American General Finance Corporation, Senior Note, (MTN)
5.375%	10/01/2012		650,000	654,220
American International Group, Inc., Global Senior Note
4.250%	05/15/2013		100,000	95,261
American International Group, Inc., Note, 144A
5.050%	10/01/2015	*†	750,000	737,471
Anthem, Inc., Note
6.800%	08/01/2012		150,000	163,869
Assurant, Inc., Global Note
5.625%	02/15/2014		500,000	507,232
Assurant, Inc., Senior Note
6.750%	02/15/2034		650,000	708,737
Axa Company (France)
8.600%	12/15/2030		250,000	335,093
AXA Financial, Inc., Senior Note
7.750%	08/01/2010		100,000	110,837
Cincinnati Financial Corp., Senior Note
6.125%	11/01/2034		500,000	518,868
General Electric Global Insurance Holding Corporation, Note
7.500%	06/15/2010		150,000	164,043
Genworth Financial, Inc., Note
5.750%	05/15/2014		500,000	522,730
Hartford Life, Inc., Senior Note
7.375%	03/01/2031		150,000	183,922
MetLife, Inc., Note
5.000%	11/24/2013		500,000	495,483
MetLife, Inc., Senior Note
6.500%	12/15/2032		100,000	110,888
Progressive Corporation (The), Senior Note
6.625%	03/01/2029		150,000	169,340
Protective Life Secured Trust, Note, (MTN)
4.000%	04/01/2011		400,000	384,094
Prudential Financial, Inc., Note, (MTN)
5.100%	09/20/2014		500,000	498,531
Prudential Financial, Inc., Note, (MTN), (FRN)
3.750%	05/01/2008		100,000	97,525
Radian Group, Inc., Senior Note
5.625%	02/15/2013		100,000	100,436
Safeco Corporation, Senior Note
4.875%	02/01/2010		150,000	149,032
Travelers Property Casualty Corporation, Note
7.750%	04/15/2026		500,000	609,310
UnitedHealth Group, Inc., Note
5.000%	08/15/2014		500,000	498,417
WellPoint, Inc., Note
5.950%	12/15/2034		750,000	775,856

				9,876,150

222	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

Lodging—0.1%
Harrah’s Operating Company, Inc., Guaranteed Senior Note
5.500%	07/01/2010	$250,000	$250,146
Harrah’s Operating Company, Inc., Guaranteed Senior Note
5.375%	12/15/2013	250,000	244,331
Hilton Hotels Corporation, Note
7.625%	12/01/2012	250,000	269,987

			764,464

Media—Broadcasting & Publishing—0.6%
British Sky Broadcasting PLC, Note (United Kingdom)
8.200%	07/15/2009	250,000	273,447
Clear Channel Communications, Inc., Global Note
4.250%	05/15/2009	250,000	240,499
Comcast Cable Communications Corporation, Note
8.375%	05/01/2007	500,000	521,569
Comcast Cable Communications Holdings, Inc., Note
9.455%	11/15/2022	400,000	525,319
Comcast Cable Communications Holdings, Inc., Note
8.375%	03/15/2013	500,000	579,539
Comcast Corporation, Note
7.050%	03/15/2033	500,000	541,492
COX Communications, Inc., Note
5.500%	10/01/2015	75,000	72,929
COX Communications, Inc., Note
5.450%	12/15/2014	300,000	293,252
COX Communications, Inc., Note
4.625%	06/01/2013	250,000	233,253
Time Warner Entertainment Company, LP, Senior Note
8.375%	03/15/2023	1,000,000	1,159,101
Time Warner, Inc., Note
7.625%	04/15/2031	500,000	558,476
Viacom, Inc., Senior Note
7.875%	07/30/2030	250,000	286,303
Viacom, Inc., Senior Note
6.625%	05/15/2011	1,000,000	1,042,665
Viacom, Inc., Senior Note
5.625%	08/15/2012	50,000	49,711

			6,377,555

Metals—0.2%
Alcan, Inc., Note (Canada)
6.125%	12/15/2033	150,000	154,066
Alcan, Inc., Senior Note (Canada)
4.875%	09/15/2012	350,000	343,240
Alcoa, Inc., Note
7.375%	08/01/2010	750,000	822,766
Masco Corporation, Senior Note
5.875%	07/15/2012	250,000	253,904

			1,573,976

Oil & Gas—1.4%
Alberta Energy Ltd., Note
7.375%	11/01/2031	400,000	491,780
Amerada Hess Corp., Note
7.300%	08/15/2031	250,000	290,224
Amerada Hess Corporation
6.650%	08/15/2011	150,000	161,372
Apache Finance Canada Corporation, Note (Canada)
7.750%	12/15/2029	150,000	196,434
Burlington Resources Finance Company, Guaranteed Note (Canada)
7.200%	08/15/2031	150,000	186,121

Coupon Rate	Maturity Date		Face	Value

Canadian Natural Resources Ltd., Note (Canada)
5.450%	10/01/2012		$250,000	$255,331
CenterPoint Energy Resources Corp., Series B, Senior Note
7.875%	04/01/2013		350,000	400,820
Chevron Phillips Chemical Company LLC, Note
5.375%	06/15/2007		350,000	351,269
Conoco, Inc., Note
6.950%	04/15/2029		750,000	908,018
Consolidated Natural Gas Company, Senior Note
5.000%	03/01/2014		250,000	244,728
Devon Financing Corporation ULC, Note
7.875%	09/30/2031		500,000	637,341
Devon Financing Corporation ULC, Note
6.875%	09/30/2011		750,000	821,355
Enbridge Energy Partners, LP, Note
4.000%	01/15/2009		50,000	48,254
Enterprise Products Operating, LP, Note
4.950%	06/01/2010		150,000	147,233
Enterprise Products Operating, LP, Series B, Senior Note
5.600%	10/15/2014		150,000	150,140
Enterprise Products Partners, LP, Senior Note
6.875%	03/01/2033		150,000	159,405
Kinder Morgan Energy Partners, LP, Note
6.750%	03/15/2011		500,000	533,126
Kinder Morgan Energy Partners, LP, Note
5.350%	08/15/2007		350,000	351,008
Kinder Morgan, Inc., Note
7.250%	03/01/2028		150,000	168,408
Kinder Morgan, Inc., Senior Note
6.500%	09/01/2012		250,000	265,204
Lasmo USA, Inc., Senior Note (United Kingdom)
6.750%	12/15/2007		100,000	103,510
Marathon Oil Corporation, Note
6.125%	03/15/2012		350,000	371,610
Nexen, Inc., Note (Canada)
5.050%	11/20/2013		250,000	246,809
Norsk Hydro AS, Note (Norway)
6.360%	01/15/2009		450,000	468,502
Occidental Petroleum Corporation, Note
7.200%	04/01/2028		250,000	303,206
Occidental Petroleum Corporation, Senior Note
7.375%	11/15/2008		400,000	427,560
Pemex Project Funding Master Trust, Guaranteed Note, 144A
9.875%	12/02/2008	*	350,000	389,375
Pemex Project Funding Master Trust, Note
9.125%	10/13/2010		350,000	403,725
Pemex Project Funding Master Trust, Note
8.625%	02/01/2022		250,000	308,750
Pemex Project Funding Master Trust, Note
7.375%	12/15/2014		350,000	389,725
Petro-Canada, Senior Note (Canada)
5.950%	05/15/2035		250,000	254,491
Phillips 66 Capital Trust II, Note
8.000%	01/15/2037		750,000	798,421
Southern California Gas Company, Note
4.800%	10/01/2012		100,000	99,024
Suncor Energy, Inc., Note
7.150%	02/01/2032		500,000	611,836
Texaco Capital, Inc., Note
5.500%	01/15/2009		350,000	359,293
TransCanada Pipelines Ltd., Note (Canada)
4.000%	06/15/2013		250,000	234,746
Transocean, Inc., Note (Cayman Islands)
7.375%	04/15/2018		100,000	117,809

See accompanying notes to financial statements.	223

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

Union Oil Company of California, Guaranteed Senior Note
5.050%	10/01/2012	$100,000	$101,890
Union Pacific Resources Group, Inc., Note
7.150%	05/15/2028	350,000	406,076
Valero Energy Corporation, Note
4.750%	06/15/2013	500,000	486,056
XTO Energy, Inc., Senior Note
4.900%	02/01/2014	750,000	733,601

			14,383,586

Pharmaceuticals—0.5%
Abbott Laboratories, Note
3.500%	02/17/2009	250,000	241,149
American Home Products Corporation, Senior Note
6.950%	03/15/2011	250,000	269,986
Bristol-Myers Squibb Company, Note
5.750%	10/01/2011	850,000	878,930
Eli Lilly & Company, Note
6.770%	01/01/2036	250,000	301,229
Eli Lilly & Company, Note
2.900%	03/15/2008	150,000	144,037
Genentech, Inc., Senior Note
5.250%	07/15/2035	600,000	580,336
Genentech, Inc., Senior Note
4.750%	07/15/2015	200,000	194,987
Genentech, Inc., Senior Note
4.400%	07/15/2010	100,000	98,328
GlaxoSmithKline Capital, Inc., Guaranteed Note
4.375%	04/15/2014	500,000	480,142
Johnson & Johnson, Note
4.950%	05/15/2033	200,000	195,733
Merck & Company, Inc., Note
4.750%	03/01/2015	250,000	239,528
Merck & Company, Inc., Senior Note
4.375%	02/15/2013	200,000	190,110
Pharmacia Corporation, Note
6.500%	12/01/2018	350,000	394,303
Schering-Plough Corporation, Senior Note
6.750%	12/01/2033	250,000	285,631
Wyeth, Note
5.500%	03/15/2013	100,000	101,526
Wyeth, Senior Note
6.500%	02/01/2034	250,000	276,141
Wyeth, Senior Note
5.500%	02/01/2014	250,000	253,648

			5,125,744

Real Estate—0.1%
Archstone Smith Trust REIT, Senior Note
5.000%	08/15/2007	100,000	99,983
Boston Properties, Inc. REIT
6.250%	01/15/2013	750,000	787,906
Camden Property Trust REIT, Note
5.000%	06/15/2015	200,000	192,347
Simon Property Group, LP REIT, Note
6.350%	08/28/2012	250,000	265,188

			1,345,424

Coupon Rate	Maturity Date	Face	Value

Restaurants—0.0%
McDonald’s Corporation, Note, (MTN), (FRN)
3.875%	08/15/2007	$250,000	$246,227
Yum! Brands, Inc., Senior Note
7.700%	07/01/2012	250,000	276,589

			522,816

Retailers—0.6%
Costco Wholesale Corporation, Senior Note
5.500%	03/15/2007	250,000	251,541
CVS Corporation, Note
4.875%	09/15/2014	530,000	512,459
Federated Department Stores, Inc., Senior Note
6.900%	04/01/2029	500,000	545,661
Federated Department Stores, Inc., Senior Note
6.300%	04/01/2009	253,000	261,094
Fred Meyer, Inc., Note
7.450%	03/01/2008	750,000	781,874
Limited Brands, Note
5.250%	11/01/2014	250,000	236,378
May Department Stores Company (The), Note
7.900%	10/15/2007	250,000	260,396
May Department Stores Company (The), Note
5.750%	07/15/2014	250,000	255,313
Target Corporation, Note
7.000%	07/15/2031	350,000	425,648
Wal-Mart Stores, Inc., Note
7.550%	02/15/2030	750,000	959,987
Wal-Mart Stores, Inc., Note
6.875%	08/10/2009	750,000	798,843
Wal-Mart Stores, Inc., Note
4.550%	05/01/2013	500,000	488,154
Wal-Mart Stores, Inc., Note
4.125%	02/15/2011	250,000	241,819

			6,019,167

Telecommunications—0.1%
Verizon Global Funding Corporation
7.375%	09/01/2012	1,000,000	1,116,724

Telephone Systems—1.5%
Alltel Corporation, Senior Note
7.000%	07/01/2012	250,000	275,222
America Movil SA de CV, Guaranteed Senior Note (Mexico)
5.500%	03/01/2014	100,000	99,010
AT&T Wireless Services, Inc., Senior Note
8.750%	03/01/2031	250,000	332,191
AT&T Wireless Services, Inc., Senior Note
7.875%	03/01/2011	750,000	842,443
Bellsouth Capital Funding Corporation, Note
7.875%	02/15/2030	900,000	1,089,725
BellSouth Corporation, Note
6.875%	10/15/2031	350,000	385,412
BellSouth Corporation, Note
6.000%	10/15/2011	250,000	260,202
British Telecommunications PLC, Note (United Kingdom)
8.875%	12/15/2030	150,000	201,285
British Telecommunications PLC, Note (United Kingdom)
8.375%	12/15/2010	500,000	569,765
Deutsche Telekom International Finance BV, Guaranteed Note (Netherlands)
8.250%	06/15/2030	750,000	956,750

224	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)

Deutsche Telekom International Finance BV, Note (Netherlands)
8.000%	06/15/2010	$700,000	$794,383
France Telecom SA, Global Step Note (France)
8.500%	03/01/2031	500,000	669,159
France Telecom SA, Global Step Note (France)
7.750%	03/01/2011	100,000	111,814
GTE Corporation, Note
7.510%	04/01/2009	200,000	212,472
Royal KPN NV, Note (Netherlands)
8.000%	10/01/2010	350,000	384,769
SBC Communications, Inc., Global Note
6.150%	09/15/2034	500,000	503,923
SBC Communications, Inc., Global Note
5.100%	09/15/2014	500,000	489,288
Sprint Capital Corporation, Guaranteed Note
6.375%	05/01/2009	750,000	779,003
Sprint Capital Corporation, Note
8.375%	03/15/2012	850,000	986,334
Sprint Capital Corporation, Note
6.875%	11/15/2028	500,000	547,980
Sprint Capital Corporation, Note
6.125%	11/15/2008	1,000,000	1,028,982
Telecom Italia Capital SA, Guaranteed Senior Note (Luxembourg)
6.000%	09/30/2034	250,000	241,645
Telecom Italia Capital SA, Series B, Senior Note (Luxembourg)
5.250%	11/15/2013	350,000	343,992
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030	350,000	436,358
TELUS Corporation, Note (Canada)
7.500%	06/01/2007	500,000	516,489
Verizon Global Funding Corporation, Note
7.750%	12/01/2030	750,000	894,183
Verizon Pennsylvania, Inc., Note, Class A
5.650%	11/15/2011	350,000	349,420
Verizon Virginia, Inc., Note
4.625%	03/15/2013	250,000	231,913
Vodafone Group PLC, Note (United Kingdom)
7.875%	02/15/2030	250,000	313,028
Vodafone Group PLC, Note (United Kingdom)
7.750%	02/15/2010	550,000	602,929

			15,450,069

Transportation—0.4%
Burlington Northern Santa Fe Corporation, Note
7.125%	12/15/2010	750,000	817,144
Canadian National Railway Company, Note (Canada)
4.400%	03/15/2013	585,000	561,544
CSX Corporation, Note
6.750%	03/15/2011	300,000	321,845
Norfolk Southern Corporation, Note
7.700%	05/15/2017	350,000	418,488
Norfolk Southern Corporation, Note
7.050%	05/01/2037	500,000	598,753
Union Pacific Corporation, Note, (MTN), (FRN)
6.790%	11/09/2007	750,000	774,465

Coupon Rate	Maturity Date	Face	Value

Union Pacific Corporation, Note
6.625%	02/01/2029	$250,000	$283,221

			3,775,460

TOTAL CORPORATE OBLIGATIONS (Cost $214,478,571)			214,856,180

U.S. GOVERNMENT AGENCY OBLIGATIONS—46.1%

U.S. Government Agencies—11.3%
Federal Home Loan Bank
6.750%	08/15/2007	700,000	721,628
5.945%	07/28/2008	2,000,000	2,055,048
5.750%	05/15/2012	1,375,000	1,449,793
5.250%	06/18/2014	5,500,000	5,678,129
4.375%	03/17/2010	825,000	814,172
4.000%	03/10/2008	500,000	492,792
3.625%	06/20/2007	4,200,000	4,135,223
3.000%	04/15/2009	6,000,000	5,692,296
2.750%	03/14/2008	1,750,000	1,679,510
2.625%	02/16/2007	4,500,000	4,396,946
Federal Home Loan Mortgage Corporation
6.750%	09/15/2029	770,000	955,355
6.250%	07/15/2032	500,000	597,195
6.000%	06/15/2011	3,900,000	4,132,850
5.750%	04/15/2008- 01/15/2012	2,550,000	2,624,693
5.200%	03/05/2019	200,000	195,642
5.125%	07/15/2012	2,000,000	2,039,372
5.000%	01/30/2014	600,000	592,340
4.750%	12/08/2010	500,000	499,710
4.500%	08/04/2008- 01/15/2015	4,600,000	4,516,351
4.375%	11/16/2007- 03/01/2010	5,030,000	4,969,315
4.250%	06/23/2008	1,000,000	984,661
4.125%	09/01/2009- 02/24/2011	5,150,000	5,033,260
4.000%	09/22/2009	560,000	543,201
3.625%	09/15/2008	4,260,000	4,144,673
3.500%	09/15/2007- 04/01/2008	8,360,000	8,198,181
3.300%	09/14/2007	300,000	292,750
3.250%	11/02/2007	500,000	485,518
2.875%	05/15/2007	4,750,000	4,633,929
2.850%	02/23/2007	1,000,000	979,153
2.400%	03/29/2007	1,000,000	972,067
Federal National Mortgage Association
7.250%	01/15/2010	2,800,000	3,053,504
6.625%	09/15/2009- 11/15/2030	5,450,000	5,946,046
6.375%	06/15/2009	394,000	414,248
6.250%	05/15/2029	2,240,000	2,647,366
6.000%	05/15/2011	1,500,000	1,588,274
5.500%	03/15/2011	1,400,000	1,448,734
4.750%	02/21/2013	600,000	593,626
4.625%	06/01/2010- 10/15/2013	7,000,000	6,922,020
4.500%	08/04/2008- 10/15/2008	5,500,000	5,468,273
4.375%	07/17/2013	600,000	580,304
4.250%	09/15/2007	2,830,000	2,808,042
3.650%	11/30/2007	1,000,000	980,688
3.250%	01/15/2008	4,000,000	3,887,652
3.000%	03/02/2007	1,000,000	980,338
2.625%	01/19/2007	1,000,000	978,553
0.000%	06/01/2017	1,000,000	572,842

See accompanying notes to financial statements.	225

SCHEDULE OF INVESTMENTS— (Continued)
December 31, 2005

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS—(Continued)

Financing Corporation, Note
9.650%	11/02/2018	$500,000	$720,846
8.600%	09/26/2019	500,000	675,754
Tennessee Valley Authority
6.250%	12/15/2017	1,200,000	1,345,014

			116,117,877

U.S. Government Agencies—Mortgage Backed—34.8%
Federal Home Loan Mortgage Corporation
7.500%	06/01/2027- 10/01/2029	926,598	974,927
7.000%	02/01/2016- 11/01/2033	2,327,106	2,426,020
6.500%	05/01/2008- 07/01/2035	12,830,700	13,182,556
6.000%	11/01/2016- 12/01/2033	14,563,521	14,760,651
5.500%	02/01/2018- 11/01/2035	41,786,927	41,578,799
5.000%	05/01/2018- 10/01/2035	47,870,457	46,760,702
4.500%	07/01/2011- 11/01/2034	21,081,836	20,449,343

4.000%	04/01/2009- 05/01/2019	3,423,386	3,275,188
3.500%	05/01/2011	76,117	72,541
Federal Home Loan Mortgage Corporation TBA
5.000%	01/01/2036	2,200,000	2,129,186
Federal National Mortgage Association
7.500%	06/01/2030- 07/01/2031	93,889	98,471
7.000%	03/01/2030- 10/01/2034	2,516,707	2,627,057
6.500%	02/01/2017- 11/01/2033	8,081,291	8,307,702
6.000%	04/01/2014- 10/01/2035	21,993,220	22,249,032
5.500%	01/01/2018- 12/01/2035	56,692,905	56,319,975
5.000%	03/01/2018- 11/01/2035	57,397,099	55,981,740
4.500%	08/01/2011- 08/01/2035	17,950,108	17,324,667
4.000%	07/01/2011- 11/01/2019	5,912,111	5,663,158
Federal National Mortgage Association TBA
6.000%	01/01/2032	3,900,000	3,935,342
5.500%	01/01/2035	4,300,000	4,257,000
5.000%	01/01/2019- 01/01/2035	3,700,000	3,645,529
Government National Mortgage Association
7.500%	12/15/2029- 05/15/2032	1,360,579	1,431,476
7.000%	09/15/2031	996,869	1,047,180
6.500%	03/15/2026- 10/15/2032	3,187,029	3,331,960
6.000%	02/15/2033- 11/15/2034	5,964,021	6,112,886

Coupon Rate	Maturity Date		Face	Value

5.500%	03/15/2033- 12/15/2035		$13,416,722	$13,518,650
5.000%	05/15/2033- 12/15/2035		8,051,417	7,955,808

				359,417,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $482,934,619)				475,535,423

U.S. TREASURY OBLIGATIONS—24.7%

U.S. Treasury Bonds—7.7%
U.S. Treasury Bond
13.875%	05/15/2011		600,000	620,672
13.250%	05/15/2014		850,000	1,082,755
11.750%	11/15/2014	†	500,000	629,688
11.250%	02/15/2015		500,000	752,969
10.375%	11/15/2012	†	300,000	331,641
9.875%	11/15/2015		1,550,000	2,214,927
9.250%	02/15/2016		4,700,000	6,514,825
9.125%	05/15/2018		1,000,000	1,430,391
8.750%	05/15/2017		1,100,000	1,510,868
8.125%	08/15/2019		4,830,000	6,554,088
8.000%	11/15/2021	†	4,810,000	6,628,218
7.875%	02/15/2021		3,500,000	4,737,852
7.625%	02/15/2025		600,000	826,922
7.500%	11/15/2024		1,350,000	1,835,947
7.250%	05/15/2016-
	08/15/2022		5,100,000	6,486,965
7.125%	02/15/2023		2,425,000	3,137,724
6.500%	11/15/2026		3,150,000	3,937,503
6.250%	05/15/2030	†	4,160,000	5,167,827
6.125%	11/15/2027		2,600,000	3,138,283
6.000%	02/15/2026		2,000,000	2,359,064
5.750%	08/15/2010		8,310,000	8,793,999
5.375%	02/15/2031	†	1,741,000	1,956,177
5.250%	02/15/2029		3,130,000	3,416,470
5.000%	08/15/2011	†	5,100,000	5,265,551

				79,331,326

U.S. Treasury Notes—17.0%
U.S. Treasury Note
6.125%	08/15/2007		4,350,000	4,466,567
6.000%	08/15/2009		4,470,000	4,712,359
5.625%	05/15/2008		4,800,000	4,932,379
5.500%	02/15/2008-
	05/15/2009		5,000,000	5,149,807
4.875%	02/15/2012		2,095,000	2,151,550
4.750%	11/15/2008		9,100,000	9,190,290
4.375%	05/15/2007-
	08/15/2012		12,170,000	12,168,730
4.250%	10/31/2007-
	11/15/2014	†	15,750,000	15,613,794
4.125%	05/15/2015	†	6,630,000	6,486,785
4.000%	08/31/2007-
	02/15/2015	†	41,960,000	41,261,013
3.875%	02/15/2013	†	5,900,000	5,720,469
3.750%	05/15/2008		2,400,000	2,366,626
3.625%	07/15/2009-
	05/15/2013		4,910,000	4,706,399
3.500%	12/15/2009	†	4,170,000	4,041,481
3.375%	02/28/2007-
	10/15/2009		6,500,000	6,344,571
3.250%	01/15/2009	†	7,630,000	7,390,075
3.125%	01/31/2007-
	04/15/2009		9,070,000	8,891,743
3.000%	11/15/2007-
	02/15/2008	†	19,420,000	18,922,317

226	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS— (Continued)
December 31, 2005

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)

2.750%	08/15/2007	†	$7,700,000	$7,503,296
2.625%	05/15/2008		3,500,000	3,363,283

				175,383,534

TOTAL U.S. TREASURY OBLIGATIONS (Cost $255,588,455)				254,714,860

MUNICIPAL OBLIGATIONS—0.3%

Financial Services—0.3%
Illinois State (Illinois)
5.100%	06/01/2033		1,100,000	1,086,492
New Jersey Economic Development Authority (New Jersey)
7.425%	02/15/2029		500,000	644,705
New Jersey State Turnpike Authority (New Jersey)
4.252%	01/01/2016		550,000	522,246
Oregon State (Oregon)
5.762%	06/01/2023		200,000	214,352

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,331,635)				2,467,795

SOVEREIGN DEBT OBLIGATIONS—1.8%

Government Issued—1.8%
British Columbia (Province of) (Canada)
6.500%	01/15/2026		150,000	179,305
Canadian Government (Canada)
5.250%	11/05/2008		250,000	255,841
Hydro Quebec (Canada)
6.300%	05/11/2011		350,000	373,772
Hydro-Quebec (Canada)
8.050%	07/07/2024		500,000	671,602
Italian Republic (Italy)
6.875%	09/27/2023		750,000	897,090
Italian Republic (Italy)
6.000%	02/22/2011		1,550,000	1,643,350
Italian Republic (Italy)
5.375%	06/15/2033		500,000	511,146
Italian Republic (Italy)
4.375%	06/15/2013		1,000,000	981,542
Italian Republic (Italy)
3.750%	12/14/2007		500,000	491,408
Italian Republic (Italy)
3.250%	05/15/2009		500,000	477,891
Malaysia Government (Malaysia)
8.750%	06/01/2009		500,000	559,054
Malaysia Government (Malaysia)
7.500%	07/15/2011		250,000	280,151
New Brunswick Province (Canada)
3.500%	10/23/2007		150,000	146,893
Nova Scotia Province (Canada)
5.750%	02/27/2012		350,000	366,333
Ontario Province (Canada)
5.500%	10/01/2008		550,000	560,999
Ontario Province (Canada)
3.625%	10/21/2009		250,000	239,497
Ontario Province (Canada)
3.282%	03/28/2008		250,000	241,958
People’s Republic of China (China)
4.750%	10/29/2013		250,000	245,409
Quebec Province (Canada)
7.500%	09/15/2029		200,000	263,518

Coupon Rate	Maturity Date	Face	Value

Quebec Province (Canada)
6.125%	01/22/2011	$850,000	$899,461
Quebec Province (Canada)
5.750%	02/15/2009	850,000	875,456
Region of Lombardy (Italy)
5.804%	10/25/2032	100,000	108,201
Republic of Chile (Chile)
5.500%	01/15/2013	150,000	153,600
Republic of Finland (Finland)
6.950%	02/15/2026	150,000	186,360
Republic of Korea (South Korea)
8.875%	04/15/2008	250,000	274,081
Republic of Poland (Poland)
5.250%	01/15/2014	200,000	203,900
Republic of South Africa (South Africa)
7.375%	04/25/2012	250,000	278,750
Saskatchewan Province (Canada)
7.375%	07/15/2013	230,000	268,769
State of Israel (Israel)
5.125%	03/01/2014	250,000	249,587
United Mexican States (Mexico)
9.875%	01/15/2007	150,000	158,137
United Mexican States (Mexico)
8.625%	03/12/2008	1,000,000	1,078,000
United Mexican States (Mexico)
8.375%	01/14/2011	500,000	571,250
United Mexican States (Mexico)
8.300%	08/15/2031	500,000	643,750
United Mexican States (Mexico)
8.125%	12/30/2019	750,000	922,500
United Mexican States (Mexico)
7.500%	04/08/2033	400,000	474,600
United Mexican States (Mexico)
6.625%	03/03/2015	500,000	548,750
United Mexican States (Mexico)
6.375%	01/16/2013	1,150,000	1,224,750

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $18,169,624)			18,506,661

ASSET BACKED SECURITIES—1.6%

Automotive—0.7%
AmeriCredit Automobile Receivables Trust, Series 2003-D-M, Class A-4
2.840%	08/06/2010	1,000,000	983,402
Honda Auto Receivables Owner Trust, Series 2004-1, Class A4
3.060%	10/21/2009	1,000,000	975,333
Household Auto Receivables Trust, Series 2002-3, Class A4A
3.440%	05/18/2009	1,585,200	1,572,691
WFS Financial Owner Trust, Series 2003-3, Class A4
3.250%	05/20/2011	900,000	886,392
WFS Financial Owner Trust, Series 2004-4, Class A4
3.440%	05/17/2012	2,750,000	2,677,294

			7,095,112

Credit Cards—0.6%
Bank One Issuance Trust, Series 2003-A7, Class A7
3.350%	03/15/2011	1,500,000	1,450,006
Capital One Master Trust, Series 2001-8, Class A
4.600%	08/17/2009	400,000	399,377

See accompanying notes to financial statements.	227

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

ASSET BACKED SECURITIES— (Continued)

Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6
5.650%	06/16/2008	$1,975,000	$1,983,622
Citibank Credit Card Master Trust I, Series 1999-2, Class A
5.875%	03/10/2011	1,500,000	1,546,725
MBNA Master Credit Card Trust, Series 1999-B, Class A
5.900%	08/15/2011	825,000	852,901

			6,232,631

Electric Utilities—0.3%
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6
6.620%	03/01/2016	2,700,000	2,996,596

TOTAL ASSET BACKED SECURITIES (Cost $16,782,454)			16,324,339

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—3.7%

Mortgage Backed—3.7%
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3
5.118%	07/11/2043	500,000	501,244
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3
4.050%	11/10/2038	3,000,000	2,870,939
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A5
4.811%	12/10/2042	500,000	487,804
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A3
5.251%	04/15/2040	750,000	754,536
CS First Boston Mortgage Securities Corporation, Series 1998-C2, Class A2
6.300%	11/11/2030	407,000	420,071
CS First Boston Mortgage Securities Corporation, Series 2003-C5, Class A2
3.808%	12/15/2036	1,000,000	971,367
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A2
6.180%	08/15/2033	763,699	769,119
GE Capital Commercial Mortgage Corporation, Series 2001-A, Class A2
6.531%	05/15/2033	3,500,000	3,722,135
GE Capital Commercial Mortgage Corporation, Series 2004-C1, Class A2
3.915%	11/10/2038	1,000,000	961,164
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2
7.724%	03/15/2033	1,707,000	1,858,524
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A3
4.776%	03/10/2038	1,000,000	978,466
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-CIBC7, Class A3
4.449%	01/12/2038	2,000,000	1,945,038
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CB9, Class A4
5.380%	06/12/2041	750,000	768,562
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CIBC10, Class AJ
4.951%	01/12/2037	1,750,000	1,708,551

Coupon Rate	Maturity Date		Face	Value

LB Commercial Mortgage Trust, Series 1991-C1, Class A2
6.780%	06/15/2031		$6,000,000	$6,302,879
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5
4.853%	09/15/2031		1,500,000	1,477,930
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A2
4.207%	11/15/2027		1,000,000	978,919
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6
4.786%	10/15/2029		1,000,000	974,068
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A3
5.403%	07/12/2034		500,000	506,505
Morgan Stanley Capital I, Series 1997-C1, Class B
7.690%	02/15/2020		818,486	823,179
Morgan Stanley Capital I, Series 2004-HQ3, Class A4
4.800%	01/13/2041		750,000	733,112
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.940%	09/13/2045		1,000,000	959,945
Morgan Stanley Capital I, Series 2004-T15, Class A2
4.690%	06/13/2041		500,000	492,546
Mortgage Capital Funding, Inc., Series 1998-MC2, Class A2
6.423%	06/18/2030		531,808	545,974
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A3
4.440%	11/15/2034		3,000,000	2,946,923
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2
3.989%	06/15/2035		750,000	699,044
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4
5.012%	12/15/2035		750,000	743,341
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.215%	01/15/2041		500,000	500,319
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4
5.234%	08/15/2041		750,000	758,562

TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $39,000,510)				38,160,766

CASH EQUIVALENTS—7.4%

Institutional Money Market Funds—0.5%
American Beacon Funds		††	323,996	323,996
BGI Institutional Fund		††	4,211,951	4,211,951
Goldman Sachs Financial Square
Prime Obligations Fund		††	323,996	323,996
Merrimac Cash Fund—
Premium Class		††	518,394	518,394

				5,378,337

Bank & Certificate Deposits/Offshore Time Deposits—6.3%
Abbey National PLC
4.290%	01/11/2006	††	1,619,981	1,619,982
Bank of Nova Scotia
4.250%	01/27/2006	††	2,267,974	2,267,974

228	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(continued)

Barclays
4.410%	02/27/2006	††	$1,619,981	$1,619,981
Barclays
4.270%	01/25/2006	††	1,619,981	1,619,981
BNP Paribas
4.220%	01/24/2006	††	1,619,981	1,619,981
Branch Banker &Trust
4.260%	01/11/2006	††	1,619,981	1,619,981
CIESCO
4.305%	01/06/2006	††	1,943,978	1,943,978
Dexia Group
4.250%	01/09/2006	††	3,239,963	3,239,963
Fairway Finance
4.280%	01/30/2006	††	1,295,985	1,295,985
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	1,606,854	1,606,854
Fortis Bank
4.350%	01/03/2006	††	1,619,981	1,619,981
Greyhawk Funding
4.355%	01/06/2006	††	1,295,985	1,295,985
Greyhawk Funding
4.278%	01/24/2006	††	971,989	971,989
Jupiter Securitization Corporation
4.266%	01/05/2006	††	777,591	777,591
Jupiter Securitization Corporation
4.257%	01/04/2006	††	971,989	971,989
Liberty Street
4.266%	01/05/2006	††	1,608,124	1,608,124
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	6,479,925	6,479,925
National Australia Bank
4.156%	01/03/2006	††	909,017	909,017
Paradigm Funding LLC
4.303%	01/03/2006	††	2,095,937	2,095,937
Paradigm Funding LLC
4.297%	01/09/2006	††	1,295,985	1,295,985
Prefco
4.312%	01/04/2006	††	971,989	971,989
Rabobank Nederland
4.150%	01/03/2006	††	1,619,981	1,619,981
Ranger Funding
4.291%	01/18/2006	††	1,295,985	1,295,985
Royal Bank of Canada
4.250%	01/24/2006	††	2,267,974	2,267,974
Royal Bank of Canada
4.220%	01/20/2006	††	1,619,981	1,619,981
Royal Bank of Scotland
4.310%	02/01/2006	††	3,239,963	3,239,963
Royal Bank of Scotland
4.250%	01/23/2006	††	1,619,981	1,619,981
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	971,989	971,989
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	1,619,981	1,619,981
Societe Generale
4.280%	01/30/2006	††	1,295,985	1,295,985
The Bank of the West
4.290%	01/25/2006	††	1,619,981	1,619,981
UBS AG
4.260%	01/10/2006	††	1,619,981	1,619,981
UBS AG
4.255%	01/18/2006	††	1,943,978	1,943,978

Coupon Rate	Maturity Date		Face	Value

Wells Fargo
4.290%	01/30/2006	††	$ 2,591,970	$2,591,970
Wells Fargo
4.270%	01/03/2006	††	1,619,981	1,619,981
Yorktown Capital LLC
4.330%	01/04/2006	††	1,450,596	1,450,596
Yorktown Capital LLC
4.266%	01/05/2006	††	1,608,124	1,608,124

				65,459,603

Floating Rate Instruments/Master Notes—0.6%
Bank of America
4.270%	01/17/2006	††	1,295,985	1,295,985
Bank of America
4.230%	01/20/2006	††	1,619,981	1,619,981
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	1,295,985	1,295,985
Rabobank Nederland
4.100%	05/31/2006	††	1,619,981	1,619,981

				5,831,932

TOTAL CASH EQUIVALENTS (Cost $76,669,872)				76,669,872

REPURCHASE AGREEMENTS—1.2%

IBT Repurchase Agreement dated 12/30/05 due 01/03/06, with a maturity value of $12,537,286 and an effective yield of 3.65% collateralized by U.S. Government Obligations with rates ranging from 4.9194% to 7.875%, maturity dates ranging from of 09/25/14 to 12/15/31 and an aggregate market value of $13,158,814.			12,532,204	12,532,204

TOTAL INVESTMENTS—107.6% (Cost $1,118,487,944)				1,109,768,100
Other assets less liabilities—(7.6%)				(78,372,330)

NET ASSETS—100.0%				$1,031,395,770

Notes to the Schedule of Investments:

FRN	Floating Rate Note

MTN	Medium Term Note

REIT	Real Estate Investment Trust

TBA	To Be Announced

†	Denotes all or a portion of security on loan.

††	Represents collateral received from securities lending transactions.

*

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.15% of Total Investments.

See accompanying notes to financial statements.	229

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—98.7%

Advertising—0.2%
Interpublic Group, Inc.	*†	13,428	$129,580
Monster Worldwide, Inc.	*†	3,572	145,809
Omnicom Group		5,537	471,365

			746,754

Aerospace & Defense—1.5%
Goodrich Corporation		3,725	153,097
Boeing Company (The)		25,149	1,766,466
General Dynamics Corporation		6,061	691,257
Honeywell International, Inc.		26,409	983,735
Lockheed Martin Corporation		11,068	704,257
Northrop Grumman Corporation		10,878	653,877
Textron, Inc.		4,027	309,998

			5,262,687

Airlines—0.1%
Southwest Airlines Company		21,649	355,693

Apparel Retailers—0.4%
Gap, Inc. (The)		18,174	320,589
Kohl’s Corporation	*	10,470	508,842
Ltd. Brands		10,963	245,023
Nordstrom, Inc.		6,656	248,934

			1,323,388

Automotive—0.7%
Autonation, Inc.	*	5,626	122,253
Dana Corporation		4,708	33,803
Ford Motor Company		57,278	442,186
General Motors Corporation	†	17,657	342,899
Genuine Parts Company		5,410	237,607
Goodyear Tire & Rubber Company (The)	*†	5,556	96,563
Harley-Davidson, Inc.	†	8,404	432,722
ITT Industries, Inc.		2,921	300,337
Navistar International Corporation	*	2,176	62,277
Paccar, Inc.		5,372	371,904

			2,442,551

Banking—11.6%
American Express Company		38,036	1,957,333
AmSouth Bancorp		11,018	288,782
BB&T Corporation		16,708	700,232
Bank of America Corporation	†	122,772	5,665,928
Bank of New York Company, Inc. (The)		23,767	756,979
Capital One Financial Corporation		8,801	760,406
CIT Group, Inc.		6,087	315,185
Citigroup, Inc.		155,896	7,565,633
Comerica, Inc.		5,263	298,728
Compass Bancshares, Inc.		4,000	193,160
Fifth Third Bancorp	†	16,962	639,807
First Horizon National Corporation	†	3,674	141,229
Golden West Financial Corporation		7,771	512,886
Huntington Bancshares, Inc.	†	7,147	169,741
JP Morgan Chase & Company		107,331	4,259,967
KeyCorp		12,773	420,615
M&T Bank Corporation		2,431	265,101
MBNA Corporation		38,722	1,051,690
Marshall & IIsley Corporation	†	6,557	282,213

		Shares	Value

Mellon Financial Corporation		13,012	$445,661
National City Corporation		17,291	580,459
North Fork Bancorp, Inc.		14,553	398,170
Northern Trust Corporation		5,818	301,489
PNC Financial Services Group, Inc.		8,880	549,050
Regions Financial Corporation		14,002	478,308
SLM Corporation		12,776	703,830
Sovereign Bancorp, Inc.		10,480	226,578
State Street Corporation		10,082	558,946
Suntrust Banks, Inc.		11,077	805,963
Synovus Financial Corporation		9,554	258,054
U.S. Bancorp		56,005	1,673,989
Wachovia Corporation		48,383	2,557,525
Washington Mutual, Inc.		30,415	1,323,053
Wells Fargo & Company		51,497	3,235,557
Zions Bancorp		2,846	215,044

			40,557,291

Beverages, Food & Tobacco—4.9%
Altria Group, Inc.		63,420	4,738,742
Anheuser-Busch Companies, Inc.		23,642	1,015,660
Archer-Daniels-Midland Company		19,681	485,333
Brown-Forman Corporation Class B		2,464	170,804
Campbell Soup Company		5,775	171,922
Coca-Cola Company (The)		63,705	2,567,949
Coca-Cola Enterprises, Inc.		9,430	180,773
ConAgra Foods, Inc.		15,594	316,246
Constellation Brands, Inc. Class A	*	5,780	151,609
General Mills, Inc.		11,152	550,017
H.J. Heinz Company		10,333	348,429
Hershey Foods Corporation		5,550	306,637
Kellogg Company		7,975	344,679
McCormick & Company, Inc.		4,395	135,893
Molson Coors Brewing Company—Class B		1,673	112,074
Pepsi Bottling Group, Inc.		4,086	116,900
Pepsico, Inc.		51,232	3,026,787
Reynolds American, Inc.	†	2,675	255,008
Safeway, Inc.	†	13,907	329,040
Sara Lee Corporation		24,524	463,504
Supervalu, Inc.		4,247	137,943
Sysco Corporation		19,236	597,278
Tyson Foods, Inc. Class A	†	7,900	135,090
UST, Inc.	†	5,151	210,315
WM Wrigley Jr. Company		5,631	374,405

			17,243,037

Building Materials—1.3%
Home Depot, Inc.		65,664	2,658,079
Louisiana-Pacific Corporation	†	3,355	92,162
Lowe’s Companies, Inc.		23,882	1,591,974
Patterson Companies, Inc.	*	3,500	116,900
Vulcan Materials Company	†	3,221	218,223

			4,677,338

Chemicals—1.4%
Air Products & Chemicals, Inc.		6,726	398,112
Avery Dennison Corporation	†	3,207	177,251
Cooper Tire & Rubber Company	†	2,340	35,849
Dow Chemical Company (The)		29,536	1,294,268
Eastman Chemical Company		2,451	126,447
Ecolab, Inc.		5,738	208,117

230	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)

EI Du Pont de Nemours & Company		28,050	$1,192,125
Hercules, Inc.	*	3,515	39,720
International Flavors & Fragrances, Inc.		2,365	79,228
Monsanto Company		8,297	643,266
PPG Industries, Inc.		5,081	294,190
Praxair, Inc.		9,796	518,796

			5,007,369

Commercial Services—1.0%
Allied Waste Industries, Inc.	*†	7,839	68,513
Apollo Group, Inc. Class A	*†	4,409	266,568
Cendant Corporation		31,880	549,930
Cintas Corporation		4,114	169,415
Convergys Corporation	*	4,528	71,769
Equifax, Inc.		3,865	146,947
Fluor Corporation		2,599	200,799
H&R Block, Inc.		10,232	251,196
Moody’s Corporation		7,678	471,583
Paychex, Inc.		10,422	397,287
Robert Half International, Inc.	†	5,293	200,552
RR Donnelley & Sons Company		6,781	231,978
Ryder System, Inc.	†	2,030	83,271
Waste Management, Inc.		17,095	518,833

			3,628,641

Communications—1.9%
ADC Telecommunications, Inc.	*	3,642	81,362
Andrew Corporation	*	4,865	52,201
Avaya, Inc.	*	13,317	142,092
Ciena Corporation	*	15,008	44,574
Comverse Technology, Inc.	*	6,104	162,305
Corning, Inc.	*	44,970	884,110
L-3 Communications Holdings, Inc.		3,523	261,935
Lucent Technologies, Inc.	*†	138,279	367,822
Motorola, Inc.		75,654	1,709,024
Network Appliance, Inc.	*†	11,224	303,048
Qualcomm, Inc.		49,999	2,153,957
Scientific-Atlanta, Inc.		4,807	207,037
Tellabs, Inc.	*	12,229	133,296

			6,502,763

Computer Software & Processing—5.1%
Adobe Systems, Inc.		17,058	630,464
Affiliated Computer Services, Inc. Class A	*	3,980	235,536
Autodesk, Inc.		7,066	303,485
Automatic Data Processing, Inc.		17,724	813,354
BMC Software, Inc.	*	6,466	132,488
Citrix Systems, Inc.	*	5,196	149,541
Computer Associates International, Inc.		14,066	396,521
Computer Sciences Corporation	*	5,832	295,332
Compuware Corporation	*	12,167	109,138
Electronic Arts, Inc.	*	9,238	483,240
Electronic Data Systems Corporation		16,012	384,928
First Data Corporation		23,793	1,023,337
Fiserv, Inc.	*	5,668	245,254
IMS Health, Inc.		6,732	167,761
Intuit, Inc.	*	5,466	291,338

		Shares	Value

Mercury Interactive Corporation	*	2,850	$79,202
Microsoft Corporation		281,565	7,362,925
NCR Corporation	*	5,590	189,725
Novell, Inc.	*	11,821	104,379
Nvidia Corporation	*	5,134	187,699
Oracle Corporation	*	115,518	1,410,475
Parametric Technology Corporation	*	8,439	51,478
Siebel Systems, Inc.		16,000	169,280
Sun Microsystems, Inc.	*	103,203	432,421
Symantec Corporation	*	32,790	573,825
Unisys Corporation	*	10,465	61,011
Yahoo!, Inc.	*	38,400	1,504,512

			17,788,649

Computers & Information—5.1%
3M Company		23,450	1,817,375
Apple Computer, Inc.	*	25,417	1,827,228
Cisco Systems, Inc.	*	190,326	3,258,381
Dell, Inc.	*	73,532	2,205,225
EMC Corporation	*	73,383	999,476
Gateway, Inc.	*	10,279	25,800
Hewlett-Packard Company		87,873	2,515,804
International Business Machines Corporation		48,784	4,010,045
International Game Technology		10,262	315,864
Jabil Circuit, Inc.	*	5,122	189,975
Lexmark International, Inc.	*	3,468	155,470
Pitney Bowes, Inc.		6,896	291,356
Solectron Corporation	*	29,567	108,215
Symbol Technologies, Inc.		7,303	93,624

			17,813,838

Containers & Packaging—0.1%
Ball Corporation		3,568	141,721
Sealed Air Corporation	*†	2,691	151,153

			292,874

Cosmetics & Personal Care—2.2%
Alberto Culver Company Class B	†	2,202	100,742
Avon Products, Inc.		14,618	417,344
Clorox Company		4,566	259,760
Colgate-Palmolive Company		15,870	870,470
Procter & Gamble Company		103,498	5,990,464

			7,638,780

Diversified—3.2%
General Electric Company		323,966	11,355,008

Electric Utilities—3.3%
AES Corporation (The)	*	19,714	312,073
Allegheny Energy, Inc.	*	4,824	152,680
Ameren Corporation		6,170	316,151
American Electric Power Company, Inc.		12,209	452,832
CMS Energy Corporation	*†	7,199	104,457
Centerpoint Energy, Inc.	†	9,695	124,581
Cinergy Corporation		6,127	260,152
Consolidated Edison, Inc.		7,439	344,649
Constellation Energy Group, Inc.		5,597	322,387
DTE Energy Company		5,330	230,203
Dominion Resources, Inc.	†	10,409	803,575
Duke Energy Corporation	†	28,286	776,451
Edison International		9,898	431,652
Entergy Corporation		6,303	432,701

See accompanying notes to financial statements.	231

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Exelon Corporation	†	20,645	$1,097,075
FPL Group, Inc.		11,946	496,476
FirstEnergy Corporation		10,244	501,854
KeySpan Corporation		5,636	201,149
NiSource, Inc.		8,413	175,495
PG&E Corporation		10,328	383,375
PPL Corporation		11,828	347,743
Pinnacle West Capital Corporation	†	2,891	119,543
Progress Energy, Inc.		7,759	340,775
Public Service Enterprise Group, Inc.		7,446	483,767
Sempra Energy	†	7,751	347,555
Southern Company (The)	†	23,031	795,260
TXU Corporation		14,642	734,882
TECO Energy, Inc.		5,950	102,221
Xcel Energy, Inc.	†	12,731	235,014

			11,426,728

Electrical Equipment—0.3%
Cooper Industries Ltd. Class A		2,956	215,788
Emerson Electric Company		12,625	943,088

			1,158,876

Electronics—3.3%
Advanced Micro Devices, Inc.	*	12,536	383,602
Agilent Technologies, Inc.	*	13,839	460,700
Altera Corporation	*	11,395	211,149
American Power Conversion Corporation		5,418	119,196
Analog Devices, Inc.		11,610	416,451
Applied Micro Circuits Corporation	*	9,726	24,996
Broadcom Corporation Class A	*	8,569	404,028
Freescale Semiconductor, Inc. Class B	*	12,267	308,760
Intel Corporation		186,157	4,646,479
JDS Uniphase Corporation	*	45,346	107,017
LSI Logic Corporation	*†	12,007	96,056
Linear Technology Corporation		9,592	345,983
Maxim Integrated Products, Inc.		10,205	369,829
Micron Technology, Inc.	*†	19,238	256,058
Molex, Inc.	†	4,262	110,599
National Semiconductor Corporation		10,068	261,567
Novellus Systems, Inc.	*	4,373	105,477
PMC-Sierra, Inc.	*	5,469	42,166
QLogic Corporation	*	2,292	74,513
Raytheon Company		13,679	549,212
Rockwell Collins, Inc.		5,606	260,511
Sanmina-SCI Corporation	*	16,779	71,479
Teradyne, Inc.	*†	6,358	92,636
Texas Instruments, Inc.		49,713	1,594,296
Xilinx, Inc.	†	10,839	273,251

			11,586,011

Entertainment & Leisure—1.9%
Eastman Kodak Company	†	8,976	210,038
Harrah’s Entertainment, Inc.		5,744	409,490
Hasbro, Inc.		5,527	111,535
Mattel, Inc.		12,914	204,299
News Corporation, Inc. Class A		74,950	1,165,473
Time Warner, Inc.		143,988	2,511,151

		Shares	Value

Walt Disney Company		61,575	$1,475,953
Xerox Corporation	*	29,117	426,564

			6,514,503

Financial Services—3.6%
Ameriprise Financial, Inc.		7,701	315,749
Bear Stearns Companies, Inc. (The)		3,405	393,380
Charles Schwab Corporation (The)		31,601	463,587
Countrywide Financial Corporation		18,100	618,839
E*Trade Financial Corporation	*	11,500	239,890
Federal Home Loan Mortgage Corporation		21,092	1,378,362
Federal National Mortgage Association		29,646	1,447,021
Federated Investors, Inc. Class B		2,799	103,675
Franklin Resources, Inc.		4,642	436,394
Goldman Sachs Group, Inc.		14,256	1,820,634
Janus Capital Group, Inc.		6,553	122,082
Lehman Brothers Holdings, Inc.		8,351	1,070,348
Merrill Lynch & Company, Inc.		28,392	1,922,990
Morgan Stanley		33,285	1,888,591
T. Rowe Price Group, Inc.		3,942	283,942

			12,505,484

Food Retailers—0.5%
Albertson’s, Inc.	†	11,517	245,888
Kroger Company	*	21,895	413,378
Starbucks Corporation	*	23,570	707,336
Whole Foods Market, Inc.		3,600	278,604

			1,645,206

Forest Products & Paper—0.7%
Bemis Company		3,365	93,749
International Paper Company	†	15,213	511,309
Kimberly Clark Corporation		14,549	867,848
MeadWestvaco Corporation		5,462	153,100
Pactiv Corporation	*	4,478	98,516
Temple-Inland, Inc.		3,438	154,194
Weyerhaeuser Company		7,461	494,963

			2,373,679

Health Care Providers—1.5%
Caremark Rx, Inc.	*	13,722	710,662
Coventry Health Care, Inc.	*	5,100	290,496
Express Scripts, Inc.	*	4,374	366,541
HCA, Inc.		12,901	651,501
Health Management Associates, Inc. Class A		7,595	166,786
Laboratory Corporation of America Holdings	*†	4,140	222,939
Manor Care, Inc.		2,002	79,620
Tenet Healthcare Corporation	*	14,819	113,514
UnitedHealth Group, Inc.		41,134	2,556,067

			5,158,126

Heavy Construction—0.1%
Centex Corporation	†	4,036	288,534
Lennar Corporation Class A		3,600	219,672

			508,206

Heavy Machinery—2.2%
American Standard Companies, Inc.		5,509	220,085
Applied Materials, Inc.		50,163	899,924
Baker Hughes, Inc.		10,503	638,372

232	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Black & Decker Corporation	†	2,461	$214,009
Caterpillar, Inc.		20,702	1,195,955
Cummins, Inc.		1,339	120,148
Deere & Company		7,329	499,178
Dover Corporation		6,414	259,703
Eaton Corporation		4,413	296,068
Ingersoll-Rand Company Class A		10,236	413,227
National-Oilwell Varco, Inc.	*	5,295	331,997
Pall Corporation		3,958	106,312
Parker Hannifin Corporation		3,755	247,680
Rockwell Automation, Inc.		5,356	316,861
Stanley Works (The)		2,127	102,181
United Technologies Corporation		31,398	1,755,462
W.W. Grainger, Inc.		2,254	160,259

			7,777,421

Home Construction, Furnishings & Appliances—0.5%
DR Horton, Inc.		8,206	293,200
Johnson Controls, Inc.		5,919	431,554
KB Home		2,308	167,699
Leggett & Platt, Inc.	†	6,076	139,505
Masco Corporation		12,939	390,628
Maytag Corporation		2,488	46,824
Pulte Homes, Inc.		6,758	265,995
Whirlpool Corporation	†	2,005	167,939

			1,903,344

Household Products—0.4%
Fortune Brands, Inc.		4,419	344,770
Illinois Tool Works, Inc.	†	6,315	555,657
Newell Rubbermaid, Inc.		8,690	206,648
Rohm & Haas Company		4,355	210,869
Snap-On, Inc.	†	1,846	69,336

			1,387,280

Industrial—Diversified—0.5%
Tyco International Ltd.		62,015	1,789,753

Insurance—5.9%
ACE Ltd. (Bermuda)		8,736	466,852
Aflac, Inc.		15,310	710,690
Aetna, Inc.		8,851	834,738
Allstate Corporation (The)		20,089	1,086,212
AMBAC Financial Group, Inc.		3,384	260,771
American International Group, Inc.		79,278	5,409,138
AON Corporation		9,930	356,984
Chubb Corporation		6,086	594,298
Cigna Corporation		3,854	430,492
Cincinnati Financial Corporation		5,083	227,108
Genworth Financial, Inc. Class A		10,600	366,548
Hartford Financial Services Group, Inc.		9,162	786,924
Humana, Inc.	*	5,100	277,083
Jefferson Pilot Corporation		4,267	242,920
Lincoln National Corporation		5,387	285,673
Loews Corporation		4,114	390,213
MBIA, Inc.		4,034	242,685
MGIC Investment Corporation		2,777	182,782
Marsh & McLennan Companies, Inc.		16,339	518,927
Metlife, Inc.		23,147	1,134,203
Principal Financial Group		8,726	413,874
Progressive Corporation (The)	†	6,016	702,548
Prudential Financial, Inc.		15,698	1,148,937

		Shares	Value

Safeco Corporation		3,918	$221,367
St. Paul Travelers Companies		20,567	918,728
Torchmark Corporation		3,284	182,590
UnumProvident Corporation	†	9,377	213,327
WellPoint, Inc.	*	19,560	1,560,692
XL Capital Ltd. Class A (Bermuda)		4,346	292,833

			20,460,137

Lodging—0.3%
Hilton Hotels Corporation		9,822	236,808
Marriott International, Inc. Class A		5,181	346,972
Starwood Hotels & Resorts Worldwide, Inc.		6,705	428,181

			1,011,961

Media—Broadcasting & Publishing—1.7%
Clear Channel Communications, Inc.		16,434	516,849
Comcast Corporation Class A	*†	67,318	1,747,575
Dow Jones & Company, Inc.	†	2,056	72,967
E.W. Scripps Company Class A	†	1,800	86,436
Gannett Company, Inc.		7,393	447,794
Knight-Ridder, Inc.		2,030	128,499
McGraw-Hill Companies, Inc. (The)		11,354	586,207
Meredith Corporation		1,189	62,232
New York Times Company Class A	†	4,417	116,830
Tribune Company		7,992	241,838
Univision Communications, Inc. Class A	*	6,880	202,203
Viacom, Inc. Class B		48,560	1,583,056

			5,792,486

Medical Supplies—4.0%
Allergan, Inc.		3,930	424,283
Applera Corporation—Applied Biosystems Group		5,986	158,988
Bausch & Lomb, Inc.		1,661	112,782
Baxter International, Inc.		19,205	723,068
Becton, Dickinson & Company		7,580	455,406
Biomet, Inc.		7,495	274,092
Boston Scientific Corporation	*	17,883	437,955
C.R. Bard, Inc.		3,184	209,889
Fisher Scientific International	*	3,600	222,696
Guidant Corporation		10,181	659,220
Johnson & Johnson		90,844	5,459,724
Kla-Tencor Corporation	†	6,165	304,119
Medtronic, Inc.		37,130	2,137,574
Millipore Corporation	*†	1,546	102,098
PerkinElmer, Inc.		4,019	94,688
Quest Diagnostics, Inc.		5,260	270,785
St. Jude Medical, Inc.	*	11,090	556,718
Stryker Corporation		9,104	404,491
Tektronix, Inc.		2,676	75,490
Thermo Electron Corporation	*	5,157	155,380
Waters Corporation	*	3,586	135,551
Zimmer Holdings, Inc.	*	7,657	516,388

			13,891,385

Metals—0.9%
Alcoa, Inc.		26,604	786,680
Allegheny Technologies, Inc.		2,556	92,220
Danaher Corporation		7,201	401,672
Engelhard Corporation		3,972	119,756
Newmont Mining Corporation		13,582	725,279

See accompanying notes to financial statements.	233

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Nucor Corporation		4,760	$317,587
Phelps Dodge Corporation		2,940	422,978
United States Steel Corporation		3,516	169,014

			3,035,186

Mining—0.1%
Freeport-McMoran Copper &
Gold, Inc. Class B		5,578	300,096

Oil & Gas—9.0%
Amerada Hess Corporation		2,417	306,524
Anadarko Petroleum Corporation		7,322	693,760
Apache Corporation		9,963	682,665
Ashland, Inc.		2,173	125,817
BJ Services Company	†	9,826	360,319
Burlington Resources, Inc.		11,642	1,003,540
Chevron Texaco Corporation		68,830	3,907,479
ConocoPhillips		42,702	2,484,402
Devon Energy Corporation		13,846	865,929
Dynegy, Inc. Class A	*†	7,665	37,099
EOG Resources, Inc.		7,355	539,636
EL Paso Corporation	†	19,255	234,141
Exxon Mobil Corporation		191,504	10,756,780
Halliburton Company	†	15,473	958,707
Kerr-McGee Corporation		3,451	313,558
Kinder Morgan, Inc.		2,886	265,368
Marathon Oil Corporation		11,237	685,120
Murphy Oil Corporation		5,100	275,349
Nabors Industries Ltd.	*	4,942	374,357
Nicor, Inc.	†	1,395	54,837
Noble Corporation	†	4,237	298,878
Occidental Petroleum Corporation		12,226	976,613
Peoples Energy Corporation	†	1,166	40,892
Rowan Companies, Inc.		3,489	124,348
Schlumberger Ltd.	†	18,026	1,751,226
Sunoco, Inc.	†	4,228	331,391
Transocean, Inc.	*	10,031	699,060
Valero Energy Corporation		18,680	963,888
Weatherford International Ltd.	*	8,600	311,320
Williams Companies, Inc.		17,295	400,725
XTO Energy, Inc.		10,933	480,396

			31,304,124

Pharmaceuticals—6.8%
Abbott Laboratories		47,659	1,879,194
AmerisourceBergen Corporation	†	6,418	265,705
Amgen, Inc.	*	37,658	2,969,710
Biogen Idec, Inc.	*	10,474	474,786
Bristol-Myers Squibb Company		59,882	1,376,088
Cardinal Health, Inc.		13,040	896,500
Chiron Corporation	*	3,235	143,828
Eli Lilly & Company	†	34,746	1,966,276
Forest Laboratories, Inc.	*	10,316	419,655
Genzyme Corporation	*	7,897	558,950
Gilead Sciences, Inc.	*	13,910	732,083
Hospira, Inc.	*	4,680	200,210
King Pharmaceuticals, Inc.	*	7,638	129,235
McKesson Corporation		9,367	483,244
Medco Health Solutions, Inc.	*	9,258	516,596
MedImmune, Inc.	*	7,440	260,549
Merck & Company, Inc.		67,303	2,140,908
Mylan Laboratories		6,000	119,760

		Shares	Value

Pfizer, Inc.		225,201	$5,251,687
Schering-Plough Corporation		44,889	935,936
Sigma Aldrich Corporation		2,196	138,985
Watson Pharmaceuticals, Inc.	*	3,419	111,152
Wyeth		41,113	1,894,076

			23,865,113

Real Estate—0.7%
Apartment Investment & Management Company REIT Class A	†	2,984	113,004
Archstone-Smith Trust REIT		6,200	259,718
Equity Office Properties Trust REIT		12,428	376,941
Equity Residential REIT		8,722	341,205
Plum Creek Timber Company, Inc. REIT	†	5,794	208,874
Prologis REIT		7,698	359,651
Public Storage, Inc. REIT	†	2,500	169,300
Simon Property Group, Inc. REIT	†	5,554	425,603
Vornado Realty Trust REIT		3,700	308,839

			2,563,135

Restaurants—0.6%
Darden Restaurants, Inc.		3,972	154,431
McDonald’s Corporation		38,263	1,290,228
Wendy’s International, Inc.		3,708	204,904
Yum! Brands, Inc.		8,674	406,637

			2,056,200

Retailers—4.0%
Amazon.Com, Inc.	*†	8,700	410,205
Autozone, Inc.	*	1,646	151,021
Bed Bath & Beyond, Inc.	*	8,977	324,519
Best Buy Company, Inc.		12,303	534,934
Big Lots, Inc.	*	3,704	44,485
CVS Corporation		24,792	655,005
Circuit City Stores, Inc.		4,766	107,664
Costco Wholesale Corporation	†	14,607	722,608
Dillard’s, Inc. Class A	†	1,726	42,839
Dollar General Corporation		9,870	188,221
eBay, Inc.	*	33,995	1,470,284
Family Dollar Stores, Inc.		5,061	125,462
Federated Department Stores		8,021	532,033
JC Penney Company, Inc. (Holding Company)	†	7,833	435,515
Office Depot, Inc.	*	9,514	298,740
OfficeMax, Inc.		2,397	60,788
RadioShack Corporation		3,908	82,185
Sears Holdings Corporation	*†	3,057	353,175
Sherwin-Williams Company (The)		3,384	153,701
Staples, Inc.		22,357	507,727
TJX Companies, Inc.		14,038	326,103
Target Corporation		27,095	1,489,412
Tiffany & Company		4,243	162,464
Walgreen Company		31,310	1,385,781
Wal-Mart Stores, Inc.		76,252	3,568,594

			14,133,465

Telecommunications—0.0%
Citizens Communications Company		10,409	127,302

Telephone Systems—2.9%
Alltel Corporation		11,652	735,241

234	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)

AT&T, Inc.		119,954	$2,937,673
BellSouth Corporation		56,128	1,521,069
CenturyTel, Inc.		4,207	139,504
Qwest Communications International, Inc.	*†	45,657	257,962
Sprint Nextel Corp.		89,932	2,100,812
Verizon Communications, Inc.		84,828	2,555,019

			10,247,280

Textiles, Clothing & Fabrics—0.4%
Coach, Inc.	*	11,868	395,679
Jones Apparel Group, Inc.		3,500	107,520
Liz Claiborne, Inc.	†	3,456	123,794
Nike, Inc. Class B		5,805	503,816
Reebok International Ltd.		1,524	88,743
VF Corporation		2,652	146,762

			1,366,314

Transportation—1.9%
Brunswick Corporation		2,897	117,792
Burlington Northern Santa Fe Corporation		11,392	806,781
CSX Corporation		6,778	344,119
Carnival Corporation		13,165	703,933
FedEx Corporation		9,249	956,254
Norfolk Southern Corporation		12,304	551,588
Sabre Holdings Corporation		3,944	95,090
Union Pacific Corporation		8,080	650,521
United Parcel Service, Inc. Class B		33,967	2,552,620

			6,778,698

TOTAL COMMON STOCKS (Cost $187,528,368)			345,304,160

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%

U.S. Treasury Bills—0.1%
U.S. Treasury Bill
3.925%	03/09/2006
(Cost $297,776)		**	$300,000	297,776

CASH EQUIVALENTS—7.4%

Institutional Money Market Funds—0.5%
American Beacon Funds		††	109,899	109,899
BGI Institutional Fund		††	1,428,683	1,428,683
Goldman Sachs Financial Square Prime Obligations Fund		††	109,899	109,899
Merrimac Cash Fund—Premium Class		††	175,838	175,838

				1,824,319

Bank & Certificate Deposits/ Offshore Time Deposits—6.3%
Abbey National PLC
4.290%	01/11/2006	††	549,494	549,488
Bank of Nova Scotia
4.250%	01/27/2006	††	769,291	769,291
Barclays
4.410%	02/27/2006	††	549,494	549,494
Barclays
4.270%	01/25/2006	††	549,494	549,494

Coupon Rate	Maturity Date		Face	Value

BNP Paribas
4.220%	01/24/2006	††	$549,494	$549,494
Branch Banker &Trust
4.260%	01/11/2006	††	549,494	549,494
CIESCO
4.305%	01/06/2006	††	659,392	659,392
Dexia Group
4.250%	01/09/2006	††	1,098,987	1,098,987
Fairway Finance
4.280%	01/30/2006	††	439,595	439,595
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	545,041	545,041
Fortis Bank
4.350%	01/03/2006	††	549,494	549,494
Greyhawk Funding
4.355%	01/06/2006	††	439,595	439,595
Greyhawk Funding
4.278%	01/24/2006	††	329,696	329,696
Jupiter Securitization Corporation
4.266%	01/05/2006	††	263,757	263,757
Jupiter Securitization Corporation
4.257%	01/04/2006	††	329,696	329,696
Liberty Street
4.266%	01/05/2006	††	545,472	545,472
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	2,197,975	2,197,975
National Australia Bank
4.156%	01/03/2006	††	308,336	308,336
Paradigm Funding LLC
4.303%	01/03/2006	††	710,937	710,937
Paradigm Funding LLC
4.297%	01/09/2006	††	439,595	439,595
Prefco
4.312%	01/04/2006	††	329,696	329,696
Rabobank Nederland
4.150%	01/03/2006	††	549,494	549,494
Ranger Funding
4.291%	01/18/2006	††	439,595	439,595
Royal Bank of Canada
4.250%	01/24/2006	††	769,291	769,291
Royal Bank of Canada
4.220%	01/20/2006	††	549,494	549,494
Royal Bank of Scotland
4.310%	02/01/2006	††	1,098,987	1,098,987
Royal Bank of Scotland
4.250%	01/23/2006	††	549,494	549,494
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	329,696	329,696
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	549,494	549,494
Societe Generale
4.280%	01/30/2006	††	439,595	439,595
The Bank of the West
4.290%	01/25/2006	††	549,494	549,494
UBS AG
4.260%	01/10/2006	††	549,494	549,494
UBS AG
4.255%	01/18/2006	††	659,392	659,392
Wells Fargo
4.290%	01/30/2006	††	879,190	879,190
Wells Fargo
4.270%	01/03/2006	††	549,494	549,494
Yorktown Capital LLC
4.330%	01/04/2006	††	492,039	492,039
Yorktown Capital LLC
4.266%	01/05/2006	††	545,472	545,472

				22,203,734

See accompanying notes to financial statements.	235

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint 500
Stock Index Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Floating Rate Instruments/Master Notes—0.6%
Bank of America
4.270%	01/17/2006	††	$439,595	$439,595
Bank of America
4.230%	01/20/2006	††	549,494	549,494
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	439,595	439,595
Rabobank Nederland
4.100%	05/31/2006	††	549,494	549,494

				1,978,178

TOTAL CASH EQUIVALENTS (Cost $26,006,231)				26,006,231

REPURCHASE AGREEMENTS—1.2%

IBT Repurchase Agreement dated 12/30/05 due 1/03/06, with a maturity value of $4,247,512 and an effective yield of 3.65% collateralized by the U.S. Government Agency Obligation with a rate of 5.50%, a maturity date of 03/01/2035 and an aggregate market value of $4,458,079.			4,245,790	4,245,790

TOTAL INVESTMENTS—107.4% (Cost $218,078,165)				375,853,957
Other assets less liabilities—(7.4%)				(25,974,259)

NET ASSETS—100.0%				$349,879,698

Notes to the Schedule of Investments:

REIT Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

**	Security has been pledged as collateral for futures contracts.

††	Represents collateral received from securities lending transactions.

236	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—98.5%

Advertising—0.3%
24/7 Real Media, Inc.	*	273	$2,004
Aquantive, Inc.	*†	2,027	51,161
Catalina Marketing Corporation		2,131	54,021
Getty Images, Inc.	*†	1,742	155,508
Interpublic Group, Inc.	*†	17,203	166,009
Jupitermedia Corporation	*	1,450	21,431
Lamar Advertising Company	*	3,479	160,521
Monster Worldwide, Inc.	*†	4,681	191,078
Omnicom Group	†	7,385	628,685
Valueclick, Inc.	*	4,058	73,490

			1,503,908

Aerospace & Defense—1.1%
AAR Corporation	*	1,489	35,662
Alliant Techsystems, Inc.	*	1,550	118,063
Armor Holdings, Inc.	†	1,500	63,975
Goodrich Corporation		4,882	200,650
Boeing Company (The)		29,809	2,093,784
Fairchild Corporation (The) Class A	*	3,265	8,326
Gencorp, Inc.	*†	1,629	28,915
General Dynamics Corporation		6,805	776,110
Heico Corporation	†	705	18,245
Heico Corporation Class A		878	18,017
Honeywell International, Inc.		31,671	1,179,745
Kreisler Manufacturing Corporation	*	1,250	8,750
Lockheed Martin Corporation		14,210	904,182
Northrop Grumman Corporation		14,000	841,540
Orbital Sciences Corporation	*†	2,123	27,259
Sequa Corporation Class A	*	510	35,215
Textron, Inc.		4,843	372,814
Triumph Group, Inc.	*	822	30,093

			6,761,345

Airlines—0.2%
AMR Corporation	*†	6,672	148,319
Air T, Inc.	†	1,352	14,548
Airnet Systems, Inc.	*	2,609	8,897
Airtran Holdings, Inc.	*	3,168	50,783
Alaska Air Group, Inc.	*	1,343	47,972
Continental Airlines, Inc. Class B	*†	2,723	58,000
ExpressJet Holdings, Inc.	*	2,636	21,325
Frontier Airlines, Inc.	*†	1,369	12,650
JetBlue Airways Corporation	*	6,414	98,647
Mesa Air Group, Inc.	*†	847	8,860
Midwest Air Group, Inc.	*†	915	5,161
Offshore Logistics, Inc.	*	982	28,674
Petroleum Helicopters	*	774	24,172
Skywest, Inc.		2,390	64,195
Southwest Airlines Company		30,863	507,079
US Airways Group, Inc.	*†	572	21,244
World Air Holdings, Inc.	*	2,821	27,138

			1,147,664

Apparel Retailers—0.6%
Abercrombie & Fitch Company Class A	†	3,982	259,547
Aeropostale, Inc.	*	2,403	63,199
American Eagle Outfitters, Inc.		5,824	133,836
AnnTaylor Stores Corporation	*	2,733	94,343
Bebe Stores, Inc.		790	11,084
Big Dog Holdings, Inc.	*	1,620	11,972

		Shares	Value

Buckle, Inc. (The)		1,115	$35,948
Burlington Coat Factory Warehouse Corporation		877	35,264
Carter’s, Inc.	*	738	43,431
Casual Male Retail Group, Inc.	*	1,930	11,831
Cato Corporation Class A		1,761	37,773
Charlotte Russe Holding, Inc.	*	1,100	22,913
Charming Shoppes, Inc.	*	3,138	41,422
Chico’s FAS, Inc.	*	7,236	317,877
Children’s Place	*	1,144	56,536
Christopher & Banks Corporation		1,528	28,696
Claire’s Stores, Inc.		3,855	112,643
Dress Barn, Inc.	*†	950	36,679
Finish Line Class A		1,604	27,942
Gap, Inc. (The)		25,472	449,326
HOT Topic, Inc.	*†	1,824	25,992
JOS A. Bank Clothiers, Inc.	*†	462	20,055
Kohl’s Corporation	*	12,808	622,469
Ltd. Brands		14,843	331,741
Nordstrom, Inc.		10,104	377,890
Pacific Sunwear of California, Inc.	*†	3,025	75,383
Payless Shoesource, Inc.	*	2,964	74,396
Ross Stores, Inc.	†	6,350	183,515
Stage Stores, Inc.		1,491	44,402
Talbots, Inc.		375	10,432
Too, Inc.	*	1,485	41,892
Urban Outfitters, Inc.	*†	5,012	126,854
Wet Seal, Inc. (The) Class A	*†	1,246	5,532
Wilsons The Leather Experts, Inc.	*	819	2,973

			3,775,788

Automotive—0.8%
A.O. Smith Corporation		1,341	47,069
Adesa, Inc.		4,131	100,879
Aftermarket Technology Corporation	*	603	11,722
American Axle & Manufacturing Holdings, Inc.	†	2,113	38,731
America’s Car Mart, Inc.	*	354	5,848
Amerigon, Inc.	*	2,107	12,305
ArvinMeritor, Inc.		2,791	40,162
Asbury Automotive Group, Inc.	*	1,342	22,089
Autonation, Inc.	*	8,512	184,966
BorgWarner, Inc.		2,274	137,873
Carmax, Inc.	*†	4,258	117,861
Clarcor, Inc.		2,354	69,937
Coachmen Industries, Inc.		705	8,326
Copart, Inc.	*	3,582	82,601
Dana Corporation		6,169	44,293
Dura Automotive Systems, Inc.	*	599	1,342
Federal Signal Corporation		2,159	32,407
Ford Motor Company		74,379	574,206
General Motors Corporation	†	17,970	348,977
Genuine Parts Company		7,620	334,670
Goodyear Tire & Rubber Company (The)	*†	7,281	126,544
Group 1 Automotive, Inc.	*	1,068	33,567
Harley-Davidson, Inc.		12,173	626,788
Harsco Corporation		1,823	123,071
ITT Industries, Inc.		4,028	414,159
Jarden Corporation	*†	1,771	53,396
JLG Industries, Inc.	†	1,781	81,320
Keystone Automotive Industries, Inc.	*	1,743	54,870
Lear Corporation	†	2,741	78,009
Lithia Motors, Inc. Class A		862	27,101
Monaco Coach Corporation		1,376	18,301

See accompanying notes to financial statements.	237

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Navistar International Corporation	*	2,851	$81,596
Oshkosh Truck Corporation		2,868	127,884
Paccar, Inc.		7,562	523,517
PEP Boys-Manny Moe & Jack		2,200	32,758
Proliance International, Inc.	*	2,239	11,844
Sonic Automotive, Inc.		1,649	36,740
Sports Resorts International, Inc.	*	4,374	3,587
Strattec Security Corporation	*	123	4,972
Superior Industries International, Inc.	†	1,102	24,531
Tenneco Automotive, Inc.	*	1,600	31,376
Titan International, Inc.	†	1,085	18,716
TRW Automotive Holdings Corporation	*	900	23,715
United Auto Group, Inc.		1,777	67,881
Visteon Corporation	*†	5,429	33,986
Wabash National Corporation		1,395	26,575
Winnebago Industries, Inc.	†	1,432	47,657

			4,950,725

Banking—10.8%
1st Source Corporation		1,073	26,981
Advanta Corporation Class A		1,446	43,568
Alabama National Bancorp		575	37,237
Alliance Bankshares Corporation	*	647	10,358
AMB Financial Corporation		1,125	15,187
Amcore Financial, Inc.		1,313	39,928
American Express Company		44,975	2,314,413
AmeriCredit Corporation	*	6,437	164,980
AmSouth Bancorp		14,570	381,880
Anchor Bancorp Wisconsin, Inc.		1,411	42,810
Associated Banc Corporation		5,110	166,331
Astoria Financial Corporation		4,671	137,327
BB&T Corporation		22,954	962,002
Banc Corporation	*	895	10,212
BancFirst Corporation		321	25,359
Bancorpsouth, Inc.		3,611	79,695
BancTrust Financial Group, Inc.		1,600	32,160
Bank Mutual Corporation		3,756	39,814
Bank of America Corporation		165,210	7,624,442
Bank of Hawaii Corporation		2,494	128,541
Bank of New York Company, Inc. (The)		31,499	1,003,243
BankAtlantic Bancorp, Inc. Class A		2,210	30,940
Bankunited Financial Corporation Class A		793	21,070
Bay View Capital Corporation	*	277	4,931
Blue River Bancshares, Inc.	*	2,545	13,234
BOK Financial Corporation		1,765	80,184
Boston Private Financial Holdings, Inc.		1,297	39,455
Brookline Bancorp, Inc.		3,765	53,350
Bryn Mawr Bank Corporation		1,058	22,853
Capital Bank Corporation	†	1,282	19,679
Capital City Bank Group, Inc.		1,113	38,165
Capital Crossing Bank	*	1,680	56,112
Capital One Financial Corporation		12,245	1,057,968
Capitol Federal Financial		2,115	69,668
Cardinal Financial Corporation		1,142	12,562
Cascade Bancorp		1,753	40,337
Cascade Financial Corporation		851	15,108
Cathay General Bancorp		2,082	74,827
Central Pacific Financial Corporation		929	33,370
CFS Bancorp, Inc.		1,873	26,784
Charter Financial Corporation		350	12,498

		Shares	Value

Chemical Financial Corporation		1,552	$49,292
Chittenden Corporation		2,222	61,794
CIT Group, Inc.		8,482	439,198
Citigroup, Inc.		212,865	10,330,338
Citizens Banking Corporation		2,069	57,415
City Bank, Lynnwood, WA		1,097	39,020
City Holding Company		250	8,987
City National Corporation		2,199	159,296
Coastal Financial Corporation		1,775	22,826
CoBiz, Inc.		1,063	19,378
Colonial BancGroup, Inc. (The)		5,643	134,416
Comerica, Inc.		6,877	390,339
Commerce Bancorp, Inc.	†	6,314	217,265
Commerce Bancshares, Inc.		3,436	179,084
Commercial Capital Bancorp, Inc.	†	1,127	19,294
Community Bank System, Inc.		1,402	31,615
Community Trust Bancorp, Inc.		665	20,449
Compass Bancshares, Inc.		4,769	230,295
CompuCredit Corporation	*	83	3,194
Corus Bankshares, Inc.	†	351	19,751
Cullen/Frost Bankers, Inc.		2,502	134,307
CVB Financial Corporation		2,971	60,341
Dime Community Bancshares		1,638	23,931
Downey Financial Corporation		1,038	70,989
Eastern Virginia Bankshares, Inc.		700	14,910
East-West Bancorp, Inc.	†	2,200	80,278
Equitex, Inc.	*	528	2,698
Euronet Worldwide, Inc.	*	1,056	29,357
Farmers Capital Bank Corporation		1,113	34,214
Fidelity Bankshares, Inc.		2,263	74,000
Fidelity Southern Corporation		1,381	24,720
Fifth Third Bancorp	†	20,049	756,248
Financial Federal Corporation	†	1,009	44,850
Financial Institutions, Inc.		749	14,695
First Bancorp North Carolina		643	12,963
First Bancorp Puerto Rico		3,246	40,283
First Charter Corporation		843	19,945
First Citizens BancShares, Inc. Class A		454	79,187
First Commonwealth Financial Corporation		5,133	66,370
First Community Bancorp		894	48,607
First Financial Bancorp		1,895	33,200
First Financial Bankshares, Inc.		333	11,675
First Financial Service Corporation		333	9,644
First Horizon National Corporation	†	5,607	215,533
First Merchants Corporation		874	22,724
First Midwest Bancorp, Inc.		2,002	70,190
First Niagara Financial Group, Inc.		4,099	59,313
First Oak Brook Bancshares Class A		771	21,549
First of Long Island Corporation (The)		493	20,841
First Republic Bank		1,336	49,445
FirstBank NW Corporation		199	6,350
FirstFed Financial Corporation	*†	922	50,267
FirstMerit Corporation		3,895	100,919
Flagstar Bancorp, Inc.		2,110	30,384
FMS Financial Corporation		500	8,779
FNB Corporation		3,344	58,052
Fremont General Corporation	†	2,929	68,041
Frontier Financial Corporation		1,503	48,096
Fulton Financial Corporation		6,222	109,507
Glacier Bancorp, Inc.		1,181	35,489
Gold Banc Corporation, Inc.		1,334	24,305
Golden West Financial Corporation		13,210	871,860
Greater Bay Bancorp		2,213	56,697
Hallwood Group, Inc.		100	7,788

238	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Hancock Holding Company		1,752	$66,243
Harbor Florida Bancshares, Inc.		491	18,192
Harleysville National Corporation		1,153	22,022
Harrington West Financial Group, Inc.		1,171	19,500
Heritage Financial Corporation		332	8,107
Home City Financial Corporation		434	6,781
Horizon Financial Services Corporation		450	6,750
Hudson City Bancorp, Inc.		25,794	312,623
Hudson United Bancorp		2,196	91,529
Huntington Bancshares, Inc.	†	9,498	225,578
Independence Community Bank Corporation		3,416	135,718
Independent Bank Corporation (Massachusetts)		874	24,935
Independent Bank Corporation (Michigan)		1,980	53,915
IndyMac Bancorp, Inc.		2,523	98,447
Integra Bank Corporation		848	18,096
International Bancshares Corporation		2,953	86,700
Investors Financial Services Corporation		2,840	104,597
Irwin Financial Corporation		1,296	27,760
JP Morgan Chase & Company		143,836	5,708,851
KeyCorp		17,394	572,784
KNBT Bancorp, Inc.		1,002	16,323
M&T Bank Corporation		3,475	378,949
MBNA Corporation		47,220	1,282,495
MAF Bancorp, Inc.		1,245	51,518
Main Street Banks, Inc.		500	13,615
Main Street Trust, Inc.		291	8,686
Marshall & IIsley Corporation	†	8,095	348,409
Matrix Bancorp, Inc.	*	973	18,381
MB Financial, Inc.		760	26,904
Medallion Financial Corporation		958	10,787
Mellon Financial Corporation		17,152	587,456
Mercantile Bankshares Corporation		3,471	195,903
Merchants Bancshares, Inc.		571	13,728
Midsouth Bancorp, Inc.		399	10,769
MidWestOne Financial Group, Inc.		582	10,450
Mitcham Industries, Inc.	*	1,100	19,217
NASB Financial, Inc.		528	20,782
National City Corporation		22,634	759,823
National Penn Bancshares, Inc.		1,628	31,013
NBT Bancorp, Inc.		1,000	21,590
Nelnet, Inc. Class A	*†	481	19,567
Netbank, Inc.		2,850	20,463
New York Community Bancorp, Inc.	†	10,860	179,407
NewAlliance Bancshares, Inc.	†	4,600	66,884
North Fork Bancorp, Inc.		19,396	530,675
Northern States Financial Corporation		772	14,591
Northern Trust Corporation		8,643	447,880
Northwest Bancorp, Inc.		2,048	43,540
Ocwen Financial Corporation	*	3,358	29,215
Old National Bancorp		3,552	76,865
PNC Financial Services Group, Inc.		11,751	726,564
Pacific Capital Bancorp		1,724	61,340
Pacific Premier Bancorp, Inc.	*	976	11,517
Park National Corporation		728	74,722
Parkvale Financial Corporation		616	17,371
Peoples Bancorp, Inc.		814	23,223
People’s Bank		2,509	77,930
Peoples Financial Corporation		883	14,879
PFF Bancorp, Inc.		1,096	33,450

		Shares	Value

Popular, Inc. (Puerto Rico)		10,296	$217,760
Premier Community Bankshares, Inc.		933	21,459
PrivateBancorp, Inc.		1,200	42,684
Provident Bankshares Corporation		1,369	46,231
Provident Financial Services, Inc.		943	17,455
Provident New York Bancorp		3,670	40,407
R&G Financial Corporation Class B (Puerto Rico)		1,555	20,526
Regions Financial Corporation		20,065	685,420
Republic Bancorp, Inc.		3,754	44,673
Republic Bancorp, Inc. Class A		1,455	31,210
Riverview Bancorp, Inc.		1,300	30,303
Royal Bancshares of Pennsylvania Class A		840	19,466
S&T Bancorp, Inc.		1,868	68,780
Sandy Spring Bancorp, Inc.		344	11,999
Santander Bancorp (Puerto Rico)		1,280	32,154
Shore Bancshares, Inc.		551	17,478
Simmons First National Corporation Class A		911	25,235
Sky Financial Group, Inc.		4,278	119,014
SLM Corporation		17,109	942,535
South Financial Group, Inc. (The)		2,799	77,084
SouthFirst Bancshares, Inc.		400	4,740
Sovereign Bancorp, Inc.		16,036	346,698
State Street Corporation		13,568	752,210
Sterling Bancorp, NY		1,476	29,121
Sterling Bancshares, Inc.		1,615	24,936
Sterling Financial Corporation (Pennsylvania)		1,557	30,829
Sterling Financial Corporation (Washington)		2,263	56,530
Student Loan Corporation		207	43,311
Suffolk Bancorp		1,100	37,147
Suntrust Banks, Inc.		14,998	1,091,254
Susquehanna Bancshares, Inc.		2,932	69,430
SVB Financial Group	*†	1,437	67,309
Synovus Financial Corporation		10,920	294,949
TCF Financial Corporation		6,104	165,663
TD Banknorth, Inc.		3,906	113,469
Texas Regional Bancshares, Inc. Class A		2,100	59,430
Tompkins Trustco, Inc.		605	27,104
Trustco Bank Corporation		3,435	42,663
Trustmark Corporation		2,435	66,889
U.S. Bancorp		76,134	2,275,645
UCBH Holdings, Inc.		3,652	65,298
UMB Financial Corporation		995	63,590
Umpqua Holdings Corporation		1,151	32,838
UnionBanCal Corporation		2,177	149,603
United Bankshares, Inc.		2,134	75,202
United Community Banks, Inc.		2,188	58,332
United Tennessee Bankshares, Inc.		550	11,773
Unizan Financial Corporation		1,593	42,310
Valley National Bancorp		4,907	118,259
W Holding Company, Inc. (Puerto Rico)		8,055	66,293
WFS Financial, Inc.	*	82	6,244
Wachovia Corporation		64,864	3,428,711
Washington Federal, Inc.		3,379	77,683
Washington Mutual, Inc.		41,544	1,807,164
Washington Trust Bancorp, Inc.		500	13,090
Webster Financial Corporation		2,393	112,232
Wells Fargo & Company		69,112	4,342,307
Wesbanco, Inc.		1,699	51,667
Westamerica Bancorporation		1,628	86,398
Westcorp		1,052	70,074

See accompanying notes to financial statements.	239

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Westfield Financial, Inc.		1,240	$29,772
Whitney Holding Corporation		2,372	65,359
Willow Grove Bancorp, Inc.		508	7,686
Wilmington Trust Corporation		3,204	124,668
Wintrust Financial Corporation		1,017	55,833
World Acceptance Corporation	*	639	18,211
Zions Bancorp		5,063	382,560

			64,446,716

Beverages, Food & Tobacco—4.3%
Altria Group, Inc.		84,685	6,327,663
American Italian Pasta Company Class A		721	4,903
Anheuser-Busch Companies, Inc.	†	31,510	1,353,670
Archer-Daniels-Midland Company		25,537	629,742
Bridgford Foods Corporation	*	559	3,762
Brown-Forman Corporation Class B		2,437	168,933
Bunge Ltd.	†	4,700	266,067
Campbell Soup Company		11,026	328,244
Central European Distribution Corporation	*†	435	17,461
Chiquita Brands International, Inc.		2,150	43,021
Coca-Cola Bottling Company Consolidated		437	18,791
Coca-Cola Company (The)		90,429	3,645,193
Coca-Cola Enterprises, Inc.		10,775	206,557
ConAgra Foods, Inc.	†	21,479	435,594
Constellation Brands, Inc. Class A	*	8,096	212,358
Corn Products International, Inc.		3,164	75,588
Dean Foods Company	*	6,281	236,542
Del Monte Foods Company	*	8,204	85,568
Delta & Pine Land Company		1,668	38,381
Dreyer’s Grand Ice Cream Holdings, Inc.		1,200	99,456
Farmer Brothers Company		930	17,986
Flowers Foods, Inc.		2,760	76,066
Fresh Del Monte Produce, Inc. (Cayman Islands)		567	12,911
General Mills, Inc.		14,393	709,863
Green Mountain Coffee Roasters, Inc.	*	500	20,300
Griffin Land & Nurseries, Inc.	*	650	16,968
H.J. Heinz Company		15,302	515,983
Hain Celestial Group, Inc.	*	1,426	30,174
Hansen Natural Corporation	*†	670	52,803
Hershey Foods Corporation		7,400	408,850
Hormel Foods Corporation		3,195	104,413
JM Smucker Company (The)		2,614	115,016
Kellogg Company		10,337	446,765
Kraft Foods, Inc. Class A	†	11,257	316,772
Lancaster Colony Corporation		1,389	51,462
Lance, Inc.		1,370	25,523
Loews Corp.—Carolina Group		2,900	127,571
M&F Worldwide Corporation	*	780	12,730
Margo Caribe, Inc. (Puerto Rico)	*	1,322	9,254
McCormick & Company, Inc.		5,759	178,068
Molson Coors Brewing Company— Class B		2,911	195,008
Peet’s Coffee & Tea, Inc.	*†	637	19,333
Pepsi Bottling Group, Inc.		7,106	203,303
PepsiAmericas, Inc.		3,031	70,501
Pepsico, Inc.		68,839	4,067,008
Performance Food Group Company	*	1,907	54,102
Pilgrim’s Pride Corporation		2,476	82,104

		Shares	Value

Poore Brothers, Inc.	*	5,272	$14,867
Ralcorp Holdings, Inc.	*	1,228	49,009
Reynolds American, Inc.	†	3,712	353,865
Safeway, Inc.	†	17,256	408,277
Sanderson Farms, Inc.		864	26,378
Sara Lee Corporation		32,793	619,788
Scheid Vineyards, Inc. Class A	*	1,626	11,707
Seaboard Corporation		18	27,198
Smart & Final, Inc.	*	1,915	24,665
Smithfield Foods, Inc.	*	4,682	143,269
Supervalu, Inc.		5,566	180,784
Sysco Corporation		26,855	833,848
Tootsie Roll Industries, Inc.		540	15,622
Topps Company, Inc. (The)		2,255	16,755
TreeHouse Foods, Inc.	*†	1,256	23,512
Tyson Foods, Inc. Class A		10,231	174,950
UST, Inc.	†	6,881	280,951
United Natural Foods, Inc.	*	1,912	50,477
Universal Corporation		1,078	46,742
Vector Group Ltd.	†	2,168	39,393
WM Wrigley Jr. Company		6,126	407,318

			25,887,706

Building Materials—1.2%
Amcol International Corporation		1,186	24,337
Andersons, Inc.		1,050	45,234
Carbo Ceramics, Inc.		1,137	64,263
Champion Enterprises, Inc.	*	2,559	34,854
Chemed Corporation		1,162	57,728
Chindex International, Inc.	*†	548	2,789
Comfort Systems USA, Inc.		2,179	20,047
Conceptus, Inc.	*	1,047	13,213
Digi International, Inc.	*	1,976	20,728
Eagle Materials, Inc.	†	861	105,352
ElkCorp		938	31,573
EP Medsystems, Inc.	*	5,240	15,248
Florida Rock Industries, Inc.		2,697	132,315
Home Depot, Inc.		87,614	3,546,615
Ikon Office Solutions, Inc.		5,770	60,066
Ingram Micro, Inc. Class A	*	6,500	129,545
Insight Enterprises, Inc.	*	2,054	40,279
Integrated Electrical Services, Inc.	*†	1,846	1,015
Jewett-Cameron Trading Ltd. (Canada)	*	1,050	9,292
Lafarge North America, Inc.		1,276	70,206
Louisiana-Pacific Corporation	†	4,396	120,758
Lowe’s Companies, Inc.		28,530	1,901,810
Med-Design Corporation	*	1,163	570
Microtek Medical Holdings, Inc.	*	1,250	4,350
Neoforma, Inc.	*	885	8,761
Nyer Medical Group, Inc.	*	2,532	7,596
Owens & Minor, Inc.		1,623	44,681
PSS World Medical, Inc.	*	3,574	53,038
Patterson Companies, Inc.	*	5,546	185,236
Performance Technologies, Inc.	*	793	6,495
Precis, Inc.	*	3,538	5,449
Programmers Paradise, Inc.		1,787	21,390
Quanta Services, Inc.	*†	4,702	61,925
Rock of Ages Corporation		1,387	5,992
Tech Data Corporation	*	2,057	81,622
USG Corporation	*†	1,674	108,810
Vulcan Materials Company		4,221	285,973

			7,329,155

240	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Chemicals—1.5%
A. Schulman, Inc.		1,444	$31,075
AEP Industries, Inc.	*	372	9,300
Air Products & Chemicals, Inc.		9,030	534,486
Airgas, Inc.		3,075	101,167
Albemarle Corporation		1,856	71,178
Applied Films Corporation	*	564	11,714
Arch Chemicals, Inc.		1,211	36,209
Atlantis Plastics, Inc. Class A		417	3,023
Avery Dennison Corporation	†	4,185	231,305
Cabot Corporation		2,693	96,409
Cabot Microelectronics Corporation	*	1,049	30,767
Chemtura Corporation		8,873	112,687
Church & Dwight, Inc.		2,569	84,854
Cooper Tire & Rubber Company	†	3,066	46,971
Cytec Industries, Inc.		1,644	78,304
Dow Chemical Company (The)		38,798	1,700,128
Eastman Chemical Company		3,211	165,655
Ecolab, Inc.		8,093	293,533
EI Du Pont de Nemours & Company		40,562	1,723,885
Empire Financial Holding Company	*	1,550	5,642
FMC Corporation	*	1,668	88,688
Female Health Company (The)	*†	4,531	7,793
Georgia Gulf Corporation		1,268	38,573
HB Fuller Company		1,285	41,210
Hercules, Inc.	*	4,606	52,048
Huntsman Corporation	*	2,600	44,772
International Flavors & Fragrances, Inc.		3,885	130,147
International Smart Sourcing, Inc.	*	8,975	2,872
Landec Corporation	*	986	7,671
LSB Industries, Inc.	*	1,411	8,678
Lubrizol Corporation		1,819	78,999
Lyondell Chemical Company	†	7,868	187,416
MacDermid, Inc.		1,456	40,622
Minerals Technologies, Inc.		868	48,513
Monsanto Company		10,773	835,231
Mosaic Company (The)	*†	4,509	65,967
Myers Industries, Inc.		1,716	25,019
NL Industries, Inc.		2,111	29,744
NuCo2, Inc.	*	1,261	35,157
Olin Corporation		2,796	55,025
OM Group, Inc.	*	1,147	21,518
Omnova Solutions, Inc.	*	6,478	31,094
PPG Industries, Inc.		7,052	408,311
Penford Corporation		785	9,577
Pharmos Corporation	*	1,375	2,764
PolyOne Corporation	*	2,862	18,403
Praxair, Inc.		13,493	714,589
Scotts Company (The) Class A		1,662	75,189
Sensient Technologies Corporation		2,027	36,283
Spartech Corporation		1,451	31,849
Stepan Company		556	14,951
SurModics, Inc.	*†	675	24,968
Trex Company, Inc.	*†	731	20,505
Tupperware Corporation		2,427	54,365
Unifi, Inc.	*	2,629	7,992
USEC, Inc.		2,637	31,512
Valhi, Inc.		511	9,453
Wellman, Inc.		1,509	10,231
West Pharmaceutical Services, Inc.		1,704	42,651

			8,758,642

		Shares	Value

Coal—0.2%
Alpha Natural Resources, Inc.	*	1,280	$24,589
Arch Coal, Inc.	†	2,058	163,611
Consol Energy, Inc.		3,731	243,187
Peabody Energy Corporation		5,212	429,573
Penn Virginia Resource Partners, LP		800	44,456

			905,416

Commercial Services—2.2%
Aaron Rents, Inc.		1,939	40,874
ABM Industries, Inc.		2,291	44,789
Accelrys, Inc.	*	1,145	9,194
Accenture Ltd. Class A (Bermuda)		19,300	557,191
ACCO Brands Corporation	*	1,319	32,315
Administaff, Inc.		1,143	48,063
Advisory Board Company (The)	*	950	45,286
Advo, Inc.		1,276	35,958
Affymetrix, Inc.	*†	2,525	120,569
Akamai Technologies, Inc.	*	5,664	112,884
Allied Waste Industries, Inc.	*†	13,285	116,111
Ambassadors International, Inc.		523	8,106
Amerco, Inc.		805	58,000
AMN Healthcare Services, Inc.	*	1,507	29,808
Amylin Pharmaceuticals, Inc.	*†	3,885	155,089
Angelica Corporation		510	8,435
Antigenics, Inc.	*†	1,707	8,125
APAC Customer Services, Inc.	*	1,972	3,609
Apollo Group, Inc. Class A	*†	6,518	394,078
Applera Corporation Celera Genomics Group	*	3,028	33,187
Ariad Pharmaceuticals, Inc.	*†	1,662	9,723
Artemis International Solutions Corporation	*	555	777
Asset Acceptance Capital Corporation	*	27	606
Axonyx, Inc.	*	2,772	2,301
BISYS Group, Inc. (The)	*	5,178	72,544
Bandag, Inc.		1,000	42,670
Barrett Business Services, Inc.	*	3,900	97,461
BearingPoint, Inc.	*	8,105	63,705
Bowne & Company, Inc.		1,575	23,373
Bright Horizons Family Solutions, Inc.	*	1,208	44,756
Brink’s Company (The)		2,360	113,068
Career Education Corporation	*†	4,167	140,511
CCE Spinco, Inc.	*†	2,705	35,435
CDI Corporation		1,131	30,989
Celgene Corporation	*	6,706	434,549
Cendant Corporation		44,243	763,192
Central Parking Corporation		1,898	26,041
Cenveo, Inc.	*	2,792	36,743
Cintas Corporation		6,587	271,253
Ciphergen Biosystems, Inc.	*	1,500	1,770
Coinstar, Inc.	*†	1,075	24,542
Consolidated Graphics, Inc.	*	776	36,736
Convergys Corporation	*	5,933	94,038
Corinthian Colleges, Inc.	*	3,624	42,691
Corporate Executive Board Company		1,507	135,178
Courier Corporation		424	14,560
CRA International, Inc.	*	986	47,022
CuraGen Corporation	*	1,768	5,445
CV Therapeutics, Inc.	*†	1,424	35,216
Cytyc Corporation	*	4,240	119,695
DataTRAK International, Inc.	*†	3,924	39,201
DeVry, Inc.	*	2,980	59,600

See accompanying notes to financial statements.	241

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

DiamondCluster International, Inc. Class A	*	1,431	$11,362
Digitas, Inc.	*	2,891	36,195
Diversa Corporation	*	1,790	8,592
Dollar Thrifty Automotive Group, Inc.	*	1,057	38,126
Dun & Bradstreet Company	*	2,641	176,841
Duratek, Inc.	*	1,215	18,140
EGL, Inc.	*	1,861	69,918
Edgewater Technology, Inc.	*	1,533	9,045
Education Management Corporation	*	3,086	103,412
eFunds Corporation	*	2,250	52,740
Ennis Business Forms, Inc.		695	12,628
EntreMed, Inc.	*	1,390	2,697
EPIQ Systems, Inc.	*†	725	13,441
Equifax, Inc.		4,973	189,073
eResearch Technology, Inc.	*†	2,056	31,046
Escala Group, Inc.	*†	951	19,286
Exact Sciences Corporation	*	1,250	2,762
Exelixis, Inc.	*	2,695	25,387
First Aviation Services, Inc.	*	1,818	7,999
First Consulting Group, Inc.	*	1,097	6,439
Fluor Corporation		3,405	263,070
Forrester Research, Inc.	*	963	18,056
FTI Consulting, Inc.	*†	1,735	47,608
G&K Services, Inc. Class A		1,008	39,564
Gene Logic, Inc.	*	950	3,182
Gen-Probe, Inc.	*	1,849	90,213
Gevity HR, Inc.		964	24,794
H&R Block, Inc.		13,798	338,741
Harris Interactive, Inc.	*	2,730	11,766
Healthcare Services Group, Inc.		2,490	51,568
Heidrick & Struggles International, Inc.	*	865	27,723
Hewitt Associates, Inc. Class A	*†	2,317	64,899
Icos Corporation	*	2,748	75,927
I-many, Inc.	*	951	1,331
Incyte Corporation	*	3,102	16,565
Internet Capital Group, Inc.	*	49	403
iPayment, Inc.	*	691	28,690
IPIX Corporation	*†	1,024	1,700
Iron Mountain, Inc.	*†	4,764	201,136
Isis Pharmaceuticals, Inc.	*	2,216	11,612
ITT Educational Services, Inc.	*	1,873	110,713
Jacobs Engineering Group, Inc.	*	1,919	130,243
John H. Harland Company		1,281	48,166
Kelly Services, Inc. Class A		1,173	30,756
Kforce.com, Inc.	*	297	3,315
Korn Ferry International	*	1,624	30,353
Kosan Biosciences, Inc.	*	2,000	8,880
Labor Ready, Inc.	*	2,485	51,738
Landauer, Inc.		598	27,562
Laureate Education, Inc.	*	1,885	98,981
Learning Tree International, Inc.	*	766	9,828
LECG Corporation	*	73	1,269
Lexicon Genetics, Inc.	*	2,343	8,552
LifeCell Corporation	*	1,119	21,339
Lionbridge Technologies, Inc.	*	1,165	8,178
Luminex Corporation	*	1,070	12,433
Magellan Health Services, Inc.	*	1,400	44,030
Management Network Group, Inc.	*	1,600	3,824
Manpower, Inc.		3,593	167,074
Maxim Pharmaceuticals, Inc.	*	3,682	4,050

		Shares	Value

Maximus, Inc.		1,052	$38,598
Maxygen, Inc.	*	1,231	9,245
Medical Staffing Network Holdings, Inc.	*	1,686	9,054
Midas, Inc.	*	1,277	23,446
Millennium Cell, Inc.	*	1,700	2,227
Mobile Mini, Inc.	*	1,000	47,400
MoneyGram International, Inc.		3,750	97,800
Monogram Biosciences, Inc.	*	2,414	4,514
Moody’s Corporation		10,748	660,142
MPS Group, Inc.	*	3,706	50,661
MPW Industrial Services Group, Inc.	*	547	1,050
MSGI Security Solutions, Inc.	*	938	4,202
MTC Technologies, Inc.	*	619	16,948
Myriad Genetics, Inc.	*†	1,210	25,168
NCO Group, Inc.	*	1,314	22,233
National Research Corporation		1,250	21,625
Navigant Consulting, Inc.	*	2,313	50,840
NDCHealth Corporation	*	1,464	28,153
NeoPharm, Inc.	*†	964	10,402
NetRatings, Inc.	*	1,164	14,352
Neurogen Corporation	*	1,872	12,336
Omnicell, Inc.	*	783	9,357
On Assignment, Inc.	*	1,243	13,561
Online Resources Corporation	*	700	7,735
Opsware, Inc.	*	2,730	18,537
Oscient Pharmaceuticals Corporation	*	1,510	3,428
Overland Storage, Inc.	*	481	3,858
Paychex, Inc.		13,545	516,335
PDI, Inc.	*	703	9,490
Pegasystems, Inc.	*	2,141	15,651
Perma-Fix Environmental Services	*	5,502	9,188
Per-Se Technologies, Inc.	*	1,329	31,045
Pfsweb, Inc.	*	5,683	6,820
Pharmaceutical Product Development, Inc.		2,368	146,698
PHH Corporation	*	2,212	61,980
Portfolio Recovery Associates, Inc.	*†	504	23,406
Possis Medical, Inc.	*	1,278	12,716
Pre-Paid Legal Services, Inc.	†	779	29,766
Presstek, Inc.	*†	945	8,543
PRG-Schultz International, Inc.	*	1,911	1,166
Princeton Review, Inc.	*	818	4,213
Ramtron International Corporation	*	1,920	3,840
RCM Technologies, Inc.	*	1,593	8,124
Regeneration Technologies, Inc.	*	807	5,770
Regis Corporation		1,818	70,120
Rent-A-Center, Inc.	*	3,377	63,690
Rent-Way, Inc.	*	1,060	6,773
Republic Services, Inc.		5,629	211,369
Res-Care, Inc.	*	1,222	21,226
Resources Connection, Inc.	*	2,060	53,684
Rewards Network, Inc.	*	1,127	7,213
Robert Half International, Inc.	†	7,107	269,284
Rollins, Inc.		661	13,028
RR Donnelley & Sons Company		8,887	304,024
Ryder System, Inc.	†	2,660	109,113
Savient Pharmaceuticals, Inc.	*	1,389	5,195
Sequenom, Inc.	*	1,843	1,253
Service Corporation International		11,775	96,319
ServiceMaster Company (The)		11,826	141,321

242	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

SFBC International, Inc.	*†	576	$9,222
Sitel Corporation	*	2,384	7,438
Sotheby’s Holdings, Inc. Class A	*	2,623	48,158
Sourcecorp, Inc.	*	748	17,937
Spherion Corporation	*	2,689	26,917
Standard Register Company (The)		1,650	26,086
StarTek, Inc.		994	17,892
Stericycle, Inc.	*	1,569	92,383
Strayer Education, Inc.		551	51,629
SupportSoft, Inc.	*	1,562	6,592
Symyx Technologies, Inc.	*	1,374	37,496
Synagro Technologies, Inc.		3,224	13,638
Tejon Ranch Company	*	762	30,419
TeleTech Holdings, Inc.	*	2,738	32,993
Telik, Inc.	*†	1,748	29,699
Tetra Tech, Inc.	*	2,114	33,126
TRC Companies, Inc.	*	327	3,581
Trimeris, Inc.	*	1,214	13,949
United Rentals, Inc.	*†	3,294	77,047
Universal Compression Holdings, Inc.	*	1,492	61,351
Universal Technical Institute, Inc.	*	418	12,933
URS Corporation	*	1,582	59,499
Valassis Communications, Inc.	*	2,236	65,001
Varsity Group, Inc.	*	2,747	11,675
Vertrue, Inc.	*†	749	26,462
Viad Corporation		937	27,482
Volt Information Sciences, Inc.	*	833	15,844
Waste Connections, Inc.	*	1,575	54,274
Waste Industries USA, Inc.		1,296	16,692
Waste Management, Inc.		22,871	694,135
Watson Wyatt & Company Holdings		1,600	44,640
Weight Watchers International, Inc.	*	1,826	90,259
Westaff, Inc.	*	942	4,663
Wind River Systems, Inc.	*	3,206	47,353
World Fuel Services Corporation		960	32,371
Wright Express Corporation	*	1,750	38,500
Xanser Corporation	*	1,100	3,234

			13,059,828

Communications—2.0%
Ace*Comm Corporation	*	3,033	9,524
ADC Telecommunications, Inc.	*	4,773	106,629
Airnet Communications Corporation	*	131	130
AltiGen Communications, Inc.	*	4,109	6,287
American Tower Corporation Class A	*†	15,861	429,833
Anadigics, Inc.	*	957	5,742
Andrea Electronics Corporation	*	1,298	47
Andrew Corporation	*	6,376	68,414
Anixter International, Inc.		1,723	67,404
Applied Innovation, Inc.	*	500	1,655
Applied Signal Technology, Inc.		1,237	28,080
Arris Group, Inc.	*	2,896	27,425
Avaya, Inc.	*	17,294	184,527
Avici Systems, Inc.	*	711	2,780
Avistar Communications Corporation	*	774	1,192
Blonder Tongue Laboratories	*	2,285	4,456
Broadwing Corporation	*	1,358	8,216
CalAmp Corporation	*	550	5,769

		Shares	Value

Carrier Access Corporation	*	1,178	$5,819
C-COR.net Corporation	*	1,547	7,518
Centillium Communications, Inc.	*	1,588	5,558
Checkpoint Systems, Inc.	*	1,441	35,521
Ciena Corporation	*	19,667	58,411
Comtech Telecommunications	*	1,350	41,229
Comverse Technology, Inc.	*	7,999	212,693
Corning, Inc.	*	57,683	1,134,048
Crown Castle International Corporation	*	8,983	241,733
CT Communications, Inc.		214	2,598
Cubic Corporation		1,692	33,772
Digital Lightwave, Inc.	*	2,931	616
Ditech Communications Corporation	*	1,360	11,356
EndWave Corporation	*†	911	10,732
Foundry Networks, Inc.	*	5,421	74,864
Glenayre Technologies, Inc.	*	2,143	6,965
Harmonic, Inc.	*	2,820	13,677
Harris Corporation		6,090	261,931
Hungarian Telephone & Cable Corporation	*	712	11,072
ID Systems, Inc.	*	2,016	48,082
InterDigital Communications Corporation	*	2,803	51,351
International Electronics, Inc.	*	1,150	2,265
Inter-Tel, Inc.		1,334	26,106
InterVoice, Inc.	*	1,395	11,104
Intraware, Inc.	*	783	5,285
L-3 Communications Holdings, Inc.		5,024	373,534
Lifeline Systems, Inc.	*	1,214	44,384
Lucent Technologies, Inc.	*†	174,603	464,444
Marvell Technology Group Ltd. (Bermuda)	*	9,250	518,832
McData Corporation Class A	*	5,654	21,485
MDI, Inc.	*	271	252
Metro One Telecommunications	*	957	345
Mindspeed Technologies, Inc.	*†	4,009	9,421
Motorola, Inc.		101,990	2,303,954
Network Appliance, Inc.	*†	14,316	386,532
NMS Communications Corporation	*	1,250	4,362
On2 Technologies, Inc.	*	4,620	4,897
Openwave Systems, Inc.	*†	2,570	44,898
Peco II, Inc.	*	657	1,176
Plantronics, Inc.		1,826	51,676
Polycom, Inc.	*	4,177	63,908
Powerwave Technologies, Inc.	*†	2,434	30,595
Premiere Global Services, Inc.	*	2,174	17,675
Qualcomm, Inc.		67,198	2,894,890
SBA Communications Corporation	*	1,350	24,165
Scientific-Atlanta, Inc.		6,300	271,341
SeaChange International, Inc.	*	958	7,568
Sirius Satellite Radio, Inc.	*†	47,469	318,042
Socket Communications, Inc.	*	1,300	1,469
Sonus Networks, Inc.	*	10,700	39,804
Spectralink Corporation		1,133	13,449
Standard Microsystems Corporation	*	806	23,124
Stratex Networks, Inc.	*	2,680	9,594
Tekelec	*	2,569	35,709
Tellabs, Inc.	*	19,143	208,659
Terayon Corporation	*	2,830	6,537
Tollgrade Communications, Inc.	*	601	6,569
Tut Systems, Inc.	*	1,414	4,228
Ulticom, Inc.	*	1,583	15,529

See accompanying notes to financial statements.	243

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Universal Security Instruments, Inc.	*	1,400	$23,786
Utstarcom, Inc.	*†	4,555	36,713
Viasat, Inc.	*	1,190	31,809
Westell Technologies, Inc. Class A	*	1,821	8,194
XM Satellite Radio Holdings, Inc. Class A	*†	8,921	243,365
Zhone Technologies, Inc.	*	3,915	8,300
Zix Corporation	*†	1,015	1,939
Zoom Telephonics, Inc.	*	2,711	3,795

			11,853,364

Computer Software & Processing—6.0%
3D Systems Corporation	*	1,158	20,844
Activision, Inc.		9,514	130,722
Actuate Corporation	*	2,084	6,544
Acxiom Corporation		3,451	79,373
Adobe Systems, Inc.		24,281	897,426
Advent Software, Inc.	*	1,451	41,948
Affiliated Computer Services, Inc. Class A	*	5,361	317,264
Agile Software Corporation	*	2,086	12,474
Alliance Data Systems Corporation	*†	1,955	69,598
Altiris, Inc.	*	974	16,451
American Access Technologies, Inc.	*	1,400	2,506
American Software, Inc. Class A		1,950	12,749
AMICAS, Inc.	*	1,846	9,156
answerthink, Inc.	*	1,140	4,845
Ansys, Inc.	*	1,198	51,143
Anteon International Corporation	*	1,600	86,960
Applied Digital Solutions, Inc.	*	195	560
Applix, Inc.	*	6,240	45,552
Arbitron, Inc.		1,298	49,298
Ariba, Inc.	*	2,075	15,251
Art Technology Group, Inc.	*	8,333	16,333
Aspen Technology, Inc.	*	1,529	12,003
At Road, Inc.	*	1,947	10,183
Atari, Inc.	*	4,024	4,346
Audible, Inc.	*†	1,213	15,575
Autobytel, Inc.	*	1,384	6,837
Autodesk, Inc.		9,258	397,631
Automatic Data Processing, Inc.		24,668	1,132,015
Avocent Corporation	*	2,007	54,570
BEA Systems, Inc.	*	16,581	155,861
BMC Software, Inc.	*	9,391	192,422
Bankrate, Inc.	*†	1,083	31,970
BindView Development Corporation	*	2,010	8,000
Blue Coat Systems, Inc.	*	536	24,506
Borland Software Corporation	*	2,936	19,172
Brady Corporation Class A		2,402	86,904
Bsquare Corp.	*	225	729
CMGI, Inc.	*	10,077	15,317
CNET Networks, Inc.	*	5,501	80,810
CSG Systems International, Inc.	*	2,153	48,055
CACI International, Inc. Class A	*	1,198	68,741
Cadence Design Systems, Inc.	*†	10,745	181,805
Callidus Software, Inc.	*	172	722
Captaris, Inc.	*	1,164	4,295
Carreker Corporation	*	1,681	8,388
CCC Information Services Group, Inc.	*	884	23,178

		Shares	Value

Cellular Technical Services Company, Inc.	*	500	$1,050
Ceridian Corporation	*	6,177	153,498
Cerner Corporation	*†	1,522	138,365
Checkfree Corporation	*	3,356	154,040
Choicepoint, Inc.	*	3,112	138,515
Chordiant Software, Inc.	*	4,648	12,178
Ciber, Inc.	*	2,444	16,130
Citrix Systems, Inc.	*	6,809	195,963
Clinical Data, Inc.		1,332	23,310
Cogent Communications Group, Inc.	*	95	522
Cognex Corporation		2,023	60,872
Cognizant Technology Solutions Corporation	*	5,276	265,647
Computer Associates International, Inc.	†	20,331	573,131
Computer Horizons Corporation	*	1,347	5,859
Computer Sciences Corporation	*	8,174	413,931
Compuware Corporation	*	15,945	143,027
Concur Technologies, Inc.	*	2,083	26,850
Corillian Corporation	*	1,471	4,001
CoStar Group, Inc.	*†	770	33,241
Covansys Corporation	*	1,477	20,102
Cybersource Corporation	*	1,281	8,455
DST Systems, Inc.	*†	2,794	167,389
Deluxe Corporation		2,098	63,234
Dendrite International, Inc.	*	1,587	22,869
Digital Insight Corporation	*	1,463	46,845
Digital River, Inc.	*†	1,627	48,387
DocuCorp International, Inc.	*	449	2,860
Earthlink, Inc.	*	5,814	64,594
EasyLink Services Corporation Class A	*	233	207
ebix.com, Inc.	*	1,754	34,668
Echelon Corporation	*	1,769	13,851
Eclipsys Corporation	*	1,846	34,945
eCollege.com, Inc.	*	635	11,449
Egain Communications Corporation	*	2,913	2,097
Electro Rent Corporation	*	950	14,164
Electronic Arts, Inc.	*	12,060	630,859
Electronic Data Systems Corporation		22,135	532,125
Electronics for Imaging	*	2,638	70,197
Embarcadero Technologies, Inc.	*	1,252	9,115
eMerge Interactive, Inc. Class A	*	3,367	1,481
Enterasys Networks, Inc.	*	971	12,895
Entrust Technologies, Inc.	*	2,200	10,648
Epicor Software Corporation	*	1,693	23,922
eSpeed, Inc. Class A	*	1,470	11,334
Evolving Systems, Inc.	*	1,054	2,224
F5 Networks, Inc.	*	1,332	76,177
Factset Research Systems, Inc.	†	2,190	90,140
Fair Isaac Corporation	†	3,039	134,233
FalconStor Software, Inc.	*†	1,373	10,146
Filenet Corporation	*	1,659	42,885
First Data Corporation		31,890	1,371,589
Fiserv, Inc.	*	7,444	322,102
Gartner Group, Inc. Class A	*	1,179	15,209
Gerber Scientific, Inc.	*	1,608	15,389
Google, Inc. Class A	*	8,020	3,327,177
GraphOn Corporation	*	1,300	247
GTECH Holdings Corporation		4,772	151,463
Hickok, Inc. Class A	*	1,150	5,577
High Speed Access Corporation	*‡d	4,200	—
Homestore, Inc.	*	7,362	37,546
Hypercom Corporation	*	1,992	12,729

244	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

HyperFeed Technologies, Inc.	*	1,613	$2,178
Hyperion Solutions Corporation	*	2,527	90,517
IDX Systems Corporation	*	1,281	56,262
IMS Health, Inc.		9,936	247,605
iGate Capital Corporation	*	1,397	6,789
Informatica Corporation	*	3,171	38,052
Inforte Corporation		1,897	7,493
Infospace, Inc.	*	1,323	34,160
InfoUSA, Inc.		1,708	18,668
Integral Systems, Inc.		631	11,901
Intellisync Corporation	*	1,726	8,906
Interactive Data Corporation		1,521	34,542
Interactive Intelligence, Inc.	*	950	4,845
Intergraph Corporation	*	944	47,021
Internap Network Services Corporation	*	11,690	5,027
Internet Security Systems, Inc.	*	2,038	42,696
Intervideo, Inc.	*	500	5,275
Interwoven, Inc.	*	1,908	16,161
Intrado, Inc.	*	989	22,767
Intrusion, Inc.	*†	266	558
Intuit, Inc.	*	6,537	348,422
iVillage, Inc.	*	3,507	28,126
JDA Software Group, Inc.	*	1,256	21,365
Jack Henry & Associates, Inc.		3,591	68,516
Juniper Networks, Inc.	*	21,310	475,213
Keane, Inc.	*	2,631	28,967
Keynote Systems, Inc.	*	1,400	17,990
Knot, Inc. (The)	*	2,304	26,358
Kronos, Inc.	*†	1,283	53,706
LivePerson, Inc.	*	3,333	18,698
Looksmart	*	500	1,880
Loudeye Corporation	*	5,040	1,966
LQ Corp., Inc.	*	161	282
Magma Design Automation, Inc.	*	1,429	12,018
Manhattan Associates, Inc.	*	1,346	27,566
Mantech International Corporation Class A	*	1,217	33,906
Manugistics Group, Inc.	*	2,823	4,940
Mapinfo Corporation	*	811	10,227
McAfee, Inc.	*	6,724	182,422
Mediware Information Systems	*	1,088	13,100
Mentor Graphics Corporation	*	2,745	28,383
Mercury Interactive Corporation	*	3,735	103,796
MetaSolv, Inc.	*	1,380	4,002
Micromuse, Inc.	*	2,804	27,732
Microsoft Corporation		388,875	10,169,081
MicroStrategy, Inc. Class A	*†	513	42,446
Mitek Systems, Inc.	*	3,473	5,453
MIVA, Inc.	*	990	4,900
Mobius Management Systems, Inc.	*	878	5,900
MRO Software, Inc.	*	848	11,906
NCR Corporation	*	7,848	266,361
Napster, Inc.	*	1,145	4,030
National Instruments Corporation		3,414	109,419
Navisite, Inc.	*	3,725	4,671
NAVTEQ Corporation	*	3,700	162,319
Neoware Systems, Inc.	*†	900	20,970
NetFlix, Inc.	*†	679	18,374
NetGuru, Inc.	*	800	888
NETIQ Corporation	*	2,493	30,639
Netscout Systems, Inc.	*	1,250	6,812
Netsmart Technologies, Inc.	*	505	6,368
NIC, Inc.	*	2,450	15,092
Novell, Inc.	*	15,492	136,794

		Shares	Value

NVE Corporation	*†	348	$5,081
Nvidia Corporation	*	6,728	245,976
Onyx Software Corporation	*	469	2,017
Open Solutions, Inc.	*	312	7,151
Oracle Corporation	*†	162,489	1,983,991
Packeteer, Inc.	*	1,900	14,763
Parametric Technology Corporation	*	11,059	67,460
PDF Solutions, Inc.	*	974	15,827
Perot Systems Corporation Class A	*	4,359	61,636
Phoenix Technologies Ltd.	*	907	5,678
Pixar, Inc.	*	2,170	114,402
Plato Learning, Inc.	*	1,825	14,490
Progress Software Corporation	*	1,322	37,518
QAD, Inc.		1,363	10,413
Quality Systems, Inc.		384	29,476
Quest Software, Inc.	*	3,847	56,128
RSA Security, Inc.	*†	2,330	26,166
Radiant Systems, Inc.	*	1,019	12,391
Radisys Corporation	*	961	16,664
RealNetworks, Inc.	*	5,844	45,349
Red Hat, Inc.	*†	7,251	197,517
Renaissance Learning, Inc.	†	1,353	25,585
Reynolds & Reynolds Company (The) Class A		2,210	62,035
S1 Corporation	*	2,636	11,467
Saba Software, Inc.	*†	1,576	6,430
SafeNet, Inc.	*	1,099	35,410
SAFLINK Corporation	*	4,996	3,947
Salesforce.com, Inc.	*†	2,200	70,510
Sapient Corporation	*†	4,150	23,613
Scientific Learning Corporation	*	3,145	17,769
SCO Group, Inc. (The)	*†	997	3,938
Secure Computing Corporation	*	1,554	19,052
Serena Software, Inc.	*	1,616	37,879
Siebel Systems, Inc.		20,574	217,673
SmartServ Online, Inc.	*	566	141
Sonic Foundry, Inc.	*	1,200	1,272
SonicWall, Inc.	*	2,442	19,341
SPSS, Inc.	*	690	21,342
SRA International, Inc. Class A	*	1,664	50,819
Stellent, Inc.	*	3,513	34,884
Stratasys, Inc.	*	891	22,284
Sun Microsystems, Inc.	*	135,549	567,950
Sybase, Inc.	*	3,825	83,614
Sykes Enterprises, Inc.	*	1,423	19,026
Symantec Corporation	*	49,846	872,305
SYNNEX Corporation	*	104	1,571
Synopsys, Inc.	*	6,501	130,410
Synplicity, Inc.	*	1,050	8,715
Syntel, Inc.		1,554	32,370
Take-Two Interactive Software, Inc.	*†	2,643	46,781
Talx Corporation		693	31,677
Technology Solutions Co.	*	108	821
TenFold Corporation	*	4,098	861
THQ, Inc.	*†	2,914	69,499
3Com Corporation	*	14,501	52,204
TIBCO Software, Inc.	*	8,337	62,277
Tier Technologies, Inc. Class B	*	942	6,914
Total System Services, Inc.		1,651	32,673
Tradestation Group, Inc.	*	1,690	20,922
Transaction Systems Architects, Inc. Class A	*	1,298	37,369
Trizetto Group, Inc.	*	1,550	26,334
Tumbleweed Communications Corporation	*	1,102	3,394

See accompanying notes to financial statements.	245

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Ultimate Software Group, Inc.	*	1,242	$23,685
Unisys Corporation	*	13,714	79,953
United Online, Inc.		2,509	35,678
Vasco Data Security International, Inc.	*†	3,804	37,507
Verilink Corporation	*†	4,538	3,903
Verint Systems, Inc.	*	1,152	39,709
VeriSign, Inc.	*	10,106	221,524
Versant Corporation	*	330	1,805
VerticalNet, Inc.	*	1,850	1,073
Viewpoint Corporation	*	1,140	1,254
Vignette Corporation	*	737	12,020
Vitria Technology, Inc.	*	1,150	3,059
WatchGuard Technologies, Inc.	*	1,100	4,070
Wave Systems Corporation Class A	*	3,014	2,050
WebEx Communications, Inc.	*†	1,743	37,701
Webmethods, Inc.	*	2,153	16,600
Websense, Inc.	*†	979	64,262
XETA Technologies, Inc.	*	1,946	4,476
Yahoo!, Inc.	*	54,402	2,131,470

			36,053,085

Computers & Information—4.3%
3M Company		28,769	2,229,597
Advanced Digital Information Corporation	*	2,414	23,633
Apple Computer, Inc.	*	33,280	2,392,499
Authentidate Holding Corporation	*	1,023	1,974
Black Box Corporation		865	40,984
Brocade Communications Systems, Inc.	*	9,768	39,756
CDW Corporation		2,743	157,915
Ciprico, Inc.	*	1,658	9,451
Cirrus Logic, Inc.	*	2,946	19,679
Cisco Systems, Inc.	*	269,064	4,606,376
Concurrent Computer Corporation	*	1,901	3,593
Cray, Inc.	*	2,857	3,800
Crossroads Systems, Inc.	*	1,300	1,131
Dataram Corporation		1,175	6,180
Datawatch Corporation	*	3,500	14,210
Dell, Inc.	*	89,349	2,679,577
Diebold, Inc.	†	3,079	117,002
Dot Hill Systems Corporation	*	1,396	9,674
EMC Corporation	*	101,120	1,377,254
Emulex Corporation	*	3,408	67,444
Ener1, Inc.	*	1,300	507
Exabyte Corp.	*	156	140
Extreme Networks, Inc.	*	4,491	21,332
Focus Enhancements, Inc.	*	5,319	3,298
Gateway, Inc.	*	13,470	33,810
Global Imaging Systems, Inc.	*†	945	32,725
Global Payment Technologies, Inc.	*	1,270	3,365
Hewlett-Packard Company		118,230	3,384,925
InFocus Corporation	*	1,636	6,560
Interland, Inc.	*	705	3,123
Interlink Electronics, Inc.	*	1,925	6,911
International Business Machines Corporation		65,991	5,424,460
International Game Technology		13,866	426,795
Iomega Corporation	*	1,865	4,644
Iteris, Inc.	*	4,263	10,231
Jabil Circuit, Inc.	*	8,287	307,365

		Shares	Value

Lexmark International, Inc.	*	5,131	$230,023
MTI Technology Corporation	*	3,844	4,690
Maxtor Corporation	*	10,146	70,413
Micros Systems, Inc.	*	1,714	82,820
MTM Technologies, Inc.	*	500	2,290
Netgear, Inc.	*†	1,206	23,215
Network Engines, Inc.	*	1,329	1,714
Nuance Communications, Inc.	*†	4,541	34,648
Palm, Inc.	*†	2,287	72,727
Paxar Corporation	*	1,971	38,691
Pitney Bowes, Inc.		9,192	388,362
Planar Systems, Inc.	*	785	6,570
ProQuest Company	*	1,332	37,176
Quantum Corporation	*	6,681	20,377
Safeguard Scientifics, Inc.	*	4,073	7,861
Sandisk Corporation	*	6,437	404,372
ScanSource, Inc.	*	563	30,785
Scientific Games Corporation Class A	*	2,517	68,664
SCM Microsystems, Inc.	*	1,494	5,109
Seagate Technology (Cayman Islands)	†	16,327	326,377
SimpleTech, Inc.	*	1,055	3,977
Solectron Corporation	*	44,284	162,079
Symbol Technologies, Inc.		9,570	122,687
TransAct Technologies, Inc.	*	888	7,015
VA Software Corporation	*	2,018	3,592
Vialstream Holdings, Inc.	*	1,000	1,850
Western Digital Corporation	*	8,154	151,746
Zebra Technologies Corporation Class A	*	2,988	128,036

			25,909,786

Containers & Packaging—0.1%
Ball Corporation		4,676	185,731
Crown Holdings, Inc.	*	6,844	133,663
Sealed Air Corporation	*†	3,527	198,112
Silgan Holdings, Inc.		454	16,398

			533,904

Cosmetics & Personal Care—1.8%
1-800 Contacts, Inc.	*	502	5,878
Alberto Culver Company Class B	†	3,659	167,399
Avon Products, Inc.		20,628	588,929
Chattem, Inc.	*	872	31,732
Clorox Company		6,558	373,085
Colgate-Palmolive Company		22,194	1,217,341
Elizabeth Arden, Inc.	*†	1,017	20,401
Estee Lauder Companies, Inc. (The) Class A	†	5,057	169,308
Procter & Gamble Company		141,637	8,197,950
Quaker Chemical Corporation		483	9,288

			10,781,311

Diversified—2.6%
General Electric Company		434,056	15,213,663

E-Commerce Services—0.0%
Emdeon Corp.	*	12,459	105,403

Electric Utilities—3.0%
AES Corporation (The)	*	25,835	408,968
Allegheny Energy, Inc.	*	5,273	166,890
Allete, Inc.		1,243	54,692
Alliant Energy Corporation		4,491	125,928

246	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Ameren Corporation		8,429	$431,902
American Electric Power Company, Inc.		16,393	608,016
Aquila, Inc.	*	7,275	26,190
Avista Corporation		1,759	31,152
Black Hills Corporation		2,041	70,639
CMS Energy Corporation	*†	6,681	96,941
Centerpoint Energy, Inc.	†	12,705	163,259
Central Vermont Public Service Corporation		540	9,725
CH Energy Group, Inc.		694	31,855
Cinergy Corporation		7,388	313,694
Cleco Corporation		2,109	43,973
Consolidated Edison, Inc.		10,555	489,013
Constellation Energy Group, Inc.		7,642	440,179
DTE Energy Company		6,985	301,682
Dominion Resources, Inc.	†	14,361	1,108,669
DPL, Inc.		5,037	131,012
Duke Energy Corporation	†	35,857	984,275
Duquesne Light Holdings, Inc.	†	2,789	45,516
Edison International		12,022	524,279
EL Paso Electric Company	*	1,748	36,778
Empire District Electric Company (The)		1,197	24,335
Energy East Corporation		5,959	135,865
Entergy Corporation		9,094	624,303
Exelon Corporation		27,740	1,474,104
FPL Group, Inc.		14,666	609,519
FirstEnergy Corporation		14,286	699,871
Great Plains Energy, Inc.		2,828	79,071
Green Mountain Power Corporation		1,811	52,102
Hawaiian Electric Industries, Inc.		3,066	79,409
Idacorp, Inc.		1,515	44,389
KeySpan Corporation		7,299	260,501
MGE Energy, Inc.		1,559	52,866
NiSource, Inc.		10,893	227,228
Northeast Utilities		5,201	102,408
NRG Energy, Inc.	*	4,000	188,480
NSTAR		4,374	125,534
OGE Energy Corporation		4,734	126,824
Otter Tail Corporation		1,095	31,733
PG&E Corporation		15,609	579,406
PPL Corporation		16,516	485,570
Pepco Holdings, Inc.		7,066	158,066
Pinnacle West Capital Corporation		3,789	156,675
Plug Power, Inc.	*†	2,704	13,872
PNM Resources, Inc.		2,169	53,119
Progress Energy, Inc.		10,169	446,622
Public Service Enterprise Group, Inc.		9,757	633,912
Puget Energy, Inc.		3,548	72,450
Reliant Energy, Inc.	*	11,470	118,370
SCANA Corporation		4,791	188,670
Sempra Energy		8,687	389,525
Sierra Pacific Resources	*	3,864	50,387
Southern Company (The)	†	30,082	1,038,731
TXU Corporation		19,278	967,563
TECO Energy, Inc.		7,797	133,952
UIL Holdings Corporation		898	41,299
Unisource Energy Corporation		1,571	49,015
Unitil Corporation		420	10,542
Westar Energy, Inc.		2,432	52,288
Wisconsin Energy Corporation		4,564	178,270

		Shares	Value

WPS Resources Corporation		1,431	$79,149
Xcel Energy, Inc.	†	16,552	305,550

			17,786,772

Electrical Equipment—0.5%
Active Power, Inc.	*	1,093	4,208
Acuity Brands, Inc.		1,873	59,561
Advanced Lighting Technologies, Inc.	*‡d	972	—
Aeroflex, Inc.	*	2,811	30,218
Ametek, Inc.		2,823	120,090
Arotech Corporation	*	1,269	470
Artesyn Technologies, Inc.	*	1,534	15,800
AZZ, Inc.	*	1,031	18,599
Baldor Electric Company		1,338	34,320
C&D Technologies, Inc.		1,159	8,832
Capstone Turbine Corporation	*	2,450	7,325
Cataytica Energy Systems, Inc.	*	852	895
Cherokee International Corporation	*	29	134
Cooper Industries Ltd. Class A		3,973	290,029
Distributed Energy Systems Corporation	*	3,756	28,395
Electro Scientific Industries, Inc.	*	1,421	34,317
Emerson Electric Company		16,962	1,267,061
Energizer Holdings, Inc.	*	3,122	155,444
Energy Conversion Devices, Inc.	*†	781	31,826
Evans & Sutherland Computer Corporation	*	1,882	9,222
Franklin Electric Company, Inc.		902	35,665
FuelCell Energy, Inc.	*†	1,938	16,415
Genlyte Group, Inc.	*	1,102	59,034
GrafTech International Ltd.	*	3,487	21,689
Greatbatch, Inc.	*	942	24,501
JMAR Technologies, Inc.	*	2,904	3,485
Lincoln Electric Holdings, Inc.		1,877	74,442
Littelfuse, Inc.	*	909	24,770
LSI Industries, Inc.		1,083	16,960
Medis Technologies Ltd.	*†	704	10,356
Metrologic Instruments, Inc.	*	722	13,906
Moog, Inc. Class A	*	1,446	41,037
Powell Industries, Inc.	*	1,045	18,768
Quantum Fuel Systems Technologies Worldwide, Inc.	*	2,809	7,528
Regal-Beloit Corporation		1,272	45,029
SBS Technologies, Inc.	*	965	9,718
Servotronics, Inc.	*	705	3,328
Spectrum Brands, Inc.	*	1,490	30,262
Superconductor Technologies	*	2,084	896
Tech/Ops Sevcon, Inc.		719	3,919
Teleflex, Inc.		1,322	85,904
Thomas & Betts Corporation	*	2,428	101,879
Trans-Lux Corporation		866	4,919
Ultralife Batteries, Inc.	*	416	4,992
Universal Display Corporation	*†	1,350	14,188
Universal Electronics, Inc.	*	639	11,010
Valence Technology, Inc.	*†	6,972	10,737
Vicor Corporation		1,380	21,818
Woodhead Industries, Inc.		903	12,525

			2,846,426

Electronic Compo Semiconductors—0.0%
Syntax-Brillian Corp.	*†	180	882

Electronics—3.4%
8X8, Inc.	*†	3,048	5,669
AVX Corporation	†	2,270	32,870

See accompanying notes to financial statements.	247

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Actel Corporation	*	1,140	$14,512
Adaptec, Inc.		3,850	22,407
Advanced Energy Industries, Inc.	*	1,428	16,893
Advanced Micro Devices, Inc.	*	14,462	442,537
Agere Systems, Inc.	*	6,929	89,384
Agilent Technologies, Inc.	*	19,030	633,509
Agilysys, Inc.		1,335	24,324
Aixtron AG, Sponsored ADR (Germany)	*	625	1,994
Alliance Fiber Optic Products, Inc.	*	4,817	5,491
Alliance Semiconductor Corporation	*	1,335	3,471
Altera Corporation	*	14,718	272,725
American Power Conversion Corporation		8,237	181,214
American Superconductor Corporation	*	1,147	9,027
AMIS Holdings, Inc.	*	850	9,052
Amkor Technology, Inc.	*	7,211	40,382
Amphenol Corporation Class A		3,688	163,231
Analog Devices, Inc.		15,241	546,695
Anaren, Inc.	*	813	12,707
Applied Micro Circuits Corporation	*	12,746	32,757
Arrow Electronics, Inc.	*	4,585	146,858
Atheros Communications, Inc.	*	40	520
Atmel Corporation	*	18,733	57,885
ATMI, Inc.	*†	1,559	43,605
Ault, Inc.	*	1,200	3,432
Avanex Corporation	*†	5,030	6,891
Avnet, Inc.	*	5,129	122,788
AXT, Inc.	*	946	2,024
Barnes Group, Inc.		1,009	33,297
Bel Fuse, Inc. Class A		545	13,625
Belden CDT, Inc.	†	1,894	46,270
Benchmark Electronics, Inc.	*	1,680	56,498
Benthos, Inc.	*	1,950	33,715
Broadcom Corporation Class A	*	10,765	507,570
California Micro Devices Corporation	*	745	4,850
Caliper Life Sciences, Inc.	*	867	5,098
Carlisle Companies, Inc.		1,226	84,778
Catalyst Semiconductor, Inc.	*	2,415	11,713
Catapult Communications Corporation	*	750	11,092
Ceradyne, Inc.	*†	1,867	81,775
Ceva, Inc.	*	692	4,332
Conexant Systems, Inc.	*	20,460	46,240
Cree, Inc.	*†	3,097	78,168
CTS Corporation		1,580	17,475
Cymer, Inc.	*	1,498	53,194
Cypress Semiconductor Corporation	*†	4,876	69,483
DRS Technologies, Inc.		1,103	56,716
Dolby Laboratories, Inc. Class A	*	1,370	23,358
DSP Group, Inc.	*	1,194	29,922
EDO Corporation		1,198	32,418
Emcor Group, Inc.	*	727	49,094
Emcore Corporation	*	1,219	9,045
EMS Technologies, Inc.	*	960	16,992
ESCO Technologies, Inc.	*	1,222	54,367
ESS Technology	*	1,759	6,033
Esterline Technologies Corporation	*	1,049	39,012
Exar Corporation	*	1,758	22,010

		Shares	Value

Fairchild Semiconductor International, Inc.	*	4,903	$82,910
Finisar Corporation	*	6,855	14,258
Flir Systems, Inc.	*†	2,804	62,613
Freescale Semiconductor, Inc. Class B	*	16,161	406,772
FSI International, Inc.	*	1,479	6,803
Garmin Ltd. (Cayman Islands)	†	1,000	66,350
HEI, Inc.	*	1,050	4,252
HI/FN, Inc.	*	681	3,816
Hughes Supply, Inc.		2,390	85,681
Hutchinson Technology, Inc.	*	1,149	32,689
Imation Corporation		1,564	72,053
Innovex, Inc.	*	1,922	6,631
Integrated Device Technology, Inc.	*	8,168	107,654
Integrated Silicon Solutions, Inc.	*	1,269	8,172
Intel Corporation		252,352	6,298,706
International Rectifier Corporation	*†	2,631	83,929
Intersil Corporation Class A		5,757	143,234
ISCO International, Inc.	*	2,000	620
IXYS Corporation	*	1,329	15,536
JDS Uniphase Corporation	*	59,556	140,552
Kemet Corporation	*	3,407	24,087
KVH Industries, Inc.	*	375	3,667
LSI Logic Corporation	*†	15,734	125,872
Lattice Semiconductor Corporation	*	4,395	18,986
Lightpath Technologies, Inc. Class A	*†	1,526	2,625
Linear Technology Corporation		12,363	445,933
Lowrance Electronics, Inc.		1,350	35,383
MIPS Technologies, Inc. Class A	*	2,228	12,655
MRV Communications, Inc.	*	4,567	9,362
Magnetek, Inc.	*	1,406	4,569
Mattson Technology, Inc.	*	1,760	17,706
Maxim Integrated Products, Inc.		14,235	515,876
Maxwell Technologies, Inc.	*†	370	5,243
MEMC Electronics Materials, Inc.	*	5,481	121,514
Mercury Computer Systems, Inc.	*	963	19,867
Merix Corporation	*	674	4,873
Methode Electronics, Inc.		1,383	13,789
Micrel, Inc.	*	3,731	43,280
Micro Linear Corporation	*	1,440	2,592
Microchip Technology, Inc.		8,640	277,776
Micron Technology, Inc.	*†	24,041	319,986
Microsemi Corporation	*	2,474	68,431
Mobility Electronics, Inc.	*	674	6,511
Molex, Inc.	†	5,599	145,294
Monolithic System Technology, Inc.	*	1,251	6,880
Moscow CableCom Corporation	*	1,900	10,222
National Semiconductor Corporation		14,384	373,696
Novellus Systems, Inc.	*	6,320	152,438
Nu Horizons Electronics Corporaton	*	1,207	12,191
Numerex Corporation Class A	*	1,800	8,514
Omnivision Technologies, Inc.	*†	2,354	46,986
ON Semiconductor Corporation	*†	4,276	23,646
Oplink Communications, Inc.	*	758	10,991
Optelecom, Inc.	*	819	10,975
Opti, Inc.	*	1,041	1,655
OSI Systems, Inc.	*†	867	15,944
Park Electrochemical Corporation		1,086	28,214
Pericom Semiconductor Corporation	*	1,023	8,153

248	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Photronics, Inc.	*	1,388	$20,903
Pixelworks, Inc.	*	1,927	9,789
Plexus Corporation	*	1,884	42,842
PLX Technology, Inc.	*	1,050	9,030
Power Integrations, Inc.	*†	1,262	30,048
Power-One, Inc.	*	3,459	20,823
QLogic Corporation	*	3,921	127,472
Quicklogic Corporation	*	1,050	4,147
RF Micro Devices, Inc.	*	7,206	38,984
Rambus, Inc.	*	4,071	65,909
Raytheon Company		18,171	729,566
Research Frontiers, Inc.	*†	752	3,888
Rockwell Collins, Inc.		7,347	341,415
Rogers Corporation	*	803	31,462
Rudolph Technologies, Inc.	*	814	10,484
Sanmina-SCI Corporation	*	21,464	91,437
Semtech Corporation	*	2,970	54,232
Sigmatel, Inc.	*	797	10,441
Sigmatron International, Inc.	*	282	2,992
Silicon Image, Inc.	*	2,948	26,679
Silicon Laboratories, Inc.	*†	2,124	77,866
Silicon Storage Technology, Inc.	*	3,793	19,155
Skyworks Solutions, Inc.	*	5,822	29,634
Somera Communications, Inc.	*	2,750	2,145
Spectrum Control, Inc.	*	1,195	7,421
Spire Corporation	*†	2,500	18,625
Staktek Holdings, Inc.	*	42	312
Stratos International, Inc.	*	973	5,935
Sycamore Networks, Inc.	*	9,917	42,841
Synaptics, Inc.	*	1,057	26,129
Technitrol, Inc.		1,866	31,909
Tegal Corporation	*	3,754	2,140
Teledyne Technologies, Inc.	*	1,228	35,735
Teradyne, Inc.	*†	7,938	115,657
Tessera Technologies, Inc.	*†	1,560	40,326
Texas Instruments, Inc.		69,316	2,222,964
Transmeta Corporation	*†	5,029	5,683
Transwitch Corporation	*	2,483	4,544
Trident Microsystems, Inc.	*†	3,018	54,324
Trimble Navigation Ltd.	*	2,072	73,535
Triquint Semiconductor, Inc.	*	4,918	21,885
TTM Technologies, Inc.	*	1,639	15,407
Tvia, Inc.	*	4,026	8,857
Tyler Technologies, Inc.	*	1,886	16,559
Varian Semiconductor Equipment Associates, Inc.	*†	1,497	65,763
Virage Logic Corporation	*	901	8,902
Vishay Intertechnology, Inc.	*	9,742	134,050
Vitesse Semiconductor Corporation	*	8,323	15,980
Wesco International, Inc.	*	1,550	66,231
Xilinx, Inc.	†	15,105	380,797
Zoran Corporation	*	1,650	26,746

			20,293,207

Entertainment & Leisure—1.6%
Alliance Gaming Corporation	*†	1,971	25,662
Avid Technology, Inc.	*	1,448	79,292
Bally Total Fitness Holding Corporation	*	1,306	8,202
Blockbuster, Inc. Class A	†	7,850	29,437
Callaway Golf Company		2,881	39,873
Cedar Fair, LP		2,300	65,642
Churchill Downs, Inc.		638	23,434
Concord Camera Corporation	*	2,863	3,407

		Shares	Value

Discovery Holding Company Class A	*	10,903	$165,180
Dover Downs Gaming & Entertainment, Inc.		1,140	16,131
Dover Motorsports, Inc.		1,645	10,051
DreamWorks Animation SKG, Inc. Class A	*	1,300	31,928
Eastman Kodak Company	†	11,893	278,296
Gaylord Entertainment Company	*	1,772	77,241
Harrah’s Entertainment, Inc.		7,234	515,712
Hasbro, Inc.		7,242	146,144
Hollywood Media Corporation	*	1,494	6,439
Image Entertainment, Inc.	*	299	957
International Speedway Corporation Class A		1,190	57,001
Jakks Pacific, Inc.	*†	925	19,369
K2, Inc.	*	2,544	25,720
Leapfrog Enterprises, Inc.	*†	1,261	14,691
Lexar Media, Inc.	*	3,142	25,796
Macrovision Corporation	*	2,053	34,347
Mattel, Inc.		16,641	263,261
Multimedia Games, Inc.	*†	1,202	11,118
Nashua Corporation	*	1,541	10,818
National Lampoon, Inc.	*	3,300	9,042
Nautilus Group, Inc.		1,359	25,359
New Frontier Media, Inc.	*	3,808	24,866
News Corporation, Inc. Class A		102,967	1,601,137
Penn National Gaming, Inc.	*	2,586	85,209
Pinnacle Entertainment, Inc.	*	1,629	40,253
RC2 Corporation	*	1,650	58,608
Regal Entertainment Group Class A	†	2,743	52,172
Six Flags, Inc.	*†	3,814	29,406
Sonic Solutions, Inc.	*	889	13,433
Speedway Motorsports, Inc.		149	5,166
Steinway Musical Instruments, Inc.	*	683	17,423
Time Warner, Inc.		179,933	3,138,032
Walt Disney Company		83,173	1,993,657
Westwood One, Inc.		4,247	69,226
WMS Industries, Inc.	*†	1,269	31,839
World Wrestling Entertainment, Inc.		1,030	15,120
Xerox Corporation	*	41,462	607,418

			9,802,515

Financial Services—4.0%
Accredited Home Lenders Holding Company	*†	729	36,144
Aether Holdings, Inc.	*	1,368	4,542
Affiliated Managers Group	*†	1,354	108,659
AG Edwards, Inc.		3,542	165,978
Alliance Capital Management Holdings, Inc.		1,100	62,139
American Home Mortgage Investment Corporation REIT	†	1,107	36,055
Ameriprise Financial, Inc.		9,235	378,635
Ameritrade Holding Corporation	*	12,454	298,896
Ampal American Israel Corporation Class A	*	1,391	5,481
Anworth Mortgage Asset Corporation REIT		834	6,088
Bear Stearns Companies, Inc. (The)		4,068	469,976
Berkshire Hathaway, Inc. Class A	*	43	3,810,660
BlackRock, Inc.		906	98,283
Capital Trust Class A		523	15,313
CapitalSource, Inc.	†	4,712	105,549
Catskill Litigation Trust	*‡d	582	—

See accompanying notes to financial statements.	249

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

CentraCore Properties Trust REIT		397	$10,667
Certegy, Inc.		3,068	124,438
Charles Schwab Corporation (The)		44,790	657,069
CharterMac		1,905	40,348
Cherokee, Inc.		994	34,184
Chicago Mercantile Exchange	†	1,115	409,751
Countrywide Financial Corporation		24,520	838,339
Diamond Hill Investment Group, Inc.	*	1,310	41,003
Doral Financial Corporation (Puerto Rico)		4,427	46,926
E*Trade Financial Corporation	*	14,978	312,441
Eaton Vance Corporation		5,282	144,516
ePresense, Inc.	‡d	1,173	—
Equity Lifestyle Properties, Inc. REIT		1,140	50,730
Federal Home Loan Mortgage Corporation		28,070	1,834,374
Federal National Mortgage Association		39,421	1,924,139
Federated Investors, Inc. Class B		4,508	166,976
Fieldstone Investment Corporation REIT		1,900	22,534
First Marblehead Corporation (The)		1,843	60,561
Franklin Resources, Inc.		6,114	574,777
Friedman Billings Ramsey Group, Inc. Class A	†	6,080	60,192
GAMCO Investors, Inc. Class A		558	24,290
Goldman Sachs Group, Inc.		16,747	2,138,759
Integrated Telecom Express, Inc.	‡d	1,103	—
Investment Technology Group, Inc.	*	2,078	73,644
Janus Capital Group, Inc.		9,990	186,114
Jefferies Group, Inc.		2,339	105,208
Kent Financial Services, Inc.		2,200	5,390
Kilroy Realty Corporation REIT		1,316	81,460
Knight Capital Group, Inc. Class A	*	4,630	45,791
LaBranche & Company, Inc.	*†	2,588	26,165
Ladenburg Thalmann Financial Services, Inc.	*	495	228
Legg Mason, Inc.		4,150	496,714
Lehman Brothers Holdings, Inc.		11,268	1,444,220
Macerich Company (The) REIT		2,360	158,450
Meristar Hospitality Corporation REIT	*	3,449	32,421
Merrill Lynch & Company, Inc.		34,826	2,358,765
MFA Mortgage Investments, Inc. REIT		4,149	23,649
Morgan Stanley		40,443	2,294,736
New Century Financial Corporation REIT	†	1,311	47,288
Nuveen Investments, Inc. Class A	†	2,324	99,049
Pennsylvania REIT		1,510	56,414
PS Business Parks, Inc. REIT		1,323	65,092
Raymond James Financial, Inc.		3,541	133,389
Reckson Associates Realty Corporation REIT	†	2,412	86,784
Saxon REIT, Inc. REIT		1,295	14,672
SEI Investments Company		2,959	109,483
Siebert Financial Corporation	*	1,469	3,496
Starbiz Corporation	*‡d	8	—
SumTotal Systems, Inc.	*	317	1,426
Sutter Holding Company, Inc.	*	850	157
SWS Group, Inc.		882	18,469
T. Rowe Price Group, Inc.		5,166	372,107
Trustreet Properties, Inc. REIT		2,089	30,541

		Shares	Value

Value Line, Inc.		573	$20,175
Waddell & Reed Financial, Inc. Class A		3,971	83,272
Westwood Holdings Group, Inc.		1,027	18,712

			23,612,893

Food Retailers—0.4%
Albertson’s, Inc.	†	14,224	303,682
Arden Group, Inc. Class A		260	23,657
Fresh Brands, Inc.	*	1,871	12,846
Kroger Company	*	29,621	559,244
Panera Bread Company Class A	*†	1,250	82,100
Pantry, Inc. (The)	*	1,200	56,388
Pathmark Stores, Inc.	*	950	9,490
Ruddick Corporation		1,967	41,858
Starbucks Corporation	*	32,260	968,123
Weis Markets, Inc.		382	16,441
Whole Foods Market, Inc.		5,036	389,736
Wild Oats Markets, Inc.	*†	1,309	15,813

			2,479,378

Forest Products & Paper—0.7%
American Woodmark Corporation		800	19,832
Bemis Company		4,410	122,863
Bowater, Inc.		2,289	70,318
Buckeye Technologies, Inc.	*	1,251	10,071
Building Material Holding Corporation	†	900	61,389
Caraustar Industries, Inc.	*	1,610	13,991
Chesapeake Corporation		814	13,822
Deltic Timber Corporation		724	37,547
Glatfelter		1,740	24,691
Greif, Inc. Class A		426	28,235
International Paper Company	†	21,137	710,415
Kimberly Clark Corporation		19,534	1,165,203
Longview Fibre Company		2,324	48,362
Martin Marietta Materials, Inc.		1,737	133,263
MeadWestvaco Corporation		9,124	255,746
Neenah Paper, Inc.		652	18,256
Packaging Corporation of America	†	4,339	99,580
Pactiv Corporation	*	6,523	143,506
Playtex Products, Inc.	*†	2,449	33,478
Pope & Talbot, Inc.		894	7,447
Potlatch Corporation		1,352	68,925
Rock-Tenn Company Class A		1,450	19,793
Schweitzer-Mauduit International, Inc.		724	17,941
Smurfit-Stone Container Corporation	*	10,013	141,884
Sonoco Products Company		3,353	98,578
Temple-Inland, Inc.		4,506	202,094
United Stationers, Inc.	*	1,278	61,983
US Home Systems, Inc.	*†	1,291	8,259
Wausau Paper Corporation		1,903	22,551
Weyerhaeuser Company		10,421	691,329

			4,351,352

Health Care Providers—1.6%
Alliance Imaging, Inc.	*	1,429	8,503
American Healthways, Inc.	*†	1,362	61,631
Amsurg Corporation	*	1,423	32,530
Apria Healthcare Group, Inc.	*†	2,101	50,655
Beverly Enterprises, Inc.	*	4,439	51,803
Caremark Rx, Inc.	*	19,354	1,002,344
Community Health Systems, Inc.	*	4,282	164,172
Covance, Inc.	*	2,839	137,833
Coventry Health Care, Inc.	*	6,568	374,113

250	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Cross Country Healthcare, Inc.	*	1,339	$23,807
CryoLife, Inc.	*	937	3,130
DaVita, Inc.	*	4,290	217,246
Edwards Lifesciences Corporation	*	2,575	107,146
Enzo Biochem, Inc.	*	1,353	16,804
Enzon Pharmaceuticals, Inc.	*	1,765	13,061
Express Scripts, Inc.	*†	5,318	445,648
Genesis HealthCare Corporation	*	975	35,607
HCA, Inc.		17,362	876,781
Health Management Associates, Inc. Class A		9,953	218,568
Hooper Holmes, Inc.		1,959	4,995
Immunomedics, Inc.	*†	2,141	6,252
Interleukin Genetics, Inc.	*	2,825	15,114
Kindred Healthcare, Inc.	*	1,800	46,368
Laboratory Corporation of America Holdings	*†	5,915	318,523
LCA-Vision, Inc.		616	29,266
LifePoint Hospitals, Inc.	*	2,149	80,588
Lincare Holdings, Inc.	*	4,169	174,723
Manor Care, Inc.		3,698	147,069
Matria Healthcare, Inc.	*	870	33,721
National Healthcare Corporation		431	16,111
Nektar Therapeutics	*†	2,368	38,977
NovaMed, Inc.	*	1,250	8,162
Odyssey HealthCare, Inc.	*	1,593	29,694
Pediatrix Medical Group, Inc.	*	1,091	96,630
Psychemedics Corporation		302	4,168
Psychiatric Solutions, Inc.	*	1,331	78,183
RehabCare Group, Inc.	*	739	14,928
Renal Care Group, Inc.	*	2,698	127,642
Sagemark Companies Ltd.	*	1,088	1,632
Sierra Health Services, Inc.	*	1,237	98,911
Specialty Laboratories, Inc.	*	1,183	15,438
Sunrise Senior Living, Inc.	*†	1,950	65,735
Symbion, Inc.	*†	1,415	32,545
Tenet Healthcare Corporation	*	19,289	147,754
Triad Hospitals, Inc.	*	3,297	129,341
U.S. Physical Therapy, Inc.	*	1,300	24,011
United Surgical Partners International, Inc.	*	1,912	61,471
UnitedHealth Group, Inc.		55,430	3,444,420
Universal Health Services, Inc. Class B		2,373	110,914
VCA Antech, Inc.	*	3,442	97,064
VistaCare, Inc. Class A	*	1,341	16,763

			9,358,495

Heavy Construction—0.2%
Blount International, Inc.	*	1,532	24,405
Centex Corporation	†	4,760	340,292
Granite Construction, Inc.		1,889	67,834
Hovnanian Enterprises, Inc.	*	1,478	73,368
Lennar Corporation Class A	†	5,675	346,289
Levitt Corporation Class A		763	17,351
M/I Homes, Inc.		610	24,778
McDermott International, Inc.	*	2,759	123,079
McGrath Rentcorp		916	25,465
WCI Communities, Inc.	*	1,921	51,579
William Lyon Homes, Inc.	*†	132	13,319

			1,107,759

Heavy Machinery—2.4%
Ablest, Inc.	*	850	7,132
Actuant Corporation Class A		1,011	56,414
Agco Corporation		3,068	50,837

		Shares	Value

American Standard Companies, Inc.		7,063	$282,167
Ampco-Pittsburgh Corporation		613	8,895
Applied Industrial Technologies, Inc.		1,371	46,189
Applied Materials, Inc.		70,512	1,264,985
Astec Industries, Inc.	*	821	26,814
Asyst Technologies, Inc.	*	1,782	10,193
Aviall, Inc.	*	1,365	39,312
Axcelis Technologies, Inc.	*	4,095	19,533
Baker Hughes, Inc.		13,494	820,165
Black & Decker Corporation	†	3,225	280,446
Briggs & Stratton Corporation		1,822	70,675
Brooks Automation, Inc.	*	3,103	38,881
Caterpillar, Inc.		27,818	1,607,046
Cooper Cameron Corporation	*	3,466	143,492
Cummins, Inc.		1,755	157,476
Deere & Company		9,859	671,496
Donaldson Company, Inc.		3,810	121,158
Dover Corporation		7,805	316,024
Dril-Quip, Inc.	*	988	46,634
Dycom Industries, Inc.	*	2,076	45,672
Eaton Corporation		6,607	443,264
Electroglas, Inc.	*	1,990	5,771
Engineered Support Systems, Inc.		1,458	60,711
EnPro Industries, Inc.	*	981	26,438
Entegris, Inc.	*	5,738	54,052
Fedders Corporation		1,828	3,144
Flowserve Corporation	*	2,375	93,955
FMC Technologies, Inc.	*†	2,695	115,669
Gardner Denver, Inc.	*	918	45,257
Graco, Inc.		2,883	105,172
Grant Prideco, Inc.	*	4,753	209,702
Hurco Companies, Inc.	*	300	9,246
Hydril	*	1,094	68,484
Idex Corporation		2,203	90,565
Ingersoll-Rand Company Class A		13,496	544,834
Insituform Technologies, Inc. Class A	*	1,223	23,690
Joy Global, Inc.		4,599	183,960
Kadant, Inc.	*	721	13,339
Kaydon Corporation		1,422	45,703
Kennametal, Inc.		1,598	81,562
Knight Transportation, Inc.		3,879	80,412
Kulicke and Soffa Industries, Inc.	*	2,008	17,751
Lam Research Corporation	*	5,335	190,353
Lennox International, Inc.		2,437	68,723
Lindsay Manufacturing Company		808	15,538
Manitowoc Company		1,261	63,327
Matrix Service Company	*†	468	4,605
Modine Manufacturing Company		1,208	39,369
NACCO Industries, Inc. Class A		309	36,199
National-Oilwell Varco, Inc.	*	7,090	444,543
Nordson Corporation		1,522	61,656
Oil States International, Inc.	*†	2,026	64,184
Oilgear Company (The)	*	1,300	13,013
Pall Corporation		5,186	139,296
Paragon Technologies, Inc.	*	1,800	17,910
Parker Hannifin Corporation		5,221	344,377
Pentair, Inc.		3,618	124,893
Robbins & Myers, Inc.		868	17,664
Rockwell Automation, Inc.		7,135	422,107
Sauer-Danfoss, Inc.		1,531	28,798

See accompanying notes to financial statements.	251

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Semitool, Inc.	*	1,060	$11,533
SPX Corporation		3,125	143,031
Standex International Corporation		724	20,098
Stanley Works (The)		3,365	161,655
Stewart & Stevenson Services		1,366	28,864
Tecumseh Products Company Class A		712	16,312
Tennant Company		640	33,280
Terex Corporation	*	2,062	122,483
Timken Company		3,702	118,538
Toro Company		2,550	111,614
TurboChef Technologies, Inc.	*†	993	14,259
Ultratech, Inc.	*	971	15,944
United Technologies Corporation		38,454	2,149,963
UNOVA, Inc.	*	2,374	80,241
Varian Medical Systems, Inc.	*†	5,512	277,474
W.W. Grainger, Inc.		3,286	233,635
Watsco, Inc.		553	33,075
Willis Lease Finance Corporation	*	1,234	10,057
WJ Communications, Inc.	*	1,509	2,445
Woodward Governor Company		408	35,092

			14,170,465

Home Construction, Furnishings & Appliances—0.8%
American Technology Corporation	*	3,686	12,201
Applica, Inc.	*	1,507	2,381
Bassett Furniture Industries, Inc.		1,139	21,072
BE Aerospace, Inc.	*	2,393	52,646
Beazer Homes USA, Inc.	†	1,494	108,823
Brookfield Homes Corporation	†	1,218	60,571
Dominion Homes, Inc.	*†	650	6,916
DR Horton, Inc.		11,522	411,681
DTS, Inc.	*	755	11,174
Ethan Allen Interiors, Inc.	†	1,551	56,658
Fossil, Inc.	*†	3,154	67,843
Furniture Brands International, Inc.		2,341	52,275
Gemstar-TV Guide International, Inc.	*	16,221	42,337
Harman International Industries, Inc.		2,728	266,935
Helen of Troy Ltd.	*†	1,333	21,475
Herman Miller, Inc.		3,155	88,939
Hillenbrand Industries, Inc.		2,596	128,268
HNI Corporation		2,512	137,984
Johnson Controls, Inc.		8,295	604,788
KB Home	†	3,248	236,000
Kimball International, Inc. Class B		1,500	15,945
Kinetic Concepts, Inc.	*	2,200	87,472
Layne Christensen Company	*	510	12,969
La-Z-Boy, Inc.	†	2,404	32,598
Leggett & Platt, Inc.	†	8,763	201,198
Masco Corporation	†	18,520	559,119
Maytag Corporation		3,261	61,372
MDC Holdings, Inc.		1,091	67,620
Meritage Corporation	*	1,300	81,796
Movado Group, Inc.		1,678	30,707
National Presto Industries, Inc.		535	23,727
NVR, Inc.	*†	262	183,924
Palm Harbor Homes, Inc.	*†	1,181	22,203
Parkervision, Inc.	*†	1,052	9,573
Pulte Homes, Inc.		8,898	350,225
Rowe Furniture Corporation	*	970	2,862
Ryland Group, Inc.		1,852	133,585

		Shares	Value

Salton, Inc.	*†	701	$1,444
Select Comfort Corporation	*	1,403	38,372
Skyline Corporation		720	26,208
Standard-Pacific Corporation		2,568	94,502
Steelcase, Inc. Class A		1,992	31,533
Technical Olympic USA, Inc.		1,793	37,814
Tempur-Pedic International, Inc.	*†	1,346	15,479
Toll Brothers, Inc.	*†	4,132	143,132
Virco Manufacturing Corporation	*	799	4,395
Walter Industries, Inc.		2,140	106,401
Whirlpool Corporation	†	2,590	216,938

			4,984,080

Household Products—0.4%
Apogee Enterprises, Inc.		1,250	20,275
Charles & Colvard Ltd.	†	1,475	29,795
Ferro Corporation		1,818	34,106
Fortune Brands, Inc.		6,052	472,177
Gentex Corporation		6,594	128,583
Illinois Tool Works, Inc.	†	10,585	931,374
Kronos Worldwide, Inc.		1,131	32,810
Lazare Kaplan International	*	1,139	8,964
Libbey, Inc.		749	7,655
Newell Rubbermaid, Inc.		11,388	270,807
Owens-IIlinois, Inc.	*	6,064	127,587
Rohm & Haas Company		6,241	302,189
RPM, Inc.		4,832	83,932
Snap-On, Inc.	†	2,419	90,858
Valspar Corporation		3,724	91,871

			2,632,983

Industrial—Diversified—0.5%
Blyth, Inc.		1,839	38,527
Daktronics, Inc.		1,800	53,226
Identix, Inc.	*	3,461	17,340
Roper Industries, Inc.		2,980	117,740
Russ Berrie & Company, Inc.		1,156	13,202
Shuffle Master, Inc.	*†	1,527	38,389
Tyco International Ltd.		82,500	2,380,950
Yankee Candle Company, Inc.		2,152	55,091
Zomax, Inc. MN	*	1,549	3,222

			2,717,687

Industrial Automat/Robot—0.0%
PPT Vision, Inc.	*	200	260

Insurance—5.3%
21st Century Insurance Group		310	5,016
ACE Ltd. (Bermuda)		10,100	539,744
Aflac, Inc.		20,981	973,938
Aetna, Inc.		11,962	1,128,136
Alfa Corporation		1,928	31,041
Alleghany Corporation	*	143	40,612
Allstate Corporation (The)		27,395	1,481,248
AMBAC Financial Group, Inc.		4,735	364,879
American Financial Group, Inc.		1,617	61,947
American Independence Corporation	*	430	4,941
American International Group, Inc.		93,220	6,360,401
American National Insurance		945	110,556
American Physicians Capital, Inc.	*	860	39,379
Amerigroup Corporation	*	1,950	37,947
AmerUs Group Company		1,580	89,539
AON Corporation		10,312	370,716
Arch Capital Group Ltd. (Bermuda)	*	1,428	78,183

252	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Argonaut Group, Inc.	*	1,387	$45,452
Arthur J. Gallagher & Company	†	3,230	99,742
Assurant, Inc.	†	5,717	248,632
Axis Capital Holdings, Ltd. (Bermuda)		1,900	59,432
Baldwin & Lyons, Inc. Class B		945	22,964
Bristol West Holdings, Inc.		1,365	25,976
Brown & Brown, Inc.	†	5,036	153,799
Centene Corporation	*	1,972	51,844
Chubb Corporation		7,793	760,986
Cigna Corporation		5,331	595,473
Cincinnati Financial Corporation		6,788	303,288
Clark, Inc.		1,174	15,556
CNA Financial Corporation	*	1,422	46,542
CNA Surety Corporation	*	1,486	21,651
Commerce Group, Inc.		1,543	88,383
Conseco, Inc.	*†	6,600	152,922
Covanta Holding Corporation	*	2,954	44,487
Crawford & Company Class B		1,891	10,892
Delphi Financial Group, Inc. Class A		1,297	59,675
Donegal Group, Inc. Class B		569	12,091
EMC Insurance Group, Inc.		341	6,800
Erie Indemnity Company Class A		1,023	54,424
Everest Re Group Ltd. (Bermuda)		2,000	200,700
FBL Financial Group, Inc. Class A		1,275	41,833
Fidelity National Financial, Inc.		6,737	247,854
Fidelity National Title Group, Inc.—Class A		1,178	28,684
First American Corporation		3,159	143,103
GAINSCO, INC.	*	128	972
Genworth Financial, Inc. Class A		9,800	338,884
Great American Financial Resources, Inc.		1,717	34,065
Hanover Insurance Group (The), Inc.		2,346	97,992
Harleysville Group, Inc.		1,351	35,802
Hartford Financial Services Group, Inc.		12,039	1,034,030
HCC Insurance Holdings, Inc.		3,999	118,690
Health Net, Inc.	*	4,879	251,512
HealthExtras, Inc.	*	1,864	46,786
Hilb Rogal & Hobbs Company		1,604	61,770
Horace Mann Educators Corporation		2,000	37,920
Humana, Inc.	*	6,683	363,087
Independence Holding Company		961	18,788
Infinity Property & Casualty Corporation		810	30,140
Jefferson Pilot Corporation		5,454	310,496
Kansas City Life Insurance Company		902	45,172
Landamerica Financial Group, Inc.		845	52,728
Leucadia National Corporation		4,059	192,640
Lincoln National Corporation		7,387	391,733
Loews Corporation		5,496	521,296
MBIA, Inc.	†	5,981	359,817
MGIC Investment Corporation	†	4,084	268,809
Markel Corporation	*†	412	130,625
Marsh & McLennan Companies, Inc.		21,504	682,967
Mercury General Corporation		1,109	64,566
Metlife, Inc.		17,345	849,905
National Financial Partners Corporation		1,495	78,562
Nationwide Financial Services Class A		2,414	106,216

		Shares	Value

Navigators Group, Inc.	*	938	$40,906
Odyssey Re Holdings Corporation	†	505	12,665
Ohio Casualty Corporation		2,335	66,127
Old Republic International Corporation	†	7,353	193,090
PMI Group, Inc. (The)		3,929	161,364
PartnerRe Ltd. (Bermuda)	†	2,300	151,041
Philadelphia Consolidated Holding Corporation	*	854	82,573
Phoenix Companies, Inc. (The)		4,217	57,520
PMA Capital Corporation Class A	*	1,826	16,671
Presidential Life Corporation		1,144	21,782
Principal Financial Group		12,801	607,151
ProAssurance Corporation	*	1,647	80,110
Progressive Corporation (The)	†	7,063	824,817
Protective Life Corporation		3,130	137,000
Prudential Financial, Inc.		21,230	1,553,824
Radian Group, Inc.		3,844	225,220
Reinsurance Group of America, Inc.		1,440	68,774
RenaissanceRe Holdings, Ltd. (Bermuda)		2,900	127,919
RLI Corporation		1,164	58,049
Safeco Corporation		5,751	324,932
Selective Insurance Group		1,061	56,339
St. Paul Travelers Companies		27,939	1,248,035
Stancorp Financial Group, Inc.		2,460	122,877
State Auto Financial Corporation		488	17,792
Stewart Information Services Corporation		1,239	60,302
Torchmark Corporation		4,697	261,153
Transatlantic Holdings, Inc.		1,167	78,422
Triad Guaranty, Inc.	*†	692	30,441
UICI		984	34,942
United American Healthcare Corporation	*	4,251	10,202
United Fire & Casualty Company	†	1,250	50,538
Unitrin, Inc.		1,906	85,865
Universal American Financial Corporation	*	1,812	27,325
UnumProvident Corporation	†	13,588	309,127
USI Holdings Corporation	*	1,550	21,344
WellPoint, Inc.	*	25,690	2,049,797
Wesco Financial Corporation		187	71,995
White Mountains Insurance Group Ltd.		300	167,565
WR Berkley Corporation		5,040	240,005
XL Capital Ltd. Class A (Bermuda)		4,600	309,948
Zenith National Insurance Corporation		1,498	69,088

			31,922,015

Lodging—0.4%
Ameristar Casinos, Inc.		300	6,810
Aztar Corporation	*	1,549	47,074
Boyd Gaming Corporation		2,619	124,822
Choice Hotels International, Inc.		1,616	67,484
Empire Resorts, Inc.	*†	582	4,307
Hilton Hotels Corporation		14,441	348,173
International Leisure Hosts Ltd.	*	1,200	7,080
Isle of Capri Casinos, Inc.	*	1,250	30,450
La Quinta Corporation	*	7,161	79,774
Las Vegas Sands Corporation	*†	5,400	213,138
MGM Mirage, Inc.	*	5,184	190,097
Marcus Corporation		1,505	35,368

See accompanying notes to financial statements.	253

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Marriott International, Inc. Class A		7,996	$535,492
Starwood Hotels & Resorts Worldwide, Inc.		8,391	535,849
Station Casinos, Inc.		2,465	167,127
Vail Resorts, Inc.	*†	1,491	49,248
Wynn Resorts Ltd.	*†	2,554	140,087

			2,582,380

Media—Broadcasting & Publishing—2.0%
4Kids Entertainment, Inc.	*	605	9,492
Acme Communications, Inc.	*	1,200	4,260
American Greetings Corporation Class A		2,760	60,637
Banta Corporation		1,074	53,485
Beasley Broadcasting Group, Inc. Class A		1,150	15,537
Belo Corporation Class A		4,721	101,077
Cablevision Systems Corporation Class A	*†	9,044	212,263
Charter Communications, Inc. Class A	*†	11,237	13,709
Citadel Broadcasting Corporation		1,025	13,776
Clear Channel Communications, Inc.		21,643	680,672
Comcast Corporation Class A	*†	85,804	2,227,472
COX Radio, Inc. Class A	*	1,752	24,668
Crown Media Holdings, Inc.	*	5,899	54,094
Cumulus Media, Inc. Class A	*†	2,174	26,979
Dex Media, Inc.		4,400	119,196
DIRECTV Group, Inc. (The)	*	39,747	561,228
Dow Jones & Company, Inc.		1,884	66,863
E.W. Scripps Company Class A	†	3,612	173,448
EchoStar Communications Corporation Class A	*	9,386	255,018
Emmis Communications Corporation Class A	*	1,175	23,394
Entercom Communications Corporation	*	2,183	64,770
Entravision Communications Corporation Class A	*	2,852	20,306
Gannett Company, Inc.		10,348	626,778
Granite Broadcasting Corporation	*	5,454	1,145
Gray Television, Inc.		1,838	18,049
Harte-Hanks, Inc.		3,119	82,310
Hearst-Argyle Television, Inc.		2,184	52,088
Hollinger International, Inc.		3,613	32,372
IAC/InterActiveCorp	*	12,018	340,230
John Wiley & Sons Class A		2,491	97,249
Journal Communications, Inc. Class A		3,900	54,405
Journal Register Company		1,817	27,164
Knight-Ridder, Inc.	†	3,016	190,913
Lee Enterprises, Inc.		1,973	72,823
Liberty Corporation		935	43,767
Liberty Global, Inc.—Class A	*	11,463	257,918
Liberty Global, Inc.—Class C	*	9,003	190,864
Liberty Media Corporation Class A	*	109,034	858,098
LIN TV Corporation Class A	*	1,419	15,808
Lodgenet Entertainment Corporation	*	1,250	17,425
McClatchy Company Class A		901	53,249
McGraw-Hill Companies, Inc. (The)		15,900	820,917
Media General, Inc. Class A		952	48,266

		Shares	Value

Mediacom Communications Corporation	*	3,433	$18,847
Meredith Corporation		2,083	109,024
New York Times Company Class A	†	5,682	150,289
Pac-West Telecomm, Inc.	*	5,562	5,395
Paxson Communications Corporation	*	2,670	2,403
Playboy Enterprises, Inc. Class B	*†	1,251	17,376
Price Communications Corporation	*	2,062	30,662
Primedia, Inc.	*	8,853	14,253
Radio One, Inc. Class A	*	4,327	44,438
Radio Unica Communications Corporation	*‡d	1,900	—
Readers Digest Association, Inc. (The)		3,917	59,617
Regent Communications, Inc.	*	1,600	7,424
RH Donnelley Corporation	*†	1,409	86,823
Salem Communications Corporation Class A	*	850	14,867
Scholastic Corporation	*	1,845	52,601
Sinclair Broadcast Group, Inc. Class A		2,049	18,851
Spanish Broadcasting System, Inc. Class A	*	1,300	6,643
Speedus Corporation	*	4,207	4,952
Tivo, Inc.	*†	2,696	13,804
Tribune Company		9,158	277,121
Univision Communications, Inc. Class A	*	10,782	316,883
Viacom, Inc. Class B		58,388	1,903,449
Washington Post Class B		258	197,370
Worldgate Communications	*†	3,160	6,510
Young Broadcasting, Inc. Class A	*	831	2,161

			12,045,945

Medical Equipment & Supplies—0.3%
Abaxis, Inc.	*	749	12,344
Abiomed, Inc.	*	886	8,187
ADE Corporation	*	967	23,266
Advanced Medical Optics, Inc.	*	2,304	96,307
Aetrium, Inc.	*	614	2,785
Aksys Ltd.	*†	997	651
Aradigm Corporation	*	1,124	821
Arrow International, Inc.		1,305	37,832
August Technology Corporation	*	688	7,561
Avigen, Inc.	*	1,009	3,057
Axsys Technologies, Inc.	*	883	15,850
Bioject Medical Technologies, Inc.	*	4,490	5,792
Biolase Technology, Inc.	†	765	6,112
BioVeris Corporation	*	1,071	4,894
Britesmile, Inc.	*†	1,080	810
Bruker BioSciences Corporation	*	1,667	8,102
Cardiodynamics International Corporation	*	1,872	2,265
CardioGenesis Corporation	*	1,202	505
Cerus Corporation	*	1,010	10,252
Coherent, Inc.	*	1,348	40,009
Cohu, Inc.		859	19,645
Cooper Companies, Inc.		1,627	83,465
Curon Medical, Inc.	*	4,728	1,938
Dade Behring Holdings, Inc.		3,120	127,577
Electro-Sensors, Inc.		2,581	10,879
Excel Technology, Inc.	*	562	13,364
Faro Technologies, Inc.	*†	453	9,060
Formfactor, Inc.	*	1,417	34,617
Frequency Electronics, Inc.		821	8,612

254	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

HealthTronics Surgical Services, Inc.	*	2,529	$19,347
Hologic, Inc.	*	2,692	102,081
II-VI, Inc.	*	682	12,187
Illumina, Inc.	*	1,280	18,048
Integra LifeSciences Holdings Corporation	*†	1,190	42,197
Intermagnetics General Corporation	*	997	31,804
Intest Corporation	*	950	3,151
Intuitive Surgical, Inc.	*	1,610	188,805
Ixia	*	2,330	34,437
Meade Instruments Corporation	*	1,640	4,477
Mechanical Technology, Inc.	*	957	2,680
Medwave, Inc.	*	2,500	6,900
Mesa Laboratories, Inc.		1,200	17,160
Micro Therapeutics, Inc.	*	1,650	11,435
Molecular Devices Corporation	*	909	26,297
MTS Systems Corporation		1,342	46,487
Nanogen, Inc.	*	950	2,489
OI Corporation	*	1,600	19,840
Orbit International Corporation	*	2,812	35,038
Orthologic Corporation	*	1,516	7,428
OYO Geospace Corporation	*	550	15,653
Palomar Medical Technologies, Inc.	*	1,116	39,105
Q-Med, Inc.	*	1,634	15,801
Resmed, Inc.	*	3,034	116,233
Somanetics Corporation	*	1,352	43,264
Spectranetics Corporation	*	1,045	11,756
Staar Surgical Company	*	848	6,699
Sybron Dental Specialties, Inc.	*	1,583	63,019
Synovis Life Technologies, Inc.	*	346	3,470
Theragenics Corporation	*	1,492	4,506
Thermogenesis	*	4,316	20,846
TriPath Imaging, Inc.	*	1,739	10,504
Valentis, Inc.	*†	2,990	6,399
Ventana Medical Systems, Inc.	*	1,416	59,968
Viasys Healthcare, Inc.	*	1,380	35,466
Vivus, Inc.	*	1,400	4,144
White Electronic Designs Corporation	*	514	2,627
X-Rite, Inc.		1,890	18,900
Young Innovations, Inc.		677	23,072
Zevex International, Inc.	*†	600	7,260
Zygo Corporation	*	967	14,205

			1,751,744

Medical Products—0.0%
Solexa, Inc., LP	*†	1,008	10,151

Medical Supplies—3.4%
Align Technology, Inc.	*	2,449	15,845
Allergan, Inc.		5,812	627,464
American Medical Systems Holdings, Inc.	*†	3,000	53,490
Analogic Corporation		593	28,375
Applera Corporation—Applied Biosystems Group		8,630	229,213
ArthoCare Corporation	*†	851	35,861
Bausch & Lomb, Inc.		2,176	147,750
Baxter International, Inc.		25,124	945,919
Beckman Coulter, Inc.		2,512	142,933
Becton, Dickinson & Company		10,137	609,031
Biomet, Inc.	†	10,108	369,650

		Shares	Value

Bio-Rad Laboratories, Inc. Class A	*	88	$5,759
Biosite, Inc.	*†	725	40,810
Boston Scientific Corporation	*	23,993	587,589
C.R. Bard, Inc.		3,904	257,352
Clarient, Inc.	*	3,308	4,300
Conmed Corporation	*	1,362	32,225
Credence Systems Corporation	*	2,727	18,980
Cyberonics, Inc.	*†	956	30,879
Datascope Corporation		556	18,376
Dentsply International, Inc.		2,834	152,157
Diametrics Medical, Inc.	*	1,731	121
Dionex Corporation	*	1,031	50,601
DJ Orthopedics, Inc.	*	729	20,106
FEI Company	*	1,368	26,225
Fisher Scientific International	*	4,467	276,329
Guidant Corporation		13,705	887,399
Haemonetics Corporation	*	1,157	56,531
Hanger Orthopedic Group, Inc.	*	1,083	6,184
ICU Medical, Inc.	*†	605	23,722
Inamed Corporation	*	1,419	124,418
Input/Output, Inc.	*†	2,427	17,062
Invacare Corporation		1,333	41,976
Itron, Inc.	*	955	38,238
Johnson & Johnson		121,566	7,306,117
Kla-Tencor Corporation	†	7,679	378,805
Kensey Nash Corporation	*†	866	19,078
Kopin Corporation	*	2,431	13,006
Kyphon, Inc.	*†	1,594	65,083
Laserscope	*†	1,300	29,198
LTX Corporation	*	2,405	10,823
MKS Instruments, Inc.	*	2,455	43,920
Medtronic, Inc.		49,297	2,838,028
Mentor Corporation	†	1,961	90,363
Merit Medical Systems, Inc.	*	2,519	30,581
Millipore Corporation	*†	2,026	133,797
Mine Safety Appliances Company		1,444	52,287
Newport Corporation	*	1,614	21,854
Novoste Corp.	*	211	471
Oakley, Inc.	†	2,900	42,601
Osteotech, Inc.	*	1,498	7,445
PerkinElmer, Inc.		5,266	124,067
Photon Dynamics, Inc.	*	659	12,047
PolyMedica Corporation		960	32,131
Quest Diagnostics, Inc.		6,828	351,505
Respironics, Inc.	*	3,060	113,434
St. Jude Medical, Inc.	*	15,318	768,964
Steris Corporation		2,777	69,481
Stryker Corporation		12,056	535,648
Techne Corporation	*	1,736	97,476
Tektronix, Inc.		3,804	107,311
Therma-Wave, Inc.	*	757	1,083
Thermo Electron Corporation	*	6,758	203,619
Thoratec Corporation	*	2,306	47,711
Urologix, Inc.	*	1,050	4,053
Varian, Inc.	*	1,502	59,765
Veeco Instruments, Inc.	*	1,294	22,425
Vital Signs, Inc.		634	27,148
Waters Corporation	*	5,040	190,512
Wright Medical Group, Inc.	*	1,309	26,704
Zimmer Holdings, Inc.	*	10,634	717,157
Zoll Medical Corporation	*	425	10,706

			20,529,274

Metals—1.2%
AK Steel Holding Corporation	*	5,009	39,822
Alcoa, Inc.		35,208	1,041,101
Aleris International, Inc.	*	2,856	92,077

See accompanying notes to financial statements.	255

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Allegheny Technologies, Inc.		3,350	$120,868
Alpine Group, Inc.	*	698	1,878
Ameron International Corporation		542	24,704
Aptargroup, Inc.		1,565	81,693
Brush Engineered Materials, Inc.	*	1,122	17,840
Carpenter Technology Corporation		1,141	80,406
Century Aluminum Company	*	865	22,672
Chaparral Steel Company	*	1,116	33,759
Circor International, Inc.		711	18,244
Cleveland-Cliffs, Inc.	†	1,018	90,164
Commercial Metals Company		2,040	76,582
Commscope, Inc.	*	2,612	52,580
Couer D’alene Mines Corporation	*	8,276	33,104
Crane Company		2,467	87,011
Curtiss-Wright Corporation		1,056	57,658
Danaher Corporation		11,144	621,612
Engelhard Corporation		5,205	156,931
General Cable Corporation	*	1,382	27,225
Gibraltar Industries, Inc.		1,188	27,253
Glamis Gold, Ltd. (Canada)	*†	5,700	156,636
Griffon Corporation	*	1,288	30,667
Hecla Mining Company	*	4,124	16,743
Hubbell, Inc. Class B		2,078	93,759
International Aluminum Corporation		1,105	44,476
Jacuzzi Brands, Inc.	*	2,655	22,302
Lone Star Technologies, Inc.	*	1,337	69,069
Massey Energy Company	†	3,053	115,617
Matthews International Corporation Class A		1,052	38,303
Maverick Tube Corporation	*†	1,736	69,197
MAXXAM, Inc.	*	856	30,003
Meridian Gold, Inc. (Canada)	*	4,300	94,041
Mittal Steel Co. NV—Class A, ADR (Holland *Jas)		1	26
Mueller Industries, Inc.		1,592	43,653
NCI Building Systems, Inc.	*	1,232	52,335
Newmont Mining Corporation		17,430	930,762
NS Group, Inc.	*	923	38,591
Nucor Corporation		6,498	433,547
Optical Cable Corporation	*	240	1,310
Phelps Dodge Corporation		3,708	533,470
Precision Castparts Corporation		5,136	266,096
Quanex Corporation	†	1,114	55,667
Reliance Steel & Aluminum Company		1,483	90,641
Royal Gold, Inc.		1,153	40,044
Ryerson Tull, Inc.	†	1,471	35,775
Schnitzer Steel Industries, Inc. Class A		693	21,199
Shaw Group, Inc. (The)	*†	2,182	63,474
Shiloh Industries, Inc.	*	1,441	19,108
Simpson Manufacturing Company, Inc.		2,084	75,753
Southern Copper Corp.	†	657	44,006
Steel Dynamics, Inc.		2,420	85,934
Stillwater Mining Company	*	3,727	43,121
Sturm, Ruger & Company, Inc.		3,296	23,105
Taser International, Inc.	*†	2,292	15,998
Texas Industries, Inc.		1,116	55,621
Titanium Metals Corporation	*†	460	29,100
Tredegar Corporation		1,606	20,701
United States Steel Corporation		4,607	221,458
Valmont Industries, Inc.		1,162	38,881

		Shares	Value

Watts Water Technologies, Inc. Class A		1,225	$37,105
Worthington Industries, Inc.		3,575	68,676

			6,971,154

Metals & Mining—0.0%
Oregon Steel Mills, Inc.	*	2,300	67,666

Mining—0.1%
Freeport-McMoran Copper & Gold, Inc. Class B		7,496	403,285

Miscellaneous—0.0%
Alliance One International, Inc.		2,000	7,800
Corrections Corporation of America	*	1,900	85,443
Enesco Group, Inc.	*	3,501	6,442
Geo Group, Inc. (The)	*	819	18,780
Handleman Company		1,657	20,580
Terra Industries, Inc.	*	2,513	14,073
Tractor Supply Company	*	1,549	82,004

			235,122

Oil & Gas—8.7%
Adams Resources & Energy, Inc.		1,462	33,392
AGL Resources, Inc.		2,166	75,398
Amerada Hess Corporation		3,730	473,039
Anadarko Petroleum Corporation		9,610	910,548
Apache Corporation		14,149	969,489
Apco Argentina, Inc. (Cayman Islands)		622	32,114
Ashland, Inc.		2,848	164,899
Atlas America, Inc.	*	764	46,008
Atmos Energy Corporation		2,732	71,469
ATP Oil & Gas Corporation	*	685	25,352
Atwood Oceanics, Inc.	*	831	64,843
Berry Petroleum Company Class A		601	34,377
BJ Services Company	†	13,938	511,106
Blue Dolphin Energy Company	*	3,650	7,880
BP Prudhoe Bay Royalty Trust		1,105	73,593
BPZ Energy, Inc.	*†	2,119	9,006
Buckeye Partners, LP	†	1,400	59,108
Burlington Resources, Inc.		16,286	1,403,853
Cabot Oil & Gas Corporation		2,274	102,557
CAL Dive International, Inc.	*†	3,336	119,729
Callon Petroleum Company	*	779	13,749
Cascade Natural Gas Corporation		1,289	25,148
Chesapeake Energy Corporation	†	12,243	388,470
Chesapeake Utilities Corporation		949	29,229
Chevron Texaco Corporation		92,076	5,227,155
Cimarex Energy Company	*	2,681	115,310
Clayton Williams Energy, Inc.	*	550	22,957
ConocoPhillips		51,798	3,013,608
Cross Timbers Royalty Trust		575	28,118
Dawson Geophysical Company	*	1,200	36,984
Delta Natural Gas Company, Inc.		380	9,576
Delta Petroleum Corporation	*†	2,709	58,975
Denbury Resources, Inc.	*	4,466	101,735
Devon Energy Corporation		18,000	1,125,720
Diamond Offshore Drilling, Inc.	†	2,694	187,395
Dynegy, Inc. Class A	*†	15,654	75,765
EOG Resources, Inc.	†	10,352	759,526
EL Paso Corporation	†	25,233	306,833
Encore Acquisition Company	*	2,062	66,066
Energen Corporation		2,644	96,030

256	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Energy Partners Ltd.	*	1,758	$38,307
ENSCO International, Inc.		5,990	265,657
Enterprise Products Partners LP	†	8,400	201,684
Equitable Resources, Inc.		5,624	206,345
Exploration Company of Delaware, Inc. (The)	*	5,411	34,955
Exxon Mobil Corporation		260,483	14,631,330
Forest Oil Corporation	*	2,547	116,067
Frontier Oil Corporation		2,288	85,869
FX Energy, Inc.	*†	3,496	27,898
Giant Industries, Inc.	*	540	28,058
Global Industries Ltd.	*	2,539	28,818
GlobalSantaFe Corporation		9,544	459,544
Grey Wolf, Inc.	*	5,192	40,134
Halliburton Company	†	21,179	1,312,251
Hanover Compressor Company	*†	2,998	42,302
Headwaters, Inc.	*†	2,095	74,247
Helmerich & Payne, Inc.		1,963	121,529
Holly Corporation		1,336	78,650
Houston Exploration Company	*	1,352	71,386
Hugoton Royalty Trust		774	29,342
KCS Energy, Inc.	*	3,200	77,504
Kerr-McGee Corporation		4,113	373,707
Kinder Morgan Management LLC	*	1,738	79,009
Kinder Morgan, Inc.		4,214	387,477
Laclede Group, Inc. (The)		1,025	29,940
Magellan Midstream Partners	†	2,000	64,460
Marathon Oil Corporation		14,747	899,125
Markwest Hydrocarbon, Inc.		1,075	23,661
McMoRan Exploration Company	*†	1,059	20,936
MDU Resources Group, Inc.		5,105	167,138
Meridian Resource Corporation	*	2,950	12,390
Murphy Oil Corporation		7,770	419,502
Nabors Industries Ltd.	*	6,084	460,863
National Fuel Gas Company		4,022	125,446
New Jersey Resources Corporation		1,121	46,959
Newfield Exploration Company	*	5,246	262,667
Newpark Resources, Inc.	*	3,484	26,583
Nicor, Inc.	†	1,828	71,859
Noble Corporation	†	5,552	391,638
Noble Energy, Inc.		8,186	329,896
Northwest Natural Gas Company		1,183	40,435
Occidental Petroleum Corporation		16,180	1,292,458
Oceaneering International, Inc.	*	1,116	55,554
Oneok, Inc.		3,908	104,070
Parker Drilling Company	*	3,755	40,667
Patterson-UTI Energy, Inc.		6,712	221,160
Penn Virginia Corporation		300	17,220
Peoples Energy Corporation	†	1,528	53,587
Petrohawk Energy Corporation	*	655	8,659
Petroleum Development Corporation	*	1,250	41,675
Piedmont Natural Gas Company		2,740	66,198
Pioneer Drilling Co.	*	2,700	48,411
Pioneer Natural Resources Company		5,801	297,417
Plains All American Pipeline, LP		2,300	91,011
Plains Exploration & Production Company	*	4,202	166,945
Pogo Producing Company	†	2,307	114,912
Pride International, Inc.	*	5,416	166,542
Prolong International Corporation	*	34,716	385
Questar Corporation		3,706	280,544
Quicksilver Resources, Inc.	*†	1,980	83,180

		Shares	Value

Range Resources Corporation	†	4,350	$114,579
Remington Oil & Gas Corporation	*	1,186	43,289
Resource America, Inc. Class A		1,287	21,943
Rowan Companies, Inc.		3,918	139,638
Schlumberger Ltd.	†	23,993	2,330,920
SEACOR Holdings, Inc.	*	983	66,942
SEMCO Energy, Inc.	*	5,450	30,629
Smith International, Inc.		8,020	297,622
South Jersey Industries, Inc.		2,014	58,688
Southern Union Company	*	3,367	79,562
Southwest Gas Corporation		1,252	33,053
Southwestern Energy Company	*	6,072	218,228
St. Mary Land & Exploration Company	†	2,962	109,031
Stone Energy Corporation	*†	1,208	55,000
Sunoco, Inc.	†	5,812	455,545
Superior Energy Services, Inc.	*	2,900	61,045
Swift Energy Company	*	1,142	51,470
Syntroleum Corporation	*†	1,246	11,251
TC Pipelines, LP		1,100	35,750
Teppco Partners LP	†	2,500	87,100
Tesoro Petroleum Corporation		3,423	210,686
Tetra Technologies, Inc.	*	1,176	35,892
Tidewater, Inc.		2,430	108,038
Todco Class A		2,002	76,196
Transmontaigne, Inc.	*	2,979	19,661
Transocean, Inc.	*	12,976	904,297
UGI Corporation		2,720	56,032
Ultra Petroleum Corporation	*	6,082	339,376
Unit Corporation	*	1,702	93,661
United Heritage Corp.	*	1,060	2,957
Valero Energy Corporation		23,922	1,234,375
Valero, LP	†	1,500	77,640
Vectren Corporation		3,706	100,655
Veritas DGC, Inc.	*	1,390	49,331
Vintage Petroleum, Inc.		2,737	145,964
Wd-40 Company		949	24,921
Weatherford International Ltd.	*	13,510	489,062
Western Gas Resources, Inc.		2,548	119,985
WGL Holdings, Inc.		2,315	69,589
W-H Energy Services, Inc.	*	1,377	45,551
Whiting Petroleum Corporation	*	1,242	49,680
Williams Companies, Inc.		24,207	560,876
XTO Energy, Inc.		15,020	659,979

			52,007,961

Pharmaceuticals—6.4%
Aastrom Biosciences, Inc.	*	3,289	6,940
Abbott Laboratories		63,572	2,506,644
Abgenix, Inc.	†	3,629	78,060
Adolor Corporation	*	1,927	28,134
Albany Molecular Research, Inc.	*	1,371	16,658
Alexion Pharmaceuticals, Inc.	*†	1,108	22,437
Alfacell Corporation	*	4,295	8,105
Alkermes, Inc.	*†	3,579	68,430
Allscripts Healthcare Solutions, Inc.	*†	2,300	30,820
Alpharma, Inc. Class A		2,463	70,220
American Pharmaceutical Partners, Inc.	*†	1,756	68,115
AmerisourceBergen Corporation	†	8,488	351,403
Amgen, Inc.	*	51,855	4,089,285
Andrx Corporation	*	3,036	50,003
Aphton Corporation	*†	1,416	496
Arena Pharmaceuticals, Inc.	*†	1,439	20,463
ArQule, Inc.	*	864	5,288
Atherogenics, Inc.	*†	1,603	32,076

See accompanying notes to financial statements.	257

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

AVANIR Pharmaceuticals Class A	*	6,000	$20,640
Avant Immunotherapeutics, Inc.	*	5,150	9,682
Avax Technologies, Inc.	*	1,450	363
AVI BioPharma, Inc.	*	2,400	8,280
Barr Pharmaceuticals, Inc.	*	4,174	259,998
Bentley Pharmaceuticals, Inc.	*	711	11,668
Biogen Idec, Inc.	*	14,695	666,124
BioMarin Pharmaceuticals, Inc.	*	2,400	25,872
Biopure Corporation Class A	*†	309	241
BioScrip, Inc.	*	1,095	8,256
Boston Life Sciences, Inc.	*	724	1,615
Bradley Pharmaceuticals, Inc.	*†	591	5,615
Bristol-Myers Squibb Company		79,572	1,828,565
Cambrex Corporation		1,258	23,613
Cardinal Health, Inc.	†	17,566	1,207,663
Cell Genesys, Inc.	*†	1,642	9,737
Cell Therapeutics, Inc.	*†	1,391	3,032
Cellegy Pharmaceuticals, Inc.	*	1,550	868
Cephalon, Inc.	*†	2,347	151,945
Charles River Laboratories International, Inc.	*	2,755	116,729
Chiron Corporation	*	4,789	212,919
Collagenex Pharmaceuticals, Inc.	*	1,558	18,805
Columbia Laboratories, Inc.	*	1,819	8,458
Connetics Corporation	*	1,618	23,380
Corgentech, Inc.	*	10	98
Cubist Pharmaceuticals, Inc.	*	1,762	37,443
Cypress Bioscience, Inc.	*	1,560	9,017
Cytogen Corporation	*	755	2,069
CytRx Corporation	*†	4,200	4,326
Dendreon Corporation	*†	1,879	10,184
Diagnostic Products Corporation		1,263	61,319
Digene Corporation	*	725	21,148
Discovery Laboratories, Inc.	*	2,566	17,141
Durect Corporation	*†	1,900	9,633
Eli Lilly & Company	†	39,396	2,229,420
Emisphere Technologies, Inc.	*	772	3,350
Encysive Pharmaceuticals, Inc.	*†	2,128	16,790
Endo Pharmaceuticals Holdings, Inc.	*	2,935	88,813
EPIX Medical, Inc.	*	960	3,878
First Horizon Pharmaceutical Corporation	*†	1,613	27,824
Forest Laboratories, Inc.	*	14,872	604,993
Genaera Corporation	*	4,787	7,181
Genelabs Technologies	*	721	1,334
Genentech, Inc.	*	18,818	1,740,665
Genta, Inc.	*	2,971	4,338
Genzyme Corporation	*	10,181	720,611
Geron Corporation	*	1,370	11,796
Gilead Sciences, Inc.	*	17,410	916,288
GTC Biotherapeutics, Inc.	*	3,988	6,540
GTx, Inc.	*	200	1,512
Hemispherx Biopharma, Inc.	*†	920	1,996
Henry Schein, Inc.	*†	3,652	159,373
Heska Corporation	*	4,462	5,845
Hi-Tech Pharmacal Company, Inc.	*	575	25,467
Hollis-Eden Pharmaceuticals	*†	954	4,617
Hospira, Inc.	*	6,367	272,380
Human Genome Sciences, Inc.	*†	5,277	45,171
Idexx Laboratories, Inc.	*	1,568	112,865
IDM Pharma, Inc.	*	142	370
ImClone Systems, Inc.	*†	3,034	103,884
Immtech International, Inc.	*†	681	4,726
Immucor, Inc.	*	1,219	28,476

		Shares	Value

ImmunoGen, Inc.	*	1,323	$6,787
Impax Laboratories, Inc.	*†	2,166	23,176
Indevus Pharmaceuticals, Inc.	*	5,716	30,809
Inspire Pharmaceuticals, Inc.	*	1,369	6,955
InterMune, Inc.	*†	1,586	26,645
Inverness Medical Innovations, Inc.	*	880	20,865
Invitrogen Corporation	*	2,122	141,410
Ivax Corporation	*†	10,043	314,647
King Pharmaceuticals, Inc.	*	10,009	169,352
KOS Pharmaceuticals, Inc.	*†	1,090	56,386
KV Pharmaceutical Company Class A	*	2,179	44,887
Large Scale Biology Corp.	*	171	17
Martek Biosciences Corporation	*†	1,148	28,252
McKesson Corporation		11,391	587,662
Medarex, Inc.	*†	3,092	42,824
Medco Health Solutions, Inc.	*	12,790	713,682
Medicines Company	*†	2,018	35,214
Medicis Pharmaceutical Corporation Class A	†	2,422	77,625
Medifast, Inc.	*	734	3,846
MedImmune, Inc.	*	10,273	359,760
Merck & Company, Inc.		89,830	2,857,492
Meridian Bioscience, Inc.		772	15,548
MGI Pharma, Inc.	*	2,665	45,731
Millennium Pharmaceuticals, Inc.	*†	12,456	120,823
Miravant Medical Technologies	*	4,544	841
Mylan Laboratories		8,108	161,836
Nabi Biopharmaceuticals	*	1,995	6,743
Nastech Pharmaceutical Company, Inc.	*†	1,500	22,080
Natrol, Inc.	*	1,145	1,826
NBTY, Inc.	*	2,664	43,290
NeoRx Corporation	*	2,381	1,810
Neose Technologies, Inc.	*	704	1,359
Neurobiological Technologies	*	3,136	11,258
Neurocrine Biosciences, Inc.	*	1,479	92,778
Novavax, Inc.	*†	1,550	5,968
Noven Pharmaceuticals, Inc.	*	1,350	20,426
NPS Pharmaceuticals, Inc.	*	1,660	19,654
Nu Skin Enterprises, Inc. Class A		3,018	53,056
Nuvelo, Inc.	*	1,150	9,327
Omnicare, Inc.		4,277	244,730
Onyx Pharmaceuticals, Inc.	*	1,214	34,915
OraSure Technologies, Inc.	*	1,687	14,879
Ortec International, Inc.	*	2,272	432
OSI Pharmaceuticals, Inc.	*†	1,629	45,677
Pain Therapeutics, Inc.	*	1,318	8,910
Palatin Technologies, Inc.	*	2,104	6,859
Panacos Pharmaceuticals, Inc.	*	157	1,088
Par Pharmaceutical Companies, Inc.	*†	1,362	42,685
Parexel International Corporation	*	1,153	23,360
Penwest Pharmaceuticals Company	*	930	18,154
Peregrine Pharmaceuticals, Inc.	*	9,115	8,477
Perrigo Company		2,922	43,567
Pfizer, Inc.		303,980	7,088,814
Pharmacopeia Drug Discovery, Inc.	*	572	2,036
Pharmacyclics, Inc.	*	1,700	6,035
Pozen, Inc.	*	1,014	9,724
Praecis Pharmaceuticals, Inc.	*	367	1,472
Progenics Pharmeceuticals, Inc.	*	793	19,833
Protein Design Labs, Inc.	*†	3,841	109,161
Regeneron Pharmaceuticals, Inc.	*	2,632	41,980

258	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Salix Pharmaceuticals Ltd.	*	2,346	$41,243
Schering-Plough Corporation	†	61,678	1,285,986
Sciclone Pharmaceuticals, Inc.	*	1,700	3,944
Sepracor, Inc.	*†	4,575	236,070
Serologicals Corporation	*†	1,093	21,576
SIGA Technologies, Inc.	*	4,649	4,417
Sigma Aldrich Corporation		2,478	156,833
SirnaTherapeutics, Inc.	*†	4,257	12,899
SuperGen, Inc.	*	1,338	6,757
Tanox, Inc.	*	1,721	28,173
Tapestry Pharmaceuticals, Inc.	*	5,221	1,619
Targeted Genetics Corporation	*	6,267	3,071
Third Wave Technologies, Inc.	*	1,227	3,656
Titan Pharmaceuticals, Inc.	*	1,743	2,492
United Therapeutics Corporation	*	914	63,176
USANA Health Sciences, Inc.	*	593	22,747
Valeant Pharmaceuticals International		3,473	62,792
Vertex Pharmaceuticals, Inc.	*	3,255	90,066
Vion Pharmaceuticals, Inc.	*	4,504	7,432
Viropharma, Inc.	*	661	12,262
Watson Pharmaceuticals, Inc.	*	4,480	145,645
Wyeth		54,364	2,504,549
XOMA Ltd.	*†	4,976	7,962
Zymogenetics, Inc.	*	2,343	39,854

			38,121,182

Real Estate—2.0%
Acadia Realty Trust REIT		1,318	26,426
Affordable Residential Communities REIT	†	950	9,054
Agree Realty Corporation REIT		814	23,525
Alexander’s, Inc. REIT	*	161	39,526
Alexandria Real Estate Equities, Inc. REIT		802	64,561
AMB Property Corporation REIT		3,649	179,421
American Financial Realty Trust REIT		2,834	34,008
American Land Lease, Inc. REIT		1,828	43,269
American Mortgage Acceptance Corporation REIT		1,842	26,875
AMLI Residential Properties Trust REIT		1,544	58,749
Annaly Mortgage Management, Inc. REIT	†	3,840	42,010
Anthracite Capital, Inc. REIT		1,100	11,583
Apartment Investment & Management Company REIT Class A	†	3,910	148,072
Archstone-Smith Trust REIT		7,979	334,240
Arden Realty, Inc. REIT		3,060	137,180
Arizona Land Income Corporation REIT Class A		1,050	4,200
Avalonbay Communities, Inc. REIT	†	3,116	278,103
Bedford Property Investors REIT		1,506	33,042
BioMed Realty Trust, Inc. REIT		1,400	34,160
Boston Properties, Inc. REIT		4,700	348,411
Brandywine Realty Trust REIT		1,679	46,861
BRE Properties Class A		2,433	110,653
BRT Realty Trust REIT		355	8,467
California Coastal Communities, Inc.	*	267	10,474
Camden Property Trust REIT		2,732	158,237
Capital Alliance Income Trust Ltd. REIT		799	5,913

		Shares	Value

Capstead Mortgage Corporation REIT	†	2,400	$13,944
CarrAmerica Realty Corporation REIT		2,765	95,752
CB Richard Ellis Group, Inc. Class A	*	2,300	135,355
CBL & Associates Properties, Inc. REIT	†	2,548	100,671
Cedar Shopping Centers, Inc. REIT		583	8,203
Centerpoint Properties Trust REIT		1,784	88,272
Colonial Properties Trust REIT		1,962	82,365
Commercial Net Lease Realty REIT		2,356	47,992
Cousins Properties, Inc. REIT		2,338	66,165
Crescent Real Estate EQT Company REIT		4,527	89,725
Developers Diversified Realty Corporation REIT		4,733	222,546
Duke Realty Corporation REIT		5,609	187,341
Eastgroup Properties, Inc. REIT		1,538	69,456
Entertainment Properties Trust REIT		749	30,522
Equity Inns, Inc. REIT		3,264	44,227
Equity Office Properties Trust REIT		16,590	503,175
Equity One, Inc. REIT		2,619	60,551
Equity Residential REIT		11,429	447,102
Essex Property Trust, Inc. REIT		807	74,405
Federal Realty Investment Trust REIT		1,810	109,777
FelCor Lodging Trust, Inc. REIT		3,135	53,953
First Industrial Realty Trust, Inc. REIT	†	1,599	61,562
Forest City Enterprises, Inc. Class A		2,608	98,921
General Growth Properties, Inc. REIT		9,800	460,502
Getty Realty Corporation REIT		1,747	45,929
Glenborough Realty Trust, Inc. REIT		2,111	38,209
Glimcher Realty Trust REIT	†	1,584	38,523
Grubb and Ellis Company	*	652	7,824
Health Care Property Investors, Inc. REIT	†	5,334	136,337
Health Care REIT, Inc.	†	1,824	61,834
Healthcare Realty Trust, Inc. REIT		1,881	62,581
Heritage Property Investment Trust REIT		2,051	68,503
Highwoods Properties, Inc. REIT		2,393	68,081
HMG Courtland Properties REIT		1,450	15,225
Home Properties, Inc. REIT	†	1,390	56,712
Hospitality Properties Trust REIT		2,923	117,212
Host Marriott Corporation REIT	†	12,307	233,218
HRPT Properties Trust REIT		9,142	94,620
IMPAC Mortgage Holdings, Inc. REIT	†	3,238	30,470
Innkeepers USA Trust REIT		2,014	32,224
iStar Financial, Inc. REIT		4,331	154,400
Jones Lang Lasalle, Inc.		1,711	86,149
Kimco Realty Corporation REIT		8,694	278,904
Lexington Corporate Properties Trust REIT		1,399	29,799
Liberty Property Trust REIT	†	3,172	135,920
Mack-Cali Realty Corporation REIT		2,488	107,482
Maguire Properties, Inc. REIT		1,199	37,049
Mid-America Apartment Communities, Inc. REIT		1,240	60,140
Mills Corporation (The) REIT		2,070	86,816
Mission West Properties REIT		1,417	13,802
Monmouth Capital Corporation		2,974	16,922

See accompanying notes to financial statements.	259

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Monmouth Class A REIT		1,328	$10,651
National Health Investors, Inc. REIT		2,097	54,438
Nationwide Health Properties, Inc. REIT		2,362	50,547
New Plan Excel Realty Trust REIT		4,341	100,624
Newcastle Investment Corporation REIT		754	18,737
Novastar Financial, Inc. REIT	†	771	21,673
Pan Pacific Retail Properties, Inc. REIT		1,419	94,917
Parkway Properties, Inc. REIT		986	39,578
Plum Creek Timber Company, Inc. REIT		7,592	273,692
PMC Commercial Trust REIT		865	10,640
Post Properties, Inc. REIT		2,078	83,016
Prentiss Properties Trust REIT		1,864	75,828
Prologis REIT		9,458	441,878
Public Storage, Inc. REIT	†	3,797	257,133
RAIT Investment Trust REIT		991	25,687
Rayonier, Inc. REIT		3,336	132,940
Realty Income Corporation REIT		2,938	63,520
Redwood Trust, Inc. REIT		1,008	41,590
Regency Centers Corporation REIT		2,545	150,028
Senior Housing Properties Trust REIT		2,216	37,473
Shurgard Storage Centers, Inc. REIT Class A		1,600	90,736
Simon Property Group, Inc. REIT	†	9,585	734,499
SL Green Realty Corporation REIT	†	1,735	132,537
Sovran Self Storage, Inc. REIT		1,269	59,605
St. Joe Company (The)	†	2,906	195,341
Stewart Enterprises, Inc. Class A		4,115	22,262
Sun Communities, Inc. REIT		1,061	33,315
Taubman Centers, Inc. REIT		2,083	72,384
Thornburg Mortgage, Inc. REIT	†	4,059	106,346
Town & Country Trust, REIT		1,290	43,615
Trammell Crow Company	*	2,116	54,275
Trizec Properties, Inc. REIT		3,914	89,709
United Capital Corporation	*	690	17,022
United Dominion Realty Trust, Inc. REIT	†	4,883	114,458
Ventas, Inc. REIT		3,213	102,880
Vornado Realty Trust REIT		5,255	438,635
W.P. Carey & Company LLC	†	1,592	40,373
Washington REIT	†	1,834	55,662
Weingarten Realty Investors REIT		3,474	131,352

			12,003,985

Restaurants—0.7%
Applebee’s International, Inc.		3,613	81,618
Aramark Corporation Class B		4,444	123,454
Back Yard Burgers, Inc.	*	1,698	8,439
Bob Evans Farms, Inc.		1,465	33,783
Brinker International, Inc.	†	3,445	133,184
CEC Entertainment, Inc.	*	1,614	54,941
CKE Restaurants, Inc.		1,945	26,277
California Pizza Kitchen, Inc.	*	970	31,011
CBRL Group, Inc.		2,120	74,518
Cheesecake Factory (The)	*†	3,444	128,771
Darden Restaurants, Inc.		6,843	266,056
IHOP Corporation		1,079	50,616
Jack in the Box, Inc.	*	1,437	50,194
Krispy Kreme Doughnuts, Inc.	*†	2,573	14,769
Landry’s Restaurants, Inc.		1,253	33,468

		Shares	Value

Lone Star Steakhouse & Saloon, Inc.		1,124	$26,684
McDonald’s Corporation		51,567	1,738,839
O’Charley’s, Inc.	*	1,091	16,921
Outback Steakhouse, Inc.		2,790	116,092
Papa John’s International, Inc.	*	805	47,745
PF Chang’s China Bistro, Inc.	*†	1,089	54,047
Rare Hospitality International, Inc.	*	1,475	44,825
Red Robin Gourmet Burgers, Inc.	*†	692	35,264
Ruby Tuesday, Inc.	†	2,816	72,906
Ryan’s Restaurant Group, Inc.	*	2,818	33,985
Sonic Corporation	*	2,487	73,367
Steak N Shake Company (The)	*	1,267	21,476
Triarc Companies Class B		2,886	42,857
Wendy’s International, Inc.		5,229	288,955
Yum! Brands, Inc.		11,805	553,418

			4,278,480

Retail—Apparel—0.0%
dELIA*s, Inc.	*	925	7,678

Retailers—3.7%
1-800-FLOWERS.COM, Inc.	*	793	5,091
99 Cents Only Stores	*	3,207	33,545
AC Moore Arts & Crafts, Inc.	*†	876	12,746
Advance Auto Parts, Inc.	*	4,485	194,918
Alloy, Inc.	*	1,850	5,347
Amazon.Com, Inc.	*†	12,783	602,718
Autozone, Inc.	*	2,384	218,732
BJ’s Wholesale Club, Inc.	*	2,859	84,512
Barnes & Noble, Inc.		2,814	120,073
Bed Bath & Beyond, Inc.	*	12,988	469,516
Bell Microproducts, Inc.	*	1,146	8,767
Best Buy Company, Inc.		15,993	695,376
Big 5 Sporting Goods Corporation		1,071	23,444
Big Lots, Inc.	*	4,853	58,285
Blair Corporation		306	11,916
Bluefly, Inc.	*	2,341	2,622
Bombay Company, Inc. (The)	*	1,080	3,197
Borders Group, Inc.		3,342	72,421
CSK Auto Corporation	*	1,990	30,009
CVS Corporation		34,580	913,604
Casey’s General Stores, Inc.		1,608	39,878
Cash America International, Inc.		2,411	55,911
Central Garden & Pet Company	*	615	28,253
Circuit City Stores, Inc.		8,696	196,443
Coldwater Creek, Inc.	*	1,019	31,110
Cost Plus, Inc.	*	1,014	17,390
Costco Wholesale Corporation	†	18,694	924,792
Dick’s Sporting Goods, Inc.	*	1,240	41,218
Dillard’s, Inc. Class A	†	3,454	85,728
Dollar General Corporation		13,983	266,656
Dollar Tree Stores, Inc.	*†	4,830	115,630
Drugstore.Com, Inc.	*	3,800	10,830
eBay, Inc.	*	40,410	1,747,733
Family Dollar Stores, Inc.		6,556	162,523
Fastenal Company		5,638	220,953
Federated Department Stores		11,233	745,085
Foot Locker, Inc.		5,840	137,766
Fred’s, Inc.	†	1,781	28,977
GameStop Corp.—Class A	*†	1,890	60,140
GSI Commerce, Inc.	*†	1,469	22,167
Guitar Center, Inc.	*†	1,020	51,010
Hancock Fabrics, Inc.	†	631	2,568

260	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Haverty Furniture Companies, Inc.		1,111	$14,321
Hibbett Sporting Goods, Inc.	*	1,396	39,758
J. Jill Group, Inc. (The)	*	1,015	19,315
JC Penney Company, Inc. (Holding Company)	†	10,028	557,557
Jo-Ann Stores, Inc.	*	1,266	14,939
Kenneth Cole Productions, Inc. Class A		956	24,378
Kirkland’s, Inc.	*	833	4,973
Linens ’N Things, Inc.	*	1,904	50,646
Longs Drug Stores Corporation		1,757	63,937
MarineMax, Inc.	*	800	25,256
Marvel Entertainment, Inc.	*†	4,501	73,726
Men’s Wearhouse, Inc.	*	2,437	71,745
Michaels Stores, Inc.		5,676	200,760
Movie Gallery, Inc.		1,145	6,423
MSC Industrial Direct Company Class A		1,782	71,672
Nitches, Inc.	*	950	5,795
Office Depot, Inc.	*	11,792	370,269
OfficeMax, Inc.		3,587	90,966
O’Reilly Automotive, Inc.	*	4,772	152,752
Overstock.com, Inc.	*†	770	21,676
PC Connection, Inc.	*	854	4,595
Petco Animal Supplies, Inc.	*	612	13,433
Petsmart, Inc.	†	5,983	153,524
Pier 1 Imports, Inc.		3,712	32,406
Priceline.com, Inc.	*†	1,548	34,551
RadioShack Corporation		6,811	143,235
Restoration Hardware, Inc.	*	314	1,890
Retail Ventures, Inc.	*	1,372	17,068
Rite Aid Corporation	*	20,882	72,669
Saks, Inc.	*	5,811	97,973
Samsonite Corporation	*	1,133	725
School Specialty, Inc.	*†	854	31,120
SCP Pool Corporation		2,434	90,593
Sears Holdings Corporation	*†	3,979	459,694
Sharper Image Corporation	*	648	6,312
Sherwin-Williams Company (The)		4,948	224,738
Sports Authority, Inc. (The)	*†	1,016	31,628
Stamps.com, Inc.	*	1,050	24,108
Staples, Inc.		29,867	678,280
Stein Mart, Inc.		1,261	22,887
Stride Rite Corporation		2,388	32,381
Systemax, Inc.	*	1,358	8,474
TJX Companies, Inc.		20,086	466,598
Target Corporation		32,621	1,793,176
Tiffany & Company		6,084	232,956
Trans World Entertainment Corporation	*	1,932	11,012
Tuesday Morning Corporation	†	1,816	37,991
Tweeter Home Entertainment Group, Inc.	*	1,128	6,452
Valuevision Media, Inc. Class A	*	1,741	21,937
Walgreen Company		41,643	1,843,119
Wal-Mart Stores, Inc.		105,587	4,941,472
Williams-Sonoma, Inc.	*	3,877	167,293
Zale Corporation	*	2,300	57,845

			22,202,599

Telecommunications—0.0%
Citizens Communications Company		11,806	144,387
Superior Telecom, Inc.	*‡d	2,013	—

			144,387

		Shares	Value

Telephone Systems—2.6%
Adtran, Inc.		3,197	$95,079
Alamosa Holdings, Inc.	*	7,450	138,645
Alaska Communications Systems Group, Inc.		2,850	28,956
Alltel Corporation		14,709	928,138
AT&T, Inc.		160,327	3,926,408
Audiovox Corporation Class A	*	1,218	16,881
BellSouth Corporation		77,388	2,097,215
Brightpoint, Inc.	*†	1,310	36,326
C2 Global Technologies, Inc.	*	677	413
Centennial Communications Corporation	*	3,036	47,119
CenturyTel, Inc.		5,985	198,463
Cincinnati Bell, Inc.	*	9,266	32,524
Commonwealth Telephone Enterprises, Inc.		876	29,583
Covad Communications Group, Inc.	*†	13,040	12,779
D&E Communications, Inc.		1,712	14,261
Deltathree, Inc.	*	2,552	7,426
Dobson Communications Corporation Class A	*	3,916	29,370
DSL.Net, Inc.	*	1,850	74
Equinix, Inc.	*†	622	25,353
Forgent Networks, Inc.	*	1,350	3,510
General Communication Class A	*	2,516	25,990
Global Payments, Inc.		3,238	150,923
Goamerica, Inc.	*	24	92
Hickory Tech Corporation		651	5,136
IDT Corporation	*	1,978	22,866
j2 Global Communications, Inc.	*†	807	34,491
LCC International, Inc. Class A	*	1,000	3,260
Level 3 Communications, Inc.	*†	26,967	77,395
Lightbridge, Inc.	*	1,288	10,678
Mastec, Inc.	*	2,049	21,453
MCI, Inc.		12,600	248,598
Nextel Partners, Inc. Class A	*	1,746	48,783
NII Holdings, Inc. Class B	*†	4,900	214,032
Novatel Wireless, Inc.	*†	1,358	16,445
NTL, Inc.	*	3,592	244,543
Primus Telecommunications GP	*	3,086	2,315
Qwest Communications International, Inc.	*†	62,767	354,634
Redback Networks, Inc.	*	1,198	16,844
Rural Cellular Corporation Class A	*†	1,265	18,482
SAVVIS Inc.	*	6,126	4,595
Sprint Nextel Corp.		119,001	2,779,863
SunCom Wireless Holdings, Inc.,—Class A	*	2,699	7,476
SureWest Communications		184	4,852
Talk America Holdings, Inc.	*†	1,398	12,065
Telecommunication Systems, Inc.	*†	1,200	2,640
Teleglobe International Holdings Ltd. (Bermuda)	*	450	1,985
Telephone & Data Systems, Inc.		2,518	90,724
Telephone & Data Systems, Inc.		1,018	35,233
Time Warner Telecom, Inc. Class A	*	1,928	18,991
Ubiquitel, Inc.	*	4,078	40,331
US Cellular Corporation	*	680	33,592
Verizon Communications, Inc.		112,993	3,403,349
Visual Networks, Inc.	*	6,068	10,983
West Corporation	*	875	36,881
Wireless Facilities, Inc.	*	2,398	12,230

			15,681,273

See accompanying notes to financial statements.	261

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Textiles, Clothing & Fabrics—0.5%
Albany International Corporation Class A		1,437	$51,962
Brown Shoe Company, Inc.		796	33,774
Coach, Inc.	*	15,372	512,502
Columbia Sportswear Company	*†	652	31,120
Culp, Inc.	*	888	4,200
Genesco, Inc.	*†	921	35,726
Guess ?, Inc.	*	1,774	63,154
Gymboree Corporation	*	1,400	32,760
Innovo Group, Inc.	*	3,157	3,252
Jones Apparel Group, Inc.		4,641	142,572
Kellwood Company		1,170	27,940
K-Swiss, Inc. Class A		1,476	47,881
Liz Claiborne, Inc.	†	4,930	176,593
Mohawk Industries, Inc.	*	2,460	213,971
Mossimo, Inc.	*	2,806	15,433
Mothers Work, Inc.	*	600	7,668
Nike, Inc. Class B		6,890	597,983
Oxford Industries, Inc.		936	51,199
Phillips-Van Heusen Corporation		1,267	41,051
Polo Ralph Lauren Corporation		2,143	120,308
Polymer Group Escrow	‡d	1,565	—
Quaker Fabric Corporation	*	2,550	5,483
Quiksilver, Inc.	*	4,288	59,346
Reebok International Ltd.		2,443	142,256
Russell Corporation		1,339	18,023
Sport-Haley, Inc.	*	1,042	5,054
Steven Madden Ltd.		1,901	55,566
Tag-It Pacific, Inc.	*	1,334	480
Tarrant Apparel Group	*	1,106	1,172
Timberland Company Class A	*	2,970	96,674
VF Corporation		3,785	209,462
Warnaco Group, Inc. (The)	*	1,569	41,924
Wolverine World Wide, Inc.		2,589	58,149

			2,904,638

Transportation—1.7%
Alexander & Baldwin, Inc.		1,466	79,516
Arctic Cat, Inc.		1,857	37,251
Arkansas Best Corporation		903	39,443
Brunswick Corporation		3,797	154,386
Burlington Northern Santa Fe Corporation		15,305	1,083,900
CSX Corporation		8,882	450,939
Carnival Corporation		17,238	921,716
CH Robinson Worldwide, Inc.		7,150	264,765
CNF, Inc.		2,160	120,722
Expedia, Inc.	*†	12,018	287,951
Expeditors International Washington, Inc.		4,386	296,099
FedEx Corporation		11,378	1,176,371
Fleetwood Enterprises, Inc.	*	1,750	21,613
Florida East Coast Industries		423	17,923
Forward Air Corporation		1,431	52,446
GATX Corporation		2,366	85,365
General Maritime Corporation	†	1,897	70,265
Genesee & Wyoming, Inc. Class A	*†	1,051	39,465
Gulfmark Offshore, Inc.	*	1,000	29,620
Heartland Express, Inc.		3,165	64,218
HUB Group, Inc. Class A	*	1,200	42,420
JB Hunt Transport Services, Inc.		6,334	143,402
Kansas City Southern	*†	2,513	61,393

		Shares	Value

Kirby Corporation	*	1,179	$61,508
Laidlaw International, Inc.		3,900	90,597
Landstar System, Inc.		2,256	94,165
Maritrans, Inc.		499	12,984
Norfolk Southern Corporation		16,102	721,853
Old Dominion Freight Line, Inc.	*	1,783	48,105
OMI Corporation	†	3,824	69,406
Overseas Shipholding Group		1,587	79,969
P.A.M. Transportation Services, Inc.	*	338	6,013
Pacer International, Inc.		1,664	43,364
Pegasus Solutions, Inc.	*	1,147	10,289
Polaris Industries, Inc.	†	1,858	93,272
Quality Distribution, Inc.	*	93	741
RailAmerica, Inc.	*	1,527	16,782
Royal Caribbean Cruises Ltd.		4,300	193,758
Sabre Holdings Corporation		5,055	121,876
SCS Transportation, Inc.	*	1,662	35,318
Sirva, Inc.	*	517	4,136
Swift Transportation Company, Inc.	*	3,649	74,075
Thor Industries, Inc.		1,221	48,925
Trinity Industries, Inc.	†	2,034	89,638
Union Pacific Corporation		10,489	844,469
United Parcel Service, Inc. Class B		23,252	1,747,388
Wabtec Corporation		1,737	46,725
Werner Enterprises, Inc.		2,915	57,426
West Marine, Inc.	*†	803	11,226
Yellow Roadway Corporation	*	2,278	101,622

			10,266,819

Transportation Services—0.0%
Velocity Express Corporation	*	2	4

Water Companies—0.0%
American States Water Company		500	15,400
Aqua America, Inc.		4,329	118,182
California Water Service Group		965	36,892
Connecticut Water Service, Inc.		500	12,255
Pico Holdings, Inc.	*	1,150	37,099
SJW Corporation		505	22,978

			242,806

Webhosting/Design—0.0%
Verso Technologies, Inc.	*	1,618	1,618

Wireless Equipment—Communications—0.0%
Terabeam, Inc.	*	2,197	6,062

TOTAL COMMON STOCKS (Cost $410,615,945)			589,510,791

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%

U.S. Treasury Bills—0.1%
U.S. Treasury Bill 3.925% 03/09/2006 (Cost $545,922)		**	$550,000	545,922

262	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund		Shares	Value

RIGHTS—0.0%

Apparel Retailers—0.0%
dELiA*s, Inc. Rights, Expires TBD		107	$107

Pharmaceuticals—0.0%
Monogram Biosciences, Inc. Rights, Expires TBD		2,414	1,521

TOTAL RIGHTS (Cost $1,147)			1,628

WARRANTS—0.0%

Financial Services—0.0%
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	—
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	—

(Cost $—)			—

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—9.8%

Institutional Money Market Funds—0.7%
American Beacon Funds		††	$246,913	246,913
BGI Institutional Fund		††	3,209,869	3,209,869
Goldman Sachs Financial Square Prime Obligations Fund		††	246,913	246,913
Merrimac Cash Fund—Premium Class		††	395,061	395,061

				4,098,756

Bank & Certificate Deposits/
Offshore Time Deposits—8.3%
Abbey National PLC
4.290%	01/11/2006	††	1,234,565	1,234,565
Bank of Nova Scotia
4.250%	01/27/2006	††	1,728,391	1,728,391
Barclays
4.410%	02/27/2006	††	1,234,565	1,234,565
Barclays
4.270%	01/25/2006	††	1,234,565	1,234,565
BNP Paribas
4.220%	01/24/2006	††	1,234,565	1,234,565
Branch Banker &Trust
4.260%	01/11/2006	††	1,234,565	1,234,565
CIESCO
4.305%	01/06/2006	††	1,481,478	1,481,478
Dexia Group
4.250%	01/09/2006	††	2,469,130	2,469,130
Fairway Finance
4.280%	01/30/2006	††	987,652	987,652
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	1,224,561	1,224,561
Fortis Bank
4.350%	01/03/2006	††	1,234,565	1,234,565
Greyhawk Funding
4.355%	01/06/2006	††	987,652	987,652
Greyhawk Funding
4.278%	01/24/2006	††	740,739	740,739
Jupiter Securitization Corporation
4.266%	01/05/2006	††	592,591	592,591
Jupiter Securitization Corporation
4.257%	01/04/2006	††	740,739	740,739

Coupon Rate	Maturity Date		Face	Value

Liberty Street
4.266%	01/05/2006	††	$1,225,529	$1,225,529
Merrill Lynch & Company, Inc.
4.240	01/03/2006	††	4,938,261	4,938,261
National Australia Bank
4.156%	01/03/2006	††	692,749	692,749
Paradigm Funding LLC
4.303%	01/03/2006	††	1,597,285	1,597,285
Paradigm Funding LLC
4.297%	01/09/2006	††	987,652	987,652
Prefco
4.312%	01/04/2006	††	740,739	740,739
Rabobank Nederland
4.150%	01/03/2006	††	1,234,565	1,234,565
Ranger Funding
4.291%	01/18/2006	††	987,652	987,652
Royal Bank of Canada
4.250%	01/24/2006	††	1,728,391	1,728,391
Royal Bank of Canada
4.220%	01/20/2006	††	1,234,565	1,234,565
Royal Bank of Scotland
4.310%	02/01/2006	††	2,469,130	2,469,130
Royal Bank of Scotland
4.250%	01/23/2006	††	1,234,565	1,234,565
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	740,739	740,739
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	1,234,565	1,234,565
Societe Generale
4.280%	01/30/2006	††	987,652	987,652
The Bank of the West
4.290%	01/25/2006	††	1,234,565	1,234,565
UBS AG
4.260%	01/10/2006	††	1,234,565	1,234,565
UBS AG
4.255%	01/18/2006	††	1,481,478	1,481,478
Wells Fargo
4.290%	01/30/2006	††	1,975,304	1,975,304
Wells Fargo
4.270%	01/03/2006	††	1,234,565	1,234,565
Yorktown Capital LLC
4.330%	01/04/2006	††	1,105,479	1,105,479
Yorktown Capital LLC
4.266%	01/05/2006	††	1,225,529	1,225,529

				49,885,847

Floating Rate Instruments/Master Notes—0.8%
Bank of America
4.270%	01/17/2006	††	987,652	987,652
Bank of America
4.230%	01/20/2006	††	1,234,565	1,234,570
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	987,652	987,652
Rabobank Nederland
4.100%	05/31/2006	††	1,234,565	1,234,565

				4,444,439

TOTAL CASH EQUIVALENTS (Cost $58,429,042)				58,429,042

See accompanying notes to financial statements.	263

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Broad
Market Index Fund	Face	Value

REPURCHASE AGREEMENTS—1.3%

IBT Repurchase Agreement dated 12/30/2005 due 01/03/2006, with a maturity value of $7,991,436 and an effective yield of 3.65%collateralized by U.S. Government Obligations with rates ranging from 6.875% to 7.625% maturity dates ranging from 08/25/2015 to 06/25/2023 and an aggregate market value of $8,387,607.	$7,988,197	$7,988,197

TOTAL INVESTMENTS—109.7% (Cost $477,580,253)		656,475,580
Other assets less liabilities—(9.7%)		(58,044,825)

NET ASSETS—100.0%		$598,430,755

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

‡	Security valued at fair value as determined by policies approved by the board of directors.

**	Security has been pledged as collateral for futures contracts.

††	Represents collateral received from securities lending transactions.

d	Security has no market value at 12/31/2005.

264	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—97.5%

Advertising—0.4%
24/7 Real Media, Inc.	*	1,934	$14,196
Aquantive, Inc.	*†	2,997	75,644
Catalina Marketing Corporation		2,132	54,046
Clear Channel Outdoor Holdings, Inc.—Class A	*	1,750	35,087
Getty Images, Inc.	*†	2,442	217,997
Jupitermedia Corporation	*	1,450	21,431
Lamar Advertising Company	*	4,010	185,021
Valueclick, Inc.	*	3,919	70,973
Ventiv Health, Inc.	*	1,350	31,887

			706,282

Aerospace & Defense—0.3%
AAR Corporation	*	1,490	35,685
Alliant Techsystems, Inc.	*	1,931	147,084
Armor Holdings, Inc.	†	1,500	63,975
Fairchild Corporation (The) Class A	*	3,266	8,328
Gencorp, Inc.	*†	2,409	42,760
Heico Corporation	†	705	18,245
Heico Corporation Class A		878	18,017
Kaman Corporation Class A		1,060	20,871
Kreisler Manufacturing Corporation	*	1,250	8,750
Orbital Sciences Corporation	*†	3,534	45,377
Sequa Corporation Class A	*	511	35,285
Triumph Group, Inc.	*	822	30,093
United Industrial Corporation Ltd.		540	22,340

			496,810

Airlines—0.5%
AMR Corporation	*†	7,943	176,573
Air T, Inc.		563	6,058
Airnet Systems, Inc.	*	2,610	8,900
Airtran Holdings, Inc.	*†	4,678	74,988
Alaska Air Group, Inc.	*	1,344	48,008
Continental Airlines, Inc. Class B	*†	3,723	79,300
ExpressJet Holdings, Inc.	*	1,626	13,154
Frontier Airlines, Inc.	*†	1,370	12,659
JetBlue Airways Corporation	*	6,714	103,261
Mesa Air Group, Inc.	*†	2,928	30,627
Midwest Air Group, Inc.	*†	4,075	22,983
Offshore Logistics, Inc.	*	983	28,704
Petroleum Helicopters	*	774	24,172
Pinnacle Airlines Corporation	*	930	6,203
Skywest, Inc.		2,390	64,195
US Airways Group, Inc.	*†	1,272	47,242
World Air Holdings, Inc.	*	3,282	31,573

			778,600

Apparel Retailers—1.4%
Abercrombie & Fitch Company Class A	†	4,443	289,595
Aeropostale, Inc.	*	2,863	75,297
American Eagle Outfitters, Inc.		5,826	133,881
AnnTaylor Stores Corporation	*	3,374	116,470
Bebe Stores, Inc.		940	13,188
Big Dog Holdings, Inc.	*	1,621	11,979
Buckle, Inc. (The)		695	22,407
Burlington Coat Factory Warehouse Corporation		1,307	52,554
Carter’s, Inc.	*	808	47,551
Casual Male Retail Group, Inc.	*	2,471	15,147
Cato Corporation Class A		1,762	37,795
Charlotte Russe Holding, Inc.	*	1,100	22,913

		Shares	Value

Charming Shoppes, Inc.	*	4,919	$64,931
Chico’s FAS, Inc.	*	8,778	385,618
Children’s Place	*	794	39,239
Christopher & Banks Corporation		1,529	28,715
Claire’s Stores, Inc.		3,856	112,672
Dress Barn, Inc.	*†	951	36,718
Finish Line Class A		1,604	27,942
HOT Topic, Inc.	*†	2,815	40,114
JOS A. Bank Clothiers, Inc.	*†	863	37,463
Pacific Sunwear of California, Inc.	*†	3,586	89,363
Payless Shoesource, Inc.	*	3,074	77,157
Ross Stores, Inc.	†	7,190	207,791
Stage Stores, Inc.		1,491	44,402
Talbots, Inc.		1,205	33,523
Too, Inc.	*	2,075	58,536
Urban Outfitters, Inc.	*†	5,472	138,496
Wet Seal, Inc. (The) Class A	*†	1,247	5,537
Wilsons The Leather Experts, Inc.	*	2,979	10,814

			2,277,808

Automotive—1.2%
A.O. Smith Corporation		952	33,415
Adesa, Inc.		4,711	115,043
Aftermarket Technology Corporation	*	1,503	29,218
American Axle & Manufacturing Holdings, Inc.	†	2,114	38,750
America’s Car Mart, Inc.	*	489	8,078
Amerigon, Inc.	*	2,108	12,311
ArvinMeritor, Inc.		3,702	53,272
Asbury Automotive Group, Inc.	*	1,342	22,089
BorgWarner, Inc.		2,546	154,364
Carmax, Inc.	*†	5,398	149,417
Clarcor, Inc.		2,354	69,937
Coachmen Industries, Inc.		705	8,326
Copart, Inc.	*	3,582	82,601
Dura Automotive Systems, Inc.	*	1,399	3,134
Exide Technologies, Inc.	*	2,130	7,881
Federal Signal Corporation		2,160	32,422
Group 1 Automotive, Inc.	*	1,068	33,567
Harsco Corporation		2,133	143,999
Jarden Corporation	*†	1,696	51,134
JLG Industries, Inc.	†	2,322	106,023
Keystone Automotive Industries, Inc.	*	703	22,130
Lear Corporation	†	3,281	93,377
Lithia Motors, Inc. Class A		863	27,133
LKQ Corporation	*	750	25,965
Monaco Coach Corporation		1,376	18,301
Oshkosh Truck Corporation		3,650	162,753
PEP Boys-Manny Moe & Jack		3,451	51,385
Proliance International, Inc.	*	2,240	11,850
Rush Enterprises, Inc.—Class A	*	1,100	16,368
Sonic Automotive, Inc.		1,189	26,491
Sports Resorts International, Inc.	*	4,375	3,587
Standard Motor Products, Inc.		1,280	11,814
Strattec Security Corporation	*	124	5,012
Superior Industries International, Inc.	†	1,113	24,775
Tenneco Automotive, Inc.	*	2,430	47,652
Titan International, Inc.	†	1,086	18,733
TRW Automotive Holdings Corporation	*	1,800	47,430
United Auto Group, Inc.		1,278	48,820
Visteon Corporation	*	4,900	30,674
Wabash National Corporation		1,396	26,594
Winnebago Industries, Inc.	† † †	1,714	57,042

			1,932,867

See accompanying notes to financial statements.	265

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Banking—7.3%
1st Source Corporation		1,073	$26,986
ACE Cash Express, Inc.	*	490	11,441
Advance America Cash Advance Centers, Inc.		3,290	40,796
Advanta Corporation Class A		1,447	43,598
Alabama National Bancorp		795	51,484
Alliance Bankshares Corporation	*	648	10,374
AMB Financial Corporation		1,125	15,187
Amcore Financial, Inc.		1,313	39,928
AmericanWest Bancorp	*	720	17,014
AmeriCredit Corporation	*	7,568	193,968
Ameris Bancorp		564	11,190
Anchor Bancorp Wisconsin, Inc.		1,412	42,840
Arrow Financial Corporation		463	12,107
Associated Banc Corporation		5,646	183,777
Asta Funding, Inc.	†	650	17,771
Astoria Financial Corporation		4,831	142,031
Banc Corporation	*	895	10,212
BancFirst Corporation		321	25,359
Bancorpsouth, Inc.		3,022	66,696
BancTrust Financial Group, Inc.		1,600	32,160
Bank Mutual Corporation		3,757	39,824
Bank of Hawaii Corporation		2,694	138,849
Bank of the Ozarks, Inc.		520	19,188
BankAtlantic Bancorp, Inc. Class A		2,211	30,954
Bankunited Financial Corporation Class A		1,183	31,432
Banner Corporation		500	15,600
Bay View Capital Corporation	*	791	14,080
Blue River Bancshares, Inc.	*	2,545	13,234
BOK Financial Corporation		1,126	51,154
Boston Private Financial Holdings, Inc.		1,777	54,056
Brookline Bancorp, Inc.		3,836	54,356
Bryn Mawr Bank Corporation		1,548	33,437
Camden National Corporation		740	24,331
Capital Bank Corporation	†	1,283	19,694
Capital City Bank Group, Inc.		738	25,306
Capital Crossing Bank	*	362	12,091
Capitol Bancorp Ltd.		670	25,085
Capitol Federal Financial		1,016	33,467
Cardinal Financial Corporation		2,163	23,793
Cascade Bancorp		1,755	40,383
Cascade Financial Corporation		851	15,108
Cathay General Bancorp		2,284	82,087
Centennial Bank Holdings, Inc.	*†	2,500	30,925
Central Pacific Financial Corporation		1,349	48,456
CFS Bancorp, Inc.		1,873	26,784
Charter Financial Corporation		350	12,498
Chemical Financial Corporation		1,027	32,618
Chittenden Corporation		2,222	61,794
Citizens Banking Corporation		1,670	46,342
City Bank, Lynnwood, WA		1,098	39,056
City Holding Company		930	33,433
City National Corporation		2,229	161,469
Coastal Financial Corporation		1,775	22,826
CoBiz, Inc.		850	15,495
Colonial BancGroup, Inc. (The)		7,233	172,290
Columbia Banking System, Inc.		1,330	37,971
Commerce Bancorp, Inc.	†	8,494	292,279
Commerce Bancshares, Inc.		3,400	177,208
Commercial Bankshares, Inc. (Florida)		310	10,965
Commercial Capital Bancorp, Inc.	†	2,557	43,776
Community Bancorp	*	430	13,592

		Shares	Value

Community Bank System, Inc.		1,892	$42,665
Community Banks, Inc.		1,564	43,792
Community Trust Bancorp, Inc.		1,028	31,611
CompuCredit Corporation	*	1,894	72,881
Corus Bankshares, Inc.	†	1,051	59,140
Cullen/Frost Bankers, Inc.		2,553	137,045
CVB Financial Corporation		2,971	60,341
Dime Community Bancshares		1,638	23,931
Downey Financial Corporation		1,038	70,989
Eastern Virginia Bankshares, Inc.		701	14,931
East-West Bancorp, Inc.	†	2,560	93,414
Equitex, Inc.	*	529	2,703
Euronet Worldwide, Inc.	*	1,586	44,091
Farmers Capital Bank Corporation		1,113	34,214
Fidelity Bankshares, Inc.		1,432	46,826
Fidelity Southern Corporation		1,382	24,738
Financial Federal Corporation	†	1,010	44,894
Financial Institutions, Inc.		750	14,715
First Bancorp North Carolina		1,473	29,696
First Bancorp Puerto Rico		3,926	48,722
First Charter Corporation		1,323	31,302
First Citizens BancShares, Inc. Class A		345	60,175
First Commonwealth Financial Corporation		3,266	42,229
First Community Bancorp		894	48,607
First Financial Bancorp		1,895	33,200
First Financial Bankshares, Inc.		1,106	38,776
First Financial Holdings, Inc.		450	13,824
First Financial Service Corporation		818	23,689
First Indiana Corporation		960	33,005
First Merchants Corporation		875	22,750
First Midwest Bancorp, Inc.		2,422	84,915
First Niagara Financial Group, Inc.		5,990	86,675
First Oak Brook Bancshares Class A		771	21,549
First of Long Island Corporation (The)		493	20,841
First Republic Bank		1,471	54,442
FirstBank NW Corporation		200	6,382
FirstFed Financial Corporation	*†	723	39,418
FirstMerit Corporation		3,385	87,705
Flagstar Bancorp, Inc.		1,470	21,168
Flushing Financial Corporation		1,450	22,576
FMS Financial Corporation		500	8,779
FNB Corporation		3,347	58,104
Franklin Bank Corporation	*	930	16,731
Fremont General Corporation	†	3,340	77,588
Frontier Financial Corporation		1,503	48,096
Fulton Financial Corporation		7,122	125,347
Glacier Bancorp, Inc.		1,743	52,377
Gold Banc Corporation, Inc.		2,104	38,335
Great Southern Bancorp, Inc.		470	12,977
Greater Bay Bancorp		2,834	72,607
Hallwood Group, Inc.		100	7,788
Hancock Holding Company		1,352	51,119
Hanmi Financial Corporation		2,860	51,080
Harbor Florida Bancshares, Inc.		1,412	52,315
Harleysville National Corporation		1,153	22,022
Harrington West Financial Group, Inc.		1,172	19,516
Heritage Commerce Corporation		1,180	25,370
Heritage Financial Corporation		332	8,107
Home City Financial Corporation		435	6,797
Horizon Financial Corporation		500	10,920
Horizon Financial Services Corporation		450	6,750
Hudson City Bancorp, Inc.		29,256	354,583
Hudson United Bancorp		2,226	92,780

266	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Iberiabank Corporation		687	$35,044
Independence Community Bank Corporation		3,887	154,431
Independent Bank Corporation (Massachusetts)		874	24,935
Independent Bank Corporation (Michigan)		1,319	35,916
IndyMac Bancorp, Inc.		2,854	111,363
Integra Bank Corporation		789	16,837
International Bancshares Corporation		2,437	71,550
Investors Financial Services Corporation		3,110	114,541
Irwin Financial Corporation		1,296	27,760
Itla Capital Corporation	*	300	14,655
Kearny Financial Corporation		1,000	12,200
KNBT Bancorp, Inc.		1,653	26,927
Lakeland Financial Corporation		250	10,095
MAF Bancorp, Inc.		1,636	67,698
Main Street Banks, Inc.		990	26,958
Main Street Trust, Inc.		291	8,686
MainSource Financial Group, Inc.		650	11,602
Matrix Bancorp, Inc.	*	974	18,400
MB Financial, Inc.		1,430	50,622
Medallion Financial Corporation		2,518	28,353
Mercantile Bankshares Corporation		4,011	226,381
Merchants Bancshares, Inc.		572	13,752
Midsouth Bancorp, Inc.		401	10,823
Mid-State Bancshares		1,110	29,692
Midwest Banc Holdings, Inc.	†	1,420	31,595
MidWestOne Financial Group, Inc.		583	10,468
Mitcham Industries, Inc.	*	1,100	19,217
Nara Bancorp, Inc.		1,010	17,958
NASB Financial, Inc.		529	20,821
National Penn Bancshares, Inc.		2,366	45,072
NBT Bancorp, Inc.		1,480	31,953
Nelnet, Inc. Class A	*†	1,351	54,959
Netbank, Inc.		2,851	20,470
New York Community Bancorp, Inc.	†	12,051	199,083
NewAlliance Bancshares, Inc.	†	5,770	83,896
Northern States Financial Corporation		773	14,610
Northwest Bancorp, Inc.		1,598	33,973
Ocwen Financial Corporation	*	3,358	29,215
Old National Bancorp		2,986	64,617
Old Second Bancorp, Inc.		940	28,736
Omega Financial Corp.		520	14,492
Oriental Financial Group (Puerto Rico)	†	770	9,517
Pacific Capital Bancorp		2,124	75,572
Pacific Premier Bancorp, Inc.	*	977	11,529
Park National Corporation		624	64,047
Parkvale Financial Corporation		1,077	30,371
Partners Trust Financial Group, Inc.		1,870	22,533
Peapack Gladstone Financial Corporation		390	10,881
Peoples Bancorp, Inc.		1,235	35,235
People’s Bank		2,904	90,198
Peoples Financial Corporation		884	14,895
PFF Bancorp, Inc.		1,563	47,703
Popular, Inc. (Puerto Rico)		11,756	248,639
Premier Community Bankshares, Inc.		934	21,482
PrivateBancorp, Inc.		810	28,812
Prosperity Bancshares, Inc.		1,360	39,086
Provident Bankshares Corporation		1,869	63,116
Provident Financial Services, Inc.		3,604	66,710
Provident New York Bancorp		2,058	22,659

		Shares	Value

R&G Financial Corporation Class B (Puerto Rico)		1,556	$20,539
Renasant Corporation		810	25,620
Republic Bancorp, Inc.		3,755	44,684
Republic Bancorp, Inc. Class A		930	19,948
Riverview Bancorp, Inc.		1,301	30,326
Royal Bancshares of Pennsylvania Class A		840	19,466
S&T Bancorp, Inc.		1,478	54,420
S.Y. Bancorp, Inc.		1,010	25,270
Sandy Spring Bancorp, Inc.		694	24,207
Santander Bancorp (Puerto Rico)		511	12,836
Security Bank Corporation		440	10,248
Shore Bancshares, Inc.		552	17,509
Signature Bank/New York, NY	*	1,150	32,280
Simmons First National Corporation Class A		911	25,235
Sky Financial Group, Inc.		5,249	146,027
South Financial Group, Inc. (The)		3,249	89,477
SouthFirst Bancshares, Inc.		400	4,740
Southwest Bancorp, Inc.		1,320	26,400
State Bancorp, Inc.		988	16,539
Sterling Bancorp, NY		1,691	33,363
Sterling Bancshares, Inc.		2,585	39,912
Sterling Financial Corporation (Pennsylvania)		1,558	30,848
Sterling Financial Corporation (Washington)		2,023	50,535
Student Loan Corporation		157	32,849
Suffolk Bancorp		1,100	37,147
Susquehanna Bancshares, Inc.		2,132	50,486
SVB Financial Group	*	1,768	82,813
TCF Financial Corporation		6,764	183,575
TD Banknorth, Inc.		4,244	123,288
Texas Capital Bancshares, Inc.	*	1,070	23,979
Texas Regional Bancshares, Inc. Class A		2,101	59,458
Tompkins Trustco, Inc.		605	27,104
Trustco Bank Corporation		4,645	57,691
Trustmark Corporation		2,436	66,917
UCBH Holdings, Inc.		4,312	77,099
UMB Financial Corporation		996	63,654
Umpqua Holdings Corporation		2,021	57,659
Union Bankshares Corporation		360	15,516
UnionBanCal Corporation		2,738	188,155
United Bankshares, Inc.		2,205	77,704
United Community Banks, Inc.		1,490	39,723
United Tennessee Bankshares, Inc.		550	11,773
Unizan Financial Corporation		994	26,401
Valley National Bancorp		4,739	114,210
W Holding Company, Inc. (Puerto Rico)		6,219	51,182
WFS Financial, Inc.	*	392	29,851
Washington Federal, Inc.		3,952	90,856
Washington Trust Bancorp, Inc.		960	25,133
Webster Financial Corporation		2,443	114,577
Wesbanco, Inc.		900	27,369
West Coast Bancorp		1,290	34,120
Westamerica Bancorporation		1,379	73,184
Westcorp		1,153	76,801
Westfield Financial, Inc.		1,240	29,772
Whitney Holding Corporation		2,807	77,347
Willow Grove Bancorp, Inc.		1,179	17,838
Wilmington Trust Corporation		3,214	125,057
Wintrust Financial Corporation		1,298	71,260
World Acceptance Corporation	*	739	21,061
WSFS Financial Corporation		610	37,362

			11,920,601

See accompanying notes to financial statements.	267

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Beverages, Food & Tobacco—1.8%
American Italian Pasta Company Class A		722	$4,910
Boston Beer Co., Inc. Class A	*	580	14,500
Bridgford Foods Corporation	*	560	3,769
Bunge Ltd.	†	5,310	300,599
Central European Distribution Corporation	*†	1,065	42,749
Chiquita Brands International, Inc.		1,890	37,819
Coca-Cola Bottling Company Consolidated		437	18,791
Corn Products International, Inc.		3,796	90,686
Dean Foods Company	*	7,441	280,228
Del Monte Foods Company	*	9,555	99,659
Delta & Pine Land Company		2,268	52,187
Dreyer’s Grand Ice Cream Holdings, Inc.		1,310	108,573
Farmer Brothers Company		930	17,986
Flowers Foods, Inc.		2,760	76,066
Fresh Del Monte Produce, Inc. (Cayman Islands)		1,097	24,979
Gold Kist, Inc.	*	2,330	34,833
Green Mountain Coffee Roasters, Inc.	*	500	20,300
Griffin Land & Nurseries, Inc.	*	650	16,968
Hain Celestial Group, Inc.	*	1,426	30,174
Hansen Natural Corporation	*†	1,030	81,174
Hormel Foods Corporation		3,526	115,230
JM Smucker Company (The)		2,725	119,900
John B. Sanfilippo & SON	*	370	4,784
Kraft Foods, Inc. Class A	†	12,448	350,287
Lancaster Colony Corporation		1,070	39,643
Lance, Inc.		1,371	25,542
Loews Corp.—Carolina Group		3,590	157,924
M&F Worldwide Corporation	*	781	12,746
Margo Caribe, Inc. (Puerto Rico)	*	1,322	9,254
Nash Finch Company		570	14,524
Peet’s Coffee & Tea, Inc.	*†	637	19,333
PepsiAmericas, Inc.		3,032	70,524
Performance Food Group Company	*	1,907	54,102
Pilgrim’s Pride Corporation		1,626	53,918
Poore Brothers, Inc.	*	683	1,926
Provide Commerce, Inc.	*	380	12,582
Ralcorp Holdings, Inc.	*	1,658	66,171
Sanderson Farms, Inc.		864	26,378
Scheid Vineyards, Inc. Class A	*	1,626	11,707
Seaboard Corporation		23	34,753
Smart & Final, Inc.	*	1,115	14,361
Smithfield Foods, Inc.	*	4,213	128,918
Spartan Stores, Inc.	*	960	10,003
Tootsie Roll Industries, Inc.		1,617	46,780
Topps Company, Inc. (The)		2,256	16,762
TreeHouse Foods, Inc.	*†	1,394	26,096
United Natural Foods, Inc.	*	1,514	39,970
Universal Corporation		1,079	46,785
Vector Group Ltd.	†	2,169	39,411

			2,927,264

Broadcast Service—0.0%
CKX, Inc.	*	2,170	28,210

		Shares	Value

Building Materials—0.9%
Amcol International Corporation		1,827	$37,490
Andersons, Inc.		1,051	45,277
Carbo Ceramics, Inc.		853	48,212
Champion Enterprises, Inc.	*	4,019	54,739
Chemed Corporation		1,162	57,728
Chindex International, Inc.	*†	549	2,794
Comfort Systems USA, Inc.		2,180	20,056
Conceptus, Inc.	*	1,047	13,213
Digi International, Inc.	*	877	9,200
Eagle Materials, Inc.	†	1,012	123,828
ElkCorp		939	31,607
EP Medsystems, Inc.	*	5,240	15,248
Florida Rock Industries, Inc.		2,698	132,364
Ikon Office Solutions, Inc.		5,770	60,066
Ingram Micro, Inc. Class A	*	5,601	111,628
Insight Enterprises, Inc.	*	2,054	40,279
Integrated Electrical Services, Inc.	*†	1,846	1,015
Interline Brands, Inc.	*	1,400	31,850
Jewett-Cameron Trading Ltd. (Canada)	*	1,050	9,292
Lafarge North America, Inc.		1,327	73,012
Med-Design Corporation	*†	1,164	570
Microtek Medical Holdings, Inc.	*	4,250	14,790
Neoforma, Inc.	*	886	8,771
Nyer Medical Group, Inc.	*	2,533	7,599
Owens & Minor, Inc.		2,163	59,547
PSS World Medical, Inc.	*	3,574	53,038
Performance Technologies, Inc.	*	794	6,503
Precis, Inc.	*	3,538	5,449
Programmers Paradise, Inc.		1,787	21,390
Quanta Services, Inc.	*†	4,703	61,939
Rock of Ages Corporation		1,387	5,992
Tech Data Corporation	*	2,708	107,453
US Concrete, Inc.	*	2,050	19,434
USG Corporation	*†	1,675	108,875

			1,400,248

Chemicals—1.6%
A. Schulman, Inc.		1,444	31,075
Aceto Corporation		1,070	7,041
AEP Industries, Inc.	*	373	9,325
Airgas, Inc.		3,075	101,167
Albemarle Corporation		1,856	71,178
Applied Films Corporation	*	564	11,714
Arch Chemicals, Inc.		1,211	36,209
Atlantis Plastics, Inc. Class A		1,278	9,265
Balchem Corp.—Class B		480	14,309
Cabot Corporation		2,894	103,605
Cabot Microelectronics Corporation	*	1,450	42,528
Calgon Carbon Corporation		1,650	9,388
Celanese Corporation Class A		3,150	60,228
CF Industries Holdings, Inc.		2,050	31,262
Chemtura Corporation		11,585	147,129
Church & Dwight, Inc.		3,411	112,665
Compass Minerals International, Inc.		2,020	49,571
Cytec Industries, Inc.		2,025	96,451
Empire Financial Holding Company	*	1,550	5,642
FMC Corporation	*	1,618	86,029
Female Health Company (The)	*†	4,532	7,795
Georgia Gulf Corporation		1,719	52,292
HB Fuller Company		1,285	41,210
Huntsman Corporation	*	4,470	76,973
International Smart Sourcing, Inc.	*	2,460	787
Landec Corporation	*	987	7,679

268	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS— (Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

LSB Industries, Inc.	*	1,412	$8,684
Lubrizol Corporation		3,430	148,965
Lyondell Chemical Company	†	10,079	240,082
MacDermid, Inc.		1,457	40,650
Minerals Technologies, Inc.		1,108	61,926
Mosaic Company (The)	*†	5,850	85,585
Myers Industries, Inc.		1,717	25,034
Nalco Holding Company	*	4,180	74,028
NewMarket Corporation	*	690	16,877
NL Industries, Inc.		412	5,805
NuCo2, Inc.	*	761	21,217
Olin Corporation		3,437	67,640
OM Group, Inc.	*	1,477	27,709
Omnova Solutions, Inc.	*	3,769	18,091
Penford Corporation		786	9,589
Pharmos Corporation	*	1,375	2,764
PolyOne Corporation	*	4,683	30,112
Scotts Company (The) Class A		2,084	94,280
Sensient Technologies Corporation		2,028	36,301
Spartech Corporation		1,451	31,849
Stepan Company		1,197	32,187
SurModics, Inc.	*†	675	24,968
Trex Company, Inc.	*†	732	20,533
Tupperware Corporation		3,120	69,888
UAP Holding Corporation		2,160	44,107
Unifi, Inc.	*	2,629	7,992
USEC, Inc.		4,047	48,362
Valhi, Inc.		1,641	30,358
W.R. Grace & Company	*	2,500	23,500
Wellman, Inc.		1,509	10,231
West Pharmaceutical Services, Inc.		1,706	42,701
Westlake Chemical Corp.		800	23,048

			2,647,580

Coal—0.8%
Alliance Resource Partners, LP		1,280	47,616
Alpha Natural Resources, Inc.	*	1,540	29,583
Arch Coal, Inc.	†	2,908	231,186
Consol Energy, Inc.		4,371	284,902
Foundation Coal Holdings, Inc.		1,100	41,800
International Coal Group, Inc.	*	5,280	50,160
James River Coal Company	*	780	29,796
Natural Resource Partners, LP		700	35,175
Peabody Energy Corporation		6,294	518,751
Penn Virginia Resource Partners, LP		720	40,010
Westmoreland Coal Company	*	600	13,740

			1,322,719

Commercial Services—6.0%
Aaron Rents, Inc.		1,939	40,874
ABM Industries, Inc.		2,291	44,789
Accelrys, Inc.	*	3,326	26,708
Accenture Ltd. Class A (Bermuda)		27,300	788,151
ACCO Brands Corporation	*	1,598	39,151
Administaff, Inc.		1,143	48,063
Advisory Board Company (The)	*	950	45,286
Advo, Inc.		1,727	48,667
Affymetrix, Inc.	*	3,035	144,921
Akamai Technologies, Inc.	*	6,145	122,470
Ambassadors Group, Inc.		700	16,023
Ambassadors International, Inc.		524	8,122
Amerco, Inc.		806	58,072
AMN Healthcare Services, Inc.	*	1,507	29,808
Amylin Pharmaceuticals, Inc.	*†	5,006	199,840
Angelica Corporation		511	8,452
Antigenics, Inc.	*†	1,707	8,125

		Shares	Value

APAC Customer Services, Inc.	*	1,972	$3,609
Applera Corporation Celera Genomics Group	*	4,519	49,528
Ariad Pharmaceuticals, Inc.	*†	2,463	14,409
Artemis International Solutions Corporation	*	56	78
Asset Acceptance Capital Corporation	*	728	16,351
Axonyx, Inc.	*	2,772	2,301
BISYS Group, Inc. (The)	*	5,539	77,601
Bandag, Inc.		1,000	42,670
Barrett Business Services, Inc.	*	1,740	43,483
BearingPoint, Inc.	*	8,106	63,713
Bowne & Company, Inc.		1,575	23,373
Bright Horizons Family Solutions, Inc.	*	1,210	44,830
Brink’s Company (The)		2,780	133,190
Career Education Corporation	*†	4,928	166,172
Casella Waste Systems, Inc. Class A	*	980	12,534
CDI Corporation		711	19,481
Celgene Corporation	*	8,378	542,894
Central Parking Corporation		1,898	26,041
Cenveo, Inc.	*	2,792	36,743
Ciphergen Biosystems, Inc.	*	1,500	1,770
Coinstar, Inc.	*†	1,075	24,542
Consolidated Graphics, Inc.	*	777	36,783
Corinthian Colleges, Inc.	*	4,426	52,138
Cornell Companies, Inc.	*	750	10,365
Corporate Executive Board Company		1,998	179,221
Courier Corporation		816	28,021
CRA International, Inc.	*	486	23,177
CuraGen Corporation	*	1,768	5,445
CV Therapeutics, Inc.	*†	2,624	64,892
Cytyc Corporation	*	5,941	167,714
DataTRAK International, Inc.	*†	1,359	13,576
DeVry, Inc.	*	2,980	59,600
DiamondCluster International, Inc. Class A	*	1,432	11,370
Digitas, Inc.	*	3,972	49,729
Diversa Corporation	*	1,790	8,592
Dollar Thrifty Automotive Group, Inc.	*	1,058	38,162
Dun & Bradstreet Company	*	3,402	227,798
Duratek, Inc.	*	1,215	18,140
EGL, Inc.	*	1,862	69,955
Edgewater Technology, Inc.	*	1,533	9,045
Education Management Corporation	*	3,587	120,200
eFunds Corporation	*	2,250	52,740
Ennis Business Forms, Inc.		1,096	19,914
EntreMed, Inc.	*	1,390	2,697
EPIQ Systems, Inc.	*†	725	13,441
eResearch Technology, Inc.	*†	2,056	31,046
Escala Group, Inc.	*†	952	19,307
Exact Sciences Corporation	*	1,250	2,762
Exelixis, Inc.	*	4,495	42,343
Exponent, Inc.	*	380	10,784
First Aviation Services, Inc.	*	1,818	7,999
First Consulting Group, Inc.	*	3,067	18,003
Forrester Research, Inc.	*	963	18,056
FTI Consulting, Inc.	*†	1,735	47,608
G&K Services, Inc. Class A		1,008	39,564
Gene Logic, Inc.	*	950	3,182
Gen-Probe, Inc.	*	2,640	128,806
Gevity HR, Inc.		1,764	45,370
Greenfield Online, Inc.	*	720	4,219

See accompanying notes to financial statements.	269

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Harris Interactive, Inc.	*	2,730	$11,766
Healthcare Services Group, Inc.		1,141	23,630
Heidrick & Struggles International, Inc.	*	866	27,755
Hewitt Associates, Inc. Class A	*†	2,628	73,610
Hudson Highland Group, Inc.	*	960	16,666
Icos Corporation	*	2,749	75,955
I-many, Inc.	*	952	1,333
Incyte Corporation	*	4,623	24,687
Inergy, LP		1,130	29,301
Internet Capital Group, Inc.	*	1,769	14,541
Ipass, Inc.	*	2,180	14,301
iPayment, Inc.	*	692	28,732
IPIX Corporation	*†	1,344	2,231
Iron Mountain, Inc.	*†	5,110	215,744
Isis Pharmaceuticals, Inc.	*†	2,216	11,612
ITT Educational Services, Inc.	*	2,183	129,037
Jackson Hewitt Tax Service, Inc.		1,730	47,938
Jacobs Engineering Group, Inc.	*	2,709	183,860
John H. Harland Company		1,282	48,203
Kelly Services, Inc. Class A		1,173	30,756
Kforce.com, Inc.	*	1,688	18,838
Korn Ferry International	*	1,625	30,371
Kosan Biosciences, Inc.	*	2,000	8,880
Labor Ready, Inc.	*	2,355	49,031
Landauer, Inc.		599	27,608
Laureate Education, Inc.	*	2,276	119,513
Learning Tree International, Inc.	*	766	9,828
LECG Corporation	*	884	15,364
Lexicon Genetics, Inc.	*	2,344	8,556
LifeCell Corporation	*	1,850	35,279
Lionbridge Technologies, Inc.	*	2,495	17,515
LoJack Corporation	*	740	17,856
Luminex Corporation	*	2,690	31,258
Macquarie Infrastructure Company Trust		1,000	30,800
Magellan Health Services, Inc.	*	1,540	48,433
Management Network Group, Inc.	*	1,600	3,824
Manpower, Inc.		4,504	209,436
Maxim Pharmaceuticals, Inc.	*	2,363	2,599
Maximus, Inc.		1,052	38,598
Maxygen, Inc.	*	1,231	9,245
Medical Staffing Network Holdings, Inc.	*	1,686	9,054
Midas, Inc.	*	1,278	23,464
Millennium Cell, Inc.	*	1,700	2,227
Mobile Mini, Inc.	*	630	29,862
MoneyGram International, Inc.		4,131	107,736
Monogram Biosciences, Inc.	*	9,010	16,849
Monro Muffler, Inc.		490	14,857
MPS Group, Inc.	*	5,227	71,453
MPW Industrial Services Group, Inc.	*	548	1,052
MSGI Security Solutions, Inc.	*	938	4,202
MTC Technologies, Inc.	*	620	16,976
Myriad Genetics, Inc.	*†	1,901	39,541
NCO Group, Inc.	*	1,315	22,250
National Research Corporation		1,250	21,625
Navigant Consulting, Inc.	*	2,314	50,862
NDCHealth Corporation	*	1,464	28,153
NeoPharm, Inc.	*†	965	10,412
NetRatings, Inc.	*	1,164	14,352
Neurogen Corporation	*	1,873	12,343
Omnicell, Inc.	*	1,584	18,929
On Assignment, Inc.	*	1,243	13,561

		Shares	Value

Online Resources Corporation	*	2,780	$30,719
Opsware, Inc.	*	5,790	39,314
Oscient Pharmaceuticals Corporation	*	3,710	8,422
Overland Storage, Inc.	*	1,282	10,282
PDI, Inc.	*	703	9,490
Pegasystems, Inc.	*	2,142	15,658
Perma-Fix Environmental Services	*	5,502	9,188
Per-Se Technologies, Inc.	*	1,329	31,045
Pfsweb, Inc.	*	5,683	6,820
Pharmaceutical Product Development, Inc.		2,649	164,106
PHH Corporation	*	2,400	67,248
Portfolio Recovery Associates, Inc.	*†	884	41,053
Possis Medical, Inc.	*	1,278	12,716
PRA International	*	1,380	38,847
Pre-Paid Legal Services, Inc.	†	780	29,804
Presstek, Inc.	*†	2,015	18,216
PRG-Schultz International, Inc.	*	1,911	1,166
Princeton Review, Inc.	*	2,409	12,406
Ramtron International Corporation	*	1,920	3,840
RCM Technologies, Inc.	*	1,593	8,124
Regeneration Technologies, Inc.	*	807	5,770
Regis Corporation		2,208	85,163
Rent-A-Center, Inc.	*	3,377	63,690
Rent-Way, Inc.	*	2,850	18,211
Republic Services, Inc.		6,349	238,405
Res-Care, Inc.	*	1,222	21,226
Resources Connection, Inc.	*	2,062	53,736
Rewards Network, Inc.	*	1,128	7,219
Rollins, Inc.		1,702	33,546
Savient Pharmaceuticals, Inc.	*	4,700	17,578
Sequenom, Inc.	*	1,844	1,254
Service Corporation International		14,775	120,859
ServiceMaster Company (The)		13,427	160,453
SFBC International, Inc.	*†	1,036	16,586
Sitel Corporation	*	2,384	7,438
Sotheby’s Holdings, Inc. Class A	*	2,753	50,545
Sourcecorp, Inc.	*	748	17,937
Spherion Corporation	*	2,689	26,917
Standard Register Company (The)		1,650	26,086
StarTek, Inc.		495	8,910
Stericycle, Inc.	*	2,219	130,655
Strayer Education, Inc.		681	63,810
SupportSoft, Inc.	*	1,562	6,592
Symyx Technologies, Inc.	*	1,375	37,524
Synagro Technologies, Inc.		3,224	13,638
Tejon Ranch Company	*	763	30,459
TeleTech Holdings, Inc.	*	2,739	33,005
Telik, Inc.	*†	2,469	41,948
Tetra Tech, Inc.	*	3,204	50,207
TRC Companies, Inc.	*	998	10,928
Trimeris, Inc.	*	1,214	13,949
TRM Corporation	*†	780	5,811
United Rentals, Inc.	*†	3,294	77,047
Universal Compression Holdings, Inc.	*	1,093	44,944
Universal Technical Institute, Inc.	*	959	29,671
URS Corporation	*	1,992	74,919
Valassis Communications, Inc.	*	2,737	79,565
Varsity Group, Inc.	*	2,748	11,679
Vertrue, Inc.	*†	749	26,462
Viad Corporation		1,307	38,334
Volt Information Sciences, Inc.	*	834	15,863
Washington Group International, Inc.		740	39,198
Waste Connections, Inc.	*	2,090	72,021

270	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Waste Industries USA, Inc.		1,297	$16,705
Watson Wyatt & Company Holdings		1,600	44,640
Weight Watchers International, Inc.	*†	2,057	101,678
Westaff, Inc.	*	942	4,663
Wind River Systems, Inc.	*	4,106	60,646
World Fuel Services Corporation		1,382	46,601
Wright Express Corporation	*	1,900	41,800
Xanser Corporation	*	1,100	3,234

			9,807,038

Communications—2.4%
Ace*Comm Corporation	*	3,033	9,524
Airnet Communications Corporation	*	132	131
AltiGen Communications, Inc.	*	4,110	6,288
American Tower Corporation Class A	*†	19,784	536,146
Anadigics, Inc.	*	957	5,742
Andrea Electronics Corporation	*	1,298	47
Anixter International, Inc.		1,344	52,577
Applied Innovation, Inc.	*	500	1,655
Applied Signal Technology, Inc.		858	19,477
Arris Group, Inc.	*	4,527	42,871
Avici Systems, Inc.	*	711	2,780
Avistar Communications Corporation	*	774	1,192
Blonder Tongue Laboratories	*	2,285	4,456
Broadwing Corporation	*	4,278	25,882
CalAmp Corporation	*	1,650	17,308
Carrier Access Corporation	*	1,178	5,819
C-COR.net Corporation	*	4,848	23,561
Centillium Communications, Inc.	*	1,589	5,561
Checkpoint Systems, Inc.	*	1,442	35,545
Comtech Telecommunications	*	1,350	41,229
Crown Castle International Corporation	*	11,243	302,549
CT Communications, Inc.		1,105	13,415
Cubic Corporation		1,262	25,190
Digital Lightwave, Inc.	*	2,931	616
Ditech Communications Corporation	*	1,360	11,356
EndWave Corporation	*†	912	10,743
Foundry Networks, Inc.	*	5,421	74,864
Glenayre Technologies, Inc.	*	2,143	6,965
Harmonic, Inc.	*	2,820	13,677
Harris Corporation		6,650	286,016
Hungarian Telephone &Cable Corporation	*	712	11,072
ID Systems, Inc.	*	1,146	27,332
InterDigital Communications Corporation	*	2,563	46,954
International Electronics, Inc.	*	1,150	2,265
Inter-Tel, Inc.		1,334	26,106
InterVoice, Inc.	*	1,395	11,104
Intraware, Inc.	*	783	5,285
Lifeline Systems, Inc.	*	714	26,104
Marvell Technology Group Ltd. (Bermuda)	*	10,795	605,492
McData Corporation Class A	*	8,674	32,961
MDI, Inc.	*	271	252
Metro One Telecommunications	*	1,248	449
Mindspeed Technologies, Inc.	*	4,010	9,423
NMS Communications Corporation	*	3,530	12,320
On2 Technologies, Inc.	*	4,620	4,897

		Shares	Value

Openwave Systems, Inc.	*†	3,381	$59,066
PanAmSat Holding Corporation		2,300	56,350
Peco II, Inc.	*	657	1,176
Plantronics, Inc.		2,366	66,958
Polycom, Inc.	*	4,658	71,267
Powerwave Technologies, Inc.	*†	4,384	55,107
Premiere Global Services, Inc.	*	3,644	29,626
Radyne Corporation	*	1,100	16,027
SBA Communications Corporation	*	4,170	74,643
SeaChange International, Inc.	*	2,959	23,376
Sirius Satellite Radio, Inc.	*†	59,239	396,901
Socket Communications, Inc.	*	1,300	1,469
Sonus Networks, Inc.	*	12,770	47,504
Spectralink Corporation		1,133	13,449
Standard Microsystems Corporation	*	1,446	41,486
Stratex Networks, Inc.	*	2,680	9,594
Symmetricom, Inc.	*	2,040	17,279
Tekelec	*	3,640	50,596
Terayon Corporation	*	2,831	6,540
Tollgrade Communications, Inc.	*	601	6,569
Tut Systems, Inc.	*	1,414	4,228
Ulticom, Inc.	*	1,583	15,529
Universal Security Instruments, Inc.	*	200	3,398
Utstarcom, Inc.	*†	4,666	37,608
Viasat, Inc.	*	1,190	31,809
Westell Technologies, Inc. Class A	*	3,671	16,519
XM Satellite Radio Holdings, Inc. Class A	*†	10,501	286,467
Zhone Technologies, Inc.	*	3,916	8,302
Zix Corporation	*†	1,016	1,941
Zoom Telephonics, Inc.	*	2,712	3,797

			3,859,779

Computer Software & Processing—8.3%
3D Systems Corporation	*	1,159	20,862
ActivCard Corporation	*	1,830	6,387
Activision, Inc.		13,551	186,191
Actuate Corporation	*	2,084	6,544
Acxiom Corporation		4,032	92,736
Advent Software, Inc.	*	1,451	41,948
Agile Software Corporation	*	2,087	12,480
Alliance Data Systems Corporation	*†	3,256	115,914
Altiris, Inc.	*	975	16,468
American Access Technologies, Inc.	*	1,400	2,506
American Software, Inc. Class A		1,950	12,749
AMICAS, Inc.	*	1,846	9,156
answerthink, Inc.	*	2,851	12,117
Ansys, Inc.	*	1,688	72,061
Anteon International Corporation	*	1,600	86,960
Applied Digital Solutions, Inc.	*	4,675	13,417
Applix, Inc.	*	4,341	31,689
Arbitron, Inc.		1,628	61,831
Ariba, Inc.	*	2,747	20,190
Art Technology Group, Inc.	*	8,335	16,337
Aspen Technology, Inc.	*	1,530	12,010
At Road, Inc.	*	1,948	10,188
Atari, Inc.	*	4,024	4,346
Audible, Inc.	*†	1,213	15,575
Autobytel, Inc.	*	4,755	23,490
Avocent Corporation	*	2,307	62,727
BEA Systems, Inc.	*	18,151	170,619
Bankrate, Inc.	*†	1,084	32,000

See accompanying notes to financial statements.	271

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

BindView Development Corporation	*	2,010	$8,000
Blue Coat Systems, Inc.	*	536	24,506
Borland Software Corporation	*	2,936	19,172
Brady Corporation Class A		2,304	83,359
Bsquare Corp.	*	225	729
CMGI, Inc.	*	15,258	23,192
CNET Networks, Inc.	*	7,001	102,845
CSG Systems International, Inc.	*	2,154	48,077
CACI International, Inc. Class A	*	1,439	82,570
Cadence Design Systems, Inc.	*†	13,706	231,906
Callidus Software, Inc.	*	173	727
Captaris, Inc.	*	1,164	4,295
Carreker Corporation	*	1,681	8,388
CCC Information Services Group, Inc.	*	884	23,178
Cellular Technical Services Company, Inc.	*	500	1,050
Ceridian Corporation	*	7,517	186,797
Cerner Corporation	*†	1,523	138,456
Checkfree Corporation	*	3,357	154,086
Choicepoint, Inc.	*	4,263	189,746
Chordiant Software, Inc.	*	4,649	12,180
Ciber, Inc.	*	2,445	16,137
Click Commerce, Inc.	*†	670	14,083
Clinical Data, Inc.		1,332	23,310
Cogent Communications Group, Inc.	*	3,215	17,650
Cogent, Inc.	*†	1,940	43,999
Cognex Corporation		2,024	60,902
Cognizant Technology Solutions Corporation	*	6,508	327,678
Computer Horizons Corporation	*	1,347	5,859
Concur Technologies, Inc.	*	2,083	26,850
Corillian Corporation	*	1,472	4,004
CoStar Group, Inc.	*†	770	33,241
Covansys Corporation	*	1,478	20,116
Cybersource Corporation	*	1,281	8,455
DST Systems, Inc.	*†	3,335	199,800
Deluxe Corporation		2,710	81,679
Dendrite International, Inc.	*	1,587	22,869
Digital Insight Corporation	*	1,463	46,845
Digital River, Inc.	*†	1,517	45,116
DocuCorp International, Inc.	*	1,429	9,103
Earthlink, Inc.	*	5,814	64,594
EasyLink Services Corporation Class A	*	233	207
ebix.com, Inc.	*	1,755	34,688
Echelon Corporation	*	1,770	13,859
Eclipsys Corporation	*	1,847	34,964
eCollege.com, Inc.	*	635	11,449
Egain Communications Corporation	*	2,914	2,098
Electro Rent Corporation	*	951	14,179
Electronics for Imaging	*	2,169	57,717
Embarcadero Technologies, Inc.	*	1,253	9,122
eMerge Interactive, Inc. Class A	*	3,368	1,482
Enterasys Networks, Inc.	*	971	12,895
Entrust Technologies, Inc.	*	2,200	10,648
Epicor Software Corporation	*	1,693	23,922
eSpeed, Inc. Class A	*	1,470	11,334
Evolving Systems, Inc.	*	1,054	2,224
F5 Networks, Inc.	*	2,022	115,638
Factset Research Systems, Inc.	†	1,741	71,660
Fair Isaac Corporation	†	3,259	143,950
FalconStor Software, Inc.	*†	1,374	10,154
Filenet Corporation	*	1,659	42,885

		Shares	Value

Gartner Group, Inc. Class A	*	3,019	$38,945
Gerber Scientific, Inc.	*	1,608	15,389
Google, Inc. Class A	*	9,585	3,976,433
GraphOn Corporation	*	1,300	247
GTECH Holdings Corporation		5,834	185,171
Hickok, Inc. Class A	*	1,150	5,577
High Speed Access Corporation	*‡ d	4,200	—
Homestore, Inc.	*	7,363	37,551
Hypercom Corporation	*	1,992	12,729
HyperFeed Technologies, Inc.	*	1,614	2,179
Hyperion Solutions Corporation	*	3,084	110,469
IDX Systems Corporation	*	1,282	56,305
iGate Capital Corporation	*	2,997	14,565
Imergent, Inc.	*†	560	3,696
Infocrossing, Inc.	*†	880	7,577
Informatica Corporation	*	4,842	58,104
Inforte Corporation		1,897	7,493
Infospace, Inc.	*	1,323	34,160
InfoUSA, Inc.		2,708	29,598
Integral Systems, Inc.		631	11,901
Intellisync Corporation	*	3,926	20,258
Interactive Data Corporation		2,351	53,391
Interactive Intelligence, Inc.	*	950	4,845
Intergraph Corporation	*	1,734	86,371
Internap Network Services Corporation	*	11,691	5,027
Internet Security Systems, Inc.	*	2,039	42,717
Intervideo, Inc.	*	991	10,455
Interwoven, Inc.	*	1,909	16,169
Intrado, Inc.	*	989	22,767
Intrusion, Inc.	*†	266	558
iVillage, Inc.	*	3,507	28,126
JDA Software Group, Inc.	*	1,257	21,382
Jack Henry & Associates, Inc.		3,591	68,516
Jamdat Mobile, Inc.	*†	810	21,530
Juniper Networks, Inc.	*	26,822	598,131
Kanbay International, Inc.	*	1,170	18,591
Keane, Inc.	*	2,632	28,978
Keynote Systems, Inc.	*	1,400	17,990
Knot, Inc. (The)	*	2,305	26,369
Kronos, Inc.	*†	1,633	68,357
Lawson Software, Inc.	*†	2,050	15,067
LivePerson, Inc.	*	3,334	18,704
Looksmart	*	500	1,880
Loudeye Corporation	*	5,040	1,966
LQ Corp., Inc.	*	161	282
Magma Design Automation, Inc.	*	1,429	12,018
Manhattan Associates, Inc.	*	1,346	27,566
Mantech International Corporation Class A	*	568	15,824
Manugistics Group, Inc.	*	2,824	4,942
Mapinfo Corporation	*	812	10,239
Matrix One, Inc.	*	2,680	13,373
McAfee, Inc.	*	7,924	214,978
Mediware Information Systems	*	1,089	13,112
Mentor Graphics Corporation	*	2,745	28,383
MetaSolv, Inc.	*	1,380	4,002
Micromuse, Inc.	*	2,805	27,741
MicroStrategy, Inc. Class A	*†	733	60,648
Mitek Systems, Inc.	*	3,473	5,453
MIVA, Inc.	*	991	4,905
Mobius Management Systems, Inc.	*	878	5,900
MRO Software, Inc.	*	848	11,906
Napster, Inc.	*	1,146	4,034
National Instruments Corporation		2,955	94,708
Navisite, Inc.	*	3,725	4,671
NAVTEQ Corporation	*	4,140	181,622

272	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Neoware Systems, Inc.	*†	900	$20,970
NetFlix, Inc.	*†	2,279	61,670
NetGuru, Inc.	*	800	888
NETIQ Corporation	*	2,494	30,651
Netscout Systems, Inc.	*	1,250	6,812
Netsmart Technologies, Inc.	*	506	6,381
NIC, Inc.	*	2,450	15,092
NVE Corporation	*†	848	12,381
Onyx Software Corporation	*	469	2,017
Open Solutions, Inc.	*	883	20,238
Packeteer, Inc.	*	1,900	14,763
PDF Solutions, Inc.	*	974	15,827
Perot Systems Corporation Class A	*	4,359	61,636
Phoenix Technologies Ltd.	*	3,188	19,957
Pixar, Inc.	*	2,672	140,868
Plato Learning, Inc.	*	1,826	14,498
Progress Software Corporation	*	1,803	51,169
QAD, Inc.		1,363	10,413
Quality Systems, Inc.		384	29,476
Quest Software, Inc.	*	3,848	56,142
RSA Security, Inc.	*†	3,151	35,386
Radiant Systems, Inc.	*	1,019	12,391
Radisys Corporation	*	961	16,664
RealNetworks, Inc.	*	5,844	45,349
Red Hat, Inc.	*†	8,432	229,688
Renaissance Learning, Inc.	†	1,354	25,604
Reynolds & Reynolds Company (The) Class A		3,001	84,238
S1 Corporation	*	2,637	11,471
Saba Software, Inc.	*†	1,576	6,430
SafeNet, Inc.	*	1,099	35,410
SAFLINK Corporation	*	4,996	3,947
Salesforce.com, Inc.	*	3,730	119,546
Sapient Corporation	*†	4,601	26,180
Scientific Learning Corporation	*	3,146	17,775
SCO Group, Inc. (The)	*†	998	3,942
Secure Computing Corporation	*	1,554	19,052
Serena Software, Inc.	*	1,616	37,879
SmartServ Online, Inc.	*	566	141
Sonic Foundry, Inc.	*	1,200	1,272
SonicWall, Inc.	*	2,442	19,341
Source Interlink Companies, Inc.	*	1,650	18,348
SPSS, Inc.	*	691	21,373
SRA International, Inc. Class A	*	1,666	50,880
Stellent, Inc.	*	1,714	17,020
Stratasys, Inc.	*	391	9,779
Sybase, Inc.	*	4,546	99,376
Sykes Enterprises, Inc.	*	1,424	19,039
SYNNEX Corporation	*	104	1,571
Synopsys, Inc.	*	7,202	144,472
Synplicity, Inc.	*	1,050	8,715
Syntel, Inc.		1,554	32,370
Take-Two Interactive Software, Inc.	*†	3,244	57,419
Talx Corporation		1,114	50,921
Technology Solutions Co.	*	108	821
TenFold Corporation	*	4,098	861
THQ, Inc.	*†	2,929	69,857
3Com Corporation	*	18,162	65,383
TIBCO Software, Inc.	*	10,477	78,263
Tier Technologies, Inc. Class B	*	942	6,914
Total System Services, Inc.		2,202	43,578
Tradestation Group, Inc.	*	1,691	20,935
Transaction Systems Architects, Inc. Class A	*	1,859	53,521

		Shares	Value

Trizetto Group, Inc.	*	2,710	$46,043
Tumbleweed Communications Corporation	*	2,952	9,092
Ultimate Software Group, Inc.	*	1,243	23,704
United Online, Inc.		2,509	35,678
Vasco Data Security International, Inc.	*†	1,245	12,276
Verilink Corporation	*†	4,538	3,903
Verint Systems, Inc.	*	652	22,474
VeriSign, Inc.	*	12,626	276,762
Versant Corporation	*	330	1,805
VerticalNet, Inc.	*	1,850	1,073
Viewpoint Corporation	*	1,141	1,255
Vignette Corporation	*	1,259	20,534
Vitria Technology, Inc.	*	1,150	3,059
WatchGuard Technologies, Inc.	*	1,100	4,070
Wave Systems Corporation Class A	*	3,014	2,050
WebEx Communications, Inc.	*†	1,743	37,701
WebMD Health Corp.—Class A	*†	510	14,815
Webmethods, Inc.	*	2,154	16,607
Websense, Inc.	*†	1,319	86,579
Witness Systems, Inc.	*	1,610	31,669
XETA Technologies, Inc.	*	1,947	4,478

			13,633,261

Computers & Information—1.6%
Advanced Digital Information Corporation	*	2,415	23,643
Authentidate Holding Corporation	*	1,023	1,974
Black Box Corporation		866	41,031
Brocade Communications Systems, Inc.	*	11,948	48,628
CDW Corporation		3,233	186,124
Ciprico, Inc.	*	1,658	9,451
Cirrus Logic, Inc.	*	5,397	36,052
Concurrent Computer Corporation	*	1,902	3,595
Cray, Inc.	*	2,858	3,801
Crossroads Systems, Inc.	*	1,300	1,131
Dataram Corporation		1,175	6,180
Datawatch Corporation	*	3,500	14,210
Diebold, Inc.	†	3,530	134,140
Dot Hill Systems Corporation	*	1,396	9,674
Emulex Corporation	*	4,279	84,681
Ener1, Inc.	*	1,300	507
Exabyte Corp.	*	156	140
Extreme Networks, Inc.	*	4,492	21,337
Fargo Electronics	*	870	16,747
Focus Enhancements, Inc.	*	5,319	3,298
Global Imaging Systems, Inc.	*†	946	32,760
Global Payment Technologies, Inc.	*	1,270	3,365
InFocus Corporation	*	1,636	6,560
Interland, Inc.	*	706	3,128
Interlink Electronics, Inc.	*	1,925	6,911
Iomega Corporation	*	1,865	4,644
Iteris, Inc.	*	4,264	10,234
Komag, Inc.	*†	1,680	58,229
MTI Technology Corporation	*	3,844	4,690
Maxtor Corporation	*	12,796	88,804
Micros Systems, Inc.	*	1,716	82,917
MTM Technologies, Inc.	*	500	2,290
Netgear, Inc.	*†	2,027	39,020
Network Engines, Inc.	*	1,330	1,716
Nuance Communications, Inc.	*†	4,543	34,663
Palm, Inc.	*†	1,907	60,643

See accompanying notes to financial statements.	273

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Paxar Corporation	*	1,972	$38,710
Planar Systems, Inc.	*	1,786	14,949
ProQuest Company	*	863	24,086
Quantum Corporation	*	10,382	31,665
Safeguard Scientifics, Inc.	*	4,074	7,863
Sandisk Corporation	*	8,927	560,794
ScanSource, Inc.	*	563	30,785
Scientific Games Corporation Class A	*	3,038	82,877
SCM Microsystems, Inc.	*	1,494	5,109
Seagate Technology (Cayman Islands)	†	18,818	376,172
Sigma Designs, Inc.	*	1,590	24,454
SimpleTech, Inc.	*	3,666	13,821
TransAct Technologies, Inc.	*	889	7,023
VA Software Corporation	*	2,019	3,594
VeriFone Holdings, Inc.	*	1,750	44,275
Vialstream Holdings, Inc.	*	1,000	1,850
Western Digital Corporation	*	10,595	197,173
Zebra Technologies Corporation Class A	*	3,279	140,505

			2,692,623

Containers & Packaging—0.1%
Crown Holdings, Inc.	*	7,975	155,752
Silgan Holdings, Inc.		1,454	52,518

			208,270

Cosmetics & Personal Care—0.2%
1-800 Contacts, Inc.	*	502	5,878
Chattem, Inc.	*	873	31,768
Elizabeth Arden, Inc.	*†	1,677	33,641
Estee Lauder Companies, Inc. (The) Class A	†	6,878	230,275
Quaker Chemical Corporation		443	8,519
Water Pik Tecnologies, Inc.	*	1,270	27,267

			337,348

Distribution/Wholesale—0.0%
Navarre Corporation	*†	850	4,700

Diversified—0.0%
Hexcel Corporation	*	3,000	54,150

E-Commerce—0.0%
Nutri/System, Inc.	*†	1,250	45,025

E-Commerce Services—0.1%
Emdeon Corp.	*	14,620	123,685

Electric Measuring Instruments—0.0%
Badger Meter, Inc.		440	17,266

Electric Utilities—2.0%
Allete, Inc.		1,430	62,920
Alliant Energy Corporation		5,771	161,819
Aquila, Inc.	*	11,345	40,842
Avista Corporation		2,579	45,674
Black Hills Corporation		1,621	56,103
Central Vermont Public Service Corporation		541	9,743
CH Energy Group, Inc.		694	31,855

		Shares	Value

Cleco Corporation		2,830	$59,005
DPL, Inc.		5,637	146,618
Duquesne Light Holdings, Inc.	†	3,569	58,246
EL Paso Electric Company	*	2,458	51,716
Empire District Electric Company (The)		1,198	24,355
Energy East Corporation		6,769	154,333
Great Plains Energy, Inc.		3,878	108,429
Green Mountain Power Corporation		1,312	37,746
Hawaiian Electric Industries, Inc.		3,786	98,057
Idacorp, Inc.		1,965	57,574
KFX, Inc.	*†	3,390	58,003
MGE Energy, Inc.		860	29,163
Northeast Utilities		5,881	115,797
NorthWestern Corporation		1,200	37,284
NRG Energy, Inc.	*	4,100	193,192
NSTAR		5,336	153,143
OGE Energy Corporation		4,245	113,724
Otter Tail Corporation		1,096	31,762
Pepco Holdings, Inc.		9,387	209,987
Plug Power, Inc.	*†	2,705	13,877
PNM Resources, Inc.		3,109	76,139
Puget Energy, Inc.		4,349	88,807
Reliant Energy, Inc.	*	15,230	157,174
SCANA Corporation		4,692	184,771
Sierra Pacific Resources	*	5,215	68,004
UIL Holdings Corporation		598	27,502
Unisource Energy Corporation		2,031	63,367
Unitil Corporation		1,000	25,100
Westar Energy, Inc.		3,923	84,344
Wisconsin Energy Corporation		5,655	220,884
WPS Resources Corporation		1,732	95,797

			3,252,856

Electrical Equipment—0.9%
Active Power, Inc.	*	3,953	15,219
Acuity Brands, Inc.		2,413	76,733
Advanced Lighting Technologies, Inc.	*‡d	973	—
Aeroflex, Inc.	*	4,701	50,536
Ametek, Inc.		3,213	136,681
Arotech Corporation	*	4,840	1,791
Artesyn Technologies, Inc.	*	1,534	15,800
AZZ, Inc.	*	1,032	18,617
Baldor Electric Company		1,338	34,320
C&D Technologies, Inc.		1,159	8,832
Capstone Turbine Corporation	*	7,050	21,079
Cataytica Energy Systems, Inc.	*	853	896
Cherokee International Corporation	*	29	134
Distributed Energy Systems Corporation	*	3,757	28,403
Electro Scientific Industries, Inc.	*	1,422	34,341
Energizer Holdings, Inc.	*	3,402	169,386
Energy Conversion Devices, Inc.	*†	1,452	59,169
Evans & Sutherland Computer Corporation	*	1,883	9,227
Franklin Electric Company, Inc.		902	35,665
FuelCell Energy, Inc.	*†	1,939	16,423
Genlyte Group, Inc.	*	1,102	59,034
GrafTech International Ltd.	*	4,368	27,169
Greatbatch, Inc.	*	942	24,501
JMAR Technologies, Inc.	*	2,904	3,485
Lamson & Sessions Company (The)	*	970	24,269
Lincoln Electric Holdings, Inc.		1,907	75,632
Littelfuse, Inc.	*	909	24,770

274	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

LSI Industries, Inc.		1,084	$16,975
Medis Technologies Ltd.	*†	705	10,371
Metrologic Instruments, Inc.	*	722	13,906
Moog, Inc. Class A	*	1,977	56,107
Powell Industries, Inc.	*	1,046	18,786
Quantum Fuel Systems Technologies Worldwide, Inc.	*	2,810	7,531
Regal-Beloit Corporation		1,273	45,064
SBS Technologies, Inc.	*	965	9,718
Servotronics, Inc.	*	705	3,328
Spectrum Brands, Inc.	*	1,891	38,406
Superconductor Technologies	*	2,084	896
Tech/Ops Sevcon, Inc.		720	3,924
Teleflex, Inc.		1,672	108,647
Thomas & Betts Corporation	*	3,090	129,656
Trans-Lux Corporation		867	4,925
Ultralife Batteries, Inc.	*	877	10,524
Universal Display Corporation	*†	1,350	14,188
Universal Electronics, Inc.	*	639	11,010
Valence Technology, Inc.	*†	4,773	7,350
Vicor Corporation		1,381	21,834
Woodhead Industries, Inc.		903	12,525

			1,517,783

Electronic Compo Semiconductors—0.0%
Syntax-Brillian Corp.	*†	181	887

Electronic Measuring Unit—0.0%
Keithley Instruments, Inc.		600	8,388
LeCroy Corp.	*	600	9,174

			17,562

Electronics—3.5%
8X8, Inc.	*†	3,049	5,671
AVX Corporation	†	2,510	36,345
Actel Corporation	*	1,140	14,512
Adaptec, Inc.		7,841	45,635
Advanced Energy Industries, Inc.	*	1,429	16,905
Agere Systems, Inc.	*	8,509	109,766
Agilysys, Inc.		1,336	24,342
Aixtron AG, Sponsored ADR (Germany)	*	625	1,994
Alliance Fiber Optic Products, Inc.	*	4,818	5,493
Alliance Semiconductor Corporation	*	1,336	3,474
American Superconductor Corporation	*	2,707	21,304
AMIS Holdings, Inc.	*	1,550	16,507
Amkor Technology, Inc.	*	7,212	40,387
Amphenol Corporation Class A		4,578	202,622
Anaren, Inc.	*	813	12,707
Arrow Electronics, Inc.	*	5,655	181,130
Atheros Communications, Inc.	*	1,321	17,173
Atmel Corporation	*	18,734	57,888
ATMI, Inc.	*†	1,559	43,605
Ault, Inc.	*	1,200	3,432
Avanex Corporation	*	5,031	6,892
Avnet, Inc.	*	5,709	136,673
AXT, Inc.	*	946	2,024
Barnes Group, Inc.		840	27,720
Bel Fuse, Inc. Class A		546	13,650
Belden CDT, Inc.	†	1,896	46,319
Benchmark Electronics, Inc.	*	2,131	71,666
Benthos, Inc.	*	790	13,659

		Shares	Value

California Micro Devices Corporation	*	2,476	$16,119
Caliper Life Sciences, Inc.	*	3,187	18,740
Carlisle Companies, Inc.		1,457	100,752
Catalyst Semiconductor, Inc.	*	2,416	11,718
Catapult Communications Corporation	*	750	11,092
Ceradyne, Inc.	*†	1,374	60,181
Ceva, Inc.	*	692	4,332
Conexant Systems, Inc.	*	20,241	45,745
Cree, Inc.	*†	3,497	88,264
CTS Corporation		1,580	17,475
Cymer, Inc.	*	1,929	68,499
Cypress Semiconductor Corporation	*†	6,247	89,020
DRS Technologies, Inc.		1,404	72,194
Dolby Laboratories, Inc. Class A	*	1,500	25,575
DSP Group, Inc.	*	1,194	29,922
EDO Corporation		1,198	32,418
Emcor Group, Inc.	*	657	44,367
Emcore Corporation	*	1,219	9,045
EMS Technologies, Inc.	*	960	16,992
ESCO Technologies, Inc.	*	1,224	54,456
ESS Technology	*	1,759	6,033
Esterline Technologies Corporation	*	1,049	39,012
Evergreen Solar, Inc.	*†	2,410	25,666
Exar Corporation	*	1,759	22,023
Fairchild Semiconductor International, Inc.	*	5,764	97,469
Finisar Corporation	*	6,856	14,260
Flir Systems, Inc.	*†	3,204	71,545
FSI International, Inc.	*	1,480	6,808
Garmin Ltd. (Cayman Islands)	†	2,650	175,827
Genesis Microchip, Inc.	*	1,530	27,678
HEI, Inc.	*	1,050	4,252
Herley Industries, Inc.	*	670	11,062
HI/FN, Inc.	*	1,882	10,545
Hughes Supply, Inc.		3,422	122,679
Hutchinson Technology, Inc.	*	1,150	32,717
Imation Corporation		1,665	76,707
Innovex, Inc.	*	1,922	6,631
Integrated Device Technology, Inc.	*	10,714	141,211
Integrated Silicon Solutions, Inc.	*	2,930	18,869
International Rectifier Corporation	*†	3,351	106,897
Intersil Corporation Class A		7,657	190,506
ISCO International, Inc.	*	2,000	620
IXYS Corporation	*	1,330	15,548
Kemet Corporation	*	3,408	24,095
KVH Industries, Inc.	*	1,286	12,577
LaBarge, Inc.	*	950	13,651
Lattice Semiconductor Corporation	*	4,395	18,986
Lightpath Technologies, Inc. Class A	*†	1,527	2,626
Lowrance Electronics, Inc.		290	7,601
MIPS Technologies, Inc. Class A	*	2,229	12,661
MRV Communications, Inc.	*	4,568	9,364
Magnetek, Inc.	*	1,406	4,569
Mattson Technology, Inc.	*	1,761	17,716
Maxwell Technologies, Inc.	*†	1,371	19,427
Measurement Specialties, Inc.	*	580	14,123
MEMC Electronics Materials, Inc.	*	7,952	176,296
Mercury Computer Systems, Inc.	*	963	19,867
Merix Corporation	*	2,175	15,725
Methode Electronics, Inc.		1,384	13,798

See accompanying notes to financial statements.	275

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Micrel, Inc.	*	3,731	$43,280
Micro Linear Corporation	*	1,440	2,592
Microchip Technology, Inc.		9,840	316,356
Microsemi Corporation	*	3,244	89,729
Mobility Electronics, Inc.	*	2,804	27,087
Monolithic System Technology, Inc.	*	1,252	6,886
Moscow CableCom Corporation	*	1,900	10,222
Nu Horizons Electronics Corporaton	*	1,208	12,201
Numerex Corporation Class A	*	1,800	8,514
Omnivision Technologies, Inc.	*†	2,354	46,986
ON Semiconductor Corporation	*†	4,997	27,633
Oplink Communications, Inc.	*	758	10,991
Optelecom, Inc.	*	819	10,975
Opti, Inc.	*	1,042	1,657
OSI Systems, Inc.	*†	867	15,944
Park Electrochemical Corporation		1,087	28,240
Pericom Semiconductor Corporation	*	2,254	17,964
Photronics, Inc.	*	1,989	29,954
Pixelworks, Inc.	*	1,927	9,789
Plexus Corporation	*	1,884	42,842
PLX Technology, Inc.	*	1,050	9,030
Power Integrations, Inc.	*†	1,263	30,072
Power-One, Inc.	*	3,500	21,070
Quicklogic Corporation	*	1,050	4,147
RF Micro Devices, Inc.	*	9,217	49,864
Rambus, Inc.	*	4,471	72,385
Raven Industries, Inc.		800	23,080
Research Frontiers, Inc.	*†	752	3,888
Rofin-Sinar Technologies, Inc.	*	880	38,254
Rogers Corporation	*	803	31,462
Rudolph Technologies, Inc.	*	814	10,484
Semtech Corporation	*	3,600	65,736
Sigmatel, Inc.	*	1,378	18,052
Sigmatron International, Inc.	*	283	3,003
Silicon Image, Inc.	*	4,319	39,087
Silicon Laboratories, Inc.	*†	2,125	77,902
Silicon Storage Technology, Inc.	*	3,794	19,160
Sirf Technology Holdings, Inc.	*	1,620	48,276
Skyworks Solutions, Inc.	*	7,133	36,307
Somera Communications, Inc.	*	2,750	2,145
Spectrum Control, Inc.	*	1,195	7,421
Spire Corporation	*†	210	1,564
Staktek Holdings, Inc.	*	43	320
Stratos International, Inc.	*	974	5,941
Sycamore Networks, Inc.	*	9,917	42,841
Synaptics, Inc.	*	1,058	26,154
Technitrol, Inc.		1,866	31,909
Tegal Corporation	*	3,755	2,140
Teledyne Technologies, Inc.	*	1,729	50,314
Tessera Technologies, Inc.	*†	2,041	52,760
Transmeta Corporation	*†	8,599	9,717
Transwitch Corporation	*	2,483	4,544
Trident Microsystems, Inc.	*†	3,040	54,720
Trimble Navigation Ltd.	*	2,402	85,247
Triquint Semiconductor, Inc.	*	4,919	21,890
TTM Technologies, Inc.	*	1,640	15,416
Tvia, Inc.	*	4,026	8,857
Tyler Technologies, Inc.	*	1,886	16,559
Varian Semiconductor Equipment Associates, Inc.	*†	1,888	82,940
Virage Logic Corporation	*	902	8,912
Vishay Intertechnology, Inc.	*	8,954	123,207

		Shares	Value

Vitesse Semiconductor Corporation	*	8,323	$15,980
Volterra Semiconductor Corp.	*†	760	11,400
Wesco International, Inc.	*	2,030	86,742
Zoran Corporation	*	2,411	39,082

			5,773,871

Entertainment & Leisure—0.9%
Alliance Gaming Corporation	*†	1,972	25,675
Avid Technology, Inc.	*	2,088	114,339
Bally Total Fitness Holding Corporation	*	1,307	8,208
Blockbuster, Inc. Class A	†	8,250	30,937
Callaway Golf Company		2,881	39,873
Cedar Fair, LP		2,480	70,779
Churchill Downs, Inc.		639	23,470
Concord Camera Corporation	*	2,863	3,407
Discovery Holding Company Class A	*	13,610	206,192
Dover Downs Gaming &Entertainment, Inc.		2,090	29,573
Dover Motorsports, Inc.		1,645	10,051
DreamWorks Animation SKG, Inc. Class A	*	2,110	51,822
Gaylord Entertainment Company	*	1,773	77,285
Hollywood Media Corporation	*	1,495	6,443
Image Entertainment, Inc.	*	300	960
International Speedway Corporation Class A		1,600	76,640
Jakks Pacific, Inc.	*†	925	19,369
K2, Inc.	*	2,544	25,720
Leapfrog Enterprises, Inc.	*†	1,262	14,702
Lexar Media, Inc.	*	3,143	25,804
Life Time Fitness, Inc.	*	910	34,662
Macrovision Corporation	*	2,054	34,363
MTR Gaming Group, Inc.	*	1,340	13,949
Multimedia Games, Inc.	*†	2,902	26,843
Nashua Corporation	*	1,542	10,825
National Lampoon, Inc.	*	3,300	9,042
Nautilus Group, Inc.		1,360	25,378
New Frontier Media, Inc.	*	2,079	13,576
Penn National Gaming, Inc.	*	3,286	108,274
Pinnacle Entertainment, Inc.	*	2,260	55,845
RC2 Corporation	*	1,030	36,586
Regal Entertainment Group Class A	†	2,163	41,140
Six Flags, Inc.	*†	3,814	29,406
Sonic Solutions, Inc.	*†	890	13,448
Speedway Motorsports, Inc.		650	22,535
Steinway Musical Instruments, Inc.	*	683	17,423
Warner Music Group Corporation	†	1,550	29,868
Westwood One, Inc.		3,878	63,211
WMS Industries, Inc.	*†	1,270	31,864
World Wrestling Entertainment, Inc.		1,031	15,135
Youbet.com, Inc.	*	2,200	10,406

			1,505,028

Financial Services—6.4%
Aames Investment Corporation REIT		2,930	18,928
Accredited Home Lenders Holding Company	*†	1,079	53,497
Aether Holdings, Inc.	*	4,629	15,368
Affiliated Managers Group	*†	1,776	142,524
AG Edwards, Inc.		3,682	172,539

276	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Alliance Capital Management Holdings, Inc.		1,250	$70,612
American Campus Communities, Inc. REIT		1,200	29,760
American Home Mortgage Investment Corporation REIT	†	2,047	66,671
Ameritrade Holding Corporation	*	14,054	337,296
Ampal American Israel Corporation Class A	*	1,392	5,484
Anworth Mortgage Asset Corporation REIT		3,855	28,141
Arbor Realty Trust, Inc. REIT		830	21,514
Ashford Hospitality Trust, Inc. REIT		2,810	29,477
Associated Estates Realty Corporation REIT		2,550	23,052
Berkshire Hathaway, Inc. Class A	*	50	4,431,000
BlackRock, Inc.		706	76,587
Boykin Lodging Company REIT	*	1,200	14,664
Calamos Asset Management, Inc. Class A		1,520	47,804
Capital Lease Funding, Inc. REIT		2,320	24,430
Capital Trust Class A		923	27,025
CapitalSource, Inc.	†	3,392	75,981
Catskill Litigation Trust	*‡d	583	—
Cbot Holdings, Inc.—Class A	*†	180	16,877
CentraCore Properties Trust REIT		1,307	35,119
Certegy, Inc.		3,228	130,928
CharterMac		2,735	57,927
Cherokee, Inc.		995	34,218
Chicago Mercantile Exchange	†	1,365	501,624
Corporate Office Properties Trust SBI MD REIT		1,870	66,460
Criimi MAE, Inc. REIT	*	680	13,464
Diamond Hill Investment Group, Inc.	*	1,311	41,034
Doral Financial Corporation (Puerto Rico)	†	4,428	46,937
Eagle Hospitality Properties Trust, Inc. REIT		1,200	9,156
Eaton Vance Corporation		7,064	193,271
Ecc Capital Corporation REIT		2,700	6,102
Education Realty Trust, Inc. REIT		1,700	21,913
ePresense, Inc.	‡d	1,173	—
Equity Lifestyle Properties, Inc. REIT		1,140	50,730
Fieldstone Investment Corporation REIT		2,000	23,720
First Cash Financial Services, Inc.	*	630	18,371
First Marblehead Corporation (The)		1,430	46,990
First Potomac Realty Trust REIT		1,240	32,984
Franklin Street Properties Corporation REIT		1,890	39,595
Friedman Billings Ramsey Group, Inc. Class A	†	6,700	66,330
GAMCO Investors, Inc. Class A		559	24,333
Global Signal, Inc. REIT		1,230	53,087
GMH Communities Trust REIT		2,460	38,155
Government Properties Trust, Inc. REIT		960	8,957
Hersha Hospitality Trust REIT		990	8,920
Highland Hospitality Corporation REIT		1,860	20,553
HomeBanc Corporation REIT		3,270	24,460
Inland Real Estate Corporation REIT		2,600	38,454
Integrated Telecom Express, Inc.	‡d	1,103	—

		Shares	Value

International Securities Exchange, Inc.	*†	1,850	$50,912
Investment Technology Group, Inc.	*	2,079	73,680
Jefferies Group, Inc.	†	2,339	105,208
Kent Financial Services, Inc.		2,200	5,390
Kilroy Realty Corporation REIT		1,637	101,330
Kite Realty Group Trust REIT		1,880	29,084
KKR Financial Corporation REIT		1,560	37,424
Knight Capital Group, Inc. Class A	*	4,630	45,791
LaBranche & Company, Inc.	*†	2,588	26,165
Ladenburg Thalmann Financial Services, Inc.	*	495	228
LaSalle Hotel Properties REIT		1,650	60,588
Legg Mason, Inc.		5,285	632,562
LTC Properties, Inc. REIT		1,460	30,704
Luminent Mortgage Capital, Inc. REIT		1,660	12,467
Macerich Company (The) REIT		2,830	190,006
MarketAxess Holdings, Inc.	*†	1,100	12,573
Meristar Hospitality Corporation REIT	*	5,149	48,401
MFA Mortgage Investments, Inc. REIT		4,880	27,816
MortgageIT Holdings, Inc. REIT		1,160	15,846
Nasdaq Stock Market Inc.	*	3,500	123,130
New Century Financial Corporation REIT	†	2,782	100,347
NorthStar Realty Finance Corporation REIT		950	9,680
Nuveen Investments, Inc. Class A	†	2,904	123,768
Omega Healthcare Investors, Inc. REIT		3,330	41,925
Pennsylvania REIT		1,511	56,451
Piper Jaffray Companies	*	800	32,320
PS Business Parks, Inc. REIT		823	40,492
Ramco-Gershenson Properties REIT		780	20,787
Raymond James Financial, Inc.		3,031	114,178
Reckson Associates Realty Corporation REIT	†	3,963	142,589
Saul Centers, Inc. REIT		950	34,295
Saxon REIT, Inc. REIT		2,316	26,240
SEI Investments Company		3,639	134,643
Siebert Financial Corporation	*	1,470	3,499
Spirit Finance Corporation REIT		2,980	33,823
Starbiz Corporation	*‡d	5	—
Stifel Financial Corp.	*	640	24,058
Strategic Hotel Capital, Inc. REIT		2,160	44,453
SumTotal Systems, Inc.	*	1,899	8,545
Sunstone Hotel Investors, Inc. REIT		1,600	42,512
Sutter Holding Company, Inc.	*	850	157
SWS Group, Inc.		882	18,469
Tanger Factory Outlet Centers REIT		1,690	48,571
Trustreet Properties, Inc. REIT		2,739	40,044
Universal Health Realty Income REIT		520	16,297
Urstadt Biddle Properties, Inc. REIT Class A		1,030	16,696
U-Store-It Trust REIT		2,170	45,678
Value Line, Inc.		573	20,175
Waddell & Reed Financial, Inc. Class A		4,102	86,019
Westwood Holdings Group, Inc.		1,768	32,213
Windrose Medical Properties Trust REIT		1,780	26,451
Winston Hotels, Inc. REIT		1,200	11,880

			10,409,583

See accompanying notes to financial statements.	277

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Food Retailers—0.2%
Arden Group, Inc. Class A		260	$23,657
Fresh Brands, Inc.	*	1,871	12,846
Panera Bread Company Class A	*†	1,560	102,461
Pantry, Inc. (The)	*	1,200	56,388
Pathmark Stores, Inc.	*	2,510	25,075
Ruddick Corporation		1,968	41,879
Weis Markets, Inc.		422	18,163
Wild Oats Markets, Inc.	*†	1,310	15,825

			296,294

Forest Products & Paper—0.8%
American Woodmark Corporation		800	19,832
Beacon Roofing Supply, Inc.	*	1,260	36,200
Bowater, Inc.		2,910	89,395
Buckeye Technologies, Inc.	*	2,191	17,638
Building Material Holding Corporation	†	620	42,290
Caraustar Industries, Inc.	*	1,610	13,991
Chesapeake Corporation		815	13,839
Deltic Timber Corporation		724	37,547
Drew Industries, Inc.	*	780	21,988
Glatfelter		1,741	24,705
Graphic Packaging Corporation	*	5,000	11,400
Greif, Inc. Class A		826	54,747
Longview Fibre Company		2,325	48,383
Martin Marietta Materials, Inc.		2,247	172,390
Neenah Paper, Inc.		890	24,920
Packaging Corporation of America	†	2,880	66,096
Playtex Products, Inc.	*†	2,560	34,995
Pope & Talbot, Inc.		895	7,455
Potlatch Corporation		1,352	68,925
Rock-Tenn Company Class A		1,450	19,792
Schweitzer-Mauduit International, Inc.		724	17,941
Smurfit-Stone Container Corporation	*	11,513	163,139
Sonoco Products Company		4,454	130,948
United Stationers, Inc.	*	1,499	72,701
Universal Forest Products, Inc.		780	43,095
US Home Systems, Inc.	*†	1,292	8,265
Wausau Paper Corporation		1,903	22,551

			1,285,168

Health Care Providers—1.7%
Alliance Imaging, Inc.	*	1,820	10,829
Amedisys, Inc.	*†	1,120	47,309
America Service Group, Inc.	*	480	7,613
American Dental Partners, Inc.	*	720	13,018
American Healthways, Inc.	*†	1,822	82,446
American Retirement Corporation	*	1,940	48,752
Amsurg Corporation	*	1,423	32,530
Apria Healthcare Group, Inc.	*†	2,542	61,288
Beverly Enterprises, Inc.	*	5,639	65,807
Community Health Systems, Inc.	*	4,283	164,210
Covance, Inc.	*	3,250	157,788
Cross Country Healthcare, Inc.	*	1,340	23,825
CryoLife, Inc.	*	937	3,130
DaVita, Inc.	*	4,971	251,731
Edwards Lifesciences Corporation	*	2,896	120,503
Enzo Biochem, Inc.	*	1,353	16,804
Enzon Pharmaceuticals, Inc.	*	1,766	13,068
Genesis HealthCare Corporation	*	975	35,607
Gentiva Health Services, Inc.	*	1,000	14,740
Hooper Holmes, Inc.		4,139	10,554

		Shares	Value

Immunomedics, Inc.	*†	2,141	$6,252
Interleukin Genetics, Inc.	*	2,825	15,114
Kindred Healthcare, Inc.	*	1,340	34,518
LCA-Vision, Inc.		823	39,101
LifePoint Hospitals, Inc.	*	2,759	103,463
Lincare Holdings, Inc.	*	5,030	210,807
Matria Healthcare, Inc.	*	870	33,721
National Healthcare Corporation		431	16,111
Nektar Therapeutics	*†	3,888	63,996
NovaMed, Inc.	*	1,250	8,162
Odyssey HealthCare, Inc.	*	1,593	29,694
Pediatrix Medical Group, Inc.	*	1,081	95,744
Psychemedics Corporation		902	12,448
Psychiatric Solutions, Inc.	*	921	54,100
RehabCare Group, Inc.	*	740	14,948
Renal Care Group, Inc.	*	3,428	162,179
Sagemark Companies Ltd.	*	1,088	1,632
Sierra Health Services, Inc.	*	1,258	100,590
Specialty Laboratories, Inc.	*	1,183	15,438
Sunrise Senior Living, Inc.	*†	1,950	65,735
Symbion, Inc.	*	695	15,985
Triad Hospitals, Inc.	*	3,928	154,095
U.S. Physical Therapy, Inc.	*	1,300	24,011
United Surgical Partners International, Inc.	*	1,914	61,535
Universal Health Services, Inc. Class B		2,594	121,244
VCA Antech, Inc.	*	4,094	115,451
VistaCare, Inc. Class A	*	702	8,775

			2,766,401

Heavy Construction—0.3%
Blount International, Inc.	*	1,533	24,421
Foster Wheeler, Ltd. (Bermuda)	*	2,100	77,238
Granite Construction, Inc.		1,890	67,870
Hovnanian Enterprises, Inc.	*	1,678	83,296
Levitt Corporation Class A		763	17,351
M/I Homes, Inc.		611	24,819
McDermott International, Inc.	*	2,759	123,079
McGrath Rentcorp		916	25,465
WCI Communities, Inc.	*	1,922	51,606
William Lyon Homes, Inc.	*†	133	13,420

			508,565

Heavy Machinery—3.0%
Ablest, Inc.	*	850	7,132
Actuant Corporation Class A		1,281	71,480
Agco Corporation		4,158	68,898
Ampco-Pittsburgh Corporation		1,503	21,809
Applied Industrial Technologies, Inc.		1,372	46,223
Astec Industries, Inc.	*	822	26,847
ASV, Inc.	*†	1,340	33,473
Asyst Technologies, Inc.	*	3,243	18,550
Aviall, Inc.	*	1,366	39,341
Axcelis Technologies, Inc.	*	4,096	19,538
Briggs & Stratton Corporation		2,482	96,277
Brooks Automation, Inc.	*	3,105	38,906
Bucyrus International, Inc. Class A		1,230	64,821
Cascade Corporation		510	23,924
Cooper Cameron Corporation	*	5,286	218,840
Donaldson Company, Inc.		3,350	106,530
Dresser-Rand Group, Inc.	*	1,340	32,401
Dril-Quip, Inc.	*	989	46,681
Dycom Industries, Inc.	*	2,767	60,874
Electroglas, Inc.	*	3,991	11,574
Engineered Support Systems, Inc.		1,848	76,951
EnPro Industries, Inc.	*	981	26,438
Entegris, Inc.	*	5,738	54,052

278	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Fedders Corporation		1,828	$3,144
Flowserve Corporation	*	2,865	113,339
FMC Technologies, Inc.	*†	3,126	134,168
Gardner Denver, Inc.	*	1,358	66,949
Gorman-Rupp Company		1,210	26,753
Graco, Inc.		3,574	130,380
Grant Prideco, Inc.	*	6,194	273,279
Hurco Companies, Inc.	*	750	23,115
Hydril	*	1,025	64,165
Idex Corporation		2,283	93,854
Insituform Technologies, Inc. Class A	*	1,223	23,690
Intevac, Inc.	*	1,300	17,160
Joy Global, Inc.		5,635	225,400
Kadant, Inc.	*	722	13,357
Kaydon Corporation		1,423	45,735
Kennametal, Inc.		1,679	85,696
Knight Transportation, Inc.		3,881	80,443
Kulicke and Soffa Industries, Inc.	*	2,009	17,760
Lam Research Corporation	*†	7,026	250,688
Lennox International, Inc.		2,437	68,723
Lindsay Manufacturing Company		809	15,557
Lufkin Industries, Inc.		810	40,395
Manitowoc Company		1,642	82,461
Matrix Service Company	*†	1,379	13,569
Middleby Corporation	*†	270	23,355
Modine Manufacturing Company		1,658	54,034
NACCO Industries, Inc. Class A		310	36,317
NN, Inc.		810	8,586
Nordson Corporation		1,522	61,656
Oil States International, Inc.	*†	2,027	64,215
Oilgear Company (The)	*	1,300	13,013
Paragon Technologies, Inc.	*	900	8,955
Pentair, Inc.		4,948	170,805
Robbins & Myers, Inc.		868	17,664
Sauer-Danfoss, Inc.		832	15,650
Semitool, Inc.	*	2,320	25,242
SPX Corporation		3,565	163,170
Standex International Corporation		724	20,098
Stewart & Stevenson Services		1,366	28,864
Tecumseh Products Company Class A		713	16,335
Tennant Company		851	44,252
Terex Corporation	*	2,333	138,580
Timken Company		4,343	139,063
Toro Company		2,170	94,981
TurboChef Technologies, Inc.	*†	994	14,274
Ultratech, Inc.	*	972	15,960
UNOVA, Inc.	*	2,374	80,241
Varian Medical Systems, Inc.	*†	6,564	330,432
Watsco, Inc.		953	56,999
Willis Lease Finance Corporation	*	1,234	10,057
WJ Communications, Inc.	*	4,940	8,003
Woodward Governor Company		598	51,434

			4,833,575

Home Construction, Furnishings & Appliances—1.5%
American Technology Corporation	*	3,686	12,201
Applica, Inc.	*	1,507	2,381
Bassett Furniture Industries, Inc.		1,140	21,090
BE Aerospace, Inc.	*	2,924	64,328
Beazer Homes USA, Inc.	†	1,827	133,079
Brookfield Homes Corporation	†	858	42,668
Cavco Industries, Inc.	*	470	17,992
Dominion Homes, Inc.	*†	650	6,916

		Shares	Value

DTS, Inc.	*	755	$11,174
Ethan Allen Interiors, Inc.	†	1,551	56,658
Fossil, Inc.	*†	1,854	39,880
Furniture Brands International, Inc.		2,392	53,413
Gemstar-TV Guide International, Inc.	*	12,602	32,891
Harman International Industries, Inc.		3,328	325,645
Helen of Troy Ltd.	*†	1,333	21,475
Herman Miller, Inc.		3,686	103,908
Hillenbrand Industries, Inc.		2,757	136,223
HNI Corporation		2,213	121,560
Kimball International, Inc. Class B		1,500	15,945
Kinetic Concepts, Inc.	*	2,405	95,623
Layne Christensen Company	*	660	16,784
La-Z-Boy, Inc.	†	2,895	39,256
MDC Holdings, Inc.		1,471	91,173
Meritage Corporation	*	1,260	79,279
Movado Group, Inc.		878	16,067
National Presto Industries, Inc.		236	10,467
NVR, Inc.	*	282	197,964
Palm Harbor Homes, Inc.	*†	1,182	22,222
Parkervision, Inc.	*†	1,053	9,582
Rowe Furniture Corporation	*	971	2,864
Ryland Group, Inc.		2,332	168,207
Salton, Inc.	*†	702	1,446
Select Comfort Corporation	*	2,093	57,244
Skyline Corporation		321	11,684
Standard-Pacific Corporation		3,368	123,942
Steelcase, Inc. Class A		1,992	31,533
Technical Olympic USA, Inc.		793	16,724
Tempur-Pedic International, Inc.	*†	2,027	23,311
Toll Brothers, Inc.	*†	5,422	187,818
Virco Manufacturing Corporation	*	799	4,395
Walter Industries, Inc.		2,141	106,451

			2,533,463

Household Products—0.4%
Apogee Enterprises, Inc.		1,250	20,275
Charles & Colvard Ltd.	†	1,475	29,795
CSS Industries, Inc.		420	12,907
Ferro Corporation		2,588	48,551
Gentex Corporation		8,026	156,507
Kronos Worldwide, Inc.		235	6,817
Lazare Kaplan International	*	1,140	8,972
Libbey, Inc.		750	7,665
Owens-IIlinois, Inc.	*	6,865	144,440
RPM, Inc.		5,763	100,103
Valspar Corporation		4,586	113,137

			649,169

Id Systems And Development—0.0%
Viisage Technology, Inc.	*	580	10,214

Industrial—Diversified—0.2%
Blyth, Inc.		1,380	28,911
Daktronics, Inc.		690	20,403
Identix, Inc.	*	3,461	17,340
Lydall, Inc.	*	800	6,520
Mikohn Gaming Corporation	*	970	9,574
Roper Industries, Inc.		3,940	155,669
Russ Berrie & Company, Inc.		1,157	13,213
Shuffle Master, Inc.	*†	2,025	50,909
Yankee Candle Company, Inc.		2,153	55,117
Zomax, Inc. MN	*	4,620	9,610

			367,266

See accompanying notes to financial statements.	279

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Industrial Automat/Robot—0.0%
PPT Vision, Inc.	*	200	$260

Insurance—4.8%
21st Century Insurance Group		1,500	24,270
Alfa Corporation		2,608	41,989
Alleghany Corporation	*	241	68,444
American Financial Group, Inc.		1,807	69,226
American Independence Corporation	*	430	4,941
American National Insurance		646	75,576
American Physicians Capital, Inc.	*	801	36,678
Amerigroup Corporation	*	2,552	49,662
AmerUs Group Company		1,881	106,596
Arch Capital Group Ltd. (Bermuda)	*	1,428	78,183
Argonaut Group, Inc.	*	1,388	45,485
Arthur J. Gallagher & Company	†	4,240	130,931
Aspen Insurance Holdings, Ltd. (Bermuda)		1,400	33,138
Assurant, Inc.	†	5,478	238,238
Assured Guaranty, Ltd. (Bermuda)		1,460	37,069
Axis Capital Holdings, Ltd. (Bermuda)		5,940	185,803
Baldwin & Lyons, Inc. Class B		946	22,988
Bristol West Holdings, Inc.		1,516	28,849
Brown & Brown, Inc.	†	5,638	172,185
Centene Corporation	*	1,972	51,844
Citizens, Inc., TX	*	2,504	13,646
Clark, Inc.		1,175	15,569
CNA Financial Corporation	*	2,162	70,762
CNA Surety Corporation	*	1,486	21,651
Commerce Group, Inc.		1,343	76,927
Conseco, Inc.	*†	7,620	176,555
Covanta Holding Corporation	*	5,350	80,571
Crawford & Company Class B		1,891	10,892
Delphi Financial Group, Inc. Class A		1,298	59,721
Donegal Group, Inc. Class B		570	12,113
EMC Insurance Group, Inc.		341	6,800
Endurance Specialty Holdings, Ltd. (Bermuda)		2,620	93,927
Erie Indemnity Company Class A		1,474	78,417
Everest Re Group Ltd. (Bermuda)		2,940	295,029
FBL Financial Group, Inc. Class A		1,276	41,866
Fidelity National Financial, Inc.		7,688	282,842
Fidelity National Title Group, Inc.—Class A		1,345	32,751
First American Corporation		4,190	189,807
GAINSCO, INC.	*	128	972
Great American Financial Resources, Inc.		807	16,011
Hanover Insurance Group (The), Inc.		2,807	117,248
Harleysville Group, Inc.		1,352	35,828
HCC Insurance Holdings, Inc.		5,275	156,562
Health Net, Inc.	*	5,409	278,834
HealthExtras, Inc.	*	1,865	46,812
Hilb Rogal & Hobbs Company		1,605	61,809
Horace Mann Educators Corporation		2,001	37,939
Independence Holding Company		963	18,827
Infinity Property & Casualty Corporation		1,280	47,629
IPC Holdings, Ltd. (Bermuda)		1,730	47,367
Kansas City Life Insurance Company		903	45,222

		Shares	Value

KMG America Corporation	*	1,550	$14,229
Landamerica Financial Group, Inc.		845	52,728
Leucadia National Corporation		3,790	179,873
Markel Corporation	*†	463	146,794
Max Re Capital, Ltd. (Bermuda)		1,500	38,955
Mercury General Corporation		1,239	72,135
Molina Healthcare, Inc.	*	530	14,119
Montpelier Re Holdings, Ltd. (Bermuda)	†	3,420	64,638
National Financial Partners Corporation		1,496	78,615
Nationwide Financial Services Class A		2,605	114,620
Navigators Group, Inc.	*	939	40,950
Odyssey Re Holdings Corporation	†	605	15,173
Ohio Casualty Corporation		2,946	83,431
Old Republic International Corporation	†	8,013	210,421
PMI Group, Inc. (The)		4,669	191,756
PartnerRe Ltd. (Bermuda)	†	2,680	175,996
Philadelphia Consolidated Holding Corporation	*	1,054	101,911
Phoenix Companies, Inc. (The)		4,217	57,520
Platinum Underwriters Holdings Ltd. (Bermuda)		2,192	68,105
PMA Capital Corporation Class A	*	1,826	16,671
Presidential Life Corporation		1,145	21,801
ProAssurance Corporation	*	1,678	81,618
Protective Life Corporation		2,831	123,913
PXRE Group, Ltd. (Bermuda)		1,100	14,256
Radian Group, Inc.		4,444	260,374
Reinsurance Group of America, Inc.	†	1,541	73,598
RenaissanceRe Holdings, Ltd. (Bermuda)		3,040	134,094
RLI Corporation		1,164	58,049
Safety Insurance Group, Inc.		620	25,029
Scottish Annuity & Life Holdings (Bermuda)	†	1,290	31,670
Selective Insurance Group		1,361	72,269
Stancorp Financial Group, Inc.		2,620	130,869
State Auto Financial Corporation		958	34,929
Stewart Information Services Corporation		879	42,781
Tower Group, Inc.		1,200	26,376
Transatlantic Holdings, Inc.		1,305	87,696
Triad Guaranty, Inc.	*†	692	30,441
UICI		1,944	69,031
United American Healthcare Corporation	*	4,252	10,205
United Fire & Casualty Company	†	852	34,446
Unitrin, Inc.		2,357	106,183
Universal American Financial Corporation	*	1,872	28,230
USI Holdings Corporation	*	2,330	32,084
WellCare Health Plans, Inc.	*	1,530	62,501
WellPoint, Inc.	*	891	71,116
Wesco Financial Corporation		63	24,255
White Mountains Insurance Group Ltd.		390	217,835
WR Berkley Corporation		5,500	261,910
Zenith National Insurance Corporation		1,453	67,012

			7,946,212

280	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Lodging—0.9%
Ameristar Casinos, Inc.		1,420	$32,234
Aztar Corporation	*	2,020	61,388
Bluegreen Corporation	*	700	11,060
Boyd Gaming Corporation		2,619	124,822
Choice Hotels International, Inc.		1,816	75,836
Empire Resorts, Inc.	*†	583	4,314
International Leisure Hosts Ltd.	*	1,200	7,080
Isle of Capri Casinos, Inc.	*	1,251	30,474
Kerzner International, Ltd. (Bahama Islands)	*	1,380	94,875
La Quinta Corporation	*	9,462	105,407
Las Vegas Sands Corporation	*†	6,290	248,266
MGM Mirage, Inc.	*	5,874	215,400
Marcus Corporation		905	21,268
Monarch Casino & Resort, Inc.	*	700	15,820
Orient-Express Hotels, Ltd. Class A (Bermuda)		1,400	44,128
Station Casinos, Inc.		2,465	167,127
Vail Resorts, Inc.	*†	1,491	49,248
Wynn Resorts Ltd.	*†	3,355	184,022

			1,492,769

Media—Broadcasting & Publishing—3.1%
4Kids Entertainment, Inc.	*	606	9,508
Acme Communications, Inc.	*	1,200	4,260
American Greetings Corporation Class A		3,370	74,039
Banta Corporation		1,075	53,535
Beasley Broadcasting Group, Inc. Class A		1,150	15,537
Belo Corporation Class A		4,881	104,502
Cablevision Systems Corporation Class A	*	9,424	221,181
Charter Communications, Inc. Class A	*†	11,237	13,709
Citadel Broadcasting Corporation		3,126	42,013
COX Radio, Inc. Class A	*	1,753	24,682
Crown Media Holdings, Inc.	*	4,399	40,339
Cumulus Media, Inc. Class A	*†	2,174	26,979
Dex Media, Inc.		5,530	149,808
DIRECTV Group, Inc. (The)	*	44,785	632,364
EchoStar Communications Corporation Class A	*	10,687	290,366
Emmis Communications Corporation Class A	*†	2,035	40,517
Entercom Communications Corporation	*	1,873	55,572
Entravision Communications Corporation Class A	*	2,853	20,313
Granite Broadcasting Corporation	*	5,454	1,145
Gray Television, Inc.		1,838	18,049
Harte-Hanks, Inc.		2,959	78,088
Hearst-Argyle Television, Inc.		1,654	39,448
Hollinger International, Inc.		2,614	23,421
IAC/InterActiveCorp	*	13,936	394,528
John Wiley & Sons Class A		2,491	97,249
Journal Communications, Inc. Class A		3,220	44,919
Journal Register Company		1,818	27,179
Lee Enterprises, Inc.		1,974	72,860
Liberty Corporation		936	43,814
Liberty Global, Inc.—Class A	*	12,759	287,078
Liberty Global, Inc.—Class C	*	10,759	228,091
Liberty Media Corporation Class A	*	137,244	1,080,110

		Shares	Value

LIN TV Corporation Class A	*	1,419	$15,808
Lodgenet Entertainment Corporation	*	1,250	17,425
Martha Stewart Living Omnimedia Class A	*†	980	17,081
McClatchy Company Class A		1,101	65,069
Media General, Inc. Class A		953	48,317
Mediacom Communications Corporation	*	3,433	18,847
Pac-West Telecomm, Inc.	*	5,563	5,396
Paxson Communications Corporation	*	6,180	5,562
Playboy Enterprises, Inc. Class B	*†	1,251	17,376
Price Communications Corporation	*	2,063	30,677
Primedia, Inc.	*	9,053	14,575
Radio One, Inc. Class A	*	4,327	44,438
Radio Unica Communications Corporation	*‡d	1,900	—
Readers Digest Association, Inc. (The)		3,917	59,617
Regent Communications, Inc.	*	3,610	16,750
RH Donnelley Corporation	*†	1,410	86,884
Salem Communications Corporation Class A	*	850	14,867
Scholastic Corporation	*	1,425	40,627
Sinclair Broadcast Group, Inc. Class A		2,050	18,860
Spanish Broadcasting System, Inc. Class A	*	1,300	6,643
Speedus Corporation	*	4,207	4,952
Tivo, Inc.	*†	2,696	13,804
Washington Post Class B		278	212,670
Worldgate Communications	*†	3,160	6,510
Young Broadcasting, Inc. Class A	*	831	2,161

			5,040,119

Medical Equipment & Supplies—1.2%
Abaxis, Inc.	*	2,000	32,960
Abiomed, Inc.	*	886	8,187
ADE Corporation	*	968	23,290
Advanced Medical Optics, Inc.	*	3,505	146,509
Aetrium, Inc.	*	614	2,785
Aksys Ltd.	*†	997	651
Aradigm Corporation	*	6,324	4,617
Arrow International, Inc.		1,266	36,701
August Technology Corporation	*	2,189	24,057
Avigen, Inc.	*	1,010	3,060
Axsys Technologies, Inc.	*	885	15,886
Bioject Medical Technologies, Inc.	*	4,491	5,793
Biolase Technology, Inc.	†	765	6,112
BioVeris Corporation	*	1,072	4,899
Britesmile, Inc.	*†	1,080	810
Bruker BioSciences Corporation	*	4,038	19,625
Cardiodynamics International Corporation	*	1,872	2,265
CardioGenesis Corporation	*	1,202	505
Cerus Corporation	*	1,011	10,262
Coherent, Inc.	*	1,348	40,009
Cohu, Inc.		859	19,645
Cooper Companies, Inc.		2,268	116,348
Curon Medical, Inc.	*	4,729	1,939
Dade Behring Holdings, Inc.		4,042	165,277
Electro-Sensors, Inc.		2,581	10,879
Excel Technology, Inc.	*	562	13,364
Faro Technologies, Inc.	*†	454	9,080
Formfactor, Inc.	*	1,418	34,642
Frequency Electronics, Inc.		822	8,623

See accompanying notes to financial statements.	281

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

HealthTronics Surgical Services, Inc.	*	2,530	$19,355
Hologic, Inc.	*	2,694	102,156
II-VI, Inc.	*	1,404	25,089
Illumina, Inc.	*	1,280	18,048
Integra LifeSciences Holdings Corporation	*†	1,190	42,197
Intermagnetics General Corporation	*	1,517	48,392
Intest Corporation	*	950	3,151
Intuitive Surgical, Inc.	*	1,610	188,805
Ixia	*	2,330	34,437
Lifecore Biomedical, Inc.	*	570	9,251
Meade Instruments Corporation	*	1,640	4,477
Mechanical Technology, Inc.	*	957	2,680
Medwave, Inc.	*	2,500	6,900
Mesa Laboratories, Inc.		1,200	17,160
Micro Therapeutics, Inc.	*	4,830	33,472
Molecular Devices Corporation	*	909	26,297
MTS Systems Corporation		893	30,934
Nanogen, Inc.	*	2,280	5,974
OI Corporation	*	1,600	19,840
Orbit International Corporation	*	2,812	35,038
Orthologic Corporation	*	1,517	7,433
OYO Geospace Corporation	*	550	15,653
Palomar Medical Technologies, Inc.	*	1,117	39,140
Q-Med, Inc.	*	1,635	15,810
Resmed, Inc.	*	3,514	134,621
Somanetics Corporation	*	1,352	43,264
Spectranetics Corporation	*	1,446	16,268
Staar Surgical Company	*	848	6,699
Sybron Dental Specialties, Inc.	*	2,073	82,526
Synovis Life Technologies, Inc.	*	957	9,599
Theragenics Corporation	*	1,492	4,506
Thermogenesis	*	4,317	20,851
TriPath Imaging, Inc.	*	1,740	10,510
Valentis, Inc.	*†	1,630	3,488
Ventana Medical Systems, Inc.	*	1,826	77,331
Viasys Healthcare, Inc.	*	1,381	35,492
Vivus, Inc.	*	4,800	14,208
White Electronic Designs Corporation	*	2,284	11,671
X-Rite, Inc.		891	8,910
Young Innovations, Inc.		677	23,072
Zevex International, Inc.	*†	600	7,260
Zygo Corporation	*	967	14,205

			2,044,950

Medical Imaging Services—0.0%
Merge Technologies, Inc.	*†	1,470	36,809

Medical Products—0.0%
Solexa, Inc., LP	*†	1,008	10,151

Medical Supplies—1.5%
Align Technology, Inc.	*	2,449	15,845
American Medical Systems Holdings, Inc.	*†	3,000	53,490
American Science & Engineering, Inc.	*	320	19,958
Analogic Corporation		594	28,423
Angiodynamics, Inc.	*	560	14,297
Animas Corporation	*	660	15,939
ArthoCare Corporation	*†	1,342	56,552
Aspect Medical Systems, Inc.	*†	680	23,358
Beckman Coulter, Inc.		2,943	167,457

		Shares	Value

Bio-Rad Laboratories, Inc. Class A	*	788	$51,567
Biosite, Inc.	*†	1,025	57,697
Candela Corporation	*	1,060	15,306
Cantel Medical Corporation	*	600	10,764
Cepheid, Inc.	*	1,880	16,506
Clarient, Inc.	*	3,308	4,300
CNS, Inc.		600	13,146
Conmed Corporation	*	1,363	32,249
Credence Systems Corporation	*	5,181	36,060
Cyberonics, Inc.	*†	956	30,879
Datascope Corporation		557	18,409
Dentsply International, Inc.		3,325	178,519
Diametrics Medical, Inc.	*	1,731	121
Dionex Corporation	*	1,031	50,601
DJ Orthopedics, Inc.	*	1,370	37,785
Endologix, Inc.	*	1,350	9,315
FEI Company	*	1,368	26,225
Foxhollow Technologies, Inc.	*	600	17,874
Haemonetics Corporation	*	1,158	56,580
Hanger Orthopedic Group, Inc.	*	1,083	6,184
ICU Medical, Inc.	*†	606	23,761
I-Flow Corporation	*†	990	14,474
Inamed Corporation	*	1,880	164,838
Input/Output, Inc.	*†	3,597	25,287
Invacare Corporation		1,334	42,008
IRIS International, Inc.	*	940	20,548
Itron, Inc.	*	1,266	50,691
Kensey Nash Corporation	*†	867	19,100
Kopin Corporation	*	5,031	26,916
Kyphon, Inc.	*†	1,594	65,083
Laserscope	*†	790	17,743
LTX Corporation	*	2,405	10,823
MKS Instruments, Inc.	*	2,455	43,920
Medical Action Industries, Inc.	*	490	10,016
Mentor Corporation	†	1,961	90,363
Merit Medical Systems, Inc.	*	1,179	14,313
Mine Safety Appliances Company		1,445	52,323
Newport Corporation	*	1,615	21,867
Novoste Corp.	*	211	471
Oakley, Inc.	†	1,411	20,728
Osteotech, Inc.	*	1,499	7,450
Photon Dynamics, Inc.	*	659	12,047
PolyMedica Corporation		1,350	45,185
Respironics, Inc.	*	4,050	150,134
SonoSite, Inc.	*	930	32,559
Steris Corporation		3,357	83,992
Techne Corporation	*	1,737	97,533
Therma-Wave, Inc.	*	758	1,084
Thoratec Corporation	*	2,307	47,732
Urologix, Inc.	*	1,050	4,053
Varian, Inc.	*	1,952	77,670
Veeco Instruments, Inc.	*	1,295	22,442
Vital Signs, Inc.		635	27,191
Wright Medical Group, Inc.	*	1,310	26,724
Zoll Medical Corporation	*	425	10,706

			2,447,181

Medical—Biomedical—0.0%
Orchid Cellmark, Inc.	*	1,040	7,904

Metals—2.1%
AK Steel Holding Corporation	*	5,009	39,822
Aleris International, Inc.	*	1,537	49,553
Alpine Group, Inc.	*	698	1,878
Ameron International Corporation		543	24,750
Aptargroup, Inc.		1,565	81,693
Brush Engineered Materials, Inc.	*	1,122	17,840

282	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Carpenter Technology Corporation		1,142	$80,477
Century Aluminum Company	*	1,385	36,301
Chaparral Steel Company	*	1,116	33,759
Circor International, Inc.		711	18,244
Cleveland-Cliffs, Inc.	†	1,100	97,427
Commercial Metals Company		3,270	122,756
Commercial Vehicle Group, Inc.	*	1,280	24,038
Commscope, Inc.	*	2,613	52,600
Couer D’alene Mines Corporation	*	10,956	43,824
Crane Company		2,400	84,648
Curtiss-Wright Corporation		976	53,290
Encore Wire Corporation	*	810	18,436
General Cable Corporation	*	2,562	50,471
Gibraltar Industries, Inc.		1,188	27,253
Glamis Gold, Ltd. (Canada)	*	6,570	180,544
Global Power Equipment Group, Inc.	*	1,640	7,413
Griffon Corporation	*	1,288	30,667
Hecla Mining Company	*	5,855	23,771
Hubbell, Inc. Class B		2,599	117,267
International Aluminum Corporation		686	27,612
Jacuzzi Brands, Inc.	*	3,955	33,222
Ladish Company, Inc.	*	970	21,680
Lone Star Technologies, Inc.	*	1,338	69,121
Massey Energy Company	†	3,853	145,913
Material Sciences Corp.	*	780	10,998
Matthews International Corporation Class A		1,783	64,919
Maverick Tube Corporation	*†	2,136	85,141
MAXXAM, Inc.	*	857	30,038
Meridian Gold, Inc. (Canada)	*	4,650	101,696
Mueller Industries, Inc.		1,592	43,653
NCI Building Systems, Inc.	*	1,232	52,335
NS Group, Inc.	*	1,303	54,478
Optical Cable Corporation	*	241	1,315
Precision Castparts Corporation		6,396	331,377
Quanex Corporation	†	1,374	68,659
Reliance Steel & Aluminum Company		1,484	90,702
Roanoke Electric Steel Corporation		800	18,880
Royal Gold, Inc.		1,154	40,078
RTI International Metals, Inc.	*	1,130	42,884
Ryerson Tull, Inc.	†	1,471	35,775
Schnitzer Steel Industries, Inc. Class A		974	29,795
Shaw Group, Inc. (The)	*†	3,742	108,855
Shiloh Industries, Inc.	*	1,441	19,108
Simpson Manufacturing Company, Inc.		1,586	57,651
Southern Copper Corp.	†	1,717	115,005
Steel Dynamics, Inc.	†	2,011	71,411
Steel Technologies, Inc.		520	14,555
Stillwater Mining Company	*	2,228	25,778
Sturm, Ruger & Company, Inc.		2,146	15,043
Taser International, Inc.	*†	2,412	16,836
Texas Industries, Inc.		1,116	55,621
Titanium Metals Corporation	*†	890	56,301
Tredegar Corporation		1,607	20,714
Valmont Industries, Inc.		1,162	38,881
Watts Water Technologies, Inc. Class A		1,226	37,136
Wheeling-Pittsburgh Corporation	*	860	7,757
Worthington Industries, Inc.		3,200	61,472

			3,441,117

		Shares	Value

Metals & Mining—0.0%
Oregon Steel Mills, Inc.	*	1,560	$45,895

Miscellaneous—0.2%
Alliance One International, Inc.		4,200	16,380
Corrections Corporation of America	*	1,970	88,591
Enesco Group, Inc.	*	2,481	4,565
Geo Group, Inc. (The)	*	819	18,780
Handleman Company		1,157	14,370
Lenox Group, Inc.	*	1,340	17,742
Terra Industries, Inc.	*	4,733	26,505
Tractor Supply Company	*	1,869	98,945

			285,878

Oil & Gas—7.5%
Abraxas Petroleum Corp.	*†	2,400	12,672
Adams Resources & Energy, Inc.		1,462	33,392
AGL Resources, Inc.		3,296	114,734
Apco Argentina, Inc. (Cayman Islands)		622	32,114
Atlas America, Inc.	*	887	53,415
Atmos Energy Corporation		4,032	105,477
ATP Oil & Gas Corporation	*	1,375	50,889
Atwood Oceanics, Inc.	*	831	64,843
Berry Petroleum Company Class A		901	51,537
Bill Barrett Corporation	*	1,050	40,541
Blue Dolphin Energy Company	*	3,650	7,880
BP Prudhoe Bay Royalty Trust		1,205	80,253
BPZ Energy, Inc.	*†	2,120	9,010
Buckeye Partners, LP	†	1,850	78,107
Cabot Oil & Gas Corporation		2,305	103,956
CAL Dive International, Inc.	*†	3,336	119,729
Callon Petroleum Company	*	660	11,649
Cascade Natural Gas Corporation		1,459	28,465
Cheniere Energy, Inc.	*	2,470	91,933
Chesapeake Energy Corporation	†	16,243	515,390
Chesapeake Utilities Corporation		1,039	32,001
Cimarex Energy Company	*	4,115	176,986
Clayton Williams Energy, Inc.	*	550	22,957
Comstock Resources, Inc.	*	2,330	71,088
Cross Timbers Royalty Trust		776	37,946
Dawson Geophysical Company	*	930	28,663
Delta Natural Gas Company, Inc.		380	9,576
Delta Petroleum Corporation	*†	2,239	48,743
Denbury Resources, Inc.	*	5,866	133,627
Diamond Offshore Drilling, Inc.	†	3,114	216,610
Dorchester Minerals, LP	†	1,200	30,564
Edge Petroleum Corp.	*	750	18,683
Encore Acquisition Company	*	1,987	63,663
Energen Corporation		3,294	119,638
Energy Partners Ltd.	*	1,758	38,307
EnergySouth, Inc.		520	13,926
ENSCO International, Inc.		7,250	321,538
Enterprise Products Partners LP	†	10,290	247,063
Equitable Resources, Inc.		5,564	204,143
Exploration Company of Delaware, Inc. (The)	*	1,411	9,115
Forest Oil Corporation	*	2,458	112,011
Frontier Oil Corporation		2,878	108,011
FX Energy, Inc.	*†	2,797	22,320
Giant Industries, Inc.	*	980	50,921
Global Industries Ltd.	*	4,499	51,064
GlobalSantaFe Corporation		10,865	523,150
Grey Wolf, Inc.	*	10,142	78,398
Hanover Compressor Company	*	4,547	64,158
Harvest Natural Resources, Inc.	*†	1,620	14,386
Headwaters, Inc.	*†	1,986	70,384

See accompanying notes to financial statements.	283

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Helmerich & Payne, Inc.		2,403	$148,770
Holly Corporation		1,398	82,300
Holly Energy Partners, LP	†	670	24,716
Houston Exploration Company	*	1,393	73,550
Hugoton Royalty Trust		1,495	56,675
KCS Energy, Inc.	*	2,430	58,855
Kinder Morgan Management LLC	*	2,058	93,557
Laclede Group, Inc. (The)		1,025	29,940
Magellan Midstream Partners	†	2,860	92,178
Markwest Energy Partners, LP		680	31,579
Markwest Hydrocarbon, Inc.		1,075	23,661
McMoRan Exploration Company	*†	1,060	20,956
MDU Resources Group, Inc.		5,116	167,498
Meridian Resource Corporation	*	4,340	18,228
National Fuel Gas Company		3,702	115,465
New Jersey Resources Corporation		1,121	46,959
Newfield Exploration Company	*	6,318	316,342
Newpark Resources, Inc.	*	3,484	26,583
NGAS Resources, Inc. (Canada)	*†	1,150	12,064
Noble Energy, Inc.		8,606	346,822
Northwest Natural Gas Company		1,184	40,469
Oceaneering International, Inc.	*	1,116	55,554
Oneok, Inc.		4,529	120,607
Pacific Energy Partners, LP		1,300	38,181
Parallel Petroleum Corporation	*	1,460	24,835
Parker Drilling Company	*	5,736	62,121
Patterson-UTI Energy, Inc.		8,214	270,651
Penn Virginia Corporation		1,000	57,400
Petrohawk Energy Corporation	*	2,587	34,200
Petroleum Development Corporation	*	1,030	34,340
Piedmont Natural Gas Company		3,432	82,917
Pioneer Drilling Co.	*	1,800	32,274
Pioneer Natural Resources Company		7,192	368,734
Plains All American Pipeline, LP		2,510	99,321
Plains Exploration & Production Company	*	3,825	151,967
Pogo Producing Company	†	2,978	148,334
Pride International, Inc.	*	7,437	228,688
Prolong International Corporation	*	34,716	385
Questar Corporation		4,226	319,908
Quicksilver Resources, Inc.	*†	2,850	119,729
Range Resources Corporation	†	5,850	154,089
Remington Oil & Gas Corporation	*	1,186	43,289
Resource America, Inc. Class A		787	13,418
SEACOR Holdings, Inc.	*	924	62,924
SEMCO Energy, Inc.	*	3,180	17,872
Smith International, Inc.		10,140	376,295
South Jersey Industries, Inc.		1,794	52,277
Southern Union Company	*	5,259	124,270
Southwest Gas Corporation		1,913	50,503
Southwestern Energy Company	*	7,936	285,220
St. Mary Land & Exploration Company	†	2,784	102,479
Stone Energy Corporation	*†	1,249	56,867
Sunoco Logistics Partners, LP	†	560	21,672
Superior Energy Services, Inc.	*	3,640	76,622
Swift Energy Company	*	1,642	74,005
Syntroleum Corporation	*†	2,736	24,706
TC Pipelines, LP		800	26,000
Teppco Partners LP		3,260	113,578
Tesoro Petroleum Corporation		3,383	208,224
Tetra Technologies, Inc.	*	1,761	53,746
Tidewater, Inc.		2,641	117,419

		Shares	Value

Todco Class A		2,903	$110,488
Transmeridian Exploration, Inc.	*	3,800	23,180
Transmontaigne, Inc.	*	2,979	19,661
UGI Corporation		5,040	103,824
Ultra Petroleum Corporation	*	7,684	428,767
Unit Corporation	*	2,003	110,225
United Heritage Corp.	*	1,060	2,957
Valero, LP	†	1,730	89,545
Vectren Corporation		3,776	102,556
Veritas DGC, Inc.	*	1,390	49,331
Vintage Petroleum, Inc.		2,737	145,964
Wd-40 Company		950	24,947
Western Gas Resources, Inc.		3,258	153,419
WGL Holdings, Inc.		2,286	68,717
W-H Energy Services, Inc.	*	1,378	45,584
Whiting Petroleum Corporation	*	1,733	69,320

			12,226,899

Pharmaceuticals—5.0%
Aastrom Biosciences, Inc.	*	3,290	6,942
Abgenix, Inc.	†	3,630	78,081
Adolor Corporation	*	1,928	28,149
Albany Molecular Research, Inc.	*	1,371	16,658
Alexion Pharmaceuticals, Inc.	*†	1,698	34,385
Alfacell Corporation	*	2,756	5,201
Alkermes, Inc.	*†	4,629	88,506
Allscripts Healthcare Solutions, Inc.	*†	2,300	30,820
Alpharma, Inc. Class A		1,823	51,974
American Pharmaceutical Partners, Inc.	*†	2,057	79,791
Andrx Corporation	*	3,666	60,379
Aphton Corporation	*†	1,416	496
Arena Pharmaceuticals, Inc.	*†	1,439	20,463
ArQule, Inc.	*	2,064	12,632
Array BioPharma, Inc.	*	1,730	12,127
Atherogenics, Inc.	*†	1,604	32,096
AVANIR Pharmaceuticals Class A	*	6,100	20,984
Avant Immunotherapeutics, Inc.	*	6,670	12,540
Avax Technologies, Inc.	*	1,450	363
AVI BioPharma, Inc.	*	2,400	8,280
Barr Pharmaceuticals, Inc.	*	4,466	278,187
Bentley Pharmaceuticals, Inc.	*	2,011	33,001
BioCryst Pharmaceuticals, Inc.	*	1,300	21,775
BioMarin Pharmaceuticals, Inc.	*	4,270	46,031
Biopure Corporation Class A	*†	309	241
BioScrip, Inc.	*	3,476	26,209
Boston Life Sciences, Inc.	*	724	1,615
Bradley Pharmaceuticals, Inc.	*†	1,581	15,020
Cambrex Corporation		1,258	23,613
Cell Genesys, Inc.	*†	1,643	9,743
Cell Therapeutics, Inc.	*†	3,191	6,956
Cellegy Pharmaceuticals, Inc.	*	1,550	868
Cephalon, Inc.	*†	2,938	190,206
Charles River Laboratories International, Inc.	*	3,056	129,483
Collagenex Pharmaceuticals, Inc.	*	1,558	18,805
Columbia Laboratories, Inc.	*	1,820	8,463
Connetics Corporation	*	1,619	23,395
Corgentech, Inc.	*	1,780	18,293
Cubist Pharmaceuticals, Inc.	*	3,073	65,301
Cypress Bioscience, Inc.	*	1,561	9,023
Cytogen Corporation	*	2,255	6,179
CytRx Corporation	*†	4,200	4,326
Dendreon Corporation	*†	2,719	14,737
Diagnostic Products Corporation		1,264	61,367
Digene Corporation	*	726	21,177
Discovery Laboratories, Inc.	*	2,566	17,141

284	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Durect Corporation	*†	2,700	$13,689
DUSA Pharmaceuticals, Inc.	*	660	7,108
Emisphere Technologies, Inc.	*	772	3,350
Encysive Pharmaceuticals, Inc.	*†	3,499	27,607
Endo Pharmaceuticals Holdings, Inc.	*	4,766	144,219
EPIX Medical, Inc.	*	961	3,882
First Horizon Pharmaceutical Corporation	*†	1,614	27,842
Genaera Corporation	*	4,787	7,181
Genelabs Technologies	*	721	1,334
Genentech, Inc.	*	22,650	2,095,125
Genitope Corporation	*†	990	7,871
Genta, Inc.	*	2,971	4,338
Geron Corporation	*	3,060	26,347
GTC Biotherapeutics, Inc.	*	3,988	6,540
GTx, Inc.	*	200	1,512
Hemispherx Biopharma, Inc.	*†	4,821	10,462
Henry Schein, Inc.	*†	4,092	178,575
Herbalife, Ltd. (Cayman Islands)	*†	1,300	42,276
Heska Corporation	*	4,463	5,847
Hi-Tech Pharmacal Company, Inc.	*	576	25,511
Hollis-Eden Pharmaceuticals	*†	954	4,617
Human Genome Sciences, Inc.	*†	6,428	55,024
Idexx Laboratories, Inc.	*	1,589	114,376
Idenix Pharmaceuticals, Inc.	*	740	12,661
IDM Pharma, Inc.	*	142	370
ImClone Systems, Inc.	*†	3,364	115,183
Immtech International, Inc.	*†	681	4,726
Immucor, Inc.	*	2,119	49,500
ImmunoGen, Inc.	*	1,323	6,787
Impax Laboratories, Inc.	*	586	6,270
Indevus Pharmaceuticals, Inc.	*	3,237	17,447
Inspire Pharmaceuticals, Inc.	*	1,370	6,960
InterMune, Inc.	*†	1,586	26,645
Introgen Therapeutics, Inc.	*†	2,150	11,331
Inverness Medical Innovations, Inc.	*†	881	20,889
Invitrogen Corporation	*	2,562	170,732
Ivax Corporation	*†	11,303	354,123
KOS Pharmaceuticals, Inc.	*†	970	50,178
KV Pharmaceutical Company Class A	*	2,180	44,908
Large Scale Biology Corp.	*	170	17
Mannatech, Inc.	†	690	9,529
MannKind Corporation	*†	1,050	11,823
Martek Biosciences Corporation	*†	1,769	43,535
Medarex, Inc.	*†	6,332	87,698
Medicines Company	*†	2,718	47,429
Medicis Pharmaceutical Corporation Class A	†	2,862	91,727
Medifast, Inc.	*	734	3,846
Meridian Bioscience, Inc.		2,122	42,737
MGI Pharma, Inc.	*	3,804	65,277
Millennium Pharmaceuticals, Inc.	*†	16,036	155,549
Miravant Medical Technologies	*	4,544	841
Myogen, Inc.	*	1,000	30,160
Nabi Biopharmaceuticals	*	2,736	9,248
Nastech Pharmaceutical Company, Inc.	*†	1,500	22,080
Natrol, Inc.	*	1,145	1,826
NBTY, Inc.	*	3,365	54,681
NeoRx Corporation	*	2,381	1,810
Neose Technologies, Inc.	*	705	1,361
Neurobiological Technologies	*	3,137	11,262
Neurocrine Biosciences, Inc.	*	1,739	109,087

		Shares	Value

NitroMed, Inc.	*†	730	$10,184
Northfield Laboratories, Inc.	*†	1,890	25,326
Novavax, Inc.	*†	1,550	5,968
Noven Pharmaceuticals, Inc.	*	1,350	20,426
NPS Pharmaceuticals, Inc.	*	1,660	19,654
Nu Skin Enterprises, Inc. Class A		3,019	53,074
Nuvelo, Inc.	*	2,920	23,681
Omnicare, Inc.		5,347	305,955
Onyx Pharmaceuticals, Inc.	*	1,495	42,996
OraSure Technologies, Inc.	*	1,688	14,888
Ortec International, Inc.	*	2,273	432
OSI Pharmaceuticals, Inc.	*†	2,431	68,165
Pain Therapeutics, Inc.	*	1,319	8,916
Palatin Technologies, Inc.	*	2,104	6,859
Panacos Pharmaceuticals, Inc.	*	2,667	18,482
Par Pharmaceutical Companies, Inc.	*†	1,702	53,341
Parexel International Corporation	*	1,154	23,380
Penwest Pharmaceuticals Company	*	930	18,154
Peregrine Pharmaceuticals, Inc.	*	9,115	8,477
Perrigo Company		4,023	59,983
Pharmacopeia Drug Discovery, Inc.	*	573	2,040
Pharmacyclics, Inc.	*	1,701	6,039
Pharmion Corporation	*	900	15,993
Pozen, Inc.	*	1,015	9,734
Praecis Pharmaceuticals, Inc.	*	367	1,472
Prestige Brands Holdings, Inc.	*	1,350	16,875
Progenics Pharmeceuticals, Inc.	*	793	19,833
Protein Design Labs, Inc.	*†	5,161	146,676
Quidel Corp.	*	1,200	12,912
Regeneron Pharmaceuticals, Inc.	*	2,632	41,980
Renovis, Inc.	*†	800	12,240
Rigel Pharmaceuticals, Inc.	*†	1,280	10,701
Salix Pharmaceuticals Ltd.	*	2,346	41,243
Sciclone Pharmaceuticals, Inc.	*	4,800	11,136
Sepracor, Inc.	*†	5,326	274,822
Serologicals Corporation	*†	1,614	31,860
SIGA Technologies, Inc.	*	4,650	4,418
SirnaTherapeutics, Inc.	*†	4,258	12,902
StemCells, Inc.	*	3,500	12,075
SuperGen, Inc.	*	3,719	18,781
Tanox, Inc.	*	1,721	28,173
Tapestry Pharmaceuticals, Inc.	*	5,222	1,619
Targeted Genetics Corporation	*	6,268	3,071
Theravance, Inc.	*	1,900	42,788
Third Wave Technologies, Inc.	*	1,507	4,491
Titan Pharmaceuticals, Inc.	*	744	1,064
United Therapeutics Corporation	*	1,264	87,368
USANA Health Sciences, Inc.	*	743	28,501
Valeant Pharmaceuticals International		4,744	85,772
Vertex Pharmaceuticals, Inc.	*	5,156	142,667
Vion Pharmaceuticals, Inc.	*	4,504	7,432
Viropharma, Inc.	*	1,762	32,685
XOMA Ltd.	*†	4,977	7,963
Zymogenetics, Inc.	*	2,343	39,854

			8,172,409

Real Estate—6.0%
Acadia Realty Trust REIT		1,319	26,446
Affordable Residential Communities REIT	†	1,710	16,296
Agree Realty Corporation REIT		515	14,884
Alderwoods Group, Inc.	*	1,840	29,201
Alexander’s, Inc. REIT	*	162	39,771

See accompanying notes to financial statements.	285

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Alexandria Real Estate Equities,Inc. REIT		963	$77,522
AMB Property Corporation REIT		3,850	189,305
American Financial Realty Trust REIT		6,305	75,660
American Land Lease, Inc. REIT		729	17,255
American Mortgage Acceptance Corporation REIT		1,732	25,270
American Real Estate Partners, LP		590	22,745
AMLI Residential Properties Trust REIT		1,544	58,749
Annaly Mortgage Management,Inc. REIT	†	5,531	60,509
Anthracite Capital, Inc. REIT		2,180	22,955
Arden Realty, Inc. REIT		3,070	137,628
Arizona Land Income Corporation REIT Class A		1,050	4,200
Avalonbay Communities,Inc. REIT	†	3,576	319,158
Bedford Property Investors REIT		1,287	28,237
BioMed Realty Trust, Inc. REIT		2,100	51,240
Boston Properties, Inc. REIT		5,301	392,963
Brandywine Realty Trust REIT		2,580	72,008
BRE Properties Class A		2,213	100,647
BRT Realty Trust REIT		916	21,847
California Coastal Communities, Inc.	*	1,028	40,328
Camden Property Trust REIT		2,734	158,353
Capital Alliance Income Trust Ltd. REIT		799	5,913
Capstead Mortgage Corporation REIT	†	3,310	19,231
CarrAmerica Realty Corporation REIT		2,346	81,242
CB Richard Ellis Group,Inc. Class A	*	2,720	160,072
CBL & Associates Properties,Inc. REIT	†	2,928	115,685
Cedar Shopping Centers,Inc. REIT		1,693	23,821
Centerpoint Properties Trust REIT	†	2,246	111,132
Colonial Properties Trust REIT		1,962	82,365
Commercial Net Lease Realty REIT		2,357	48,012
Consolidated-Tomoka Land Company		280	19,852
Cousins Properties, Inc. REIT		1,838	52,015
Crescent Real Estate EQT Company REIT		4,528	89,745
Developers Diversified Realty Corporation REIT		5,294	248,924
Duke Realty Corporation REIT		6,710	224,114
Eastgroup Properties, Inc. REIT		1,308	59,069
Entertainment Properties Trust REIT		1,069	43,562
Equity Inns, Inc. REIT		3,295	44,647
Equity One, Inc. REIT		2,619	60,551
Essex Property Trust, Inc. REIT		1,217	112,207
Extra Space Storage, Inc. REIT		2,000	30,800
Federal Realty Investment Trust REIT		2,671	161,996
FelCor Lodging Trust, Inc. REIT		3,135	53,953
First Industrial Realty Trust,Inc. REIT	†	2,030	78,155
Forest City Enterprises, Inc. Class A		3,068	116,369
General Growth Properties,Inc. REIT		10,940	514,071

		Shares	Value

Getty Realty Corporation REIT		1,418	$37,279
Glenborough Realty Trust, Inc. REIT		1,512	27,367
Glimcher Realty Trust REIT	†	2,205	53,626
Grubb and Ellis Company	*	653	7,836
Health Care Property Investors,Inc. REIT	†	6,174	157,807
Health Care REIT, Inc.	†	2,615	88,649
Healthcare Realty Trust,Inc. REIT		2,271	75,556
Heritage Property Investment Trust REIT		1,452	48,497
Highwoods Properties, Inc. REIT		2,393	68,081
HMG Courtland Properties REIT		1,250	13,125
Home Properties, Inc. REIT	†	1,701	69,401
Hospitality Properties Trust REIT		3,094	124,069
Host Marriott Corporation REIT	†	15,757	298,595
HRPT Properties Trust REIT		8,803	91,111
IMPAC Mortgage Holdings,Inc. REIT	†	3,518	33,104
Innkeepers USA Trust REIT		3,005	48,080
iStar Financial, Inc. REIT		5,212	185,808
Jones Lang Lasalle, Inc.		1,311	66,009
Kimco Realty Corporation REIT		10,416	334,145
Lexington Corporate Properties Trust REIT		2,260	48,138
Liberty Property Trust REIT	†	3,922	168,058
Mack-Cali Realty Corporation REIT		2,838	122,602
Maguire Properties, Inc. REIT		1,740	53,766
Mid-America Apartment Communities, Inc. REIT		1,300	63,050
Mills Corporation (The) REIT		2,650	111,141
Mission West Properties REIT		1,418	13,811
Monmouth Capital Corporation		2,974	16,922
Monmouth Class A REIT		2,978	23,884
National Health Investors,Inc. REIT		1,198	31,100
Nationwide Health Properties,Inc. REIT		3,112	66,597
New Plan Excel Realty Trust REIT		4,691	108,737
Newcastle Investment Corporation REIT		2,065	51,315
Novastar Financial, Inc. REIT	†	1,611	45,285
Pan Pacific Retail Properties,Inc. REIT		1,910	127,760
Parkway Properties, Inc. REIT		747	29,985
PMC Commercial Trust REIT		2,035	25,031
Post Properties, Inc. REIT		2,048	81,818
Prentiss Properties Trust REIT		1,864	75,828
RAIT Investment Trust REIT		1,592	41,265
Rayonier, Inc. REIT		3,937	156,889
Realty Income Corporation REIT		3,480	75,238
Redwood Trust, Inc. REIT		1,229	50,709
Regency Centers Corporation REIT		2,856	168,361
Senior Housing Properties Trust REIT		3,106	52,522
Shurgard Storage Centers, Inc.REIT Class A		2,121	120,282
SL Green Realty Corporation REIT	†	1,976	150,947
Sovran Self Storage, Inc. REIT		859	40,347
St. Joe Company (The)	†	3,407	229,019
Stewart Enterprises, Inc. Class A		4,116	22,268
Sun Communities, Inc. REIT		1,061	33,315
Taubman Centers, Inc. REIT		2,574	89,447
Thornburg Mortgage, Inc. REIT	†	4,129	108,180

286	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Town & Country Trust, REIT		1,271	$42,973
Trammell Crow Company	*	2,116	54,275
Trizec Properties, Inc. REIT		4,214	96,585
United Capital Corporation	*	690	17,022
United Dominion Realty Trust, Inc. REIT	†	6,564	153,860
Ventas, Inc. REIT		5,414	173,356
W.P. Carey & Company LLC		1,593	40,398
Washington REIT	†	1,835	55,692
Weingarten Realty Investors REIT		3,844	145,342

			9,771,945

Restaurants—1.1%
AFC Enterprises, Inc.	†	1,000	15,120
Applebee’s International, Inc.		4,415	99,735
Aramark Corporation Class B		5,574	154,846
Back Yard Burgers, Inc.	*	1,698	8,439
Bob Evans Farms, Inc.		1,465	33,783
Brinker International, Inc.	†	4,515	174,550
CEC Entertainment, Inc.	*	1,994	67,876
CKE Restaurants, Inc.		3,046	41,151
California Pizza Kitchen, Inc.	*	970	31,011
CBRL Group, Inc.		2,550	89,633
Checkers Drive-In Restaurant	*	940	14,250
Cheesecake Factory (The)	*†	3,914	146,344
Cosi, Inc.	*	1,320	10,956
Dave & Buster’s, Inc.	*	1,440	25,358
Domino’s Pizza, Inc.		1,940	46,948
IHOP Corporation		1,079	50,616
Jack in the Box, Inc.	*	1,878	65,599
Krispy Kreme Doughnuts, Inc.	*†	2,574	14,775
Landry’s Restaurants, Inc.		1,254	33,494
Lone Star Steakhouse & Saloon, Inc.		1,125	26,708
Luby’s, Inc.	*	1,630	21,679
O’Charley’s, Inc.	*	1,092	16,937
Outback Steakhouse, Inc.		3,710	154,373
Papa John’s International, Inc.	*	806	47,804
PF Chang’s China Bistro, Inc.	*†	1,340	66,504
Rare Hospitality International, Inc.	*	1,475	44,825
Red Robin Gourmet Burgers, Inc.	*†	693	35,315
Ruby Tuesday, Inc.	†	3,477	90,020
Ryan’s Restaurant Group, Inc.	*	1,918	23,131
Sonic Corporation	*	3,037	89,592
Steak N Shake Company (The)	*	1,268	21,493
Texas Roadhouse, Inc. Class A	*	2,820	43,851
Triarc Companies Class B		2,886	42,857

			1,849,573

Retail—Apparel—0.0%
dELIA*s, Inc.	*	925	7,678

Retailers—2.4%
1-800-FLOWERS.COM, Inc.	*	2,113	13,565
99 Cents Only Stores	*	2,727	28,524
AC Moore Arts & Crafts, Inc.	*†	877	12,760
Advance Auto Parts, Inc.	*	5,595	243,159
Alloy, Inc.	*	1,850	5,347
BJ’s Wholesale Club, Inc.	*	3,379	99,883
Barnes & Noble, Inc.		2,855	121,823
Bell Microproducts, Inc.	*	1,146	8,767
Big 5 Sporting Goods Corporation		1,072	23,466
Blair Corporation		306	11,916
Bluefly, Inc.	*	2,341	2,622

		Shares	Value

Bombay Company, Inc. (The)	*	2,630	$7,785
Borders Group, Inc.		3,582	77,622
Build-A-Bear Workshop, Inc.	*†	380	11,263
CSK Auto Corporation	*	1,990	30,009
Cabela’s, Inc. Class A	*†	2,190	36,354
Casey’s General Stores, Inc.		2,409	59,743
Cash America International, Inc.		1,301	30,170
Central Garden & Pet Company	*	965	44,332
Coldwater Creek, Inc.	*	1,909	58,282
Cost Plus, Inc.	*	1,015	17,407
Design Within Reach, Inc.	*†	1,210	6,413
Dick’s Sporting Goods, Inc.	*	1,632	54,248
Dollar Tree Stores, Inc.	*†	5,591	133,849
Drugstore.Com, Inc.	*	3,800	10,830
Ezcorp, Inc.	*	1,000	15,280
Fastenal Company		6,998	274,252
Foot Locker, Inc.		7,361	173,646
Forward Industries, Inc.—N Y	*†	630	5,607
Fred’s, Inc.	†	1,781	28,977
GameStop Corp.—Class A	*†	2,314	73,631
GameStop Corp.—Class B	*	1,034	29,883
GSI Commerce, Inc.	*†	1,470	22,182
Guitar Center, Inc.	*†	1,300	65,013
Hancock Fabrics, Inc.	†	1,321	5,376
Haverty Furniture Companies, Inc.		1,111	14,321
Hibbett Sporting Goods, Inc.	*	1,396	39,758
J. Jill Group, Inc. (The)	*	1,016	19,334
Jo-Ann Stores, Inc.	*	1,266	14,939
Kenneth Cole Productions, Inc. Class A		956	24,378
Kirkland’s, Inc.	*	833	4,973
Linens ’N Things, Inc.	*	1,904	50,646
Longs Drug Stores Corporation		1,508	54,876
MarineMax, Inc.	*	800	25,256
Marvel Entertainment, Inc.	*†	4,501	73,726
Men’s Wearhouse, Inc.	*	2,347	69,096
Michaels Stores, Inc.		6,578	232,664
Movie Gallery, Inc.		1,146	6,429
MSC Industrial Direct Company Class A		2,332	93,793
Nitches, Inc.	*	950	5,795
O’Reilly Automotive, Inc.	*	5,134	164,339
Overstock.com, Inc.	*†	771	21,704
PC Connection, Inc.	*	855	4,600
Petco Animal Supplies, Inc.	*	1,932	42,407
Petsmart, Inc.	†	7,244	185,881
Pier 1 Imports, Inc.		3,763	32,851
Priceline.com, Inc.	*†	1,549	34,574
Restoration Hardware, Inc.	*	2,795	16,826
Retail Ventures, Inc.	*	1,372	17,068
Rite Aid Corporation	*	20,883	72,673
Saks, Inc.	*	5,812	97,990
Samsonite Corporation	*	1,134	726
School Specialty, Inc.	*†	1,184	43,145
SCP Pool Corporation		2,436	90,668
Sharper Image Corporation	*	649	6,321
Sports Authority, Inc. (The)	*	1,017	31,659
Sportsman’s Guide, Inc. (The)	*	570	13,595
Stamps.com, Inc.	*	1,050	24,108
Stein Mart, Inc.		1,591	28,877
Stride Rite Corporation		2,389	32,395
Systemax, Inc.	*	1,358	8,474
Trans World Entertainment Corporation	*	1,932	11,012
Tuesday Morning Corporation	†	1,816	37,991
Tweeter Home Entertainment Group, Inc.	*	1,129	6,458

See accompanying notes to financial statements.	287

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Valuevision Media, Inc. Class A	*	1,742	$21,949
Williams-Sonoma, Inc.	*	4,478	193,226
Zale Corporation	*	2,370	59,606

			3,875,093

Telecom Equipment Fiber Optics—0.0%
Essex Corp.	*	900	15,345

Telecommunications—0.0%
Superior Telecom, Inc.	*‡d	2,014	—

Telephone Systems—1.6%
Adtran, Inc.		2,897	86,157
Alamosa Holdings, Inc.	*	7,031	130,847
Alaska Communications Systems Group, Inc.		2,850	28,956
Audiovox Corporation Class A	*	1,218	16,881
Brightpoint, Inc.	*†	1,311	36,354
C2 Global Technologies, Inc.	*	678	414
Centennial Communications Corporation	*	1,166	18,096
Cincinnati Bell, Inc.	*	12,616	44,282
Commonwealth Telephone Enterprises, Inc.		1,247	42,111
Covad Communications Group, Inc.	*†	13,041	12,780
D&E Communications, Inc.		1,712	14,261
Deltathree, Inc.	*	2,553	7,429
Dobson Communications Corporation Class A	*	6,456	48,420
DSL.Net, Inc.	*	1,850	74
Equinix, Inc.	*†	1,013	41,290
Forgent Networks, Inc.	*	1,350	3,510
General Communication Class A	*	2,517	26,001
Global Crossing, Ltd. (Bermuda)	*†	620	9,939
Global Payments, Inc.		3,720	173,389
Goamerica, Inc.	*	24	92
Hickory Tech Corporation		652	5,144
IDT Corporation	*	679	7,849
IDT Corporation Class B	*	2,900	33,930
Iowa Telecommunications Services, Inc.		1,460	22,615
j2 Global Communications, Inc.	*†	1,277	54,579
LCC International, Inc. Class A	*	1,000	3,260
Leap Wireless International, Inc.	*	1,800	68,184
Level 3 Communications, Inc.	*†	33,938	97,402
Lightbridge, Inc.	*	1,288	10,678
Mastec, Inc.	*	2,049	21,453
MCI, Inc.		13,890	274,050
NeuStar, Inc. Class A	*	1,290	39,332
Nextel Partners, Inc. Class A	*	7,006	195,748
NII Holdings, Inc. Class B	*†	6,500	283,920
North Pittsburgh Systems, Inc.		650	12,266
Novatel Wireless, Inc.	*†	949	11,492
NTL, Inc.	*	3,772	256,798
Primus Telecommunications GP	*	4,516	3,387
RCN Corp.	*†	2,170	50,887
Redback Networks, Inc.	*	3,769	52,992
Rural Cellular Corporation Class A	*†	1,266	18,496
SAVVIS Inc.	*	6,126	4,595
SunCom Wireless Holdings, Inc.—Class A	*	2,699	7,476
SureWest Communications		644	16,982
Talk America Holdings, Inc.	*†	1,398	12,065
Telecommunication Systems, Inc.	*†	1,200	2,640

		Shares	Value

Teleglobe International Holdings Ltd. (Bermuda)	*	1,375	$6,064
Telephone & Data Systems, Inc.		2,898	104,415
Telephone & Data Systems, Inc.		2,448	84,725
Time Warner Telecom, Inc. Class A	*	2,429	23,926
Ubiquitel, Inc.	*	4,079	40,341
US Cellular Corporation	*	921	45,497
Visual Networks, Inc.	*	6,068	10,983
West Corporation	*	1,135	47,840
Wireless Facilities, Inc.	*	2,399	12,235

			2,685,529

Textiles, Clothing & Fabrics—0.8%
Albany International Corporation Class A		1,437	51,962
Brown Shoe Company, Inc.		796	33,774
Columbia Sportswear Company	*†	723	34,509
Culp, Inc.	*	888	4,200
Deckers Outdoor Corporation	*†	450	12,429
DHB Industries, Inc.	*	1,420	6,347
Genesco, Inc.	*†	1,421	55,121
Guess ?, Inc.	*	775	27,590
Gymboree Corporation	*	1,400	32,760
Innovo Group, Inc.	*	3,158	3,253
Interface, Inc. Class A	*	2,080	17,098
Kellwood Company		1,171	27,963
K-Swiss, Inc. Class A		1,026	33,283
Mohawk Industries, Inc.	*	2,581	224,495
Mossimo, Inc.	*	2,807	15,439
Mothers Work, Inc.	*	600	7,668
Oxford Industries, Inc.		956	52,293
Phillips-Van Heusen Corporation		1,737	56,279
Polo Ralph Lauren Corporation		2,733	153,431
Polymer Group Escrow	‡d	1,566	—
Quaker Fabric Corporation	*	2,550	5,483
Quiksilver, Inc.	*	6,280	86,915
Russell Corporation		1,340	18,036
Skechers U.S.A., Inc. Class A	*	970	14,860
Sport-Haley, Inc.	*	1,043	5,059
Steven Madden Ltd.		1,062	31,042
Tag-It Pacific, Inc.	*	1,335	481
Tarrant Apparel Group	*	1,107	1,173
Timberland Company Class A	*	2,642	85,997
Warnaco Group, Inc. (The)	*	2,200	58,784
Wolverine World Wide, Inc.		3,299	74,096

			1,231,820

Transportation—2.4%
Alexander & Baldwin, Inc.		2,196	119,111
Arctic Cat, Inc.		698	14,002
Arkansas Best Corporation		903	39,443
Celadon Group, Inc.	*	450	12,960
CH Robinson Worldwide, Inc.		8,092	299,647
CNF, Inc.		2,760	154,256
Dynamex, Inc.	*	760	14,486
Excel Maritime Carriers, Ltd. (Liberia)	*	1,400	16,030
Expedia, Inc.	*	13,936	333,907
Expeditors International Washington, Inc.		5,307	358,276
Fleetwood Enterprises, Inc.	*	2,530	31,246
Florida East Coast Industries		1,093	46,310
Forward Air Corporation		1,432	52,483
GATX Corporation		2,367	85,401
General Maritime Corporation	†	1,847	68,413
Genesee & Wyoming, Inc. Class A	*†	1,581	59,367
Gulfmark Offshore, Inc.	*	1,000	29,620

288	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small
Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Heartland Express, Inc.		3,166	$64,238
Hornbeck Offshore Services, Inc.	*	800	26,160
HUB Group, Inc. Class A	*	860	30,401
JB Hunt Transport Services, Inc.		6,334	143,402
Kansas City Southern	*†	3,224	78,762
Kirby Corporation	*	1,179	61,508
Laidlaw International, Inc.		4,830	112,201
Landstar System, Inc.		3,156	131,731
Maritrans, Inc.		390	10,148
Navigant International, Inc.	*†	710	7,704
Old Dominion Freight Line, Inc.	*	1,783	48,105
OMI Corporation	†	4,585	83,218
Overseas Shipholding Group		1,338	67,422
P.A.M. Transportation Services, Inc.	*	339	6,031
Pacer International, Inc.		1,665	43,390
Pegasus Solutions, Inc.	*	1,147	10,289
Polaris Industries, Inc.		2,090	104,918
Quality Distribution, Inc.	*	914	7,285
RailAmerica, Inc.	*	2,807	30,849
Royal Caribbean Cruises Ltd.	†	6,300	283,878
Rural/Metro Corporation	*	1,600	14,448
SCS Transportation, Inc.	*	902	19,168
Ship Finance International Ltd. (Bermuda)		1,800	30,420
Sirva, Inc.	*	1,337	10,696
Swift Transportation Company, Inc.	*	3,009	61,083
Teekay Shipping Corporation (Bahama Islands)	†	2,350	93,765
Thor Industries, Inc.		2,521	101,016
Trinity Industries, Inc.	†	2,034	89,638
UTI Worldwide, Inc. (Luxembourg)		900	83,556
US Shipping Partners, LP		680	14,946
Wabtec Corporation		2,487	66,900
Werner Enterprises, Inc.		2,916	57,445
West Marine, Inc.	*†	803	11,226
Yellow Roadway Corporation	*	2,568	114,558

			3,855,463

Transportation Services—0.0%
Velocity Express Corporation	*	2	4

Water Companies—0.2%
American States Water Company		920	28,336
Aqua America, Inc.		6,289	171,690
California Water Service Group		965	36,892
Connecticut Water Service, Inc.		500	12,255
Middlesex Water Company		1,250	21,675
Pico Holdings, Inc.	*	400	12,904
SJW Corporation		506	23,023
Southwest Water Company		2,216	31,704

			338,479

Webhosting/Design—0.0%
Terremark Worldwide, Inc.	*†	3,200	14,880
Verso Technologies, Inc.	*	1,619	1,618

			16,498

Wireless Equipment—Communications—0.0%
Terabeam, Inc.	*	2,197	6,062

TOTAL COMMON STOCKS
(Cost $109,775,907)			159,801,861

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.2%

U.S. Treasury Bills—0.2%
U.S. Treasury Bill
3.925%	03/09/2006	**
(Cost $248,147)			$250,000	$248,147

			Shares	Value

RIGHTS—0.0%

Apparel Retailers—0.0%
dELiA*s, Inc. Rights, Expires TBD			107	107

Pharmaceuticals—0.0%
Monogram Biosciences, Inc. Rights, Expires TBD			9,010	5,676

TOTAL RIGHTS
(Cost $4,280)				5,783

WARRANTS—0.0%

Financial Services—0.0% Equitex, Inc. Warrants,
Expires	2/7/2010	‡d	264	—
Equitex, Inc. Warrants, Expires	2/7/2010	‡d	264	—

(Cost $—)				—

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—17.4%

Institutional Money Market Funds—1.2%
American Beacon Funds		††	$120,810	120,810
BGI Institutional Fund		††	1,570,529	1,570,529
Goldman Sachs Financial Square Prime Obligations Fund		††	120,810	120,810
Merrimac Cash Fund—Premium Class		††	193,296	193,296

				2,005,445

Bank & Certificate Deposits/Offshore Time Deposits—14.9%
Abbey National PLC
4.290%	01/11/2006	††	604,050	604,050
Bank of Nova Scotia
4.250%	01/27/2006	††	845,669	845,669
Barclays
4.410%	02/27/2006	††	604,050	604,050
Barclays
4.270%	01/25/2006	††	604,050	604,050
BNP Paribas
4.220%	01/24/2006	††	604,050	604,050
Branch Banker &Trust
4.260%	01/11/2006	††	604,050	604,050
CIESCO
4.305%	01/06/2006	††	724,859	724,859
Dexia Group
4.250%	01/09/2006	††	1,208,099	1,208,099
Fairway Finance
4.280%	01/30/2006	††	483,240	483,240
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	599,155	599,155

See accompanying notes to financial statements.	289

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Mid/Small Company Index Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(continued)

Fortis Bank
4.350%	01/03/2006	††	$604,050	$604,050
Greyhawk Funding
4.355%	01/06/2006	††	483,240	483,240
Greyhawk Funding
4.278%	01/24/2006	††	362,430	362,430
Jupiter Securitization Corporation
4.266%	01/05/2006	††	289,944	289,944
Jupiter Securitization Corporation
4.257%	01/04/2006	††	362,430	362,430
Liberty Street
4.266%	01/05/2006	††	599,628	599,628
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	2,416,198	2,416,198
National Australia Bank
4.156%	01/03/2006	††	338,949	338,949
Paradigm Funding LLC
4.303%	01/03/2006	††	781,521	781,521
Paradigm Funding LLC
4.297%	01/09/2006	††	483,240	483,240
Prefco
4.312%	01/04/2006	††	362,430	362,430
Rabobank Nederland
4.150%	01/03/2006	††	604,050	604,050
Ranger Funding
4.291%	01/18/2006	††	483,240	483,240
Royal Bank of Canada
4.250%	01/24/2006	††	845,669	845,669
Royal Bank of Canada
4.220%	01/20/2006	††	604,050	604,050
Royal Bank of Scotland
4.310%	02/01/2006	††	1,208,099	1,208,099
Royal Bank of Scotland
4.250%	01/23/2006	††	604,050	604,050
Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	362,430	362,430
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	604,050	604,050
Societe Generale
4.280%	01/30/2006	††	483,240	483,240
The Bank of the West
4.290%	01/25/2006	††	604,050	604,050
UBS AG
4.260%	01/10/2006	††	604,050	604,050
UBS AG
4.255%	01/18/2006	††	724,859	724,859
Wells Fargo
4.290%	01/30/2006	††	966,479	966,479
Wells Fargo
4.270%	01/03/2006	††	604,050	604,050
Yorktown Capital LLC
4.330%	01/04/2006	††	540,890	540,890
Yorktown Capital LLC
4.266%	01/05/2006	††	599,628	599,628

				24,408,216

Coupon Rate	Maturity Date		Face	Value

Floating Rate Instruments/Master Notes—1.3%
Bank of America
4.270%	01/17/2006	††	$483,240	$483,240
Bank of America
4.230%	01/20/2006	††	604,050	604,050
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	483,240	483,233
Rabobank Nederland
4.100%	05/31/2006	††	604,050	604,050

				2,174,573

TOTAL CASH EQUIVALENTS
(Cost $28,588,234)				28,588,234

REPURCHASE AGREEMENTS—2.3%

IBT Repurchase Agreement dated December 30, 2005 due January 3, 2006 with a maturity value of $3,717,911 and an effective yield 3.65% collateralized by a U.S. Government Agency Obligation with a rate of 4.64%, maturity date of August 1, 2035 and a market value of $3,902,224			3,716,404	3,716,404

TOTAL INVESTMENTS—117.4%
(Cost $142,332,972)				192,360,429
Other assets less liabilities—(17.4%)				(28,527,826)

NET ASSETS—100.0%				$163,832,603

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing security.
†	Denotes all or a portion of security on loan.
††	Represents collateral received from securities lending transactions.
‡	Security valued at fair value as determined by policies approved by the board of directors.
**	Security has been pledged as collateral for futures contracts.
d	Security has no market value at 12/31/2005.

290	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—94.8%

Australia—4.9%
Alinta, Ltd.		2,060	$16,813
Alumina Ltd.		9,769	53,120
Amcor Ltd.		6,658	36,307
AMP Ltd.		14,723	82,868
Ansell Ltd.		1,154	9,340
Aristocrat Leisure Ltd.		2,492	22,406
Australia & New Zealand Banking Group Ltd.		15,356	268,993
Australian Gas Light Company Ltd.		3,943	49,724
Australian Stock Exchange Ltd.		1,427	33,951
AXA Asia Pacific Holdings Ltd.		6,227	23,175
Babcock & Brown, Ltd.		1,210	15,132
BHP Billiton Ltd.		30,076	501,385
BHP Steel Ltd.		6,292	31,968
Boral Ltd.		4,574	27,081
Brambles Industries Ltd.		8,129	60,212
Caltex Australia, Ltd.		1,090	15,465
Centro Properties Group		6,737	31,190
Coca-Cola Amatil Ltd.		4,581	25,877
Cochlear Ltd.		439	14,675
Coles Myer Ltd.		10,052	75,094
Commonwealth Bank of Australia		10,753	336,459
Commonwealth Property Office Fund		9,253	8,662
Computershare Ltd.		3,876	19,259
CSL Ltd.		1,706	52,893
CSR Ltd.		7,472	18,987
DB RREEF Trust		34,466	35,057
Foster’s Group Ltd.		16,449	67,207
Futuris Corporation Ltd.		5,023	7,134
Gandel Retail Trust		11,855	17,364
General Property Trust		15,454	46,410
Harvey Norman Holdings Ltd.		4,015	8,586
Iluka Resources Ltd.		1,488	8,534
ING Industrial Fund		5,066	8,268
Insurance Australia Group Ltd.		12,836	50,862
Investa Property Group		18,616	27,060
John Fairfax Holdings Ltd.		7,612	22,351
Leighton Holdings Ltd.		1,184	15,524
Lend Lease Corporation Ltd.		3,584	37,982
Lion Nathan Ltd.		2,567	14,350
Macquarie Bank Ltd.		1,848	91,917
Macquarie Goodman Group		11,782	41,261
Macquarie Infrastructure Group		19,662	51,117
Mayne Group Ltd.		4,793	12,403
Mayne Pharma, Ltd.	*	4,793	8,933
Meinl European Land, Ltd.	*	770	13,544
Mirvac Group		6,564	19,797
Multiplex Group		5,365	12,336
National Australia Bank Ltd.		13,158	311,649
Newcrest Mining Ltd.		2,913	51,749
OneSteel Ltd.		7,510	18,358
Orica Ltd.		2,417	36,020
Origin Energy Ltd.		7,198	39,494
Pacific Brands Ltd.		4,298	8,373
PaperlinX Ltd.		3,665	10,299
Patrick Corporation Ltd.		5,767	31,371
Perpetual Trustees Australia Ltd.		532	26,440
Publishing & Broadcasting Ltd.		938	11,320
QBE Insurance Group Ltd.		6,190	88,495
Qantas Airways Ltd.		6,946	20,535
Rinker Group Ltd.		7,406	88,694
Rio Tinto Ltd.		2,278	114,576
Santos Ltd.		5,210	46,787
Sonic Healthcare Ltd.		2,150	23,301

		Shares	Value

Stockland		10,894	$51,806
Suncorp-Metway Ltd.		4,728	69,370
Tabcorp Holdings Ltd.		4,560	51,982
Telstra Corporation Ltd.		16,370	47,087
Toll Holdings Ltd.		2,773	30,200
Transurban Group		7,087	34,173
Wesfarmers Ltd.		3,017	81,491
Westfield Group		12,022	159,645
Westpac Banking Corporation		15,712	261,805
Woodside Petroleum Ltd.		4,065	116,337
Woolworths Ltd.		9,680	119,342

			4,399,732

Austria—0.4%
Boehler-Uddeholm		144	24,153
Erste Bank der Oesterreichischen Sparkassen AG		1,150	63,655
Flughafen Wien AG		67	4,777
IMMOFINANZ Immobilien Anlagen AG	*	3,602	34,453
Mayr-Melnhof Karton AG		31	4,313
OMV AG		1,430	82,711
RHI AG	*	126	3,385
Telekom Austria AG		2,978	66,549
Verbund-Oesterreichische Elektrizitaetswirtschafts AG Class A		80	28,389
Voestalpine AG		231	23,137
Wienerberger AG		487	19,344

			354,866

Belgium—1.1%
Agfa Gevaert NV		895	16,315
Barco NV		80	5,989
Bekaert SA		118	10,982
Belgacom SA		1,411	45,869
Cofinimmo		88	13,858
Colruyt SA		113	15,551
Compagnie Maritime Belge SA		135	4,434
Delhaize Group		606	39,509
Dexia		4,498	103,268
D’ieteren NV		21	5,754
Euronav SA Private Equity		162	4,679
Fortis		9,842	312,529
Groupe Bruxelles Lambert SA		596	58,222
Interbrew		1,409	61,018
KBC Bancassurance Holding		1,553	143,980
Mobistar SA		227	17,917
Omega Pharma SA		155	8,046
Solvay SA		501	55,042
UCB SA		691	32,348
Umicore		198	23,292

			978,602

Bermuda—0.1%
Frontline Ltd.		465	17,639
Kerry Properties Ltd.		4,000	10,603
Orient Overseas International Ltd.		2,200	7,443
Yue Yuen Industrial Holdings		3,500	9,731

			45,416

Cayman Islands—0.0%
ASM Pacific Technology Ltd.		500	2,823
Hutchison Telecommunications International Ltd.	*	6,000	8,660

			11,483

See accompanying notes to financial statements.	291

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Denmark—0.8%
AP Moller-Maersk A/S		10	$103,035
Bang & Olufsen A/S Class B		79	8,088
Coloplast A/S Class B		274	16,952
Danisco A/S		452	34,508
Danske Bank A/S		3,797	133,219
DSV DE Sammenslut Vogn A/S		231	28,388
FLS Industries AS Class B		149	4,394
GN Store Nord		2,031	26,512
H. Lundbeck A/S		507	10,469
NKT Holding A/S		179	8,177
Novo Nordisk A/S Class B		2,069	115,950
Novozymes A/S Class B		493	26,892
Ostasiatiske Kompagni		186	17,433
TDC A/S		1,606	95,814
Topdanmark A/S	*	178	15,413
Vestas Wind Systems A/S	*	1,566	25,513
William Demant Holding	*	208	11,443

			682,200

Finland—1.4%
Amer Group		569	10,557
Cargotec Corp.	*	332	11,447
Elisa Oyj Class A		1,201	22,138
Fortum Oyj		3,690	68,903
KCI Konecranes Oyj		99	4,841
Kesko Oyj Class B		422	11,923
Kone Oyj	*	664	26,243
Metso Oyj		826	22,576
Neste Oil Oyj	*	1,122	31,591
Nokia Oyj		37,033	676,344
Nokian Renkaat OYJ		850	10,674
Orion-Yhtymae Oy Class B		552	10,192
Outokumpu Oyj		669	9,906
Rautaruukki Oyj		940	22,743
Sampo Oyj		3,349	58,072
Stora Enso Oyj Class R	†	5,046	68,012
Tietoenator Oyj		743	27,042
UPM-Kymmene Oyj		4,270	83,440
Uponor Oyj		478	10,139
Wartsila Oyj Class B		477	14,061
YIT-Yhtyma Oyj		500	21,357

			1,222,201

France—8.5%
Accor SA		1,632	89,373
Air France		924	19,667
Air Liquide	†	922	176,555
Alcatel SA	*	10,497	129,509
Alstom	*	863	49,359
Atos Origin	*	586	38,452
Autoroutes du Sud de la France		624	36,772
AXA		12,474	401,177
BNP Paribas		6,624	532,890
Bouygues SA		1,626	79,137
Business Objects SA	*	511	20,601
Cap Gemini SA	*	988	39,600
Carrefour SA		4,749	221,346
Casino Guichard Perrachon SA		278	18,414
Cie de Saint-Gobain		2,620	155,079
Cie Generale D’Optique Essilor International SA		804	64,598
CNP Assurances		313	24,571
Credit Agricole SA		4,821	150,942
Dassault Systemes SA		456	25,617

		Shares	Value

France Telecom SA		$14,188	351,048
Groupe Danone		2,002	209,298
Hermes International		178	44,239
Imerys SA		256	18,427
Klepierre		330	30,850
LVMH Moet Hennessy Louis Vuitton SA		2,063	182,386
Lafarge SA		1,486	133,074
Lagardere S.C.A.		1,032	79,011
L’Oreal SA	†	2,409	178,205
Michelin (C.G.D.E.) Class B		1,174	65,650
Neopost SA		339	33,832
PagesJaunes SA		1,032	26,749
Pernod-Ricard		600	104,393
Peugeot SA		1,351	77,373
Pinault-Printemps-Redoute SA		549	61,587
Publicis Groupe		1,011	35,054
Renault SA		1,496	121,305
Safran SA		1,470	35,004
Sanofi-Synthelabo SA		8,768	764,442
Schneider Electric SA		1,909	169,529
SCOR		6,640	14,244
Societe BIC SA		239	14,145
Societe Des Autoroutes Paris-Rhin-Rhone		300	21,341
Societe Generale Class A		2,956	361,769
Societe Television Francaise[1]		986	27,263
Sodexho Alliance SA		760	31,170
Suez SA		880	10
Suez SA		880	27,282
Suez SA		7,571	234,652
Technip SA		804	48,398
Thales SA		617	27,822
Thomson		2,041	42,575
Total SA		4,676	1,174,290
Unibail		458	60,669
Valeo SA		528	19,528
Veolia Environnement		2,926	131,793
Vinci SA		1,406	120,599
Vivendi Universal SA		9,031	281,702
Zodiac SA		343	21,923

			7,656,290

Germany—6.1%
Adidas-Salomon AG		355	66,860
Allianz AG		3,155	475,262
Altana AG		583	31,486
BASF AG		4,511	343,208
Bayer AG		5,216	217,287
Beiersdorf AG		140	17,161
Carlsberg AS Class B		270	14,441
Celesio AG		274	23,461
Commerzbank AG		4,991	152,659
Continental AG		1,091	96,332
DaimlerChrysler AG		7,648	388,193
Deutsche Bank AG		4,138	398,402
Deutsche Boerse AG		869	88,513
Deutsche Lufthansa AG		1,804	26,573
Deutsche Post AG		5,362	129,190
Deutsche Telekom AG		22,895	379,595
Douglas Holding AG		278	10,640
Epcos AG	*	335	4,341
Fresenius Medical Care AG	†	282	29,529
Heidelberger Druckmaschinen		500	19,065
Hochtief AG		500	22,280
Hypo Real Estate Holding		1,072	55,327
Infineon Technologies AG	*	5,447	49,413
KarstadtQuelle AG	*†	380	5,739

292	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Linde AG		660	$51,192
Man AG		1,199	63,674
Merck AG		402	32,985
Metro AG		1,167	55,996
MLP AG		575	11,848
Muenchener Rueckversicherungs AG		1,469	198,320
Puma AG Rudolf Dassler Sport		131	37,922
RWE AG		3,353	246,379
SAP AG		1,864	334,477
Schering AG		1,315	87,688
Siemens AG		6,725	573,252
Suedzucker AG		374	8,733
ThyssenKrupp AG	†	2,662	55,180
TUI AG	†	1,870	38,065
E.ON AG		5,223	537,444
Volkswagen AG	†	1,842	96,590

			5,474,702

Greece—0.5%
Alpha Bank AE		2,004	58,294
Coca Cola Hellenic Bottling Company SA		940	27,525
Cosmote Mobile Communications SA		860	19,040
EFG Eurobank Ergasias SA		1,560	49,076
Emporiki Bank of Greece SA	*	600	20,257
Folli-Follie SA		100	2,651
Germanos SA		420	7,078
Hellenic Duty Free Shops SA		100	1,755
Hellenic Petroleum SA		890	12,438
Hellenic Technodomiki Tev SA		480	3,080
Hellenic Telecommunications Organization SA	*	2,130	45,060
Hyatt Regency SA		300	3,769
Intracom SA		500	3,294
National Bank of Greece SA		2,300	97,480
OPAP SA		1,460	50,130
Piraeus Bank SA		1,500	31,923
Public Power Corporation		810	17,615
Technical Olympic SA		500	2,768
Titan Cement Company SA		500	20,336
Viohalco		930	7,445

			481,014

Hong Kong—1.4%
Bank of East Asia Ltd.		10,600	32,022
BOC Hong Kong Holdings Ltd.		31,000	59,528
Cathay Pacific Airways Ltd.		8,000	13,978
Cheung Kong Holdings Ltd.		13,000	133,068
CLP Holdings Ltd.		15,000	87,006
Esprit Holdings Ltd.		7,500	53,199
Giordano International Ltd.		10,000	5,608
Hang Lung Properties Ltd.		17,000	26,488
Hang Seng Bank Ltd.		6,600	86,031
Henderson Land Development		6,000	28,171
Hong Kong & China Gas		30,000	63,989
Hong Kong Exchanges and Clearing Ltd.		10,000	41,463
HongKong Electric Holdings		11,500	56,888
Hopewell Holdings Ltd.		5,000	12,559
Hutchison Whampoa Ltd.		18,000	170,986
Johnson Electric Holdings Ltd.		10,000	9,458
Kingboard Chemicals Holdings Company Ltd.		7,500	20,251
Li & Fung Ltd.		16,000	30,786
Link REIT	*	17,500	33,178

		Shares	Value

MTR Corporation		11,000	$21,597
New World Development Ltd.		18,600	25,370
PCCW Ltd.		28,000	17,186
Sino Land Company		8,000	9,667
Sun Hung Kai Properties Ltd.		11,000	106,835
Swire Pacific Ltd. Class A		8,000	71,700
Techtronic Industries Company		7,000	16,652
Television Broadcasts Ltd.		2,000	10,620
Wharf Holdings Ltd.		10,000	35,258

			1,279,542

Ireland—0.7%
Allied Irish Banks PLC		7,359	156,762
Bank of Ireland		7,822	122,500
C&C Group PLC		700	4,409
C&C Group PLC		780	4,955
CRH PLC		4,520	132,410
DCC PLC		599	12,783
Depfa Bank PLC		2,971	43,541
Elan Corporation PLC	*	3,234	44,340
Fyffes PLC		2,423	6,553
Grafton Group PLC		1,718	18,613
Greencore Group PLC		1,189	4,718
Independent News & Media PLC		7,139	21,314
Irish Life & Permanent PLC		2,312	46,978
Kerry Group PLC Class A		1,024	22,547
Kingspan Group PLC		893	11,163

			653,586

Italy—3.6%
Alleanza Assicurazioni SpA		3,444	42,424
Arnoldo Mondadori Editore SpA		910	8,434
Assicurazioni Generali SpA	†	8,044	279,967
Autogrill SpA		999	13,644
Autostrade SpA		2,428	57,999
Banca Antonveneta SpA		802	24,857
Banca Fideuram SpA		2,548	13,792
Banca Intesa SpA		27,248	143,886
Banca Intesa SpA		7,771	38,294
Banca Monte dei Paschi di Siena SpA		10,085	46,903
Banca Nazionale Del Lavoro SpA	*	12,154	39,885
Banca Popolare di Milano Scrl	†	3,146	34,318
Banche Popolari Unite Scrl		3,171	69,272
Banco Popolare di Verona e Novara Scrl		3,500	70,521
Benetton Group SpA		478	5,456
Bulgari SpA		1,022	11,359
Capitalia SpA		12,015	69,270
Enel SpA	†	36,167	283,155
ENI-Ente Nazionale Idrocarburi SpA		21,808	606,848
Fiat SpA	*	4,029	35,037
FinecoGroup SpA		1,170	11,212
Finmeccanica SpA		2,560	49,379
Gruppo Editoriale L’Espresso SpA		1,158	6,085
Italcementi SpA		483	8,986
Luxottica Group SpA		1,102	27,883
Mediaset SpA		6,944	73,369
Mediobanca SpA		4,072	77,422
Mediolanum SpA		3,095	20,326
Pirelli & C SpA		20,636	18,884
Sanpaolo IMI SpA		9,392	146,399
Seat Pagine Gialle SpA	*	29,520	13,715
Snam Rete Gas SpA		7,437	30,481
Telecom Italia Media SpA	*	10,174	5,360
Telecom Italia RNC		51,029	126,098
Telecom Italia SpA		89,937	261,140

See accompanying notes to financial statements.	293

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Terna SpA		10,701	$26,307
Tiscali SpA	*	1,909	6,027
UniCredito Italiano SpA		43,822	300,853
UniCredito Italiano SpA		23,070	157,536

			3,262,783

Japan—24.5%
77 Bank Ltd. (The)		3,000	22,885
Acom Company Ltd.		590	37,926
Aderans Company Ltd.		500	14,968
Advantest Corporation	†	600	60,637
Aeon Company Ltd.		5,500	140,438
Aeon Credit Service Company Ltd.		300	28,395
Aiful Corporation		525	43,898
Aisin Seiki Company Ltd.		1,700	62,415
Ajinomoto Company Inc.		5,000	51,022
Alfresa Holdings Corporation		200	9,313
All Nippon Airways Company Ltd.		4,000	16,286
Alps Electric Company Ltd.		2,000	27,952
Amada Company Ltd.		3,000	26,432
Amano Corporation		1,000	19,029
Anritsu Corporation		1,000	5,692
Aoyama Trading Company Ltd.		400	13,518
Ariake Japan Company Ltd.		120	2,960
Asahi Breweries Ltd.		3,100	37,807
Asahi Glass Company Ltd.		8,000	103,094
Asahi Kasei Corporation		10,000	67,685
Asatsu-DK, Inc.		200	6,331
Autobacs Seven Company Ltd.		200	10,477
Bank of Fukuoka Ltd.		5,000	42,869
Bank of Kyoto, Ltd. (The)		2,000	24,130
Bank of Yokohama Ltd. (The)		10,000	81,874
Benesse Corporation		500	17,438
Bridgestone Corporation		6,000	125,102
Canon, Inc.	†	6,300	369,905
Casio Computer Company Ltd.		1,600	26,838
Central Glass Company Ltd.		2,000	11,059
Central Japan Railway Company		13	124,412
Chiba Bank Ltd. (The)		6,000	50,368
Chiyoda Corp.		1,000	22,920
Chubu Electric Power Company, Inc.		5,000	119,096
Chugai Pharmaceutical Company Ltd.		2,200	47,348
Circle K Sunkus Company Ltd.		300	7,619
Citizen Watch Company Ltd.		3,000	24,909
Coca-Cola West Japan Company Ltd.		300	7,002
COMSYS Holdings Corporation		1,000	14,301
Credit Saison Company Ltd.		1,400	69,795
CSK Corp.		500	24,986
KDDI Corporation		21	121,603
Dai Nippon Printing Company Ltd.		5,000	88,977
Daicel Chemical Industries Ltd.		2,000	14,351
Daido Steel Co., Ltd.		3,000	28,612
Daiichi Sankyo Co., Ltd.	*	5,302	102,305
Daikin Industries Ltd.		2,000	58,370
Daimaru, Inc.		2,000	28,776
Dainippon Ink & Chemical, Inc.		6,000	26,084
Dainippon Screen Manufacturing Company Ltd.		2,000	16,722
Daito Trust Construction Company Ltd.		700	36,142
Daiwa House Industry Company Ltd.		4,000	62,546
Daiwa Securities Group, Inc.		10,000	113,351

		Shares	Value

Denki Kagaku Kogyo KK		6,000	$26,508
Denso Corporation		4,500	155,833
Dentsu, Inc.		16	52,244
Dowa Mining Company Ltd.		2,000	21,686
E*Trade Securities Co., Ltd.		4	30,882
East Japan Railway Company		28	192,256
Ebara Corporation		2,000	10,798
Eisai Company Ltd.		2,100	88,475
Electric Power Development Company		1,200	41,213
Familymart Company Ltd.		600	20,280
Fanuc Ltd.		1,500	127,443
Fast Retailing Company Ltd.		400	39,155
Fuji Electric Holdings Company Ltd.		4,000	21,176
Fuji Photo Film Company Ltd.		4,100	135,931
Fuji Soft ABC, Inc.		200	6,701
Fujikura Ltd.		3,000	24,304
Fujitsu Ltd.		15,000	114,044
Furukawa Electric Company Ltd. (The)	*	5,000	39,206
Goodwill Group, Inc. (The)		4	8,114
Gunma Bank Ltd.		3,000	22,149
Gunze Ltd.		2,000	13,281
Hankyu Department Stores, Inc.		1,000	8,711
Hino Motors Ltd.		2,000	12,656
Hirose Electric Company Ltd.		330	43,907
Hitachi Cable Ltd.		1,000	4,693
Hitachi Chemical Company Ltd.		900	23,788
Hitachi Construction Machinery Company Ltd.		700	16,364
Hitachi Credit Corporation		400	7,972
Hitachi Ltd.		27,000	181,957
Hitachi Software Engineering Company Ltd.		200	4,187
Hokkaido Electric Power Company, Inc.		1,400	28,471
Hokugin Financial Group, Inc.		8,000	37,304
Honda Motor Company Ltd.		6,600	381,006
House Foods Corporation		500	7,589
Hoya Corporation		3,600	129,430
Ibiden Co., Ltd.		900	48,210
INPEX Corp.		3	26,727
Isetan Company Ltd.		1,400	29,831
Ishihara Sangyo Kaisha Ltd.		6,000	10,739
Ishikawajima-Harima Heavy Industries Company Ltd.	*	9,000	28,557
Ito En Ltd.		400	24,009
Itochu Corporation		13,000	108,553
Itochu Techno-Science Corporation		300	14,357
Jafco Company Ltd.		200	17,886
Japan Airlines System Corporation	†	5,000	13,606
Japan Real Estate Investment Corporation REIT		2	16,472
Japan Retail Fund Investment Corporation REIT		2	15,516
Japan Tobacco, Inc.		8	116,999
JFE Holdings, Inc.		4,700	157,320
JGC Corporation		2,000	38,103
Joyo Bank Ltd.		6,000	35,743
JSR Corporation		1,400	36,811
Kajima Corporation		7,000	40,153
Kaken Pharmaceutical Company Ltd.		1,000	7,779
Kamigumi Company Ltd.		2,000	17,715
Kaneka Corporation		2,000	24,159
Kansai Electric Power Company, Inc. (The)		6,500	139,483
Kansai Paint Company Ltd.		2,000	17,160

294	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Kao Corporation		5,000	$133,940
Katokichi Company Ltd.		900	6,141
Kawasaki Heavy Industries Ltd.	†	9,000	32,982
Kawasaki Kisen Kaisha Ltd.		4,000	25,117
Keihin Electric Express Railway Company Ltd.		3,000	23,637
Keio Electric Railway Company Ltd.		5,000	29,872
Keisei Electric Railway Co., Ltd.		2,000	13,683
Keyence Corporation		300	85,337
Kikkoman Corporation		1,000	9,745
Kinden Corporation		1,000	9,028
Kinki Nippon Railway Company Ltd.		13,000	51,904
Kirin Brewery Company Ltd.		6,000	70,168
Kobe Steel Ltd.		23,000	74,020
Kokusai Securities Company Ltd.		2,000	25,002
Kokuyo Company Ltd.		700	10,365
Komatsu Ltd.		7,000	115,743
Komori Corporation		430	7,898
Konami Corporation		600	13,205
Konica Corporation		4,500	45,754
Koyo Seiko Company Ltd.		2,000	37,281
Kubota Corporation		9,000	76,125
Kuraray Company Ltd.		3,000	31,095
Kuraya Sanseido, Inc.		1,400	20,269
Kurita Water Industries Ltd.		700	13,335
Kyocera Corporation		1,300	95,071
Kyowa Hakko Kogyo Company Ltd.		3,000	20,916
Kyushu Electric Power Company Inc.		3,300	71,621
Lawson, Inc.		500	20,605
Leopalace21 Corporation		1,000	36,196
Mabuchi Motor Company Ltd.		400	22,176
Makita Corporation		1,000	24,548
Marubeni Corporation		11,000	58,925
Marui Company Ltd.		2,800	55,040
Matsumotokiyoshi Company Ltd.		300	9,520
Matsushita Electric Industrial Company Ltd.		17,000	327,733
Matsushita Electric Works Ltd.		3,000	28,038
Meiji Dairies Corporation		2,000	10,122
Meiji Seika Kaisha Ltd.		2,000	10,631
Meitec Corporation		300	9,690
Millea Holdings, Inc.		12	207,012
Minebea Company Ltd.		3,000	16,060
Mitsubishi Chemical Holdings Corp.	*	9,000	56,715
Mitsubishi Corporation		9,900	218,635
Mitsubishi Electric Corporation		16,000	113,426
Mitsubishi Estate Company Ltd.		9,000	186,411
Mitsubishi Gas Chemical Company, Inc.		3,000	28,507
Mitsubishi Heavy Industries Ltd.		25,000	110,483
Mitsubishi Logistics Corporation		1,000	16,794
Mitsubishi Materials Corporation		8,000	41,000
Mitsubishi Rayon Company Ltd.		4,000	26,500
Mitsubishi Tokyo Financial Group, Inc.		61	830,894
Mitsui & Company Ltd.		12,000	154,223
Mitsui Chemicals, Inc.		5,000	33,583
Mitsui Engineering & Shipbuilding Company Ltd.		6,000	19,538
Mitsui Fudosan Company Ltd.		7,000	141,756
Mitsui Mining & Smelting Company Ltd.		4,000	25,138
Mitsui O.S.K. Lines Ltd.		9,000	78,733
Mitsui Sumitomo Insurance Company Ltd.		10,000	122,651

		Shares	Value

Mitsui Trust Holdings, Inc.		5,000	$60,239
Mitsukoshi Ltd.		3,000	19,565
Mitsumi Electric Company Ltd.		400	4,536
Mizuho Financial Group, Inc.		80	635,134
Murata Manufacturing Company Ltd.		1,800	115,611
NEC Corporation		16,000	99,227
NTT DoCoMo, Inc.		142	216,308
Namco Bandai Holdings, Inc.	*	2,250	32,899
NEC Electronics Corporation		300	9,803
NET One Systems Company Ltd.		4	9,662
NGK Insulators Ltd.		2,000	29,709
NGK Spark Plug Company Ltd.		2,000	43,384
Nichii Gakkan Company		200	5,079
Nichirei Company		2,000	8,362
Nidec Corporation		1,000	85,096
Nikko Cordial Corporation		6,500	103,444
Nikon Corporation		2,000	31,575
Nintendo Company Ltd.		800	96,894
Nippon Building Fund, Inc. REIT		3	25,246
Nippon Electric Glass Company Ltd.		2,000	43,881
Nippon Express Company Ltd.		7,000	42,649
Nippon Kayaku Company Ltd.		3,000	25,694
Nippon Light Metal Company Ltd.		3,000	8,280
Nippon Meat Packers, Inc.		2,000	21,006
Nippon Mining Holdings, Inc.		6,000	42,657
Nippon Oil Corporation		10,000	77,517
Nippon Sanso Corporation		2,000	13,383
Nippon Sheet Glass Company Ltd.		3,000	13,109
Nippon Shokubai Company Ltd.		1,000	11,359
Nippon Steel Corporation		52,000	184,493
Nippon Telegraph & Telephone Corporation		44	199,737
Nippon Unipac Holding		7	27,978
Nippon Yusen Kabushiki Kaisha		8,000	54,800
Nishimatsu Construction Company Ltd.		2,000	8,208
Nishi-Nippon City Bank, Ltd. (The)		4,000	23,786
Nissan Chemical Industries Ltd.		1,000	14,205
Nissan Motor Company Ltd.		19,000	193,863
Nisshin Seifun Group, Inc.		2,200	23,251
Nisshin Steel Company Ltd.		6,000	19,283
Nisshinbo Industries, Inc.		1,000	10,843
Nissin Food Products Company Ltd.		600	17,315
Nitori Company Ltd.		150	13,967
Nitto Denko Corporation		1,400	109,105
NOK Corporation		1,100	29,818
Nomura Holdings, Inc.		14,900	286,894
Nomura Research Institute Ltd.		170	20,790
NSK Ltd.		4,000	27,364
NTN Corporation		3,000	23,681
NTT Data Corporation		10	49,659
Obayashi Corporation		5,000	36,736
Obic Company Ltd.		100	22,025
Odakyu Electric Railway Company Ltd.		6,000	35,718
Oji Paper Company Ltd.		6,000	35,424
Oki Electric Industry Company Ltd.		4,000	14,644
Okumura Corporation		2,000	11,258
Olympus Corporation		2,000	52,533
Omron Corporation		1,700	39,268
Onward Kashiyama Company Ltd.		1,000	19,703
Oracle Corporation		300	14,881
Oriental Land Company Ltd.		400	21,803
ORIX Corporation		700	178,216
Osaka Gas Company Ltd.		17,000	58,633
Pioneer Corporation		1,200	16,618
Promise Company Ltd.		710	47,355
Q.P. Corporation		800	7,122

See accompanying notes to financial statements.	295

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Rakuten, Inc.	*	34	$32,732
Resona Holdings, Inc.	*	37	149,028
Ricoh Company Ltd.		6,000	105,085
Rinnai Corporation		300	7,101
Rohm Company Ltd.		900	98,415
Ryohin Keikaku Company Ltd.		200	17,500
Sanden Corporation		1,000	4,637
Sanken Electric Company Ltd.		1,000	16,246
Sankyo Company Ltd.		400	23,159
Santen Pharmaceutical Company Ltd.		700	19,422
Sanwa Shutter Corporation		1,000	6,155
Sanyo Electric Company Ltd.	†	12,000	32,735
Sapporo Breweries Ltd.		4,000	22,379
SBI Holdings, Inc.		44	29,701
Secom Company Ltd.		2,000	104,775
Sega Sammy Holdings, Inc.		1,048	35,131
Seiko Epson Corporation		800	20,117
Seino Transportation Company Ltd.		1,000	10,891
Sekisui Chemical Company Ltd.		4,000	27,061
Sekisui House Ltd.		4,000	50,253
Seven & I Holdings Co., Ltd.	*	6,840	292,965
Sharp Corporation		8,000	121,754
Shimachu Company Ltd.		600	18,264
Shimamura Company Ltd.		200	27,644
Shimano, Inc.		500	13,160
Shimizu Corporation		6,000	44,032
Shin-Etsu Chemical Company Ltd.		3,300	175,706
Shinko Securities Co., Ltd.		4,000	20,185
Shinsei Bank Ltd.		8,000	46,392
Shionogi & Company Ltd.		3,000	42,187
Shiseido Company Ltd.		3,000	55,830
Shizuoka Bank Ltd.		5,000	50,181
Showa Denko KK		9,000	35,037
Showa Shell Sekiyu KK		1,400	16,711
Skylark Company Ltd.		500	7,970
SMC Corporation		500	71,472
Softbank Corporation	†	6,300	266,144
Sojitz Corporation	*	1,500	8,891
Sompo Japan Insurance, Inc.		7,000	94,840
Sony Corporation		8,400	342,912
Stanley Electric Company Ltd.		1,100	17,883
Sumitomo Bakelite Company Ltd.		2,000	16,478
Sumitomo Chemical Company Ltd.		12,000	82,382
Sumitomo Corporation		9,000	116,504
Sumitomo Electric Industries Ltd.		6,000	91,159
Sumitomo Heavy Industries Ltd.		4,000	33,488
Sumitomo Metal Industries Ltd.		35,000	134,112
Sumitomo Metal Mining Company Ltd.		4,000	49,437
Sumitomo Mitsui Financial Group, Inc.		40	422,682
Sumitomo Osaka Cement Company Ltd.		4,000	11,705
Sumitomo Realty & Development Company Ltd.		3,000	65,175
Sumitomo Rubber Industries, Inc.		1,000	14,266
Sumitomo Trust & Banking Company Ltd. (The)		10,000	101,990
Suruga Bank Ltd. (The)		2,000	25,119
Suzuken Company Ltd.		360	11,475
T&D Holdings, Inc.		1,900	126,184
TDK Corporation		1,000	70,999
Taiheiyo Cement Corporation		6,000	24,367
Taisei Corporation		7,000	31,695

		Shares	Value

Taisho Pharmaceutical Company Ltd.		1,300	$24,363
Taiyo Yuden Company Ltd.		1,000	13,747
Takara Holdings, Inc.		2,000	11,877
Takashimaya Company Ltd.		2,000	31,954
Takeda Chemical Industries Ltd.		7,420	402,147
Takefuji Corporation		940	63,841
Takuma Co Ltd.		1,000	6,685
Tanabe Seiyaju Company Ltd.		2,000	19,409
Teijin Ltd.		8,000	50,878
Teikoku Oil Company Ltd.		2,000	26,191
Terumo Corporation		1,500	44,448
THK Company Ltd.		800	20,865
TIS, Inc.		300	9,250
Tobu Railway Company Ltd.		6,000	31,434
Toda Corporation		2,000	10,984
Toho Company Ltd.		1,200	26,844
Tohoku Electric Power Company Inc.		3,700	75,183
Tokuyama Corp.		2,000	25,719
Tokyo Broadcasting System		200	5,424
Tokyo Electric Power Company, Inc. (The)		9,700	235,909
Tokyo Electron Ltd.		1,400	87,961
Tokyo Gas Company Ltd.		18,000	80,141
Tokyo Style Company Ltd.		1,000	12,260
Tokyo Tatemono Co., Ltd.		2,000	19,886
Tokyu Corporation		8,000	56,563
Tokyu Land Corporation		3,000	29,974
TonenGeneral Sekiyu KK		3,000	32,203
Toppan Printing Company Ltd.		5,000	58,272
Toray Industries, Inc.		11,000	89,610
Toshiba Corporation		24,000	143,465
Tosoh Corporation		4,000	17,548
Tostem Inax Holding Corporation		2,000	39,967
Toto Ltd.		2,000	16,840
Toyo Seikan Kaisha Ltd.		1,200	19,576
Toyo Suisan Kaisha Ltd.		1,000	16,166
Toyobo Company Ltd.		4,000	13,420
Toyoda Gosei Company Ltd.		500	9,770
Toyota Industries Corporation		1,700	61,049
Toyota Motor Corporation		24,100	1,259,403
Toyota Tsusho Corp.		2,000	45,340
Trend Micro, Inc.	*	1,000	37,996
Ube Industries Ltd.		9,000	24,401
Uni-Charm Corporation		300	13,481
Uniden Corp.		1,000	19,502
UNY Company Ltd.		2,000	31,542
Ushio, Inc.		1,000	23,371
USS Company Ltd.		200	12,768
Wacoal Corp.		1,000	13,534
West Japan Railway Company		14	58,335
Yahoo Japan Corporation		64	97,107
Yakult Honsha Company Ltd.		1,000	20,796
Yamada Denki Company Ltd.		600	75,026
Yamaha Corporation		1,400	23,294
Yamaha Motor Company Ltd.		1,500	39,215
Yamanouchi Pharmaceutical Company Ltd.		4,575	178,842
Yamato Transport Company Ltd.		3,000	49,893
Yamazaki Baking Company Ltd.		1,000	8,149
Yaskawa Electric Corp.	*	2,000	20,193
Yokogawa Electric Corporation	†	2,000	34,151
Zeon Corporation		1,000	13,274

			21,910,730

296	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Luxembourg—0.1%
Arcelor		4,156	$102,497
Stolt Offshore SA	*	1,569	18,291

			120,788

Netherlands—4.7%
ABN AMRO Holding NV		14,992	389,779
ASM Lithography Holdings NV	*†	4,027	80,378
Aegon NV		11,960	194,606
Akzo Nobel NV		2,308	106,446
Buhrmann NV		1,100	16,164
Corio NV		334	18,065
DSM NV		1,280	52,067
Euronext NV		853	44,240
European Aeronautic Defense and Space Company		1,933	72,595
Getronics NV		1,442	19,314
Hagemeyer NV	*†	3,765	12,178
Heineken NV		2,037	64,325
IHC Caland NV		369	29,674
ING Groep NV		15,707	542,622
James Hardie Industries NV		4,228	27,763
Royal KPN NV		17,702	176,773
Koninklijke Ahold NV	*	12,500	93,431
Koninklijke Philips Electronics NV		11,053	341,862
Oce NV		599	8,591
Qiagen NV	*	1,090	12,731
Randstad Holding NV		420	18,183
Reed Elsevier NV		5,831	80,937
Rodamco Europe NV		358	29,697
Royal Dutch Shell PLC—Class A		33,938	1,034,608
Royal Numico NV	*	1,463	60,425
STMicroelectronics NV		5,098	91,288
TNT NV		3,513	109,408
Unilever NV	†	4,795	326,626
VNU NV		2,014	66,473
Vedior NV		1,538	22,698
Wereldhave NV		171	16,040
Wolters Kluwer NV		2,489	50,156

			4,210,143

New Zealand—0.2%
Auckland International Airport Ltd.		8,084	10,915
Contact Energy Ltd.		2,322	10,490
Fisher & Paykel Appliances Holdings Ltd.		1,564	3,697
Fisher & Paykel Healthcare Corporation		3,856	10,020
Fletcher Building Ltd.		4,375	22,539
Sky City Entertainment Group Ltd.		3,532	11,279
Sky Network Television Ltd.	*	1,544	6,634
Telecom Corporation of New Zealand Ltd.		16,739	68,490
Tower Ltd.	*	1,898	2,689
Vector Ltd.	*	1,296	2,317
Warehouse Group Ltd.		1,485	3,601
Waste Management NZ Ltd.		778	3,252

			155,923

Norway—0.6%
DNB NOR ASA		5,478	58,126
Norsk Hydro ASA		1,176	120,602
Norske Skogindustrier ASA		1,516	23,981

		Shares	Value

Orkla ASA		1,594	$65,876
Petroleum Geo-Services ASA	*	414	12,741
Schibsted ASA		367	10,886
Smedvig ASA		600	17,421
Statoil ASA		5,334	121,896
Storebrand		2,060	17,707
Tandberg ASA	†	985	5,998
Telenor ASA		6,900	67,467
Tomra Systems ASA	†	1,398	9,965
Yara International ASA		1,725	24,998

			557,664

Portugal—0.3%
Banco BPI SA		2,502	11,387
Banco Comercial Portugues SA Class R		17,800	48,938
Banco Espirito Santo SA		871	13,955
Brisa-Auto Estradas de Portugal SA		2,875	24,225
Cimpor Cimentos de Portugal SA		1,457	7,981
Electricidade de Portugal SA		17,328	53,127
Jeronimo Martins SGPS SA		328	4,913
Portugal Telecom SGPS SA		6,401	64,469
PT Multimedia Servicos de
Telecomunicacoes e Multimedia SGPS SA		624	7,090
Sonae SGPS SA		7,461	10,362

			246,447

Singapore—0.8%
Allgreen Properties Ltd.		4,000	3,128
Ascendas Real Estate Investment Trust REIT		7,300	8,553
Capitaland Ltd.		8,000	16,527
CapitaMall Trust REIT		5,000	6,729
Chartered Semiconductor Manufacturing Ltd.	*	7,000	5,403
City Developments Ltd.		5,000	26,144
ComfortDelgro Corporation Ltd.		15,000	14,420
Creative Technology Ltd		400	3,269
DBS Group Holdings Ltd.		10,000	99,067
Fraser & Neave Ltd.		2,000	22,268
Jardine Cycle & Carriage Ltd.		1,000	6,674
Keppel Corporation Ltd.		5,000	32,989
Keppel Land Ltd.		4,000	8,813
Neptune Orient Lines Ltd.		4,000	8,090
Oversea-Chinese Banking Corp.		21,600	86,962
Parkway Holdings Ltd.		3,000	3,808
SembCorp Industries, Ltd.		10,340	16,998
SembCorp Logistics, Ltd.		2,518	2,573
SembCorp Marine Ltd.		4,000	6,630
Singapore Airlines Ltd.		5,000	37,180
Singapore Exchange Ltd.		6,000	10,479
Singapore Land Ltd.		1,000	3,206
Singapore Post Ltd.		10,000	6,889
Singapore Press Holdings Ltd.		13,500	34,850
Singapore Technologies Engineering Ltd.		12,000	20,644
Singapore Telecommunications Ltd.		57,220	89,595
SMRT Corp Ltd.		6,000	3,892
ST Assembly Test Services Ltd.	*	7,000	4,730
Suntec REIT		5,000	3,241
United Overseas Bank Ltd.		10,000	87,744
United Overseas Land Ltd.		3,000	4,527
Venture Corporation Ltd.		2,000	16,576

			702,598

See accompanying notes to financial statements.	297

SCHEDULE OF INVESTMENTS —(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

Spain—3.6%
Abertis Infraestructuras SA		2,215	$55,536
Acciona SA		264	29,419
Acerinox SA		1,463	21,214
ACS Actividades Construccion y Servicios		2,163	69,253
Altadis SA		2,330	105,168
Antena 3 de Television SA		1,163	27,623
Banco Bilbao Vizcaya Argentaria SA		28,422	505,342
Banco Popular Espanol SA		6,950	84,421
Banco Santander Central Hispano SA		49,773	653,607
Cintra Concesiones de
Infraestructuras de Transporte SA	*	1,515	17,469
Corporacion Mapfre SA		836	13,738
Endesa SA		8,026	209,466
Fomento de Construcciones Y Contratas SA		370	20,901
Gamesa Corporation Tecnologica SA		762	11,107
Gas Natural SDG SA		1,394	38,948
Grupo Ferrovial SA		575	39,754
Iberdrola SA		6,590	179,424
Iberia Lineas Aereas de Espana		3,530	9,518
Inditex SA		1,827	59,441
Indra Sistemas SA		1,576	30,689
Inmobiliaria Colonial		280	15,821
Metrovacesa SA		558	33,812
NH Hoteles SA		1,493	23,317
Promotora de Informaciones SA		1,051	17,842
Repsol YPF SA		7,319	213,360
Sacyr Vallehermoso SA		976	23,705
Sociedad General de Aguas de Barcelona SA Class B		937	19,884
Sogecable SA	*†	338	13,499
Telefonica Publicidad e Informacion SA		2,406	20,357
Telefonica SA		37,377	559,507
Union Fenosa SA		1,791	66,431
Zeltia SA		1,200	8,333

			3,197,906

Sweden—2.3%
Alfa Laval AB		708	15,293
Assa Abloy AB Class B		2,182	34,288
Atlas Copco AB—Class A		2,947	65,519
Atlas Copco AB—Class B		1,806	35,949
Axfood AB		275	7,670
Billerud AB		333	4,346
Capio AB	*	590	10,485
Castellum AB		297	10,676
D Carnegie AB		350	5,149
Electrolux AB Class B		2,441	63,374
Elekta AB-Class B		525	7,776
Eniro AB		1,320	16,606
Gambro AB—Class A		1,194	13,020
Gambro AB—Class B		606	6,587
Getinge AB		1,588	21,846
Hennes & Mauritz AB Class B		3,996	135,493
Hoganas AB Class B		196	4,231
Holmen AB Class B		441	14,538
Kungsleden AB		370	10,696
Lundin Petroleum AB	*	1,245	13,130
Modern Times Group AB Class B	*	430	17,913
Nordea Bank AB		18,240	188,968
OMHEX AB	*	585	8,129

		Shares	Value

Oriflame Cosmetics SA SDR		210	$6,042
Sandvik AB		1,773	82,211
SAS AB	*	478	6,277
Scania AB Class B		704	25,431
Securitas AB Class B		2,288	37,954
Skandia Forsakrings AB		8,814	52,726
Skandinaviska Enskilda Banken AB Class A		3,730	76,634
Skanska AB Class B		3,312	50,378
SKF AB		3,332	46,665
Ssab Svenskt Stal AB Class A		467	16,982
Ssab Svenskt Stal AB Class B		223	7,550
Svenska Cellulosa AB Class B		1,710	63,799
Svenska Handelsbanken AB Class A		4,406	108,990
Swedish Match AB		2,919	34,266
Tele2 AB—Class B		2,595	27,861
Telefonaktiebolaget LM Ericsson Class B		124,171	427,007
TeliaSonera AB		14,929	80,253
Trelleborg AB Class B		695	13,840
Volvo AB Class A		857	39,224
Volvo AB Class B	†	1,897	89,323
Wihlborgs Fastigheter AB	*	650	12,356
Wihlborgs Syd AB		130	3,136
WM-data AB Class B		2,069	6,602

			2,027,189

Switzerland—6.5%
ABB Ltd.	*	16,145	156,526
Adecco SA		1,058	48,595
Ciba Specialty Chemicals AG		590	38,063
Clariant AG	*	1,921	28,180
Compagnie Financiere Richemont AG Class A		4,179	181,347
Credit Suisse Group		10,179	516,855
Geberit AG		30	23,711
Givaudan		60	40,510
Holcim Ltd.		1,563	106,059
Kudelski SA	*	295	8,737
Kuehne & Nagel International AG		90	25,306
Kuoni Reisen Holding	*	19	7,808
Lonza Group AG		306	18,657
Micronas Semiconductor Holdings AS	*	231	7,708
Nestle SA		3,372	1,003,801
Nobel Biocare Holding AG		191	41,911
Novartis AG		19,483	1,018,628
Phonak Holding AG		314	13,497
PSP Swiss Property AG	*	350	15,118
Rieter Holding AG		37	10,936
Roche Holding AG		5,880	878,839
Schindler Holding AG		45	17,816
Serono SA Class B		46	36,412
SGS SA		36	30,251
Straumann Holding AG		65	15,022
Sulzer AG		31	16,376
Swatch Group AG		503	15,173
Swatch Group AG Class B		277	40,996
Swiss Reinsurance		2,715	197,763
Swisscom AG		184	57,801
Syngenta AG	*	854	105,960
Synthes, Inc.		356	39,938
UBS AG		8,654	819,949
Unaxis Holding AG Class R	*	53	7,961
Valora Holding AG	*	26	5,033
Zurich Financial Services AG	*	1,208	256,260

			5,853,503

298	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)

United Kingdom—21.7%
3i Group PLC		4,818	$70,072
Aegis Group PLC		10,694	22,524
Aggreko PLC		1,629	7,602
Alliance Unichem PLC		2,245	30,885
Amec PLC		2,700	15,949
Amvescap PLC		6,174	46,905
Anglo American PLC		11,906	405,723
ARM Holdings PLC		10,315	21,383
Arriva PLC		1,576	15,778
Associated British Ports Holdings PLC		2,834	28,582
AstraZeneca PLC		13,456	653,273
Aviva PLC		20,000	242,186
BAA PLC		8,574	92,353
BG Group PLC		29,761	294,191
BOC Group PLC		4,274	88,062
BAE Systems PLC		27,117	178,044
Balfour Beatty PLC		3,420	21,047
Barclays PLC		54,146	567,371
Barratt Developments PLC		1,924	32,615
BBA Group PLC		3,934	22,228
Bellway PLC		909	17,596
Berkeley Group Holdings PLC		994	18,912
BHP Billiton PLC		20,726	338,809
Boots Group PLC		5,812	60,143
BP PLC		175,039	1,872,030
Brambles Industries PLC		5,766	41,323
British Airways PLC	*	4,785	27,475
British American Tobacco PLC		13,296	296,772
British Land Company PLC		4,311	79,024
British Sky Broadcasting PLC		10,069	85,628
Brixton PLC		2,060	15,293
BT Group PLC		71,214	272,627
Bunzl PLC		3,373	36,978
Burberry Group PLC		2,625	19,349
Cable & Wireless PLC		18,616	38,404
Cadbury Schweppes PLC		17,564	165,763
Capita Group PLC		5,866	42,017
Carnival PLC		1,415	80,282
Cattles PLC		2,649	14,973
Centrica PLC		29,685	129,910
Close Brothers Group PLC		1,002	15,604
Cobham PLC		8,910	25,986
Compass Group PLC		17,881	67,745
Cookson Group PLC	*	1,576	11,503
Corus Group PLC		34,415	34,887
Daily Mail and General Trust NV Class A		2,400	32,530
Davis Service Group PLC		1,254	10,439
De La Rue PLC		1,167	9,359
Diageo PLC		24,770	357,548
Dixons Group PLC		16,589	46,604
Eircom Group PLC		4,024	9,394
Electrocomponents PLC		4,126	19,948
Emap PLC		2,585	38,398
EMI Group PLC		6,287	26,175
Enterprise Inns PLC		3,088	49,778
First Choice Holidays PLC		3,620	15,547
FirstGroup PLC		3,209	22,115
FKI PLC		4,542	9,066
Friends Provident PLC		14,329	46,633
Gallaher Group PLC		5,225	78,796
GKN PLC		5,671	27,982
GlaxoSmithKline PLC		48,813	1,230,832
Great Portland Estates PLC		1,047	7,716

		Shares	Value

Group 4 Securicor PLC		9,839	$27,221
GUS PLC		7,402	131,315
HSBC Holdings PLC		94,502	1,513,418
Hammerson PLC		2,383	41,876
Hanson PLC		5,779	63,459
Hays PLC		15,085	32,502
HBOS PLC		32,641	556,247
Hilton Group PLC		12,799	79,863
HMV Group PLC		2,784	8,646
ICAP PLC		3,894	27,094
Imi PLC		2,838	24,512
Imperial Chemical Industries PLC		9,993	56,919
Imperial Tobacco Group PLC		5,902	175,753
Inchcape PLC		653	25,653
Intercontinental Hotels Group PLC		4,039	58,144
International Power PLC	*	12,469	51,342
Intertek Testing Services Ltd.		1,272	15,231
Invensys PLC	*	43,259	13,729
J Sainsbury PLC		11,356	61,503
J Sainsbury PLC, Deferred Shrs	‡d	9,899	—
Johnson Matthey PLC		1,754	42,563
Kelda Group PLC		2,984	39,688
Kesa Electricals PLC		4,193	18,783
Kingfisher PLC		18,601	75,767
Legal & General Group PLC		55,155	115,536
Liberty International PLC		2,043	34,456
Lloyds TSB Group PLC		46,995	393,044
LogicaCMG PLC		10,173	30,997
London Stock Exchange PLC		2,101	22,374
Man Group PLC		2,316	76,021
Marconi Corporation PLC	*	1,836	12,160
Marks & Spencer Group PLC		13,393	116,186
Meggitt PLC		3,847	23,935
MFI Furniture Group PLC		5,133	7,099
Misys PLC		3,985	16,332
Mitchells & Butlers PLC		5,402	38,726
National Express Group PLC		1,122	16,582
National Grid PLC		22,826	222,908
National Grid PLC Deferred Shares	‡d	24,621	—
Next PLC		2,063	54,270
Pearson PLC		6,970	82,331
Peninsular and Oriental Steam Navigation Company (The)		6,292	50,362
Persimmon PLC		2,445	52,771
Pilkington PLC		9,042	23,117
Premier Farnell PLC		3,094	9,184
Provident Financial PLC		2,037	19,153
Prudential PLC		20,097	190,136
Punch Taverns PLC		2,000	29,190
Rank Group PLC		4,922	25,861
Reckitt Benckiser PLC		5,211	171,649
Reed Elsevier PLC		11,016	103,246
Rentokil Initial PLC		14,891	41,929
Resolution PLC		1,600	17,893
Reuters Group PLC		11,705	86,611
Rexam PLC		4,868	42,459
Rio Tinto PLC		8,977	409,781
Rolls-Royce Group PLC	*	13,463	98,971
Royal & Sun Alliance Insurance Group PLC		25,099	54,239
Royal Bank of Scotland Group PLC		26,649	803,262
Royal Dutch Shell PLC—Class B		23,100	739,299
SABMiller PLC		7,588	138,107
Sage Group PLC		11,338	50,260
Schroders PLC		1,387	22,648
Scottish & Newcastle PLC		6,278	52,448
Scottish & Southern Energy PLC		7,234	125,994
Scottish Power PLC		15,106	141,013

See accompanying notes to financial statements.	299

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund	Shares	Value

COMMON STOCKS—(Continued)

Serco Group PLC	4,157	$22,428
Severn Trent PLC	2,960	55,115
Signet Group PLC	15,918	29,379
Slough Estates PLC	3,736	38,377
Smith & Nephew PLC	7,799	71,660
Smiths Group PLC	4,570	82,171
SSL International PLC	1,427	7,487
Stagecoach Group PLC	6,784	13,464
Stratex Networks, Inc.	3,840	109,866
Tate & Lyle PLC	4,405	42,585
Taylor Woodrow PLC	4,628	30,333
Tesco PLC	65,848	374,897
Tomkins PLC	6,884	35,362
Travis Perkins PLC	965	23,148
Trinity Mirror PLC	2,640	26,006
Unilever PLC	23,276	231,100
United Business Media PLC	2,205	24,187
United Utilities PLC	7,238	83,316
Vodafone Group PLC	528,520	1,136,025
Whitbread PLC	2,199	35,829
William Hill PLC	3,359	30,838
Wimpey (George) PLC	3,117	25,780
Wolseley PLC	5,029	105,914
WPP Group PLC	9,594	103,674
Yell Group PLC	5,884	54,152

		19,401,527

TOTAL COMMON STOCKS (Cost $58,617,940)		84,886,835

MUTUAL FUNDS—0.0%

Switzerland—0.0%
Logitech International SA (Cost $17,310)	732	34,335

PREFERRED STOCKS—0.2%

Germany—0.2%
Fresenius Medical Care AG	200	18,603
Henkel KGaA	468	46,837
Porsche AG	66	47,192
ProSieben SAT.1 Media AG	783	15,012
RWE AG	318	20,357
Volkswagen AG	839	32,080

TOTAL PREFERRED STOCKS (Cost $135,606)		180,081

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.5%

U.S. Treasury Bills—0.5%
U.S. Treasury Bill
3.840%	03/09/2006	**
(Cost $471,555)			$475,000	471,555

RIGHTS—0.0%

Portugal—0.0%
Sonae SGPS SA Rights, Expires 01/04/06		‡
(Cost $2,511)			7,461	3,817

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—3.0%

Institutional Money Market Funds—0.2%
American Beacon Funds		††	$11,232	$11,232
BGI Institutional Fund		††	146,023	146,023
Goldman Sachs Financial Square Prime Obligations Fund		††	11,232	11,232
Merrimac Cash Fund—Premium Class		††	17,972	17,972

				186,459

Bank & Certificate Deposits/Offshore Time Deposits—2.6%
Abbey National PLC
4.290%	01/11/2006	††	56,163	56,163
Bank of Nova Scotia
4.250%	01/27/2006	††	78,628	78,628
Barclays
4.410%	02/27/2006	††	56,163	56,163
Barclays
4.270%	01/25/2006	††	56,163	56,163
BNP Paribas
4.220%	01/24/2006	††	56,163	56,163
Branch Banker &Trust
4.260%	01/11/2006	††	56,163	56,163
CIESCO
4.305%	01/06/2006	††	67,395	67,395
Dexia Group
4.250%	01/09/2006	††	112,325	112,325
Fairway Finance
4.280%	01/30/2006	††	44,930	44,930
Falcon Asset Securitization Corporation
4.307%	02/02/2006	††	55,707	55,707
Fortis Bank
4.350%	01/03/2006	††	56,163	56,163
Greyhawk Funding
4.355%	01/06/2006	††	44,930	44,930
Greyhawk Funding
4.278%	01/24/2006	††	33,698	33,698
Jupiter Securitization Corporation
4.266%	01/05/2006	††	26,958	26,958
Jupiter Securitization Corporation
4.257%	01/04/2006	††	33,698	33,698
Liberty Street
4.266%	01/05/2006	††	55,751	55,751
Merrill Lynch & Company, Inc.
4.240%	01/03/2006	††	224,650	224,650
National Australia Bank
4.156%	01/03/2006	††	31,514	31,514
Paradigm Funding LLC
4.303%	01/03/2006	††	72,663	72,663
Paradigm Funding LLC
4.297%	01/09/2006	††	44,930	44,930
Prefco
4.312%	01/04/2006	††	33,698	33,698
Rabobank Nederland
4.150%	01/03/2006	††	56,163	56,163
Ranger Funding
4.291%	01/18/2006	††	44,930	44,930
Royal Bank of Canada
4.250%	01/24/2006	††	78,628	78,628
Royal Bank of Canada
4.220%	01/20/2006	††	56,163	56,163
Royal Bank of Scotland
4.310%	02/01/2006	††	112,325	112,325
Royal Bank of Scotland
4.250%	01/23/2006	††	56,163	56,163

300	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Vantagepoint Overseas Equity Index Fund

Coupon Rate	Maturity Date		Face	Value

CASH EQUIVALENTS—(Continued)

Skandinaviska Enskilda Banken AB
4.300%	01/17/2006	††	$33,698	$33,698
Skandinaviska Enskilda Banken AB
4.230%	01/03/2006	††	56,163	56,163
Societe Generale
4.280%	01/30/2006	††	44,930	44,930
The Bank of the West
4.290%	01/25/2006	††	56,163	56,163
UBS AG
4.260%	01/10/2006	††	56,163	56,163
UBS AG
4.255%	01/18/2006	††	67,395	67,395
Wells Fargo
4.290%	01/30/2006	††	89,860	89,860
Wells Fargo
4.270%	01/03/2006	††	56,163	56,163
Yorktown Capital LLC
4.330%	01/04/2006	††	50,290	50,290
Yorktown Capital LLC
4.266%	01/05/2006	††	55,751	55,751

				2,269,401

Floating Rate Instruments/Master Notes—0.2%
Bank of America
4.270%	01/17/2006	††	44,930	44,923
Bank of America
4.230%	01/20/2006	††	56,163	56,163
Credit Suisse First Boston Corporation
4.175%	03/10/2006	††	44,930	44,930
Rabobank Nederland
4.100%	05/31/2006	††	56,163	56,163

				202,179

TOTAL CASH EQUIVALENTS
(Cost $2,658,039)				2,658,039

REPURCHASE AGREEMENTS—4.1%

United States—4.1%
IBT Repurchase Agreement dated 12/30/05 due 01/03/06, with a maturity date value of $3,674,748 and an effective yield of 3.65% collateralized by U.S Government Obligations with a rate of 5.00%, maturity date of 10/01/2033 and an aggregate market value of $3,856,921.			3,673,258	3,673,258

TOTAL INVESTMENTS—102.6%
(Cost $65,576,219)				91,907,920
Other assets less liabilities—(2.6%)				(2,349,361)

NET ASSETS—100.0%				$89,558,559

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust

SDR Swedish Depositary Receipt

TBD To Be Determined
*	Non-income producing security.
†	Denotes all or a portion of security on loan.
‡	Security valued at fair value as determined by policies approved by the board of directors.
**	Security has been pledged as collateral for futures contracts.
††	Represents collateral received from securities lending transactions.
d	Security has no market value at 12/31/2005.

Percentage of Portfolio by Industry (unaudited):
Banking	18.5%
Financial Services	9.3%
Oil & Gas	8.2%
Pharmaceuticals	6.8%
Telephone Systems	5.8%
Beverages, Food & Tobacco	4.9%
Insurance	4.7%
Commercial Services	4.0%
Automotive	4.0%
Electric Utilities	3.5%
Electronics	3.4%
Metals	3.0%
Chemicals	2.6%
Real Estate	2.3%
Transportation	2.0%
Retailers	1.9%
Media—Broadcasting & Publishing	1.7%
Building Materials	1.3%
Communications	1.3%
Computer Software & Processing	1.1%
Food Retailers	1.1%
Heavy Machinery	1.1%
Computers & Information	1.1%
Miscellaneous	1.0%
Entertainment & Leisure	0.8%
Cosmetics & Personal Care	0.7%
Textiles, Clothing & Fabrics	0.5%
Home Construction, Furnishings & Appliances	0.5%
Aerospace & Defense	0.5%
Water Companies	0.5%
Mining	0.5%
U.S. Treasury Bills	0.5%
Forest Products & Paper	0.4%
Heavy Construction	0.4%
Medical Supplies	0.4%
Apparel Retailers	0.4%
Medical Equipment & Supplies	0.3%
Advertising	0.3%
Restaurants	0.3%
Airlines	0.2%
Electrical Equipment	0.2%
Lodging	0.2%
Industrial—Diversified	0.2%
Containers & Packaging	0.1%
Telecommunications	0.1%
Building Construction	0.0%
Household Products	0.0%
Internet	0.0%
Health Care Providers	0.0%

TOTAL INVESTMENTS	102.6%
Other assets less liabilities	(2.6% )

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.	301

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint Model
Portfolio Savings
Oriented Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	8,529,701	$84,444,040
Vantagepoint Equity Income Fund	3,159,267	28,022,695
Vantagepoint Growth & Income Fund	2,631,570	27,999,904
Vantagepoint International Fund	1,219,144	14,093,305
Vantagepoint Short-Term Bond Fund	10,050,314	98,392,572
Vantagepoint US Government Securities Fund	2,779,093	28,124,422

		281,076,938

TOTAL INVESTMENTS—100.0%
(Cost $272,335,368)		281,076,938
Other assets less liabilities—(0.0%)		(41,272)

NET ASSETS—100.0%		$281,035,666

302	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint Model
Portfolio Conservative
Growth Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Aggressive Opportunities Fund	2,205,932	$25,654,987
Vantagepoint Core Bond Index Fund Class I	15,571,087	154,153,766
Vantagepoint Equity Income Fund	5,763,960	51,126,328
Vantagepoint Growth & Income Fund	4,795,487	51,023,985
Vantagepoint Growth Fund	4,687,021	40,777,081
Vantagepoint International Fund	3,168,217	36,624,585
Vantagepoint Short-Term Bond Fund	15,698,801	153,691,261

		513,051,993

TOTAL INVESTMENTS—100.0%
(Cost $473,539,640)		513,051,993
Other assets less liabilities—(0.0%)		(59,900)

NET ASSETS—100.0%		$512,992,093

See accompanying notes to financial statements.	303

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint Model
Portfolio Traditional
Growth Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Aggressive Opportunities Fund	9,856,301	$114,628,785
Vantagepoint Core Bond Index Fund Class I	22,786,410	225,585,456
Vantagepoint Equity Income Fund	12,749,615	113,089,088
Vantagepoint Growth & Income Fund	15,961,815	169,833,716
Vantagepoint Growth Fund	19,599,056	170,511,783
Vantagepoint International Fund	10,203,803	117,955,963
Vantagepoint Short-Term Bond Fund	22,898,715	224,178,424

		1,135,783,215

TOTAL INVESTMENTS—100.0%
(Cost $1,005,886,610)		1,135,783,215
Other assets less liabilities—(0.0%)		(112,140)

NET ASSETS—100.0%		$1,135,671,075

304	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint Model
Portfolio Long-Term
Growth Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Aggressive Opportunities Fund	15,571,777	$181,099,770
Vantagepoint Core Bond Index Fund Class I	24,422,686	241,784,589
Vantagepoint Equity Income Fund	17,638,165	156,450,522
Vantagepoint Growth & Income Fund	22,521,510	239,628,871
Vantagepoint Growth Fund	27,554,500	239,724,148
Vantagepoint International Fund	13,041,447	150,759,124

		1,209,447,024

TOTAL INVESTMENTS—100.0%
(Cost $1,080,322,421)		1,209,447,024
Other assets less liabilities—(0.0%)		(117,723)

NET ASSETS—100.0%		$1,209,329,301

See accompanying notes to financial statements.	305

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint Model
Portfolio All-Equity
Growth Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Aggressive Opportunities Fund	5,223,556	$60,749,959
Vantagepoint Equity Income Fund	5,136,608	45,561,710
Vantagepoint Growth & Income Fund	5,687,818	60,518,378
Vantagepoint Growth Fund	10,427,629	90,720,375
Vantagepoint International Fund	4,018,989	46,459,518

		304,009,940

TOTAL INVESTMENTS—100.0%
(Cost $256,521,797)		304,009,940
Other assets less liabilities—(0.0%)		(34,829)

NET ASSETS—100.0%		$303,975,111

306	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint
Milestone Retirement
Income Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	465,626	$4,609,699
Vantagepoint Equity Income Fund	147,817	1,311,134
Vantagepoint Growth & Income Fund	184,840	1,966,702
Vantagepoint International Fund	56,710	655,567
Vantagepoint Short-Term Bond Fund	470,313	4,604,365

		13,147,467

TOTAL INVESTMENTS—100.0%
(Cost $13,187,251)		13,147,467
Other assets less liabilities—(0.0%)		(1,166)

NET ASSETS—100.0%		$13,146,301

See accompanying notes to financial statements.	307

SCHEDULE OF INVESTMENTS
 December 31, 2005

Vantagepoint
Milestone 2010 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	822,865	$8,146,364
Vantagepoint Equity Income Fund	299,772	2,658,980
Vantagepoint Growth & Income Fund	644,554	6,858,053
Vantagepoint Growth Fund	137,533	1,196,541
Vantagepoint International Fund	177,112	2,047,415
Vantagepoint Short-Term Bond Fund	586,028	5,737,218

		26,644,571

TOTAL INVESTMENTS—100.0%
(Cost $26,284,803)		26,644,571
Other assets less liabilities—(0.0%)		(6,472)

NET ASSETS—100.0%		$26,638,099

308	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2015 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	1,070,199	$10,594,972
Vantagepoint Equity Income Fund	430,179	3,815,684
Vantagepoint Growth &Income Fund	1,188,409	12,644,667
Vantagepoint Growth Fund	280,268	2,438,333
Vantagepoint International Fund	415,172	4,799,390
Vantagepoint Mid/Small Company Index Fund Class I	173,781	2,604,971
Vantagepoint Short-Term Bond Fund	466,496	4,566,998

		41,465,015

TOTAL INVESTMENTS—100.0%
(Cost $40,381,717)		41,465,015
Other assets less liabilities—(0.0%)		(9,956)

NET ASSETS—100.0%		$41,455,059

See accompanying notes to financial statements.	309

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2020 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	628,137	$6,218,554
Vantagepoint Equity Income Fund	276,443	2,452,047
Vantagepoint Growth & Income Fund	861,620	9,167,632
Vantagepoint Growth Fund	201,725	1,754,999
Vantagepoint International Fund	324,844	3,755,195
Vantagepoint Mid/Small Company Index Fund Class I	159,745	2,394,578
Vantagepoint Short-Term Bond Fund	153,426	1,502,037

		27,245,042

TOTAL INVESTMENTS—100.0%
(Cost $26,371,357)		27,245,042
Other assets less liabilities—(0.0%)		(5,448)

NET ASSETS—100.0%		$27,239,594

310	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2025 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	399,611	$3,956,149
Vantagepoint Equity Income Fund	201,607	1,788,250
Vantagepoint Growth & Income Fund	668,738	7,115,377
Vantagepoint Growth Fund	154,846	1,347,164
Vantagepoint International Fund	266,544	3,081,246
Vantagepoint Mid/Small Company Index Fund Class I	139,808	2,095,718
Vantagepoint Short-Term Bond Fund	9,966	97,565

		19,481,469

TOTAL INVESTMENTS—100.0%
(Cost $18,699,944)		19,481,469
Other assets less liabilities—(0.0%)		(2,825)

NET ASSETS—100.0%		$19,478,644

See accompanying notes to financial statements.	311

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2030 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	157,981	$1,564,015
Vantagepoint Equity Income Fund	92,011	816,137
Vantagepoint Growth & Income Fund	361,970	3,851,358
Vantagepoint Growth Fund	86,013	748,314
Vantagepoint International Fund	154,678	1,788,075
Vantagepoint Mid/Small Company Index Fund Class I	85,776	1,285,775

		10,053,674

TOTAL INVESTMENTS—100.0%
(Cost $9,665,417)		10,053,674
Other assets less liabilities—0.0%		199

NET ASSETS—100.0%		$10,053,873

312	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2035 Fund	Shares	Value

MUTUAL FUNDS—100.0%

Vantagepoint Core Bond Index Fund Class I	47,423	$469,485
Vantagepoint Equity Income Fund	36,037	319,645
Vantagepoint Growth & Income Fund	166,651	1,773,162
Vantagepoint Growth Fund	40,666	353,790
Vantagepoint International Fund	76,246	881,406
Vantagepoint Mid/Small Company Index Fund Class I	43,945	658,736

		4,456,224

TOTAL INVESTMENTS—100.0%
(Cost $4,258,608)		4,456,224
Other assets less liabilities—0.0%		1,593

NET ASSETS—100.0%		$4,457,817

See accompanying notes to financial statements.	313

SCHEDULE OF INVESTMENTS
December 31, 2005

Vantagepoint Milestone 2040 Fund	Shares	Value

MUTUAL FUNDS—99.9%

Vantagepoint Core Bond Index Fund Class I	31,418	$311,039
Vantagepoint Equity Income Fund	25,151	223,091
Vantagepoint Growth & Income Fund	114,544	1,218,748
Vantagepoint Growth Fund	28,462	247,620
Vantagepoint International Fund	53,599	619,604
Vantagepoint Mid/Small Company Index Fund Class I	30,987	464,492

		3,084,594

TOTAL INVESTMENTS—99.9%
(Cost $2,957,116)		3,084,594
Other assets less liabilities—0.1%		2,111

NET ASSETS—100.0%		$3,086,705

314	See accompanying notes to financial statements.

The Vantagepoint Funds are distributed by ICMA-RC Services LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member NASD/SIPC.

777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 1-800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 1-800-669-8216
WWW.ICMARC.ORG
ANR000-001-0206-214

Item 2	(Code of Ethics)

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Not applicable.
Sub-item 2d. Not applicable.
Sub-item 2e. Not applicable.
Item 3

(Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch and Anthony Calhoun, both of whom are independent under the applicable rules.

Item 4	(Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $309,800 and $220,400 in 2005 and 2004, respectively.

Sub-item 4b (Audit Related Fees). The aggregate fees billed for assurance and related services rendered by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the registrant’s financial statements (and not reported under Sub-item 4a) were $25,000 in 2004. These services were provided in 2004 to monitor the transition of the registrant’s index funds from master-feeder to stand-alone investment structures.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $106,430 and $80,600 in 2005 and 2004, respectively.  These services covered preparation of the registrant’s income tax and excise tax returns, and also included related tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e(1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e(2). The registrant’s audit committee approved 100% of the services described in Sub-items 4b through 4d.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5	(Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6	(Schedule of Investments): Not applicable; included under Item 1.

Item 7	(Disclosure of Proxy Voting Policies & Procedures for Closed-end Management Investment Companies): Not applicable to this registrant.

Item 8	(Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 9	(Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 10	(Submission of Matters to a Vote of Security Holders): Not applicable; no material changes.

Item 11	(Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12	(Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen

Joan McCallen, Principal Executive Officer

Date	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen

Joan McCallen, Principal Executive Officer

Date	March 10, 2006

By:	/s/ Gerard P. Maus

Gerard P. Maus, Principal Financial Officer

Date	March 10, 2006